                                                               File Nos. 2-98772
                                                                       811-04347

              AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
                                 ON May 1, 2006

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


     Pre-Effective Amendment No. ____                                        [ ]


     Post-Effective Amendment No. 122                                        [X]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

     Amendment No. 150                                                       [X]

                                    GMO TRUST
               (Exact Name of Registrant as Specified in Charter)

                   40 Rowes Wharf, Boston, Massachusetts 02110
                    (Address of principal executive offices)

                                  617-330-7500
              (Registrant's telephone number, including area code)

                                 with a copy to:

    J.B. Kittredge, Esq.                                Thomas R. Hiller, Esq.
         GMO Trust                                         Ropes & Gray LLP
      40 Rowes Wharf                                   One International Place
Boston, Massachusetts 02110                          Boston, Massachusetts 02110

                    (Name and address of agents for service)

It is proposed that this filing will become effective:

     [ ]  Immediately upon filing pursuant to paragraph (b), or

     [X]  60 days after filing pursuant to paragraph (a)(1), or

     [ ]  On ______________, pursuant to paragraph (b), or

     [ ]  75 days after filing pursuant to paragraph (a)(2), of Rule 485.

This filing relates only to the 41 series of the Registrant listed on the front cover of the GMO Trust Prospectus, dated June 30, 2006 filed herewith, and GMO Emarging Markets Quality Fund, a series of the Registrant offered through a separate Prospectus dated June 30, 2006 and filed herewith. No information contained herein is intended to amend or supersede any prior filing relating to any other series of the Registrant.

GMO TRUST                                                             Prospectus

                                                                   June 30, 2006


GMO TRUST OFFERS A BROAD SELECTION
OF INVESTMENT ALTERNATIVES TO INVESTORS.

U.S. EQUITY FUNDS


- U.S. Core Equity Fund

- Tobacco-Free Core Fund
- U.S. Quality Equity Fund

- U.S. Value Fund


- U.S. Intrinsic Value Fund


- U.S. Growth Fund


- U.S. Small/Mid Cap Value Fund


- U.S. Small/Mid Cap Growth Fund

- Real Estate Fund
- Tax-Managed U.S. Equities Fund

- Tax-Managed Small/Mid Cap Fund


FIXED INCOME FUNDS
- Domestic Bond Fund
- Core Plus Bond Fund
- International Bond Fund
- Currency Hedged International Bond Fund
- Global Bond Fund
- Emerging Country Debt Fund
- Emerging Country Debt Share Fund
- Short-Duration Investment Fund

- Short-Duration Collateral Share Fund

- Inflation Indexed Bond Fund

INTERNATIONAL EQUITY FUNDS

- International Core Equity Fund

- International Intrinsic Value Fund

- International Growth Equity Fund

- Global Growth Fund
- Developed World Stock Fund
- Currency Hedged International Equity Fund
- Foreign Fund
- Foreign Small Companies Fund
- International Small Companies Fund
- Emerging Markets Fund
- Emerging Countries Fund
- Tax-Managed International Equities Fund

ASSET ALLOCATION FUNDS
- Benchmark-Free Allocation Fund
- International Equity Allocation Fund
- Global Balanced Asset Allocation Fund
- Global (U.S.+) Equity Allocation Fund

- Strategic Opportunities Allocation Fund

- World Opportunities Equity Allocation Fund

- U.S. Equity Allocation Fund


- Alpha Only Fund


Information about other funds and classes offered by GMO Trust is contained in separate prospectuses.

GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
40 ROWES WHARF - BOSTON, MASSACHUSETTS 02110

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
FUND SUMMARIES..............................................     1
  U.S. Equity Funds.........................................     2
    U.S. Core Equity Fund...................................     2
    Tobacco-Free Core Fund..................................     4
    U.S. Quality Equity Fund................................     6
    U.S. Value Fund.........................................     8
    U.S. Intrinsic Value Fund...............................    10
    U.S. Growth Fund........................................    12
    U.S. Small/Mid Cap Value Fund...........................    14
    U.S. Small/Mid Cap Growth Fund..........................    16
    Real Estate Fund........................................    18
    Tax-Managed U.S. Equities Fund..........................    20
    Tax-Managed Small/Mid Cap Fund..........................    22
  International Equity Funds................................    24
    International Core Equity Fund..........................    24
    International Intrinsic Value Fund......................    26
    International Growth Equity Fund........................    28
    Global Growth Fund......................................    30
    Developed World Stock Fund..............................    32
    Currency Hedged International Equity Fund...............    34
    Foreign Fund............................................    36
    Foreign Small Companies Fund............................    38
    International Small Companies Fund......................    40
    Emerging Markets Fund...................................    42
    Emerging Countries Fund.................................    44
    Tax-Managed International Equities Fund.................    46
  Fixed Income Funds........................................    49
    Domestic Bond Fund......................................    50
    Core Plus Bond Fund.....................................    52
    International Bond Fund.................................    54
    Currency Hedged International Bond Fund.................    56
    Global Bond Fund........................................    58
    Emerging Country Debt Fund..............................    60
    Emerging Country Debt Share Fund........................    62
    Short-Duration Investment Fund..........................    64
    Short-Duration Collateral Share Fund....................    66
    Inflation Indexed Bond Fund.............................    68
  Asset Allocation Funds....................................    71
    Benchmark-Free Allocation Fund..........................    72
    International Equity Allocation Fund....................    74
    Global Balanced Asset Allocation Fund...................    76
    Global (U.S.+) Equity Allocation Fund...................    78
    Strategic Opportunities Allocation Fund.................    80
    World Opportunities Equity Allocation Fund..............    82
    U.S. Equity Allocation Fund.............................    84
    Alpha Only Fund.........................................    86
DESCRIPTION OF PRINCIPAL RISKS..............................    88
MANAGEMENT OF THE TRUST.....................................    98
DETERMINATION OF NET ASSET VALUE............................   100
NAME POLICIES...............................................   101
DISCLOSURE OF PORTFOLIO HOLDINGS............................   101
HOW TO PURCHASE SHARES......................................   102
HOW TO REDEEM SHARES........................................   103
PURCHASE PREMIUMS AND REDEMPTION FEES.......................   105
MULTIPLE CLASSES............................................   106
DISTRIBUTIONS AND TAXES.....................................   107
FINANCIAL HIGHLIGHTS........................................   110
INVESTMENTS IN GMO FUNDS OFFERED THROUGH SEPARATE
  PROSPECTUSES AND PRIVATE PLACEMENT MEMORANDA..............   137
FUND CODES.......................................inside back cover
ADDITIONAL INFORMATION..................................back cover
SHAREHOLDER INQUIRIES...................................back cover
DISTRIBUTOR.............................................back cover

                                 FUND SUMMARIES

     This section contains summary descriptions of each Fund's investment objective, principal investment strategies, principal risks, performance, and fees and expenses. The summaries are not all-inclusive, and a Fund may make investments, employ strategies, and be exposed to risks that are not described in its summary. More information about a Fund's investments and strategies is contained in the Statement of Additional Information ("SAI"). See the back cover of this Prospectus for information about how to receive the SAI.


     FUNDAMENTAL INVESTMENT OBJECTIVES/POLICIES. The Funds' Board of Trustees ("Trustees") may change a Fund's investment objective or policies without shareholder approval unless an objective or policy is identified in this Prospectus or in the SAI as "fundamental." Only the U.S. Core Equity Fund, U.S. Value Fund, U.S. Growth Fund, Short-Duration Investment Fund, and International Intrinsic Value Fund have investment objectives that are fundamental.



     TAX CONSEQUENCES AND PORTFOLIO TURNOVER. Unless otherwise specified in this Prospectus or in the SAI, Grantham, Mayo, Van Otterloo & Co. LLC, the Funds' investment manager (the "Manager" or "GMO"), is not obligated to and generally will not consider tax consequences when seeking to achieve a Fund's investment objective (e.g., a Fund may engage in transactions that are not tax efficient for shareholders subject to U.S. federal income tax). Portfolio turnover is not a principal consideration when GMO makes investment decisions for the Funds. Based on its assessment of market conditions, GMO may trade a Fund's investments more frequently at some times than at others. High turnover rates may adversely affect a Fund's performance by generating additional expenses and may result in additional taxable income for its shareholders.



     CERTAIN DEFINITIONS. MANY OF THE FUND SUMMARIES STATE THAT A FUND WILL "INVEST" OR MAKE "INVESTMENTS" IN A PARTICULAR TYPE OF SECURITY OR OTHER ASSET. WHEN USED IN THIS PROSPECTUS, THE TERM "INVEST" INCLUDES BOTH DIRECT INVESTING AND INDIRECT INVESTING AND THE TERM "INVESTMENTS" INCLUDES BOTH DIRECT INVESTMENTS AND INDIRECT INVESTMENTS. FOR INSTANCE, A FUND MAY INVEST INDIRECTLY OR MAKE AN INDIRECT INVESTMENT BY INVESTING IN ANOTHER FUND OR IN DERIVATIVES AND SYNTHETIC INSTRUMENTS WITH ECONOMIC CHARACTERISTICS SIMILAR TO THE UNDERLYING ASSET. THE MANAGER DEFINES "EQUITY INVESTMENTS" AS INVESTMENTS IN COMMON STOCKS AND OTHER STOCK-RELATED SECURITIES, SUCH AS PREFERRED STOCKS, CONVERTIBLE SECURITIES, AND DEPOSITORY RECEIPTS.



     FUND NAME POLICIES. To comply with Securities and Exchange Commission ("SEC") rules regarding the use of descriptive words in a fund's name, some Funds have adopted policies of investing at least 80% of their net assets plus any borrowings made for investment purposes in specific types of investments, industries, countries, or geographic regions (each policy, a "Name Policy"). Each such Fund's Name Policy is described in the "Principal investment strategies" section of its summary description. See also "Name Policies" for more information regarding each such Fund's Name Policy.



     PRINCIPAL RISKS. Investing in mutual funds involves risk, including the risk that the strategies and techniques of the Manager will fail to produce the desired results (see "Management of the Trust" for a description of the Manager and "Description of Principal Risks -- Management Risk" for a more detailed discussion of this risk). Each Fund is subject to risks based on the types of investments in its portfolio and on the investment strategies it employs. You should refer to "Description of Principal Risks" in this Prospectus for a more detailed discussion of the principal risks of investing in the Funds. A Fund may be exposed to risks in addition to the principal risks described in this Prospectus.



     All of the Funds are subject to the risk that war, terrorism, and related geopolitical events may lead to increased short-term market volatility and have adverse long-term effects on U.S. and world economies and markets generally, as well as adverse effects on issuers of securities and the value of the Funds' investments.



     In addition, to the extent that a Fund's shares are held by large shareholders, such as institutional investors or asset allocation funds, it will be subject to the risk that these shareholders will reallocate or rebalance their investments, which may cause the Fund to have to sell portfolio securities in order to satisfy redemption requests or purchase portfolio securities in order to invest cash as a result of such transactions and, in turn, could have adverse effects on the Fund's performance, accelerate the realization of taxable income to shareholders, and increase transaction costs. Each Fund that invests in other GMO Funds will be indirectly subject to this risk to the extent it invests in other Funds that have large shareholders. See "Description of Principal Risks -- Market Disruption and Geopolitical Risk" and "-- Large Shareholder Risk" for a more detailed discussion of these risks.



     Many of the Funds, by themselves, do not constitute complete investment programs and an investment in any such Fund should only be considered as part of a diversified portfolio that includes other investments. You should also keep in mind that an investment in a Fund is not a bank deposit and therefore is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



     OUTPERFORMANCE OF BENCHMARK STATEMENTS.  In many cases, a "Benchmark"
section in the following summaries provides a margin by which a Fund seeks to outperform its benchmark over a market cycle. There can be no assurance that these goals will be achieved. The stated goals are, however, intended to give some comparative information about the amount of risk taken by a Fund in relation to its benchmark (also called "tracking error"). Thus, for example, a Fund that seeks to outperform its index by 3% over a market cycle is expected to involve higher risk relative to its benchmark (tracking error) than a Fund seeking to outperform its index by 2%, which, in turn, will have higher tracking error than a Fund seeking to replicate the performance of an index. Each Fund's "outperformance goals" speak only as of the date of this Prospectus; these goals may change from time to time without notice to shareholders.



     FUND CODES. See "Fund Codes" on the inside back cover of this Prospectus for information regarding each Fund's ticker, symbol, and CUSIP number. This Prospectus does not offer shares in any state where they may not lawfully be offered.

                               U.S. EQUITY FUNDS

 GMO U.S. CORE EQUITY FUND


                                                    Fund Inception Date: 9/16/05



INVESTMENT OBJECTIVE


     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.


PRINCIPAL INVESTMENT STRATEGIES

     The Fund typically makes equity investments in companies that issue stocks included in the S&P 500 Index, a U.S. stock index, and in companies with similar size characteristics. Under normal circumstances, the Fund invests at least 80% of its assets in equity investments tied economically to the U.S.



     The Manager uses proprietary research and quantitative models to seek out stocks it believes are undervalued (generally, stocks trading at prices below what the Manager believes to be their fundamental value) or stocks it believes have improving fundamentals and positive sentiment. The Manager also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks), position size, industry and sector weights, and market capitalization. The factors considered and models used by the Manager may change over time.



     The Fund generally seeks to be fully invested and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); and/or (iii) manage risk by implementing shifts in investment exposure.


BENCHMARK

     The Fund's benchmark is the S&P 500 Index, an index of large capitalization U.S. stocks, independently maintained and published by Standard & Poor's. As of May 31, 2006, the market capitalization of companies that issue stocks included
in the S&P 500 Index ranged from $     million to $     billion. The Fund seeks
to outperform its benchmark by   % per year, net of fees, over a complete market
cycle.



PRINCIPAL RISKS OF INVESTING IN THE FUND


     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see "Description of Principal Risks."



- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund's investments and periods of poor performance.



     Other principal risks of an investment in the Fund include Market
Risk - Value Securities (risk that the market may not recognize the value of securities purchased by the Fund, causing their prices to decline or fail to approach the value the Manager anticipates), Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), and Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty).

PERFORMANCE


     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class III shares only; after-tax returns for other classes will vary. Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.



     The Fund is the successor to GMO U.S. Core Fund, another series of GMO Trust with an investment objective and policies and restrictions that are substantially identical to those of the Fund. Performance of the Fund prior to September 16, 2005 is that of GMO U.S. Core Fund and reflects GMO U.S. Core Fund's annual operating expenses (0.02% higher than that of the Fund).



                     ANNUAL TOTAL RETURN/Class III Shares*

                            Years Ending December 31




                                                                       U.S. CORE EQUITY FUND (%)
                                                                       -------------------------
1996                                                                             17.61
1997                                                                              35.1
1998                                                                             24.69
1999                                                                             18.59
2000                                                                               0.3
2001                                                                             -7.68
2002                                                                            -19.67
2003                                                                             26.61
2004                                                                               9.8
2005


                         Highest Quarter:     % (    )


                          Lowest Quarter:     % (    )


                      Year-to-Date (as of 3/31/06):     %


                          AVERAGE ANNUAL TOTAL RETURNS

                        Periods Ending December 31, 2005



---------------------------------------------------------------------------------------------------------
                                                      1 YEAR      5 YEARS      10 YEARS     INCEPT.
---------------------------------------------------------------------------------------------------------
 CLASS III                                                                                    9/18/85*
---------------------------------------------------------------------------------------------------------
 RETURN BEFORE TAXES                                       %            %            %               %
---------------------------------------------------------------------------------------------------------
 RETURN AFTER TAXES ON DISTRIBUTIONS                       %            %            %               %
---------------------------------------------------------------------------------------------------------
 RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF
  FUND SHARES                                              %            %            %               %
---------------------------------------------------------------------------------------------------------
 S&P 500 INDEX                                             %            %            %               %
---------------------------------------------------------------------------------------------------------
 CLASS IV                                                                                      1/9/98*
---------------------------------------------------------------------------------------------------------
 RETURN BEFORE TAXES                                       %            %          N/A               %
---------------------------------------------------------------------------------------------------------
 S&P 500 INDEX                                             %            %          N/A               %
---------------------------------------------------------------------------------------------------------
 CLASS V                                                                                       7/2/01*
---------------------------------------------------------------------------------------------------------
 RETURN BEFORE TAXES                                       %          N/A          N/A               %
---------------------------------------------------------------------------------------------------------
 S&P 500 INDEX                                             %          N/A          N/A               %
---------------------------------------------------------------------------------------------------------
 CLASS VI                                                                                     6/30/03*
---------------------------------------------------------------------------------------------------------
 RETURN BEFORE TAXES                                       %          N/A          N/A               %
---------------------------------------------------------------------------------------------------------
 S&P 500 INDEX                                             %          N/A          N/A               %
---------------------------------------------------------------------------------------------------------



(*) Performance information presented for each class of shares of the Fund is that of a corresponding class of shares of GMO U.S. Core Fund for all periods prior to September 16, 2005.



FEES AND EXPENSES


     The table below shows, for each class of shares, the expected cost of investing in the Fund.


  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE PAID FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)     CLASS III     CLASS IV     CLASS V
  ----------------------------------------------------------------------------------------------------------------------------
  Management fee                                                                              0.31%(1)      0.31%(1)     0.31%(1)
  Shareholder service fee                                                                     0.15%(1)      0.10%(1)    0.085%(1)
  Other expenses                                                                                  %(1)          %(1)         %(1)
  Total annual operating expenses                                                                 %(1)          %(1)         %(1)
    Expense reimbursement                                                                         %(2)          %(2)         %(2)
  Net annual expenses                                                                             %(1)          %(1)         %(1)

  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE PAID FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE DAILY NET ASSET  CLASS VI
  -----------------------------------------------------------------------------------  --------
  Management fee                                                                         0.31%(1)
  Shareholder service fee                                                               0.055%(1)
  Other expenses                                                                             %(1)
  Total annual operating expenses                                                            %(1)
    Expense reimbursement                                                                    %(2)
  Net annual expenses                                                                        %(1)



[(1) The Fund is the successor to GMO U.S. Core Fund. The Fund's operating expenses set forth in the table above are based on amounts incurred by GMO U.S. Core Fund (for periods prior to September 16, 2005) and the Fund (for periods on and after September 16, 2005) for the complete fiscal year ended February 28, 2006, except that the Fund's annual total operating expenses have been restated to reflect the Fund's lower management fee rate of 0.31% (GMO U.S. Core Fund's management fee rate was 0.33%).]



(2) The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2007 to the extent the Fund's total annual operating expenses (excluding shareholder service fees and other expenses described on page [ ] of this Prospectus) exceed 0.31% of the Fund's average daily net assets.


EXAMPLE

     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating Expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.



                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class III                                                       $        $          $         $
Class IV                                                        $        $          $         $
Class V                                                         $        $          $         $
Class VI                                                        $        $          $         $



             * After reimbursement

 GMO TOBACCO-FREE CORE FUND
                                                   Fund Inception Date: 10/31/91

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund typically makes equity investments in companies that issue stocks included in the S&P 500 Index, a U.S. stock index, and in companies with similar size characteristics, other than tobacco-producing companies. Under normal circumstances, the Fund must invest at least 80% of its assets, and expects to invest substantially all of its assets, in investments in tobacco-free companies. The Manager defines tobacco-free companies as those companies that are not listed in the Tobacco Producing Issuer industry classification maintained by Ford Investor Services.



     The Manager uses proprietary research and quantitative models to seek out stocks it believes are undervalued (generally, stocks trading at prices below what the Manager believes to be their fundamental value) or stocks it believes have improving fundamentals and positive sentiment. The Manager also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks), position size, industry and sector weights, and market capitalization. The factors considered and models used by the Manager may change over time.



     The Fund generally seeks to be fully invested and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); and/or (iii) manage risk by implementing shifts in investment exposure.


BENCHMARK

     The Fund's benchmark is the S&P 500 Index, an index of large capitalization U.S. stocks, independently maintained and published by Standard & Poor's. As of May 31, 2006, the market capitalization of companies that issue stocks included
in the S&P 500 Index ranged from $     million to $     billion. The Fund seeks
to outperform its benchmark by   % per year, net of fees, over a complete market
cycle.


PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund's investments and periods of poor performance.

     Other principal risks of an investment in the Fund include Market
Risk - Value Securities (risk that the market may not recognize the value of securities purchased by the Fund, causing their prices to decline or fail to approach the value the Manager anticipates), Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), and Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty).

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class III shares only; after-tax returns for other classes will vary. Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31


                                      LOGO





                                                                              TOBACCO FREE CORE FUND (%)
                                                                             ----------------------------
1996                                                                                     18.30
1997                                                                                     35.60
1998                                                                                     25.20
1999                                                                                     21.25
2000                                                                                     -0.89
2001                                                                                     -8.82
2002                                                                                    -20.25
2003                                                                                     26.52
2004                                                                                      9.26
2005                                                                                      2.35


                        Highest Quarter: 19.47% (4Q1998)
                        Lowest Quarter: -17.27% (3Q2002)

                      Year-to-Date (as of 3/31/06):     %


                          AVERAGE ANNUAL TOTAL RETURNS

                        Periods Ending December 31, 2005



---------------------------------------------------------------------------------------------------------
                                                      1 YEAR      5 YEARS      10 YEARS     INCEPT.
---------------------------------------------------------------------------------------------------------
 CLASS III                                                                                  10/31/91
---------------------------------------------------------------------------------------------------------
 RETURN BEFORE TAXES                                   2.35%        0.57%        9.52%         11.73%
---------------------------------------------------------------------------------------------------------
 RETURN AFTER TAXES ON DISTRIBUTIONS                   1.46%        0.10%        6.70%          8.61%
---------------------------------------------------------------------------------------------------------
 RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF
  FUND SHARES                                          1.89%        0.28%        6.80%          8.57%
---------------------------------------------------------------------------------------------------------
 S&P 500 INDEX                                         4.91%        0.54%        9.07%         10.68%
---------------------------------------------------------------------------------------------------------
 CLASS IV                                                                                     7/2/01
---------------------------------------------------------------------------------------------------------
 RETURN BEFORE TAXES                                   2.47%          N/A          N/A          1.53%
---------------------------------------------------------------------------------------------------------
 S&P 500 INDEX                                         4.91%          N/A          N/A          1.94%
---------------------------------------------------------------------------------------------------------


FEES AND EXPENSES
     The table below shows, for each class of shares, the expected cost of investing in the Fund.


  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of
  average daily net assets)                                      CLASS III   CLASS IV
  -----------------------------------------------------------------------------------
  Management fee                                                   0.33%       0.33%
  Shareholder service fee                                          0.15%      0.105%
  Other expenses                                                       %           %
  Total annual operating expenses                                      %           %
    Expense reimbursement                                              %(1)        %(1)
  Net annual expenses                                                  %           %



(1) The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2007 to the extent the Fund's total annual operating expenses (excluding shareholder service fees and other expenses described on page [ ] of this Prospectus) exceed 0.33% of the Fund's average daily net assets.


EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class III                                                       $        $         $          $
Class IV                                                        $        $         $          $


       * After reimbursement

 GMO U.S. QUALITY EQUITY FUND
                                                     Fund Inception Date: 2/6/04

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund typically makes equity investments in companies that issue stocks included in the S&P 500 Index, a U.S. stock index, and in companies with similar size characteristics. Under normal circumstances, the Fund invests at least 80% of its assets in equity investments tied economically to the U.S. The Fund typically holds fewer than 100 stocks.



     The Manager uses proprietary quality models to evaluate an issuer's quality score based on several factors, including, but not limited to, expected earnings volatility (as measured by the volatility of profitability), profits (return on equity), and operational and financial leverage (amount of fixed operating costs together with total outstanding debt in relation to equity).



     The Manager also uses proprietary research and quantitative models to seek out stocks it believes are undervalued (generally, stocks trading at prices below what the Manager believes to be their fundamental value) or stocks it believes have improving fundamentals. The Manager also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks), position size, industry and sector weights, and market capitalization. The factors considered and models used by the Manager may change over time.



     The Fund reserves the right to make tactical allocations of up to 20% of its assets to investments in cash and high quality money market instruments. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts, to (i) hedge equity exposure;
(ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); and/or (iii) manage risk by implementing shifts in investment exposure.


BENCHMARK

     The Fund's benchmark is the S&P 500 Index, an index of large capitalization U.S. stocks, independently maintained and published by Standard & Poor's. As of May 31, 2006, the market capitalization of companies that issue stocks included
in the S&P 500 Index ranged from $     million to $     billion. The Fund seeks
to outperform its benchmark by   % per year, net of fees, over a complete market
cycle.


PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund's investments and periods of poor performance.


- Non-Diversification Risk - The Fund is a non-diversified investment company, which means it is allowed to invest in securities of a relatively small number of companies. Because the Fund may invest a greater percentage of its assets in the securities of a single issuer than if it were diversified, a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified.



     Other principal risks of an investment in the Fund include Market
Risk - Value Securities (risk that the market may not recognize the value of securities purchased by the Fund, causing their prices to decline or fail to approach the value the Manager anticipates), Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Focused Investment Risk (increased risk from the Fund's concentrating investments in a limited number of companies or in industries with high positive correlations to one another), and Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty).

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by showing the Fund's annual total return for the period shown, and by comparing the Fund's average annual total returns for the calendar period and since inception with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class III shares only; after-tax returns for other classes will vary. Performance results in the table reflect payment of Fund expenses; return for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.



                      ANNUAL TOTAL RETURN/Class III Shares


                            Year Ending December 31


                                    [GRAPH]


                                                                               U.S. QUALITY EQUITY FUND (%)
                                                                               ----------------------------
2005                                                                                        -0.90



                        Highest Quarter: 1.05% (4Q2005)


                        Lowest Quarter: -2.36% (1Q2005)


                      Year-to-Date (as of 3/31/06):     %



                          AVERAGE ANNUAL TOTAL RETURNS


                        Periods Ending December 31, 2005



---------------------------------------------------------------------------------------------------------
                                                      1 YEAR      5 YEARS      10 YEARS     INCEPT.
---------------------------------------------------------------------------------------------------------
 CLASS III                                                                                    2/6/04
---------------------------------------------------------------------------------------------------------
 RETURN BEFORE TAXES                                  -0.90%          N/A          N/A          1.13%
---------------------------------------------------------------------------------------------------------
 RETURN AFTER TAXES ON DISTRIBUTIONS                  -1.11%          N/A          N/A          0.92%
---------------------------------------------------------------------------------------------------------
 RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF
  FUND SHARES                                         -0.34%          N/A          N/A          0.95%
---------------------------------------------------------------------------------------------------------
 S&P 500 INDEX                                         4.91%          N/A          N/A          6.65%
---------------------------------------------------------------------------------------------------------
 CLASS IV                                                                                     2/6/04
---------------------------------------------------------------------------------------------------------
 RETURN BEFORE TAXES                                  -0.82%          N/A          N/A          1.19%
---------------------------------------------------------------------------------------------------------
 S&P 500 INDEX                                         4.91%          N/A          N/A          6.65%
---------------------------------------------------------------------------------------------------------


FEES AND EXPENSES
     The table shows, for each class of shares, the expected cost of investing in the Fund.


  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of average daily net
  assets)                                                                            CLASS III    CLASS IV
  ----------------------------------------------------------------------------------------------------------
  Management fee                                                                        0.33%        0.33%
  Shareholder service fee                                                               0.15%       0.105%
  Other expenses                                                                            %(1)         %(1)
  Total annual operating expenses                                                           %(1)         %(1)
    Expense reimbursement                                                                   %(1)         %(1)
  Net annual expenses                                                                       %(1)         %(1)



(1) The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2007 to the extent the Fund's total annual operating expenses (excluding shareholder service fees and other expenses described on page [ ] of this Prospectus) exceed 0.33% of the Fund's average daily net assets.


EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class III                                                       $        $         $          $
Class IV                                                        $        $         $          $


       * After reimbursement

 GMO U.S. VALUE FUND


                                                    Fund Inception Date: 9/16/05



INVESTMENT OBJECTIVE


     Long-term capital growth. The Fund seeks to achieve its objective by outperforming its benchmark.


PRINCIPAL INVESTMENT STRATEGIES

     The Fund typically makes equity investments in companies that issue stocks included in the Russell 1000 Index, a U.S. stock index, and in companies with similar size characteristics. As of May 31, 2006, the market capitalization of companies that issue stocks included in the Russell 1000 Index ranged from
$     million to $     billion. Under normal circumstances, the Fund invests at
least 80% of its assets in investments tied economically to the U.S. The Fund typically holds fewer than 100 stocks.



     The Manager uses proprietary quantitative models to identify an initial group of stocks trading at prices below what the Manager believes to be their fundamental value. The Manager then applies traditional fundamental analysis to evaluate the financial, operational, and management strength of the issuers of those stocks. The Manager also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks), position size, industry and sector weights, and market capitalization. The factors considered and models used by the Manager may change over time.



     The Fund generally seeks to be fully invested and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); and/or (iii) manage risk by implementing shifts in investment exposure.


BENCHMARK

     The Fund's benchmark is the Russell 1000 Value Index, which measures the performance of those stocks included in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Value Index is independently maintained and published by the Frank Russell Company.
The Fund seeks to outperform its benchmark by   -   % per year, net of fees,
over a complete market cycle.



PRINCIPAL RISKS OF INVESTING IN THE FUND


     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see "Description of Principal Risks."



- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund's investments and periods of poor performance.



- Market Risk - Value Securities - The Fund purchases some equity securities ("value securities") primarily because they are selling at prices lower than what the Manager believes to be their fundamental value. The Fund bears the risk that the companies that issued those securities may not overcome the adverse business developments or other factors causing their securities to be underpriced, or that the market may never come to recognize their fundamental value.



- Non-Diversification Risk - The Fund is a non-diversified investment company, which means it is allowed to invest in securities of a relatively small number of companies. Because the Fund may invest a greater percentage of its assets in the securities of a single issuer than if it were diversified, a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified.



     Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), and Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty).

PERFORMANCE


     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.



     The Fund is the successor to GMO Value Fund, another series of GMO Trust with an investment objective and policies and restrictions that are substantially identical to those of the Fund. Performance of the Fund prior to September 16, 2005 is that of GMO Value Fund and reflects GMO Value Fund's annual operating expenses (0.02% higher than that of the Fund).



                     ANNUAL TOTAL RETURN/Class III Shares*

                            Years Ending December 31


                                                                                          U.S. VALUE
                                                                                           FUND (%)
                                                                                     --------------------
1996                                                                                         20.73
1997                                                                                         30.42
1998                                                                                         11.66
1999                                                                                          2.70
2000                                                                                         10.67
2001                                                                                          2.85
2002                                                                                        -20.64
2003                                                                                         29.06
2004                                                                                         12.72
2005



                        Highest Quarter:     % (      )


                         Lowest Quarter:     % (      )


                      Year to Date (as of 3/31/06):     %


                          AVERAGE ANNUAL TOTAL RETURNS

                        Periods Ending December 31, 2005



---------------------------------------------------------------------------------------------------------
                                                      1 YEAR      5 YEARS      10 YEARS     INCEPT.
---------------------------------------------------------------------------------------------------------
 CLASS III                                                                                   11/13/90*
---------------------------------------------------------------------------------------------------------
 RETURN BEFORE TAXES                                       %           %             %              %
---------------------------------------------------------------------------------------------------------
 RETURN AFTER TAXES ON DISTRIBUTIONS                       %           %             %              %
---------------------------------------------------------------------------------------------------------
 RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF
  FUND SHARES                                              %           %             %              %
---------------------------------------------------------------------------------------------------------
 RUSSELL 1000 VALUE INDEX                                  %           %             %              %
---------------------------------------------------------------------------------------------------------



* Performance information presented for Class III shares of the Fund is that of Class III shares of GMO Value Fund for all periods prior to September 16, 2005.



FEES AND EXPENSES


     The table below shows the expected cost of investing in the Fund.



                             ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE PAID FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)     CLASS III
  ----------------------------------------------------------------------------------------------------
  Management fee                                                                               0.44%(1)
  Shareholder service fee                                                                      0.15%(1)
  Other expenses                                                                                   %(1)
  Total annual operating expenses                                                                  %(1)
    Expense reimbursement                                                                          %(2)
  Net annual expenses                                                                              %(1)



[(1) The Fund is the successor to GMO Value Fund. The Fund's operating expenses set forth in the table above are based on amounts incurred by GMO Value Fund (for periods prior to September 16, 2005) and the Fund (for periods on and after September 16, 2005) for the complete fiscal year ended February 28, 2006, except that the Fund's annual total operating expenses have been restated to reflect the Fund's lower management fee rate of 0.44% (GMO Value Fund's management fee rate was 0.46%).]



(2) The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2007 to the extent the Fund's total annual operating expenses (excluding shareholder service fees and other expenses described on page [ ] of this Prospectus) exceed 0.44% of the Fund's average daily net assets.



EXAMPLE


     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.



                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class III                                                       $        $         $          $



             * After reimbursement

 GMO U.S. INTRINSIC VALUE FUND


                                                    Fund Inception Date: 9/16/05



INVESTMENT OBJECTIVE


     Long-term capital growth. The Fund seeks to achieve its objective by outperforming its benchmark.


PRINCIPAL INVESTMENT STRATEGIES

     The Fund typically makes equity investments in U.S. companies that issue stocks included in the Russell 1000 Index, a U.S. stock index, and in companies with similar size characteristics. As of May 31, 2006, the market capitalization of companies that issue stocks included in the Russell 1000 Index ranged from
$     million to $     billion. Under normal circumstances, the Fund invests at
least 80% of its assets in investments tied economically to the U.S.



     The Manager uses proprietary research and quantitative models to seek out stocks it believes are undervalued (generally, stocks trading at prices below what the Manager believes to be their fundamental value) or stocks it believes have improving fundamentals and positive sentiment. The Manager also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks), position size, industry and sector weights, and market capitalization. The factors considered and models used by the Manager may change over time.



     The Fund generally seeks to be fully invested and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); and/or (iii) manage risk by implementing shifts in investment exposure.


BENCHMARK

     The Fund's benchmark is the Russell 1000 Value Index, which measures the performance of those stocks included in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Value Index is independently maintained and published by the Frank Russell Company.
The Fund seeks to outperform its benchmark by   % per year, net of fees, over a
complete market cycle.



PRINCIPAL RISKS OF INVESTING IN THE FUND


     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see "Description of Principal Risks."



- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund's investments and periods of poor performance.



- Market Risk - Value Securities - The Fund purchases some equity securities ("value securities") primarily because they are selling at prices lower than what the Manager believes to be their fundamental value. The Fund bears the risk that the companies that issued those securities may not overcome the adverse business developments or other factors causing their securities to be underpriced, or that the market may never come to recognize their fundamental value.



     Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty), and Non-Diversification Risk (the Fund is a non-diversified investment company and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified).

PERFORMANCE


     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.



     The Fund is the successor to GMO Intrinsic Value Fund, another series of GMO Trust with an investment objective and policies and restrictions that are substantially identical to those of the Fund. Performance of the Fund prior to September 16, 2005 is that of GMO Intrinsic Value Fund and reflects GMO Intrinsic Value Fund's annual operating expenses (0.02% higher than that of the Fund).



                     ANNUAL TOTAL RETURN/Class III Shares*

                            Years Ending December 31


                                                                                  U.S. INTRINSIC VALUE
                                                                                        FUND (%)
                                                                               --------------------------
2000                                                                                      10.67
2001                                                                                       3.31
2002                                                                                     -15.75
2003                                                                                      29.68
2004                                                                                      12.76
2005



                        Highest Quarter:     % (      )


                         Lowest Quarter:     % (      )


                      Year to Date (as of 3/31/06):     %


                          AVERAGE ANNUAL TOTAL RETURNS

                        Periods Ending December 31, 2005



---------------------------------------------------------------------------------------------------------
                                                      1 YEAR      5 YEARS      10 YEARS     INCEPT.
---------------------------------------------------------------------------------------------------------
 CLASS III                                                                                    8/2/99*
---------------------------------------------------------------------------------------------------------
 RETURN BEFORE TAXES                                       %           %         N/A                %
---------------------------------------------------------------------------------------------------------
 RETURN AFTER TAXES ON DISTRIBUTIONS                       %           %         N/A                %
---------------------------------------------------------------------------------------------------------
 RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF
  FUND SHARES                                              %           %         N/A                %
---------------------------------------------------------------------------------------------------------
 RUSSELL 1000 VALUE INDEX                                  %           %         N/A                %
---------------------------------------------------------------------------------------------------------



* Performance information presented for Class III shares of the Fund is that of Class III shares of GMO Intrinsic Value Fund for all periods prior to September 16, 2005.



FEES AND EXPENSES


     The table below shows the expected cost of investing in the Fund.



  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE PAID FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)         CLASS III
  --------------------------------------------------------------------------------------------------------
  Management fee                                                                                   0.31%(1)
  Shareholder service fee                                                                          0.15%(1)
  Other expenses                                                                                       %(1)
  Total annual operating expenses                                                                      %(1)
    Expense reimbursement                                                                              %(2)
  Net annual expenses                                                                                  %(1)



[(1) The Fund is the successor to GMO Intrinsic Value Fund. The Fund's operating expenses set forth in the table above are based on amounts incurred by GMO Intrinsic Value Fund (for periods prior to September 16, 2005) and the Fund (for periods on and after September 16, 2005) for the complete fiscal year ended February 28, 2006, except that the Fund's annual total operating expenses have been restated to reflect the Fund's lower management fee rate of 0.31% (GMO Intrinsic Value Fund's management fee rate was 0.33%).]



(2) The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2007 to the extent the Fund's total annual operating expenses (excluding shareholder service fees and certain other expenses described on page [ ] of this Prospectus) exceed 0.31% of the Fund's average daily net assets.



EXAMPLE


     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.



                                                     1 YEAR*      3 YEARS      5 YEARS      10 YEARS
                                                     -------      -------      -------      --------
Class III                                              $            $            $            $



             * After reimbursement

 GMO U.S. GROWTH FUND


                                                    Fund Inception Date: 9/16/05



INVESTMENT OBJECTIVE


     Long-term capital growth. The Fund seeks to achieve its objective by outperforming its benchmark.


PRINCIPAL INVESTMENT STRATEGIES

     The Fund typically makes equity investments in U.S. companies that issue stocks included in the Russell 1000 Index, a U.S. stock index, and in companies with similar size characteristics. As of May 31, 2006, the market capitalization of companies that issue stocks included in the Russell 1000 Index ranged from
$     million to $     billion. Under normal circumstances, the Fund invests at
least 80% of its assets in investments tied economically to the U.S.



     The Manager uses proprietary research and quantitative models to seek out stocks it believes have improving fundamentals and positive sentiment or stocks it believes are undervalued (generally, stocks the Manager believes are undervalued trade at prices below what the Manager believes to be their fundamental value). The Manager also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks), position size, industry and sector weights, and market capitalization. The factors considered and models used by the Manager may change over time.



     The Fund generally seeks to be fully invested and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); and/or (iii) manage risk by implementing shifts in investment exposure.


BENCHMARK

     The Fund's benchmark is the Russell 1000 Growth Index, which measures the performance of those stocks included in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is independently maintained and published by the Frank Russell
Company. The Fund seeks to outperform its benchmark by   % per year, net of
fees, over a complete market cycle.



PRINCIPAL RISKS OF INVESTING IN THE FUND


     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see "Description of Principal Risks."



- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund's investments and periods of poor performance.



- Market Risk - Growth Securities - The Fund purchases some equity securities ("growth securities") primarily because the Manager believes that they will experience relatively rapid earnings growth. These securities typically trade at higher multiples of current earnings than other securities. Growth securities are often more sensitive to market fluctuations, since their market prices are highly sensitive to future earnings expectations.



     Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty), and Non-Diversification Risk (the Fund is a non-diversified investment company and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified).

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.



     The Fund is the successor to GMO Growth Fund, another series of GMO Trust with an investment objective and policies and restrictions that are substantially identical to those of the Fund. Performance of the Fund prior to September 16, 2005 is that of GMO Growth Fund and reflects GMO Growth Fund's annual operating expenses (0.02% higher than that of the Fund).



                     ANNUAL TOTAL RETURN/Class III Shares*

                            Years Ending December 31


                                       U.S. GROWTH FUND
                                             (%)
                                      ------------------
1996                                         20.39
1997                                         29.35
1998                                         37.30
1999                                         39.04
2000                                        -12.21
2001                                        -20.60
2002                                        -22.58
2003                                         28.58
2004                                          5.09
2005



                        Highest Quarter:     % (      )


                         Lowest Quarter:     % (      )


                      Year-to-Date (as of 3/31/06):     %


                          AVERAGE ANNUAL TOTAL RETURNS

                        Periods Ending December 31, 2005



----------------------------------------------------------------------------
                                  1 YEAR   5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                      12/30/88*
----------------------------------------------------------------------------
 RETURN BEFORE TAXES                  %         %          %           %
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                       %         %          %           %
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND
  SHARES                              %         %          %           %
----------------------------------------------------------------------------
 RUSSELL 1000 GROWTH INDEX            %         %          %           %
----------------------------------------------------------------------------



* Performance information presented for Class III shares of the Fund is that of Class III shares of GMO Growth Fund for all periods prior to September 16, 2005.



FEES AND EXPENSES


     The table below shows the expected cost of investing in the Fund.



  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE PAID FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)     CLASS III
  ---------------------------------------------------------------------------------------------------
  Management fee                                                                              0.31%(1)
  Shareholder service fee                                                                     0.15%(1)
  Other expenses                                                                                  %(1)
  Total annual operating expenses                                                                 %(1)
    Expense reimbursement                                                                         %(2)
  Net annual expenses                                                                             %(1)



[(1) The Fund is the successor to GMO Growth Fund. The Fund's operating expenses set forth in the table above are based on amounts incurred by GMO Growth Fund (for periods prior to September 16, 2005) and the Fund (for periods on and after September 16, 2005) for the complete fiscal year ended February 28, 2006, except that the Fund's annual total operating expenses have been restated to reflect the Fund's lower management fee rate of 0.31% (GMO Growth Fund's management fee rate was 0.33%).]



(2) The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2007 to the extent the Fund's total annual operating expenses (excluding shareholder service fees and other expenses described on page [ ] of this Prospectus) exceed 0.31% of the Fund's average daily net assets.



EXAMPLE


     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.



                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class III                                                       $        $         $          $



             * After reimbursement

 GMO U.S. SMALL/MID CAP VALUE FUND


                                                    Fund Inception Date: 9/16/05



INVESTMENT OBJECTIVE


     Long-term capital growth. The Fund seeks to achieve its objective by outperforming its benchmark.


PRINCIPAL INVESTMENT STRATEGIES

     The Fund typically makes equity investments in U.S. companies that issue stocks included in the Russell 2500 Index, a U.S. stock index, and in companies with similar size characteristics ("small and mid-cap companies"). As of May 31, 2006, the market capitalization of companies that issue stocks included in the
Russell 2500 Index ranged from $     million to $     billion, with an average
market capitalization of approximately $     billion and a median market
capitalization of approximately $     million. Under normal circumstances, the
Fund invests at least 80% of its assets in investments in small and mid-cap companies tied economically to the U.S.



     The Manager uses proprietary research and quantitative models to seek out small and mid-cap company stocks it believes are undervalued (generally, stocks trading at prices below what the Manager believes to be their fundamental value) or stocks it believes have improving fundamentals and positive sentiment. The Manager also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks), position size, industry and sector weights, and market capitalization. The factors considered and models used by the Manager may change over time.



     The Fund generally seeks to be fully invested and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); and/or (iii) manage risk by implementing shifts in investment exposure.


BENCHMARK

     The Fund's benchmark is the Russell 2500 Value Index, which measures the performance of those stocks included in the Russell 2500 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2500 Value Index is independently maintained and published by the Frank Russell Company.
The Fund seeks to outperform its benchmark by   % per year, net of fees, over a
complete market cycle.



PRINCIPAL RISKS OF INVESTING IN THE FUND


     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see "Description of Principal Risks."



- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund's investments and periods of poor performance.



- Smaller Company Risk - The securities of companies with smaller market capitalizations may trade less frequently and in lesser quantities than more widely held securities, and their value may fluctuate more sharply than those securities.



- Market Risk - Value Securities - The Fund purchases some equity securities ("value securities") primarily because they are selling at prices lower than what the Manager believes to be their fundamental value. The Fund bears the risk that the companies that issued those securities may not overcome the adverse business developments or other factors causing their securities to be underpriced, or that the market may never come to recognize their fundamental value.



     Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty), and Liquidity Risk (difficulty in selling Fund investments).

PERFORMANCE


     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. Purchase premiums and redemption fees are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative indices do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.



     The Fund is the successor to GMO Small/Mid Cap Value Fund, another series of GMO Trust with an investment objective and policies and restrictions that are substantially identical to those of the Fund. Performance of the Fund prior to September 16, 2005 is that of GMO Small/Mid Cap Value Fund and reflects GMO Small/Mid Cap Value Fund's annual operating expenses (0.02% higher than that of the Fund).



                     ANNUAL TOTAL RETURN/Class III Shares*

                            Years Ending December 31


                                                                              U.S. SMALL/MID CAP VALUE
                                                                                      FUND (%)
                                                                           ------------------------------
1996                                                                                    20.16
1997                                                                                    29.72
1998                                                                                     0.03
1999                                                                                     2.95
2000                                                                                    19.01
2001                                                                                     9.91
2002                                                                                   -11.48
2003                                                                                    45.26
2004                                                                                    20.80
2005



                        Highest Quarter:     % (      )


                         Lowest Quarter:     % (      )


                        Year-to-Date (as of 3/31/06):     %


                          AVERAGE ANNUAL TOTAL RETURNS

                        Periods Ending December 31, 2005



---------------------------------------------------------------------------------------------------------
                                                      1 YEAR      5 YEARS      10 YEARS     INCEPT.
---------------------------------------------------------------------------------------------------------
 CLASS III                                                                                   12/31/91*
---------------------------------------------------------------------------------------------------------
 RETURN BEFORE TAXES                                       %            %            %              %
---------------------------------------------------------------------------------------------------------
 RETURN AFTER TAXES ON DISTRIBUTIONS                       %            %            %              %
---------------------------------------------------------------------------------------------------------
 RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF
  FUND SHARES                                              %            %            %              %
---------------------------------------------------------------------------------------------------------
 RUSSELL 2500 VALUE INDEX(a)                               %            %            %              %
---------------------------------------------------------------------------------------------------------
 RUSSELL 2500 VALUE + INDEX(b)                             %            %            %              %
---------------------------------------------------------------------------------------------------------



(a) Fund's benchmark.


(b) The Russell 2500 Value + Index is a composite benchmark computed by the Manager and comprised of the Russell 2500 Index from 12/31/91 to 12/31/96, and the Russell 2500 Value Index from 12/31/96 to present, each of which was the Fund's benchmark during the periods indicated.



* Performance information presented for Class III shares of the Fund is that of Class III shares of GMO Small/Mid Cap Value Fund for all periods prior to September 16, 2005.



FEES AND EXPENSES


     The tables below show the expected cost of investing in the Fund.



  SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                                    CLASS III
  --------------------------------------------------------------------------------------------------------
  Purchase premium (as a percentage of amount invested)                                            0.50%(1)
  Redemption fee (as a percentage of amount redeemed)                                              0.50%(1)



  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE PAID FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)         CLASS III
  --------------------------------------------------------------------------------------------------------
  Management fee                                                                                   0.31%(2)
  Shareholder service fee                                                                          0.15%(2)
  Other expenses                                                                                       %(2)
  Total annual operating expenses                                                                      %(2)
    Expense reimbursement                                                                              %(3)
  Net annual expenses                                                                                  %(2)


(1) See "Purchase Premiums and Redemption Fees" for a more detailed discussion of the Fund's purchase premium and redemption fee, including the circumstances under which the Manager may waive the purchase premium or redemption fee.


[(2) The Fund is the successor to GMO Small/Mid Cap Value Fund. The Fund's operating expenses set forth in the table above are based on amounts incurred by GMO Small/Mid Cap Value Fund (for periods prior to September 16, 2005) and the Fund (for periods on and after September 16, 2005) for the complete fiscal year ended February 28, 2006, except that the Fund's annual total operating expenses have been restated to reflect the Fund's lower management fee rate of 0.31% (GMO Small/Mid Cap Value Fund's management fee rate was 0.33%).]



(3) The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2007 to the extent the Fund's total annual operating expenses (excluding shareholder service fees and other expenses described on page [ ] of this Prospectus) exceed 0.31% of the Fund's average daily net assets.



EXAMPLE


     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.



                                IF YOU SELL YOUR SHARES                      IF YOU DO NOT SELL YOUR SHARES
                       -----------------------------------------        -----------------------------------------
                       1 YEAR*    3 YEARS    5 YEARS    10 YEARS        1 YEAR*    3 YEARS    5 YEARS    10 YEARS
                       -------    -------    -------    --------        -------    -------    -------    --------
Class III               $           $         $           $               $          $         $           $



             * After reimbursement

 GMO U.S. SMALL/MID CAP GROWTH FUND


                                                    Fund Inception Date: 9/16/05



INVESTMENT OBJECTIVE


     Long-term capital growth. The Fund seeks to achieve its objective by outperforming its benchmark.


PRINCIPAL INVESTMENT STRATEGIES

     The Fund typically makes equity investments in U.S. companies that issue stocks included in the Russell 2500 Index, a U.S. stock index, and in companies with similar size characteristics ("small and mid-cap companies"). As of May 31, 2006, the market capitalization of companies that issue stocks included in the
Russell 2500 Index ranged from $     million to $     billion, with an average
market capitalization of approximately $     billion and a median market
capitalization of approximately $     million. Under normal circumstances, the
Fund invests at least 80% of its assets in investments in small and mid-cap companies tied economically to the U.S.



     The Manager uses proprietary research and quantitative models to seek out small and mid-cap company stocks it believes have improving fundamentals and positive sentiment or stocks it believes are undervalued (generally, stocks the Manager believes are undervalued trade at prices below what the Manager believes to be their fundamental value). The Manager also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks), position size, industry and sector weights, and market capitalization. The factors considered and models used by the Manager may change over time.



     The Fund generally seeks to be fully invested and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); and/or (iii) manage risk by implementing shifts in investment exposure.


BENCHMARK

     The Fund's benchmark is the Russell 2500 Growth Index, which measures the performance of those stocks included in the Russell 2500 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Growth Index is independently maintained and published by the Frank Russell
Company. The Fund seeks to outperform its benchmark by   % per year, net of
fees, over a complete market cycle.



PRINCIPAL RISKS OF INVESTING IN THE FUND


     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see "Description of Principal Risks."



- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund's investments and periods of poor performance.



- Smaller Company Risk - The securities of companies with smaller market capitalizations may trade less frequently and in lesser quantities than more widely held securities, and their value may fluctuate more sharply than those securities.



- Market Risk - Growth Securities - The Fund purchases some equity securities ("growth securities") primarily because the Manager believes that they will experience relatively rapid earnings growth. These securities typically trade at higher multiples of current earnings than other securities. Growth securities are often more sensitive to market fluctuations, since their market prices are highly sensitive to future earnings expectations.



     Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty), Liquidity Risk (difficulty in selling Fund investments), and Non-Diversification Risk (the Fund is a non-diversified investment company and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified).

PERFORMANCE


     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. Purchase premiums and redemption fees are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.



     The Fund is the successor to GMO Small/Mid Cap Growth Fund, another series of GMO Trust with an investment objective and policies and restrictions that are substantially identical to those of the Fund. Performance of the Fund prior to September 16, 2005 is that of GMO Small/Mid Cap Growth Fund and reflects GMO Small/Mid Cap Growth Fund's annual operating expenses (0.02% higher than that of the Fund).



                     ANNUAL TOTAL RETURN/Class III Shares*

                            Years Ending December 31


                                                                            U.S. SMALL/MID CAP GROWTH
                                                                                    FUND (%)
                                                                        ---------------------------------
1997                                                                                   24.69
1998                                                                                    5.79
1999                                                                                   30.38
2000                                                                                  -10.36
2001                                                                                  -13.27
2002                                                                                  -17.62
2003                                                                                   47.09
2004                                                                                   14.41
2005



                        Highest Quarter:     % (      )


                         Lowest Quarter:     % (      )


                       Year-to-Date (as of 3/31/06):     %


                          AVERAGE ANNUAL TOTAL RETURNS

                        Periods Ending December 31, 2005



---------------------------------------------------------------------------------------------------------
                                                      1 YEAR      5 YEARS      10 YEARS     INCEPT.
---------------------------------------------------------------------------------------------------------
 CLASS III                                                                                   12/31/96*
---------------------------------------------------------------------------------------------------------
 RETURN BEFORE TAXES                                       %            %          N/A              %
---------------------------------------------------------------------------------------------------------
 RETURN AFTER TAXES ON DISTRIBUTIONS                       %            %          N/A              %
---------------------------------------------------------------------------------------------------------
 RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF
  FUND SHARES                                              %            %          N/A              %
---------------------------------------------------------------------------------------------------------
 RUSSELL 2500 GROWTH INDEX                                 %            %          N/A              %
---------------------------------------------------------------------------------------------------------



* Performance information presented for Class III shares of the Fund is that of Class III shares of GMO Small/Mid Cap Growth Fund for all periods prior to September 16, 2005.


FEES AND EXPENSES

     The tables below show the expected cost of investing in the Fund.


  SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                                    CLASS III
  --------------------------------------------------------------------------------------------------------
  Purchase premium (as a percentage of amount invested)                                         0.50%(1)
  Redemption fee (as a percentage of amount redeemed)                                           0.50%(1)


  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE PAID FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)         CLASS III
  --------------------------------------------------------------------------------------------------------
  Management fee                                                                                   0.31%(2)
  Shareholder service fee                                                                          0.15%(2)
  Other expenses                                                                                       %(2)
  Total annual operating expenses                                                                      %(2)
    Expense reimbursement                                                                              %(3)
  Net annual expenses                                                                                  %(2)



(1) See "Purchase Premiums and Redemption Fees" for a more detailed discussion of the Fund's purchase premium and redemption fee, including the circumstances under which the Manager may waive the purchase premium or redemption fee.



[(2) The Fund is the successor to GMO Small/Mid Cap Growth Fund. The Fund's operating expenses set forth in the table above are based on amounts incurred by GMO Small/Mid Cap Growth Fund (for periods prior to September 16, 2005) and the Fund (for periods on and after September 16, 2005) for the complete fiscal year ended February 28, 2006, except that the Fund's annual total operating expenses have been restated to reflect the Fund's lower management fee rate of 0.31% (GMO Small/Mid Cap Growth Fund's management fee rate was 0.33%).]



(3) The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2007 to the extent the Fund's total annual operating expenses (excluding shareholder service fees and certain other expenses described on page [ ] of this Prospectus) exceed 0.31% of the Fund's average daily net assets.



EXAMPLE


     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.



                                     IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES
                              --------------------------------------   --------------------------------------
                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS   1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                              -------   -------   -------   --------   -------   -------   -------   --------
Class III                      $         $         $          $          $        $         $          $



             * After reimbursement

 GMO REAL ESTATE FUND
                                                    Fund Inception Date: 5/31/96

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund typically makes equity investments in U.S. companies that issue stocks included in the MSCI U.S. REIT Index, and in companies with similar characteristics. Under normal circumstances, the Fund invests at least 80% of its assets in real estate investment trusts ("REITs") and other real estate-related investments.


     REITs are managed vehicles that invest in real estate or real estate-related investments. The Manager defines real estate-related investments as REITs and companies that derive at least 50% of their revenues and profits from, or have at least 50% of their assets invested in, (i) the development, ownership, construction, management, or sale of real estate, (ii) real estate holdings, or (iii) products or services related to the real estate industry. The Fund typically invests in equity REITs and real estate-related operating companies that own real estate directly; mortgage REITs, which make construction, development, or long-term mortgage loans; and hybrid REITs, which share characteristics of both equity REITs and mortgage REITs.


     The Manager uses proprietary research and quantitative models to seek out stocks it believes are undervalued (generally, stocks trading at prices below what the Manager believes to be their fundamental value), or stocks it believes have improving fundamentals. The Manager also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks), position size, and industry and sector weights. The factors considered and models used by the Manager may change over time.



     The Fund generally seeks to be fully invested and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); and/or (iii) manage risk by implementing shifts in investment exposure.


BENCHMARK

     The Fund's benchmark is the MSCI U.S. REIT Index (formerly the Morgan Stanley REIT Index), an independently maintained and published index of equity securities issued by REITs. As of May 31, 2006, the market capitalization of companies that issue stocks included in the MSCI U.S. REIT Index ranged from
$          to $          . The Fund seeks to outperform its benchmark by   % per
year, net of fees, over a complete market cycle.


PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see "Description of Principal Risks."

- Real Estate Risk - Real-estate related securities may decline in value in light of factors affecting the real estate industry, such as the supply of real property in certain markets, changes in zoning laws, completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, adequacy of rent to cover operating expenses, and local and regional markets for competing asset classes. The value of real estate also may be affected by changes in interest rates and social and economic trends. REITs are also subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for the special tax treatment accorded real estate investment trusts under the Internal Revenue Code of 1986, as amended and/or to maintain exempt status under the Investment Company Act of 1940. Because a fundamental policy of the Fund is to concentrate its assets in real estate-related securities, the value of the Fund's portfolio can be expected to change in light of factors affecting the real estate industry and may fluctuate more widely than the value of a portfolio that consists of securities of companies in a broader range of industries.

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund's investments and periods of poor performance.

- Focused Investment Risk - Focusing investments in industries with high positive correlations to one another creates additional risk. This risk is particularly pronounced for the Fund, which invests most of its assets in real estate-related investments, making the Fund more susceptible to economic, market, political, and other developments affecting real estate-related industries.


     Other principal risks of an investment in the Fund include Market
Risk - Value Securities (risk that the market may not recognize the value of securities purchased by the Fund, causing their prices to decline or fail to approach the value the Manager anticipates), Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty), and Non-Diversification Risk (the Fund is a non-diversified investment company and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified).

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative indices do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31

                                    [GRAPH]


                                                                                        REAL ESTATE FUND (%)
                                                                                        --------------------
1997                                                                                            19.35
1998                                                                                           -24.36
1999                                                                                            -4.66
2000                                                                                            28.83
2001                                                                                             9.71
2002                                                                                             2.17
2003                                                                                            33.85
2004                                                                                            30.43
2005                                                                                            11.29


                        Highest Quarter: 15.17% (4Q2004)
                        Lowest Quarter: -16.27% (3Q1998)

                      Year-to-Date (as of 3/31/06):     %


                          AVERAGE ANNUAL TOTAL RETURNS

                        Periods Ending December 31, 2005



---------------------------------------------------------------------------------------------------------
                                                      1 YEAR      5 YEARS      10 YEARS     INCEPT.
---------------------------------------------------------------------------------------------------------
 CLASS III                                                                                   5/31/96
---------------------------------------------------------------------------------------------------------
 RETURN BEFORE TAXES                                  11.29%       16.84%          N/A         12.50%
---------------------------------------------------------------------------------------------------------
 RETURN AFTER TAXES ON DISTRIBUTIONS                   7.54%       14.12%          N/A          9.84%
---------------------------------------------------------------------------------------------------------
 RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF
  FUND SHARES                                         11.00%       13.48%          N/A          9.50%
---------------------------------------------------------------------------------------------------------
 S&P 500 INDEX(a)                                      4.91%        0.54%          N/A          8.44%
---------------------------------------------------------------------------------------------------------
 MSCI U.S. REIT INDEX(b)                              12.13%       18.71%          N/A         14.50%
---------------------------------------------------------------------------------------------------------


(a) The S&P 500 Index, an index of large capitalization U.S. stocks, is independently maintained and published by Standard & Poor's.
(b) Fund's benchmark.

FEES AND EXPENSES
     The table below shows the expected cost of investing in the Fund.


  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE PAID FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)        CLASS III
  -------------------------------------------------------------------------------------------------------
  Management fee                                                                                  0.54%(1)
  Shareholder service fee                                                                         0.15%
  Other expenses                                                                                      %
  Total annual operating expenses                                                                     %(1)
    Expense reimbursement                                                                             %(2)
  Net annual expenses                                                                                 %(1)



(1) The Manager has temporarily agreed to waive 0.21% of the Fund's management fee. As a result, the Fund will incur management fees at the annual rate of 0.33% of the Fund's average daily net assets, resulting in estimated net annual expenses of % of the Fund's average daily net assets. The Manager may terminate this waiver at any time upon notice to shareholders. This waiver is in addition to the Manager's contractual agreement to reimburse the Fund for Fund expenses through at least June 30, 2007 (see note 2 below).


(2) The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2007 to the extent the Fund's total annual operating expenses (before application of the temporary management fee waiver) (excluding shareholder service fees and other expenses described on page [ ] of this Prospectus) exceed 0.54% of the Fund's average daily net assets.


EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                                       1 YEAR*      3 YEARS      5 YEARS      10 YEARS
                                                       -------      -------      -------      --------
Class III                                                $            $            $            $



       * Costs in first year reduced for Manager's expense reimbursement, but not temporary waiver of management fee. If costs in the first year for each period were also reduced by this temporary waiver, the costs would be $[ ] for 1 year, $[ ] for 3 years, $[ ] for 5 years, and $[ ] for 10 years.

 GMO TAX-MANAGED U.S. EQUITIES FUND
                                                    Fund Inception Date: 7/23/98

INVESTMENT OBJECTIVE
     High after-tax total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund typically makes equity investments in companies that issue stocks included in the S&P 500 Index, a U.S. stock index, and in companies with similar size characteristics, and uses quantitative models integrated with tax management techniques to provide investors subject to U.S. federal income tax, broad exposure to the U.S. equity market. Under normal circumstances, the Fund invests at least 80% of its assets in equity investments tied economically to the U.S.



     The Manager uses proprietary research and quantitative models to seek out stocks it considers to be undervalued (generally, stocks trading at prices below what the Manager believes to be their fundamental value) or stocks it believes have improving fundamentals and positive sentiment. The Manager also uses proprietary techniques to adjust the portfolio for factors such as position size, industry and sector weights, and market capitalization. The factors considered and models used by the Manager may change over time.



     The Manager considers the tax effects of a proposed purchase or sale of a stock in conjunction with the return forecast of that stock and its potential contribution to the overall portfolio. The Manager may employ a variety of tax management techniques, such as seeking to minimize sales of securities that result in capital gains, preferring the sale of securities producing long-term capital gains to those producing short-term capital gains, and selling securities to realize capital losses that can be offset against realized capital gains. The tax management techniques employed by the Manager may change over time depending upon a variety of factors, including current market conditions and the amount of embedded gains and losses in the Fund's portfolio.



     The Fund generally seeks to be fully invested and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); and/or (iii) manage risk by implementing shifts in investment exposure.


BENCHMARK

     The Fund's benchmark is the S&P 500 Index (after tax), computed by the Manager by adjusting the return of the S&P 500 Index by its tax cost. The Manager estimates the S&P 500 Index's tax cost by applying the maximum historical applicable individual federal tax rate to the S&P 500 Index's dividend yield and to its estimated short-term and long-term realized capital gains (losses) (arising from changes in the constituents of the S&P 500 Index). The S&P 500 Index is an index of large capitalization U.S. stocks, independently maintained and published by Standard & Poor's. As of May 31, 2006, the market capitalization of companies that issue stocks included in the S&P 500 Index
ranged from $     million to $     billion.


PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. There can be no assurance that the Fund's tax management strategies will be effective, and investors may incur tax liabilities that exceed their economic return. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see "Description of Principal Risks."


- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund's investments and periods of poor performance.


     Other principal risks of an investment in the Fund include Market
Risk - Value Securities (risk that the market may not recognize the value of securities purchased by the Fund, causing their prices to decline or fail to approach the value the Manager anticipates), Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty), and Non-Diversification Risk (the Fund is a non-diversified investment company and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified).

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative indices do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

               ANNUAL TOTAL RETURN/Class III Shares (Before Tax)
                            Years Ending December 31

                                    [GRAPH]


                                                                     TAX-MANAGED U.S. EQUITIES FUND (%)
                                                                    -------------------------------------
1999                                                                                 16.96
2000                                                                                  3.21
2001                                                                                 -9.77
2002                                                                                -19.69
2003                                                                                 25.18
2004                                                                                  9.17
2005                                                                                  4.54


                        Highest Quarter: 16.69% (2Q2003)
                        Lowest Quarter: -17.54% (3Q2002)

                      Year-to-Date (as of 3/31/06):     %


                          AVERAGE ANNUAL TOTAL RETURNS

                        Periods Ending December 31, 2005



---------------------------------------------------------------------------------------------------------
                                                      1 YEAR      5 YEARS      10 YEARS     INCEPT.
---------------------------------------------------------------------------------------------------------
 CLASS III                                                                                    7/23/98
---------------------------------------------------------------------------------------------------------
 RETURN BEFORE TAXES                                   4.54%        0.70%        N/A            4.31%
---------------------------------------------------------------------------------------------------------
 RETURN AFTER TAXES ON DISTRIBUTIONS                   4.28%        0.37%        N/A            3.93%
---------------------------------------------------------------------------------------------------------
 RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF
  FUND SHARES                                          3.28%        0.45%        N/A            3.52%
---------------------------------------------------------------------------------------------------------
 S&P 500 INDEX                                         4.91%        0.54%        N/A            2.79%
---------------------------------------------------------------------------------------------------------
 S&P 500 INDEX (AFTER TAX)(a)                          4.89%        0.28%        N/A            2.44%
---------------------------------------------------------------------------------------------------------


(a) Fund's benchmark (computed by the Manager).

FEES AND EXPENSES
     The table below shows the expected cost of investing in the Fund.


  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE PAID FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)        CLASS III
  -------------------------------------------------------------------------------------------------------
  Management fee                                                                                  0.33%
  Shareholder service fee                                                                         0.15%
  Other expenses                                                                                      %
  Total annual operating expenses                                                                     %
    Expense reimbursement                                                                             %(1)
  Net annual expenses                                                                                 %



(1) The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2007 to the extent the Fund's total annual operating expenses (excluding shareholder service fees and other expenses described on page [ ] of this Prospectus) exceed 0.33% of the Fund's average daily net assets.


EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                                        1 YEAR*      3 YEARS      5 YEARS      10 YEARS
                                                        -------      -------      -------      --------
Class III                                                 $            $            $            $


       * After reimbursement

GMO TAX-MANAGED SMALL/MID CAP FUND


(FORMERLY KNOWN AS GMO TAX-MANAGED SMALL COMPANIES FUND)

                                                     Fund Inception Date: 6/1/99

INVESTMENT OBJECTIVE
     High after-tax total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund typically makes equity investments in companies that issue stocks included in the Russell 2500 Index, a U.S. stock index, and in companies with similar size characteristics ("small and mid-cap companies") and uses quantitative models integrated with tax management techniques to provide investors subject to U.S. federal income tax, exposure to the U.S. small and mid-cap company equity market. As of May 31, 2006, the market capitalization of companies that issue stocks included in the Russell 2500 Index ranged from
$     million to $     billion, with an average market capitalization of
approximately $          billion and a median market capitalization of
approximately $          million. Under normal circumstances, the Fund invests
at least 80% of its assets in investments in small and mid-cap companies.



     The Manager uses proprietary research and quantitative models to seek out stocks it considers to be undervalued (generally, stocks trading at prices below what the Manager believes to be their fundamental value) or stocks it believes have improving fundamentals and positive sentiment. The Manager also uses proprietary techniques to adjust the portfolio for factors such as position size, industry and sector weights, and market capitalization. The factors considered and models used by the Manager may change over time.



     The Manager considers the tax effects of a proposed purchase or sale of a stock in conjunction with the return forecast of that stock and its potential contribution to the overall portfolio. The Manager may employ a variety of tax management techniques, such as seeking to minimize sales of securities that result in capital gains, preferring the sale of securities producing long-term capital gains to those producing short-term capital gains, and selling securities to realize capital losses that can be offset against realized capital gains. The tax management techniques employed by the Manager may change over time depending upon a variety of factors, including current market conditions and the amount of embedded gains and losses in the Fund's portfolio.



     The Fund generally seeks to be fully invested and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); and/or (iii) manage risk by implementing shifts in investment exposure.


BENCHMARK

     The Fund's benchmark is the Russell 2500 Index (after tax), computed by the Manager by adjusting the return of the Russell 2500 Index by its tax cost, which is estimated by the Manager by applying the maximum historical applicable individual federal income tax rate to the Russell 2500 Index's dividend yield. The Russell 2500 Index is independently maintained and published by the Frank Russell Company.


PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. There can be no assurance that the Fund's tax management strategies will be effective, and investors may incur tax liabilities that exceed their economic return. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see "Description of Principal Risks."



- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund's investments, and periods of poor performance.



-Smaller Company Risk - The securities of companies with smaller market capitalizations may trade less frequently and in lesser quantities than more widely held securities, and their value may fluctuate more sharply than those securities.



     Other principal risks of an investment in the Fund include Market
Risk - Value Securities (risk that the market may not recognize the value of securities purchased by the Fund, causing their prices to decline or fail to approach the value the Manager anticipates), Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty), Liquidity Risk (difficulty in selling Fund investments), and Non-Diversification Risk (the Fund is a non-diversified investment company and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified).

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. Purchase premiums are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative indices do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

               ANNUAL TOTAL RETURN/Class III Shares (Before Tax)
                            Year Ending December 31

                                    [GRAPH]


                                                                      TAX-MANAGED SMALL/MID-CAP FUND (%)
                                                                      -----------------------------------
2000                                                                                  7.79
2001                                                                                  9.27
2002                                                                                 -9.24
2003                                                                                 39.51
2004                                                                                 16.97
2005                                                                                 11.20


                        Highest Quarter: 20.46% (2Q2003)
                        Lowest Quarter: -18.57% (3Q2002)

                      Year-to-Date (as of 3/31/06):     %


                          AVERAGE ANNUAL TOTAL RETURNS

                        Periods Ending December 31, 2005



---------------------------------------------------------------------------------------------------------
                                                      1 YEAR      5 YEARS      10 YEARS     INCEPT.
---------------------------------------------------------------------------------------------------------
 CLASS III                                                                                     6/1/99
---------------------------------------------------------------------------------------------------------
 RETURN BEFORE TAXES                                  10.65%       12.36%          N/A         10.49%
---------------------------------------------------------------------------------------------------------
 RETURN AFTER TAXES ON DISTRIBUTIONS                  10.54%       12.08%          N/A         10.16%
---------------------------------------------------------------------------------------------------------
 RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF
  FUND SHARES                                          6.84%       10.63%          N/A          9.00%
---------------------------------------------------------------------------------------------------------
 RUSSELL 2500 INDEX                                    8.11%        9.14%          N/A         10.30%
---------------------------------------------------------------------------------------------------------
 RUSSELL 2500 INDEX (AFTER TAX)(a)                     7.91%        8.76%          N/A          9.88%
---------------------------------------------------------------------------------------------------------


(a) Fund's benchmark (computed by the Manager).

FEES AND EXPENSES
     The tables below show the expected cost of investing in the Fund.

  SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                                   CLASS III
  -------------------------------------------------------------------------------------------------------
  Purchase premium (as a percentage of amount invested)                                           0.50%(1)


  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE PAID FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)        CLASS III
  -------------------------------------------------------------------------------------------------------
  Management fee                                                                                  0.55%
  Shareholder service fee                                                                         0.15%
  Other expenses                                                                                      %
  Total annual operating expenses                                                                     %
    Expense reimbursement                                                                             %(2)
  Net annual expenses                                                                                 %


(1) See "Purchase Premiums and Redemption Fees" for a more detailed discussion of the Fund's purchase premium, including the circumstances under which the Manager may waive the purchase premium.

(2) The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2007 to the extent the Fund's total annual operating expenses (excluding shareholder service fees and other expenses described on page [ ] of this Prospectus) exceed 0.55% of the Fund's average daily net assets.


EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class III                                                      $         $         $         $


       * After reimbursement

                           INTERNATIONAL EQUITY FUNDS

 GMO INTERNATIONAL CORE EQUITY FUND


                                                    Fund Inception Date: 9/16/05



INVESTMENT OBJECTIVE


     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.



PRINCIPAL INVESTMENT STRATEGIES


     The Fund typically invests in equity investments from developed markets other than the U.S. Under normal circumstances, the Fund invests at least 80% of its assets in equity investments.



     The Manager uses proprietary research and quantitative models to evaluate and select individual stocks, countries, and currencies based on several factors, including:



- Stocks - valuation (including quality factors) and momentum;



- Countries - aggregate stock market valuations, GDP and stock market trends, and positive market sentiment; and



- Currencies - export and producer price parity, balance of payments, and interest rate differentials.



     When evaluating stocks, the Manager ranks stocks based on a blend of valuation and momentum factors, giving increased weight to stocks it believes are of higher quality, as measured by sustained high levels of profitability and lower levels of debt. The Manager's valuation analysis also may utilize quantitative models to predict a company's future free cash flow. The Manager uses momentum measures to help it identify stocks with strong fundamentals that the Manager believes are likely to outperform regardless of their valuation. The Manager seeks to select stocks that score highly on valuation and/or momentum measures. The factors considered and models used by the Manager may change over time. In using these models to construct the Fund's portfolio, the Manager seeks to produce a style-balanced portfolio, although stock selection will reflect a slight bias for value stocks over growth stocks.



     The Fund generally seeks to be fully invested and generally will not take temporary defensive positions though investment in cash and high quality money market instruments. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments);
(iii) manage risk by implementing shifts in investment exposure; and/or (iv) adjust its foreign currency exposure. The Fund's foreign currency exposure may differ from the currency exposure represented by its equity investments. In addition, the Fund may take active overweighted and underweighted positions in particular currencies relative to its benchmark.


BENCHMARK

     The Fund's benchmark is the MSCI EAFE Index (Europe, Australasia, and Far
East), a large capitalization international stock index that is independently maintained and published by Morgan Stanley Capital International. The Fund seeks
to outperform its benchmark by   -  % per year, net of fees, over a complete
market cycle.



PRINCIPAL RISKS OF INVESTING IN THE FUND


     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see "Description of Principal Risks."



- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund's investments and periods of poor performance.



- Foreign Investment Risk - The value of foreign securities may change more rapidly and to a greater extent than U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment, capital, or exchange control regulations may adversely affect the Fund's foreign investments.



- Currency Risk - Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's foreign currency holdings and investments denominated in foreign currencies. To the extent the Fund hedges its foreign currency exposure, it is exposed to the risk that the U.S. dollar will decline relative to the hedged currency.



     Other principal risks of an investment in the Fund include Liquidity Risk (difficulty in selling Fund investments), Market Risk - Value Securities (risk that the market may not recognize the value of securities purchased by the Fund, causing their prices to decline or fail to approach the value the Manager anticipates), Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty), and Smaller Company Risk (greater market risk and liquidity risk resulting from investments in companies with smaller market capitalizations).

PERFORMANCE


     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class III shares only; after-tax returns for other classes will vary. Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.



     The Fund is the successor to GMO International Disciplined Equity Fund, another series of GMO Trust with an investment objective and policies and restrictions that are substantially identical to those of the Fund. Performance of the Fund prior to September 16, 2005 is that of GMO International Disciplined Equity Fund and reflects GMO International Disciplined Equity Fund's annual operating expenses (0.02% higher than that of the Fund).



     The Fund began offering a new class of shares, Class VI, on March 27, 2006. Class VI shares are invested in the same portfolio of securities as Class III shares. Annual returns would differ only to the extent Class VI shares do not have the same expenses as Class III shares.



                     ANNUAL TOTAL RETURN/Class III Shares*


                            Years Ending December 31



                                                                     INTERNATIONAL CORE EQUITY FUND (%)
                                                                    -------------------------------------
2003                                                                                37.67
2004                                                                                22.39
2005



                        Highest Quarter:     % (      )


                         Lowest Quarter:     % (      )


                      Year-to-Date (as of 3/31/06):     %


                          AVERAGE ANNUAL TOTAL RETURNS

                        Periods Ending December 31, 2005



---------------------------------------------------------------------------------------------------------
                                                      1 YEAR      5 YEARS      10 YEARS     INCEPT.
---------------------------------------------------------------------------------------------------------
 CLASS III                                                                                   1/29/02*
---------------------------------------------------------------------------------------------------------
 RETURN BEFORE TAXES                                       %          N/A          N/A              %
---------------------------------------------------------------------------------------------------------
 RETURN AFTER TAXES ON DISTRIBUTIONS                       %          N/A          N/A              %
---------------------------------------------------------------------------------------------------------
 RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF
  FUND SHARES                                              %          N/A          N/A              %
---------------------------------------------------------------------------------------------------------
 MSCI EAFE                                                 %          N/A          N/A              %
---------------------------------------------------------------------------------------------------------
 CLASS IV                                                                                    6/30/03*
---------------------------------------------------------------------------------------------------------
 RETURN BEFORE TAXES                                       %          N/A          N/A              %
---------------------------------------------------------------------------------------------------------
 MSCI EAFE                                                 %          N/A          N/A              %
---------------------------------------------------------------------------------------------------------



* Performance information presented for Class III and Class IV shares of the Fund is that of a corresponding class of shares of GMO International Disciplined Equity Fund for all periods prior to September 16, 2005.



FEES AND EXPENSES


     The table below shows, for each class of shares, the expected cost of investing in the Fund.



  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE PAID FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS) CLASS III    CLASS IV    CLASS VI
  ------------------------------------------------------------------------------------------------------------------------
  Management fee                                                                           0.38%(1)    0.38%(1)     0.38%(1)
  Shareholder service fee                                                                  0.15%(1)    0.09%(1)    0.055%(1)
  Other expenses                                                                               %(1)        %(1)         %(1)
  Total annual operating expenses                                                              %(1)        %(1)         %(1)
    Expense reimbursement                                                                      %(2)        %(2)         %(2)
  Net annual expenses                                                                          %(1)        %(1)         %(1)



[(1) The Fund is the successor to GMO International Disciplined Equity Fund. The Fund's operating expenses set forth in the table above are based on amounts incurred by GMO International Disciplined Equity Fund (for periods prior to September 16, 2005) and the Fund (for periods on and after September 16, 2005) for the complete fiscal year ended February 28, 2006, except that the Fund's annual total operating expenses have been restated to reflect the Fund's lower management fee rate of 0.38% (GMO International Disciplined Equity Fund's management fee rate was 0.40%).]



(2) The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2007 to the extent the Fund's total annual operating expenses (excluding shareholder service fees and other expenses described on page [ ] of this Prospectus) exceed 0.38% of the Fund's average daily net assets.



EXAMPLE


     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.



                                                     1 YEAR*      3 YEARS      5 YEARS      10 YEARS
                                                     -------      -------      -------      --------
Class III                                              $            $            $            $
Class IV                                               $            $            $            $
Class VI                                               $            $            $            $



             * After reimbursement

GMO INTERNATIONAL INTRINSIC VALUE FUND
                                                    Fund Inception Date: 3/31/87

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund typically invests in equity investments from developed markets other than the U.S.


     The Manager uses proprietary research and quantitative models to evaluate and select individual stocks, countries, and currencies based on several factors, including:


- Stocks - valuation (including quality factors) and momentum;



- Countries - aggregate stock market valuations, GDP and stock market trends, and positive market sentiment; and


- Currencies - export and producer price parity, balance of payments, and interest rate differentials.


     When evaluating stocks, the Manager ranks stocks based on valuation measures, giving increased weight to stocks it believes are of higher quality, as measured by sustained high levels of profitability and lower levels of debt. The Manager's valuation analysis also may utilize quantitative models to predict a company's future free cash flow. The Manager uses momentum measures to further rank stocks that have been pre-screened for value characteristics. The Manager seeks to select stocks that score highly on valuation and momentum measures. The factors considered and models used by the Manager may change over time. In using these models to construct the Fund's portfolio, the Manager expects that stock selection will reflect a significant bias for value stocks over growth stocks.



     The Fund generally seeks to be fully invested and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments);
(iii) manage risk by implementing shifts in investment exposure; and/or (iv) adjust its foreign currency exposure. The Fund's foreign currency exposure may differ from the currency exposure represented by its equity investments. In addition, the Fund may take active overweighted and underweighted positions in particular currencies relative to its benchmark.


BENCHMARK

     The Fund's benchmark is the S&P/Citigroup Primary Market Index ("PMI") Europe, Pacific, Asia Composite ("EPAC") Value Style Index, an independently maintained and published index composed of those stocks in the EPAC regions of the PMI that have a value style. The PMI is the large-capitalization stock component of the S&P/Citigroup Broad Market Index ("BMI")(which includes listed shares of companies from developed and emerging market countries with total available (float) market capitalizations of at least the local equivalent of $100 million), representing the top 80% of available (float) capital of the BMI
in each country. The Fund seeks to outperform its benchmark by   % per year, net
of fees, over a complete market cycle.


PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund's investments and periods of poor performance.


- Foreign Investment Risk - The value of foreign securities may change more rapidly and to a greater extent than U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment, capital, or exchange control regulations may adversely affect the Fund's foreign investments.


- Currency Risk - Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's foreign currency holdings and investments denominated in foreign currencies. To the extent the Fund hedges its foreign currency exposure, it is exposed to the risk that the U.S. dollar will decline relative to the hedged currency.


- Market Risk - Value Securities - The Fund purchases some equity securities ("value securities") primarily because they are selling at prices lower than what the Manager believes to be their fundamental value. The Fund bears the risk that the companies that issued those securities may not overcome the adverse business developments or other factors causing their securities to be underpriced, or that the market may never come to recognize their fundamental value.



     Other principal risks of an investment in the Fund include Liquidity Risk (difficulty in selling Fund investments), Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the
Fund), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty), and Smaller Company Risk (greater market risk and liquidity risk resulting from investments in companies with smaller capitalizations).

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class III shares only; after-tax returns for other classes will vary. Performance results in the table reflect payment of Fund expenses; returns for the comparative indices do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31

                                    [GRAPH]


                                                                  INTERNATIONAL INTRINSIC VALUE FUND (%)
                                                                 ----------------------------------------
1996                                                                                9.55
1997                                                                                0.92
1998                                                                               13.60
1999                                                                               14.62
2000                                                                               -1.40
2001                                                                              -12.11
2002                                                                               -0.59
2003                                                                               43.51
2004                                                                               25.27
2005                                                                               14.26


                        Highest Quarter: 21.54% (2Q2003)
                        Lowest Quarter: -15.14% (3Q1998)

                      Year-to-Date (as of 3/31/06):     %


                          AVERAGE ANNUAL TOTAL RETURNS

                        Periods Ending December 31, 2005



---------------------------------------------------------------------------------------------------------
                                                      1 YEAR      5 YEARS      10 YEARS     INCEPT.
---------------------------------------------------------------------------------------------------------
 CLASS II                                                                                    9/26/96
---------------------------------------------------------------------------------------------------------
 RETURN BEFORE TAXES                                  14.17%       12.33%         N/A          10.11%
---------------------------------------------------------------------------------------------------------
 S&P/CITIGROUP PMI EPAC VALUE STYLE INDEX(a)          15.65%        7.64%         N/A           8.08%
---------------------------------------------------------------------------------------------------------
 MSCI EAFE INDEX(b)                                   13.54%        4.55%         N/A           5.88%
---------------------------------------------------------------------------------------------------------
 CLASS III                                                                                   3/31/87
---------------------------------------------------------------------------------------------------------
 RETURN BEFORE TAXES                                  14.26%       12.41%       9.80%          10.38%
---------------------------------------------------------------------------------------------------------
 RETURN AFTER TAXES ON DISTRIBUTIONS                  13.34%       11.49%       7.87%           8.60%
---------------------------------------------------------------------------------------------------------
 RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF
  FUND SHARES                                         10.59%       10.44%       7.49%           8.25%
---------------------------------------------------------------------------------------------------------
 S&P/CITIGROUP PMI EPAC VALUE STYLE INDEX(a)          15.65%        7.64%       8.06%             N/A
---------------------------------------------------------------------------------------------------------
 MSCI EAFE INDEX(b)                                   13.54%        4.55%       5.84%           6.09%
---------------------------------------------------------------------------------------------------------
 CLASS IV                                                                                     1/9/98
---------------------------------------------------------------------------------------------------------
 RETURN BEFORE TAXES                                  14.32%       12.49%         N/A          11.48%
---------------------------------------------------------------------------------------------------------
 S&P/CITIGROUP PMI EPAC VALUE STYLE INDEX(a)          15.65%        7.64%         N/A           9.07%
---------------------------------------------------------------------------------------------------------
 MSCI EAFE INDEX(b)                                   13.54%        4.55%         N/A           6.71%
---------------------------------------------------------------------------------------------------------


(a) Fund's benchmark.
(b) The MSCI EAFE Index (Europe, Australasia, and Far East) is a large capitalization international stock index, which is independently maintained and published by Morgan Stanley Capital International.

FEES AND EXPENSES
     The table below shows, for each class of shares, the expected cost of investing in the Fund.


  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE PAID FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)        CLASS II    CLASS III    CLASS IV
  -------------------------------------------------------------------------------------------------------------------------------
  Management fee                                                                                 0.54%        0.54%       0.54%
  Shareholder service fee                                                                        0.22%        0.15%       0.09%
  Other expenses                                                                                     %            %           %
  Total annual operating expenses                                                                    %            %           %
    Expense reimbursement                                                                            %(1)         %(1)        %(1)
  Net annual expenses                                                                                %            %           %



(1) The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2007 to the extent the Fund's total annual operating expenses (excluding shareholder service fees and other expenses described on page [ ] of this Prospectus) exceed 0.54% of the Fund's average daily net assets.


EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                                                                        1 YEAR*    3 YEARS    5 YEARS    10 YEARS
                                                                                        -------    -------    -------    --------
Class II                                                                                  $          $          $         $
Class III                                                                                 $          $          $         $
Class IV                                                                                  $          $          $         $


       * After reimbursement

 GMO INTERNATIONAL GROWTH EQUITY FUND


                                                    Fund Inception Date: 9/16/05



INVESTMENT OBJECTIVE


     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.


PRINCIPAL INVESTMENT STRATEGIES

     The Fund typically invests in equity investments from the world's developed markets other than the U.S. Under normal circumstances, the Fund invests at least 80% of its assets in equity investments.



     The Manager, using proprietary research and quantitative models, seeks to add value by capitalizing on inefficiencies it perceives in the pricing of growth stocks. When evaluating stocks, the Manager begins with a universe of stocks that are either included in the Fund's growth-oriented benchmark or are believed to have similar growth characteristics to such stocks. The Manager uses momentum measures to help it identify stocks that the Manager believes have superior growth potential that is not fully captured in their current prices. The Manager also uses valuation measures, which include quality factors, to help identify stocks it believes are able to sustain high growth farther into the future. The Manager tilts the Fund's portfolio in favor of countries that the Manager believes have the highest growth prospects or that the Manager believes are most undervalued. The Manager also considers factors that may influence the growth potential of a particular country, such as currency valuation. The factors considered and models used by the Manager may change over time. When constructing the Fund's portfolio, the Manager uses quantitative models that take into account risk, liquidity, and trading costs.



     The Fund generally seeks to be fully invested and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments);
(iii) manage risk by implementing shifts in investment exposure; and/or (iv) adjust its foreign currency exposure. The Fund's foreign currency exposure may differ from the currency exposure represented by its equity investments. In addition, the Fund may take active overweighted and underweighted positions in particular currencies relative to its benchmark.


BENCHMARK

     The Fund's benchmark is the S&P/Citigroup Primary Market Index ("PMI") Europe, Pacific, Asia Composite ("EPAC") Growth Style Index, an independently maintained and published index composed of those stocks in the EPAC regions of the PMI that have a growth style. The PMI is the large-capitalization stock component of the S&P/Citigroup Broad Market Index ("BMI") (which includes listed shares of companies from developed and emerging market countries with a total available (float) market capitalization of at least the local equivalent of $100 million), representing the top 80% of available (float) capital of the BMI in
each country. The Fund seeks to outperform its benchmark by   % per year, net of
fees, over a complete market cycle.



PRINCIPAL RISKS OF INVESTING IN THE FUND


     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see "Description of Principal Risks."



- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund's investments and periods of poor performance.



- Foreign Investment Risk - The value of foreign securities may change more rapidly and to a greater extent than U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment, capital, or exchange control regulations may adversely affect the Fund's foreign investments.



- Currency Risk - Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's foreign currency holdings and investments denominated in foreign currencies. To the extent the Fund hedges its foreign currency exposure, it is exposed to the risk that the U.S. dollar will decline relative to the hedged currency.



- Market Risk - Growth Securities - The Fund purchases some equity securities ("growth securities") primarily because the Manager believes that they will experience relatively rapid earnings growth. These securities typically trade at higher multiples of current earnings than other securities. Growth securities are often more sensitive to market fluctuations, since their market prices are highly sensitive to future earnings expectations.



     Other principal risks of an investment in the Fund include Liquidity Risk (difficulty in selling Fund investments), Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the
Fund), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty), and Smaller Company Risk (greater market risk and liquidity risk resulting from investments in companies with smaller capitalizations).

PERFORMANCE


     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for the calendar periods shown with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative indices do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.


     The Fund is the successor to GMO International Growth Fund, another series of GMO Trust with an investment objective and policies and restrictions that are substantially identical to those of the Fund. Performance of the Fund prior to September 16, 2005 is that of GMO International Growth Fund and reflects GMO International Growth Fund's annual operating expenses (0.02% higher than that of the Fund).



     Performance information is not presented for Class IV shares of the Fund because GMO International Growth Fund did not begin offering Class IV shares until June 30, 2005. Class IV shares are invested in the same portfolio of securities as Class III shares. Annual returns would differ only to the extent Class IV shares and Class III shares do not have the same expenses.



                     ANNUAL TOTAL RETURN/Class III Shares*

                            Years Ending December 31





                                                                 INTERNATIONAL GROWTH EQUITY FUND (%)
                                                                 ------------------------------------
2002                                                                            -10.52
2003                                                                              30.4
2004                                                                             20.03
2005                                                                                 0



                         Highest Quarter:     % (    )


                          Lowest Quarter:     % (    )


                      Year-to-Date (as of 3/31/06):     %


                          AVERAGE ANNUAL TOTAL RETURNS

                        Periods Ending December 31, 2005



---------------------------------------------------------------------------------------------------------
                                                      1 YEAR      5 YEARS      10 YEARS     INCEPT.
---------------------------------------------------------------------------------------------------------
 CLASS III                                                                                   11/30/01*
---------------------------------------------------------------------------------------------------------
 RETURN BEFORE TAXES                                       %        N/A          N/A                %
---------------------------------------------------------------------------------------------------------
 RETURN AFTER TAXES ON DISTRIBUTIONS                       %        N/A          N/A                %
---------------------------------------------------------------------------------------------------------
 RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF
  FUND SHARES                                              %        N/A          N/A                %
---------------------------------------------------------------------------------------------------------
 S&P/CITIGROUP PMI EPAC GROWTH STYLE INDEX(a)              %        N/A          N/A                %
---------------------------------------------------------------------------------------------------------
 MSCI EAFE INDEX(b)                                        %        N/A          N/A                %
---------------------------------------------------------------------------------------------------------



(a) Fund's benchmark.


(b) The MSCI EAFE Index (Europe, Australasia, and Far East) is a large capitalization international stock index, which is independently maintained and published by Morgan Stanley Capital International.



* Performance information presented for Class III shares of the Fund is that of Class III shares of GMO International Growth Fund for all periods prior to September 16, 2005.



FEES AND EXPENSES


     The table below shows, for each class of shares, the expected cost of investing in the Fund.



  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE PAID FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)           CLASS III       CLASS IV
  --------------------------------------------------------------------------------------------------------------------------
  Management fee                                                                                     0.52%(1)       0.52%(1)
  Shareholder service fee                                                                            0.15%(1)       0.09%(1)
  Other expenses                                                                                         %(1)           %(1)
  Total annual operating expenses                                                                        %(1)           %(1)
    Expense reimbursement                                                                                %(2)           %(2)
  Net annual expenses                                                                                    %(1)           %(1)



[(1) The Fund is the successor to GMO International Growth Fund. The Fund's operating expenses set forth in the table above are based on amounts incurred by GMO International Growth Fund (for periods prior to September 16, 2005) and the Fund (for periods on and after September 16, 2005) for the complete fiscal year ended February 28, 2006, except that the Fund's annual total operating expenses have been restated to reflect the Fund's lower management fee rate of 0.52% (GMO International Growth Fund's management fee rate was 0.54%).]



(2) The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2007 to the extent the Fund's total annual operating expenses (excluding shareholder service fees and other expenses described on page [ ] of this Prospectus) exceed 0.52% of the Fund's average daily net assets.



EXAMPLE


     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.



                                                                             1 YEAR*      3 YEARS      5 YEARS      10 YEARS
                                                                             -------      -------      -------      --------
Class III                                                                      $            $            $            $
Class IV                                                                       $            $            $            $



             * After reimbursement

 GMO GLOBAL GROWTH FUND                             Fund Inception Date: 7/20/04

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund typically invests in equity investments from the world's developed markets, including the U.S.



     The Manager, using proprietary research and quantitative models, seeks to add value by capitalizing on inefficiencies it perceives in the pricing of growth stocks. When evaluating stocks, the Manager begins with a universe of stocks that are either included in the Fund's growth-oriented benchmark or are believed to have similar growth characteristics to such stocks. The Manager uses momentum measures to help it identify stocks that the Manager believes have superior growth potential that is not fully captured in their current prices. The Manager also uses valuation measures, which include quality factors, to help identify stocks it believes are able to sustain high growth farther into the future. The Manager tilts the Fund's portfolio in favor of countries that the Manager believes have the highest growth prospects or that the Manager believes are most undervalued. The Manager also considers factors that may influence the growth potential of a particular country, such as currency valuation. The factors considered and models used by the Manager may change over time. When constructing the Fund's portfolio, the Manager uses quantitative models that take into account risk, liquidity, and trading costs.



     The Fund generally seeks to be fully invested and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments);
(iii) manage risk by implementing shifts in investment exposure; and/or (iv) adjust its foreign currency exposure. The Fund's foreign currency exposure may differ from the currency exposure represented by its equity investments. In addition, the Fund may take active overweighted and underweighted positions in particular currencies relative to its benchmark.


BENCHMARK

     The Fund's benchmark is the S&P/Citigroup Primary Market Index ("PMI") World Growth Style Index, an independently maintained and published index covering the developed markets -- North America, Europe and Asia Pacific -- of the PMI that have a growth style. The PMI is the large-capitalization stock component of the S&P/Citigroup Broad Market Index ("BMI") (which includes listed shares of companies from developed and emerging market countries with a total available (float) market capitalization of at least the local equivalent of $100 million), representing the top 80% of the available (float) capital of the BMI
in each country. The Fund seeks to outperform its benchmark by   % per year, net
of fees, over a complete market cycle.


PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund's investments and periods of poor performance.


- Foreign Investment Risk - The value of foreign securities may change more rapidly and to a greater extent than U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment, capital, or exchange control regulations may adversely affect the Fund's foreign investments.


- Currency Risk - Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's foreign currency holdings and investments denominated in foreign currencies. To the extent the Fund hedges its foreign currency exposure, it is exposed to the risk that the U.S. dollar will decline relative to the hedged currency.


- Market Risk - Growth Securities - The Fund purchases some equity securities ("growth securities") primarily because the Manager believes that they will experience relatively rapid earnings growth. These securities typically trade at higher multiples of current earnings than other securities. Growth securities are often more sensitive to market fluctuations, since their market prices are highly sensitive to future earnings expectations.



     Other principal risks of an investment in the Fund include Liquidity Risk (difficulty in selling Fund investments), Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the
Fund), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty), and Non-Diversification Risk (the Fund is a non-diversified investment company and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified).

PERFORMANCE


     The bar chart and table below provide some indication of the risks of investing in the Fund by showing the Fund's annual total return for the period shown, and by comparing the Fund's average annual total returns for the calendar period and since inception with those of a broad-based index. Purchase premiums and redemption fees are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; return for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.



                      ANNUAL TOTAL RETURN/Class III Shares


                            Year Ending December 31


                                    [GRAPH]


                                                                                  GLOBAL GROWTH FUND (%)
                                                                                 ------------------------
2005                                                                                       10.26



                        Highest Quarter: 7.71% (3Q2005)


                        Lowest Quarter: -0.45% (1Q2005)


                      Year-to-Date (as of 3/31/06):     %



                          AVERAGE ANNUAL TOTAL RETURNS


                        Periods Ending December 31, 2005



---------------------------------------------------------------------------------------------------------
                                                      1 YEAR      5 YEARS      10 YEARS     INCEPT.
---------------------------------------------------------------------------------------------------------
 CLASS III                                                                                    7/20/04
---------------------------------------------------------------------------------------------------------
 RETURN BEFORE TAXES                                   9.60%          N/A          N/A         15.73%
---------------------------------------------------------------------------------------------------------
 RETURN AFTER TAXES ON DISTRIBUTIONS                   9.12%          N/A          N/A         15.15%
---------------------------------------------------------------------------------------------------------
 RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF
  FUND SHARES                                          6.46%          N/A          N/A         13.20%
---------------------------------------------------------------------------------------------------------
 S&P/CITIGROUP PMI WORLD GROWTH STYLE INDEX(a)         8.78%          N/A          N/A         14.02%
---------------------------------------------------------------------------------------------------------
 MSCI WORLD INDEX(b)                                   9.49%          N/A          N/A         15.97%
---------------------------------------------------------------------------------------------------------



(a) Fund's benchmark.



(b) The MSCI World Index is a free-float adjusted market capitalization index designed to measure global developed market performance, and which currently consists of 23 developed market country indices.


FEES AND EXPENSES
     The tables below show the expected cost of investing in the Fund.


  SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                                      CLASS III
  ----------------------------------------------------------------------------------------------------------
  Purchase premium (as a percentage of amount invested)                                              0.30%(1)
  Redemption fee (as a percentage of amount redeemed)                                                0.30%(1)



  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE PAID FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)           CLASS III
  ----------------------------------------------------------------------------------------------------------
  Management fee                                                                                     0.47%
  Shareholder service fee                                                                            0.15%
  Other expenses                                                                                         %
  Total annual operating expenses                                                                        %
    Expense reimbursement                                                                                %(2)
  Net annual expenses                                                                                    %


(1) See "Purchase Premiums and Redemption Fees" for a more detailed discussion of the Fund's purchase premium and redemption fee, including the circumstances under which the Manager may waive the purchase premium and redemption fee.


(2) The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2007 to the extent the Fund's total annual operating expenses (excluding shareholder service fees and other expenses described on page [ ] of this Prospectus) exceed 0.47% of the Fund's average daily net assets.


EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                     IF YOU SELL YOUR SHARES                    IF YOU DO NOT SELL YOUR SHARES
                            -----------------------------------------      -----------------------------------------
                            1 YEAR*    3 YEARS    5 YEARS    10 YEARS      1 YEAR*    3 YEARS    5 YEARS    10 YEARS
                            -------    -------    -------    --------      -------    -------    -------    --------
 Class III                    $          $          $         $              $          $          $         $



        * After reimbursement

 GMO DEVELOPED WORLD STOCK FUND                      Fund Inception Date: 8/1/05


INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund typically invests in equity investments from the world's developed markets, including the U.S. Under normal circumstances, the Fund invests at least 80% of its assets in stocks tied economically to developed markets. The Manager defines "stocks" as investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities and depository receipts. The Manager defines "developed markets" as those countries included in the MSCI World Index, a global developed markets equity index, and countries with similar characteristics.


     The Manager uses proprietary research and quantitative models to evaluate and select individual stocks, countries, and currencies based on several factors, including:


- Stocks - valuation (including quality factors) and momentum;



- Countries - equity market valuation, positive momentum, GDP trends, and strong industrial competitiveness (as defined through currency valuation); and


- Currencies - export and producer price parity, balance of payments, and interest rate differentials.


     When evaluating stocks, the Manager ranks stocks based on a blend of valuation and momentum factors, giving increased weight to stocks it believes are of higher quality, as measured by sustained high levels of profitability and lower levels of debt. The Manager's valuation analysis also may utilize quantitative models to predict a company's future free cash flow. The Manager uses momentum measures to help it identify stocks with strong fundamentals that the Manager believes are likely to outperform regardless of their valuation. The Manager seeks to select stocks that score highly on valuation and/or momentum measures. The factors considered by the Manager and the models it uses may change over time. In using these models to construct the Fund's portfolio, the Manager seeks to produce a style-balanced portfolio, although stock selection will reflect a slight bias for value stocks over growth stocks.



     The Fund generally seeks to be fully invested and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments);
(iii) manage risk by implementing shifts in investment exposure; and/or (iv) adjust its foreign currency exposure. The Fund's foreign currency exposure may differ from the currency exposure represented by its equity investments. In addition, the Fund may take active overweighted and underweighted positions in particular currencies relative to its benchmark.


BENCHMARK

     The Fund's benchmark is the MSCI World Index, a global developed markets equity index that is independently maintained and published by Morgan Stanley
Capital International. The Fund seeks to outperform its benchmark by   % per
year, net of fees, over a complete market cycle.


PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund's investments and periods of poor performance.


- Foreign Investment Risk - The value of foreign securities may change more rapidly and to a greater extent than U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment, capital, or exchange control regulations may adversely affect the Fund's foreign investments.



- Currency Risk - Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's foreign currency holdings and investments denominated in foreign currencies. To the extent the Fund hedges its foreign currency exposure, it is exposed to the risk that the U.S. dollar will decline relative to the hedged currency.



     Other principal risks of an investment in the Fund include Liquidity Risk (difficulty in selling Fund investments), Market Risk - Value Securities (risk that the market may not recognize the value of securities purchased by the Fund, causing their prices to decline or fail to approach the value the Manager anticipates), Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty), and Non-Diversification Risk (the Fund is a non-diversified investment company and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified).

PERFORMANCE
     Because the Fund has not yet completed a full calendar year of operations as of the date of this Prospectus, performance information for the Fund is not included.

FEES AND EXPENSES
     The tables below show, for each class of shares, the expected cost of investing in the Fund.

  SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                            CLASS III     CLASS IV
  -------------------------------------------------------------------------------------------------------------
  Purchase premium (as a percentage of amount invested)                                 0.30%(1)     0.30%(1)
  Redemption fee (as a percentage of amount redeemed)                                   0.30%(1)     0.30%(1)


  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of average daily net
  assets)                                                                               CLASS III    CLASS IV
  -------------------------------------------------------------------------------------------------------------
  Management fee                                                                          0.47%        0.47%
  Shareholder service fee                                                                 0.15%        0.10%
  Other expenses                                                                              %(2)         %(2)
  Total annual operating expenses                                                             %(2)         %(2)
    Expense reimbursement                                                                     %(2,3)       %(2,3)
  Net annual expenses                                                                         %(2)         %(2)


(1) See "Purchase Premiums and Redemption Fees" for a more detailed discussion of the Fund's purchase premium and redemption fee, including the circumstances under which the Manager may waive the purchase premium and redemption fee.


(2) The amounts indicated above are annualized.



(3) The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2007 to the extent the Fund's total annual operating expenses (excluding shareholder service fees and other expenses described on page [ ] of this Prospectus) exceed 0.47% of the Fund's average daily net assets.


EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                                IF YOU SELL YOUR SHARES             IF YOU DO NOT SELL YOUR SHARES
                                             ------------------------------        --------------------------------
                                              1 YEAR*             3 YEARS           1 YEAR*               3 YEARS
                                              -------             -------           -------               -------
Class III                                       $                   $                 $                     $
Class IV                                        $                   $                 $                     $


        * After reimbursement

 GMO CURRENCY HEDGED INTERNATIONAL EQUITY FUND      Fund Inception Date: 6/30/95

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund invests to varying extents in other GMO Funds ("underlying Funds"), including International Core Equity Fund, International Intrinsic Value Fund, and International Growth Equity Fund. Under normal circumstances, the Fund invests at least 80% of its assets in equity investments.



     The Manager allocates the Fund's assets among the underlying Funds based on its analysis of the relative attractiveness of value versus growth investing styles. The Manager uses proprietary research and quantitative models to measure the discount at which value stocks trade relative to growth stocks generally, as well as to analyze the predicted returns of the two styles in the markets. In a value/growth neutral position, the Manager allocates the Fund's assets among the underlying Funds based on its evaluation of the underlying Funds' investments in individual stocks and weightings of investments in particular countries or regions, as well as its evaluation of the expected costs of investment alternatives. The Manager also creates forecasted returns for currencies, considering factors such as relative valuations, export and producer price parity, balance of payments, and interest rates.


     The Manager looks at the underlying Funds' holdings to measure base currency exposure and then attempts to hedge at least 70% of the foreign currency exposure in the underlying Funds' investments relative to the U.S. dollar. While the Fund's benchmark is fully hedged, the Fund may take active overweighted and underweighted positions in particular currencies relative to its benchmark.


     The Fund generally seeks to be fully invested and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts.


BENCHMARK

     The Fund's benchmark is the MSCI EAFE Index (Europe, Australasia, and Far
East) (Hedged), a large capitalization international stock index that is hedged into U.S. dollars. The MSCI EAFE Index is independently maintained and published by Morgan Stanley Capital International. The Fund seeks to outperform its benchmark by - % per year, net of fees, over a complete market cycle.


PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund, including those risks to which the Fund is exposed as a result of its investments in underlying Funds. For a more complete discussion of these risks, see "Description of Principal Risks."


- Market Risk - Equity Securities - Equity securities held by underlying Funds may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund and the underlying Funds do not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Funds' investments and periods of poor performance.



- Derivatives Risk - The use of derivatives by the Fund or underlying Funds may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit and counterparty risk, and their value may or may not correlate with the value of the relevant underlying asset. The risk to the Fund of using derivatives may be particularly pronounced because the Fund makes frequent use of currency forwards.



- Foreign Investment Risk - The value of foreign securities may change more rapidly and to a greater extent than U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment, capital, or exchange control regulations may adversely affect an underlying Fund's foreign investments.



- Fund of Funds Risk - Because the Fund invests in underlying Funds, a significant risk of an investment in the Fund is the risk that the underlying Funds in which it invests will not perform as expected. In addition, the Fund will indirectly be exposed to all of the risks of an investment in the underlying Funds.



     Other principal risks of an investment in the Fund include Market
Risk - Value Securities (risk that the market may not recognize the value of securities purchased by the underlying Funds, causing their prices to decline or fail to approach the value the Manager anticipates), Market Risk - Growth Securities (risk that some equity securities purchased by the underlying Funds will be more sensitive to market fluctuations since their market prices are highly sensitive to future earnings expectations), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty), Currency Risk (risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's or an underlying Fund's investments denominated in foreign currencies, or that the U.S. dollar declines in value relative to the foreign currency being hedged by the Fund or an underlying Fund), Liquidity Risk (difficulty in selling underlying Fund investments), and Non-Diversification Risk (the Fund is a non-diversified investment company and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified).

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative indices do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31

                                    [GRAPH]


                                                           CURRENCY HEDGED INTERNATIONAL EQUITY FUND (%)
                                                          -----------------------------------------------
1996                                                                            15.28
1997                                                                            12.90
1998                                                                             7.29
1999                                                                            20.91
2000                                                                             9.89
2001                                                                            -5.27
2002                                                                           -14.26
2003                                                                            20.96
2004                                                                            14.77
2005                                                                            27.32


                        Highest Quarter: 17.38% (1Q1998)
                        Lowest Quarter: -19.29% (3Q1998)

                      Year-to-Date (as of 3/31/06):     %


                          AVERAGE ANNUAL TOTAL RETURNS

                        Periods Ending December 31, 2005



------------------------------------------------------------------------------------------------
                                                 1 YEAR      5 YEARS      10 YEARS     INCEPT.
------------------------------------------------------------------------------------------------
 CLASS III                                                                             6/30/95
------------------------------------------------------------------------------------------------
 RETURN BEFORE TAXES                             27.32%        7.50%       10.29%        11.07%
------------------------------------------------------------------------------------------------
 RETURN AFTER TAXES ON DISTRIBUTIONS             22.79%        4.84%        5.88%         6.78%
------------------------------------------------------------------------------------------------
 RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE
  OF FUND SHARES                                 20.24%        4.89%        6.13%         6.94%
------------------------------------------------------------------------------------------------
 MSCI EAFE INDEX(a)                              13.54%        4.55%        5.84%         6.36%
------------------------------------------------------------------------------------------------
 MSCI EAFE INDEX (HEDGED)(b)                     29.67%        1.13%        7.48%         8.91%
------------------------------------------------------------------------------------------------


(a) The MSCI EAFE Index (Europe, Australasia, and Far East) is a large capitalization international stock index, which is independently maintained and published by Morgan Stanley Capital International.
(b) Fund's benchmark.

FEES AND EXPENSES
     The table below shows the expected cost of investing in the Fund.


  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of average daily net assets)           CLASS III
  ----------------------------------------------------------------------------------------------------------
  Management fee                                                                                     0.54%(1)
  Shareholder service fee                                                                            0.15%(1,2)
  Other expenses                                                                                         %(1)
  Total annual operating expenses                                                                        %(1)
    Expense reimbursement/waiver                                                                         %(2,3)
  Net annual expenses                                                                                    %(1)
    Fees and expenses of underlying Funds                                                                %(4)
  Aggregate annual expenses (Fund and underlying Fund expenses)                                          %(4)


(1) The amounts indicated reflect only the direct expenses associated with an investment in the Fund.

(2) The Manager will waive the Fund's shareholder service fee to the extent that the aggregate of any direct and indirect shareholder service fees borne by the Fund exceeds 0.15%.


(3) The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2007 to the extent the Fund's total annual operating expenses (excluding shareholder service fees, expenses indirectly incurred by investment in underlying Funds, and other expenses described on page [ ] of this Prospectus (collectively, "Excluded Fund Fees and Expenses")) exceed 0.54% of the Fund's average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2007 to the extent that the sum of (a) the Fund's total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in underlying Funds (excluding these Funds' Excluded Fund Fees and Expenses), exceeds 0.54% of the Fund's average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.54% of the Fund's average daily net assets.


(4) The amounts indicated are based on the indirect net expenses associated with the Fund's investment in underlying Funds for the fiscal year ended February 28, 2006. Actual indirect expenses will vary depending on the particular underlying Funds in which the Fund's portfolio is invested.


EXAMPLE
     This example helps you compare the cost of investing in the Fund (including direct expenses and indirect expenses of the underlying Funds) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                                     1 YEAR*      3 YEARS      5 YEARS      10 YEARS
                                                     -------      -------      -------      --------
Class III                                              $            $            $           $


       * After reimbursement

 GMO FOREIGN FUND
                                                    Fund Inception Date: 6/28/96

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically makes equity investments in non-U.S. companies, including the companies that issue stocks included in the MSCI international developed markets and emerging markets universes (the universes of securities from which the MSCI EAFE Index is constructed). Under normal circumstances, the Fund invests at least 80% of its assets in investments tied economically to countries outside the U.S.


- Stock selection - The Manager selects stocks using fundamental analysis that is informed by a disciplined quantitative screening process. The Manager separates companies with valuations it believes are deservedly low from those it believes represent investment opportunities. The Manager analyzes companies for financial, operational, and managerial strength and compares them to their global, regional, and local industry peers. Company visits by the Manager to evaluate management and production facilities and other meetings with management are an integral part of the investment process.



- Country selection - The Fund's country selections relative to its benchmark are determined by a cumulative quantitative value score for each country together with the Manager's evaluation of the country's fundamentals. The Fund may take significant overweighted or underweighted positions in particular countries relative to the Fund's benchmark.



     The Fund generally seeks to be fully invested and generally will not take temporary defensive positions, but may hold up to 10% of its total assets in cash and high quality money market instruments in order to manage cash inflows and outflows as a result of shareholder purchases and redemptions. The Fund may make investments in emerging markets, but these investments generally will represent 10% or less of the Fund's total assets. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts, to adjust its foreign currency exposure.


BENCHMARK

     The Fund's benchmark is the MSCI EAFE Index (Europe, Australasia, and Far
East), a large capitalization international stock index that is independently maintained and published by Morgan Stanley Capital International. The Fund seeks
to outperform its benchmark by   % per year, net of fees, over a complete market
cycle.


PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund's investments and periods of poor performance.


- Foreign Investment Risk - The value of foreign securities may change more rapidly and to a greater extent than U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment, capital, or exchange control regulations may adversely affect the Fund's foreign investments. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for the Fund's investments in emerging markets, the economies of which tend to be more volatile than the economies of developed countries.



- Currency Risk - Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's foreign currency holdings and investments denominated in foreign currencies. To the extent the Fund hedges its foreign currency exposure, it is exposed to the risk that the U.S. dollar will decline relative to the hedged currency.



-Market Risk - Value Securities - The Fund purchases some equity securities
 ("value securities") primarily because they are selling at prices lower than what the Manager believes to be their fundamental value. The Fund bears the risk that the companies that issued those securities may not overcome the adverse business developments or other factors causing their securities to be underpriced, or that the market may never come to recognize their fundamental value.



     Other principal risks of an investment in the Fund include Liquidity Risk (difficulty in selling Fund investments), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty), Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Smaller Company Risk (greater market risk and liquidity risk resulting from investments in companies with smaller capitalizations), and Non-Diversification Risk (the Fund is a non-diversified investment company and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified).

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class III shares only; after-tax returns for other classes will vary. Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.
     The Fund commenced operations as a registered investment company on June 28, 1996. Prior to that date, the Fund operated as a private investment pool with investment objectives, policies, and guidelines that were substantially the same as those of the Fund. Performance of Class III Shares prior to June 28, 1996 is that of the private investment pool and reflects the pool's higher annual operating expenses. The pool was not registered as an investment company and therefore was not subject to restrictions imposed on the Fund by the Investment Company Act of 1940 and the Internal Revenue Code. Had the pool been subject to these restrictions, its performance may have been adversely affected.

                     ANNUAL TOTAL RETURN/Class III Shares*
                            Years Ending December 31

                                    [GRAPH]


                                                                                       FOREIGN FUND (%)
                                                                                     --------------------
1996                                                                                         14.32
1997                                                                                          6.86
1998                                                                                         13.95
1999                                                                                         28.96
2000                                                                                         -6.53
2001                                                                                        -10.10
2002                                                                                         -5.74
2003                                                                                         40.89
2004                                                                                         21.90
2005                                                                                         13.69


                        Highest Quarter: 18.84% (2Q2003)
                        Lowest Quarter: -16.25% (3Q2002)

                      Year-to-Date (as of 3/31/06):     %

                          AVERAGE ANNUAL TOTAL RETURNS

                        Periods Ending December 31, 2005



-----------------------------------------------------------------------------------------------------
                                                      1 YEAR      5 YEARS      10 YEARS     INCEPT.
-----------------------------------------------------------------------------------------------------
 CLASS II                                                                                   9/30/96
-----------------------------------------------------------------------------------------------------
 RETURN BEFORE TAXES                                  13.61%       10.52%          N/A        10.80%
-----------------------------------------------------------------------------------------------------
 MSCI EAFE INDEX                                      13.54%        4.55%          N/A         5.83%
-----------------------------------------------------------------------------------------------------
 CLASS III*                                                                                 8/31/84
-----------------------------------------------------------------------------------------------------
 RETURN BEFORE TAXES                                  13.69%       10.60%       10.75%        15.44%
-----------------------------------------------------------------------------------------------------
 RETURN AFTER TAXES ON DISTRIBUTIONS                  12.43%        9.90%       N/A(#)        N/A(#)
-----------------------------------------------------------------------------------------------------
 RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF
  FUND SHARES                                         10.46%        9.04%       N/A(#)        N/A(#)
-----------------------------------------------------------------------------------------------------
 MSCI EAFE INDEX                                      13.54%        4.55%        5.84%        11.54%
-----------------------------------------------------------------------------------------------------
 CLASS IV                                                                                    1/9/98
-----------------------------------------------------------------------------------------------------
 RETURN BEFORE TAXES                                  13.76%       10.68%          N/A        11.21%
-----------------------------------------------------------------------------------------------------
 MSCI EAFE INDEX                                      13.54%        4.55%          N/A         6.71%
-----------------------------------------------------------------------------------------------------


(#) Information on the Fund's return after taxes is unavailable prior to June 28, 1996, the date the Fund commenced operations as a registered investment company.

(*) Performance information presented for the Class III shares of the Fund is that of the Fund's predecessor for all periods prior to June 28, 1996.

FEES AND EXPENSES
     The table below shows, for each class of shares, the expected cost of investing in the Fund.


  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a
  percentage of average daily net assets)                 CLASS II     CLASS III    CLASS IV
  --------------------------------------------------------------------------------------------
  Management fee                                             0.60%        0.60%        0.60%
  Shareholder service fee                                    0.22%        0.15%        0.09%
  Other expenses                                                 %            %            %
  Total annual operating expenses                                %            %            %
    Expense reimbursement                                        %(1)         %(1)         %(1)
  Net annual expenses                                            %            %            %



(1) The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2007 to the extent the Fund's total annual operating expenses (excluding shareholder service fees and other expenses described on page [ ] of this Prospectus) exceed 0.60% of the Fund's average daily net assets.


EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                                     1 YEAR**     3 YEARS      5 YEARS      10 YEARS
                                                     --------     -------      -------      --------
Class II                                               $            $            $           $
Class III                                              $            $            $           $
Class IV                                               $            $            $           $


        ** After reimbursement

 GMO FOREIGN SMALL COMPANIES FUND                   Fund Inception Date: 6/30/00

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund typically makes equity investments in companies located or doing business outside of the U.S. that are in the smallest 30% of companies in a particular country as measured by total market capitalization ("small companies"). Under normal circumstances, the Fund invests at least 80% of its assets in securities of small companies that are tied economically to countries outside the U.S. The market capitalization range of investments held by the Fund is generally within the market capitalization range of companies in the Fund's benchmark. Depending upon the country, as of May 31, 2006, the market capitalization of the largest company (in a particular country) included within
the Fund's definition of small companies ranged from approximately $     million
(          ) to $     billion (          ) (based on exchange rates as of May
31, 2006).



- Stock selection - The Manager selects stocks using fundamental analysis that is informed by a disciplined quantitative screening process. The Manager separates companies with valuations it believes are deservedly low from those it believes represent investment opportunities. The Manager analyzes companies for financial, operational, and managerial strength and compares them to their global, regional, and local industry peers. Company visits by the Manager to evaluate management and production facilities and other meetings with management are an integral part of the investment process.



- Country selection - The Fund's country selections relative to its benchmark are determined by a cumulative quantitative value score for each country together with the Manager's evaluation of the country's fundamentals. The Fund may take significant overweighted or underweighted positions in particular countries relative to the Fund's benchmark.



     The Fund generally seeks to be fully invested and generally will not take temporary defensive positions, but may hold up to 10% of its total assets in cash and high quality money market instruments in order to manage cash inflows and outflows as a result of shareholder purchases and redemptions. The Fund may make investments in emerging markets, but these investments (excluding investments in emerging market companies included in the Fund's benchmark) generally will represent 10% or less of the Fund's total assets. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts, to adjust its foreign currency exposure.


BENCHMARK

     The Fund's benchmark is the S&P/Citigroup Extended Market Index ("EMI") World ex-U.S. Index, an independently maintained and published index that is the small capitalization stock component of the S&P/Citigroup Broad Market Index ("BMI"). The BMI includes listed shares of companies from developed and emerging market countries with a total available (float) market capitalization of at least the local equivalent of $100 million. The EMI represents the bottom 20% of available (float) capital of the BMI in each country. Depending upon the country, as of May 31, 2006, the market capitalization of the largest company (in a particular country) included in the S&P/Citigroup EMI World ex-U.S. Index
ranged from $     million (          ) to $     billion (          ). The
S&P/Citigroup EMI World ex-U.S. Index excludes the stocks of U.S. companies
included in the BMI. The Fund seeks to outperform its benchmark by   % per year,
net of fees, over a complete market cycle.


PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see "Description of Principal Risks."


- Smaller Company Risk - The securities of companies with smaller market capitalizations may trade less frequently and in lesser quantities than more widely held securities, and their value may fluctuate more sharply than those securities.


- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund's investments and periods of poor performance.


- Foreign Investment Risk - The value of foreign securities may change more rapidly and to a greater extent than U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment, capital, or exchange control regulations may adversely affect the Fund's foreign investments. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for the Fund's investments in emerging markets, the economies of which tend to be more volatile than the economies of developed countries.


- Currency Risk - Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's foreign currency holdings and investments denominated in foreign currencies. To the extent the Fund hedges its foreign currency exposure, it is exposed to the risk that the U.S. dollar will decline relative to the hedged currency.


-Market Risk - Value Securities  - The Fund purchases some equity securities
 ("value securities") primarily because they are selling at prices lower than what the Manager believes to be their fundamental value. The Fund bears the risk that the companies that issued those securities may not overcome the adverse business developments or other factors causing their securities to be underpriced, or that the market may never come to recognize their fundamental value.



-Liquidity Risk - The Fund's ability to sell securities or close out derivatives positions at desirable prices may be adversely affected by limited trading volume, lack of a market maker, or legal restrictions. Such risks are particularly pronounced for the Fund because it makes investments in companies with smaller market capitalizations (see "Smaller Company Risk" above), and in emerging market equities, which are not widely traded and which may be subject to purchase and sale restrictions.



     Other principal risks of an investment in the Fund include Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty), and Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund).

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class III shares only; after-tax returns for other classes will vary. Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.
     The Fund commenced operations as a registered investment company on June 30, 2000. Prior to that date, the Fund was operated as a portfolio of a private investment pool with investment objectives, policies, and guidelines that were substantially the same as those of the Fund. Performance information for periods prior to June 30, 2000 is that of the private investment pool, restated to reflect the Fund's higher annual operating expenses. The pool was not registered as an investment company and therefore was not subject to certain restrictions imposed on the Fund by the Investment Company Act of 1940 and the Internal Revenue Code. Had the pool been subject to these restrictions, its performance may have been adversely affected.

                     ANNUAL TOTAL RETURN/Class III Shares*
                            Years Ending December 31

                                    [GRAPH]


                                                                        FOREIGN SMALL COMPANIES FUND (%)
                                                                       ----------------------------------
1996                                                                                  22.09
1997                                                                                  -3.80
1998                                                                                   4.51
1999                                                                                  41.52
2000                                                                                  -7.74
2001                                                                                   3.66
2002                                                                                   2.63
2003                                                                                  50.73
2004                                                                                  29.24
2005                                                                                  19.17


                        Highest Quarter: 19.85% (2Q2003)
                        Lowest Quarter: -17.40% (3Q1998)

                      Year-to-Date (as of 3/31/06):     %


                          AVERAGE ANNUAL TOTAL RETURNS

                        Periods Ending December 31, 2005



-----------------------------------------------------------------------------------------------------
                                                      1 YEAR      5 YEARS      10 YEARS     INCEPT.
-----------------------------------------------------------------------------------------------------
 CLASS III*                                                                                 1/4/95
-----------------------------------------------------------------------------------------------------
 RETURN BEFORE TAXES                                  19.17%       19.82%       14.75%       14.16%
-----------------------------------------------------------------------------------------------------
 RETURN AFTER TAXES ON DISTRIBUTIONS                  16.26%       18.54%       N/A(#)       N/A(#)
-----------------------------------------------------------------------------------------------------
 RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF
  FUND SHARES                                         15.49%       17.22%       N/A(#)       N/A(#)
-----------------------------------------------------------------------------------------------------
 S&P/CITIGROUP EMI WORLD EX-U.S. INDEX(A)             22.10%       13.56%        8.61%        8.42%
-----------------------------------------------------------------------------------------------------
 MSCI EAFE INDEX(B)                                   13.54%        4.55%        5.84%        6.43%
-----------------------------------------------------------------------------------------------------
 CLASS IV                                                                                  6/14/02
-----------------------------------------------------------------------------------------------------
 RETURN BEFORE TAXES                                  19.22%          N/A          N/A       23.31%
-----------------------------------------------------------------------------------------------------
 S&P/CITIGROUP EMI WORLD EX-U.S. INDEX(A)             22.10%          N/A          N/A       23.13%
-----------------------------------------------------------------------------------------------------
 MSCI EAFE INDEX(B)                                   13.54%          N/A          N/A       15.60%
-----------------------------------------------------------------------------------------------------


(#) Information on the Fund's return after taxes is unavailable prior to June 30, 2000, the date the Fund commenced operations as a registered investment company.

(a) Fund's benchmark.

(b) The MSCI EAFE Index (Europe, Australasia, and Far East) is a large capitalization international stock index, which is independently maintained and published by Morgan Stanley Capital International.

* Performance information presented for the Class III shares of the Fund is that of the Fund's predecessor for all periods prior to June 30, 2000.

FEES AND EXPENSES
     The table below shows, for each class of shares, the expected cost of investing in the Fund.


  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of average daily net
  assets)                                                                           CLASS III    CLASS IV
  ---------------------------------------------------------------------------------------------------------
  Management fee                                                                       0.70%        0.70%
  Shareholder service fee                                                              0.15%        0.10%
  Other expenses                                                                           %            %
  Total annual operating expenses                                                          %            %
    Expense reimbursement                                                                  %(1)         %(1)
  Net annual expenses                                                                      %            %



(1) The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2007 to the extent the Fund's total annual operating expenses (excluding shareholder service fees and other expenses described on page [ ] of this Prospectus) exceed 0.70% of the Fund's average daily net assets.


EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                                     1 YEAR**     3 YEARS      5 YEARS      10 YEARS
                                                     --------     -------      -------      --------
Class III                                              $            $            $           $
Class IV                                               $            $            $           $


        ** After reimbursement

 GMO INTERNATIONAL SMALL COMPANIES FUND            Fund Inception Date: 10/14/91

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES

    The Fund typically makes equity investments in non-U.S. companies, including non-U.S. companies in developed and emerging countries, but excluding the largest 500 non-U.S. companies in developed countries based on full, non-float adjusted market capitalization ("small companies"). A company's full, non-float adjusted market capitalization includes all of the company's equity issues. As of May 31, 2006, the market capitalization of the largest company included
within the Fund's definition of small companies was approximately $    billion.
Under normal circumstances, the Fund invests at least 80% of its assets in securities of small companies.


    The Manager uses proprietary research and quantitative models to evaluate and select individual stocks, countries, and currencies based on several factors, including:


- Stocks - valuation (including quality factors) and momentum;



- Countries - aggregate stock market valuations, GDP and stock market trends, and positive market sentiment; and


- Currencies - export and producer price parity, balance of payments, and interest rate differentials.


    When evaluating stocks, the Manager ranks stocks based on a blend of valuation and momentum factors, giving increased weight to stocks it believes are of higher quality, as measured by sustained high levels of profitability and lower levels of debt. The Manager's valuation analysis also may utilize quantitative models to predict a company's future free cash flow. The Manager uses momentum measures to help it identify stocks with strong fundamentals that the Manager believes are likely to outperform regardless of their valuation. The Manager seeks to select stocks that score highly on valuation and/or momentum measures. The Manager seeks to limit the allocation to emerging markets to 10% of the Fund's total assets and determines such allocation by top down valuation analysis. The factors considered and models used by the Manager may change over time.



    The Fund generally seeks to be fully invested and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments);
(iii) manage risk by implementing shifts in investment exposure; and/or (iv) adjust its foreign currency exposure. The Fund's foreign currency exposure may differ from the currency exposure represented by its equity investments. In addition, the Fund may take active overweighted and underweighted positions in particular currencies relative to its benchmark.


BENCHMARK

    The Fund's benchmark is the S&P/Citigroup Extended Market Index ("EMI") World ex-U.S. Index, an independently maintained and published index, which is the small capitalization stock component of the S&P/Citigroup Broad Market Index ("BMI"). The BMI includes listed shares of companies from developed and emerging market countries with a total available (float) market capitalization of at least the local equivalent of $100 million. The EMI represents the bottom 20% of available (float) capital of the BMI in each country. Depending upon the country, as of May 31, 2006, the market capitalization of the largest company (in a particular country) included in the S&P/Citigroup EMI World ex-U.S. Index
ranged from $    million (         ) to $    billion (         ). The
S&P/Citigroup EMI World ex-U.S. Index excludes the stocks of U.S. companies
included in the BMI. The Fund seeks to outperform its benchmark by   -  % per
year, net of fees, over a complete market cycle.


PRINCIPAL RISKS OF INVESTING IN THE FUND
    The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see "Description of Principal Risks."


- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund's investments and periods of poor performance.



- Smaller Company Risk - The securities of companies with smaller market capitalizations may trade less frequently and in lesser quantities than more widely held securities, and their value may fluctuate more sharply than those securities.



- Foreign Investment Risk - The value of foreign securities may change more rapidly and to a greater extent than U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment, capital, or exchange control regulations may adversely affect the Fund's foreign investments. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for the Fund's investments in emerging markets, the economies of which tend to be more volatile than the economies of developed countries.



- Currency Risk - Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's foreign currency holdings and investments denominated in foreign currencies. To the extent the Fund hedges its foreign currency exposure, it is exposed to the risk that the U.S. dollar will decline relative to the hedged currency.



- Liquidity Risk - The Fund's ability to sell securities or close out derivatives positions at desirable prices may be adversely affected by limited trading volume, lack of a market maker, or legal restrictions. Such risks are particularly pronounced for the Fund because it makes investments in companies with smaller market capitalizations (see "Smaller Company Risk" above), and in emerging market equities, which are not widely traded and which may be subject to purchase and sale restrictions.


    Other principal risks of an investment in the Fund include Market
Risk - Value Securities (risk that the market may not recognize the value of securities purchased by the Fund, causing their prices to decline or fail to approach the value the Manager anticipates), Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), and Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty).

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. Purchase premiums and redemption fees are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative indices do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31


                                                                  INTERNATIONAL SMALL COMPANIES FUND (%)
                                                                 ----------------------------------------
1996                                                                                9.84
1997                                                                               -3.54
1998                                                                                8.50
1999                                                                               11.00
2000                                                                                2.78
2001                                                                               -6.70
2002                                                                               -1.25
2003                                                                               67.44
2004                                                                               27.04
2005                                                                               24.66


                        Highest Quarter: 30.06% (2Q2003)
                        Lowest Quarter: -17.55% (3Q2002)

                      Year-to-Date (as of 3/31/06):     %


                          AVERAGE ANNUAL TOTAL RETURNS

                        Periods Ending December 31, 2005



--------------------------------------------------------------------------------------------------
                                                   1 YEAR      5 YEARS      10 YEARS     INCEPT.
--------------------------------------------------------------------------------------------------
 CLASS III                                                                               10/14/91
--------------------------------------------------------------------------------------------------
 RETURN BEFORE TAXES                               23.17%       19.27%       12.22%        11.56%
--------------------------------------------------------------------------------------------------
 RETURN AFTER TAXES ON DISTRIBUTIONS               16.15%       16.46%        9.83%         9.48%
--------------------------------------------------------------------------------------------------
 RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE
  OF FUND SHARES                                   22.38%       16.14%        9.75%         9.33%
--------------------------------------------------------------------------------------------------
 S&P/CITIGROUP EMI WORLD EX-U.S. INDEX(A)          22.10%       13.56%        8.61%         7.74%
--------------------------------------------------------------------------------------------------
 MSCI EAFE INDEX(B)                                13.54%        4.55%        5.84%         6.66%
--------------------------------------------------------------------------------------------------


(a) Fund's benchmark
(b) The MSCI EAFE Index (Europe, Australasia, and Far East) is a large capitalization international stock index, which is independently maintained and published by Morgan Stanley Capital International.

FEES AND EXPENSES
     The tables below show the expected cost of investing in the Fund.

  SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                                      CLASS III
  ----------------------------------------------------------------------------------------------------------
  Purchase premium (as a percentage of amount invested)                                              0.60%(1)
  Redemption fee (as a percentage of amount redeemed)                                                0.60%(1)


  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of average daily net assets)           CLASS III
  ----------------------------------------------------------------------------------------------------------
  Management fee                                                                                     0.60%
  Shareholder service fee                                                                            0.15%
  Other expenses                                                                                         %
  Total annual operating expenses                                                                        %
    Expense reimbursement                                                                                %(2)
  Net annual expenses                                                                                    %


(1) See "Purchase Premiums and Redemption Fees" for a more detailed discussion of the Fund's purchase premium and redemption fee, including the circumstances under which the Manager may waive the purchase premium or redemption fee.


(2) The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2007 to the extent the Fund's total annual operating expenses (excluding shareholder service fees and other expenses described on page [ ] of this Prospectus) exceed 0.60% of the Fund's average daily net assets.


EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                     IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES
                              --------------------------------------   --------------------------------------
                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS   1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                              -------   -------   -------   --------   -------   -------   -------   --------
Class III                      $         $         $         $          $         $         $         $


             * After reimbursement

 GMO EMERGING MARKETS FUND                          Fund Inception Date: 12/9/93

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund typically makes equity investments in companies whose stocks are traded in the securities markets of the world's non-developed markets, which excludes any countries that are included in the MSCI EAFE Index, a developed markets index ("emerging markets"). Under normal circumstances, the Fund invests at least 80% of its assets in investments tied economically to emerging markets.



     The Manager uses proprietary research, quantitative models, and fundamental analysis to evaluate and select individual countries and stocks. Country selection generally is the most significant factor affecting the Fund's performance relative to its benchmark. The Manager's evaluation and selection decisions for countries and stocks are based on several factors and models, including:



- Countries - value, momentum, and macroeconomic models; and



- Stocks - earnings and price momentum, price to earnings ratios, price to book ratios, and quality.



The factors considered and models used by the Manager may change over time. The Fund has a value bias relative to many other traditional emerging markets funds.



     The Fund generally seeks to be fully invested and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, warrants, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); (iii) manage risk by implementing shifts in investment exposure; and/or (iv) adjust its foreign currency exposure. The Fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments. In addition, the Fund may take active overweighted and underweighted positions in particular currencies relative to its benchmark.


BENCHMARK

     The Fund's benchmark is the S&P/IFCI (Investable) Composite Index, which is independently maintained and published by Standard & Poor's and is a market capitalization-weighted index of the performance of securities traded on stock exchanges of 22 different emerging market countries, calculated on a total
return basis. The Fund seeks to outperform its benchmark by   % per year, net of
fees, over a complete market cycle.


PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see "Description of Principal Risks."


- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund's investments and periods of poor performance.



- Foreign Investment Risk - The value of foreign securities may change more rapidly and to a greater extent than U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment, capital, or exchange control regulations may adversely affect the Fund's foreign investments. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for the Fund's investments in emerging markets, the economies of which tend to be more volatile than the economies of developed countries.



- Currency Risk - Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's foreign currency holdings and investments denominated in foreign currencies. To the extent the Fund hedges its foreign currency exposure, it is exposed to the risk that the U.S. dollar will decline relative to the hedged currency.



- Liquidity Risk - The Fund's ability to sell securities or close out derivatives positions at desirable prices may be adversely affected by limited trading volume, lack of a market maker, or legal restrictions. Such risks are particularly pronounced for the Fund because it makes emerging market investments, which are not widely traded and which may be subject to purchase and sale restrictions, and may make investments in companies with smaller market capitalizations (see "Smaller Company Risk" below). In addition, the Fund may buy securities that are less liquid than those in its benchmark.



- Smaller Company Risk - The securities of companies with smaller market capitalizations may trade less frequently and in lesser quantities than more widely held securities, and their value may fluctuate more sharply than those securities. The Fund may buy securities that have smaller market capitalizations than those in its benchmark.



     Other principal risks of an investment in the Fund include Focused Investment Risk (increased risk from focusing investments in a limited number of countries or geographic regions), Market Risk - Value Securities (risk that the market may not recognize the value of securities purchased by the Fund, causing their prices to decline or fail to approach the value that the Manager anticipates), Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty), and Non-Diversification Risk (the Fund is a non-diversified investment company and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified).

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. Purchase premiums and redemption fees are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class III shares only; after-tax returns for other classes will vary. Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31

                                    [GRAPH]


                                                                                         EMERGING MARKETS FUND (%)
                                                                                        ---------------------------
1996                                                                                                11.64
1997                                                                                                -0.10
1998                                                                                               -28.88
1999                                                                                                77.73
2000                                                                                               -27.80
2001                                                                                                 9.78
2002                                                                                                 0.80
2003                                                                                                70.13
2004                                                                                                26.59
2005                                                                                                39.71


                        Highest Quarter: 34.40% (2Q1999)
                        Lowest Quarter: -28.24% (2Q1998)

                      Year-to-Date (as of 3/31/06):     %


                          AVERAGE ANNUAL TOTAL RETURNS

                        Periods Ending December 31, 2005



-------------------------------------------------------------------------------------------------------------------
                                                                    1 YEAR      5 YEARS      10 YEARS     INCEPT.
-------------------------------------------------------------------------------------------------------------------
 CLASS III                                                                                                12/9/93
-------------------------------------------------------------------------------------------------------------------
 RETURN BEFORE TAXES                                                37.48%       26.79%      12.80%         10.71%
-------------------------------------------------------------------------------------------------------------------
 RETURN AFTER TAXES ON DISTRIBUTIONS                                34.06%       25.45%      11.59%          9.56%
-------------------------------------------------------------------------------------------------------------------
 RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES        26.92%       23.44%      10.77%          8.92%
-------------------------------------------------------------------------------------------------------------------
 S&P/IFCI (INVESTABLE) COMPOSITE INDEX                              35.19%       21.62%       8.24%          5.82%
-------------------------------------------------------------------------------------------------------------------
 CLASS IV                                                                                                  1/9/98
-------------------------------------------------------------------------------------------------------------------
 RETURN BEFORE TAXES                                                37.54%       26.84%         N/A         16.20%
-------------------------------------------------------------------------------------------------------------------
 S&P/IFCI (INVESTABLE) COMPOSITE INDEX                              35.19%       21.62%         N/A         12.92%
-------------------------------------------------------------------------------------------------------------------
 CLASS V#                                                                                                  8/4/03
-------------------------------------------------------------------------------------------------------------------
 RETURN BEFORE TAXES                                                37.60%          N/A         N/A         43.97%
-------------------------------------------------------------------------------------------------------------------
 S&P/IFCI (INVESTABLE) COMPOSITE INDEX                              35.19%          N/A         N/A         38.89%
-------------------------------------------------------------------------------------------------------------------
 CLASS VI                                                                                                 6/30/03
-------------------------------------------------------------------------------------------------------------------
 RETURN BEFORE TAXES                                                37.62%          N/A         N/A         44.39%
-------------------------------------------------------------------------------------------------------------------
 S&P/IFCI (INVESTABLE) COMPOSITE INDEX                              35.19%          N/A         N/A         40.12%
-------------------------------------------------------------------------------------------------------------------



# For the period from October 27, 2004 to February 11, 2005, no Class V shares were outstanding. Performance for that period is that of Class IV shares, which have higher expenses. Therefore, the performance shown is lower than it would have been if Class V shares had been outstanding.


FEES AND EXPENSES
     The tables below show, for each class of shares, the expected cost of investing in the Fund.

  SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)     CLASS III        CLASS IV         CLASS V         CLASS VI
  --------------------------------------------------------------------------------------------------------------------------
  Purchase premium (as a percentage of amount invested)            0.80%(1)         0.80%(1)        0.80%(1)         0.80%(1)
  Redemption fee (as a percentage of amount redeemed)              0.80%(1,2)       0.80%(1,2)      0.80%(1)         0.80%(1)

 ANNUAL FUND OPERATING EXPENSES (expenses that are paid from Fund assets as a percentage of average daily net assets)


                                           CLASS III              CLASS IV                CLASS V               CLASS VI
  --------------------------------------------------------------------------------------------------------------------------
  Management fee                             0.81%                   0.81%                  0.81%                  0.81%
  Shareholder service fee                    0.15%                  0.105%                 0.085%                 0.055%
  Other expenses                                 %(3)                    %(3)                   %(3)                   %(3)
  Total annual operating expenses                %(3)                    %(3)                   %(3)                   %(3)
    Expense reimbursement                        %(3,4)                  %(3,4)                 %(3,4)                 %(3,4)
  Net annual expenses                            %(3)                    %(3)                   %(3)                   %(3)


(1) See "Purchase Premiums and Redemption Fees" for a more detailed discussion of the Fund's purchase premium and redemption fee, including the circumstances under which the Manager may waive the purchase premium or redemption fee.

(2) Applies only to shares acquired on or after June 1, 1995 (including shares acquired by reinvestment of dividends or other distribution). With respect to Class III shares purchased through third-party intermediaries and any shares acquired prior to March 27, 2002, the level of redemption fee charged by the Fund is 0.40%.


(3) The amounts indicated above reflect the aggregate of the direct expenses associated with an investment in the Fund and the indirect expenses associated with the Fund's investments in other Funds of the Trust (the "underlying Funds"). For the fiscal year ended February 28, 2006, the Fund's total indirect
net expenses were     %. Actual indirect expenses will vary depending on the
percentage of the Fund's portfolio invested in underlying Funds.



(4) The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2007 to the extent the Fund's total annual operating expenses (excluding shareholder service fees, expenses indirectly incurred by investment in underlying Funds, custodial fees, and other expenses described on page [ ] of this Prospectus) exceed 0.81% of the Fund's average daily net assets.


EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                              IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES
                                       --------------------------------------   --------------------------------------
                                       1 YEAR*   3 YEARS   5 YEARS   10 YEARS   1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                       -------   -------   -------   --------   -------   -------   -------   --------
Class III                               $         $         $         $          $         $         $         $
Class IV                                $         $         $         $          $         $         $         $
Class V                                 $         $         $         $          $         $         $         $
Class VI                                $         $         $         $          $         $         $         $


            * After reimbursement

 GMO EMERGING COUNTRIES FUND                        Fund Inception Date: 8/29/97

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund typically makes equity investments in companies whose stocks are traded in the securities markets of the world's non-developed markets, which excludes any countries that are included in the MSCI EAFE Index, a developed markets index ("emerging countries"). Under normal circumstances, the Fund invests at least 80% of its assets in investments tied economically to emerging countries.



     The Manager uses proprietary research, quantitative models, and fundamental analysis to evaluate and select individual countries and stocks. Country selection generally is the most significant factor affecting the Fund's performance relative to its benchmark. The Manager's evaluation and selection decisions for countries and stocks are based on several factors and models, including:



- Countries - value, momentum, and macroeconomic models; and



- Stocks - earnings and price momentum, price to earnings ratios, price to book ratios, and quality.



The factors considered and models used by the Manager may change over time. The Fund has a value bias relative to many other traditional emerging markets funds.



     The Fund generally seeks to be fully invested and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, warrants, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); (iii) manage risk by implementing shifts in investment exposure; and/or (iv) adjust its foreign currency exposure. The Fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments. In addition, the Fund may take active overweighted and underweighted positions in particular currencies relative to its benchmark.


BENCHMARK

     The Fund's benchmark is the S&P/IFCI (Investable) Composite Index, which is independently maintained and published by Standard & Poor's and is a market capitalization-weighted index of the performance of securities traded on stock exchanges of 22 different emerging countries, calculated on a total return
basis. The Fund seeks to outperform its benchmark by   % per year, net of fees,
over a complete market cycle.


PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see "Description of Principal Risks."


- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund's investments and periods of poor performance.



- Foreign Investment Risk - The value of foreign securities may change more rapidly and to a greater extent than U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment, capital, or exchange control regulations may adversely affect the Fund's foreign investments. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for the Fund's investments in emerging countries, the economies of which tend to be more volatile than the economies of developed countries.


- Currency Risk - Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's foreign currency holdings and investments denominated in foreign currencies. To the extent the Fund hedges its foreign currency exposure, it is exposed to the risk that the U.S. dollar will decline relative to the hedged currency.


- Liquidity Risk - The Fund's ability to sell securities or close out derivatives positions at desirable prices may be adversely affected by limited trading volume, lack of a market maker, or legal restrictions. Such risks are particularly pronounced for the Fund because it makes emerging countries investments, which are not widely traded and which may be subject to purchase and sale restrictions, and may make investments in companies with smaller market capitalizations (see "Smaller Company Risk" below). In addition, the Fund may buy securities that are less liquid than those in its benchmark.



-Smaller Company Risk - The securities of companies with smaller market capitalizations may trade less frequently and in lesser quantities than more widely held securities, and their value may fluctuate more sharply than those securities. The Fund may buy securities that have smaller market capitalizations than those in its benchmark.



     Other principal risks of an investment in the Fund include Focused Investment Risk (increased risk from focusing investments in a limited number of countries or geographic regions), Market Risk - Value Securities (risk that the market may not recognize the value of securities purchased by the Fund, causing their prices to decline or fail to approach the value that the Manager anticipates), Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty), and Non-Diversification Risk (the Fund is a non-diversified investment company and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified).

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31


                                      EMERGING COUNTRIES
                                           FUND (%)
                                      ------------------
1998                                        -24.03
1999                                         94.69
2000                                        -28.51
2001                                          6.03
2002                                         -0.12
2003                                         69.37
2004                                         27.04
2005                                         36.31


                        Highest Quarter: 60.80% (2Q1999)
                        Lowest Quarter: -28.87% (2Q1998)

                      Year-to-Date (as of 3/31/06):     %


                          AVERAGE ANNUAL TOTAL RETURNS

                        Periods Ending December 31, 2005



-----------------------------------------------------------------------------
                                    1 YEAR   5 YEARS   10 YEARS   INCEPT.
-----------------------------------------------------------------------------
 CLASS III                                                        8/29/97
-----------------------------------------------------------------------------
 RETURN BEFORE TAXES                36.31%   25.44%        N/A     12.49%
-----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                     33.71%   23.81%        N/A     11.39%
-----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND
  SHARES                            26.39%   22.10%        N/A     10.62%
-----------------------------------------------------------------------------
 S&P/IFCI (INVESTABLE) COMPOSITE
  INDEX                             35.19%   21.62%        N/A      8.49%
-----------------------------------------------------------------------------


FEES AND EXPENSES
     The table below shows the expected cost of investing in the Fund.


  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of
  average daily net assets)                                      CLASS III
  ------------------------------------------------------------------------
  Management fee                                                   0.65%
  Shareholder service fee                                          0.15%
  Other expenses                                                       %
  Total annual operating expenses                                      %
    Expense reimbursement                                              %(1)
  Net annual expenses                                                  %



(1) The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2007 to the extent the Fund's total annual operating expenses (excluding shareholder service fees, expenses indirectly incurred by investment in underlying Funds, and other expenses described on page [ ] of this Prospectus) exceed 1.00% of the Fund's average daily net assets.


EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class III                                                      $         $         $         $


       * After reimbursement

 GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND        Fund Inception Date: 7/29/98

INVESTMENT OBJECTIVE
     High after-tax total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund typically makes equity investments in non-U.S. companies that issue stocks included in the MSCI EAFE universe (which is larger than, but generally represented by, the MSCI EAFE Index), plus companies in Canada and emerging countries. The Manager uses quantitative models integrated with tax management techniques to provide investors subject to U.S. federal income tax, broad exposure to the international equity markets. Under normal circumstances, the Fund invests at least 80% of its assets in equity investments.



     The Manager uses proprietary research and quantitative models to seek out stocks it considers to be undervalued (generally, these stocks trade at prices below what the Manager considers to be their fundamental value) or stocks it believes have improving fundamentals and positive sentiment. The Manager also uses proprietary techniques to adjust the portfolio for factors such as position size, country weight, industry and sector weights, and market capitalization. The factors considered and models used by the Manager may change over time.



     The Manager considers the tax effects of a proposed purchase or sale of a stock in conjunction with the return forecast of that stock and its potential contribution to the overall portfolio. The Manager may employ a variety of tax management techniques, such as seeking to minimize sales of securities that result in capital gains, preferring the sale of securities producing long-term capital gains to those producing short-term capital gains, and selling securities to realize capital losses that can be offset against realized capital gains. The tax management techniques employed by the Manager may change over time depending upon a variety of factors, including current market conditions and the amount of embedded gains and losses in the Fund's portfolio.



     The Fund generally seeks to be fully invested and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. The Fund may make investments in emerging markets, but these investments generally will represent 15% or less of the Fund's total assets. The Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives and related instruments to: (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); (iii) manage risk by implementing shifts in investment exposure; and/or (iv) adjust its foreign currency exposure. The Fund's foreign currency exposure may differ from the currency exposure represented by its equity investments. In addition, the Fund may take active overweighted and underweighted positions in particular currencies relative to its benchmark.


BENCHMARK
     The Fund's benchmark is the EAFE Index (after tax), computed by the Manager by adjusting the return of the MSCI EAFE Index (Europe, Australasia, and Far
East) by its tax cost. The Manager estimates the MSCI EAFE Index's tax cost by applying the maximum historical applicable individual federal tax rate to the MSCI EAFE Index's dividend yield and to its estimated short-term and long-term realized capital gains (losses) (arising from changes in the constituents of the MSCI EAFE Index). The MSCI EAFE Index is a large capitalization international stock index that is independently maintained and published by Morgan Stanley Capital International.

PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. There can be no assurance that the Fund's tax management strategies will be effective, and an investor may incur tax liabilities that exceed their economic return. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see "Description of Principal Risks."


- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund's investments and periods of poor performance.


- Foreign Investment Risk - The value of foreign securities may change more rapidly and to a greater extent than U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment, capital, or exchange control regulations may adversely affect the Fund's foreign investments. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for the Fund's investments in emerging markets, the economies of which tend to be more volatile than the economies of developed countries.



- Currency Risk - Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's foreign currency holdings and investments denominated in foreign currencies. To the extent the Fund hedges its foreign currency exposure, it is exposed to the risk that the U.S. dollar will decline relative to the hedged currency.



     Other principal risks of an investment in the Fund include Liquidity Risk (difficulty in selling Fund investments), Market Risk - Value Securities (risk that the market may not recognize the value of securities purchased by the Fund, causing their prices to decline or fail to approach the value that the Manager anticipates), Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty), Smaller Company Risk (greater market risk and liquidity risk resulting from investments in companies with smaller market capitalizations), and Non-Diversification Risk (the Fund is a non-diversified investment company and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified).

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative indices do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

               ANNUAL TOTAL RETURN/Class III Shares (Before Tax)
                            Years Ending December 31
                                    [GRAPH]


                                                                 TAX-MANAGED INTERNATIONAL EQUITIES FUND (%)
                                                                 -------------------------------------------
1999                                                                                 15.25
2000                                                                                 -4.29
2001                                                                                 -8.71
2002                                                                                 -2.33
2003                                                                                 41.05
2004                                                                                 24.44
2005                                                                                 16.76


                        Highest Quarter: 19.70% (2Q2003)
                        Lowest Quarter: -15.06% (3Q2002)

                       Year-to-Date (as of 3/31/06):    %


                          AVERAGE ANNUAL TOTAL RETURNS

                        Periods Ending December 31, 2005



------------------------------------------------------------------------------------------------------------
                                                         1 YEAR      5 YEARS      10 YEARS     INCEPT.
------------------------------------------------------------------------------------------------------------
 CLASS III                                                                                      7/29/98
------------------------------------------------------------------------------------------------------------
 RETURN BEFORE TAXES                                     16.76%       12.82%         N/A          10.13%
------------------------------------------------------------------------------------------------------------
 RETURN AFTER TAXES ON DISTRIBUTIONS                     16.33%       12.21%         N/A           9.60%
------------------------------------------------------------------------------------------------------------
 RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND
  SHARES                                                 11.82%       10.97%         N/A           8.68%
------------------------------------------------------------------------------------------------------------
 MSCI EAFE INDEX                                         13.54%        4.55%         N/A           4.62%
------------------------------------------------------------------------------------------------------------
 MSCI EAFE INDEX (AFTER TAX)(a)                          12.53%        4.43%         N/A           4.23%
------------------------------------------------------------------------------------------------------------


(a) Fund's benchmark (computed by the Manager).

FEES AND EXPENSES
     The table below shows the expected cost of investing in the Fund.


  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of average daily net assets)           CLASS III
  ----------------------------------------------------------------------------------------------------------
  Management fee                                                                                     0.54%
  Shareholder service fee                                                                            0.15%
  Other expenses                                                                                         %
  Total annual operating expenses                                                                        %
    Expense reimbursement                                                                                %(1)
  Net annual expenses                                                                                    %



(1) The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2007 to the extent the Fund's total annual operating expenses (excluding shareholder service fees and other expenses described on page [ ] of this Prospectus) exceed 0.54% of the Fund's average daily net assets.


EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class III                                                       $        $         $         $


       * After reimbursement

                      (This page intentionally left blank)

                               FIXED INCOME FUNDS


     GENERAL. The Fixed Income Funds are substantially exposed to fixed income securities, including bonds, notes, and asset-backed securities. Fixed income securities are obligations of an issuer to make payments of principal and/or interest on future dates. For purposes of this Prospectus, fixed income securities include synthetic fixed income securities created by the Manager by combining a futures contract, swap contract, or option on a fixed income security with cash, a cash equivalent, or another fixed income security. Additionally, for purposes of this Prospectus, a "bond" refers to any fixed income security (including a synthetic fixed income security) with an original maturity of two years or more. Some Fixed Income Funds also may invest in sovereign debt, which is a fixed income security issued or guaranteed by a government or an agency or political subdivision. In some cases, the sovereign may include governments, agencies, or political subdivisions of emerging countries (also referred to as emerging markets). Emerging countries include less developed countries in Asia, Latin America, the Middle East, Africa, and Europe. In addition, some Fixed Income Funds may invest in fixed income securities issued by companies tied economically to emerging countries. The term "investment grade" as used in this Prospectus refers to a rating of Baa3/BBB- or better given by Moody's Investors Service, Inc. ("Moody's")/Standard & Poor's ("S&P") to a particular fixed income security. Investment-grade fixed income securities that are given a rating of Aa/AA or better by Moody's/S&P are described in this Prospectus as "high quality"; investment-grade fixed income securities that are given a rating below Aa/AA but above Baa3/BBB- by Moody's/S&P are described in this Prospectus as "lower rated." Securities referred to in this Prospectus as investment grade, high quality, or lower rated include not only securities rated by Moody's and S&P, but also unrated securities determined by the Manager to have credit qualities comparable to those of securities with Moody's and/or S&P ratings falling within the definition of investment grade, high quality, or lower rated, as applicable.



     DURATION. The Manager employs a variety of techniques to adjust the sensitivity of a Fixed Income Fund's value to changes in interest rates. This sensitivity is often measured by, and correlates with, the portfolio's duration. For example, the value of an investment held by a Fixed Income Fund with a duration of five years will decrease by approximately 5% for every 1% increase in interest rates, while the value of an investment with a duration of six years will increase by approximately 6% with every 1% decrease in interest rates. The Manager determines a Fixed Income Fund's duration by aggregating the durations of the Fund's individual holdings and weighting each holding based on its outstanding principal amount. The Manager may determine duration by traditional means or through empirical analysis, which may produce results that differ from those produced by traditional methods of calculating duration. The Manager seeks to manage a Fund's exposure to interest rate volatility relative to its benchmark. This can be done, for example, by investing in bonds with longer maturities while shortening their effective duration by hedging their interest rate exposure through the use of derivatives. The effect of changes in interest rates on a Fund with an investment in a longer-term bond that has been hedged to have a shorter effective duration may, however, differ from the effect of such changes on the Fund if, instead, the Fund had made a direct investment in a shorter-term bond. In addition, investments in derivatives may increase a Fund's counterparty risk, and investments in longer-term bonds may increase a Fund's exposure to credit risk. See "Description of Principal Risks - Market
Risk - Fixed Income Securities" and "- Credit and Counterparty Risk."



     DERIVATIVES AND LEVERAGE. Fixed Income Funds are not limited in the extent to which they may use derivatives or in the absolute face value of the derivatives positions they take. As a result, they may be leveraged in relation to their assets. However, the Manager seeks to manage the effective market exposure of each Fund relative to its benchmark.



     INVESTMENTS IN OTHER FUNDS. Many of the Fixed Income Funds invest in other GMO Funds. Several of the Fixed Income Funds invest a substantial portion of their assets in GMO Short-Duration Collateral Fund ("SDCF"), a portfolio of the Trust, to generate a cash-like return. Fixed Income Funds that seek exposure to sovereign debt of emerging countries generally do so by investing in shares of Emerging Country Debt Fund ("ECDF") rather than by holding sovereign debt directly. ECDF is described on page 60 of this Prospectus. Fixed Income Funds that seek exposure to global interest rates may do so by investing in shares of GMO World Opportunity Overlay Fund ("Overlay Fund"). For information regarding SDCF and Overlay Fund, see "Investment in GMO Funds Offered Through Separate
Prospectuses and Private Placement Memoranda" on page [   ] of this Prospectus.
Additional information about SDCF and Overlay Fund is available in separate private placement memoranda.

 GMO DOMESTIC BOND FUND                             Fund Inception Date: 8/18/94

INVESTMENT OBJECTIVE

     Total return in excess of its benchmark.



PRINCIPAL INVESTMENT STRATEGIES


     Under normal circumstances, the Fund invests at least 80% of its assets in bond investments tied economically to the United States. The Fund invests most of its assets in:



-shares of Short-Duration Collateral Fund (which primarily invests in high quality U.S. and foreign floating rate fixed income securities, in particular asset-backed securities, issued by a wide range of private and government issuers);



- U.S. investment-grade bonds, including asset-backed securities and U.S. government securities (including securities neither guaranteed nor insured by the U.S. government); and



-derivative instruments (including synthetic bonds) whose value is related to U.S. investment-grade bonds.



The Fund also may invest a portion of its assets in foreign bonds and lower-rated securities.



     The Manager employs fundamental investment techniques and quantitative models to identify bond investments the Manager believes are undervalued. The Manager considers issue-specific risk in the selection process.



     The Manager normally seeks to cause the duration of the Fund to approximate that of its benchmark ( years as of 05/31/06). Certain investors may invest in the Fund for short-term purposes (e.g., pending investment in another GMO Fund) and, as a result, the Fund may be subject to short-term trading and related trading and other costs.


BENCHMARK

     The Fund's benchmark is the Lehman Brothers U.S. Government Index, an independently maintained and published U.S. government bond index.


PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see "Description of Principal Risks."


- Market Risk - Fixed Income Securities - The value of the Fund's fixed income investments will typically decline during periods of rising interest rates. The Fund also has market risk through its investments in asset-backed securities, which varies based on those securities' deal structure, the quality of the underlying assets, the level of credit support provided, if any, and the credit quality of the credit-support provider, if any.



- Derivatives Risk - The use of derivatives may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit and counterparty risk, and their value may or may not correlate with the value of the relevant underlying asset. The risk to the Fund of using derivatives may be particularly pronounced because the Fund creates synthetic bonds to replace direct investments.



-Focused Investment Risk - Focusing investments in industries with high positive correlations to one another creates additional risk. This risk is particularly pronounced for the Fund because it may have significant exposure to asset-backed securities secured by different types of consumer debt that may have strong positive correlations to one another (e.g., credit-card receivables, automobile loans, and home equity loans).



     Other principal risks of an investment in the Fund include Fund of Funds Risk (risk that other funds in which the Fund invests will not perform as expected), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty), Liquidity Risk (difficulty in selling Fund investments), Non-Diversification Risk (the Fund is a non-diversified investment company and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified), and Leveraging Risk (increased risks from use of derivatives).

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

     The Fund began offering a new class of shares, Class VI, on June 30, 2005. Class VI shares are invested in the same portfolio of securities as Class III shares. Annual returns would differ only to the extent Class VI shares do not have the same expenses as Class III shares.

                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31

                                    [GRAPH]


                                                                                     DOMESTIC BOND FUND (%)
                                                                                    ------------------------
1996                                                                                           3.04
1997                                                                                           9.96
1998                                                                                           8.05
1999                                                                                          -1.79
2000                                                                                          14.26
2001                                                                                           7.44
2002                                                                                          11.85
2003                                                                                           3.84
2004                                                                                           4.41
2005                                                                                           2.92


                        Highest Quarter: 6.61% (3Q2002)
                        Lowest Quarter: -2.53% (2Q2004)

                      Year-to-Date (as of 3/31/06):     %


                          AVERAGE ANNUAL TOTAL RETURNS

                        Periods Ending December 31, 2005



---------------------------------------------------------------------------------------------------------
                                                      1 YEAR      5 YEARS      10 YEARS     INCEPT.
---------------------------------------------------------------------------------------------------------
 CLASS III                                                                                    8/18/94
---------------------------------------------------------------------------------------------------------
 RETURN BEFORE TAXES                                  2.92%        6.04%        6.30%           7.05%
---------------------------------------------------------------------------------------------------------
 RETURN AFTER TAXES ON DISTRIBUTIONS                  1.92%        4.04%        3.73%           4.40%
---------------------------------------------------------------------------------------------------------
 RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF
  FUND SHARES                                         2.08%        4.02%        3.81%           4.42%
---------------------------------------------------------------------------------------------------------
 LEHMAN BROTHERS U.S. GOVERNMENT INDEX                2.65%        5.39%        5.94%           6.73%
---------------------------------------------------------------------------------------------------------


FEES AND EXPENSES
     The table below shows, for each class of shares, the expected cost of investing in the Fund.


  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of average daily net assets)    CLASS III    CLASS VI
  ----------------------------------------------------------------------------------------------------------------
  Management fee                                                                              0.10%        0.10%
  Shareholder service fee                                                                     0.15%       0.055%
  Other expenses                                                                                  %(1)         %(1)
  Total annual operating expenses                                                                 %(1)         %(1)
    Expense reimbursement                                                                         %(1,2)        %(1,2)
  Net annual expenses                                                                             %(1)         %(1)



(1) "Other expenses" reflect the aggregate of the direct expenses associated with an investment in the Fund, and the indirect net expenses associated with the Fund's investments in other Funds of the Trust (the "underlying Funds"). For the fiscal year ended February 28, 2006, the Fund's total indirect net expenses
were    %. Actual indirect expenses will vary depending on the percentage of the
Fund's portfolio invested in underlying Funds.


(2) The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2007 to the extent the Fund's total annual operating expenses (excluding shareholder service fees, expenses indirectly incurred by investment in underlying Funds, and other expenses described on page [ ] of this Prospectus) exceed 0.10% of the Fund's average daily net assets.


EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class III                                                       $         $        $          $
Class VI                                                        $         $        $          $


       * After reimbursement

 GMO CORE PLUS BOND FUND                            Fund Inception Date: 4/30/97

INVESTMENT OBJECTIVE


    Total return in excess of its benchmark.


PRINCIPAL INVESTMENT STRATEGIES


    The Fund typically invests in fixed income securities included in the Fund's benchmark and in securities with similar characteristics. The Fund seeks additional returns by investing in global interest rate, currency, and emerging country debt markets. Under normal circumstances, the Fund invests at least 80% of its assets in bond investments.



    The Manager may implement its strategies: (i) synthetically by combining cash or cash-like investments with exchange-traded and over-the-counter ("OTC") derivative instruments and/or (ii) directly by purchasing U.S. and foreign bonds. In order to do so, the Fund may invest in or use:



- U.S. and foreign investment-grade bonds, including U.S. and foreign government securities and asset-backed securities issued by U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government) and foreign governments, corporate bonds, and asset-backed securities issued by private issuers;



-shares of Short-Duration Collateral Fund (to gain exposure to high quality U.S.
 and foreign floating rate fixed income securities, in particular asset-backed securities, issued by a wide range of private and government issuers, and/or to generate a cash-like return for its synthetic positions);



-shares of World Opportunity Overlay Fund ("Overlay Fund") (to gain exposure to global interest rate markets, mainly through Overlay Fund's use of interest rate swaps);



-futures contracts, currency forwards, swap contracts, and other derivative instruments (to gain exposure to the global interest rate and currency markets);



-shares of Emerging Country Debt Fund ("ECDF") (to gain exposure to below-investment-grade sovereign debt of emerging countries (limited to 5% of the Fund's assets)); and



-credit default swaps to a significant extent to take an active long or short position with respect to the likelihood of default by corporate or sovereign issuers.



    The Manager employs fundamental investment techniques and quantitative models to measure the relative values of the interest rate and currency markets, to determine currency and country allocations, and to identify investments the Manager believes are undervalued or may provide downside protection. The Fund takes active overweighted and underweighted positions in particular interest rate markets and currencies relative to its benchmark, including through the use of derivatives. The Fund also may use derivatives to adjust its foreign currency exposure independently of its exposure to interest rate markets.



    The Manager normally seeks to maintain the Fund's portfolio duration within +/-20% of the benchmark's duration ( years as of 05/31/06).


BENCHMARK


    The Fund's benchmark is the Lehman Brothers U.S. Aggregate Index, an independently maintained and published index comprised of U.S. fixed rate debt issues having a maturity of at least one year and rated investment grade or higher.


PRINCIPAL RISKS OF INVESTING IN THE FUND

    The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see "Description of Principal Risks."


- Market Risk - Fixed Income Securities - The value of the Fund's fixed income investments will typically decline during periods of rising interest rates. The Fund also has market risk through its investments in asset-backed securities, which varies based on those securities' deal structure, the quality of the underlying assets, the level of credit support provided, if any, and the credit quality of the credit-support provider, if any.



- Currency Risk - Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's foreign currency holdings and investments denominated in foreign currencies.



- Foreign Investment Risk - The value of foreign securities may change more rapidly and to a greater extent than U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment, capital, or exchange control regulations may adversely affect the Fund's foreign investments. These and other risks (e.g., nationalization, expropriation, or other confiscation are greater for the Fund's investments in emerging countries, the economies of which tend to be more volatile than the economies of developed countries.



- Derivatives Risk - The use of derivatives may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit and counterparty risk, and their value may or may not correlate with the value of the relevant underlying asset. The risk to the Fund of using derivatives may be particularly pronounced because the Fund creates synthetic bonds to replace direct investments, and may use credit default swaps and other types of swaps to a significant extent.



- Credit and Counterparty Risk - This is the risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contract, or a borrower of the Fund's securities, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations. This risk may be particularly pronounced for the Fund because it may use OTC derivatives, in particular credit default swaps and other types of swaps with longer-term durations, to a significant extent and may have significant exposure to a single swap counterparty as a result of such use.



    Other principal risks of an investment in the Fund include Fund of Funds Risk (risk that other funds in which the Fund invests will not perform as expected), Non-Diversification Risk (the Fund is a non-diversified investment company and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified), Liquidity Risk (difficulty in selling Fund investments), Leveraging Risk (increased risks from use of derivatives), and Focused Investment Risk (increased risk from focusing investments in industries with high positive correlations to one another). Certain of the above-referenced risks may be more pronounced for the Fund as a result of its investment in ECDF.

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.
     The Fund began offering a new class of shares, Class IV, on June 30, 2005. Class IV Shares are invested in the same portfolio of securities as Class III Shares. Annual returns would differ only to the extent Class IV shares do not have the same expenses as Class III Shares.

                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31

                                    [GRAPH]


                                                                                   CORE PLUS BOND FUND (%)
                                                                                  -------------------------
1998                                                                                          3.87
1999                                                                                         -2.38
2000                                                                                         12.66
2001                                                                                          9.89
2002                                                                                          5.81
2003                                                                                         11.23
2004                                                                                          6.58
2005                                                                                          3.80


                        Highest Quarter: 5.94% (2Q2003)
                        Lowest Quarter: -3.24% (2Q2004)

                       Year-to-Date (as of 3/31/06):   %



                          AVERAGE ANNUAL TOTAL RETURNS

                        Periods Ending December 31, 2005



---------------------------------------------------------------------------------------------------------
                                                      1 YEAR      5 YEARS      10 YEARS     INCEPT.
---------------------------------------------------------------------------------------------------------
 CLASS III                                                                                    4/30/97
---------------------------------------------------------------------------------------------------------
 RETURN BEFORE TAXES                                  3.80%        7.43%           N/A          7.22%
---------------------------------------------------------------------------------------------------------
 RETURN AFTER TAXES ON DISTRIBUTIONS                  2.61%        5.06%           N/A          4.73%
---------------------------------------------------------------------------------------------------------
 RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF
  FUND SHARES                                         2.48%        4.93%           N/A          4.68%
---------------------------------------------------------------------------------------------------------
 LEHMAN BROTHERS U.S. AGGREGATE INDEX                 2.43%        5.87%           N/A          6.59%
---------------------------------------------------------------------------------------------------------


FEES AND EXPENSES
     The table below shows, for each class of shares, the expected cost of investing in the Fund.


  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of
  average daily net assets)                                         CLASS III          CLASS IV
  ---------------------------------------------------------------------------------------------------
  Management fee                                                         0.25%             0.25%
  Shareholder service fee                                                0.15%(1)          0.10%(1)
  Other expenses                                                             %(2)              %(2)
  Total annual operating expenses                                            %(2)              %(2)
    Expense reimbursement/waiver                                             %(1,2,3)          %(1,2,3)
  Net annual expenses                                                        %(2)              %(2)



(1) The Manager will waive the Fund's shareholder service fee to the extent that the aggregate of any direct and indirect shareholder service fees borne by a class of shares of the Fund exceeds the applicable shareholder service fee set forth in the table above.


(2) "Other expenses" reflect the aggregate of the direct expenses associated with an investment in the Fund, and the indirect expenses associated with the Fund's investment in other Funds of the Trust (the "underlying Funds"). As described in note 3 below, the Manager will reimburse the Fund for certain direct and indirect expenses. For the fiscal year ended February 28, 2006, the Fund's total indirect net expenses were %. Actual indirect expenses will vary depending on the percentage of the Fund's portfolio invested in the underlying Funds.


(3) The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2007 to the extent the Fund's total annual operating expenses (excluding shareholder service fees, expenses indirectly incurred by investment in underlying Funds, and other expenses described on page [ ] of this Prospectus (collectively, "Excluded Fund Fees and Expenses")) exceed 0.25% of the Fund's average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2007 to the extent that the sum of (a) the Fund's total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in ECDF (excluding ECDF's fees and expenses of the independent trustees of the Trust, fees and expenses for legal services not procured or provided by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer (excluding any employee benefits), and investment-related expenses such as brokerage commissions, hedging transaction fees, securities-lending fees and expenses, interest expense, and transfer taxes), exceeds 0.25% of the Fund's average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.25% of the Fund's average daily net assets.


EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                                     1 YEAR*      3 YEARS      5 YEARS      10 YEARS
                                                     -------      -------      -------      --------
Class III                                              $            $            $            $
Class IV                                               $            $            $            $


       * After reimbursement

 GMO INTERNATIONAL BOND FUND                       Fund Inception Date: 12/22/93

INVESTMENT OBJECTIVE

     Total return in excess of its benchmark.


PRINCIPAL INVESTMENT STRATEGIES

     The Fund typically invests in fixed income securities included in the Fund's benchmark and in securities with similar characteristics. The Fund seeks additional returns by investing in global interest rate, currency, and emerging country debt markets. Under normal circumstances, the Fund invests at least 80% of its assets in bond investments.



     The Manager may implement its strategies: (i) synthetically by combining cash or cash-like investments with exchange-traded and over-the-counter ("OTC") derivative instruments and/or (ii) directly by purchasing bonds denominated in various currencies. In order to do so, the Fund may invest in or use:



- investment-grade bonds denominated in various currencies, including foreign and U.S. government securities and asset-backed securities issued by foreign governments and U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government), corporate bonds, and asset-backed securities issued by private issuers;



-shares of Short-Duration Collateral Fund (to generate a cash-like return for its synthetic positions, and/or to gain exposure to high quality U.S. and foreign floating rate fixed income securities, in particular asset-backed securities, issued by a wide range of private and government issuers);



-shares of World Opportunity Overlay Fund ("Overlay Fund") (to gain exposure to global interest rate markets, mainly through Overlay Fund's use of interest rate swaps);



-futures contracts, currency forwards, swap contracts, and other derivative instruments (to gain exposure to the global interest rate and currency markets); and



-shares of Emerging Country Debt Fund ("ECDF") (to gain exposure to below-investment-grade sovereign debt of emerging countries (limited to 5% of the Fund's assets)).



The Manager employs fundamental investment techniques and quantitative models to measure the relative values of the interest rate and currency markets, to determine currency and country allocations, and to identify investments the Manager believes are undervalued or may provide downside protection. The Fund takes active overweighted and underweighted positions in particular interest rate markets and currencies relative to its benchmark, including through the use of derivatives. The Fund also may use derivatives to adjust its foreign currency exposure independently of its exposure to interest rate markets.



     The Manager normally seeks to maintain the Fund's portfolio duration within +/-20% of the benchmark's duration ( years as of 05/31/06).


BENCHMARK
     The Fund's benchmark is the JPMorgan Non-U.S. Government Bond Index, an independently maintained and published index composed of non-U.S. government bonds with maturities of one year or more.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see "Description of Principal Risks."


- Market Risk - Fixed Income Securities - The value of the Fund's fixed income investments will typically decline during periods of rising interest rates. The Fund also has market risk through its investments in asset-backed securities, which varies based on those securities' deal structure, the quality of the underlying assets, the level of credit support provided, if any, and the credit quality of the credit-support provider, if any.



- Currency Risk - Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's foreign currency holdings and investments denominated in foreign currencies.



- Foreign Investment Risk - The value of foreign securities may change more rapidly and to a greater extent than U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment, capital, or exchange control regulations may adversely affect the Fund's foreign investments. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for the Fund's investments in emerging countries, the economies of which tend to be more volatile than the economies of developed countries.



- Derivatives Risk - The use of derivatives may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit and counterparty risk, and their value may or may not correlate with the value of the relevant underlying asset. The risk to the Fund of using derivatives may be particularly pronounced because the Fund creates synthetic bonds to replace direct investments, and may use swap contracts to a significant extent.



-Credit and Counterparty Risk - This is the risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contract, or a borrower of the Fund's securities, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations. This risk may be particularly pronounced for the Fund because it may use OTC derivatives, in particular swap contracts with longer-term durations, to a significant extent and may have significant exposure to a single swap counterparty as a result of such use.



     Other principal risks of an investment in the Fund include Fund of Funds Risk (risk that other funds in which the Fund invests will not perform as expected), Non-Diversification Risk (the Fund is a non-diversified investment company and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified), Liquidity Risk (difficulty in selling Fund investments), Leveraging Risk (increased risks from use of derivatives), and Focused Investment Risk (increased risk from focusing investments in industries with high positive correlations to one another). Certain of the above-referenced risks may be more pronounced for the Fund as a result of its investment in ECDF.

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31

                                    [GRAPH]


                                                                               INTERNATIONAL BOND FUND (%)
                                                                             -------------------------------
1996                                                                                       16.66
1997                                                                                        0.88
1998                                                                                       10.79
1999                                                                                       -5.48
2000                                                                                       -0.27
2001                                                                                       -2.61
2002                                                                                       18.42
2003                                                                                       26.21
2004                                                                                       14.52
2005                                                                                       -8.28


                        Highest Quarter: 15.75% (2Q2002)
                        Lowest Quarter: -5.78% (1Q1999)

                      Year-to-Date (as of 3/31/06):     %


                          AVERAGE ANNUAL TOTAL RETURNS

                        Periods Ending December 31, 2005



---------------------------------------------------------------------------------------------------------
                                                      1 YEAR      5 YEARS      10 YEARS     INCEPT.
---------------------------------------------------------------------------------------------------------
 CLASS III                                                                                  12/22/93
---------------------------------------------------------------------------------------------------------
 RETURN BEFORE TAXES                                  -8.28%        8.86%        6.51%          7.88%
---------------------------------------------------------------------------------------------------------
 RETURN AFTER TAXES ON DISTRIBUTIONS                  -9.29%        5.69%        3.70%          4.86%
---------------------------------------------------------------------------------------------------------
 RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF
 FUND SHARES                                          -5.36%        5.71%        3.88%          4.94%
---------------------------------------------------------------------------------------------------------
 JPMORGAN NON-U.S. GOVERNMENT BOND INDEX              -9.24%        7.27%        4.53%          5.75%
---------------------------------------------------------------------------------------------------------


FEES AND EXPENSES
     The table below shows the expected cost of investing in the Fund.


  ANNUAL FUND OPERATING EXPENSES (expenses that are paid from Fund assets as a percentage of
  AVERAGE DAILY NET ASSETS)                                                                         CLASS III
  -----------------------------------------------------------------------------------------------------------------
  Management fee                                                                                       0.25%
  Shareholder service fee                                                                              0.15%(1)
  Other expenses                                                                                           %(2)
  Total annual operating expenses                                                                          %(2)
    Expense reimbursement/waiver                                                                           %(1,2,3)
  Net annual expenses                                                                                      %(2)



(1) The Manager will waive the Fund's shareholder service fee to the extent that the aggregate of any direct and indirect shareholder service fees borne by the Fund exceeds 0.15%.


(2) "Other expenses" reflect the aggregate of the direct expenses associated with an investment in the Fund and the net indirect expenses associated with the Fund's investment in other Funds of the Trust (the "underlying Funds"). As described in note 3 below, the Manager will reimburse the Fund for certain direct and indirect expenses. For the fiscal year ended February 28, 2006, the Fund's total indirect net expenses were %. Actual indirect expenses will vary depending on the percentage of the Fund's portfolio invested in the underlying Funds.


(3) The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2007 to the extent the Fund's total annual operating expenses (excluding shareholder service fees, expenses indirectly incurred by investment in underlying Funds, and other expenses described on page [ ] of this Prospectus (collectively, "Excluded Fund Fees and Expenses")) exceed 0.25% of the Fund's average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2007 to the extent that the sum of (a) the Fund's total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in ECDF (excluding ECDF's fees and expenses of the independent trustees of the Trust, fees and expenses for legal services not procured or provided by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer (excluding any employee benefits), and investment-related expenses such as brokerage commissions, hedging transaction fees, securities-lending fees and expenses, interest expense, and transfer taxes), exceeds 0.25% of the Fund's average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.25% of the Fund's average daily net assets.


EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                                 1 YEAR*    3 YEARS    5 YEARS    10 YEARS
                                                 -------    -------    -------    --------
Class III                                          $          $          $          $


       * After reimbursement

 GMO CURRENCY HEDGED INTERNATIONAL BOND FUND        Fund Inception Date: 9/30/94

INVESTMENT OBJECTIVE

     Total return in excess of its benchmark.


PRINCIPAL INVESTMENT STRATEGIES

     The Fund typically invests in fixed income securities included in the Fund's benchmark and in securities with similar characteristics. The Fund seeks additional returns by investing in global interest rate, currency, and emerging country debt markets. Under normal circumstances, the Fund invests at least 80% of its assets in bond investments.



     The Manager may implement its strategies: (i) synthetically by combining cash or cash-like investments with exchange-traded and over-the-counter ("OTC") derivative instruments and/or (ii) directly by purchasing bonds denominated in various currencies. In order to do so, the Fund may invest in or use:



- investment-grade bonds denominated in various currencies, including foreign and U.S. government securities and asset-backed securities issued by foreign governments and U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government), corporate bonds, and asset-backed securities issued by private issuers;



-shares of Short-Duration Collateral Fund (to generate a cash-like return for its synthetic positions, and/or to gain exposure to high quality U.S. and foreign floating rate fixed income securities, in particular asset-backed securities, issued by a wide range of private and government issuers);



-shares of World Opportunity Overlay Fund ("Overlay Fund") (to gain exposure to global interest rate markets, mainly through Overlay Fund's use of interest rate swaps);



-futures contracts, currency forwards, swap contracts, and other derivative instruments (to gain exposure to the global interest rate and currency markets); and



-shares of Emerging Country Debt Fund ("ECDF") (to gain exposure to below-investment-grade sovereign debt of emerging countries (limited to 5% of the Fund's assets)).



The Fund generally attempts to hedge at least 75% of its net foreign currency exposure back to the U.S. dollar.



     The Manager employs fundamental investment techniques and quantitative models to measure the relative values of the interest rate and currency markets, to determine currency and country allocations, and to identify investments the Manager believes are undervalued or may provide downside protection. The Fund takes active overweighted and underweighted positions in particular interest rate markets and currencies relative to its benchmark, including through the use of derivatives. The Fund also may use derivatives to adjust its foreign currency exposure independently of its exposure to interest rate markets.



     The Manager normally seeks to maintain the Fund's portfolio duration within +/-20% of the benchmark's duration ( years as of 05/31/06).


BENCHMARK
     The Fund's benchmark is the JPMorgan Non-U.S. Government Bond Index (Hedged) (ex-Japan), an independently maintained and published index composed of non-U.S. government bonds (excluding Japanese government bonds) with maturities of one year or more that are hedged into U.S. dollars.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see "Description of Principal Risks."


- Market Risk - Fixed Income Securities - The value of the Fund's fixed income investments will typically decline during periods of rising interest rates. The Fund also has market risk through its investments in asset-backed securities, which varies based on those securities' deal structure, the quality of the underlying assets, the level of credit support provided, if any, and the credit quality of the credit-support provider, if any.



- Foreign Investment Risk - The value of foreign securities may change more rapidly and to a greater extent than U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment, capital, or exchange control regulations may adversely affect the Fund's foreign investments. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for the Fund's investments in emerging countries, the economies of which tend to be more volatile than the economies of developed countries.



- Derivatives Risk - The use of derivatives may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit and counterparty risk, and their value may or may not correlate with the value of the relevant underlying asset. The risk to the Fund of using derivatives may be particularly pronounced because the Fund creates synthetic bonds to replace direct investments, makes frequent use of currency forwards to hedge its foreign currency exposure, and may use swap contracts to a significant extent.



-Credit and Counterparty Risk -- This is the risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contract, or a borrower of the Fund's securities, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations. This risk may be particularly pronounced for the Fund because it may use OTC derivatives, in particular swap contracts with longer-term durations, to a significant extent and may have significant exposure to a single swap counterparty as a result of such use.



     Other principal risks of an investment in the Fund include Fund of Funds Risk (risk that other funds in which the Fund invests will not perform as expected), Non-Diversification Risk (the Fund is a non-diversified investment company and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified), Liquidity Risk (difficulty in selling Fund investments), Leveraging Risk (increased risks from use of derivatives), Currency Risk (risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's investments denominated in foreign currencies, or that the U.S. dollar declines in value relative to the foreign currency being hedged by the
Fund), and Focused Investment Risk (increased risk from focusing investments in industries with high positive correlations to one another). Certain of the above-referenced risks may be more pronounced for the Fund as a result of its investment in ECDF.

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative indices do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31

                                    [GRAPH]


                                                            CURRENCY HEDGED INTERNATIONAL BOND FUND (%)
                                                           ---------------------------------------------
1996                                                                            23.86
1997                                                                            15.76
1998                                                                             5.67
1999                                                                             2.65
2000                                                                            12.52
2001                                                                             6.35
2002                                                                             3.01
2003                                                                             8.77
2004                                                                             8.91
2005                                                                             7.25



                        Highest Quarter: 6.99% (2Q1996)
                        Lowest Quarter: -3.58% (4Q2002)
                      Year-to-Date (as of 3/31/06):     %



                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2005



---------------------------------------------------------------------------------------------------------
                                                      1 YEAR      5 YEARS      10 YEARS     INCEPT.
---------------------------------------------------------------------------------------------------------
 CLASS III                                                                                  9/30/94
---------------------------------------------------------------------------------------------------------
 RETURN BEFORE TAXES                                  7.25%        6.84%       9.31%           10.60%
---------------------------------------------------------------------------------------------------------
 RETURN AFTER TAXES ON DISTRIBUTIONS                  3.21%        3.83%       5.23%            6.30%
---------------------------------------------------------------------------------------------------------
 RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF
  FUND SHARES                                         4.87%        3.99%       5.43%            6.44%
---------------------------------------------------------------------------------------------------------
 JPMORGAN NON-U.S. GOVERNMENT BOND INDEX (HEDGED)
  (EX-JAPAN)(a)                                       5.60%        5.15%       7.28%            8.22%
---------------------------------------------------------------------------------------------------------
 JPMORGAN NON-U.S. GOVERNMENT BOND INDEX (HEDGED)
  (EX-JAPAN)+(b)                                      6.54%        5.64%       7.53%            8.44%
---------------------------------------------------------------------------------------------------------


(a) Fund's benchmark

(b )The JPMorgan Non-U.S. Government Bond Index (Hedged) (ex-Japan)+ is a composite benchmark computed by the Manager, and represents the JPMorgan Non-U.S. Government Bond Index (Hedged) prior to 12/31/03 and the JPMorgan Non-U.S. Government Bond Index (Hedged) (ex-Japan) thereafter, each of which was the Fund's benchmark during the periods indicated.

FEES AND EXPENSES
     The table below shows the expected cost of investing in the Fund.


  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of average daily net
  assets)                                                                                  CLASS III
  ----------------------------------------------------------------------------------------------------------
  Management fee                                                                                0.25%
  Shareholder service fee                                                                       0.15%(1)
  Other expenses                                                                                    %(2)
  Total annual operating expenses                                                                   %(2)
    Expense reimbursement/waiver                                                                    %(1,2,3)
  Net annual expenses                                                                               %(2)



(1) The Manager will waive the Fund's shareholder service fee to the extent that the aggregate of any direct and indirect shareholder service fees borne by the Fund exceeds 0.15%.



(2) "Other expenses" reflect the aggregate of the direct expenses associated with an investment in the Fund, and the net indirect expenses associated with the Fund's investment in other Funds of the Trust (the "underlying Funds"). As described in note 3 below, the Manager will reimburse the Fund for certain direct and indirect expenses. For the fiscal year ended February 28, 2006, the
Fund's total indirect net expenses were     %. Actual indirect expenses will
vary depending on the percentage of the Fund's portfolio invested in the underlying Funds.



(3) The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2007 to the extent the Fund's total annual operating expenses (excluding shareholder service fees, expenses indirectly incurred by investment in underlying Funds, and other expenses described on page [ ] of this Prospectus (collectively, "Excluded Fund Fees and Expenses")) exceed 0.25% of the Fund's average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2007 to the extent that the sum of (a) the Fund's total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in ECDF (excluding ECDF's fees and expenses of the independent trustees of the Trust, fees and expenses for legal services not procured or provided by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer (excluding any employee benefits), and investment-related expenses such as brokerage commissions, hedging transaction fees, securities-lending fees and expenses, interest expense, and transfer taxes), exceeds 0.25% of the Fund's average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.25% of the Fund's average daily net assets.


EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class III                                                       $        $         $          $


        * After reimbursement

 GMO GLOBAL BOND FUND                              Fund Inception Date: 12/28/95

INVESTMENT OBJECTIVE

     Total return in excess of its benchmark.


PRINCIPAL INVESTMENT STRATEGIES

     The Fund typically invests in fixed income securities included in the Fund's benchmark and in securities with similar characteristics. The Fund seeks additional returns by investing in global interest rate, currency, and emerging country debt markets. Under normal circumstances, the Fund invests at least 80% of its assets in bond investments.



     The Manager may implement its strategies: (i) synthetically by combining cash or cash-like investments with exchange-traded and over-the-counter ("OTC") derivative instruments and/or (ii) directly by purchasing bonds denominated in various currencies. In order to do so, the Fund may invest in or use:



- investment-grade bonds denominated in various currencies, including foreign and U.S. government securities and asset-backed securities issued by foreign governments and U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government), corporate bonds, and asset-backed securities issued by private issuers;



-shares of Short-Duration Collateral Fund (to generate a cash-like return for its synthetic positions, and/or to gain exposure to high quality U.S. and foreign floating rate fixed income securities, in particular asset-backed securities, issued by a wide range of private and government issuers);



-shares of World Opportunity Overlay Fund ("Overlay Fund") (to gain exposure to global interest rate markets, mainly through Overlay Fund's use of interest rate swaps);



-futures contracts, currency forwards, swap contracts, and other derivative instruments (to gain exposure to the global interest rate and currency markets); and



-shares of Emerging Country Debt Fund ("ECDF") (to gain exposure to below-investment-grade sovereign debt of emerging countries (limited to 5% of the Fund's assets)).



     The Manager employs fundamental investment techniques and quantitative models to measure the relative values of the interest rate and currency markets, to determine currency and country allocations, and to identify investments the Manager believes are undervalued or may provide downside protection. The Fund takes active overweighted and underweighted positions in particular interest rate markets and currencies relative to its benchmark, including through the use of derivatives. The Fund also may use derivatives to adjust its foreign currency exposure independently of its exposure to interest rate markets.



     The Manager normally seeks to maintain the Fund's portfolio duration within +/-20% of the benchmark's duration ( years as of 05/31/06).


BENCHMARK
     The Fund's benchmark is the JPMorgan Global Government Bond Index, an independently maintained and published index composed of government bonds of 13 developed countries, including the U.S., with maturities of one year or more.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see "Description of Principal Risks."


- Market Risk - Fixed Income Securities - The value of the Fund's fixed income investments will typically decline during periods of rising interest rates. The Fund also has market risk through its investments in asset-backed securities, which varies based on those securities' deal structure, the quality of the underlying assets, the level of credit support provided, if any, and the credit quality of the credit-support provider, if any.



- Currency Risk - Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's foreign currency holdings and investments denominated in foreign currencies.



- Foreign Investment Risk - The value of foreign securities may change more rapidly and to a greater extent than U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment, capital, or exchange control regulations may adversely affect the Fund's foreign investments. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for the Fund's investments in emerging countries, the economies of which tend to be more volatile than the economies of developed countries.



- Derivatives Risk - The use of derivatives may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit and counterparty risk, and their value may or may not correlate with the value of the relevant underlying asset. The risk to the Fund of using derivatives may be particularly pronounced because the Fund creates synthetic bonds to replace direct investments, and may use swap contracts to a significant extent.



-Credit and Counterparty Risk -- This is the risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contract, or a borrower of the Fund's securities, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations. This risk may be particularly pronounced for the Fund because it may use OTC derivatives, in particular swap contracts with longer-term durations, to a significant extent and may have significant exposure to a single swap counterparty as a result of such use.



     Other principal risks of an investment in the Fund include Fund of Funds Risk (risk that other funds in which the Fund invests will not perform as expected), Non-Diversification Risk (the Fund is a non-diversified investment company and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified), Liquidity Risk (difficulty in selling Fund investments), Leveraging Risk (increased risks from use of derivatives), and Focused Investment Risk (increased risk from focusing investments in industries with high positive correlations to one another). Certain of the above-referenced risks may be more pronounced for the Fund as a result of its investment in ECDF.

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31

                                    [GRAPH]


                                                                                      GLOBAL BOND FUND (%)
                                                                                     ----------------------
1996                                                                                          13.07
1997                                                                                           6.36
1998                                                                                          10.25
1999                                                                                          -5.54
2000                                                                                           4.38
2001                                                                                          -0.62
2002                                                                                          13.31
2003                                                                                          22.13
2004                                                                                          12.29
2005                                                                                          -5.61



                        Highest Quarter: 13.28% (2Q2002)
                        Lowest Quarter: -4.98% (1Q1999)
                      Year-to-Date (as of 3/31/06):     %



                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2005



---------------------------------------------------------------------------------------------------------
                                                      1 YEAR      5 YEARS      10 YEARS     INCEPT.
---------------------------------------------------------------------------------------------------------
 CLASS III                                                                                   12/28/95
---------------------------------------------------------------------------------------------------------
 RETURN BEFORE TAXES                                  -5.61%        7.83%      6.66%            6.65%
---------------------------------------------------------------------------------------------------------
 RETURN AFTER TAXES ON DISTRIBUTIONS                  -6.32%        3.93%      3.70%            3.69%
---------------------------------------------------------------------------------------------------------
 RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF
  FUND SHARES                                         -3.65%        4.33%      3.89%            3.89%
---------------------------------------------------------------------------------------------------------
 JPMORGAN GLOBAL GOVERNMENT BOND INDEX                -6.53%        6.89%      5.17%            5.16%
---------------------------------------------------------------------------------------------------------


FEES AND EXPENSES
     The table below shows the expected cost of investing in the Fund.


  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of average daily net
  assets)                                                                                  CLASS III
  ----------------------------------------------------------------------------------------------------------
  Management fee                                                                                0.19%
  Shareholder service fee                                                                       0.15%(1)
  Other expenses                                                                                    %(2)
  Total annual operating expenses                                                                   %(2)
    Expense reimbursement/waiver                                                                    %(1,2,3,4)
  Net annual expenses                                                                               %(2,4)



(1) The Manager will waive the Fund's shareholder service fee to the extent that the aggregate of any direct and indirect shareholder service fees borne by the Fund exceeds 0.15%.


(2) "Other expenses" reflect the aggregate of the direct expenses associated with an investment in the Fund, and the indirect net expenses associated with the Fund's investment in other Funds of the Trust (the "underlying Funds"). As described in note 3 below, the Manager will reimburse the Fund for certain direct and indirect expenses. For the fiscal year ended February 28, 2006, the
Fund's total indirect net expenses were     %. Actual indirect expenses will
vary depending on the percentage of the Fund's portfolio invested in the underlying Funds.


(3) The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2007 to the extent the Fund's total annual operating expenses (excluding shareholder service fees, expenses indirectly incurred by investment in underlying Funds, and other expenses described on page [ ] of this Prospectus (collectively, "Excluded Fund Fees and Expenses")) exceed 0.25% of the Fund's average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2007 to the extent that the sum of (a) the Fund's total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in ECDF (excluding ECDF's fees and expenses of the independent trustees of the Trust, fees and expenses for legal services not procured or provided by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer (excluding any employee benefits), and investment-related expenses such as brokerage commissions, hedging transaction fees, securities-lending fees and expenses, interest expense, and transfer taxes), exceeds 0.25% of the Fund's average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.25% of the Fund's average daily net assets.

(4) Restated to reflect changes in the Manager's expense reimbursement obligations effective July 1, 2005.

EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                                1 YEAR*      3 YEARS      5 YEARS      10 YEARS
                                                -------      -------      -------      --------
Class III                                         $            $            $            $


       * After reimbursement

 GMO EMERGING COUNTRY DEBT FUND                     Fund Inception Date: 4/19/94

INVESTMENT OBJECTIVE

     High total return.


PRINCIPAL INVESTMENT STRATEGIES

     The Fund invests primarily in sovereign debt of emerging countries. These investments may include Brady bonds, Euro bonds, and bank loans to emerging countries. Under normal circumstances, the Fund invests at least 80% of its assets in debt investments tied economically to emerging countries. In addition, the Fund may invest a portion of its assets in debt issues of companies tied economically to emerging countries and other foreign fixed income securities, including asset-backed securities issued by foreign governments and private issuers. The Fund also may use credit default swaps to a significant extent to take an active long or short position with respect to the likelihood of default by corporate or sovereign issuers. Most of the Fund's holdings are typically below investment grade. The Fund may acquire or hold issues that are in default and therefore not making any payments of principal or interest. Generally, at least 75% of the Fund's assets are denominated in, or hedged into, U.S. dollars. In pursuing its investment objective, the Fund also may use exchange-traded and over-the-counter ("OTC") derivative instruments, including options, swap contracts (in addition to credit default swaps), and futures.



     The Manager emphasizes a "bottom-up" approach to examining and selecting emerging country securities, and uses analytical techniques to seek to identify inefficiencies in the pricing of emerging country debt issues and to identify debt investments the Manager believes are undervalued. The Manager also determines country allocations based on its fundamental outlook for those countries.



     The Manager normally seeks to cause the interest rate duration of the Fund's portfolio to approximate that of its benchmark ( years as of 05/31/06).


BENCHMARK

     The Fund's benchmark is the JPMorgan Emerging Markets Bond Index Global (EMBIG), an independently maintained and published index composed of debt securities of over 30 countries.


PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Fixed Income Securities - The value of the Fund's fixed income investments will typically decline during periods of rising interest rates.


- Foreign Investment Risk - The value of foreign securities may change more rapidly and to a greater extent than U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment, capital, or exchange control regulations may adversely affect the Fund's foreign investments. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for the Fund's investments in emerging countries, the economies of which tend to be more volatile than the economies of developed countries.



- Credit and Counterparty Risk - This is the risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contract, or a borrower of the Fund's securities will be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations. This risk may be particularly pronounced for the Fund because most of its holdings are typically below investment grade and because the Fund may use OTC derivatives, in particular credit default swaps and other types of swaps with longer-term durations, to a significant extent and may have significant exposure to a single swap counterparty as a result of such use. Because the Fund typically invests in securities that are of lesser quality than those in its benchmark, in a rapidly declining market, the percentage decline in the value of the Fund is likely to exceed that of its benchmark.



- Derivatives Risk - The use of derivatives may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit and counterparty risk, and their value may or may not correlate with the value of the relevant underlying asset. The risk to the Fund of using derivatives may be particularly pronounced because the Fund may use credit default swaps and other types of swaps to a significant extent.



- Leveraging Risk - Because the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, the Fund may be leveraged in relation to its assets. Leverage may increase the Fund's portfolio losses and reduce opportunities for gain when interest rates or currency rates are changing.



- Liquidity Risk - The Fund's ability to sell securities or close out derivatives positions at desirable prices may be adversely affected by limited trading volume, lack of a market maker, or legal restrictions. Such risks are particularly pronounced for the Fund because it primarily makes investments in sovereign debt of emerging countries, which is not widely traded and which may be subject to purchase and sale restrictions.



     Other principal risks of an investment in the Fund include Focused Investment Risk (increased risk from focusing investments in a limited number of countries or geographic regions), Non-Diversification Risk (the Fund is a non-diversified investment company and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified), and Currency Risk (risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's investments denominated in foreign currencies, or that the U.S. dollar declines in value relative to the foreign currency being hedged by the Fund).

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. Purchase premiums and redemption fees are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class III shares only; after-tax returns for other classes will vary. Performance results in the table reflect payment of Fund expenses; returns for the comparative indices do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31

                                    [GRAPH]


                                                                          EMERGING COUNTRY DEBT FUND (%)
                                                                         --------------------------------
1996                                                                                   65.71
1997                                                                                   31.01
1998                                                                                  -30.53
1999                                                                                   32.29
2000                                                                                   24.13
2001                                                                                   14.19
2002                                                                                   19.36
2003                                                                                   36.39
2004                                                                                   19.00
2005                                                                                   15.77



                        Highest Quarter: 18.58% (3Q1996)

                        Lowest Quarter: -34.91% (3Q1998)

                       Year-to-Date (as of 3/31/06):   %


                          AVERAGE ANNUAL TOTAL RETURNS

                        Periods Ending December 31, 2005



---------------------------------------------------------------------------------------------------------
                                                      1 YEAR      5 YEARS      10 YEARS     INCEPT.
---------------------------------------------------------------------------------------------------------
 CLASS III                                                                                    4/19/94
---------------------------------------------------------------------------------------------------------
 RETURN BEFORE TAXES                                  14.90%       20.51%       20.20%         20.35%
---------------------------------------------------------------------------------------------------------
 RETURN AFTER TAXES ON DISTRIBUTIONS                   9.67%       14.89%       12.84%         13.27%
---------------------------------------------------------------------------------------------------------
 RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF
 FUND SHARES                                          10.11%       14.37%       12.82%         13.20%
---------------------------------------------------------------------------------------------------------
 JPMORGAN EMBIG(a)                                    10.73%       12.25%       12.99%         13.71%
---------------------------------------------------------------------------------------------------------
 JPMORGAN EMBIG+(b)                                   10.73%       12.25%       13.23%         13.56%
---------------------------------------------------------------------------------------------------------
 CLASS IV                                                                                      1/9/98
---------------------------------------------------------------------------------------------------------
 RETURN BEFORE TAXES                                  14.97%       20.60%          N/A         14.87%
---------------------------------------------------------------------------------------------------------
 JPMORGAN EMBIG(a)                                    10.73%       12.25%          N/A         10.95%
---------------------------------------------------------------------------------------------------------
 JPMORGAN EMBIG +(b)                                  10.73%       12.25%          N/A         10.77%
---------------------------------------------------------------------------------------------------------


(a) Fund's benchmark.

(b) The JPMorgan Emerging Markets Bond Index Global ("EMBIG") + is a composite benchmark computed by the Manager, and represents (i) the JPMorgan Emerging Markets Bond Index ("EMBI") prior to 8/31/95, (ii) the JPMorgan EMBI + through 12/31/99, and (iii) the JPMorgan EMBIG thereafter, each of which was the Fund's benchmark during the periods indicated.


FEES AND EXPENSES
     The tables below show, for each class of shares, the expected cost of investing in the Fund.

  SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)          CLASS III               CLASS IV
  ----------------------------------------------------------------------------------------------------------
  Purchase premium (as a percentage of amount invested)                  0.50%(1)               0.50%(1)
  Redemption fee (as a percentage of amount redeemed)                    0.25%(1,2)             0.25%(1,2)


  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of
  average daily net assets)                                      CLASS III        CLASS IV
  ----------------------------------------------------------------------------------------
  Management fee                                                   0.35%            0.35%
  Shareholder service fee                                          0.15%            0.10%
  Other expenses                                                       %(3,4)           %(3,4)
  Total annual operating expenses                                      %(3,4)           %(3,4)


(1) See "Purchase Premiums and Redemption Fees" for a more detailed discussion of the Fund's purchase premium and redemption fee, including the circumstances under which the Manager may waive all or a portion of the purchase premium or redemption fee.
(2) Applies only to shares acquired on or after July 1, 1995 (including shares acquired by reinvestment of dividends or other distributions on or after such date).

(3) Total annual operating expenses represent the aggregate of direct expenses associated with an investment in the Fund and the net indirect expenses associated with the Fund's investments in other Funds of the Trust (the "underlying Funds"). For the fiscal year ended February 28, 2006, the Fund's
total indirect net expenses were     %. Actual indirect expenses will vary
depending on the percentage of the Fund's portfolio invested in the underlying Funds.


(4) Expense ratios reflect inclusion of interest expense incurred as a result of entering into reverse repurchase agreements. For the fiscal year ended February 28, 2006, annual operating expenses (before addition of interest expense) were
    % and     % for Class III and Class IV shares, respectively, and interest
expense was     % for each of the Class III and Class IV shares.


EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                               IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES
                                        --------------------------------------   --------------------------------------
                                        1 YEAR    3 YEARS   5 YEARS   10 YEARS   1 YEAR    3 YEARS   5 YEARS   10 YEARS
                                        ------    -------   -------   --------   ------    -------   -------   --------
Class III                                $         $         $          $         $         $         $          $
Class IV                                 $         $         $          $         $         $         $          $

 GMO EMERGING COUNTRY DEBT SHARE FUND               Fund Inception Date: 7/20/98

INVESTMENT OBJECTIVE

     High total return.


PRINCIPAL INVESTMENT STRATEGIES
     The Fund invests substantially all of its assets in Emerging Country Debt Fund ("ECDF") (an arrangement often referred to as a "master-feeder" structure) (see page 60 for a discussion of ECDF) and, to a limited extent, in cash and high quality money market instruments. Its investment objective and principal investment strategies, therefore, are identical to those of ECDF. The Fund is offered to investors who are investing through intermediaries that prefer not to invest directly in ECDF.


     ECDF invests primarily in sovereign debt of emerging countries. These investments may include Brady bonds, Euro bonds, and bank loans to emerging countries. Under normal circumstances, the Fund, through ECDF, invests at least 80% of its assets in debt investments tied economically to emerging countries. In addition, ECDF may invest a portion of its assets in debt issues of companies tied economically to emerging countries and other foreign fixed income securities, including asset-backed securities issued by foreign governments and private issuers. ECDF also may use credit default swaps to a significant extent to take an active long or short position with respect to the likelihood of default by corporate or sovereign issuers. Most of ECDF's holdings are typically below investment grade. ECDF may acquire or hold issues that are in default and therefore not making any payments of principal or interest. Generally, at least 75% of ECDF's assets are denominated in, or hedged into, U.S. dollars. In pursuing its investment objective, ECDF also may use exchange-traded and over-the-counter ("OTC") derivative instruments, including options, swap contracts (in addition to credit default swaps), and futures.



     The Manager emphasizes a "bottom-up" approach to examining and selecting emerging country securities, and uses analytical techniques to seek to identify inefficiencies in the pricing of emerging country debt issues and to identify debt investments the Manager believes are undervalued. The Manager also determines country allocations based on its fundamental outlook for those countries.



     The Manager normally seeks to cause the interest rate duration of ECDF's portfolio to approximate that of its benchmark ( years as of 05/31/06).



     While the Fund intends to be fully invested, it may hold more cash than other Funds due to the more frequent redemption activity of its investors, and, as a result, its performance may not match that of ECDF.


BENCHMARK

     The Fund's benchmark is the JPMorgan Emerging Markets Bond Index Global (EMBIG), an independently maintained and published index composed of debt securities of over 30 countries.


PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. The most significant risks of an investment in the Fund are the risks to which the Fund is exposed through ECDF, which include those outlined in the following brief summary of principal risks. For a more complete discussion of these risks, see "Description of Principal Risks."


- Market Risk - Fixed Income Securities - The value of ECDF's fixed income investments will typically decline during periods of rising interest rates.


- Foreign Investment Risk - The value of foreign securities may change more rapidly and to a greater extent than U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment, capital, or exchange control regulations may adversely affect ECDF's foreign investments. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for ECDF's investments in emerging countries, the economies of which tend to be more volatile than the economies of developed countries.



- Credit and Counterparty Risk - This is the risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contract, or a borrower of ECDF's securities, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations. This risk may be particularly pronounced for ECDF because most of its holdings are typically below investment grade and because it may use OTC derivatives, in particular credit default swaps and other types of swaps with long-term durations, to a significant extent and may have significant exposure to a single swap counterparty as a result of such use. Because ECDF typically invests in securities that are of lesser quality than those in its benchmark, in rapidly declining markets, the percentage decline in the value of ECDF is likely to exceed that of its benchmark.



- Derivatives Risk - The use of derivatives may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit and counterparty risk, and their value may or may not correlate with the value of the relevant underlying asset. The risk to ECDF of using derivatives may be particularly pronounced because ECDF may use credit default swaps and other types of swaps to a significant extent.



- Leveraging Risk - Because ECDF is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, ECDF may be leveraged in relation to its assets. Leverage may increase ECDF's portfolio losses and reduce opportunities for gain when interest rates or currency rates are changing.



- Liquidity Risk - ECDF's ability to sell securities or close out derivatives positions at desirable prices may be adversely affected by limited trading volume, lack of a market maker, or legal restrictions. Such risks are particularly pronounced for ECDF because it primarily makes investments in sovereign debt of emerging countries, which is not widely traded and which may be subject to purchase and sale restrictions.



     Other principal risks of an investment in the Fund include Focused Investment Risk (increased risk from focusing investments in a limited number of countries or geographic regions), Non-Diversification Risk (the Fund and ECDF are non-diversified investment companies and therefore a decline in the market value of a particular security held by the Fund or ECDF may affect the Fund's performance more than if the Fund or ECDF were diversified), and Currency Risk (risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of ECDF's investments denominated in foreign currencies, or that the U.S. dollar declines in value relative to the foreign currency being hedged by ECDF).

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative indices do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

                     ANNUAL TOTAL RETURN/Class III Shares*
                            Years Ending December 31

                                    [GRAPH]


                                                                   EMERGING COUNTRY DEBT SHARE FUND (%)
                                                                 ----------------------------------------
1996                                                                               65.71
1997                                                                               31.01
1998                                                                              -30.88
1999                                                                               32.13
2000                                                                               24.22
2001                                                                               14.25
2002                                                                               19.02
2003                                                                               35.86
2004                                                                               18.70
2005                                                                               15.49



                        Highest Quarter: 18.58% (3Q1996)

                        Lowest Quarter: -35.20% (3Q1998)

                       Year-to-Date (as of 3/31/06):   %


                         AVERAGE ANNUAL TOTAL RETURNS*

                        Periods Ending December 31, 2005



---------------------------------------------------------------------------------------------------------
                                                      1 YEAR      5 YEARS      10 YEARS     INCEPT.
---------------------------------------------------------------------------------------------------------
 CLASS III                                                                                   4/19/94*
---------------------------------------------------------------------------------------------------------
 RETURN BEFORE TAXES                                  15.49%       20.43%       20.09%         20.26%
---------------------------------------------------------------------------------------------------------
 RETURN AFTER TAXES ON DISTRIBUTIONS                   9.73%       14.72%       12.73%         13.17%
---------------------------------------------------------------------------------------------------------
 RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF
  FUND SHARES                                         11.58%       14.45%       12.84%         13.22%
---------------------------------------------------------------------------------------------------------
 JPMORGAN EMBIG(a)                                    10.73%       12.25%       12.99%         13.71%
---------------------------------------------------------------------------------------------------------
 JPMORGAN EMBIG +(b)                                  10.73%       12.25%       13.23%         13.56%
---------------------------------------------------------------------------------------------------------


(a) Fund's benchmark.

(b) The JPMorgan Emerging Markets Bond Index Global ("EMBIG") + is a composite benchmark computed by the Manager, and represents (i) the JPMorgan Emerging Markets Bond Index ("EMBI") prior to 8/95, (ii) the JPMorgan EMBI + through 12/31/99, and (iii) the JPMorgan EMBIG thereafter, each of which was the Fund's benchmark during the periods indicated.


* The Fund's performance prior to July 20, 1998 (the Fund's inception date) reflects the performance of ECDF.

FEES AND EXPENSES
     The tables below show the expected cost of investing in the Fund.


  SHAREHOLDER FEES (fees paid directly from your investment)                             CLASS III
  ----------------------------------------------------------------------------------------------------------
  Purchase premium (as a percentage of amount invested)                                         +(1)
  Redemption fee (as a percentage of amount redeemed)                                           +(1)


  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of average daily net
  assets)                                                                                  CLASS III
  ----------------------------------------------------------------------------------------------------------
  Management fee                                                                                0.35%(1)
  Shareholder service fee                                                                       0.15%(1)
  Other expenses                                                                                    %(1,2)
  Total annual operating expenses                                                                   %(1,2)



(1) The Fund invests substantially all of its assets in ECDF and indirectly bears the purchase premium, redemption fee, management fee, shareholder service fee, and other expenses applicable to ECDF. Total annual operating expenses represent combined fees and expenses of both Funds and include interest expense incurred by ECDF, which enters into reverse repurchase agreements. For the fiscal year ended February 28, 2006, annual operating expenses (before addition
of indirect interest expense) and interest expense were     % and     %,
respectively.


(2) Effective July 1, 2005 the Manager no longer reimburses any Fund fees or expenses. For the fiscal year ended February 28, 2006, reimbursed Fund fees and
expenses amounted to     % of the Fund's average daily net assets.


EXAMPLE

     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                           IF YOU SELL YOUR SHARES                 IF YOU DO NOT SELL YOUR SHARES
                                    -------------------------------------      ---------------------------------------
                                    1 YEAR   3 YEARS   5 YEARS   10 YEARS       1 YEAR    3 YEARS   5 YEARS   10 YEARS
                                    ------   -------   -------   --------       ------    -------   -------   --------
Class III                            $        $         $          $             $         $         $          $

GMO SHORT-DURATION INVESTMENT FUND                  Fund Inception Date: 4/18/90

INVESTMENT OBJECTIVE

     Provide current income.


PRINCIPAL INVESTMENT STRATEGIES

     The Fund seeks to provide current income to the extent consistent with the preservation of capital and liquidity. The Fund may achieve this objective by investing a substantial portion of its assets in Short-Duration Collateral Fund ("SDCF"), which primarily invests in high quality U.S. and foreign floating rate fixed income securities, in particular asset-backed securities, issued by a wide range of private and government issuers. In addition, the Fund primarily makes investments in high quality debt instruments, which may include high quality asset-backed securities issued by private issuers, U.S. government and agency securities (including securities neither guaranteed nor insured by the U.S. government), corporate debt securities, money market instruments, prime commercial paper and master demand notes, certificates of deposit, bankers' acceptances, and other bank obligations. The Fund also may use repurchase agreements and exchange-traded and over-the-counter ("OTC") derivatives, including futures contracts. While the Fund makes investments in high-quality securities, it may choose not to dispose of a security whose rating is lowered after purchase.



     In selecting fixed income securities for the Fund's portfolio, the Manager uses fundamental investment techniques and quantitative models to seek to identify securities with total return opportunities that are high relative to other fixed income securities with similar credit qualities and average lives. The Manager normally seeks to maintain a duration of six months or less for the Fund's portfolio. The Fund may do so, for example, by investing in bonds with longer maturities while hedging the interest rate exposure through the use of derivatives, resulting in a shorter effective duration. As a result, the Fund's dollar-weighted average portfolio maturity may be substantially longer than the Fund's dollar-weighted average portfolio duration. For an additional discussion of duration, see "Fixed Income Funds - Duration."



     The Fund is NOT a money market fund and is not subject to the portfolio quality, maturity, and other requirements of money market funds. The Fund may invest in high quality debt instruments, in particular asset-backed securities (typically through SDCF), that may be less liquid than those in its benchmark. As a result, the Fund's investments may not be as liquid as those of as a money market fund or other high quality fixed income fund investing primarily in high quality debt instruments similar to those included in the Fund's benchmark.


     Some investors may invest in the Fund for short-term purposes (e.g., pending investment in another GMO Fund) and, as a result, the Fund may be subject to short-term trading and related trading and other costs.

BENCHMARK

     The Fund's benchmark is the JPMorgan U.S. 3 Month Cash Index, which is independently maintained and published by JPMorgan. The Index measures the total return performance of three-month euro-currency deposits in the United States.


PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see "Description of Principal Risks."


- Market Risk - Fixed Income Securities - The value of the Fund's fixed income investments will typically decline during periods of rising interest rates. The Fund also has market risk through its investments in asset-backed securities, which varies based on those securities' deal structure, the quality of the underlying assets, the level of credit support provided, if any, and the credit quality of the credit support provider, if any.



- Credit and Counterparty Risk - This is the risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contract, or a borrower of the Fund's securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations. Nearly all fixed income securities are subject to some credit risk related to the credit quality of the securities of those issuers. The Fund's investments in asset-backed securities, whose principal and interest payments are supported by pools of other assets, are subject to further credit-related risks, including the risk that the obligors of the underlying assets default on their obligations (see "Market Risk--Fixed Income Securities" above).



-Focused Investment Risk - Focusing investments in industries with high positive correlations to one another creates additional risk. This risk is particularly pronounced for the Fund because it may have significant exposure to asset-backed securities secured by different types of consumer debt that may have strong positive correlations to one another(e.g., credit-card receivables, automobile loans, and home equity loans).



     Other principal risks of an investment in the Fund include Fund of Funds Risk (risk that other funds in which the Fund invests will not perform as expected) Derivatives Risk (use of derivatives by the Fund or SDCF may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund or SDCF), Foreign Investment Risk (risks attendant to investments in markets that may be less stable, smaller, less liquid, and less regulated, and have higher trading costs relative to the U.S. markets), and Non-Diversification Risk (the Fund is a non-diversified investment company and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified).

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31

                                    [GRAPH]


                                                                     SHORT-DURATION INVESTMENT FUND (%)
                                                                    -------------------------------------
1996                                                                                  5.40
1997                                                                                  6.11
1998                                                                                  4.49
1999                                                                                  5.09
2000                                                                                  7.40
2001                                                                                  4.99
2002                                                                                 -4.62
2003                                                                                  1.65
2004                                                                                  2.85
2005                                                                                  3.36



                        Highest Quarter: 2.01% (4Q2000)

                        Lowest Quarter: -6.35% (4Q2002)

                       Year-to-Date (as of 3/31/06):   %


                          AVERAGE ANNUAL TOTAL RETURNS

                        Periods Ending December 31, 2005



---------------------------------------------------------------------------------------------------------
                                                      1 YEAR      5 YEARS      10 YEARS     INCEPT.
---------------------------------------------------------------------------------------------------------
 CLASS III                                                                                   4/18/90(#)
---------------------------------------------------------------------------------------------------------
 RETURN BEFORE TAXES                                  3.36%        1.59%        3.62%           4.64%
---------------------------------------------------------------------------------------------------------
 RETURN AFTER TAXES ON DISTRIBUTIONS                  2.22%        0.32%        1.88%           2.65%
---------------------------------------------------------------------------------------------------------
 RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF
  FUND SHARES                                         2.19%        0.64%        2.03%           2.77%
---------------------------------------------------------------------------------------------------------
 JP MORGAN U.S. 3 MONTH CASH INDEX(a)
---------------------------------------------------------------------------------------------------------
 CITIGROUP 3 MONTH TREASURY BILL INDEX(b)             3.00%        2.21%        3.72%           4.14%
---------------------------------------------------------------------------------------------------------


(#) For the period from April 18, 1990 until June 30, 1991, the Fund operated as a money market fund.

(a) Fund's benchmark.


(b) The Citigroup 3-Month Treasury Bill Index is an independently maintained and published short-term bill index. Effective [June 30], 2006, the Fund changed its benchmark from the Citigroup 3-Month Treasury Bill Index to the JPMorgan U.S. 3 Month Cash Index to reflect better its investments in a variety of different high-quality debt instruments, including U.S. government securities.


FEES AND EXPENSES
     The table below shows the expected cost of investing in the Fund.


  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of average daily net
  assets)                                                                                  CLASS III
  ----------------------------------------------------------------------------------------------------------
  Management fee                                                                                0.05%
  Shareholder service fee                                                                       0.15%
  Other expenses                                                                                    %(1)
  Total annual operating expenses                                                                   %(1)
    Expense reimbursement                                                                           %(1,2)
  Net annual expenses                                                                               %(1)



(1) "Other Expenses" reflect the aggregate of the direct expenses associated with an investment in the Fund and the indirect net expenses associated with the Fund's investments in other Funds of the Trust (the "underlying Funds"). For the fiscal year ended February 28, 2006, the Fund's total indirect net expenses were
    %. Actual indirect expenses will vary depending on the percentage of the Fund's portfolio invested in underlying Funds.


(2) The Manager has contractually agreed to reimburse the Fund with respect to Fund expenses through at least June 30, 2007 to the extent the Fund's total annual operating expenses (excluding shareholder service fees, expenses indirectly incurred by investment in underlying Funds, and other expenses described on page [ ] of this Prospectus) exceed 0.05% of the Fund's average daily net assets.


EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class III                                                       $         $        $          $


       * After reimbursement

GMO SHORT-DURATION COLLATERAL SHARE FUND             Fund inception Date: 3/1/06


INVESTMENT OBJECTIVE

     Total return in excess of its benchmark.


PRINCIPAL INVESTMENT STRATEGIES

     The Fund invests substantially all of its assets in Short-Duration Collateral Fund ("SDCF") (an arrangement often referred to as a "master-feeder"
structure) (see page   for a discussion of SDCF) and, to a limited extent, in
cash and high quality money market instruments. Its investment objective and principal investment strategies, therefore, are identical to those of SDCF.



     SDCF seeks to achieve its investment objective by investing primarily in high quality U.S. and foreign floating rate fixed income securities. Fixed income securities in which SDCF invests include securities issued by a wide range of private issuers and, to a lesser extent, securities issued by federal, state, local, and foreign governments (including securities neither guaranteed nor insured by the U.S. government). SDCF may invest a substantial portion of its assets in asset-backed securities, including securities backed by pools of residential and commercial mortgages, credit card receivables, home equity loans, automobile loans, educational loans, corporate and sovereign bonds, and bank loans made to corporations. In addition, SDCF may invest in or use government securities, corporate debt securities, money market instruments, commercial paper, reverse repurchase agreements, and repurchase agreements. SDCF's fixed income securities primarily have floating interest rates (or may be hedged using derivatives to convert the fixed rate interest payments into floating rate interest payments), but may also include all types of interest rate, payment, and reset terms, including fixed rate, zero coupon, contingent, deferred, and payment-in-kind features. SDCF may acquire or hold fixed income securities that are rated below investment grade. SDCF also may use exchange-traded and over-the-counter ("OTC") derivative instruments, including swap contracts, futures, options on futures, options on swaps (or "swaptions") and other types of options, and forward currency contracts.



     In selecting fixed income securities for SDCF's portfolio, the Manager employs fundamental investment techniques and quantitative models to seek to identify securities with total return opportunities that are high relative to other fixed income securities with similar credit qualities and average lives.



     Under normal circumstances, the Manager expects that SDCF's dollar-weighted average portfolio duration will be 365 days or less. SDCF may do so, for example, by investing in bonds with longer maturities while shortening their effective duration by hedging the interest rate exposure through the use of derivatives. As a result, SDCF's dollar-weighted average portfolio maturity may be substantially longer than SDCF's dollar-weighted average portfolio duration. For an additional discussion of duration, see "Fixed Income Funds -- Duration."



     Some investors may invest in the Fund for short-term purposes (e.g., pending investment in another GMO Fund) and, as a result, the Fund may be subject to short-term trading and related trading and other costs. In addition, as a result of such short-term trading, it may hold more cash than other Funds and its performance may not match that of SDCF.


BENCHMARK

     The Fund's benchmark is the JPMorgan U.S. 3 Month Cash Index, which is independently maintained and published by JPMorgan. The Index measures the total return performance of three-month euro-currency deposits in the United States.


PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. The most significant risks of an investment in the Fund are the risks to which the Fund is exposed through SDCF, which include those outlined in the following brief summary of principal risks. For a more complete discussion of these risks, see "Description of Principal Risks."



- Liquidity Risk - SDCF's ability to sell securities may be adversely affected by limited trading volume, lack of a market maker, or legal restrictions. SDCF invests in high quality fixed income securities, in particular asset-backed securities, that may be less liquid than the high quality debt instruments in the Fund's and SDCF's benchmark. As a result, SDCF's investments may not be as liquid as those of other high quality fixed income funds investing primarily in high quality debt instruments similar to those included in the Fund's and SDCF's benchmark.



-Credit and Counterparty Risk - This is the risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contract, or a borrower of SDCF's securities, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations. Nearly all fixed income securities are subject to some credit risk related to the credit quality of the issuers of those securities. SDCF's investments in asset-backed securities, whose principal and interest payments are supported by pools of other assets, are subject to further credit-related risks, including the risk that the obligors of the underlying assets default on their obligations (see "Market Risk - Fixed Income Securities" below).



-Focused Investment Risk - Focusing investments in industries with high positive correlations to one another creates additional risk. This risk is particularly pronounced for SDCF because it may invest a substantial portion of its assets in asset-backed securities secured by different type of consumer debt that may have strong positive correlations to one another (e.g., credit-card receivables, automobile loans, and home equity loans).



-Market Risk - Fixed Income Securities - The value of SDCF's fixed income investments will typically decline during periods of rising interest rates. SDCF also has market risk through its investment in asset-backed securities, which varies based on those securities' deal structure, the quality of the underlying assets, the level of credit support provided, if any, and the credit quality of the credit-support provider, if any.



     Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by SDCF may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by SDCF), Foreign Investment Risk (risks attendant to investments in markets that may be less stable, smaller, less liquid, and less regulated, and have higher trading costs relative to the U.S. market), and Non-Diversification Risk (the Fund and SDCF are non-diversified investment companies and therefore a decline in the market value of a particular security held by the Fund or SDCF may affect the Fund's performance more than if the Fund or SDCF were diversified).

PERFORMANCE

     Because the Fund has not yet completed a full calendar year of operations as of the date of this Prospectus, performance information for the Fund is not included.


FEES AND EXPENSES

     The table below shows, for each class of shares, the expected cost of investing in the Fund.



  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE PAID FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)     CLASS III     CLASS VI
  ----------------------------------------------------------------------------------------------------------------
  Management fee                                                                              0.05%         0.05%
  Shareholder service fee                                                                     0.15%        0.055%
  Other expenses                                                                                  %(1,2)        %(1,2)
  Total annual operating expenses                                                                 %(1,2)        %(1,2)
    Expense reimbursement                                                                         %(3)          %(3)
  Net annual expenses                                                                             %(1,2)        %(1,2)



(1) The Fund invests substantially all of its assets in shares of SDCF and indirectly bears the expenses applicable to SDCF. Total annual operating expenses and the example below represent the combined fees and expenses of both the Fund and SDCF. The expenses indicated above represent an annualized estimate of the combined operating expenses of the Fund and SDCF for the Fund's initial fiscal year.



(2) The Fund's total annualized indirect net expenses for its initial fiscal
year are estimated to be    %. Indirect expenses include interest expense that
may be incurred by SDCF in entering into reverse repurchase agreements. Annualized indirect net expenses (before addition of interest expense) and
annualized indirect interest expense are estimated to be    % and    %,
respectively, for the Fund's initial fiscal year.



(3) The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2007 to the extent the Fund's total annual operating expenses (excluding shareholder service fees, expenses indirectly incurred by investment in SDCF, and other expenses described on page [ ] of this Prospectus) exceed 0.05% of the Fund's average daily net assets.


EXAMPLE

     This example helps you compare the cost of investing in the Fund (including estimated direct expenses and estimated indirect expenses of SDCF) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.



                                                              1 YEAR*   3 YEARS
                                                              -------   -------
Class III                                                       $         $
Class VI                                                        $         $


             * After reimbursement

 GMO INFLATION INDEXED BOND FUND                    Fund Inception Date: 3/31/97

INVESTMENT OBJECTIVE

     Total return corresponding to the total return of its benchmark.


PRINCIPAL INVESTMENT STRATEGIES
     The Fund primarily makes investments in securities that are indexed or otherwise "linked" to general measures of inflation in the country of issue. Under normal circumstances, the Fund invests at least 80% of its assets in inflation indexed bond investments. The Manager defines "inflation indexed bond investments" as instruments that are "linked" to general measures of inflation because their principal and/or interest components change with general movements of inflation in the country of issue.


     The Manager may implement its strategies: (i) directly by purchasing inflation indexed bonds and/or (ii) synthetically by combining cash or cash-like investments with exchange-traded or over-the-counter ("OTC") derivative instruments. In order to do so, the Fund may invest in or use:



- inflation indexed bonds issued by the U.S. and foreign governments and their agencies or instrumentalities (including securities neither guaranteed nor insured by the U.S. government), including Inflation-Protected Securities issued by the U.S. Treasury (TIPS), and inflation indexed bonds issued by corporations;



- shares of Short-Duration Collateral Fund (to gain exposure to non-inflation indexed (or "nominal") high quality U.S. and foreign floating rate fixed income securities, in particular asset-backed securities, issued by a wide range of private and government issuers, and/or to generate a cash-like return for its synthetic positions);



-derivative instruments, including futures and swap contracts (including to gain synthetic exposure to inflation indexed bonds); and



-nominal fixed income securities issued by the U.S. and foreign governments and their agencies or instrumentalities (including securities neither guaranteed nor insured by the U.S. government) and by corporations (to gain direct exposure to such securities and/or for use as part of a synthetic position).



The Fund also may invest a portion of its assets in below investment grade securities (also known as "junk bonds").



     The Manager seeks to identify fixed income investments that, in the opinion of the Manager, represent favorable values relative to their market prices. The Fund may take overweighted and underweighted positions in particular groups of bonds relative to its benchmark in order to take advantage of market inefficiencies.



     The Manager normally seeks to maintain the Fund's portfolio duration within +/-20% of the benchmark's duration ( years as of 05/31/06).


BENCHMARK

     The Fund's benchmark is the Lehman Brothers U.S. TIPS Index, which is independently maintained by Lehman Brothers and consists of Inflation-Protected Securities issued by the U.S. Treasury (TIPS).


PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see "Description of Principal Risks."


- Market Risk - Fixed Income Securities - The value of the Fund's fixed income investments will typically decline during periods of rising interest rates. In particular, the value of the Fund's inflation-indexed investments will typically decline when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar durations. There can be no assurance that the value of the Fund's inflation-indexed investments will be directly correlated to changes in interest rates, and short-term increases in inflation may lead to a decline in their value. The Fund also has market risk through its investment in asset-backed securities, which varies based on those securities' deal structure, the quality of the underlying assets, the level of credit support provided, if any, and the credit quality of the credit-support provider, if any.



- Derivatives Risk - The use of derivatives may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit and counterparty risk, and their value may or may not correlate with the value of the relevant underlying asset. The risk to the Fund of using derivatives may be particularly pronounced because the Fund may create synthetic bonds to replace direct investments.



     Other principal risks of an investment in the Fund include Fund of Funds Risk (risk that other funds in which the Fund invests will not perform as expected), Foreign Investment Risk (risks attendant to investments in markets that may be less stable, smaller, less liquid, and less regulated, and have higher trading costs relative to the U.S. market), Non-Diversification Risk (the Fund is a non-diversified investment company and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified), Leveraging Risk (increased risks from use of derivatives), Liquidity Risk (difficulty in selling Fund investments), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty), and Focused Investment Risk (increased risk from focusing investments in industries with high positive correlations to one another).

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31
[GRAPH]

                                                                    INFLATION INDEXED BOND FUND (%)
                                                                    -------------------------------
1998                                                                              4.17
1999                                                                              2.70
2000                                                                             13.32
2001                                                                              8.59
2002                                                                             14.19
2003                                                                              8.02
2004                                                                              7.96
2005                                                                              2.39

                        Highest Quarter: 7.75% (3Q2002)
                        Lowest Quarter: -3.04% (2Q2004)

                       Year-to-Date (as of 3/31/06):   %


                          AVERAGE ANNUAL TOTAL RETURNS

                        Periods Ending December 31, 2005



----------------------------------------------------------------------------
                                  1 YEAR   5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                      3/31/97
----------------------------------------------------------------------------
 RETURN BEFORE TAXES              2.39%     8.17%       N/A        7.32%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                   0.15%     6.13%       N/A        5.18%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND
  SHARES                          1.55%     5.92%       N/A        5.04%
----------------------------------------------------------------------------
 LEHMAN BROTHERS U.S. TIPS INDEX  2.84%     8.74%       N/A        7.58%
----------------------------------------------------------------------------


FEES AND EXPENSES
     The table below shows the expected cost of investing in the Fund.


  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of
  average daily net assets)                                      CLASS III
  ------------------------------------------------------------------------
  Management fee                                                   0.10%
  Shareholder service fee                                          0.15%
  Other expenses                                                       %(1,2)
  Total annual operating expenses                                      %(1,2)
    Expense reimbursement                                              %(1,2,3)
  Net annual expenses                                                  %(1,2)



(1) "Other expenses" reflect the aggregate of the direct expenses associated with an investment in the Fund and the net indirect expenses associated with the Fund's investments in other Funds of the Trust (the "underlying Funds"). For the fiscal year ended February 28, 2006, the Fund's total indirect net expenses were
  %. Actual indirect expenses will vary depending on the percentage of the Fund's portfolio invested in underlying Funds.


(2) Expense ratios reflect the inclusion of interest expense incurred as a result of entering into reverse repurchase agreements. For the fiscal year ended February 28, 2006, net annual expenses (before addition of interest expense) and
interest expense were   % and   %, respectively.


(3) The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2007 to the extent the Fund's total annual operating expenses (excluding shareholder service fees, expenses indirectly incurred by investment in underlying Funds, and other expenses described on page [ ] of this Prospectus) exceed 0.10% of the Fund's average daily net assets.


EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class III                                                       $        $         $          $


       * After reimbursement

                      [This page intentionally left blank]

                   ASSET ALLOCATION FUNDS ("FUNDS OF FUNDS")


     The Asset Allocation Funds invest primarily in other GMO Funds to provide you with exposure to the investments -- and attendant risks -- of the GMO Funds in which they invest. References to the Emerging Markets Funds in this section collectively include Emerging Markets Fund, Emerging Countries Fund, and GMO Emerging Markets Quality Fund ("EMQ"). EMQ is offered through a separate prospectus. References to the International Equity Funds in this section collectively include all of the International Equity Funds offered through this Prospectus and EMQ. In addition, some of the Asset Allocation Funds may invest in GMO Alternative Asset Opportunity Fund ("AAOF"), which is offered through a separate private placement memorandum. For more information regarding EMQ and AAOF, see "Investments in GMO Funds Offered Through Separate Prospectuses and
Private Placement Memoranda." on page [   ].

 GMO BENCHMARK-FREE ALLOCATION FUND                 Fund Inception Date: 7/23/03

INVESTMENT OBJECTIVE

    The Fund seeks a positive total return. The Fund does not seek to control risk relative to a particular securities market index or benchmark. In addition, the Fund does not seek to outperform a particular securities market index or blend of market indices (i.e., the Fund seeks positive return, not "relative" return). There can be no assurance that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

    The Fund is a fund of funds and invests in shares of other GMO mutual funds, which may include the International Equity Funds (including one or more of the Emerging Markets Funds), the U.S. Equity Funds, the Fixed Income Funds, Alpha Only Fund, and Alternative Asset Opportunity Fund ("underlying Funds"). The Fund implements its strategy by allocating its assets among asset classes represented by the underlying Funds (e.g., foreign equity, U.S. equity, emerging market equity, emerging market debt, foreign fixed income, U.S. fixed income, and commodity). The Fund is not restricted in its exposure to any particular asset class, and at times may be substantially invested in underlying Funds that primarily invest in a single asset class (e.g., Fixed Income Funds). In addition, the Fund is not restricted in its exposure to any particular market. While the Fund generally will have exposure to both emerging markets and developed markets, including the U.S. market, at times, it may have substantial exposure to a particular market or market type (e.g., emerging markets).



     The Manager forecasts returns for a range of asset classes (e.g., foreign equity, U.S. equity, emerging market equity, emerging market debt, foreign fixed income, U.S. fixed income, and commodity) using quantitative models to evaluate current economic and corporate fundamentals in relation to global market prices for each asset class over a rolling multi-year period. The Manager then conducts a disciplined evaluation of each asset class, based on the economic principle of regression to the mean, and seeks to maximize exposure to asset classes the Manager believes are underpriced and minimize exposure to asset classes the Manager believes are overpriced based on this evaluation.


     No limits exist on the Manager's ability to shift allocations among the underlying Funds. The Fund may invest substantially all of its assets in a few underlying Funds that primarily invest in the same asset class and may, at times, invest a substantial portion of its assets in a single underlying Fund.

PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund, including those risks to which the Fund is exposed as a result of its investments in underlying Funds. In addition, while each Fund is exposed to some level of management risk, this risk may be particularly pronounced for this Fund because it does not seek to control risk relative to, or to outperform, a particular securities market index or benchmark. For a more complete discussion of risks, see "Description of Principal Risks."



- Market Risk - Equity Securities - From time to time, the Fund may allocate part or all of its assets to equity investments (including investments in emerging market equities). Equity securities held by underlying Funds may decline in value due to factors affecting issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the underlying Funds' investments and periods of poor performance.



- Foreign Investment Risk - From time to time, the Fund may allocate part or all of its assets to foreign investments (including investments in emerging markets). The value of foreign securities may change more rapidly and to a greater extent than U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment, capital, or exchange control regulations may adversely affect an underlying Fund's foreign investments. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for an underlying Fund's investments in emerging markets, the economies of which tend to be more volatile than the economies of developed countries.



- Market Risk - Fixed Income Securities - From time to time, the Fund may allocate part or all of its assets to fixed income investments (including investments in emerging market debt). The value of an underlying Fund's fixed income investments will typically decline during periods of rising interest rates. Certain underlying Funds also are exposed to market risk through their investments in asset-backed securities, which varies based on those securities' deal structure, the quality of the underlying assets, the level of credit support provided, if any, and the credit quality of the credit-support provider, if any.



- Smaller Company Risk - From time to time, the Fund may allocate part or all of its assets to investments in companies with smaller market capitalizations. The securities of companies with smaller market capitalizations may trade less frequently, and in lesser quantities than more widely held securities, and their value may fluctuate more sharply than those securities.



- Derivatives Risk - The use of derivatives by underlying Funds may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit and counterparty risk, and their value may or may not correlate with the value of the relevant underlying asset.



- Currency Risk - Fluctuations in exchange rates may adversely affect the U.S. dollar value of an underlying Fund's foreign currency holdings and investments denominated in foreign currencies.



-Fund of Funds Risk - Because the Fund invests in underlying Funds, the Fund is exposed to the risk that the underlying Funds in which it invests will not perform as expected. In addition, the Fund is indirectly exposed to all of the risks of an investment in the underlying Funds. From time to time, the Fund may allocate part or all of its assets to one or more volatile asset classes with significant risk of loss if the Manager's judgment about the expected return proves incorrect.



     Other principal risks of an investment in the Fund include Commodities Risk (value of an underlying Fund's shares may be affected by factors particular to the commodities markets and may fluctuate more than the share value of a fund with a broader range of investments), Non-Diversification Risk (certain underlying Funds are non-diversified investment companies and therefore a decline in the market value of a particular security held by those Funds may affect their performance more than if they were diversified), Leveraging Risk (increased risk from use of derivatives by an underlying Fund), Liquidity Risk (difficulty in selling investments by an underlying Fund), and Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty of an underlying Fund).

PERFORMANCE


     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for the calendar period and since inception with those of a broad-based index. Purchase premiums and redemption fees are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.


                      ANNUAL TOTAL RETURN/Class III Shares

                            Years Ending December 31


                                    [GRAPH]


                                                                  BENCHMARK-FREE ALLOCATION FUND (%)
                                                                  ----------------------------------
2004                                                                             18.15
2005                                                                             16.44


                        Highest Quarter: 8.37% (4Q2004)
                        Lowest Quarter: -3.04% (2Q2004)

                       Year-to-Date (as of 3/31/06):   %


                          AVERAGE ANNUAL TOTAL RETURNS

                        Periods Ending December 31, 2005



---------------------------------------------------------------------------------------------------------
                                                      1 YEAR      5 YEARS      10 YEARS     INCEPT.
---------------------------------------------------------------------------------------------------------
 CLASS III                                                                                    7/23/03
---------------------------------------------------------------------------------------------------------
 RETURN BEFORE TAXES                                  15.82%        N/A          N/A           22.48%
---------------------------------------------------------------------------------------------------------
 RETURN AFTER TAXES ON DISTRIBUTIONS                  12.96%        N/A          N/A           19.64%
---------------------------------------------------------------------------------------------------------
 RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF
  FUND SHARES                                         11.30%        N/A          N/A           17.98%
---------------------------------------------------------------------------------------------------------
 MSCI WORLD INDEX(a)                                   9.49%        N/A          N/A           17.46%
---------------------------------------------------------------------------------------------------------
 CONSUMER PRICE INDEX(b)                               3.45%        N/A          N/A            3.05%
---------------------------------------------------------------------------------------------------------


(a) The MSCI World Index is a free-float adjusted market capitalization index designed to measure global developed market performance, and which currently consists of 23 developed market country indices.
(b) The Consumer Price Index produces monthly data on changes in the prices paid by urban consumers for a representative basket of goods and services.

FEES AND EXPENSES

     The tables below show the expected cost of investing in the Fund.


  SHAREHOLDER FEES (fees paid directly from your investment)                             CLASS III
  ----------------------------------------------------------------------------------------------------------
  Purchase premium (as a percentage of amount invested)                                         0.28%(1)
  Redemption fee (as a percentage of amount redeemed)                                           0.25%(1)



  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of average daily net
  assets)                                                                                CLASS III
  ----------------------------------------------------------------------------------------------------------
  Management fee                                                                                0.00%(2)
  Shareholder service fee                                                                       0.00%(2)
  Other expenses                                                                                    %(2)
  Total annual operating expenses                                                                   %(2)
    Expense reimbursement                                                                           %(3)
  Net annual expenses                                                                               %(2)
    Fees and expenses of underlying Funds                                                           %(4)
  Aggregate annual expenses (Fund and underlying Fund expenses)                                     %(4)


(1) See "Purchase Premiums and Redemption Fees" for a more detailed discussion of the Fund's purchase premium and redemption fee, including circumstances under which the Manager may make periodic adjustments to the level of purchase premium and redemption fee and/or waive the purchase premium or redemption fee.

(2) The amounts indicated reflect only the direct expenses associated with an investment in the Fund.

(3) The Manager has contractually agreed to reimburse the Fund through at least June 30, 2007 for the Fund's operating expenses (excluding expenses indirectly incurred by investment in underlying Funds and other expenses described on page [ ] of this Prospectus).


(4) The amounts indicated are based on the indirect net expenses associated with the Fund's investment in underlying Funds for the fiscal year ended February 28, 2006. Indirect expenses include interest expense that may be incurred by underlying Funds that enter into reverse repurchase agreements. Net fees and expenses of underlying Funds (before addition of interest expense) and indirect
interest expense were     % and     %, respectively. Actual indirect expenses
will vary depending on the particular underlying Funds in which the Fund's portfolio is invested.


EXAMPLE

This example helps you compare the cost of investing in the Fund (including direct expenses and indirect expenses of the underlying Funds) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as set forth above, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.



                                           IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES
                                    --------------------------------------   --------------------------------------
                                    1 YEAR*   3 YEARS   5 YEARS   10 YEARS   1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                    -------   -------   -------   --------   -------   -------   -------   --------
Class III                            $         $         $          $          $        $         $          $


       * After reimbursement

 GMO INTERNATIONAL EQUITY ALLOCATION FUND          Fund Inception Date: 10/11/96

INVESTMENT OBJECTIVE
     Seeks total return greater than its benchmark.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund is a fund of funds and invests primarily in shares of the International Equity Funds (which may include one or more of the Emerging Markets Funds). The Fund may also invest in other GMO mutual funds, including the Fixed Income Funds, Alpha Only Fund, and Alternative Asset Opportunity Fund (the GMO mutual funds in which the Fund invests are collectively referred to herein as the "underlying Funds"). While the Fund is primarily exposed to foreign equity securities (including both growth and value style equities and equities of any market capitalization), the Fund also may be exposed to U.S. equity securities (including both growth and value style equities and equities of any market capitalization), as well as foreign and U.S. fixed income instruments (including fixed income instruments of any credit quality and having any maturity or duration), the investment returns of commodities, and, from time to time, other alternative asset classes. Under normal circumstances, the Fund invests at least 80% of its assets in equity investments.



     The Manager uses proprietary research and quantitative models to determine the Fund's choice and weighting of the underlying Funds. These models use rolling multi-year forecasts of relative value and risk among the assets classes (e.g., foreign equity, emerging market equity, emerging market debt, foreign fixed income, U.S. fixed income, and commodity) in which the underlying Funds invest.



     The Manager shifts investments in the underlying Funds in response to changes in its investment outlook and market valuations and to accommodate cash flows.


BENCHMARK

     The Fund's benchmark is the MSCI ACWI (All Country World Index) ex-U.S. Index, an international (excluding U.S. and including emerging markets) equity index, independently maintained and published by Morgan Stanley Capital
International. The Fund seeks to outperform its benchmark by   -  % per year,
net of fees, over a complete market cycle, with lower volatility than that of its benchmark.


PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund, including those risks to which the Fund is exposed as a result of its investments in the underlying Funds. For a more complete discussion of these risks, see "Description of Principal Risks."


- Market Risk - Equity Securities - Equity securities held by underlying Funds may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the underlying Funds' investments and periods of poor performance.



- Foreign Investment Risk - The value of foreign securities may change more rapidly and to a greater extent than U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment, capital, or exchange control regulations may adversely affect an underlying Fund's foreign investments. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for an underlying Fund's investments in emerging markets, the economies of which tend to be more volatile than economies of developed countries.



- Currency Risk - Fluctuations in exchange rates may adversely affect the U.S. dollar value of an underlying Fund's foreign currency holdings and investments denominated in foreign currencies.



- Market Risk - Fixed Income Securities - The value of an underlying Fund's fixed income investments will typically decline during periods of rising interest rates. Certain underlying Funds also are exposed to market risk through their investments in asset-backed securities, which varies based on those securities' deal structure, the quality of the underlying assets, the level of credit support provided, if any, and the credit quality of the credit-support provider, if any.



- Derivatives Risk - The use of derivatives by underlying Funds may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit and counterparty risk, and their value may or may not correlate with the value of the relevant underlying asset.



-Fund of Funds Risk - Because the Fund invests in underlying Funds, a significant risk of an investment in the Fund is the risk that the underlying Funds in which it invests will not perform as expected. In addition, the Fund will indirectly be exposed to all of the risks of an investment in the underlying Funds.



     Other principal risks of an investment in the Fund include Commodities Risk (value of an underlying Fund's shares may be affected by factors particular to the commodities markets and may fluctuate more than the share value of a fund with a broader range of investments), Smaller Company Risk (greater market risk and liquidity risk resulting from investments by an underlying Fund in companies with smaller capitalizations), Leveraging Risk (magnified risks from use of derivatives by an underlying Fund), Liquidity Risk (difficulty in selling investments by an underlying Fund), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty of an underlying Fund), and Non-Diversification Risk (certain underlying Funds are non-diversified investment companies and therefore a decline in the market value of a particular security held by those Funds may affect their performance more than if they were diversified).

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. Purchase premiums and redemption fees are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

                      ANNUAL TOTAL RETURN/Class III Shares

                            Years Ending December 31


                                    [GRAPH]


                       INTERNATIONAL EQUITY ALLOCATION FUND (%)
                       ----------------------------------------
1997                                      1.74
1998                                      1.99
1999                                     26.77
2000                                     -6.52
2001                                     -5.73
2002                                     -0.40
2003                                     48.51
2004                                     24.14
2005                                     18.72


                        Highest Quarter: 21.27% (2Q2003)
                        Lowest Quarter: -15.91% (3Q1998)

                       Year-to-Date (as of 3/31/06):   %


                          AVERAGE ANNUAL TOTAL RETURNS

                        Periods Ending December 31, 2005



---------------------------------------------------------------------------------------------------------
                                                      1 YEAR      5 YEARS      10 YEARS     INCEPT.
---------------------------------------------------------------------------------------------------------
 CLASS III                                                                                 10/11/96
---------------------------------------------------------------------------------------------------------
 RETURN BEFORE TAXES                                  18.31%       15.42%          N/A       10.84%
---------------------------------------------------------------------------------------------------------
 RETURN AFTER TAXES ON DISTRIBUTIONS                  16.83%       14.20%          N/A        9.18%
---------------------------------------------------------------------------------------------------------
 RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF
  FUND SHARES                                         13.07%       12.86%          N/A        8.52%
---------------------------------------------------------------------------------------------------------
 MSCI ACWI EX-U.S. INDEX                              16.62%        6.28%          N/A        6.53%
---------------------------------------------------------------------------------------------------------


FEES AND EXPENSES
     The tables below show the expected cost of investing in the Fund.

  SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                                 CLASS III
  ----------------------------------------------------------------------------------------------------------
  Purchase premium (as a percentage of amount invested)                                         0.17%(1)
  Redemption fee (as a percentage of amount redeemed)                                           0.17%(1,2)


  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of average daily net
  assets)                                                                                  CLASS III
  ----------------------------------------------------------------------------------------------------------
  Management fee                                                                                0.00%(3)
  Shareholder service fee                                                                       0.00%(3)
  Other expenses                                                                                    %(3)
  Total annual operating expenses                                                                   %(3)
    Expense reimbursement                                                                           %(4)
  Net annual expenses                                                                               %(3)
    Fees and expenses of underlying Funds                                                           %(5)
  Aggregate annual expenses (Fund and underlying Fund expenses)                                     %(5)


(1) See "Purchase Premiums and Redemption Fees" for a more detailed discussion of the Fund's purchase premium and redemption fee, including circumstances under which the Manager may make periodic adjustments to the level of purchase premium and redemption fee and/or waive the purchase premium or redemption fee.

(2) Applies only to shares acquired on or after June 30, 2003.

(3) The amounts indicated reflect only the direct expenses associated with an investment in the Fund.


(4) The Manager has contractually agreed to reimburse the Fund through at least June 30, 2007 for the Fund's operating expenses (excluding expenses indirectly incurred by investment in underlying Funds and other expenses described on page [ ] of this Prospectus).



(5) The amounts indicated are based on the indirect net expenses associated with the Fund's investment in underlying Funds for the fiscal year ended February 28, 2006. Actual indirect expenses will vary depending on the particular underlying Funds in which the Fund's portfolio is invested.


EXAMPLE
     This example helps you compare the cost of investing in the Fund (including direct expenses and indirect expenses of the underlying Funds) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as set forth above, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                            IF YOU SELL YOUR SHARES                  IF YOU DO NOT SELL YOUR SHARES
                                     --------------------------------------      --------------------------------------
                                     1 YEAR*   3 YEARS   5 YEARS   10 YEARS      1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                     -------   -------   -------   --------      -------   -------   -------   --------
Class III                             $         $         $         $              $        $         $         $


       * After reimbursement

 GMO GLOBAL BALANCED ASSET ALLOCATION FUND          Fund Inception Date: 6/28/96

INVESTMENT OBJECTIVE
     Seeks total return greater than its benchmark.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund is a fund of funds and invests in shares of other GMO mutual funds, which may include the U.S. Equity Funds, the International Equity Funds (including one or more of the Emerging Markets Funds), the Fixed Income Funds, Alpha Only Fund, and Alternative Asset Opportunity Fund ("underlying Funds"). The Fund may be exposed to U.S. and foreign equity securities (including both growth and value style equities and equities of any market capitalization), U.S. and foreign fixed income instruments (including fixed income instruments of any credit quality and having any maturity or duration), the investment returns of commodities, and, from time to time, other alternative asset classes.



     The Manager uses proprietary research and quantitative models to determine the Fund's choice and weighting of the underlying Funds. These models use rolling multi-year forecasts of relative value and risk among the assets classes (e.g., U.S. equity, foreign equity, emerging market equity, emerging market debt, U.S. fixed income, foreign fixed income, and commodity) in which the underlying Funds invest.



     The Manager shifts investments in the underlying Funds in response to changes in its investment outlook and market valuations and to accommodate cash flows. The Fund, however, intends to expose at least 25% of its assets to fixed income investments and at least 25% of its assets to equity investments.


BENCHMARK

     The Fund's benchmark is the GMO Global Balanced Index, a composite benchmark computed by GMO. It consists of (i) the S&P 500 Index (an index of large capitalization U.S. stocks, independently maintained and published by Standard & Poor's); (ii) the MSCI ACWI (All Country World Index) ex-U.S. Index (an international (excluding U.S. and including emerging markets) equity index, independently maintained and published by Morgan Stanley Capital International); and (iii) the Lehman Brothers U.S. Aggregate Index (an independently maintained and published index comprised of U.S. fixed rate debt issues having a maturity of at least one year and rated investment grade or higher) in the following proportions: 48.75% (S&P 500), 16.25% (MSCI ACWI (All Country World Index) ex-U.S. Index), and 35% (Lehman Brothers U.S. Aggregate Index). The GMO Global Balanced Index reflects investment of all applicable dividends, capital gains,
and interest. The Fund seeks to outperform its benchmark by   -   % per year,
net of fees, over a complete market cycle, with low volatility relative to its benchmark.


PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund, including those risks to which the Fund is exposed as a result of its investments in the underlying Funds. For a more complete discussion of these risks, see "Description of Principal Risks."


- Market Risk - Equity Securities - Equity securities held by underlying Funds may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the underlying Funds' investments and periods of poor performance.



- Foreign Investment Risk - The value of foreign securities may change more rapidly and to a greater extent than U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment, capital, or exchange control regulations may adversely affect an underlying Fund's foreign investments. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for an underlying Fund's investments in emerging markets, the economies of which tend to be more volatile than the economies of developed countries.



- Market Risk - Fixed Income Securities - The value of an underlying Fund's fixed income investments will typically decline during periods of rising interest rates. Certain underlying Funds also are exposed to market risk through their investments in asset-backed securities, which varies based on those securities' deal structure, the quality of the underlying assets, the level of credit support provided, if any, and the credit quality of the credit-support provider, if any.



- Derivatives Risk - The use of derivatives by underlying Funds may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit and counterparty risk, and their value may or may not correlate with the value of the relevant underlying asset.



-Fund of Funds Risk - Because the Fund invests in underlying Funds, a significant risk of an investment in the Fund is the risk that the underlying Funds in which it invests will not perform as expected. In addition, the Fund will indirectly be exposed to all of the risks of an investment in the underlying Funds.



     Other principal risks of an investment in the Fund include Commodities Risk (value of an underlying Fund's shares may be affected by factors particular to the commodities markets and may fluctuate more than the share value of a fund with a broader range of investments), Smaller Company Risk (greater market risk and liquidity risk resulting from investments by an underlying Fund in companies with smaller capitalizations), Currency Risk (risk that decreases relative to the U.S. dollar in the value of the currency in which a foreign investment of an underlying Fund is denominated or fluctuations in exchange rates may adversely affect the U.S. dollar value of the underlying Fund's investments), Leveraging Risk (increased risks from use of derivatives by an underlying Fund), Liquidity Risk (difficulty in selling investments by an underlying Fund), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty of an underlying Fund), Real Estate Risk (with respect to Real Estate Fund, an underlying Fund that concentrates its assets in real estate-related securities, the risk that factors affecting the real estate industry may cause the value of that Fund's investments to fluctuate more widely than if it invested in securities of companies in a broader range of industries), and Non-Diversification Risk (certain underlying Funds are non-diversified investment companies and therefore a decline in the market value of a particular security held by those Funds may affect their performance more than if they were diversified).

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. Purchase premiums and redemption fees are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative indices do not reflect payment of any fees, expenses, or taxes. Past performance is not an indication of future performance. The Fund commenced operations on June 28, 1996 with two classes of shares - Class I shares and Class II shares. No Class II shares were outstanding as of October 16, 1996. Class III shares were first issued on October 22, 1996. Class I shares converted to Class III shares on January 9, 1998. Class III performance information presented in the table represents Class II performance from June 28, 1996 to October 16, 1996, Class I performance from October 16, 1996 to October 21, 1996, and Class III performance thereafter. The performance information (before and after taxes) for all periods prior to June 30, 2002 was achieved prior to the change in the Fund's principal investment strategies, effective June 30, 2002.

                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31

                                    [GRAPH]


                                                               GLOBAL BALANCED ASSET ALLOCATION FUND (%)
                                                              -------------------------------------------
1997                                                                              10.23
1998                                                                               2.73
1999                                                                              23.44
2000                                                                              -0.62
2001                                                                              -1.52
2002                                                                               3.15
2003                                                                              28.46
2004                                                                              13.44
2005                                                                               9.49


                        Highest Quarter: 14.30% (4Q1998)
                        Lowest Quarter: -15.08% (3Q1998)

                       Year-to-Date (as of 3/31/06):   %


                          AVERAGE ANNUAL TOTAL RETURNS

                        Periods Ending December 31, 2005



---------------------------------------------------------------------------------------------------------
                                                      1 YEAR      5 YEARS      10 YEARS     INCEPT.
---------------------------------------------------------------------------------------------------------
 CLASS III                                                                                 6/28/96
---------------------------------------------------------------------------------------------------------
 RETURN BEFORE TAXES                                   9.31%       10.10%       N/A           9.42%
---------------------------------------------------------------------------------------------------------
 RETURN AFTER TAXES ON DISTRIBUTIONS                   7.77%        8.48%       N/A           7.05%
---------------------------------------------------------------------------------------------------------
 RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF
  FUND SHARES                                          6.95%        7.83%       N/A           6.81%
---------------------------------------------------------------------------------------------------------
 S&P 500 INDEX                                         4.91%        0.54%       N/A           8.47%
---------------------------------------------------------------------------------------------------------
 MSCI ACWI EX-U.S. INDEX                              16.62%        6.28%       N/A           6.27%
---------------------------------------------------------------------------------------------------------
 LEHMAN BROTHERS U.S. AGGREGATE INDEX                  2.43%        5.87%       N/A           6.64%
---------------------------------------------------------------------------------------------------------
 GLOBAL BALANCED BENCHMARK +(a)                        5.98%        0.71%       N/A           5.55%
---------------------------------------------------------------------------------------------------------
 GMO GLOBAL BALANCED INDEX(b)                          5.98%        3.66%       N/A           7.85%
---------------------------------------------------------------------------------------------------------



(a) The Global Balanced Benchmark + is a composite benchmark computed by the Manager, and represents (i) the MSCI ACWI (All Country World Index) Index (a global (including U.S. and emerging markets) equity index, independently maintained and published by Morgan Stanley Capital International) until June 30, 2002, and (ii) the GMO Global Balanced Index thereafter, each of which was the Fund's benchmark during the periods indicated.


(b) Fund's benchmark (computed by the Manager).

FEES AND EXPENSES
     The tables below show the expected cost of investing in the Fund.


  SHAREHOLDER FEES (fees paid directly from your investment)                             CLASS III
  ----------------------------------------------------------------------------------------------------------
  Purchase premium (as a percentage of amount invested)                                         0.08%(1)
  Redemption fee (as a percentage of amount redeemed)                                           0.08%(1,2)



  ANNUAL FUND OPERATING EXPENSES (expenses that are paid from Fund assets as a
  percentage of average daily net assets)                                                CLASS III
  ----------------------------------------------------------------------------------------------------------
  Management fee                                                                                0.00%(3)
  Shareholder service fee                                                                       0.00%(3)
  Other expenses                                                                                    %(3)
  Total annual operating expenses                                                                   %(3)
    Expense reimbursement                                                                           %(4)
  Net annual expenses                                                                               %(3)
    Fees and expenses of underlying Funds                                                           %(5)
  Aggregate annual expenses (Fund and underlying Fund expenses)                                     %(5)


(1) See "Purchase Premiums and Redemption Fees" for a more detailed discussion of the Fund's purchase premium and redemption fee, including circumstances under which the Manager may make periodic adjustments to the level of purchase premium and redemption fee and/or waive the purchase premium or redemption fee.

(2) Applies only to shares acquired on or after June 30, 2003.

(3) The amounts indicated reflect only the direct expenses associated with an investment in the Fund.


(4) The Manager has contractually agreed to reimburse the Fund through at least June 30, 2007 for the Fund's operating expenses (excluding expenses indirectly incurred by investment in underlying Funds and other expenses described on page [ ] of this Prospectus).



(5) The amounts indicated are based on the indirect net expenses associated with the Fund's investment in underlying Funds for the fiscal year ended February 28, 2006. Indirect expenses include interest expense that may be incurred by underlying Funds that enter into reverse repurchase agreements. Net fees and expenses of underlying Funds (before addition of interest expense) and indirect
interest expense were    % and    %, respectively. Actual indirect expenses will
vary depending on the particular underlying Funds in which the Fund's portfolio is invested.


EXAMPLE
     This example helps you compare the cost of investing in the Fund (including direct expenses and indirect expenses of the underlying Funds) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as set forth above, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                              IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES
                                       --------------------------------------   --------------------------------------
                                       1 YEAR*   3 YEARS   5 YEARS   10 YEARS   1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                       -------   -------   -------   --------   -------   -------   -------   --------
Class III                                $        $         $          $          $        $         $          $


       * After reimbursement

 GMO GLOBAL (U.S.+) EQUITY ALLOCATION FUND         Fund Inception Date: 11/26/96

INVESTMENT OBJECTIVE
     Seeks total return greater than its benchmark.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund is a fund of funds and invests primarily in shares of the International Equity Funds (which may include one or more of the Emerging Markets Funds) and the U.S. Equity Funds. The Fund may also invest in other GMO mutual funds, including the Fixed Income Funds, Alpha Only Fund, and Alternative Asset Opportunity Fund (the GMO mutual funds in which the Fund invests are collectively referred to herein as the "underlying Funds"). While the Fund is primarily exposed to foreign and U.S. equity securities (including both growth and value style equities and equities of any market capitalization), the Fund also may be exposed to foreign and U.S. fixed income instruments (including fixed income instruments of any credit quality and having any maturity or duration), the investment returns of commodities, and, from time to time, other alternative asset classes. Under normal circumstances, the Fund invests at least 80% of its assets in equity investments.



     The Manager uses proprietary research and quantitative models to determine the Fund's choice and weighting of the underlying Funds. These models use rolling multi-year forecasts of relative value and risk among the asset classes (e.g., U.S. equity, foreign equity, emerging market equity, emerging market debt, foreign fixed income, U.S. fixed income, and commodity) in which the underlying Funds invest.



     The Manager shifts investments in the underlying Funds in response to changes in its investment outlook and market valuations and to accommodate cash flows.


BENCHMARK

     The Fund's benchmark is the GMO Global Equity Index, a composite benchmark computed by GMO. It consists of (i) the S&P 500 Index (an index of large capitalization U.S. stocks, independently maintained and published by Standard & Poor's) and (ii) the MSCI ACWI (All Country World Index) ex-U.S. Index (an international (excluding U.S. and including emerging markets) equity index, independently maintained and published by Morgan Stanley Capital International) in the following proportions: 75% (S&P 500) and 25% (MSCI ACWI (All Country World Index) ex-U.S. Index). The Fund seeks to outperform its benchmark by
  - % per year, net of fees, over a complete market cycle, with lower volatility than that of its benchmark.


PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund, including those risks to which the Fund is exposed as a result of its investments in the underlying Funds. For a more complete discussion of these risks, see "Description of Principal Risks."


- Market Risk - Equity Securities - Equity securities held by underlying Funds may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the underlying Funds' investments and periods of poor performance.



- Foreign Investment Risk - The value of foreign securities may change more rapidly and to a greater extent than U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment, capital, or exchange control regulations may adversely affect an underlying Fund's foreign investments. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for an underlying Fund's investments in emerging markets, the economies of which tend to be more volatile than the economies of developed countries.



- Market Risk - Fixed Income Securities - The value of an underlying Fund's fixed income investments will typically decline during periods of rising interest rates. Certain underlying Funds also are exposed to market risk through their investments in asset-backed securities, which varies based on those securities' deal structure, the quality of the underlying assets, the level of credit support provided, if any, and the credit quality of the credit-support provider, if any.



- Derivatives Risk - The use of derivatives by underlying Funds may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit and counterparty risk, and their value may or may not correlate with the value of the relevant underlying asset.



-Fund of Funds Risk - Because the Fund invests in underlying Funds, a significant risk of an investment in the Fund is the risk that the underlying Funds in which it invests will not perform as expected. In addition, the Fund will indirectly be exposed to all of the risks of an investment in the underlying Funds.



     Other principal risks of an investment in the Fund include Commodities Risk (value of an underlying Fund's shares may be affected by factors particular to the commodities markets and may fluctuate more than the share value of a fund with a broader range of investments), Smaller Company Risk (greater market risk and liquidity risk resulting from investments by an underlying Fund in companies with smaller capitalizations), Currency Risk (risk that decreases relative to the U.S. dollar in the value of the currency in which a foreign investment of an underlying Fund is denominated or fluctuations in exchange rates may adversely affect the U.S. dollar value of the underlying Fund's investments), Leveraging Risk (increased risks from use of derivatives by an underlying Fund), Liquidity Risk (difficulty in selling investments by an underlying Fund), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty of an underlying Fund), Real Estate Risk (with respect to Real Estate Fund, an underlying Fund that concentrates its assets in real estate-related securities, the risk that factors affecting the real estate industry may cause the value of that Fund's investments to fluctuate more widely than if it invested in securities of companies in a broader range of industries), and Non-Diversification Risk (certain underlying Funds are non-diversified investment companies and therefore a decline in the market value of a particular security held by those Funds may affect their performance more than if they were diversified).

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. Purchase premiums and redemption fees are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative indices do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31
[GRAPH]

                                                               GLOBAL (U.S.+) EQUITY ALLOCATION FUND (%)
                                                               -----------------------------------------
1997                                                                             19.90
1998                                                                              5.97
1999                                                                             19.28
2000                                                                              3.75
2001                                                                             -0.74
2002                                                                             -6.23
2003                                                                             38.23
2004                                                                             16.30
2005                                                                             11.32

                        Highest Quarter: 18.79% (2Q2003)
                        Lowest Quarter: -14.30% (3Q2002)

                       Year-to-Date (as of 3/31/06):   %


                          AVERAGE ANNUAL TOTAL RETURNS

                        Periods Ending December 31, 2005



-----------------------------------------------------------------------------
                                   1 YEAR   5 YEARS   10 YEARS   INCEPT.
-----------------------------------------------------------------------------
 CLASS III                                                       11/26/96
-----------------------------------------------------------------------------
 RETURN BEFORE TAXES               11.10%   10.70%        N/A      11.22%
-----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                     9.10%    9.38%        N/A       8.54%
-----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND
  SHARES                            9.15%    8.77%        N/A       8.33%
-----------------------------------------------------------------------------
 S&P 500 INDEX(a)                   4.91%    0.54%        N/A       7.33%
-----------------------------------------------------------------------------
 GMO GLOBAL EQUITY INDEX(b)         7.80%    2.00%        N/A       7.14%
-----------------------------------------------------------------------------


(a) The S&P 500 Index is an index of large capitalization U.S. stocks, independently maintained and published by Standard and Poor's.

(b) Fund's benchmark (computed by the Manager).

FEES AND EXPENSES
     The tables below show the expected cost of investing in the Fund.



  SHAREHOLDER FEES (fees paid directly from your investment)     CLASS III
  ------------------------------------------------------------------------
  Purchase premium (as a percentage of amount invested)            0.00%(1)
  Redemption fee (as a percentage of amount redeemed)              0.00%(1,2)




  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of
  average daily net assets)                                      CLASS III
  ------------------------------------------------------------------------
  Management fee                                                   0.00%(3)
  Shareholder service fee                                          0.00%(3)
  Other expenses                                                       %(3)
  Total annual operating expenses                                      %(3)
    Expense reimbursement                                              %(4)
  Net annual expenses                                                  %(3)
    Fees and expenses of underlying Funds                              %(5)
  Aggregate annual expenses (Fund and underlying Fund
    expenses)                                                          %(5)


(1) See "Purchase Premiums and Redemption Fees" for a more detailed discussion of the Fund's purchase premium and redemption fee, including circumstances under which the Manager may make periodic adjustments to the level of purchase premium and redemption fee and/or waive the purchase premium or redemption fee.
(2) Applies only to shares acquired on or after June 30, 2003.

(3) The amounts indicated reflect only the direct expenses associated with an investment in the Fund.


(4) The Manager has contractually agreed to reimburse the Fund through at least June 30, 2007 for the Fund's operating expenses (excluding expenses indirectly incurred by investment in underlying Funds and other expenses described on page [ ] of this Prospectus).



(5) The amounts indicated are based on the indirect net expenses associated with the Fund's investment in underlying Funds for the fiscal year ended February 28, 2006. Actual indirect expenses will vary depending on the particular underlying Funds in which the Fund's portfolio is invested.


EXAMPLE
     This example helps you compare the cost of investing in the Fund (including direct expenses and indirect expenses of the underlying Funds) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as set forth above, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                           IF YOU SELL YOUR SHARES                  IF YOU DO NOT SELL YOUR SHARES
                                    --------------------------------------      --------------------------------------
                                    1 YEAR*   3 YEARS   5 YEARS   10 YEARS      1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                    -------   -------   -------   --------      -------   -------   -------   --------
Class III                             $        $         $          $             $        $         $          $


       * After reimbursement

 GMO STRATEGIC OPPORTUNITIES ALLOCATION FUND        Fund Inception Date: 5/31/05


 (FORMERLY KNOWN AS GMO STRATEGIC BALANCED ALLOCATION FUND)


INVESTMENT OBJECTIVE
     Seeks total return greater than its benchmark.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund is a fund of funds and invests in shares of other GMO mutual funds, which may include the U.S. Equity Funds, the International Equity Funds (including one or more of the Emerging Market Funds), the Fixed Income Funds, Alpha Only Fund, and Alternative Asset Opportunity Fund ("underlying Funds"). The Fund may be exposed to U.S. and foreign equity securities (including both growth and value style equities and equities of any market capitalization), U.S. and foreign fixed income instruments (including fixed income instruments of any credit quality and having any maturity or duration), the investment returns of commodities, and, from time to time, other alternative asset classes.



     The Manager uses proprietary research and quantitative models to determine the Fund's choice and weighting of the underlying Funds. These models use rolling multi-year forecasts of relative value and risk among the asset classes (e.g., U.S. equity, foreign equity, emerging market equity, emerging market debt, U.S. fixed income, foreign fixed income, and commodity) in which the underlying Funds invest.



     The Manager shifts investments in the underlying Funds in response to changes in its investment outlook and market valuations and to accommodate cash flows.


BENCHMARK

     The Fund's benchmark is the GMO Strategic Balanced Index, a composite benchmark computed by GMO. It consists of (i) the MSCI World Index, a global developed markets equity index that is independently maintained and published by Morgan Stanley Capital International and (ii) the Lehman Brothers U.S. Aggregate Index (an independently maintained and published index comprised of U.S. fixed rate debt issues having a maturity of at least one year and rated investment grade or higher) in the following proportions: 75% (MSCI World Index) and 25% (Lehman Brothers U.S. Aggregate Index).


PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund, including those risks to which the Fund is exposed as a result of its investments in the underlying Funds. For a more complete discussion of these risks, see "Description of Principal Risks."


- Market Risk - Equity Securities - Equity securities held by underlying Funds may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the underlying Funds' investments and periods of poor performance.



- Foreign Investment Risk - The value of foreign securities may change more rapidly and to a greater extent than U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment, capital, or exchange control regulations may adversely affect an underlying Fund's foreign investments. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for an underlying Fund's investments in emerging markets, the economies of which tend to be more volatile than the economies of developed countries.



- Market Risk - Fixed Income Securities - The value of an underlying Fund's fixed income investments will typically decline during periods of rising interest rates. Certain underlying Funds also are exposed to market risk through their investments in asset-backed securities, which varies based on those securities' deal structure, the quality of the underlying assets, the level of credit support provided, if any, and the credit quality of the credit-support provider, if any.



- Derivatives Risk - The use of derivatives by underlying Funds may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit and counterparty risk, and their value may or may not correlate with the value of the relevant underlying asset.



-Fund of Funds Risk - Because the Fund invests in underlying Funds, a significant risk of an investment in the Fund is the risk that the underlying Funds in which it invests will not perform as expected. In addition, the Fund will indirectly be exposed to all of the risks of an investment in the underlying Funds.



     Other principal risks of an investment in the Fund include Commodities Risk (value of an underlying Fund's shares may be affected by factors particular to the commodities markets and may fluctuate more than the share value of a fund with a broader range of investments), Smaller Company Risk (greater market risk and liquidity risk resulting from investments by an underlying Fund in companies with smaller capitalizations), Currency Risk (risk that decreases relative to the U.S. dollar in the value of the currency in which a foreign investment of an underlying Fund is denominated or fluctuations in exchange rates may adversely affect the U.S. dollar value of the underlying Fund's investments), Leveraging Risk (increased risks from use of derivatives by an underlying Fund), Liquidity Risk (difficulty in selling investments by an underlying Fund), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty of an underlying Fund), Real Estate Risk (with respect to Real Estate Fund, an underlying Fund that concentrates its assets in real estate-related securities, the risk that factors affecting the real estate industry may cause the value of that Fund's investments to fluctuate more widely than if it invested in securities of companies in a broader range of industries), and Non-Diversification Risk (certain underlying Funds are non-diversified investment companies and therefore a decline in the market value of a particular security held by those Funds may affect their performance more than if they were diversified).

PERFORMANCE
     Because the Fund has not yet completed a full calendar year of operations as of the date of this Prospectus, performance information for the Fund is not included.

FEES AND EXPENSES
     The tables below show the expected cost of investing in the Fund.


   SHAREHOLDER FEES (fees paid directly from your investment)    CLASS III
  ------------------------------------------------------------------------
  Purchase premium (as a percentage of amount invested)
                                                                 0.06%(1)
  Redemption fee (as a percentage of amount redeemed)
                                                                 0.06%(1)


 ANNUAL FUND OPERATING EXPENSES


  (expenses that are paid from Fund assets as a percentage of    CLASS III
  average daily net assets)
  ------------------------------------------------------------------------
  Management fee
                                                                 0.00%(2)
  Shareholder service fee
                                                                 0.00%(2)
  Other expenses
                                                                    %(2)
  Total annual operating expenses
                                                                    %(2)
    Expense reimbursement
                                                                  %(2,3)
  Net annual expenses
                                                                    %(2)
    Fees and expenses of underlying Funds
                                                                    %(4)
  Aggregate annual expenses (Fund and underlying Fund
    expenses)
                                                                    %(4)


(1) See "Purchase Premiums and Redemption Fees" for a more detailed discussion of the Fund's purchase premium and redemption fee, including circumstances under which the Manager may make periodic adjustments to the level of purchase premium and redemption fee and/or waive the purchase premium or redemption fee.


(2) The amounts indicated are annualized and reflect only the direct expenses associated with an investment in the Fund.



(3) The Manager has contractually agreed to reimburse the Fund through at least June 30, 2007 for the Fund's operating expenses (excluding expenses indirectly incurred by investment in underlying Funds and other expenses described on page [ ] of this Prospectus).



(4) The amounts indicated are annualized and are based on the indirect net expenses associated with the Fund's investment in underlying Funds for the fiscal year ended February 28, 2006. Indirect expenses include interest expense that may be incurred by underlying Funds that enter into reverse repurchase agreements. Net fees and expenses of underlying Funds (before addition of
interest expense) and indirect interest expense were     % and     %,
respectively (as annualized). Actual indirect expenses will vary depending on the particular underlying Funds in which the Fund's portfolio is invested.


EXAMPLE

     This example helps you compare the cost of investing in the Fund (including direct expenses and indirect expenses of the underlying Funds) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.



                                                   IF YOU SELL YOUR SHARES                IF YOU DO NOT SELL YOUR SHARES
                                                   -----------------------                ------------------------------
                                                   1 YEAR*         3 YEARS                1 YEAR*               3 YEARS
                                                   -------         -------                --------              --------
Class III                                            $              $                       $                     $
*After reimbursement

 GMO WORLD OPPORTUNITIES EQUITY ALLOCATION FUND     Fund Inception Date: 6/16/05

INVESTMENT OBJECTIVE
     Seeks total return greater than its benchmark.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund is a fund of funds and invests primarily in shares of the International Equity Funds (which may include one or more of the Emerging Markets Funds) and the U.S. Equity Funds. The Fund may also invest in other GMO mutual funds, including the Fixed Income Funds, Alpha Only Fund, and Alternative Asset Opportunity Fund (the GMO mutual funds in which the Fund invests are collectively referred to herein as the "underlying Funds"). While the Fund is primarily exposed to foreign and U.S. equity securities (including both growth and value style equities and equities of any market capitalization), the Fund also may be exposed to foreign and U.S. fixed income instruments (including fixed income instruments of any credit quality and having any maturity or duration), the investment returns of commodities, and, from time to time, other alternative asset classes. Under normal circumstances, the Fund invests at least 80% of its net assets in equity investments.



     The Manager uses proprietary research and quantitative models to determine the Fund's choice and weighting of the underlying Funds. These models use rolling multi-year forecasts of relative value and risk among the asset classes (e.g., U.S. equity, foreign equity, emerging market equity, emerging market debt, foreign fixed income, U.S. fixed income, and commodity) in which the underlying Funds invest.



     The Manager shifts investments in the underlying Funds in response to changes in its investment outlook and market valuations and to accommodate cash flows.


BENCHMARK

     The Fund's benchmark is the MSCI World Index, a global developed markets equity index that is independently maintained and published by Morgan Stanley
Capital International. The Fund seeks to outperform its benchmark by   -  % per
year, net of fees, over a complete market cycle.


PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund, including those risks to which the Fund is exposed as a result of its investments in the underlying Funds. For a more complete discussion of these risks, see "Description of Principal Risks."


- Market Risk - Equity Securities - Equity securities held by underlying Funds may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the underlying Funds' investments and periods of poor performance.



- Foreign Investment Risk - The value of foreign securities may change more rapidly and to a greater extent than U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment, capital, or exchange control regulations may adversely affect an underlying Fund's foreign investments. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for an underlying Fund's investments in emerging markets, the economies of which tend to be more volatile than the economies of developed countries.



- Market Risk - Fixed Income Securities - The value of an underlying Fund's fixed income investments will typically decline during periods of rising interest rates. Certain underlying Funds also are exposed to market risk through their investments in asset-backed securities, which varies based on those securities' deal structure, the quality of the underlying assets, the level of credit support provided, if any, and the credit quality of the credit-support provider, if any.



- Derivatives Risk - The use of derivatives by underlying Funds may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit and counterparty risk, and their value may or may not correlate with the value of the relevant underlying asset.



-Fund of Funds Risk - Because the Fund invests in underlying Funds, a significant risk of an investment in the Fund is the risk that the underlying Funds in which it invests will not perform as expected. In addition, the Fund will indirectly be exposed to all of the risks of an investment in the underlying Funds.



     Other principal risks of an investment in the Fund include Commodities Risk (value of an underlying Fund's shares may be affected by factors particular to the commodities markets and may fluctuate more than the share value of a fund with a broader range of investments), Smaller Company Risk (greater market risk and liquidity risk resulting from investments by an underlying Fund in companies with smaller capitalizations), Currency Risk (risk that decreases relative to the U.S. dollar in the value of the currency in which a foreign investment of an underlying Fund is denominated or fluctuations in exchange rates may adversely affect the U.S. dollar value of the underlying Fund's investments), Leveraging Risk (increased risks from use of derivatives by an underlying Fund), Liquidity Risk (difficulty in selling investments by an underlying Fund), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty of an underlying Fund), Real Estate Risk (with respect to Real Estate Fund, an underlying Fund that concentrates its assets in real estate-related securities, the risk that factors affecting the real estate industry may cause the value of that Fund's investments to fluctuate more widely than if it invested in securities of companies in a broader range of industries), and Non-Diversification Risk (certain underlying Funds are non-diversified investment companies and therefore a decline in the market value of a particular security held by those Funds may affect their performance more than if they were diversified).

PERFORMANCE
     Because the Fund has not yet completed a full calendar year of operations as of the date of this Prospectus, performance information for the Fund is not included.

FEES AND EXPENSES
     The tables below show the expected cost of investing in the Fund.


   SHAREHOLDER FEES (fees paid directly from your investment)    CLASS III
  ------------------------------------------------------------------------
  Purchase premium (as a percentage of amount invested)          0.04%(1)
  Redemption fee (as a percentage of amount redeemed)            0.04%(1)


 ANNUAL FUND OPERATING EXPENSES


  (expenses that are paid from Fund assets as a percentage of
  average daily net assets)                                      CLASS III
  ------------------------------------------------------------------------
  Management fee                                                 0.00%(2)
  Shareholder service fee                                        0.00%(2)
  Other expenses                                                    %(2)
  Total annual operating expenses                                   %(2)
    Expense reimbursement                                         %(2,3)
  Net annual expenses                                               %(2)
    Fees and expenses of underlying Funds                           %(4)
  Aggregate annual expenses (Fund and underlying Fund
    expenses)                                                       %(4)


(1) See "Purchase Premiums and Redemption Fees" for a more detailed discussion of the Fund's purchase premium and redemption fee, including circumstances under which the Manager may make periodic adjustments to the level of purchase premium and redemption fee and/or waive the purchase premium or redemption fee.


(2) The amounts indicated are annualized and reflect only the direct expenses associated with an investment in the Fund.



(3) The Manager has contractually agreed to reimburse the Fund through at least June 30, 2007 for the Fund's operating expenses (excluding expenses indirectly incurred by investment in underlying Funds and other expenses described on page [ ] of this Prospectus).



(4) The amounts indicated are annualized and based on the indirect net expenses associated with the Fund's investment in underlying Funds for the fiscal year ended February 28, 2006. Actual indirect expenses will vary depending on the particular underlying Funds in which the Fund's portfolio is invested.


EXAMPLE

     This example helps you compare the cost of investing in the Fund (including direct expenses and indirect expenses of the underlying Funds) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.



                                                   IF YOU SELL YOUR SHARES                IF YOU DO NOT SELL YOUR SHARES
                                                   -----------------------                ------------------------------
                                                   1 YEAR*         3 YEARS                1 YEAR*               3 YEARS
                                                   -------         -------                --------              --------
Class III                                            $              $                       $                     $
*After reimbursement

 GMO U.S. EQUITY ALLOCATION FUND                   Fund Inception Date: 12/31/92


 (FORMERLY KNOWN AS GMO U.S. SECTOR FUND)


INVESTMENT OBJECTIVE

     Seeks total return greater than its benchmark.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund is a fund of funds and invests primarily in shares of the U.S. Equity Funds ("underlying Funds"). The Fund is exposed to U.S. equity securities (including both growth and value style equities and equities of any market capitalization). The Fund seeks exposure to the securities in the Wilshire 5000 Stock Index (an independently maintained and published equity index that measures the performance of all U.S.-headquartered equity securities with readily available price data) through its investments in each of the underlying Funds. Under normal circumstances, the Fund invests at least 80% of its assets in equity investments tied economically to the U.S.



     The Manager uses proprietary research and quantitative models to determine the Fund's choice and weighting of the underlying Funds. These models use rolling multi-year forecasts of relative value and risk among the major sectors in the U.S. equity market (large cap value, large cap growth, large cap core, small- and mid-cap value, small- and mid-cap growth, and real estate/REIT) in which the underlying Funds invest.



     The Manager shifts investments in the underlying Funds in response to changes in its investment outlook and market valuations and to accommodate cash flows. There are no limits on the Manager's ability to shift allocations among the underlying Funds.


BENCHMARK

     The Fund's benchmark is the Russell 3000 Index, which is independently maintained and published by the Frank Russell Company. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Those companies represents approximately 98% of the total market capitalization of the U.S. equity market. The Fund seeks to outperform its benchmark by - % per year, net of fees, over a complete market cycle, with low volatility relative to its benchmark.


PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund, including those risks to which the Fund is exposed as a result of its investments in underlying Funds. For a more complete discussion of these risks, see "Description of Principal Risks."


- Market Risk - Equity Securities - Equity securities held by underlying Funds may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the underlying Funds' investments and periods of poor performance.



-Smaller Company Risk - The securities of companies with smaller market capitalizations may trade less frequently and in lesser quantities than more widely held securities, and their value may fluctuate more sharply than those securities.



-Fund of Funds Risk - Because the Fund invests in underlying Funds, a significant risk of an investment in the Fund is the risk that the underlying Funds in which it invests will not perform as expected . In addition, the Fund will indirectly be exposed to all of the risks of an investment in the underlying Funds.



     Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by an underlying Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments), Liquidity Risk (difficulty in selling investments by an underlying Fund), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty of an underlying Fund), Non-Diversification Risk (the Fund and certain underlying Funds are non-diversified investment companies and therefore a decline in the market value of a particular security held by the Fund or an underlying Fund may affect the Fund's performance more than if the Fund or the underlying Fund were diversified), and Real Estate Risk (with respect to Real Estate Fund, an underlying Fund that concentrates its assets in real estate-related securities, the risk that factors affecting the real estate industry may cause the value of that Fund's investments to fluctuate more widely than if it invested in securities of companies in a broader range of industries).

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. Purchase premiums and redemption fees are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative indices do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31
[GRAPH]

                                                                    U.S. EQUITY ALLOCATION FUND (%)
                                                                    -------------------------------
1996                                                                             18.24
1997                                                                             28.64
1998                                                                             11.64
1999                                                                             14.31
2000                                                                              9.84
2001*                                                                             7.27
2002                                                                            -13.24
2003                                                                             31.78
2004                                                                             11.55
2005                                                                              3.21

                        Highest Quarter: 18.06% (2Q2003)
                        Lowest Quarter: -16.54% (3Q2002)

                       Year to Date (as of 3/31/06):   %


                          AVERAGE ANNUAL TOTAL RETURNS

                        Periods Ending December 31, 2005



-----------------------------------------------------------------------------
                                 1 YEAR   5 YEARS*   10 YEARS*   INCEPT.*
-----------------------------------------------------------------------------
 CLASS III                                                       12/31/92
-----------------------------------------------------------------------------
 RETURN BEFORE TAXES             3.12%     7.12%      11.64%       13.52%
-----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                  2.41%     6.39%       6.30%        8.54%
-----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                    2.70%     5.88%       6.84%        8.82%
-----------------------------------------------------------------------------
 RUSSELL 3000 INDEX(a)           6.12%     1.58%       9.20%       10.51%
-----------------------------------------------------------------------------
 RUSSELL 3000 +(b)               6.12%     1.33%       9.50%       10.82%
-----------------------------------------------------------------------------


(a) Fund's benchmark.


(b) The Russell 3000 + is a composite benchmark computed by the Manager, and represents (i) the S&P 500 Index (an index of large capitalization U.S. stocks, independently maintained and published by Standard & Poor's) until February 28, 2003, and (ii) the Russell 3000 Index thereafter, each of which was the Fund's benchmark during the periods indicated.


* The Fund's performance during 2001 was positively affected by approximately 7.50% as a result of the Fund's receipt of proceeds from litigation settlements relating to securities held by the Fund during prior periods and accounted for by the Fund during 2001.

FEES AND EXPENSES
     The tables below show the expected cost of investing in the Fund.


  SHAREHOLDER FEES (fees paid directly from your investment)     CLASS III
  ------------------------------------------------------------------------
  Purchase premium (as a percentage of amount invested)            0.04%(1)
  Redemption fee (as a percentage of amount redeemed)              0.04%(1,2)



  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of
  average daily net assets)                                      CLASS III
  ------------------------------------------------------------------------
  Management fee                                                   0.00%(3)
  Shareholder service fee                                          0.00%(3)
  Other expenses                                                       %(3)
  Total annual operating expenses                                      %(3)
    Expense reimbursement/waiver                                       %(4)
  Net annual expenses                                                  %(3)
    Fees and expenses of underlying Funds                              %(5)
  Aggregate annual expenses (Fund and underlying Fund
    expenses)                                                          %(5)


(1) See "Purchase Premiums and Redemption Fees" for a more detailed discussion of the Fund's purchase premium and redemption fee, including circumstances under which the Manager may make periodic adjustments to the level of purchase premium and redemption fee and/or waive the purchase premium or redemption fee.
(2) Applies only to shares acquired on or after June 30, 2003.
(3) The amounts indicated reflect only the direct expenses associated with an investment in the Fund.

(4) The Manager has contractually agreed to reimburse the Fund with respect to Fund expenses through at least June 30, 2007 for the Fund's operating expenses (excluding expenses indirectly incurred by investment in underlying Funds and other expenses described on page [ ] of this Prospectus).


(5) The amounts indicated are based on the indirect net expenses associated with the Fund's investment in underlying Funds for the fiscal year ended February 28, 2006. Actual indirect expenses will vary depending on the particular underlying Funds in which the Fund's portfolio is invested.



EXAMPLE


     This example helps you compare the cost of investing in the Fund (including direct expenses and indirect expenses of the underlying Funds) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.



                                           IF YOU SELL YOUR SHARES                  IF YOU DO NOT SELL YOUR SHARES
                                    --------------------------------------      --------------------------------------
                                    1 YEAR*   3 YEARS   5 YEARS   10 YEARS      1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                    -------   -------   -------   --------      -------   -------   -------   --------
Class III                             $        $         $         $              $        $         $         $



       * After reimbursement

 GMO ALPHA ONLY FUND                                Fund Inception Date: 7/29/94



INVESTMENT OBJECTIVE


     Seeks to outperform the Fund's benchmark.



PRINCIPAL INVESTMENT STRATEGIES


     The Fund invests primarily in shares of the U.S. Equity Funds and the International Equity Funds (which may include one or more of the Emerging Markets Funds), and also may invest in shares of Emerging Country Debt Fund ("ECDF") (collectively, the "underlying Funds"). In addition, the Fund may invest directly in securities of the type in which those Funds invest. The Fund implements its strategy with either direct or indirect investments in a combination of U.S., foreign, and emerging market equities, and emerging market debt.



     The Manager forecasts returns for a broad range of global asset classes (e.g., foreign equity, U.S. equity, emerging market equity, and emerging market debt) and sub-asset classes (e.g., small-to-mid cap stocks in the foreign equity asset class and quality stocks in the U.S. equity and emerging market equity asset classes), using quantitative models to evaluate current economic and corporate fundamentals in relation to global market prices for each asset class over a rolling multi-year period. Based on these forecasts, the Manager invests in sub-asset classes that it expects to outperform the relevant broader asset class, and seeks to hedge out some or all of the expected return (and foreign currency exposure) of the broader asset class through the use of futures, swap contracts, currency forwards [, and short sales.]



     To the extent that the Fund's hedges are effective, the aggregate performance of the Fund's portfolio is expected to have low correlation with the overall movements of the broader global asset classes in which the Fund invests. Instead, the Fund is expected to perform more like a short-term fixed income fund, with variation in return (alpha) resulting from aggregate outperformance or underperformance of the sub-asset classes in which the Fund invests relative to the relevant broader asset classes.



BENCHMARK


     The Fund's benchmark is the Citigroup 3-Month Treasury Bill Index, an independently maintained and published short-term bill index. The Fund seeks to
outperform its benchmark by   - % per year, net of fees, over a complete market
cycle.



PRINCIPAL RISKS OF INVESTING IN THE FUND


     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund, including those risks to which the Fund is exposed as a result of its investments in the underlying Funds. For a more complete discussion of these risks, see "Description of Principal Risks."



-Market Risk - Equity Securities - Equity securities held by the Fund or underlying Funds may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Manager attempts to offset the movement of the equity markets by establishing hedging positions, but there is no guarantee that the hedging positions will produce the desired results. In addition, as a result of the Fund's hedging positions, the value of the Fund's shares will be adversely affected if the return on the Fund's equity positions is lower than the market returns that are the subject of the Fund's hedging positions.



-Market Risk - Fixed Income Securities - The value of an underlying Fund's fixed income investments will typically decline during periods of rising interest rates.



-Derivatives Risk - The use of derivatives by the Fund or underlying Funds may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit and counterparty risk, and their value may or may not correlate with the value of the relevant underlying asset. The risk to the Fund of using derivatives may be particularly pronounced because the Fund uses various types of exchange-traded and over-the counter derivatives to attempt to hedge out its expected returns and foreign currency exposure.



-Foreign Investment Risk - The value of foreign securities may change more rapidly and to a greater extent than U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment, capital, or exchange control regulations may adversely affect the Fund's or an underlying Fund's foreign investments. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for an underlying Fund's investments in emerging markets, the economies of which tend to be more volatile than the economies of developed countries.



-Fund of Funds Risk - Because the Fund invests in underlying Funds, a significant risk of an investment in the Fund is the risk that the underlying Funds in which it invests will not perform as expected. In addition, the Fund is indirectly exposed to all of the risks of an investment in the underlying Funds.



     Other principal risks of an investment in the Fund include Liquidity Risk (difficulty in selling Fund or underlying Fund investments), Currency Risk (risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's or an underlying Fund's investments denominated in foreign currencies, or that the U.S. dollar declines in value relative to the foreign currency being hedged by the Fund or an underlying Fund), Non-Diversification Risk (the Fund and certain underlying Funds are non-diversified investment companies and therefore a decline in the market value of a particular security held by the Fund or an underlying Fund may affect the Fund's performance more than if the Fund or the underlying Fund were diversified), Leveraging Risk (increased risks from use of derivatives), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty of the Fund or of an underlying Fund), and Real Estate Risk (with respect to Real Estate Fund, an underlying Fund that concentrates its assets in real estate-related securities, the risk that factors affecting the real estate industry may cause the value of that Fund's investments to fluctuate more widely than if it invested securities of companies in a broader range of industries), and [Short Sales Risk (risk that the Fund's loss on a short sale that is not "against the box" is potentially unlimited).] Certain of the above-referenced risks may be more pronounced for the Fund as a result of its investment in ECDF.

PERFORMANCE


     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. Purchase premiums and redemption fees are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.



     The Fund began offering a new class of shares, Class IV, on March 2, 2006. Class IV shares are invested in the same portfolio of securities as Class III shares. Annual returns would differ only to the extent Class IV shares do not have the same expenses as Class III shares.



                      ANNUAL TOTAL RETURN/Class III Shares


                            Years Ending December 31


                                    [GRAPH]


                                       ALPHA ONLY FUND
                                             (%)
                                      ------------------
1995                                          8.03
1996                                          4.09
1997                                         -1.60
1998                                         -7.08
1999                                          1.65
2000                                         19.37
2001                                         15.10
2002                                         11.63
2003                                          2.71
2004                                          2.64
2005                                          4.95



                        Highest Quarter: 8.01% (2Q1999)


                        Lowest Quarter: -4.10% (2Q1998)


                       Year-to-Date (as of 3/31/06):   %



                          AVERAGE ANNUAL TOTAL RETURNS


                        Periods Ending December 31, 2005



----------------------------------------------------------------------------
                                  1 YEAR   5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                      7/29/94
----------------------------------------------------------------------------
 RETURN BEFORE TAXES              4.76%     7.25%      5.06%       5.16%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                   3.71%     6.21%      3.21%       3.43%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND
  SHARES                          3.25%     5.62%      3.17%       3.35%
----------------------------------------------------------------------------
 CITIGROUP 3-MONTH TREASURY BILL
  INDEX                           3.00%     2.21%      3.72%       3.95%
----------------------------------------------------------------------------



FEES AND EXPENSES


     The tables below show, for each class of shares, the expected cost of investing in the Fund.




  SHAREHOLDER FEES (fees paid directly from your investment)     CLASS III   CLASS IV
  -----------------------------------------------------------------------------------
  Purchase premium (as a percentage of amount invested)            0.09%(1)    0.09%(1)
  Redemption fee (as a percentage of amount redeemed)              0.09%(1,2)   0.09%(1,2)



  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of
  average daily net assets)                                      CLASS III   CLASS IV
  -----------------------------------------------------------------------------------
  Management fee                                                   0.50%(3)    0.50%(3)
  Shareholder service fee                                          0.15%(3,4)   0.10%(3,4)
  Other expenses                                                       %(3)        %(3)
  Total annual operating expenses                                      %(5)        %(5)
      Expense reimbursement/waiver                                     %(4,5)       %(4,5)
  Net annual expenses                                                  %(3)        %(3)
      Fees and expenses of underlying Funds                            %(6)        %(6)
  Aggregate annual expenses (Fund and underlying Fund
    expenses)                                                          %(6)        %(6)



(1) See "Purchase Premiums and Redemption Fees" for a more detailed discussion of the Fund's purchase premium and redemption fee, including circumstances under which the Manager may make periodic adjustments to the level of purchase premium and redemption fee and/or waive the purchase premium or redemption fee.


(2) Applies only to shares acquired on or after June 30, 2003.


(3) The amounts indicated reflect only the direct expenses associated with an investment in the Fund.


(4) The Manager will waive the Fund's shareholder service fee to the extent that the aggregate of any direct and indirect shareholder service fees borne by a class of shares of the Fund exceeds the applicable shareholder service fee set forth in the table above.


(5) The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2007 to the extent the Fund's total annual operating expenses (excluding shareholder service fees, expenses indirectly incurred by investment in underlying Funds, custodial fees, and other expenses described on page [ ] of this Prospectus (collectively, "Excluded Fund Fees and Expenses")) exceed 0.50% of the Fund's average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2007 to the extent that the sum of (a) the Fund's total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in underlying Funds (excluding these Funds' Excluded Fund Fees and Expenses and, in the case of ECDF, excluding ECDF's fees and expenses of the independent trustees of the Trust, fees and expenses for legal services not procured or provided by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer (excluding any employee benefits), and investment-related expenses such as brokerage commissions, hedging transaction fees, securities-lending fees and expenses, interest expense, and transfer taxes), exceeds 0.50% of the Fund's average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.50% of the Fund's average daily net assets.


(6) The amounts indicated are based on the indirect net expenses associated with the Fund's investment in underlying Funds for the fiscal year ended February 28, 2006. Actual indirect expenses will vary depending on the particular underlying Funds in which the Fund's portfolio is invested.


EXAMPLE
     This example helps you compare the cost of investing in the Fund (including direct expenses and indirect expenses of the underlying Funds) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                           IF YOU SELL YOUR SHARES                  IF YOU DO NOT SELL YOUR SHARES
                                    --------------------------------------      --------------------------------------
                                    1 YEAR*   3 YEARS   5 YEARS   10 YEARS      1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                    -------   -------   -------   --------      -------   -------   -------   --------
Class III                             $        $         $         $              $        $         $         $
Class IV                              $        $         $         $              $        $         $         $


       * After reimbursement

                         DESCRIPTION OF PRINCIPAL RISKS

     The following chart identifies the Principal Risks associated with each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.


-------------------------------------------------------------------------------------------------------------
                                               U.S. Equity Funds               International Equity Funds
                                       ----------------------------------------------------------------------


                                                                                                                        U.S.
                                          U.S.       TOBACCO-       U.S.                      U.S                    SMALL/MID
                                          CORE         FREE       QUALITY        U.S.      INTRINSIC       U.S.         CAP
                                         EQUITY        CORE        EQUITY       VALUE        VALUE        GROWTH       VALUE
                                          FUND         FUND         FUND         FUND         FUND         FUND         FUND
                                       ----------   ----------   ----------   ----------   ----------   ----------   ----------
-------------------------------------------------------------------------------------------------------------------------------
 Market Risk-Equity Securities             --           --           --           --           --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 Market Risk-Fixed Income Securities
-------------------------------------------------------------------------------------------------------------------------------
 Liquidity Risk                                                                                                          --
-------------------------------------------------------------------------------------------------------------------------------
 Smaller Company Risk                                                                                                    --
-------------------------------------------------------------------------------------------------------------------------------
 Derivatives Risk                          --           --           --           --           --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 Foreign Investment Risk
-------------------------------------------------------------------------------------------------------------------------------
 Currency Risk
-------------------------------------------------------------------------------------------------------------------------------
 Non-Diversification Risk                                            --           --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 Focused Investment Risk                                             --
-------------------------------------------------------------------------------------------------------------------------------
 Real Estate Risk
-------------------------------------------------------------------------------------------------------------------------------
 Leveraging Risk
-------------------------------------------------------------------------------------------------------------------------------
 Credit and Counterparty Risk              --           --           --           --           --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 [Short Sales Risk]
-------------------------------------------------------------------------------------------------------------------------------
 Commodities Risk
-------------------------------------------------------------------------------------------------------------------------------
 Market Disruption and Geopolitical
  Risk                                     --           --           --           --           --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 Large Shareholder Risk                    --           --           --           --           --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 Management Risk                           --           --           --           --           --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 Fund of Funds Risk
-------------------------------------------------------------------------------------------------------------------------------

                                           U.S.                      TAX-         TAX-
                                        SMALL/MID                  MANAGED      MANAGED     INTERNATIONAL   INTERNATIONAL
                                           CAP          REAL         U.S.      SMALL/MID        CORE          INTRINSIC
                                          GROWTH       ESTATE      EQUITIES       CAP          EQUITY           VALUE
                                           FUND         FUND         FUND         FUND          FUND            FUND
                                        ----------   ----------   ----------   ----------   -------------   -------------
--------------------------------------------------------------------------------------------------------------------------
 Market Risk-Equity Securities              --           --           --           --           --              --
-------------------------------------------------------------------------------------------------------------------------------
 Market Risk-Fixed Income Securities
-------------------------------------------------------------------------------------------------------------------------------
 Liquidity Risk                             --                                     --           --              --
-------------------------------------------------------------------------------------------------------------------------------
 Smaller Company Risk                       --                                     --           --              --
-------------------------------------------------------------------------------------------------------------------------------
 Derivatives Risk                           --           --           --           --           --              --
-------------------------------------------------------------------------------------------------------------------------------
 Foreign Investment Risk                                                                        --              --
-------------------------------------------------------------------------------------------------------------------------------
 Currency Risk                                                                                  --              --
-------------------------------------------------------------------------------------------------------------------------------
 Non-Diversification Risk                   --           --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 Focused Investment Risk                                 --
-------------------------------------------------------------------------------------------------------------------------------
 Real Estate Risk                                        --
-------------------------------------------------------------------------------------------------------------------------------
 Leveraging Risk
-------------------------------------------------------------------------------------------------------------------------------
 Credit and Counterparty Risk               --           --           --           --           --              --
-------------------------------------------------------------------------------------------------------------------------------
 [Short Sales Risk]
-------------------------------------------------------------------------------------------------------------------------------
 Commodities Risk
-------------------------------------------------------------------------------------------------------------------------------
 Market Disruption and Geopolitical
  Risk                                      --           --           --           --           --              --
-------------------------------------------------------------------------------------------------------------------------------
 Large Shareholder Risk                     --           --           --           --           --              --
-------------------------------------------------------------------------------------------------------------------------------
 Management Risk                            --           --           --           --           --              --
-------------------------------------------------------------------------------------------------------------------------------
 Fund of Funds Risk
-------------------------------------------------------------------------------------------------------------------------------

                                                                                    CURRENCY
                                        INTERNATIONAL                DEVELOPED       HEDGED                     FOREIGN
                                           GROWTH         GLOBAL       WORLD      INTERNATIONAL                  SMALL
                                           EQUITY         GROWTH       STOCK         EQUITY        FOREIGN     COMPANIES
                                            FUND           FUND         FUND          FUND           FUND         FUND
                                        -------------   ----------   ----------   -------------   ----------   ----------
--------------------------------------------------------------------------------------------------------------------------
 Market Risk-Equity Securities              --              --           --           --              --           --
-------------------------------------------------------------------------------------------------------------------------------
 Market Risk-Fixed Income Securities
-------------------------------------------------------------------------------------------------------------------------------
 Liquidity Risk                             --              --           --           --              --           --
-------------------------------------------------------------------------------------------------------------------------------
 Smaller Company Risk                       --                                                        --           --
-------------------------------------------------------------------------------------------------------------------------------
 Derivatives Risk                           --              --           --           --              --           --
-------------------------------------------------------------------------------------------------------------------------------
 Foreign Investment Risk                    --              --           --           --              --           --
-------------------------------------------------------------------------------------------------------------------------------
 Currency Risk                              --              --           --           --              --           --
-------------------------------------------------------------------------------------------------------------------------------
 Non-Diversification Risk                                   --           --           --              --
-------------------------------------------------------------------------------------------------------------------------------
 Focused Investment Risk
-------------------------------------------------------------------------------------------------------------------------------
 Real Estate Risk
-------------------------------------------------------------------------------------------------------------------------------
 Leveraging Risk
-------------------------------------------------------------------------------------------------------------------------------
 Credit and Counterparty Risk               --              --           --           --              --           --
-------------------------------------------------------------------------------------------------------------------------------
 [Short Sales Risk]
-------------------------------------------------------------------------------------------------------------------------------
 Commodities Risk
-------------------------------------------------------------------------------------------------------------------------------
 Market Disruption and Geopolitical
  Risk                                      --              --           --           --              --           --
-------------------------------------------------------------------------------------------------------------------------------
 Large Shareholder Risk                     --              --           --           --              --           --
-------------------------------------------------------------------------------------------------------------------------------
 Management Risk                            --              --           --           --              --           --
-------------------------------------------------------------------------------------------------------------------------------
 Fund of Funds Risk                                                                   --
-------------------------------------------------------------------------------------------------------------------------------

                                                                                      TAX-
                                        INTERNATIONAL                                MANAGED
                                            SMALL        EMERGING     EMERGING    INTERNATIONAL
                                          COMPANIES      MARKETS     COUNTRIES      EQUITIES
                                            FUND           FUND         FUND          FUND
                                        -------------   ----------   ----------   -------------
--------------------------------------------------------------------------------------------------------------------------
 Market Risk-Equity Securities              --              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 Market Risk-Fixed Income Securities
-------------------------------------------------------------------------------------------------------------------------------
 Liquidity Risk                             --              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 Smaller Company Risk                       --              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 Derivatives Risk                           --              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 Foreign Investment Risk                    --              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 Currency Risk                              --              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 Non-Diversification Risk                                   --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 Focused Investment Risk                                    --           --
-------------------------------------------------------------------------------------------------------------------------------
 Real Estate Risk
-------------------------------------------------------------------------------------------------------------------------------
 Leveraging Risk
-------------------------------------------------------------------------------------------------------------------------------
 Credit and Counterparty Risk               --              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 [Short Sales Risk]
-------------------------------------------------------------------------------------------------------------------------------
 Commodities Risk
-------------------------------------------------------------------------------------------------------------------------------
 Market Disruption and Geopolitical
  Risk                                      --              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 Large Shareholder Risk                     --              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 Management Risk                            --              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 Fund of Funds Risk
-------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                     Fixed Income Funds           Asset Allocation Funds
                                            ----------------------------------------------------------------


                                                                                         CURRENCY
                                                                                          HEDGED
                                                             CORE                      INTERNATIONAL                 EMERGING
                                              DOMESTIC       PLUS      INTERNATIONAL      EQUITY         GLOBAL      COUNTRY
                                                BOND         BOND          BOND            BOND           BOND         DEBT
                                                FUND         FUND          FUND            FUND           FUND         FUND
                                             ----------   ----------   -------------   -------------   ----------   ----------
------------------------------------------------------------------------------------------------------------------------------
 Market Risk-Equity Securities
------------------------------------------------------------------------------------------------------------------------------
 Market Risk-Fixed Income Securities             --           --           --              --              --           --
------------------------------------------------------------------------------------------------------------------------------
 Liquidity Risk                                  --           --           --              --              --           --
------------------------------------------------------------------------------------------------------------------------------
 Smaller Company Risk
------------------------------------------------------------------------------------------------------------------------------
 Derivatives Risk                                --           --           --              --              --           --
------------------------------------------------------------------------------------------------------------------------------
 Foreign Investment Risk                                      --           --              --              --           --
------------------------------------------------------------------------------------------------------------------------------
 Currency Risk                                                --           --              --              --           --
------------------------------------------------------------------------------------------------------------------------------
 Non-Diversification Risk                        --           --           --              --              --           --
------------------------------------------------------------------------------------------------------------------------------
 Focused Investment Risk                         --           --           --              --              --           --
------------------------------------------------------------------------------------------------------------------------------
 Real Estate Risk
------------------------------------------------------------------------------------------------------------------------------
 Leveraging Risk                                 --           --           --              --              --           --
------------------------------------------------------------------------------------------------------------------------------
 Credit and Counterparty Risk                    --           --           --              --              --           --
------------------------------------------------------------------------------------------------------------------------------
 [Short Sales Risk]
------------------------------------------------------------------------------------------------------------------------------
 Commodities Risk
------------------------------------------------------------------------------------------------------------------------------
 Market Disruption and Geopolitical Risk         --           --           --              --              --           --
------------------------------------------------------------------------------------------------------------------------------
 Large Shareholder Risk                          --           --           --              --              --           --
------------------------------------------------------------------------------------------------------------------------------
 Management Risk                                 --           --           --              --              --           --
------------------------------------------------------------------------------------------------------------------------------
 Fund of Funds Risk                              --           --           --              --              --
------------------------------------------------------------------------------------------------------------------------------


                                               EMERGING                   SHORT-
                                               COUNTRY       SHORT-      DURATION    INFLATION    BENCHMARK-   INTERNATIONAL
                                                 DEBT       DURATION    COLLATERAL    INDEXED        FREE         EQUITY
                                                SHARE      INVESTMENT     SHARE         BOND      ALLOCATION    ALLOCATION
                                                 FUND         FUND         FUND         FUND         FUND          FUND
                                              ----------   ----------   ----------   ----------   ----------   -------------
------------------------------------------------------------------------------------------------------------------------------
 Market Risk-Equity Securities                                                                        --           --
------------------------------------------------------------------------------------------------------------------------------
 Market Risk-Fixed Income Securities              --           --           --           --           --           --
------------------------------------------------------------------------------------------------------------------------------
 Liquidity Risk                                   --           --           --           --           --           --
------------------------------------------------------------------------------------------------------------------------------
 Smaller Company Risk                                                                                 --           --
------------------------------------------------------------------------------------------------------------------------------
 Derivatives Risk                                 --           --           --           --           --           --
------------------------------------------------------------------------------------------------------------------------------
 Foreign Investment Risk                          --           --           --           --           --           --
------------------------------------------------------------------------------------------------------------------------------
 Currency Risk                                    --                                                  --           --
------------------------------------------------------------------------------------------------------------------------------
 Non-Diversification Risk                         --           --           --           --           --           --
------------------------------------------------------------------------------------------------------------------------------
 Focused Investment Risk                          --           --           --           --
------------------------------------------------------------------------------------------------------------------------------
 Real Estate Risk
------------------------------------------------------------------------------------------------------------------------------
 Leveraging Risk                                  --                                     --           --           --
------------------------------------------------------------------------------------------------------------------------------
 Credit and Counterparty Risk                     --           --           --           --           --           --
------------------------------------------------------------------------------------------------------------------------------
 [Short Sales Risk]
------------------------------------------------------------------------------------------------------------------------------
 Commodities Risk                                                                                     --           --
------------------------------------------------------------------------------------------------------------------------------
 Market Disruption and Geopolitical Risk          --           --           --           --           --           --
------------------------------------------------------------------------------------------------------------------------------
 Large Shareholder Risk                           --           --           --           --           --           --
------------------------------------------------------------------------------------------------------------------------------
 Management Risk                                  --           --           --           --           --           --
------------------------------------------------------------------------------------------------------------------------------
 Fund of Funds Risk                               --           --           --           --           --           --
------------------------------------------------------------------------------------------------------------------------------


                                                GLOBAL       GLOBAL                         WORLD
                                               BALANCED     (U.S.+)       STRATEGIC     OPPORTUNITIES
                                                ASSET        EQUITY     OPPORTUNITIES      EQUITY       U.S. EQUITY     ALPHA
                                              ALLOCATION   ALLOCATION    ALLOCATION      ALLOCATION     ALLOCATION       ONLY
                                                 FUND         FUND          FUND            FUND           FUND          FUND
                                              ----------   ----------   -------------   -------------   -----------   ----------
------------------------------------------------------------------------------------------------------------------------------
 Market Risk-Equity Securities                    --           --           --              --              --            --
------------------------------------------------------------------------------------------------------------------------------
 Market Risk-Fixed Income Securities              --           --           --              --                            --
------------------------------------------------------------------------------------------------------------------------------
 Liquidity Risk                                   --           --           --              --              --            --
------------------------------------------------------------------------------------------------------------------------------
 Smaller Company Risk                             --           --           --              --              --
------------------------------------------------------------------------------------------------------------------------------
 Derivatives Risk                                 --           --           --              --              --            --
------------------------------------------------------------------------------------------------------------------------------
 Foreign Investment Risk                          --           --           --              --                            --
------------------------------------------------------------------------------------------------------------------------------
 Currency Risk                                    --           --           --              --                            --
------------------------------------------------------------------------------------------------------------------------------
 Non-Diversification Risk                         --           --           --              --              --            --
------------------------------------------------------------------------------------------------------------------------------
 Focused Investment Risk
------------------------------------------------------------------------------------------------------------------------------
 Real Estate Risk                                 --           --           --              --              --            --
------------------------------------------------------------------------------------------------------------------------------
 Leveraging Risk                                  --           --           --              --                            --
------------------------------------------------------------------------------------------------------------------------------
 Credit and Counterparty Risk                     --           --           --              --              --            --
------------------------------------------------------------------------------------------------------------------------------
 [Short Sales Risk]                                                                                                       --
------------------------------------------------------------------------------------------------------------------------------
 Commodities Risk                                 --           --           --              --
------------------------------------------------------------------------------------------------------------------------------
 Market Disruption and Geopolitical Risk          --           --           --              --              --            --
------------------------------------------------------------------------------------------------------------------------------
 Large Shareholder Risk                           --           --           --              --              --            --
------------------------------------------------------------------------------------------------------------------------------
 Management Risk                                  --           --           --              --              --            --
------------------------------------------------------------------------------------------------------------------------------
 Fund of Funds Risk                               --           --           --              --              --            --
------------------------------------------------------------------------------------------------------------------------------

     Factors that may affect a particular Fund's portfolio as a whole are called "principal risks" and are summarized in this section. This summary describes the nature of these principal risks and certain related risks, but is not intended to include every potential risk. All Funds could be subject to additional risks because the types of investments made by each Fund may change over time. The SAI includes more information about the Funds and their investments.


     With respect to each Fund that invests in one or more other GMO Funds (as indicated in each such Fund's "Principal investment strategies" above), the Fund is exposed to all the risks of investments in the other GMO Funds' portfolios. Therefore, unless otherwise noted herein, the principal risks summarized below include both direct and indirect principal risks of the Fund, and, as indicated in "Fund Summaries" above, references in this section to investments made by the Fund include those made both directly by the Fund and indirectly by the Fund through another GMO Fund.


     - MARKET RISK. All of the Funds are subject to market risk, which is the risk of unfavorable changes in the value of the securities owned by a Fund. General market risks associated with investments in equity and fixed income securities include the following:

     EQUITY SECURITIES. A principal risk of each Fund that has a significant investment in equity securities is that those securities will decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Equity securities may decline in value for a number of reasons that directly relate to the issuing company, such as management performance, financial leverage, and reduced demand for the issuer's goods or services. They also may decline in value due to factors that affect a particular industry or industries, such as labor shortages, increased production costs, or competitive conditions within an industry. In addition, they may decline in value due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally.

     The U.S. Equity Funds, International Equity Funds, and some Asset Allocation Funds invest a substantial portion of their assets in equities and generally do not attempt to time the market. Thus, declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of their investments and periods of poor performance.


     Value Securities Risk. Some Funds purchase equity securities (generally referred to as "value securities") primarily because they are selling at prices below what the Manager believes to be their fundamental value and not necessarily because the issuing companies are expected to experience significant earnings growth. The Funds bear the risk that the companies that issued these securities may not overcome the adverse business developments or other factors causing their securities to be underpriced or that the market may never come to recognize their fundamental value. Since the Manager uses value criteria across the Funds, these risks apply to all of the equity funds described in this Prospectus. The risks are particularly pronounced for the U.S. Value Fund, U.S. Small/Mid Cap Value Fund, U.S. Intrinsic Value Fund, International Intrinsic Value Fund, Foreign Fund, and Foreign Small Companies Fund, which invest primarily in value securities.



     Growth Securities Risk. Some Funds purchase equity securities (generally referred to as "growth securities") primarily because the Manager believes that they will experience relatively rapid earnings growth. Growth securities typically trade at higher multiples of current earnings than other securities. Growth securities are often more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. At times when the market is concerned that these expectations may not be met, the prices of growth securities typically fall. All of the Funds that invest in equity securities are subject to these risks, but these risks are particularly pronounced for the U.S. Growth Fund, International Growth Equity Fund, Global Growth Fund, and U.S. Small/Mid Cap Growth Fund, which invest primarily in growth securities.



     FIXED INCOME SECURITIES. A principal risk of each Fund (e.g., the Fixed Income Funds and certain Asset Allocation Funds) that has a significant investment in fixed income securities (including bonds, notes, synthetic fixed income securities, and asset-backed securities) is that the value of those securities typically changes as interest rates fluctuate. During periods of rising interest rates, fixed income securities generally decline in value. Conversely, during periods of falling interest rates, fixed income securities generally rise in value. This kind of market risk, also called "interest rate risk," is generally greater for Funds investing in fixed income securities with longer maturities and portfolios with longer durations. Thus, this risk is greatest for Funds with longer durations (i.e., that invest in fixed income securities with longer maturities), although it is present, but to a lesser extent, in Short-Duration Investment Fund and Short-Duration Collateral Share Fund.



     In addition, the value of inflation-indexed bonds, which are fixed income securities or other instruments whose principal value is periodically adjusted according to the rate of inflation, is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Conversely, if inflation increases at a faster rate than nominal interest rates, real interest rates may fall, leading to an increase in value of inflation-indexed bonds. There can be no assurance, however, that the value of the inflation-indexed bonds will be directly correlated to changes in interest rates. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value of inflation-indexed bonds. If interest rates rise for reasons other than inflation, a Fund's investments in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

     In addition, if the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Thus, it cannot be known with certainty what the interest payments on these bonds will be. Moreover, repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, however, the adjusted principal value of the bond repaid at maturity may be less than the original principal. These risks are particularly pronounced for Inflation Indexed Bond Fund, which primarily invests in inflation-indexed bond investments.



     An additional type of market risk exists for Funds investing to a significant extent in asset-backed securities. Those securities may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit card receivables. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as "collateralized debt obligations"). Payment of interest and repayment of principal on asset-backed securities largely depends on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with investments in asset-backed securities depends on many factors, including the deal structure (i.e., determination as to the required amount of underlying assets or other support needed to produce the cash flows necessary to service interest and principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default in payment of the obligations, and the obligations in default exceed the credit support. The underlying obligations also are subject to unscheduled prepayment, particularly during periods of falling interest rates. A Fund may be unable to invest the prepaid proceeds in an investment that provides as high a yield as the asset-backed security. Asset-backed securities also may be collateralized by the fees earned by service providers.



     The value of asset-backed securities may depend on the servicing of the underlying asset and is, therefore, subject to risks associated with the negligence or defalcation of their servicers. In some circumstances, the mishandling of related documentation also may affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets. The risks associated with asset-backed securities are particularly pronounced for the Domestic Bond Fund, Global Bond Fund, International Bond Fund, Currency Hedged International Bond Fund, Core Plus Bond Fund, Inflation Indexed Bond Fund, Short-Duration Investment Fund, and Short-Duration Collateral Share Fund, each of which may have significant exposure to asset-backed securities. These Funds are also subject to certain risks related to investing in asset-backed securities backed by different types of consumer debt (e.g., credit card receivables, automobile loans, educational loans, and home equity loans). See "Focused Investment Risk" below for a discussion of these risks and the Funds for which these risks are particularly pronounced.



     Most of the Fixed Income Funds also may invest in debt securities paying no interest, such as zero coupon, principal-only and interest-only securities, and, to the extent they make such investments, those Funds will be exposed to additional market risk.



     - LIQUIDITY RISK. A Fund is exposed to liquidity risk when limited trading volume, lack of a market maker, or legal restrictions impair the Fund's ability to sell particular securities or close derivative positions at an advantageous price. All of the Funds are subject to liquidity risk. Funds with principal investment strategies that involve the use of derivatives (in particular over-the-counter ("OTC") derivatives) and/or investment in securities of companies with smaller market capitalizations, foreign securities (in particular emerging market securities), or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. These types of investments, including derivatives, are more likely to be fair valued (see "Determination of Net Asset Value"). Liquidity risk also may exist when a Fund has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements or closing a short position).



     This risk is particularly pronounced for the Emerging Country Debt Fund and Emerging Country Debt Share Fund, which primarily make investments in sovereign debt of emerging countries, and for Emerging Markets Fund, Emerging Countries Fund, Foreign Small Companies Fund, and International Small Companies Fund, which make (or may make) investments in emerging market securities that are not widely traded and that may be subject to purchase and sale restrictions and in securities of companies with smaller market capitalizations that may trade less frequently and in lesser quantities than more widely held securities. See "Smaller Company Risk" and "Foreign Investment Risk" below for more information on risks associated with securities of companies with smaller market capitalizations and emerging market securities.



     In addition, Short-Duration Collateral Share Fund invests substantially all of its assets, and Short-Duration Investment Fund may invest a substantial portion of its assets, in Short-Duration Collateral Fund. Short-Duration Collateral Fund, in turn, invests in high quality fixed income securities, in particular asset-backed securities, that may be less liquid than the high quality debt instruments in the Funds' benchmark (JPMorgan U.S. 3 Month Cash Index). As a result, the Funds' underlying investments may not be as liquid as those of a money market fund or other high quality fixed income fund investing primarily in high quality debt instruments similar to those included in the Funds' benchmark.



     - SMALLER COMPANY RISK. Market risk and liquidity risk are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets, or financial resources or they may depend on a few key employees. In addition, the securities of companies with smaller market capitalizations are less widely held than the securities of companies with larger market capitalizations. The securities of companies with smaller market capitalizations may trade less frequently and in lesser quantities than more widely held securities, and their value may fluctuate more sharply than those securities. They also may trade in the OTC market or on a regional exchange, or may otherwise have limited liquidity. Investments in less seasoned companies with smaller market capitalizations may present greater opportunities for growth and capital appreciation, but also involve greater risks than customarily are associated with more established companies with larger market capitalizations. These risks apply to all Funds that invest in the securities of companies with smaller market capitalizations, but are particularly pronounced for the U.S. Small/Mid Cap Value Fund, U.S. Small/Mid Cap Growth Fund, Tax-Managed Small/Mid Cap Fund, International Small Companies Fund and Foreign Small Companies Fund all of which make investments primarily in companies with smaller market capitalizations. These risks are also particularly pronounced for Emerging Markets Fund and Emerging Countries Fund, which may buy securities that have smaller market capitalizations than those in their benchmarks.



     - DERIVATIVES RISK. All of the Funds may invest in derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices. Derivatives may relate to securities, interest rates, currencies or currency exchange rates, inflation rates, commodities, and related indices. The Funds may use derivatives for many purposes, including hedging and as a substitute for direct investment in securities or other assets. The Funds also may use derivatives as a way to adjust efficiently the exposure of the Funds to various securities, markets, and currencies without the Funds' actually having to sell existing investments and make new investments. This generally is done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of Fund assets and making new investments over time. For a description of the various derivative instruments a Fund may utilize, refer to the SAI.



     The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of derivative instruments exposes a Fund to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty or may obtain the other party's consent to assign the transaction to a third party. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the Fund will succeed in enforcing its contractual rights. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund when the Fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation. Although the Manager intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. To the extent a Fund contracts with a limited number of counterparties, the Fund's risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.



     Derivatives also are subject to a number of risks described elsewhere in this section, including market risk, liquidity risk, and credit and counterparty Risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to hedge or closely track. The use of derivatives also may increase the taxes payable by shareholders.


     Suitable derivative transactions may not be available in all circumstances. In addition, the Manager may determine not to use derivatives to hedge or otherwise reduce risk exposure.


     While all of the Funds are subject to these risks to the extent they use derivatives, the risks of derivatives may be particularly pronounced for Currency Hedged International Equity Fund and Currency Hedged International Bond Fund, which make frequent use of currency forwards, and for Alpha Only Fund, which uses derivatives to attempt to hedge out its expected returns and foreign currency exposure. In addition, these risks may be particularly pronounced for the Fixed Income Funds (except Short-Duration Investment Fund and Short-Duration Collateral Share Fund), which may use derivatives directly or indirectly (through investment in other GMO Funds) as an integral part of their investment programs. In implementing the Fixed Income Funds' investment programs, the Manager may use a variety of exchange-traded and OTC derivatives to create synthetic exposure to fixed income securities (instead of directly investing in such securities), hedge a Fund's foreign currency exposure back to the U.S. dollar, and/or to achieve additional returns by investing in global interest rate, currency, and/or emerging country debt markets. In particular, Core Plus Bond Fund, International Bond Fund, Currency Hedged International Bond Fund, Global Bond Fund, Emerging Country Debt Fund, and Emerging Country Debt Share Fund may use directly or indirectly various types of swap contracts, including credit default swaps, total return swaps, and interest rate swaps, to a significant extent. Swap contracts can be difficult to value, are highly susceptible to liquidity risk (see "Liquidity Risk" above) and credit and counterparty risk (see "Credit and Counterparty Risk" below), and are subject to documentation risks (as described above). In particular, credit default swaps, which involve one party paying another party for the right to receive a specified return in the event of a default by a third party (e.g., a corporate or sovereign issuer) on a particular obligation, involve special risks because they generally only require payment in the event of an actual default (as opposed to a credit downgrade or other indication of financial difficulty). In addition, when as an alternative to purchasing bonds directly, a Fund uses credit default swaps to obtain synthetic long exposure to corporate or sovereign debt, the Fund is exposed to the risk that it will be required to pay the notional value of the swap contract in the event of a default. There can be no assurance that a Fund's use of derivatives will be effective or will have the desired results.



     - FOREIGN INVESTMENT RISK. Funds that invest in foreign (non-U.S.) securities are subject to additional and more varied risks because the value of those securities may change more rapidly and to a greater degree than U.S. securities. The securities markets of many foreign countries are relatively small, involving securities of a limited number of companies in a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Foreign portfolio transactions generally involve higher commission rates, transfer taxes, and custodial costs, and holders of foreign securities may be subject to foreign taxes on dividends and interest payable on those securities. Also, for investments in lesser developed countries, nationalization, expropriation or confiscatory taxation, adverse changes in investment, capital, or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political changes, or diplomatic developments could adversely affect the Fund. In the event of a nationalization, expropriation, or other confiscation, a Fund could lose its entire investment in a foreign security.



     Foreign investment risk is a principal risk of each Fund that invests to a material extent in foreign securities. This risk is particularly pronounced for the International Equity Funds, International Bond Fund, Currency Hedged International Bond Fund, Global Bond Fund, Emerging Country Debt Fund, Emerging Country Debt Share Fund, and Alpha Only Fund, which normally invest a significant portion of their assets in foreign securities, and for Core Plus Bond Fund, which may seek additional returns, in part, by investing in foreign bonds. Some of these risks are also applicable to the U.S. Equity Funds because they may invest a portion of their assets in securities of foreign issuers traded in the U.S.



     In addition, Funds that invest a significant portion of their assets in the securities of issuers based in countries with "emerging market" economies are subject to more foreign investment risk than Funds investing primarily in more developed foreign markets. These risks include: high currency exchange rate fluctuations; increased risk of default (including both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a Fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques; the fact that companies in emerging market countries may be newly organized and may be smaller; the difference in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; difficulties in obtaining and/or enforcing legal judgments; and significantly smaller market capitalizations of issuers. These risks are particularly pronounced for Emerging Markets Fund and Emerging Countries Fund, which typically invest most of their assets in equity securities of emerging market issuers, and Emerging Country Debt Fund and Emerging Country Debt Share Fund, which invest primarily in sovereign debt of emerging countries. Foreign Small Companies Fund, Foreign Fund, International Small Companies Fund, Tax-Managed International Equities Fund, Core Plus Bond Fund, International Bond Fund, Currency Hedged International Bond Fund, Global Bond Fund, and Alpha Only Fund, each of which may invest to a material extent in securities of emerging market issuers, are also subject to increased foreign investment risk.



     - CURRENCY RISK. Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of a Fund's investments. Currency risk includes both the risk that currencies in which a Fund's investments are traded and/or in which a Fund receives income, or currencies in which a Fund has taken an active investment position will decline in value relative to the U.S. dollar. In the case of hedging positions, currency risk includes the risk that the U.S. dollar will decline in value relative to the foreign currency being hedged. Foreign currency exchange rates may fluctuate significantly for many reasons, including changes in supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks, or supranational agencies such as the International Monetary Fund, and currency controls or other political developments in the U.S. or abroad.



     Many of the Funds hedge currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the Fund owns, wants to own, or is exposed to through its investments. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the Fund could lose money on its investment and also lose money on the hedge. Many of the Funds also take active currency positions and hedge the currency exposure of the securities in which they have invested. As a result, their currency exposure may differ (in some cases significantly) from the currency exposure of those securities.



     All Funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Currency risk is particularly pronounced for the International Equity Funds (except for Currency Hedged International Equity Fund), Core Plus Bond Fund, International Bond Fund, and Global Bond Fund, which regularly enter into derivative foreign currency transactions and take active long and short currency positions through exchange-traded and OTC foreign currency instruments for investment purposes. Derivative transactions in foreign currencies (such as futures, forwards, options and swaps) may involve leveraging risk in addition to currency risk, as described below under "Leveraging Risk."



     - NON-DIVERSIFICATION RISK. Investing in securities of many different issuers can reduce overall risk, while investing in securities of a small number of issuers can increase it. The U.S. Quality Equity Fund, U.S. Value Fund, U.S. Growth Fund, U.S. Small/Mid Cap Growth Fund, Real Estate Fund, Tax-Managed U.S. Equities Fund, Tax-Managed Small/Mid Cap Fund, U.S.

Equity Allocation Fund, Currency Hedged International Equity Fund, Developed World Stock Fund, Foreign Fund, Emerging Markets Fund, Emerging Countries Fund, Tax-Managed International Equities Fund, U.S. Intrinsic Value Fund, Global Growth Fund, Alpha Only Fund, and all of the Fixed Income Funds are not "diversified" investment companies within the meaning of the Investment Company Act of 1940 (the "1940 Act"). This means they are allowed to invest in the securities of a relatively small number of issuers and/or foreign currencies. As a result, credit, market, and other risks associated with their investment strategies or techniques may be more pronounced than if they were "diversified."



     In addition, each of the Core Plus Bond Fund, International Bond Fund, Currency Hedged International Bond Fund, and Global Bond Fund may invest a portion of its assets, and Emerging Country Debt Share Fund invests substantially all of its assets, in shares of the Emerging Country Debt Fund, which is not a diversified investment company within the meaning of the 1940 Act. Short-Duration Collateral Share Fund invests substantially all of its assets in shares of Short-Duration Collateral Fund. In addition, all of the other Fixed Income Funds (other than Emerging Country Debt Fund and Emerging Country Debt Share Fund) may invest without limitation in shares of Short-Duration Collateral Fund and/or World Opportunity Overlay Fund, and all of the Asset Allocation Funds (except U.S. Equity Allocation Fund and Alpha Only
Fund) may invest without limitation in shares of Alternative Asset Opportunity Fund. These underlying Funds are non-diversified investment companies within the meaning of the 1940 Act, and their securities are offered through separate private placement memoranda. Please refer to "Investment in GMO Funds Offered Through Separate Prospectuses and Private Placement Memoranda" for information regarding certain risks and other information relating to Alternative Asset Opportunity Fund, Short-Duration Collateral Fund, and World Opportunity Overlay Fund. Except as otherwise noted in the sections of this Prospectus entitled "Principal investment strategies," each of the Asset Allocation Funds may invest without limitation in Funds that are not diversified.


     - FOCUSED INVESTMENT RISK. Geographic, industry, or company diversification can reduce overall risk, and concentration of investments in a limited number of countries, geographic regions, or companies or in industries with high positive correlations to one another can increase overall risk. Therefore, Funds whose investments are focused in particular countries, regions, or companies or in industries with high positive correlations to one another (e.g., different industries within broad sectors, such as technology or financial services) should only be considered as part of a diversified portfolio that includes other investments.


     A Fund that focuses its investments in securities of issuers in industries with high positive correlations to one another may be particularly vulnerable to events affecting companies in those industries because the companies may share common characteristics, are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political, or other developments. This risk is particularly pronounced for the Real Estate Fund, which invests a substantial portion of its assets in real estate-related industries. See also "Real Estate Risk" below. This risk is also particularly pronounced for Domestic Bond Fund, Short-Duration Investment Fund, and Short-Duration Collateral Share Fund because they may have significant indirect exposure to asset-backed securities secured by different types of consumer debt that may have strong positive correlations to one another, meaning that their value may be impaired by similar economic conditions (e.g., an increase in personal bankruptcies could reduce the value of asset-backed securities secured by credit card receivables, automobile loans, educational loans, and home equity loans), which, in turn, may have a significant adverse effect on the Funds. Other Fixed Income Funds for which the risks associated with asset-backed securities are particularly pronounced are also subject to these risks. See "Market Risk -- Fixed Income Securities" above for further discussion of the risks associated with asset-backed securities and the Funds for which the risks associated with asset-backed securities are particularly pronounced.



     Similarly, Funds that invest a significant portion of their assets in investments tied economically to a particular geographic region or foreign country have more exposure to regional and country economic risks than Funds making foreign investments throughout the world's economies. The political and economic prospects of one country or group of countries within the same geographic region may impact other countries in that region. In addition, a recession, debt crisis, or decline in currency valuation in one country within the same region can spread to other countries in that region. Furthermore, to the extent a Fund invests in the debt or equity securities of companies located in a particular geographic region or foreign country, it may be particularly vulnerable to events affecting companies located in that region or country because those companies may share common characteristics, are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political, or other developments. This risk is present for Emerging Markets Fund, Emerging Countries Fund, Emerging Country Debt Fund, and Emerging Country Debt Share Fund.



     A Fund that invests a significant portion of its assets in the securities of a relatively few companies is particularly exposed to adverse developments affecting those companies. This risk is present for U.S. Quality Equity Fund.



     - REAL ESTATE RISK. Because a fundamental policy of the Real Estate Fund is to concentrate its assets in real-estate related securities, the value of the Fund's portfolio can be expected to change in light of factors affecting the real estate industry, and may fluctuate more than the value of a portfolio that consists of securities of companies in a broader range of industries. Factors affecting real estate values include the supply of real property in particular markets, changes in zoning laws, completion of construction, changes in property taxes, levels of occupancy, rent levels, and local and regional markets for competing asset classes. The value of real-estate related securities also may be affected by changes in interest rates and social and economic trends. REITs are also dependent on cash flow from their investments and are subject to defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and/or to maintain exempt status under the 1940 Act.

     - LEVERAGING RISK. A Fund's use of reverse repurchase agreements and other derivatives and the lending of its portfolio securities may cause its portfolio to be leveraged. Leverage increases a Fund's portfolio losses when the value of its investments declines. A Fund's portfolio may be leveraged temporarily if it borrows money to meet redemption requests and/or to settle investment transactions.



     The net long exposure of each U.S. and International Equity Fund and Alpha Only Fund (including direct investment in securities and long derivative positions in securities and/or "baskets" or indexes of securities (such as swap contracts and futures contracts)) typically will not exceed 100% of the Fund's net assets. However, occasionally a large redemption may result in a temporary net long exposure of over 100% of a Fund's net assets. U.S. and International Equity Funds and Alpha Only Fund may manage some of their derivatives positions by maintaining cash or liquid securities with a value equal to the face value of those positions. U.S. and International Equity Funds and Alpha Only Fund also may manage market exposure by offsetting derivatives positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, any such Fund may perform as if it were leveraged.



     The Fixed Income Funds are not limited in the extent to which they may use derivatives. As a result, their net long exposure may exceed 100% of their net assets. Leveraging risk is particularly pronounced for Emerging Country Debt Fund and Emerging Country Debt Share Fund. However, the Manager seeks to manage the effective market exposure of these Funds relative to their benchmark.


     - CREDIT AND COUNTERPARTY RISK. This is the risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contract, or a borrower of the Fund's securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.

     Credit risk associated with investments in fixed income securities relates to the ability of the issuer to make scheduled payments of principal and interest. The Funds that invest in fixed income securities are subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the value of the Fund's portfolio and its income. Nearly all fixed income securities are subject to some credit risk. The risk varies depending upon whether the issuers of the securities are corporations or domestic or foreign governments or their sub-divisions or instrumentalities. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation, or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation ("Freddie Mac"), Federal National Mortgage Association ("Fannie Mae"), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by Congressional appropriations, and their fixed income securities, including asset-backed and mortgage-backed securities, are neither guaranteed nor insured by the U.S. government. These securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). Asset-backed securities, whose principal and interest payments are supported by pools of other assets, such as credit card receivables and automobile loans, are subject to further risks, including the risk that the obligors of the underlying assets default on their obligations. See "Market Risk -- Fixed Income Securities" above for a discussion of these risks and the Funds for which the risks associated with asset-backed securities are particularly pronounced.

     Funds that invest in below investment grade securities (also called junk bonds), which are fixed income securities rated lower than Baa3 by Moody's or BBB- by S&P or determined by the Manager to be of comparable quality to securities so rated, are subject to increased credit risk. The sovereign debt of many foreign governments, including their sub-divisions and instrumentalities, falls into this category. Junk bonds offer the potential for higher investment returns than higher-rated securities. However, junk bonds are often less liquid than higher quality securities. In addition, the continuing ability of issuers of junk bonds to meet principal and interest payments is considered speculative, and they are more susceptible to real or perceived adverse economic and competitive industry conditions. Accordingly, Emerging Country Debt Fund and Emerging Country Debt Share Fund, which typically invest most of their assets in below investment grade securities, are subject to substantial credit risk. In addition, Global Bond Fund, International Bond Fund, Currency Hedged International Bond Fund, and Core Plus Bond Fund are subject to this risk because these Funds may invest a portion of their assets in below investment grade securities.


     In addition, a Fund is exposed to counterparty risk to the extent it uses OTC derivatives (such as forward foreign currency contracts and/or swap contracts, as described in "Derivatives Risk" above) or lends its portfolio securities. A Fund is also exposed to counterparty risk to the extent it uses repurchase agreements. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the Fund will succeed in enforcing its contractual rights. Although the Manager intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. Funds that use swap contracts to a significant extent are subject, in particular, to the creditworthiness of the contracts' counterparties because swap contracts (particularly credit default swaps, total return swaps, and interest rate swaps) frequently have durations longer than six months (and, in some cases, a number of years). In addition, a Fund may have significant exposure to a single counterparty as a result of its use of swaps. These risks are particularly pronounced for Emerging Country Debt Fund, Emerging Country Debt Share Fund (through its investment in Emerging Country Debt Fund), Core Plus Bond Fund, International Bond Fund, Currency Hedged International Bond Fund, and Global Bond Fund, which may use OTC derivatives, in particular swap contracts, including credit default swaps, total return swaps and/or interest rate swaps with longer-term durations, to a significant extent and may have significant exposure to a single swap counterparty as a result of such use.



     [- SHORT SALES RISK. A Fund may seek to hedge investments or realize additional gains through short sales. A Fund may make short sales "against the box," meaning the Fund may make short sales where the Fund owns or has the right to acquire at no added cost securities identical to those sold short. A Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box. Short sales "against the box" may protect a Fund against the risk of losses in the value of a portfolio security because any decline in value of the security should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in the security would be wholly or partially offset by a corresponding loss in the short position.



     In addition, in implementing its principal investment strategies, Alpha Only Fund may engage in short sales that are not "against the box" (i.e., "naked" short sales) in accordance with the provisions of the 1940 Act. In a typical naked short sale, the Fund borrows from a broker a security in order to sell the security to a third party. The Fund is then obligated to return a security of the same issue and quantity at some future date, and it realizes a loss to the extent that the security increases in value or a profit to the extent the security declines in value (after taking into account any associated costs). If the Fund engages in naked short sales, it may have to pay a premium to borrow the securities and must pay to the lender any dividends or interest paid on the securities while they are borrowed. Naked short sales involve a form of investment leverage, and the amount of the Fund's loss on such a short sale is potentially unlimited. Accordingly, Alpha Only Fund may be subject to increased leveraging risk and other investment risks described in this section as a result of engaging in naked short sales.]



     - COMMODITIES RISK. The Asset Allocation Funds (except U.S. Equity Allocation Fund and Alpha Only Fund) may invest in Alternative Asset Opportunity Fund, which is offered through a separate private placement memorandum. For more
information regarding Alternative Asset Opportunity Fund, see page   of this
Prospectus. Alternative Asset Opportunity Fund has indirect exposure to global commodity markets. Therefore, the value of its shares is affected by factors particular to the commodity markets and may fluctuate more than the value of shares of a fund with a broader range of investments. Commodity prices can be extremely volatile and are affected by a wide range of factors, including changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, international economic, political, and regulatory developments, and developments affecting a particular industry or commodity, such as drought, floods, or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, and tariffs.



     Alternative Asset Opportunity Fund's investments primarily include commodity-related derivatives instruments. The value of these instruments may fluctuate more than the relevant underlying commodity, commodity index, or other commodity-related instrument.



     The Asset Allocation Funds (except U.S. Equity Allocation Fund and Alpha Only Fund) will be exposed to the risks of investments in commodities to the extent they invest in Alternative Asset Opportunity Fund.



     - MARKET DISRUPTION AND GEOPOLITICAL RISK. All Funds are subject to the risk that geopolitical events may disrupt securities markets and adversely affect global economies and markets generally. The war with Iraq and its aftermath have had a substantial effect on economies and securities markets in the U.S. and worldwide, and the nature, scope, and duration of the war and the continuing occupation of Iraq cannot be predicted with any certainty. Terrorism in the U.S. and around the world has had a similar global impact and has increased geopolitical risk. The terrorist attacks of September 11, 2001 closed some U.S. securities markets for a four-day period, and similar future events cannot be ruled out. War, terrorism, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Those events as well as other changes in foreign and domestic economic and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Funds' investments. At such times, the Funds' exposure to a number of other risks described elsewhere in this section, including market risk, liquidity risk, and credit and counterparty risk, can increase.



     The value of the Funds' investments may be adversely affected as a result of acts of terrorism and other changes in foreign and domestic economic and political conditions. In addition, market disruptions might make it difficult for the Funds to achieve their goal of generally staying fully invested in the relevant asset class, such as domestic equities, foreign equities, or emerging country debt for a period of time. For example, a disruption may cause the Funds' derivative counterparties to discontinue offering derivatives on certain underlying securities, reference rates or indices or to offer such products on a more limited basis.



     - LARGE SHAREHOLDER RISK. To the extent that the shares of a Fund are held by large shareholders (e.g., institutional investors or asset allocation funds), the Fund will be subject to the risk that these shareholders will reallocate or rebalance their investments. These transactions will affect the Fund, since it may have to sell portfolio securities in order to satisfy redemption requests or purchase portfolio securities in order to invest cash as a result of such transactions. This risk will be particularly pronounced if one shareholder owns a substantial portion of the Fund. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the Fund's performance to the extent that the Fund may be required to sell investments or invest cash at times when it would not otherwise do so. These transactions could also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and could also increase transaction costs. In addition, each Fund that invests in other GMO Funds will be indirectly subject to this risk to the extent it invests in underlying Funds that have large shareholders.



     - MANAGEMENT RISK. Each Fund is subject to management risk because it relies on the Manager's ability to pursue its investment objective. The Manager applies investment techniques and risk analyses in making investment decisions for the Funds, but there can be no assurance that the Manager will achieve the desired results. The Manager, for example, may fail to use derivatives effectively, choosing to hedge or not to hedge positions when it is least advantageous to do so. The Funds generally do not attempt to time the market and instead generally stay fully invested in the relevant asset class, such as domestic equities, foreign equities, or emerging country debt. A Fund may buy securities not included in its benchmark, hold securities in very different proportions than its benchmark, and/or engage in other strategies that cause a Fund's experience to differ from that of its benchmark. In those cases, a Fund's performance will depend on the ability of the Manager to choose securities that perform better than securities that are included in the benchmark and/or to utilize those other strategies in a way that adds value relative to the benchmark. Management risk may be particularly pronounced for Benchmark-Free Allocation Fund because it does not seek to control risk relative to, or to outperform, a particular securities market index or benchmark. Tax-Managed U.S. Equities Fund, Tax-Managed Small/Mid Cap Fund, and Tax-Managed International Equities Fund also are subject to management risk because there can be no assurance that the Manager's tax management strategies will be effective. Investors in these Funds may incur tax liabilities that exceed their economic returns.



     - FUND OF FUNDS RISK AND RELATED CONSIDERATIONS. Funds that invest in shares of other GMO Funds are exposed to the risk that the underlying Funds will not perform as expected. These Funds also are indirectly exposed to all of the risks applicable to an investment in the underlying Funds. Because the Manager receives fees from the underlying Funds, the Manager has a financial incentive to invest the assets of the GMO Funds in underlying Funds with higher fees. This incentive is particularly pronounced for the Asset Allocation Funds and Currency Hedged International Equity Fund. The Manager is legally obligated to disregard that incentive when making investment decisions.

                            MANAGEMENT OF THE TRUST


     GMO, 40 Rowes Wharf, Boston, Massachusetts 02110 provides investment advisory services to the funds of GMO Trust (the "Trust"). GMO is a private company, founded in 1977. As of May 31, 2006, GMO managed on a worldwide basis more than $[ ] billion for the GMO Funds and institutional investors, such as pension plans, endowments and foundations.


     Subject to the approval of the Trust's Board of Trustees, the Manager establishes and modifies when necessary the investment strategies of the Funds. In addition to its management services to the Funds, the Manager administers the Funds' business affairs.


     Each class of shares of a Fund offered through this Prospectus pays the Manager a shareholder service fee for providing direct client service and reporting, such as performance information reporting, client account information, personal and electronic access to Fund information, access to analysis and explanations of Fund reports, and assistance in maintaining and correcting client-related information.



     For the fiscal year ended February 28, 2006, the Manager received as compensation for management services rendered in such year (after any applicable waivers or reimbursements) the percentage of each Fund's average daily net assets set forth in the table below.



                               % OF AVERAGE
FUND                            NET ASSETS
----                           ------------
U.S. Core Equity                      %(1)
Tobacco-Free Core Fund                %
U.S. Quality Equity Fund              %
U.S. Value Fund                       %(1)
U.S. Intrinsic Value Fund             %(1)
U.S. Growth Fund                      %(1)
U.S. Small/Mid Cap Value Fund         %(1)
U.S. Small/Mid Cap Growth Fund        %(1)
Real Estate Fund                      %
Tax-Managed U.S. Equities Fund        %
Tax-Managed Small/Mid Cap Fund        %
International Core Equity Fund        %(1)
International Intrinsic Value
  Fund                                %
International Growth Equity
  Fund                                %(1)



                               % OF AVERAGE
FUND                            NET ASSETS
----                           ------------
Global Growth Fund                    %
Currency Hedged International
  Equity Fund                         %
Foreign Fund                          %
Foreign Small Companies Fund          %
International Small Companies
  Fund                                %
Emerging Markets Fund                 %
Emerging Countries Fund               %
Tax-Managed International
  Equities Fund                       %
Domestic Bond Fund                    %
Core Plus Bond Fund                   %
International Bond Fund               %
Currency Hedged International
  Bond Fund                           %



                               % OF AVERAGE
FUND                            NET ASSETS
----                           ------------
Global Bond Fund                      %
Emerging Country Debt Fund            %
Emerging Country Debt Share
  Fund                                %
Short-Duration Investment Fund        %
Inflation Indexed Bond Fund           %
Benchmark-Free Allocation Fund 0.00%(2)
International Equity
  Allocation Fund              0.00%(2)
Global Balanced Asset
  Allocation Fund              0.00%(2)
Global (U.S.+) Equity
  Allocation Fund              0.00%(2)
U.S. Equity Allocation Fund       0.00%*(3)
Alpha Only Fund                       %



(1) Each of these Funds is the successor to another GMO Trust Fund (identified in the Fund's "Fees and expenses" table). The percentage reported in the table above for each Fund is based on the amounts received by the Manager during the fiscal year ended February 28, 2006 from the Fund's predecessor fund based on the predecessor fund's management fee rate (for periods prior to September 16, 2005) and from the Fund based on the Fund's management fee rate reported in its "Fees and expenses" table (for periods on and after September 16, 2005). Each Fund's management fee rate is 0.02% lower than that of its predecessor fund.



(2) These Funds do not charge management fees directly, but indirectly bear the management fees charged by the underlying Funds in which they invest.



(3) For the fiscal year ended February 28, 2006, the Fund paid the Manager a management fee (after reimbursements) of 0.00%. The Fund also indirectly bore the management fees charged by the underlying Funds in which the Fund invested during the fiscal year. Effective June 30, 2006, the Fund does not charge a management fee directly, but continues to bear indirectly the management fees charged by the underlying Funds in which it invests.



     As of the date of this Prospectus, each of the Developed World Stock Fund and Short Duration Collateral Share Fund has not operated for a full fiscal year, but pays the Manager as compensation for management services rendered an annual fee equal to the percentage of the Fund's average daily net assets listed under "Management fee" in the Fund's "Annual Fund operating expenses" table under the caption "Fees and expenses." As of the date of this Prospectus, Strategic Opportunities Allocation Fund and World Opportunities Equity Allocation Fund have not operated for a full fiscal year and do not charge management fees directly but, like the other Asset Allocation Funds, indirectly bear the management fees charged by the underlying Funds in which they invest.



     A discussion of the basis for the Trustees' approval of each Fund's investment advisory contract is included in the Fund's shareholder report for the period during which the Trustees approved such contract, except that, in the case of a new Fund, a discussion of the basis for the Trustees' approval of the Fund's initial investment advisory contract will be included in the Fund's initial shareholder report.


     Different Investment Divisions of GMO are responsible for day-to-day management of different Funds. Each Division's investment professionals work collaboratively to manage the GMO Funds' portfolios, and no one person is primarily responsible for day-to-day management of any specific Fund. The table below identifies the GMO Investment Divisions and the Funds for which they are responsible.


  ------------------------------------------------------------------------------------------------
        INVESTMENT DIVISION                             PRIMARY RESPONSIBILITIES
  ------------------------------------------------------------------------------------------------
   U.S. Quantitative                  U.S. Equity Funds
  ------------------------------------------------------------------------------------------------
   International Quantitative         International Equity Funds (except Foreign Fund, Foreign
                                      Small Companies Fund, Emerging Markets Fund, and Emerging
                                      Countries Fund)
  ------------------------------------------------------------------------------------------------
   International Active               Foreign Fund and Foreign Small Companies Fund
  ------------------------------------------------------------------------------------------------
   Emerging Markets                   Emerging Markets Fund and Emerging Countries Fund
  ------------------------------------------------------------------------------------------------
   Fixed Income                       Fixed Income Funds
  ------------------------------------------------------------------------------------------------
   Asset Allocation                   Asset Allocation Funds
  ------------------------------------------------------------------------------------------------

     The following table identifies the senior member(s) of GMO's Investment Divisions who are responsible for the Funds and each senior member's length of service as a senior member, title, and business experience during the past five years. With respect to the Funds for which they have responsibility, the senior members manage or allocate responsibility for portions of the portfolios to members of the division, oversee the implementation of trades, review the overall composition of the portfolios, including compliance with stated investment objectives and strategies, and monitor cash.



 ------------------------------------------------------------------------------------------------------------------------------
                   FUNDS                     SENIOR MEMBER (LENGTH OF SERVICE)   TITLE; BUSINESS EXPERIENCE DURING PAST 5 YEARS
 ------------------------------------------------------------------------------------------------------------------------------
 U.S. Equity Funds                           Sam Wilderman                       Director, U.S. Quantitative Division, GMO. Mr.
   (except U.S. Value Fund and               (since 2005)                        Wilderman has been responsible for overseeing
   Real Estate Fund)                                                             the portfolio management of GMO's U.S.
                                                                                 quantitative equity portfolios since 2005.
                                                                                 Prior to this position, Mr. Wilderman was
                                                                                 responsible for portfolio management of and
                                                                                 research for GMO's emerging equity portfolios.
 ------------------------------------------------------------------------------------------------------------------------------
 U.S. Value Fund                             Edmond Choi                         Member, U.S. Quantitative Division, GMO. Mr.
 Real Estate Fund                            (since 2001)                        Choi is currently responsible for managing or
                                                                                 overseeing the portfolio management of certain
                                                                                 GMO U.S. equity portfolios. From 1994 to 2005,
                                                                                 Mr. Choi was a member of the division
                                                                                 responsible for managing GMO's U.S. active
                                                                                 equity portfolios, and, beginning in 2001, was
                                                                                 responsible for overseeing the management of
                                                                                 GMO's U.S. active equity portfolios.
 ------------------------------------------------------------------------------------------------------------------------------
 International Equity Funds                  Thomas Hancock                      Director, International Quantitative Division,
   (except Foreign Fund, Foreign Small       (since 1995)                        GMO. Dr. Hancock has been responsible for
   Companies Fund, Emerging Markets Fund,                                        overseeing the portfolio management of GMO's
   and Emerging Countries Fund)                                                  international developed market and global
                                                                                 quantitative equity portfolios since 1995.
 ------------------------------------------------------------------------------------------------------------------------------
 Foreign Fund                                Ann Spruill                         Director, International Active Division, GMO.
 Foreign Small Companies Fund                (since 1993)                        Ms. Spruill has been responsible for
                                                                                 overseeing the portfolio management of GMO's
                                                                                 international active equity portfolios since
                                                                                 1993.
 ------------------------------------------------------------------------------------------------------------------------------
 Emerging Markets Fund                       Arjun Divecha                       Director, Emerging Markets Division, GMO. Mr.
 Emerging Countries Fund                     (since 1993)                        Divecha has been responsible for overseeing
                                                                                 the portfolio management of GMO's emerging
                                                                                 markets equity portfolios since 1993. Prior to
                                                                                 2001, Mr. Divecha provided these services
                                                                                 through Dancing Elephant, Ltd., which had been
                                                                                 engaged by GMO to provide consulting services
                                                                                 to GMO with respect to those portfolios.
 ------------------------------------------------------------------------------------------------------------------------------
 Fixed Income Funds                          Thomas Cooper                       Co-Director, Fixed Income Division, GMO. Mr.
                                             (since 1993)                        Cooper has been responsible (jointly with Mr.
                                                                                 Nemerever) for overseeing the portfolio
                                                                                 management of GMO's global fixed income
                                                                                 portfolios since 1993. Mr. Cooper focuses on
                                                                                 instrument selection.
                                             William Nemerever                   Co-Director, Fixed Income Division, GMO. Mr.
                                             (since 1993)                        Nemerever has been responsible (jointly with
                                                                                 Mr. Cooper) for overseeing the portfolio
                                                                                 management of GMO's global fixed income
                                                                                 portfolios since 1993. Mr. Nemerever focuses
                                                                                 on investment strategy.
 ------------------------------------------------------------------------------------------------------------------------------
 Asset Allocation Funds                      Ben Inker                           Director, Asset Allocation Division, GMO. Mr.
                                             (since 1996)                        Inker has been responsible for overseeing the
                                                                                 portfolio management of GMO's asset allocation
                                                                                 portfolios since 1996.
 ------------------------------------------------------------------------------------------------------------------------------



     The SAI contains other information about how GMO determines the compensation of the senior members, other accounts they manage, and their ownership of Funds for which they have responsibility.



CUSTODIANS AND ACCOUNTING AGENT



     Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, Massachusetts 02116, serves as the Trust's custodian on behalf of certain of the Funds offered through this Prospectus, and Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, serves as the Trust's custodian and accounting agent on behalf of the other Funds offered through this Prospectus.

TRANSFER AGENT

     IBT serves as the Trust's transfer agent on behalf of the Funds.

EXPENSE REIMBURSEMENT


     As more fully described in the Funds' "Fees and expenses" tables, the Manager has contractually agreed to reimburse some Funds of the Trust for a portion of their expenses through at least the dates shown in the tables. The following expenses are specifically excluded from the Manager's reimbursement obligation: Shareholder Service Fees, expenses indirectly incurred by investment in other Funds of the Trust, fees and expenses of the independent trustees of the Trust, fees and expenses for legal services not procured or provided by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer (excluding any employee benefits), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense (except for Emerging Countries Fund), and transfer taxes, and, for Emerging Markets Fund and Alpha Only Fund, custodial fees.


                        DETERMINATION OF NET ASSET VALUE


     The net asset value or "NAV" of each class of shares of a Fund is determined as of the close of regular trading on the New York Stock Exchange ("NYSE"), generally 4:00 p.m. Eastern time. A Fund's NAV per share for a class of shares is determined by dividing the total value of the Fund's portfolio investments and other assets, less any liabilities, allocated to that share class by the total number of Fund shares outstanding for that class. A Fund will not determine its NAV on any day when the NYSE is closed for business. A Fund also may not determine its NAV on days during which no share is tendered for redemption and no order to purchase or sell a share is received by that Fund.



     The value of the Funds' investments is generally determined as follows:



Exchange-listed securities


     - Last sale price or

     - Official closing price or

     - Most recent bid price (if no reported sale or official closing price) or

     - Broker bid (if the private market is more relevant in determining market value than the exchange), based on where the securities are principally traded and their intended disposition

     (Also, see discussion in "Fair Value Pricing" below regarding foreign equity securities.)

Unlisted securities (if market quotations are readily available)

     - Most recent quoted bid price

Certain debt obligations (if less than sixty days remain until maturity)

     - Amortized cost (unless circumstances dictate otherwise; for example, if the issuer's creditworthiness has become impaired)

All other fixed income securities and options on those securities (except for options written by a Fund) (includes bonds, loans, structured notes)

     - Closing bid supplied by a primary pricing source chosen by the Manager

Options written by a Fund

     - Most recent ask price

"Fair Value" Pricing

     For all other assets and securities, including derivatives, and in cases where market prices are not readily available or circumstances render an existing methodology or procedure unreliable, the Funds' investments will be valued at "fair value," as determined in good faith by the Trustees or pursuant to procedures approved by the Trustees.

     With respect to the Funds' use of "fair value" pricing, you should note the following:

        - In certain cases, a significant percentage of a Fund's assets may be "fair valued." The value of assets that are "fair valued" is determined by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Some of the factors that may be considered in determining "fair value" are the value of other financial instruments traded on other markets, trading volumes, changes in interest rates, observations from financial institutions, significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time that a Fund's net asset value is calculated, and other news events. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the subjective and variable nature of fair value pricing, the value determined for a particular security may be materially different than the value realized upon its sale.

        - Many foreign equity securities markets and exchanges close prior to the close of the NYSE, and, therefore, the closing prices for foreign securities in those markets or on those exchanges do not reflect events that occur after they close but before the close of the NYSE. As a result, the Trust has adopted fair value pricing procedures that, among other things, generally require that the Funds' foreign equity securities be valued using fair value prices based on modeling tools by third-party vendors to the extent that those fair value prices are available.



     The value of foreign securities quoted in foreign currencies are translated into U.S. dollars at current exchange rates or at such other rates as the Trustees or persons acting at their direction may determine in computing net asset value.


     The Manager evaluates primary pricing sources on an ongoing basis, and may change any pricing source at any time. However, the Manager does not normally evaluate the prices supplied by the pricing sources on a day-to-day basis. The Manager is kept informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and may in its discretion override a price supplied by a source (by taking a price supplied from another) when the Manager believes that the price supplied is not reliable. Some securities may be valued on the basis of a price provided by a principal market maker. Prices provided by principal market makers may vary from the value that would be realized if the securities were sold. In addition, because some Funds hold portfolio securities listed on foreign exchanges that trade on days on which the NYSE is closed, the net asset value of those Funds' shares may change significantly on days when you cannot redeem your shares.

                                 NAME POLICIES

     A Fund will not change its Name Policy without providing its shareholders at least 60 days' prior written notice. When used in connection with a Fund's Name Policy, the Manager defines "assets" to include the Fund's net assets plus any borrowings made for investment purposes. In addition, a Name Policy calling for a Fund to invest in a particular country or geographic region requires that the Fund's investments be "tied economically" to that country or region. For purposes of this Prospectus, an investment is "tied economically" to a particular country or region if: (i) it is an investment in an issuer that is organized under the laws of that country or of a country within that region or in an issuer that maintains its principal place of business in that country or region; (ii) it is traded principally in that country or region; or (iii) it is an investment in an issuer that derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in that country or region, or has at least 50% of its assets in that country or region. A Fund may invest directly in securities of companies in a particular industry, country, or geographic region or indirectly, for example, through investments in another Fund, derivatives, and synthetic instruments with economic characteristics similar to the underlying asset.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

     The Funds have established a policy with respect to disclosure of their portfolio holdings. A description is provided in the Statement of Additional Information. Information regarding the Funds' portfolio holdings as of each month's end is made available to shareholders of the Trust, qualified potential shareholders as determined by GMO ("potential shareholders"), and their consultants or agents through a secured link on GMO's website, as set forth below:


-----------------------------------------------------------------------------------------------------------------
                               FUNDS                                   APPROXIMATE DATE OF POSTING TO WEBSITE
-----------------------------------------------------------------------------------------------------------------
    U.S. Equity Funds, International Equity Funds, Fixed Income        5 days after month end
    Funds, and Alpha Only Fund
-----------------------------------------------------------------------------------------------------------------
    Asset Allocation Funds (except Alpha Only Fund)                    2 days after month end
-----------------------------------------------------------------------------------------------------------------



     Shareholders and potential shareholders of Funds that invest in other GMO Funds, as well as their consultants and agents, will be able to access the portfolio holdings of the GMO Funds in which those Funds invest when that information becomes available each month on GMO's website.



     To access this information on GMO's website
(http://www.gmo.com/america/strategies), shareholders, potential shareholders, and their consultants and agents must contact GMO to obtain a password and user name (to the extent they do not already have them) and enter into a confidentiality agreement with GMO and the Trust that permits the information to be used only for purposes determined by senior management of GMO to be in the best interest of the shareholders of the Fund to which the information relates. Beneficial owners of shares of a Fund who have invested in the Fund through a broker or agent should contact that broker or agent for information on how to obtain access to information on the website regarding the Fund's portfolio holdings.



     The Funds or GMO may suspend the posting of portfolio holdings, or the Funds may modify the disclosure policy, without notice to shareholders. Once posted, a Fund's portfolio holdings will remain available on the website at least until the Fund files a Form N-CSR (annual/semi-annual report) or Form N-Q (quarterly schedule of portfolio holdings) for the period that includes the date of those holdings.

                             HOW TO PURCHASE SHARES


     You may purchase a Fund's shares directly from the Trust on any day when the NYSE is open for business. In addition, certain brokers and agents are authorized to accept purchase and redemption orders on the Funds' behalf. These brokers and agents may impose transaction fees and/or other restrictions (in addition to those described in this Prospectus) for purchasing Fund shares through them. For instructions on purchasing shares, call the Trust at (617) 346-7646, send an e-mail to SHS@GMO.com, or contact your broker or agent. The Trust will not accept a purchase request unless a completed GMO Trust Application is on file with GMO.


     PURCHASE POLICIES. You must submit a purchase request in good order to avoid having it rejected by the Trust or its agent. A purchase request is in good order if it includes:

     - The name of the Fund being purchased;

     - The dollar amount of the shares to be purchased;

     - The date on which the purchase is to be made (subject to receipt prior to the close of regular trading on that date);

     - Your name and/or the account number (if any) set forth with sufficient clarity to avoid ambiguity;

     - The signature of an authorized signatory as identified in the GMO Trust Application; and

     - Payment in full (by check, wire, or securities).

        - If payment is not received prior to the close of regular trading on the intended purchase date, the request may be rejected unless prior arrangements have been approved for later payment.

     If the purchase request is received by the Trust or its agent prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time), the purchase price is the net asset value per share determined on that day (plus any applicable purchase premium) for the Fund shares to be purchased. If the purchase request is received after the close of regular trading on the NYSE, the purchase price is the net asset value per share determined on the next business day (plus any applicable purchase premium) for the Fund shares to be purchased. See "Purchase Premiums and Redemption Fees" for a discussion of purchase premiums charged by certain Funds, including circumstances under which the purchase premiums may be waived.


     To help the government fight the funding of terrorism and money laundering activities, federal law requires the Trust to verify identifying information provided by you in your GMO Trust Application. Additional identifying documentation also may be required. If the Trust is unable to verify the information shortly after your account is opened, the account may be closed and your shares redeemed at their net asset value at the time of the redemption.



     The Trust and its agent reserve the right to reject any order. In addition, without notice, a Fund may temporarily or permanently suspend sales of its shares to new investors and, in some circumstances, existing shareholders.



     Minimum investment amounts (by class, if applicable) are set forth in the table on page [ ] of this Prospectus. No minimum additional investment is required to purchase additional shares of a class of a Fund. The Trust may waive initial minimums for some investors.


     Funds advised or sub-advised by GMO ("Top Funds") may purchase shares of other GMO Funds after the close of regular trading on the NYSE (the "Cut-off Time") and receive the current day's price if the following conditions are met:
(i) the Top Fund received a purchase request prior to the Cut-off Time on that day; and (ii) the purchases by the Top Funds of shares of the other GMO Funds are executed pursuant to an allocation predetermined by GMO prior to that day's Cut-off Time.

     SUBMITTING YOUR PURCHASE ORDER FORM. Completed purchase order forms can be submitted by MAIL or by FACSIMILE to the Trust at:

                                   GMO Trust
                   c/o Grantham, Mayo, Van Otterloo & Co. LLC
                                 40 Rowes Wharf
                          Boston, Massachusetts 02110
                           Facsimile: (617) 439-4192
                        Attention: Shareholder Services

     Call the Trust at (617) 346-7646 or send an e-mail to SHS@GMO.com to CONFIRM RECEIPT of your purchase order form. Do not send cash, checks, or securities directly to the Trust. Purchase requests submitted by mail are "received" by the Trust when actually delivered to the Trust or its agent.

     FUNDING YOUR INVESTMENT.  You may purchase shares:

     - with cash (via wire transfer or check)

        - BY WIRE.  Instruct your bank to wire the amount of your investment to:
             Investors Bank & Trust Company, Boston, Massachusetts
                               ABA#: 011-001-438
                              Attn: Transfer Agent
                     Credit: GMO Deposit Account 55555-4444
                Further credit: GMO Fund/Account name and number

        - BY CHECK. All checks must be made payable to the appropriate Fund or to GMO Trust. The Trust will not accept checks payable to a third party that have been endorsed by the payee to the Trust. Mail checks to:

                       By U.S. Postal Service:                                       By Overnight Courier:
                   Investors Bank & Trust Company                                Investors Bank & Trust Company
                      GMO Transfer Agent MFD 23                                     GMO Transfer Agent MFD 23
                            P.O. Box 642                                        200 Clarendon Street, 16th Floor
                        Boston, MA 02117-0642                                           Boston, MA 02116

     - by exchange (from another Fund)

        - written instruction should be sent to GMO Shareholder Services at
          (617) 439-4192 (facsimile)

     - in exchange for securities acceptable to the Manager

        - securities must be approved by the Manager prior to transfer to the Fund

        - securities will be valued as set forth under "Determination of Net Asset Value"

     - by a combination of cash and securities


     FREQUENT TRADING ACTIVITY. A Fund will not honor requests for purchases or exchanges by shareholders who it identifies as engaging in frequent trading strategies, including market timing. Frequent trading strategies are generally strategies that involve repeated exchanges and/or purchases and redemptions (or redemptions and purchases) within a short period of time. Frequent trading strategies may be disruptive to the efficient management of a Fund, materially increase portfolio transaction costs and taxes, dilute the value of shares held by long-term investors, or otherwise be harmful to a Fund and its shareholders. Notwithstanding the foregoing, Domestic Bond Fund, Short-Duration Investment Fund, Short-Duration Collateral Share Fund, World Opportunity Overlay Fund (offered through a separate private placement memorandum), and Short-Duration Collateral Fund (offered through a separate private placement memorandum) do not limit frequent trading because the nature of their investments makes these Funds less susceptible to the effects of market timing.



     The Trustees have approved policies and procedures designed to detect and prevent frequent trading activity that is harmful to a Fund and its shareholders. As noted above, these policies and procedures do not limit frequent trading of Domestic Bond Fund, Short-Duration Investment Fund, Short-Duration Collateral Share Fund, World Opportunity Overlay Fund, and Short-Duration Collateral Fund. There is no assurance that these policies and procedures will be effective in all instances. A Fund does not automatically redeem shares that are the subject of a rejected exchange request.



     In addition to policies and procedures with respect to frequent trading, the Trustees have adopted pricing policies that generally provide for the fair valuation of foreign equity securities on a daily basis, as described in "Determination of Net Asset Value". The fair value pricing of foreign equity securities reduces the profit potential of frequent trading strategies.



     Shares of some Funds are distributed through financial intermediaries that submit net purchase and redemption orders through omnibus accounts. These omnibus accounts engage in frequent transactions due to the daily trading activity of underlying shareholders. Because transactions by omnibus accounts represent net transactions, the Funds' ability to detect and prevent frequent trading strategies is limited and dependent upon the cooperation of the intermediary in enforcing the Funds' policies. The Funds reserve the right to reject any order or terminate the sale of Fund shares through a particular intermediary at any time.


                              HOW TO REDEEM SHARES


     You may redeem a Fund's shares on any day when the NYSE is open for business. Redemption requests should be submitted directly to the Trust unless the Fund shares to be redeemed were purchased through a broker or agent, in which case the redemption request should be processed through that broker or agent. The broker or agent may impose transaction fees and/or other restrictions (in addition to those described in this Prospectus) for redeeming Fund shares through it. For instructions on redeeming shares, call the Trust at (617) 346-7646, send an e-mail to SHS@GMO.com, or contact your broker or agent.


     REDEMPTION POLICIES. You must submit a redemption request in good order to avoid having it rejected by the Trust or its agent. A redemption request is in good order if it includes:

     - The name of the Fund being redeemed;

     - The number of shares or the dollar amount of the shares to be redeemed;

     - The date on which the redemption is to be made (subject to receipt prior to the close of regular trading on that date);

     - Your name and/or the account number set forth with sufficient clarity to avoid ambiguity;

     - The signature of an authorized signatory as identified in the GMO Trust Application; and

     - Wire instructions or registration address that match the wire instructions or registration address on file at GMO.

     If the redemption request is received by the Trust or its agent prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time), the redemption price for the Fund shares to be redeemed is the net asset value per share determined on that day (less any applicable redemption fee). If the redemption request is received after the close of regular trading on the NYSE, the redemption price for the Fund shares to be redeemed is the net asset value per share determined on the next business day (less any applicable redemption fee) unless you have instructed GMO Shareholder Services in writing to defer the redemption to another day. If you have instructed GMO Shareholder Services to defer the redemption to another day you may revoke your redemption request at any time prior to 4:00 p.m. Eastern time on the redemption date. Redemption fees, if any, apply to all shares of a Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions). See "Purchase Premiums and Redemption Fees" for a discussion of redemption fees, including circumstances under which the fees may be waived.

     The Trust may take up to seven days to remit proceeds. Failure to provide the Trust with a properly authorized redemption request or otherwise satisfy the Trust as to the validity of any change to the wire instructions or registration address will result in a delay in processing a redemption request or a rejection of the redemption request.

     If the Manager determines, in its sole discretion, that a redemption payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders, a Fund may pay the redemption price in whole or in part with securities held by that Fund instead of cash. IF YOU INVEST IN THE TAX-MANAGED FUNDS, YOU SHOULD BE AWARE THAT YOU ARE MORE LIKELY TO HAVE A REDEMPTION REQUEST PAID IN SECURITIES THAN SHAREHOLDERS IN OTHER FUNDS.

     If a redemption is paid in cash:

     - payment will be made in federal funds transferred to the bank account designated in writing by an authorized signatory in the GMO Trust Application to purchase the Fund shares being redeemed

        - designation of one or more additional bank accounts or any change in the bank accounts originally designated in the GMO Trust Application must be made in writing by an authorized signatory according to the procedures in the GMO Trust Redemption Order Form

     - upon request, payment will be made by check mailed to the registration address (unless another address is specified according to the procedures in the GMO Trust Redemption Order Form).

     If a redemption is paid with securities, it is important for you to note:

     - securities used to redeem Fund shares will be valued as set forth under "Determination of Net Asset Value"

     - securities distributed by a Fund will be selected by the Manager in light of the Fund's objective and may not represent a pro rata distribution of each security held in the Fund's portfolio

     - you may incur brokerage charges on the sale of any securities received as a result of an in-kind redemption

     - in-kind redemptions will be transferred and delivered by the Trust as directed in writing by an authorized person.

     Each Fund may suspend the right of redemption and may postpone payment for more than seven days:

     - if the NYSE is closed on days other than weekends or holidays

     - during periods when trading on the NYSE is restricted

     - during an emergency which makes it impracticable for a Fund to dispose of its securities or to fairly determine the net asset value of the Fund


     - during any other period permitted by the SEC for your protection.


     Pursuant to the Trust's Amended and Restated Agreement and Declaration of Trust, the Trust has the right to redeem Fund shares held by a shareholder unilaterally at any time if at that time: (i) the shares of the Fund or a class held by the shareholder have an aggregate net asset value of less than an amount determined from time to time by the Trustees; or (ii) the shares of the Fund or a class held by the shareholder exceed a percentage of the outstanding shares of the Fund or a class determined from time to time by the Trustees. The Trustees currently have not determined a minimum amount or a maximum percentage for any of the Funds or classes.

     Top Funds may redeem shares of other GMO Funds after the Cut-off Time and receive the current day's price if the following conditions are met: (i) the Top Fund received a redemption request prior to the Cut-off Time on that day; and
(ii) the redemption of the shares of the other GMO Funds is executed pursuant to an allocation predetermined by GMO prior to that day's Cut-off Time.

     SUBMITTING YOUR REDEMPTION REQUEST. Redemption requests can be submitted by MAIL or by FACSIMILE to the Trust at the address/facsimile number set forth under "How to Purchase Shares -- Submitting Your Purchase Order Form." Redemption requests submitted by mail are "received" by the Trust when actually delivered to the Trust or its agent. Call the Trust at (617) 346-7646 or send an e-mail to SHS@GMO.com to CONFIRM RECEIPT of redemption requests.

                     PURCHASE PREMIUMS AND REDEMPTION FEES

     The Funds listed below charge purchase premiums and/or redemption fees to shareholders purchasing or redeeming shares. Please refer to the "Fees and expenses" table for each Fund for details regarding the purchase premium and/or redemption fee charged by that Fund.


     - U.S. Small/Mid Cap Value Fund


     - Tax-Managed Small/Mid Cap Fund

     - Developed World Stock Fund
     - International Small Companies Fund

     - Benchmark-Free Allocation Fund


     - Global Balanced Asset Allocation Fund


     - Strategic Opportunities Allocation Fund


     - U.S. Equity Allocation Fund


     - U.S. Small/Mid Cap Growth Fund

     - Global Growth Fund
     - Emerging Markets Fund
     - Emerging Country Debt Fund

     - International Equity Allocation Fund


     - Global (U.S.+) Equity Allocation Fund


     - World Opportunities Equity Allocation Fund


     - Alpha Only Fund



     Purchase premiums and redemption fees are paid to and retained by a Fund to help offset portfolio transaction costs and other related costs (e.g., stamp duties and transfer fees) caused by shareholder activity by allocating those costs (or, in the case of cash transactions, an estimate of those costs) to the shareholder generating the activity. In-kind redemption transactions are not subject to redemption fees except to the extent those transactions include a cash component. Redemption fees apply to all shares of a Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions).


  WAIVER OF PURCHASE PREMIUMS/REDEMPTION FEES


     If the Manager determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, it will waive the purchase premium or redemption fee with respect to that portion. The Manager may consider known cash flows out of or into Funds when placing orders for the cash purchase or redemption of Fund shares by the asset allocation fund shareholders or other prospective or existing shareholders in the Funds for whom GMO provides asset allocation advice. Consequently, the asset allocation funds and these other shareholders for whom GMO provides asset allocation advice may benefit from waivers of the Funds' purchase premiums and redemption fees to a greater extent than other prospective and existing shareholders of the Funds. The Manager also may waive the purchase premium or redemption fee relating to a cash purchase or redemption transaction, as applicable, in extraordinary circumstances if the relevant Fund will not incur transaction costs. The Manager will waive the purchase premium relating to the in-kind portion of a purchase transaction except to the extent of any costs (e.g., stamp duties or transfer fees) incurred by the relevant Fund in connection with the transfer of the purchasing shareholder's securities to the Fund. Waivers are not available for purchases and redemptions of Fund shares executed through brokers or agents, including, without limitation, intermediary platforms.



     ASSET ALLOCATION FUNDS


     Determination of Level of Purchase Premiums/Redemption Fees.


     - With respect to the Asset Allocation Funds (except Alpha Only Fund), each Fund's purchase premium and redemption fee is approximately equal to the weighted average of the purchase premiums and redemption fees, if any, of the underlying Funds in which the Fund is invested as of the date of this Prospectus.



     - Alpha Only Fund is permitted to invest both in shares of underlying Funds and directly in other securities. Therefore, the purchase premiums and redemption fees of the Fund are approximately equal to the weighted average of (a) the purchase premiums and redemption fees, if any, of the underlying Funds in which it invests and (b) the estimated transaction costs of investing directly in securities, in each case as of the date of this Prospectus.



     Periodic Adjustment of Purchase Premiums/Redemption Fees. The purchase premium and redemption fee for each of these Funds may be adjusted from time to time to account for changes in its investments (i.e., changes in the percentage of Fund assets allocated to each underlying Fund and, with respect to Alpha Only Fund, direct investments). For information concerning the underlying Funds and securities in which each Fund may invest, see the "Principal investment strategies" section of this Prospectus for that Fund.

                                MULTIPLE CLASSES


     Certain Funds offer multiple classes of shares. The sole economic difference among the various classes of shares described in this Prospectus is the level of shareholder service fee that the classes bear for client and shareholder service, reporting and other support, reflecting the fact that, as the size of a client relationship increases, the cost to service that client decreases as a percentage of the assets in that account. Thus, the shareholder service fee generally is lower for classes that require greater total assets under GMO's management.


MINIMUM INVESTMENT CRITERIA FOR CLASS II AND CLASS III ELIGIBILITY

------------------------------------------------------------------------------------------------------------------

                                                                        MINIMUM TOTAL          MINIMUM TOTAL
                                                                       FUND INVESTMENT         INVESTMENT(1)
------------------------------------------------------------------------------------------------------------------
  FUNDS OFFERING     International Intrinsic Value Fund                      NA                  $5 million
  CLASS II SHARES
                    ----------------------------------------------------------------------------------------------
                     Foreign Fund                                        $5 million                  NA
------------------------------------------------------------------------------------------------------------------
                     International Intrinsic Value Fund                      NA                 $35 million
                    ----------------------------------------------------------------------------------------------
                     Foreign Fund                                        $35 million                 NA
                    ----------------------------------------------------------------------------------------------
                     Foreign Small Companies Fund                        $5 million                  NA
                    ----------------------------------------------------------------------------------------------
                     Asset Allocation Funds (except Alpha Only
  FUNDS OFFERING     Fund)                                                   NA                  $5 million
 CLASS III SHARES    Emerging Country Debt Share Fund
                    ----------------------------------------------------------------------------------------------
                     Alpha Only Fund
                     Currency Hedged International Equity Fund
                     Core Plus Bond Fund
                     International Bond Fund                                 NA                  $5 million
                     Currency Hedged International Bond Fund
                     Global Bond Fund
                    ----------------------------------------------------------------------------------------------
                     All Other Funds                                         NA                  $5 million
------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------  --------------------
                                                                         SHAREHOLDER
                                                                         SERVICE FEE
                                                                      (AS A % OF AVERAGE
                                                                      DAILY NET ASSETS)
-------------------------------------------------------------------  --------------------
  FUNDS OFFERING     International Intrinsic Value Fund                      0.22%
  CLASS II SHARES
                    ----------------------------------------------------------------------------------------------   ---------------
-----
                     Foreign Fund                                            0.22%
------------------------------------------------------------------------------------------------------------------   ---------------
-----
                     International Intrinsic Value Fund                      0.15%
                    ----------------------------------------------------------------------------------------------   ---------------
-----
                     Foreign Fund                                            0.15%
                    ----------------------------------------------------------------------------------------------   ---------------
-----
                     Foreign Small Companies Fund                            0.15%
                    ----------------------------------------------------------------------------------------------   ---------------
-----
                     Asset Allocation Funds (except Alpha Only
  FUNDS OFFERING     Fund)                                                   0.00%(2)
 CLASS III SHARES    Emerging Country Debt Share Fund
                    ----------------------------------------------------------------------------------------------   ---------------
-----
                     Alpha Only Fund
                     Currency Hedged International Equity Fund
                     Core Plus Bond Fund
                     International Bond Fund                                 0.15%(3)
                     Currency Hedged International Bond Fund
                     Global Bond Fund
                    ----------------------------------------------------------------------------------------------   ---------------
-----
                     All Other Funds                                         0.15%
------------------------------------------------------------------------------------------------------------------


MINIMUM INVESTMENT CRITERIA FOR CLASS IV, CLASS V, AND CLASS VI ELIGIBILITY

------------------------------------------------------------------------------------------------------------------
                                                                                               MINIMUM TOTAL
                                                                                              INVESTMENT PLUS
                                                                        MINIMUM TOTAL           MINIMUM FUND
                                                                       FUND INVESTMENT           INVESTMENT
------------------------------------------------------------------------------------------------------------------
                     Tobacco-Free Core Fund
                     U.S. Quality Equity Fund                           $125 million         $250 million plus
                     Emerging Markets Fund                                                  $35 million in Fund
                    ----------------------------------------------------------------------------------------------
  FUNDS OFFERING
  CLASS IV SHARES    Foreign Small Companies Fund                       $125 million                 NA
                    ----------------------------------------------------------------------------------------------
                     U.S. Core Equity Fund
                     Emerging Country Debt Fund
                     Developed World Stock Fund                         $125 million         $250 million plus
                     Core Plus Bond Fund(3)                                                 $35 million in Fund
                     Alpha Only Fund(3)
                    ----------------------------------------------------------------------------------------------
                     International Intrinsic Value Fund
                     International Core Equity Fund                     $125 million         $250 million plus
                     International Growth Equity Fund                                       $35 million in Fund
                    ----------------------------------------------------------------------------------------------
                                                                                                $250 million
                     Foreign Fund                                       $250 million            (no minimum
                                                                                              Fund investment)
------------------------------------------------------------------------------------------------------------------
  FUNDS OFFERING     U.S. Core Equity Fund                              $250 million         $500 million plus
  CLASS V SHARES     Emerging Markets Fund                                                  $35 million in Fund
------------------------------------------------------------------------------------------------------------------
                     U.S. Core Equity Fund
                     International Core Equity Fund
  FUNDS OFFERING     Emerging Markets Fund                              $300 million         $750 million plus
  CLASS VI SHARES    Domestic Bond Fund                                                     $35 million in Fund
                     Short-Duration Collateral Share Fund
------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------  --------------------
                                                                         SHAREHOLDER
                                                                         SERVICE FEE
                                                                      (AS A % OF AVERAGE
                                                                      DAILY NET ASSETS)
-------------------------------------------------------------------  --------------------
                     Tobacco-Free Core Fund
                     U.S. Quality Equity Fund                               0.105%
                     Emerging Markets Fund
                    ----------------------------------------------------------------------------------------------   ---------------
-----
  FUNDS OFFERING
  CLASS IV SHARES    Foreign Small Companies Fund                            0.10%
                    ----------------------------------------------------------------------------------------------   ---------------
-----
                     U.S. Core Equity Fund
                     Emerging Country Debt Fund
                     Developed World Stock Fund                              0.10%
                     Core Plus Bond Fund(3)
                     Alpha Only Fund(3)
                    ----------------------------------------------------------------------------------------------   ---------------
-----
                     International Intrinsic Value Fund
                     International Core Equity Fund                          0.09%
                     International Growth Equity Fund
                    ----------------------------------------------------------------------------------------------   ---------------
-----
                     Foreign Fund                                            0.09%
------------------------------------------------------------------------------------------------------------------   ---------------
-----
  FUNDS OFFERING     U.S. Core Equity Fund                                  0.085%
  CLASS V SHARES     Emerging Markets Fund
------------------------------------------------------------------------------------------------------------------
                     U.S. Core Equity Fund
                     International Core Equity Fund
  FUNDS OFFERING     Emerging Markets Fund                                  0.055%
  CLASS VI SHARES    Domestic Bond Fund
                     Short-Duration Collateral Share Fund
------------------------------------------------------------------------------------------------------------------



(1) The eligibility requirements in the table above are subject to certain exceptions and special rules for certain plan investors investing through financial intermediaries and for certain clients with continuous client relationships with GMO since May 31, 1996. See discussion immediately following these tables for more information about these exceptions and special rules.


(2) These Funds indirectly bear an additional shareholder service fee by virtue of their investments in other GMO Funds.


(3) The Manager will waive each of these Funds' shareholder service fees to the extent that the aggregate of any direct and indirect shareholder service fees borne by a class of shares of the Fund exceeds the applicable shareholder service fee set forth in the relevant table above.



     Eligibility to purchase different classes of Fund shares depends on the client's meeting either (i) the minimum "Total Fund Investment" set forth in the above table, which includes only a client's total investment in a particular Fund, or (ii) the minimum "Total Investment" set forth in the above table, calculated as described below; provided that clients who qualify for Class IV, Class V, and Class VI Shares of a Fund as a result of satisfying the minimum Total Investment requirements for the class must also make a minimum investment in that Fund, as set forth in the above table.

     A client's Total Investment (other than the Total Investment required to purchase Class IV shares of Foreign Fund) equals the market value of all the client's assets managed by GMO and its affiliates (1) at the time of initial investment, (2) at the close of business on the last business day of each calendar quarter, or (3) at other times as determined by the Manager (each, a "Determination Date"). A client's Total Investment required to purchase Class IV shares of Foreign Fund equals the market value of all of the client's assets invested in the International Active Division's EAFE strategy on a Determination Date.



     For clients with GMO accounts as of May 31, 1996: Any client whose Total Investment as of May 31, 1996 (prior to the issuance of multiple classes of shares) was equal to or greater than $7 million will remain eligible for Class III Shares indefinitely, provided that the client does not make a withdrawal or redemption that causes the client's Total Investment to fall below $7 million. Clients whose Total Investment as of May 31, 1996 was less than $7 million will be eligible for conversion to Class II Shares indefinitely.



     For any Fund, GMO may permit a client to undertake in writing to meet the applicable Total Fund Investment or Total Investment over a specified period. If the client's goal is not met by the time specified in the letter (the "Commitment Date"), the client will be converted on the next Determination Date to the class of shares for which the client satisfied all minimum investment requirements as of the Commitment Date.


     You should note:

     - No minimum additional investment is required to purchase additional shares of a Fund for any class of shares.

     - The Manager will make all determinations as to the aggregation of client accounts for purposes of determining eligibility. See the SAI for a discussion of factors the Manager considers relevant when making aggregation determinations.

     - Eligibility requirements for each class of shares are subject to change upon notice to shareholders.


     - The Trust may waive eligibility requirements for certain accounts or special situations (e.g., funds that invest in GMO Funds may invest in the least expensive class of those GMO Funds in operation at the time of investment).


     - All investments by defined contribution plans through an intermediary are invested in Class III Shares.

CONVERSIONS BETWEEN CLASSES

     Each client's Total Fund Investment and Total Investment are determined by GMO on each Determination Date. Based on this determination, and subject to the following, each client's shares of a Fund identified for conversion will be converted to the class of shares of that Fund with the lowest Shareholder Service Fee for which the client satisfies all minimum investment requirements (or, to the extent the client already holds shares of that class, the client will remain in that class). With respect to any Fund:

     - To the extent a client satisfies all minimum investment requirements for a class of shares then being offered that bears a lower Shareholder Service Fee than the class held by the client on the Determination Date, the client's shares identified for conversion will be automatically converted to that class within 45 calendar days following the Determination Date on a date selected by the Manager.

     - To the extent a client no longer satisfies all minimum investment requirements for the class of shares held by the client on the last Determination Date of a calendar year, the Trust will convert the client's shares to the class that is then being offered bearing the lowest Shareholder Service Fee for which the client satisfies all minimum investment requirements (and which class will typically bear a higher Shareholder Service Fee than the class then held by the client). To the extent the client no longer satisfies all minimum investment requirements for any class of a Fund as of the last Determination Date of a calendar year, the Trust will convert the client's shares to the class of that Fund then being offered bearing the highest Shareholder Service Fee. Notwithstanding the foregoing, a client's shares will not be converted to a class of shares bearing a higher Shareholder Service Fee without at least 15 calendar days' prior notice by the Trust so that the client has a reasonable opportunity, by making an additional investment, to remain eligible for the client's current class of shares. If the client is not able to make an additional investment in a Fund solely because the Fund is closed to new investment or is capacity constrained, the client will remain in the class of shares then held by the client. Any conversion of a client's shares to a class of shares bearing a higher Shareholder Service Fee will occur within 60 calendar days following the last Determination Date of a calendar year.

     The Trust has been advised by counsel that, for tax purposes, the conversion of a client's investment from one class of shares to another class of shares in the same Fund should not result in the recognition of gain or loss in the shares that are converted. The client's tax basis in the new class of shares immediately after the conversion should equal the client's basis in the converted shares immediately before conversion, and the holding period of the new class of shares should include the holding period of the converted shares.

                            DISTRIBUTIONS AND TAXES

     The policy of each U.S. Equity Fund (except for the Real Estate Fund), the Short-Duration Investment Fund, and the Domestic Bond Fund is to declare and pay distributions of its net income, if any, quarterly. The policy of each other Fund is to declare and pay distributions of its net income, if any, semi-annually. Each Fund also intends to distribute net gains, whether from the sale of securities held by the Fund for not more than one year (i.e., net short-term capital gains) or from the sale of securities held by the Fund for more than one year (i.e., net long-term capital gains), if any, at least annually. Each Fund is treated as a separate taxable entity for federal income tax purposes and intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. Distributions of net income may include (without limitation) income from securities, certain derivatives and other investments, regular dividends from other regulated investment companies and income allocations from partnerships, and net gains from foreign currency transactions. Short-term capital gain and long-term capital gain distributions may include (without limitation) amounts from the sale of securities and other investments, closing or offsetting of certain derivatives, and capital gains from investment companies and partnerships. Notwithstanding the foregoing, shareholders should see the description below for information regarding the tax character of distributions from the Fund to the shareholders.


     All dividends and/or distributions are reinvested in additional shares of the relevant Fund, at net asset value, unless a shareholder elects to receive cash. Shareholders may elect to receive cash by marking the appropriate boxes on the GMO Trust Application, by writing to the Trust, or by notifying their broker or agent. No purchase premium is charged on reinvested dividends or distributions.


It is important for you to note:

     - For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than by how long a shareholder has owned shares in the Fund. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by a Fund as capital gain dividends are taxable to shareholders as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less are taxable to shareholders as ordinary income.

     - If a Fund has capital losses in excess of capital gains for any taxable year, these excess losses will carry over and offset capital gains in succeeding taxable years until either (a) the end of the eighth succeeding taxable year or (b) until such losses have been fully utilized to offset Fund capital gains, whichever comes first. A Fund's ability to utilize these losses in succeeding taxable years may be limited by reason of direct or indirect changes in the actual or constructive ownership of the Fund.


     - For taxable years beginning before January 1, 2009, distributions of investment income properly designated by a Fund as derived from "qualified dividend income" will be taxable to shareholders taxed as individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. The Fixed Income Funds do not expect a significant portion of their distributions to be derived from qualified dividend income. Long-term capital gain rates applicable to most individuals have been reduced to 15% (with lower rates applying to taxpayers in the 10% and 15% rate brackets) for taxable years beginning before January 1, 2009.


     - Distributions by a Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax adviser to determine the suitability of a Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the Fund) from such a plan.

     - Distributions by a Fund are taxable to a shareholder even if they are paid from income or gains earned by the Fund before that shareholder invested in the Fund (and accordingly the income or gains were included in the price the shareholder paid for the Fund's shares). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares. Any gain resulting from a shareholder's sale, exchange, or redemption of Fund shares generally will be taxable to the shareholder as capital gain.

     - A Fund's investment in foreign securities may be subject to foreign withholding taxes on dividends, interest or capital gains. Those taxes will reduce the Fund's yield. The foreign withholding tax rates applicable to a Fund's investments in certain foreign jurisdictions may be higher if the Fund has a significant number of non-U.S. shareholders than if it has fewer non-U.S. shareholders. In certain instances, shareholders may be entitled to claim a credit or deduction for foreign taxes. See the SAI for more information regarding foreign withholding taxes.


     - A Fund's investment in foreign securities, foreign currencies, debt obligations issued or purchased at a discount, asset-backed securities, assets "marked to the market" for federal income tax purposes and, potentially, so-called "indexed securities" (including inflation-indexed bonds) may increase or accelerate a Fund's recognition of income, including the recognition of taxable income in excess of the cash generated by those investments. These investments, therefore, may affect the timing or amount of a Fund's distributions and may cause a Fund to liquidate other investments at a time when it is not advantageous to do so to satisfy the distribution requirements that apply to entities taxed as regulated investment companies.


     - A Fund's use of derivatives and securities lending may increase the amount of taxes payable by its shareholders.


     - A Fund's investment in other series of the Trust, including Alternative Asset Opportunity Fund, Emerging Markets Quality Fund, Short-Duration Collateral Fund, and World Opportunity Overlay Fund, or other investment companies taxed as partnerships or regulated investment companies could affect the amount, timing and character of distributions. See "Taxes" in the SAI for more information.


     The above is a general summary of the principal federal income tax consequences of investing in a Fund for shareholders who are U.S. citizens, residents, or domestic corporations. You should consult your own tax advisers about the precise tax consequences of an investment in a Fund in light of your particular tax situation, including possible foreign, state, local, or other applicable taxes (including the federal alternative minimum tax).


     For information on how you may be affected by the American Jobs Creation Act of 2004, including new rules for Fund distributions of gain attributable to "U.S. real property interests," see the SAI.

                      [This page intentionally left blank]

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)


The financial highlight tables are intended to help you understand each Fund's financial performance for the past five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Except as otherwise noted, this information
has been audited by [                      ], independent registered public
accounting firm, whose report, along with the Fund's financial statements, is included in the Trust's Annual Reports, which are incorporated by reference in the SAI and available upon request. Information is presented for each Fund, and class of shares thereof, that had investment operations during the reporting periods and is currently being offered through this Prospectus.


U.S. EQUITY FUNDS
-------------------------


U.S. CORE EQUITY FUND+



                                                                    CLASS III SHARES
                                         ----------------------------------------------------------------------
                                                               YEAR ENDED FEBRUARY 28/29,
                                         ----------------------------------------------------------------------
                                           2006+          2005+          2004+          2003+          2002+
                                         ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of
  period............................                    $    13.54     $     9.98     $    12.90     $    13.95
Income from investment operations:
  Net investment income(a)..........                          0.19           0.16           0.15           0.18
  Net realized and unrealized
    gain............................                          0.73           3.56          (2.92)         (1.05)
                                         ----------     ----------     ----------     ----------     ----------
    Total from investment
      operations....................                          0.92           3.72          (2.77)         (0.87)
                                         ----------     ----------     ----------     ----------     ----------
Less distributions to shareholders:
  From net investment income........                         (0.18)         (0.16)         (0.15)         (0.17)
  From net realized gains...........                            --             --             --          (0.01)
                                         ----------     ----------     ----------     ----------     ----------
    Total distributions.............                         (0.18)         (0.16)         (0.15)         (0.18)
                                         ----------     ----------     ----------     ----------     ----------
Net asset value, end of period......                    $    14.28     $    13.54     $     9.98     $    12.90
                                         ==========     ==========     ==========     ==========     ==========
Total Return(b).....................                         6.89%         37.50%         (21.59)%        (6.23)%
Ratios/Supplemental Data:
  Net assets, end of period
    (000's).........................                    $1,739,392     $1,517,458     $1,141,725     $1,321,634
  Net expenses to average daily net
    assets..........................                         0.48%          0.48%          0.48%          0.48%
  Net investment income to average
    daily net assets................                         1.46%          1.32%          1.34%          1.33%
  Portfolio turnover rate...........                           65%            57%            74%            69%
  Fees and expenses reimbursed by
    the Manager to average daily net
    assets..........................                         0.02%          0.03%          0.03%          0.02%


                                                            CLASS IV SHARES
                                      ------------------------------------------------------------
                                                       YEAR ENDED FEBRUARY 28/29,
                                      ------------------------------------------------------------
                                       2006+        2005+        2004+        2003+        2002+
                                      --------     --------     --------     --------     --------
Net asset value, beginning of
  period............................               $  13.52     $   9.97     $  12.89     $  13.94
Income from investment operations:
  Net investment income(a)..........                   0.20         0.16         0.16         0.18
  Net realized and unrealized
    gain............................                   0.73         3.55        (2.92)       (1.04)
                                      --------     --------     --------     --------     --------
    Total from investment
      operations....................                   0.93         3.71        (2.76)       (0.86)
                                      --------     --------     --------     --------     --------
Less distributions to shareholders:
  From net investment income........                  (0.19)       (0.16)       (0.16)       (0.18)
  From net realized gains...........                     --           --           --        (0.01)
                                      --------     --------     --------     --------     --------
    Total distributions.............                  (0.19)       (0.16)       (0.16)       (0.19)
                                      --------     --------     --------     --------     --------
Net asset value, end of period......               $  14.26     $  13.52     $   9.97     $  12.89
                                      ========     ========     ========     ========     ========
Total Return(b).....................                  6.96%       37.50%       (21.55)%      (6.20)%
Ratios/Supplemental Data:
  Net assets, end of period
    (000's).........................               $866,206     $709,525     $463,254     $744,813
  Net expenses to average daily net
    assets..........................                  0.44%        0.44%        0.44%        0.44%
  Net investment income to average
    daily net assets................                  1.49%        1.36%        1.39%        1.36%
  Portfolio turnover rate...........                    65%          57%          74%          69%
  Fees and expenses reimbursed by
    the Manager to average daily net
    assets..........................                  0.02%        0.03%        0.03%        0.02%



(a)Computed using average shares outstanding throughout the period.


(b)The total returns would have been lower had certain expenses not been reimbursed during the periods shown.

*  Annualized.
** Not Annualized.
' All investors of Class V were fully redeemed on February 11, 2005 and, therefore as of February 28, 2005, there were no Class V shares outstanding.

[+ The Fund is the successor to GMO U.S. Core Fund, another series of GMO Trust.
   All information set forth in the table above for the time periods prior to September 16, 2005 relates to GMO U.S. Core Fund.]

[U.S. CORE EQUITY FUND+ (CONT'D)]



                               CLASS V SHARES                                          CLASS VI SHARES
     ------------------------------------------------------------------   ------------------------------------------
                                                        PERIOD FROM                                  PERIOD FROM
                                                        JULY 2, 2001                                JUNE 30, 2003
              YEAR ENDED FEBRUARY 28/29,              (COMMENCEMENT OF                             (COMMENCEMENT OF
     ---------------------------------------------     OPERATIONS) TO                               OPERATIONS) TO
       2006+        2005'+      2004+      2003+     FEBRUARY 28, 2002+    2006+       2005+      FEBRUARY 29, 2004+
     ----------   ----------   --------   --------   ------------------   --------   ----------   ------------------
                               $   9.96   $  12.88        $  14.00                   $    13.52        $  11.54
                                   0.16       0.16            0.13                         0.21            0.10
                                   3.55      (2.92)          (1.10)                        0.72            2.01
     ----------   ----------   --------   --------        --------        --------   ----------        --------
                                   3.71      (2.76)          (0.97)                        0.93            2.11
     ----------   ----------   --------   --------        --------        --------   ----------        --------
                                  (0.16)     (0.16)          (0.14)                       (0.19)          (0.13)
                                     --         --           (0.01)                          --              --
     ----------   ----------   --------   --------        --------        --------   ----------        --------
                                  (0.16)     (0.16)          (0.15)                       (0.19)          (0.13)
     ----------   ----------   --------   --------        --------        --------   ----------        --------
                               $  13.51   $   9.96        $  12.88                   $    14.26        $  13.52
     ==========   ==========   ========   ========        ========        ========   ==========        ========
                                  37.55%    (21.55)%         (6.96)%**                     7.01%          18.41%**
                               $448,352   $426,703        $445,738                   $1,750,325        $542.274
                                   0.42%      0.42%           0.42%*                       0.39%           0.39% *
                                   1.40%      1.41%           1.46%*                       1.56%           1.17% *
                                     57%        74%             69%                          65%             57%
                                   0.03%      0.03%           0.02%*                       0.02%           0.03%

TOBACCO-FREE CORE FUND

                                                  CLASS III SHARES                                   CLASS IV SHARES
                                ----------------------------------------------------   -------------------------------------------

                                             YEAR ENDED FEBRUARY 28/29,                        YEAR ENDED FEBRUARY 28/29,
                                ----------------------------------------------------   -------------------------------------------
                                  2006       2005       2004       2003       2002       2006         2005       2004       2003
                                --------   --------   --------   --------   --------   --------     --------   --------   --------
Net asset value, beginning of
  period......................             $  11.76   $   8.69   $  11.23   $  12.29                $  11.76   $   8.69   $  11.23
                                --------   --------   --------   --------   --------   --------     --------   --------   --------
Income from investment
  operations:
  Net investment income+......                 0.17       0.13       0.12       0.15                    0.16       0.13       0.13
  Net realized and unrealized
    gain (loss)...............                 0.54       3.07      (2.55)     (1.07)                   0.56       3.07      (2.55)
                                --------   --------   --------   --------   --------   --------     --------   --------   --------
    Total from investment
      operations..............                 0.71       3.20      (2.43)     (0.92)                   0.72       3.20      (2.42)
                                --------   --------   --------   --------   --------   --------     --------   --------   --------
Less distributions to
  shareholders:
  From net investment
    income....................                (0.18)     (0.13)     (0.11)     (0.14)                  (0.18)     (0.13)     (0.12)
  From net realized gains.....                (0.05)        --         --         --                   (0.05)        --         --
                                --------   --------   --------   --------   --------   --------     --------   --------   --------
    Total distributions.......                (0.23)     (0.13)     (0.11)     (0.14)                  (0.23)     (0.13)     (0.12)
                                --------   --------   --------   --------   --------   --------     --------   --------   --------
Net asset value, end of
  period......................             $  12.24   $  11.76   $   8.69   $  11.23                $  12.25   $  11.76   $   8.69
                                ========   ========   ========   ========   ========   ========     ========   ========   ========
Total Return(b)...............                 6.16%     37.06%   (21.69)%     (7.53)%                  6.25%     37.12%    (21.65)%
Ratios/Supplemental Data:
  Net assets, end of period
    (000's)...................             $221,661   $188,370   $163,025   $133,203                $141,900   $394,454   $308,001
  Net expenses to average
    daily net assets..........                 0.48%      0.48%      0.48%      0.48%                   0.44%      0.44%      0.44%
  Net investment income to
    average daily net
    assets....................                 1.43%      1.26%      1.26%      1.24%                   1.37%      1.31%      1.35%
  Portfolio turnover rate.....                   68%        63%        62%        85%                     68%        63%        62%
  Fees and expenses reimbursed
    by the Manager to average
    daily net assets..........                 0.04%      0.04%      0.04%      0.03%                   0.04%      0.04%      0.04%

                                 CLASS IV SHARES
                                -----------------
                                   PERIOD FROM
                                  JULY 2, 2001
                                  (COMMENCEMENT
                                OF OPERATIONS) TO
                                FEBRUARY 28, 2002
                                -----------------
Net asset value, beginning of
  period......................      $  12.32
                                    --------
Income from investment
  operations:
  Net investment income+......          0.10
  Net realized and unrealized
    gain (loss)...............         (1.08)
                                    --------
    Total from investment
      operations..............         (0.98)
                                    --------
Less distributions to
  shareholders:
  From net investment
    income....................         (0.11)
  From net realized gains.....            --
                                    --------
    Total distributions.......         (0.11)
                                    --------
Net asset value, end of
  period......................      $  11.23
                                    ========
Total Return(b)...............         (8.00)%**
Ratios/Supplemental Data:
  Net assets, end of period
    (000's)...................      $248,095
  Net expenses to average
    daily net assets..........          0.44%*
  Net investment income to
    average daily net
    assets....................          1.37%*
  Portfolio turnover rate.....            85%
  Fees and expenses reimbursed
    by the Manager to average
    daily net assets..........          0.04%*


(a)The amount shown for a share outstanding does not correspond with the net increase in net assets from operations due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.
(b)The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
+  Computed using average shares outstanding throughout the period.
*  Annualized.

** Not annualized.


U.S. QUALITY EQUITY FUND


                                            CLASS III SHARES                             CLASS IV SHARES
                                -----------------------------------------   -----------------------------------------
                                                          PERIOD FROM                                 PERIOD FROM
                                    YEAR ENDED         FEBRUARY 6, 2004         YEAR ENDED         FEBRUARY 6, 2004
                                  FEBRUARY 28/29,      (COMMENCEMENT OF       FEBRUARY 28/29,      (COMMENCEMENT OF
                                -------------------   OPERATIONS) THROUGH   -------------------   OPERATIONS) THROUGH
                                  2006       2005      FEBRUARY 29, 2004      2006       2005      FEBRUARY 29, 2004
                                --------   --------   -------------------   --------   --------   -------------------
Net asset value, beginning of
  period......................             $  19.93         $ 20.00                    $  19.93        $  20.00
                                --------   --------         -------         --------   --------        --------
Income from investment
  operations:
  Net investment income+......                 0.39            0.01                        0.38            0.01
  Net realized and unrealized
    gain (loss)...............                (0.05)          (0.08)                      (0.03)          (0.08)
                                --------   --------         -------         --------   --------        --------
    Total from investment
      operations..............                 0.34           (0.07)                       0.35           (0.07)
                                --------   --------         -------         --------   --------        --------
Less distributions to
  shareholders:
  From net investment
    income....................                (0.24)             --                       (0.25)             --
                                --------   --------         -------         --------   --------        --------
    Total distributions.......                (0.24)             --                       (0.25)             --
                                --------   --------         -------         --------   --------        --------
Net asset value, end of
  period......................             $  20.03         $ 19.93                    $  20.03        $  19.93
                                ========   ========         =======         ========   ========        ========
Total Return(a)...............                 1.72%          (0.35%)**                    1.75%          (0.35%)**
Ratios/Supplemental Data:
  Net assets, end of period
    (000's)...................             $463,848         $18,966                    $938,586        $137,835
  Net expenses to average
    daily net assets..........                 0.48%           0.47%*                      0.44%           0.44%*
  Net investment income to
    average daily net
    assets....................                 1.98%           1.22%*                      1.92%           0.99%*
  Portfolio turnover rate.....                   66%              2%**                       66%              2%**
  Fees and expenses reimbursed
    by the Manager to average
    daily net assets..........                 0.04%           1.59%*                      0.04%           1.59%*


(a)The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
+  Computed using average shares outstanding throughout the period.
*  Annualized.
** Not annualized.

U.S. VALUE FUND+



                                                                                 CLASS III SHARES
                                                              ------------------------------------------------------
                                                                            YEAR ENDED FEBRUARY 28/29,
                                                              ------------------------------------------------------
                                                               2006+       2005+      2004+      2003+       2002+
                                                              --------    -------    -------    --------    --------
Net asset value, beginning of period........................              $  9.28    $  6.73    $   8.82    $   9.57
                                                              --------    -------    -------    --------    --------
Income from investment operations:
  Net investment income.....................................                 0.16(a)    0.13        0.14        0.18
  Net realized and unrealized gain..........................                 0.62       2.59       (2.10)      (0.51)
                                                              --------    -------    -------    --------    --------
    Total from investment operations........................                 0.78       2.72       (1.96)      (0.33)
                                                              --------    -------    -------    --------    --------
Less distributions to shareholders:
  From net investment income................................                (0.17)     (0.17)      (0.13)      (0.17)
  From net realized gains...................................                   --         --          --       (0.25)
                                                              --------    -------    -------    --------    --------
    Total distributions.....................................                (0.17)     (0.17)      (0.13)      (0.42)
                                                              --------    -------    -------    --------    --------
Net asset value, end of period..............................              $  9.89    $  9.28    $   6.73    $   8.82
                                                              ========    =======    =======    ========    ========
Total Return(b).............................................                 8.46%     40.69%     (22.29)%     (3.64)%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................              $41,306    $46,904    $163,463    $232,289
  Net expenses to average daily net assets..................                 0.61%      0.61%       0.61%       0.61%
  Net investment income to average daily net assets.........                 1.71%      1.74%       1.79%       1.89%
  Portfolio turnover rate...................................                  110%       127%        100%         95%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................                 0.18%      0.20%       0.07%       0.06%



(a)Computed using average shares outstanding throughout the period.


(b)The total returns would have been lower had certain expenses not been reimbursed during the periods shown.


[+ The Fund is the successor to GMO Value Fund, another series of GMO Trust. All information set forth in the table above for the time periods prior to September 16, 2005 relates to GMO Value Fund.]



U.S. INTRINSIC VALUE FUND+



                                                                                CLASS III SHARES
                                                              -----------------------------------------------------
                                                                           YEAR ENDED FEBRUARY 28/29,
                                                              -----------------------------------------------------
                                                               2006+       2005+       2004+      2003+      2002+
                                                              --------    --------    -------    -------    -------
Net asset value, beginning of period........................              $  11.36    $  8.05    $ 10.73    $ 10.84
                                                              --------    --------    -------    -------    -------
Income from investment operations:
  Net investment income(a)..................................                  0.20       0.17       0.15       0.18
  Net realized and unrealized gain..........................                  0.86       3.31      (2.36)      0.05
                                                              --------    --------    -------    -------    -------
    Total from investment operations........................                  1.06       3.48      (2.21)      0.23
                                                              --------    --------    -------    -------    -------
Less distributions to shareholders:
  From net investment income................................                 (0.19)     (0.17)     (0.15)     (0.20)
  From net realized gains...................................                 (0.52)        --      (0.32)     (0.14)
                                                              --------    --------    -------    -------    -------
    Total distributions.....................................                 (0.71)     (0.17)     (0.47)     (0.34)
                                                              --------    --------    -------    -------    -------
Net asset value, end of period..............................              $  11.71    $ 11.36    $  8.05    $ 10.73
                                                              ========    ========    =======    =======    =======
Total Return(b).............................................                  9.59%     43.68%    (21.05)%     2.16%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................              $112,411    $71,931    $61,923    $97,622
  Net expenses to average daily net assets..................                  0.48%      0.48%      0.48%      0.48%
  Net investment income to average daily net assets.........                  1.79%      1.77%      1.56%      1.67%
  Portfolio turnover rate...................................                    60%        65%       114%        61%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................                  0.10%      0.14%      0.15%      0.09%



(a)Computed using average shares outstanding throughout the period.


(b)The total return would have been lower had certain expenses not been reimbursed during the period shown.


[+ The Fund is the successor to GMO Intrinsic Value Fund, another series of GMO
   Trust. All information set forth in the table above for the time periods prior to September 16, 2005 relates to GMO Intrinsic Value Fund.]

U.S. GROWTH FUND+



                                                                                    CLASS III SHARES
                                                              ------------------------------------------------------------
                                                                               YEAR ENDED FEBRUARY 28/29,
                                                              ------------------------------------------------------------
                                                               2006+        2005+        2004+        2003+        2002+
                                                              --------     --------     --------     --------     --------
Net asset value, beginning of period........................               $  19.03     $  14.29     $  18.23     $  21.19
                                                              --------     --------     --------     --------     --------
Income from investment operations:
  Net investment income.....................................                   0.16(a)      0.10         0.10         0.10
  Net realized and unrealized gain..........................                  (0.02)(b)     5.14        (3.94)       (2.97)
                                                              --------     --------     --------     --------     --------
    Total from investment operations........................                   0.14         5.24        (3.84)       (2.87)
                                                              --------     --------     --------     --------     --------
Less distributions to shareholders:
  From net investment income................................                  (0.14)       (0.14)       (0.10)       (0.09)
  From net realized gains...................................                  (0.77)       (0.36)          --           --
                                                              --------     --------     --------     --------     --------
    Total distributions.....................................                  (0.91)       (0.50)       (0.10)       (0.09)
                                                              --------     --------     --------     --------     --------
Net asset value, end of period..............................               $  18.26     $  19.03     $  14.29     $  18.23
                                                              ========     ========     ========     ========     ========
Total Return(c).............................................                   0.94%       36.93%      (21.13)%     (13.57)%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................               $357,499     $437,200     $302,051     $116,306
  Net expenses to average daily net assets..................                   0.48%        0.48%        0.48%        0.48%
  Net investment income to average daily net assets.........                   0.89%        0.62%        0.72%        0.54%
  Portfolio turnover rate...................................                    136%          97%          72%         101%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................                   0.04%        0.05%        0.09%        0.07%



(a)Computed using average shares outstanding throughout the period.

(b)The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.
(c)The total returns would have been lower had certain expenses not been reimbursed during the periods shown.

[+ The Fund is the successor to GMO Growth Fund, another series of GMO Trust.
   All information set forth in the table above for the time periods prior to September 16, 2005 relates to GMO Growth Fund.]



U.S. SMALL/MID CAP VALUE FUND+



                                                                   CLASS III SHARES
                                              -----------------------------------------------------------
                                                              YEAR ENDED FEBRUARY 28/29,
                                              -----------------------------------------------------------
                                               2006+        2005+       2004+        2003+        2002+
                                              --------     -------     --------     --------     --------
Net asset value, beginning of period........               $ 15.51     $   9.81     $  14.91     $  13.86
                                              --------     -------     --------     --------     --------
Income from investment operations:
  Net investment income.....................                  0.19(a)      0.17         0.18         0.23
  Net realized and unrealized gain..........                  1.32         5.78        (2.74)        1.58
                                              --------     -------     --------     --------     --------
    Total from investment operations........                  1.51         5.95        (2.56)        1.81
                                              --------     -------     --------     --------     --------
Less distributions to shareholders:
  From net investment income................                 (0.16)       (0.15)       (0.17)       (0.21)
  From net realized gains...................                 (4.48)       (0.10)       (2.37)       (0.55)
                                              --------     -------     --------     --------     --------
    Total distributions.....................                 (4.64)       (0.25)       (2.54)       (0.76)
                                              --------     -------     --------     --------     --------
Net asset value, end of period..............               $ 12.38     $  15.51     $   9.81     $  14.91
                                              ========     =======     ========     ========     ========
Total Return(b)(c)..........................                 14.98%       61.14%      (18.58)%      13.39%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........               $80,084     $179,268     $146,915     $313,596
  Net expenses to average daily net
    assets..................................                  0.48%        0.48%        0.48%        0.48%
  Net investment income to average daily net
    assets..................................                  1.48%        1.21%        1.21%        1.60%
  Portfolio turnover rate...................                    66%          86%          69%          59%
  Fees and expenses reimbursed by the
    Manager to average daily net assets.....                  0.12%        0.08%        0.08%        0.04%
  Purchase premiums and redemption fees
    consisted of the following per share
    amounts:(a).............................               $  0.09     $   0.04     $   0.08     $   0.01



(a)Computed using average shares outstanding throughout the period.


(b)The total returns would have been lower had certain expenses not been reimbursed during the periods shown.


(c)Calculation excludes purchase premiums and redemption fees which are borne by shareholders.


[+ The Fund is the successor to GMO Small/Mid Cap Value Fund, another series of
   GMO Trust. All information set forth in the table above for the time periods prior to September 16, 2005 relates to GMO Small/Mid Cap Value Fund.]

U.S. SMALL/MID CAP GROWTH FUND+



                                                                                CLASS III SHARES
                                                              ----------------------------------------------------
                                                                           YEAR ENDED FEBRUARY 28/29,
                                                              ----------------------------------------------------
                                                               2006+      2005+      2004+      2003+      2002+
                                                              -------    -------    -------    -------    --------
Net asset value, beginning of period........................             $ 21.78    $ 13.52    $ 16.48    $  19.08
                                                              -------    -------    -------    -------    --------
Income from investment operations:
  Net investment income(a)..................................                0.03         --(b)   (0.01)       0.01
  Net realized and unrealized gain..........................                1.96       8.28      (2.95)      (1.12)
                                                              -------    -------    -------    -------    --------
    Total from investment operations........................                1.99       8.28      (2.96)      (1.11)
                                                              -------    -------    -------    -------    --------
Less distributions to shareholders:
  From net investment income................................               (0.01)     (0.02)        --          --
  From net realized gains...................................               (1.80)        --         --       (1.49)
                                                              -------    -------    -------    -------    --------
    Total distributions.....................................               (1.81)     (0.02)        --       (1.49)
                                                              -------    -------    -------    -------    --------
Net asset value, end of period..............................             $ 21.96    $ 21.78    $ 13.52    $  16.48
                                                              =======    =======    =======    =======    ========
Total Return(c)(d)..........................................               10.50%     61.22%    (17.96)%     (6.36)%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................             $38,801    $41,662    $17,669    $ 17,049
  Net expenses to average daily net assets..................                0.48%      0.48%      0.49%       0.48%
  Net investment income to average daily net assets.........                0.16%      0.02%     (0.06)%      0.07%
  Portfolio turnover rate...................................                 110%        97%       116%        118%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................                0.26%      0.24%      0.37%       0.33%
  Purchase premiums and redemption fees consisted of the
    following per share amounts:(a).........................             $  0.04    $  0.06    $  0.03    $   0.02



(a)Calculated using average shares outstanding throughout the period.

(b)Net investment income was less than $0.01.
(c)The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(d)Calculation excludes purchase premiums and redemption fees which are borne by the shareholders.

[+ The Fund is the successor to GMO Small/Mid Cap Growth Fund, another series of
   GMO Trust. All information set forth in the table above for the time periods prior to September 16, 2005 relates to GMO Small/Mid Cap Growth Fund.]


REAL ESTATE FUND*


                                                                                  CLASS III SHARES
                                                              --------------------------------------------------------
                                                                             YEAR ENDED FEBRUARY 28/29,
                                                              --------------------------------------------------------
                                                                2006        2005        2004        2003        2002
                                                              --------    --------    --------    --------    --------
Net asset value, beginning of period........................              $  14.65    $  10.49    $  11.17    $  10.31
                                                              --------    --------    --------    --------    --------
Income from investment operations:
  Net investment income.....................................                  0.59+       0.58+       0.50+       0.56+
  Net realized and unrealized gain (loss)...................                  1.55        4.01       (0.71)       0.84
                                                              --------    --------    --------    --------    --------
    Total from investment operations........................                  2.14        4.59       (0.21)       1.40
                                                              --------    --------    --------    --------    --------
Less distributions to shareholders:
  From net investment income................................                 (0.87)      (0.43)      (0.47)      (0.54)
  From net realized gains...................................                 (1.38)         --          --          --
                                                              --------    --------    --------    --------    --------
    Total distributions.....................................                 (2.25)      (0.43)      (0.47)      (0.54)
                                                              --------    --------    --------    --------    --------
Net asset value, end of period..............................              $  14.54    $  14.65    $  10.49    $  11.17
                                                              ========    ========    ========    ========    ========
Total Return(a).............................................                16.01%       44.56%      (2.16)%     13.73%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................              $235,837    $191,458    $142,256    $192,606
  Net expenses to average daily net assets..................                 0.48%        0.52%       0.69%       0.69%
  Net investment income to average daily net assets.........                 4.13%        4.61%       4.47%       5.18%
  Portfolio turnover rate...................................                  134%          56%         61%          6%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................                 0.25%        0.24%       0.04%       0.05%


(a)The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown.
+  Computed using average shares outstanding throughout the period.

* Effective June 30, 2002, the "GMO REIT Fund" was renamed the "GMO Real Estate Fund."

TAX-MANAGED U.S. EQUITIES FUND


                                                                                   CLASS III SHARES
                                                              -----------------------------------------------------------
                                                                              YEAR ENDED FEBRUARY 28/29,
                                                              -----------------------------------------------------------
                                                               2006         2005         2004         2003         2002
                                                              -------      -------      -------      -------      -------
Net asset value, beginning of period........................               $ 11.58      $  8.62      $ 11.24      $ 12.08
                                                              -------      -------      -------      -------      -------
Income from investment operations:
  Net investment income+....................................                  0.16         0.14         0.14         0.16
  Net realized and unrealized gain (loss)...................                  0.54         2.96        (2.64)       (0.86)
                                                              -------      -------      -------      -------      -------
    Total from investment operations........................                  0.70         3.10        (2.50)       (0.70)
                                                              -------      -------      -------      -------      -------
Less distributions to shareholders:
  From net investment income................................                 (0.14)       (0.14)       (0.12)       (0.14)
                                                              -------      -------      -------      -------      -------
    Total distributions.....................................                 (0.14)       (0.14)       (0.12)       (0.14)
                                                              -------      -------      -------      -------      -------
Net asset value, end of period..............................               $ 12.14      $ 11.58      $  8.62      $ 11.24
                                                              =======      =======      =======      =======      =======
Total Return(a).............................................                  6.12%(b)    36.21%      (22.33)%      (5.78)%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................               $81,374      $62,027      $40,347      $27,495
  Net expenses to average daily net assets..................                  0.48%        0.48%        0.49%        0.48%
  Net investment income to average daily net assets.........                  1.39%        1.34%        1.41%        1.36%
  Portfolio turnover rate...................................                    87%          70%          63%          45%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................                  0.08%        0.13%        0.16%        0.36%



(a)The total returns would have been lower had certain expenses not been reimbursed during the period shown.

(b)The effect of losses resulting from compliance violations and the Manager's reimbursement of such losses had no effect on total return.
+  Computed using average shares outstanding throughout the period.


TAX-MANAGED SMALL/MID CAP FUND*



                                                                                   CLASS III SHARES
                                                              -----------------------------------------------------------
                                                                              YEAR ENDED FEBRUARY 28/29,
                                                              -----------------------------------------------------------
                                                               2006         2005         2004         2003         2002
                                                              -------      -------      -------      -------      -------
Net asset value, beginning of period........................               $ 14.80      $  9.66      $ 11.76      $ 10.54
                                                              -------      -------      -------      -------      -------
Income from investment operations:
  Net investment income.....................................                  0.08+        0.08         0.11         0.15
  Net realized and unrealized gain (loss)...................                  2.13         5.14        (2.10)        1.23
                                                              -------      -------      -------      -------      -------
    Total from investment operations........................                  2.21         5.22        (1.99)        1.38
                                                              -------      -------      -------      -------      -------
Less distributions to shareholders:
  From net investment income................................                 (0.07)       (0.08)       (0.11)       (0.16)
                                                              -------      -------      -------      -------      -------
    Total distributions.....................................                 (0.07)       (0.08)       (0.11)       (0.16)
                                                              -------      -------      -------      -------      -------
Net asset value, end of period..............................               $ 16.94      $ 14.80      $  9.66      $ 11.76
                                                              =======      =======      =======      =======      =======
Total Return(a).............................................                 14.99%       54.21%      (17.00)%      13.25%
  Ratios/Supplemental Data:
  Net assets, end of period (000's).........................               $27,085      $24,529      $20,723      $37,544
  Net expenses to average daily net assets..................                  0.70%        0.70%        0.71%        0.70%
  Net investment income to average daily net assets.........                  0.56%        0.62%        0.90%        1.30%
  Portfolio turnover rate...................................                    90%          66%          55%          65%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................                  0.25%        0.31%        0.18%        0.20%
  Purchase premiums consisted of the following per share
    amounts:+...............................................                    --(b)        --      $  0.01           --(b)



(a)The total returns would have been lower had certain expenses not been reimbursed during the period shown. Calculation excludes purchase premiums which are borne by shareholders.

(b)Purchase premiums were less than $0.01 per share.
+  Computed using average shares outstanding throughout the period.

* Effective August 31, 2005, the "GMO Tax-Managed Small Companies Fund" was renamed the "GMO Tax-Managed Small/Mid Cap Fund."

                      [This page intentionally left blank]

INTERNATIONAL EQUITY FUNDS


INTERNATIONAL CORE EQUITY FUND+


                                                                    CLASS III SHARES
                                            -----------------------------------------------------------------
                                                                                      PERIOD FROM JANUARY 29,
                                                  YEAR ENDED FEBRUARY 28/29,           2002 (COMMENCEMENT OF
                                            ---------------------------------------     OPERATIONS) THROUGH
                                             2006+     2005+      2004+      2003+      FEBRUARY 28, 2002+
                                            -------   --------   --------   -------   -----------------------
Net asset value, beginning of period...               $  26.75   $  18.04   $ 20.40           $ 20.00
                                            -------   --------   --------   -------           -------
Income from investment operations:
  Net investment income(a).............                   0.55       0.40      0.37              0.02
  Net realized and unrealized gain.....                   4.54       8.81     (2.03)             0.38
                                            -------   --------   --------   -------           -------
    Total from investment operations...                   5.09       9.21     (1.66)             0.40
                                            -------   --------   --------   -------           -------
Less distributions to shareholders:
  From net investment income...........                  (0.54)     (0.50)    (0.70)               --
  From net realized gains..............                  (0.49)        --        --                --
                                            -------   --------   --------   -------           -------
    Total distributions................                  (1.03)     (0.50)    (0.70)               --
                                            -------   --------   --------   -------           -------
Net asset value, end of period.........               $  30.81   $  26.75   $ 18.04           $ 20.40
                                            =======   ========   ========   =======           =======
Total Return(b)........................                  19.20%     51.46%    (8.28)%            2.00%**
Ratios/Supplemental Data:
  Net assets, end of period (000's)....               $321,463   $201,333   $68,047           $47,081
  Net expenses to average daily net
    assets.............................                   0.55%      0.55%     0.55%             0.55%*
  Net investment income to average
    daily net assets...................                   1.98%      1.77%     1.82%             1.56%*
  Portfolio turnover rate..............                     45%        43%       64%                0%(c)
  Fees and expenses reimbursed by the
    Manager to average daily net
    assets.............................                   0.14%      0.27%     0.39%             1.89%*

                                                      CLASS IV SHARES
                                         ------------------------------------------
                                                              PERIOD FROM JUNE 30,
                                                              2003 (COMMENCEMENT OF
                                                               OPERATIONS) THROUGH
                                          2006+     2005+      FEBRUARY 29, 2004+
                                         -------   --------   ---------------------
Net asset value, beginning of period...            $  26.75          $ 21.08
                                         -------   --------          -------
Income from investment operations:
  Net investment income(a).............                0.56             0.16
  Net realized and unrealized gain.....                4.54             6.03
                                         -------   --------          -------
    Total from investment operations...                5.10             6.19
                                         -------   --------          -------
Less distributions to shareholders:
  From net investment income...........               (0.56)           (0.52)
  From net realized gains..............               (0.49)              --
                                         -------   --------          -------
    Total distributions................               (1.05)           (0.52)
                                         -------   --------          -------
Net asset value, end of period.........            $  30.80          $ 26.75
                                         =======   ========          =======
Total Return(b)........................               19.24%           29.71%**
Ratios/Supplemental Data:
  Net assets, end of period (000's)....            $255,580          $24,134
  Net expenses to average daily net
    assets.............................                0.49%            0.49%*
  Net investment income to average
    daily net assets...................                2.01%            0.99%*
  Portfolio turnover rate..............                  45%              43%***
  Fees and expenses reimbursed by the
    Manager to average daily net
    assets.............................                0.14%            0.26%*



(a)  Computed using average shares outstanding throughout the period.


(b) Total return would have been lower had certain expenses not been reimbursed during the period shown.


(c)  Portfolio turnover rate was less than 1%.

*    Annualized.
**   Not annualized.
*** Calculation represents portfolio turnover of the Fund for the year ended February 29, 2004.

[+ The Fund is the successor to GMO International Disciplined Equity Fund, another series of GMO Trust. All information set forth in the table above for the time periods prior to September 16, 2005 relates to GMO International Disciplined Equity Fund.]


INTERNATIONAL INTRINSIC VALUE FUND*

                                                         CLASS II SHARES
                                    ---------------------------------------------------------
                                                   YEAR ENDED FEBRUARY 28/29,
                                    ---------------------------------------------------------
                                      2006         2005        2004        2003        2002
                                    --------     --------     -------     -------     -------
Net asset value, beginning of
  period..........................               $  24.18     $ 16.04     $ 17.41     $ 20.30
                                    --------     --------     -------     -------     -------
Income (loss) from investment
  operations:
  Net investment income+..........                   0.49        0.44        0.37        0.28
  Net realized and unrealized gain
    (loss)........................                   5.07        8.31       (1.05)      (2.44)
                                    --------     --------     -------     -------     -------
    Total from investment
      operations..................                   5.56        8.75       (0.68)      (2.16)
                                    --------     --------     -------     -------     -------
Less distributions to
  shareholders:
  From net investment income......                  (0.66)      (0.61)      (0.69)      (0.73)
  From net realized gains.........                  (0.04)         --          --          --
                                    --------     --------     -------     -------     -------
    Total distributions...........                  (0.70)      (0.61)      (0.69)      (0.73)
                                    --------     --------     -------     -------     -------
Net asset value, end of period....               $  29.04     $ 24.18     $ 16.04     $ 17.41
                                    ========     ========     =======     =======     =======
Total Return(a)...................                  23.17%      54.99%      (4.11)%    (10.71)%
Ratios/Supplemental Data:
  Net assets, end of period
    (000's).......................               $231,695     $85,625     $67,896     $42,495
  Net expenses to average daily
    net assets....................                   0.76%       0.76%       0.76%       0.76%
  Net investment income to average
    daily net assets..............                   1.88%       2.15%       2.06%       1.56%
  Portfolio turnover rate.........                     46%         44%         51%         51%
  Fees and expenses reimbursed by
    the Manager to average daily
    net assets....................                   0.07%       0.09%       0.10%       0.10%

                                                              CLASS III SHARES
                                    --------------------------------------------------------------------
                                                         YEAR ENDED FEBRUARY 28/29,
                                    --------------------------------------------------------------------
                                       2006           2005           2004          2003          2002
                                    ----------     ----------     ----------     --------     ----------
Net asset value, beginning of
  period..........................                 $    24.32     $    16.13     $  17.50     $    20.37
                                    ----------     ----------     ----------     --------     ----------
Income (loss) from investment
  operations:
  Net investment income+..........                       0.59           0.45         0.40           0.44
  Net realized and unrealized gain
    (loss)........................                       5.02           8.36        (1.08)         (2.59)
                                    ----------     ----------     ----------     --------     ----------
    Total from investment
      operations..................                       5.61           8.81        (0.68)         (2.15)
                                    ----------     ----------     ----------     --------     ----------
Less distributions to
  shareholders:
  From net investment income......                      (0.66)         (0.62)       (0.69)         (0.72)
  From net realized gains.........                      (0.04)            --           --             --
                                    ----------     ----------     ----------     --------     ----------
    Total distributions...........                      (0.70)         (0.62)       (0.69)         (0.72)
                                    ----------     ----------     ----------     --------     ----------
Net asset value, end of period....                 $    29.23     $    24.32     $  16.13     $    17.50
                                    ==========     ==========     ==========     ========     ==========
Total Return(a)...................                      23.28%         55.05%       (4.05)%       (10.60)%
Ratios/Supplemental Data:
  Net assets, end of period
    (000's).......................                 $1,804,485     $1,350,850     $845,997     $1,053,104
  Net expenses to average daily
    net assets....................                       0.69%          0.69%        0.69%          0.69%
  Net investment income to average
    daily net assets..............                       2.30%          2.22%        2.26%          2.37%
  Portfolio turnover rate.........                         46%            44%          51%            51%
  Fees and expenses reimbursed by
    the Manager to average daily
    net assets....................                       0.07%          0.09%        0.10%          0.10%



(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.

+   Computed using average shares outstanding throughout the period.

* Effective February 1, 2001, the "GMO International Core Fund" was renamed the "GMO International Intrinsic Value Fund."

INTERNATIONAL GROWTH EQUITY FUND+



                                                                  CLASS III                                       CLASS IV
                                      -----------------------------------------------------------------     ---------------------
                                                         YEAR ENDED FEBRUARY 28/29,
                                      -----------------------------------------------------------------
                                                                                        PERIOD FROM              PERIOD FROM
                                                                                     NOVEMBER 30, 2001          JUNE 30, 2005
                                                                                     (COMMENCEMENT OF           (COMMENCEMENT
                                                                                    OPERATIONS) THROUGH        OF OPERATIONS)
                                       2006+       2005+       2004+      2003+     FEBRUARY 28, 2002+      TO FEBRUARY 28, 2006+
                                      --------   ----------   --------   --------   -------------------     ---------------------
Net asset value, beginning of
  period.........................                $    23.67   $  16.83   $  19.65         $ 20.00
                                      --------   ----------   --------   --------         -------                  -------
Income from investment
  operations:
  Net investment income(a).......                      0.40       0.29       0.25            0.01
  Net realized and unrealized
    gain (loss)..................                      3.94       6.81      (2.46)          (0.36)
                                      --------   ----------   --------   --------         -------                  -------
    Total from investment
      operations.................                      4.34       7.10      (2.21)          (0.35)
                                      --------   ----------   --------   --------         -------                  -------
Less distributions to
  shareholders:
  From net investment income.....                     (0.33)     (0.26)     (0.61)             --
  From net realized gains........                     (0.46)        --         --              --
                                      --------   ----------   --------   --------         -------                  -------
    Total distributions..........                     (0.79)     (0.26)     (0.61)             --
                                      --------   ----------   --------   --------         -------                  -------
Net asset value, end of period...                $    27.22   $  23.67   $  16.83         $ 19.65
                                      ========   ==========   ========   ========         =======                  =======
Total Return(b)..................                     18.66%     42.33%    (11.40)%         (1.75)%**
Ratios/Supplemental Data:
  Net assets, end of period
    (000's)......................                $1,653,053   $565,104   $178,804         $84,884
  Net expenses to average daily
    net assets...................                      0.69%      0.69%      0.69%           0.69%*
  Net investment income to
    average daily net assets.....                      1.64%      1.38%      1.32%           0.36%*
  Portfolio turnover rate........                        52%        63%        78%             15%
  Fees and expenses reimbursed by
    the Manager to average daily
    net assets...................                      0.09%      0.16%      0.22%           0.65%*



(a)  Computed using average shares outstanding throughout the period.


(b) The total returns would have been lower had certain expenses not been reimbursed during the period shown.

*    Annualized.
**   Not annualized.

+ [The Fund is the successor to GMO International Growth Fund, another series of GMO Trust. All information set forth in the table above for the time periods prior to September 16, 2005 relates to GMO International Growth Fund.]



[INTERNATIONAL INTRINSIC VALUE FUND (CONT'D)]



                                   CLASS IV SHARES
         --------------------------------------------------------------------
                              YEAR ENDED FEBRUARY 28/29,
         --------------------------------------------------------------------
            2006            2005           2004          2003          2002
         ----------      ----------      --------      --------      --------
                         $    24.31      $  16.12      $  17.50      $  20.37
         ----------      ----------      --------      --------      --------
                               0.54          0.43          0.38          0.36
                               5.09          8.39         (1.05)        (2.49)
         ----------      ----------      --------      --------      --------
                               5.63          8.82         (0.67)        (2.13)
         ----------      ----------      --------      --------      --------

                              (0.68)        (0.63)        (0.71)        (0.74)
                              (0.04)           --            --            --
         ----------      ----------      --------      --------      --------
                              (0.72)        (0.63)        (0.71)        (0.74)
         ----------      ----------      --------      --------      --------
                         $    29.22      $  24.31      $  16.12      $  17.50
         ==========      ==========      ========      ========      ========
                              23.37%        55.15%        (4.02)%      (10.52)%

                         $2,193,988      $863,612      $334,240      $248,579
                               0.63%         0.63%         0.63%         0.63%

                               2.06%         2.08%         2.13%         1.97%
                                 46%           44%           51%           51%

                               0.07%         0.09%         0.10%         0.10%

GLOBAL GROWTH FUND


                                                                              CLASS III SHARES
                                                                 ------------------------------------------
                                                                                          PERIOD FROM
                                                                   YEAR ENDED            JULY 20, 2004
                                                                 FEBRUARY 28/29,         (COMMENCEMENT
                                                                 ---------------     OF OPERATIONS) THROUGH
                                                                      2006             FEBRUARY 28, 2005
                                                                 ---------------     ----------------------
Net asset value, beginning of period........................                                $ 20.00
                                                                 ---------------            -------
Income from investment operations:
  Net investment income+....................................                                   0.15
  Net realized and unrealized gain..........................                                   2.79
                                                                 ---------------            -------
    Total from investment operations........................                                   2.94
                                                                 ---------------            -------
Less distributions to shareholders:
  From net investment income................................                                  (0.27)
                                                                 ---------------            -------
    Total distributions.....................................                                  (0.27)
                                                                 ---------------            -------
Net asset value, end of period..............................                                $ 22.67
                                                                 ===============            =======
Total Return(a).............................................                                  14.72%**
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................                                $57,960
  Net expenses to average daily net assets..................                                   0.62%*
  Net investment income to average daily net assets.........                                   1.17%*
  Portfolio turnover rate...................................                                     40%**
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................                                   0.51%*
  Purchase premiums and redemption fees consisted of the
    following per share amounts:............................                                $  0.00(b)


(a) The total return would have been lower had certain expenses not been reimbursed during the period shown. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.
(b) For the period ended February 28, 2005, the Fund received no purchase premiums or redemption fees.
 +   Computed using average shares outstanding throughout the period.
 *   Annualized.
 **  Not annualized.


DEVELOPED WORLD STOCK FUND



                                                                  CLASS III           CLASS IV
                                                              -----------------   -----------------
                                                                 PERIOD FROM         PERIOD FROM
                                                               AUGUST 1, 2005      AUGUST 1, 2005
                                                                (COMMENCEMENT       (COMMENCEMENT
                                                              OF OPERATIONS) TO   OF OPERATIONS) TO
                                                              FEBRUARY 28, 2006   FEBRUARY 28, 2006
                                                              -----------------   -----------------
Net asset value, beginning of period
Income from investment operations:
  Net investment income.....................................
  Net realized and unrealized gain..........................
                                                                  --------            --------
    Total from investment operations........................
                                                                  --------            --------
Less distributions to shareholders:
  From net investment income................................
                                                                  --------            --------
    Total distributions.....................................
                                                                  --------            --------
Net asset value, end of period..............................
                                                                  ========            ========
Total Return................................................
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................
  Net expenses to average daily net assets..................
  Net investment income to average daily net assets.........
  Portfolio turnover rate...................................
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................
  Purchase premiums and redemption fees consisted of the
    following per share amounts:............................

CURRENCY HEDGED INTERNATIONAL EQUITY FUND*


                                                                                      CLASS III SHARES
                                                                 ----------------------------------------------------------
                                                                                 YEAR ENDED FEBRUARY 28/29,
                                                                 ----------------------------------------------------------
                                                                   2006         2005         2004        2003        2002
                                                                 --------     --------     --------     -------     -------
Net asset value, beginning of period........................                  $   7.33     $   5.54     $  7.14     $  9.25
                                                                 --------     --------     --------     -------     -------
Income from investment operations:
  Net investment income+....................................                      0.21(a)      0.20(a)     0.22(a)     0.46(a)
  Net realized and unrealized gain (loss)...................                      0.84         1.59       (1.55)      (1.00)
                                                                 --------     --------     --------     -------     -------
    Total from investment operations........................                      1.05         1.79       (1.33)      (0.54)
                                                                 --------     --------     --------     -------     -------
Less distributions to shareholders:
  From net investment income................................                        --           --       (0.27)      (1.53)
  From net realized gains...................................                        --           --          --       (0.04)
                                                                 --------     --------     --------     -------     -------
    Total distributions.....................................                        --           --       (0.27)      (1.57)
                                                                 --------     --------     --------     -------     -------
Net asset value, end of period                                   ........     $   8.38     $   7.33     $  5.54     $  7.14
                                                                 ========     ========     ========     =======     =======
Total Return(b).............................................                     14.32%       32.31%     (19.53)%     (5.38)%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................                  $580,905     $160,586     $28,923     $37,581
  Net expenses to average daily net assets..................                      0.04%(c)     0.04%(c)    0.06%(c)    0.31%(c)
  Net investment income to average daily net assets.........                      2.64%(a)     2.98%(a)    3.32%(a)    5.33%(a)
  Portfolio turnover rate...................................                         3%           5%         90%        120%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................                      0.71%        0.87%       1.32%       0.79%



(a) Recognition of net investment income is affected by the timing of the declaration of dividends by the underlying Funds in which the Fund invests.

(b) Total returns would be lower had certain expenses not been reimbursed and/or waived during the periods shown.

(c) Net expenses exclude expenses incurred indirectly through investment in underlying Funds.

 +   Computed using average shares outstanding throughout the period.

 * Effective February 1, 2001, the "GMO Currency Hedged International Core Fund" was renamed the "GMO Currency Hedged International Equity Fund."

FOREIGN FUND

                                                        CLASS II SHARES                             CLASS III SHARES
                                    --------------------------------------------------------    ------------------------
                                                   YEAR ENDED FEBRUARY 28/29,                   YEAR ENDED FEBRUARY 28/29,
                                    --------------------------------------------------------    ------------------------
                                      2006        2005        2004        2003        2002         2006          2005
                                    --------    --------    --------    --------    --------    ----------    ----------
Net asset value, beginning of
  period........................                $  13.29    $   8.88    $   9.94    $  11.21                  $    13.34
                                    --------    --------    --------    --------    --------    ----------    ----------
Income from investment
  operations:
  Net investment income(a)......                    0.26        0.17        0.15        0.16                        0.26
  Net realized and unrealized
    gain (loss).................                    2.28        4.46       (1.03)      (1.20)                       2.30
                                    --------    --------    --------    --------    --------    ----------    ----------
    Total from investment
      operations................                    2.54        4.63       (0.88)      (1.04)                       2.56
                                    --------    --------    --------    --------    --------    ----------    ----------
Less distributions to
  shareholders:
  From net investment income....                   (0.34)      (0.22)      (0.18)      (0.11)                      (0.36)
  From net realized gains.......                   (0.36)         --          --       (0.12)                      (0.36)
                                    --------    --------    --------    --------    --------    ----------    ----------
    Total distributions.........                   (0.70)      (0.22)      (0.18)      (0.23)                      (0.72)
                                    --------    --------    --------    --------    --------    ----------    ----------
Net asset value, end of
  period........................                $  15.13    $  13.29    $   8.88    $   9.94                  $    15.18
                                    ========    ========    ========    ========    ========    ==========    ==========
Total Return(b).................                   19.40%      52.49%      (9.00)%     (9.37)%                     19.41%
Ratios/Supplemental Data:
  Net assets, end of period
    (000's).....................                $808,149    $781,448    $305,423    $100,127                  $3,663,370
  Net expenses to average daily
    net assets..................                    0.82%       0.82%       0.82%       0.82%                       0.75%
  Net investment income to
    average daily net assets....                    1.92%       1.47%       1.54%       1.56%                       1.87%
  Portfolio turnover rate.......                      23%         25%         22%         22%                         23%
  Fees and expenses reimbursed
    by the Manager to average
    daily net assets............                    0.06%       0.08%       0.09%       0.09%                       0.06%

                                             CLASS III SHARES
                                  --------------------------------------
                                      YEAR ENDED FEBRUARY 28/29,
                                  --------------------------------------
                                     2004          2003          2002
                                  ----------    ----------    ----------
Net asset value, beginning of
  period........................  $     8.90    $     9.95    $    11.22
                                  ----------    ----------    ----------
Income from investment
  operations:
  Net investment income(a)......        0.19          0.17          0.19
  Net realized and unrealized
    gain (loss).................        4.47         (1.04)        (1.23)
                                  ----------    ----------    ----------
    Total from investment
      operations................        4.66         (0.87)        (1.04)
                                  ----------    ----------    ----------
Less distributions to
  shareholders:
  From net investment income....       (0.22)        (0.18)        (0.11)
  From net realized gains.......          --            --         (0.12)
                                  ----------    ----------    ----------
    Total distributions.........       (0.22)        (0.18)        (0.23)
                                  ----------    ----------    ----------
Net asset value, end of
  period........................  $    13.34    $     8.90    $     9.95
                                  ==========    ==========    ==========
Total Return(b).................       52.76%        (8.89)%       (9.33)%
Ratios/Supplemental Data:
  Net assets, end of period
    (000's).....................  $2,260,046    $1,241,562    $1,049,456
  Net expenses to average daily
    net assets..................        0.75%         0.75%         0.75%
  Net investment income to
    average daily net assets....        1.67%         1.77%         1.88%
  Portfolio turnover rate.......          25%           22%           22%
  Fees and expenses reimbursed
    by the Manager to average
    daily net assets............        0.08%         0.09%         0.09%



(a)  Computed using average shares outstanding throughout the period.
(b)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown.


FOREIGN SMALL COMPANIES FUND++

                                                                CLASS III SHARES
                                      --------------------------------------------------------------------

                                                           YEAR ENDED FEBRUARY 28/29,
                                      --------------------------------------------------------------------
                                        2006           2005           2004           2003           2002
                                      --------       --------       --------       --------       --------
Net asset value, beginning of
  period............................                 $  14.79       $   9.13       $   9.59       $   9.68
                                      --------       --------       --------       --------       --------
Income from investment operations:
  Net investment income.............                     0.26+          0.20+          0.16+          0.15
  Net realized and unrealized gain
    (loss)..........................                     3.76           5.77          (0.51)(a)       0.00(a)(b)
                                      --------       --------       --------       --------       --------
    Total from investment
      operations....................                     4.02           5.97          (0.35)          0.15
                                      --------       --------       --------       --------       --------
Less distributions to shareholders:
  From net investment income........                    (0.38)         (0.31)         (0.11)         (0.24)
  From net realized gains...........                    (1.24)            --             --             --
                                      --------       --------       --------       --------       --------
    Total distributions.............                    (1.62)         (0.31)         (0.11)         (0.24)
                                      --------       --------       --------       --------       --------
Net asset value, end of period......                 $  17.19       $  14.79       $   9.13       $   9.59
                                      ========       ========       ========       ========       ========
Total Return(c).....................                    28.40%         65.76%         (3.64)%         1.59%
Ratios/Supplemental Data:
  Net assets, end of period
    (000's).........................                 $426,758       $480,966       $275,739       $149,566
  Net expenses to average daily net
    assets..........................                     0.85%          0.85%          0.85%          0.86%(d)
  Net investment income to average
    daily net assets................                     1.71%          1.71%          1.59%          1.48%
  Portfolio turnover rate...........                       25%            31%            24%            17%
  Fees and expenses reimbursed by
    the Manager to average daily net
    assets..........................                     0.09%          0.11%          0.15%          0.26%

                                                              CLASS IV SHARES
                                      ----------------------------------------------------------------
                                                                                     THE PERIOD FROM
                                                                                      JUNE 14, 2002
                                            YEAR ENDED FEBRUARY 28/29,              (COMMENCEMENT OF
                                      --------------------------------------       OPERATIONS) THROUGH
                                        2006           2005           2004          FEBRUARY 28, 2003
                                      --------       --------       --------       -------------------
Net asset value, beginning of
  period............................                 $  14.80       $   9.13            $  10.60
                                      --------       --------       --------            --------
Income from investment operations:
  Net investment income.............                     0.26+          0.21+               0.08+
  Net realized and unrealized gain
    (loss)..........................                     3.76           5.77               (1.43)
                                      --------       --------       --------            --------
    Total from investment
      operations....................                     4.02           5.98               (1.35)
                                      --------       --------       --------            --------
Less distributions to shareholders:
  From net investment income........                    (0.38)         (0.31)              (0.12)
  From net realized gains...........                    (1.24)            --                  --
                                      --------       --------       --------            --------
    Total distributions.............                    (1.62)         (0.31)              (0.12)
                                      --------       --------       --------            --------
Net asset value, end of period......                 $  17.20       $  14.80            $   9.13
                                      ========       ========       ========            ========
Total Return(c).....................                    28.44%         65.92%             (12.76)%**
Ratios/Supplemental Data:
  Net assets, end of period
    (000's).........................                 $567,048       $333,731            $202,319
  Net expenses to average daily net
    assets..........................                     0.81%          0.80%               0.80%*
  Net investment income to average
    daily net assets................                     1.69%          1.78%               1.13%*
  Portfolio turnover rate...........                       25%            31%                 24%
  Fees and expenses reimbursed by
    the Manager to average daily net
    assets..........................                     0.09%          0.11%               0.14%*


(a)  The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.
(b)  Net realized and unrealized loss was less than $0.01 per share.
(c)  The total return would have been lower had certain expenses not been reimbursed during the periods shown.
(d)  Includes transfer taxes not reimbursed by the Manager, which approximate 0.01% of average daily net assets.
  +  Computed using average shares outstanding throughout the period.
 ++  The Fund commenced operations on June 30, 2000 subsequent to a transaction involving the reorganization of a discrete,
     GMO-managed pool of the International Small Cap Fund of the Common Fund for Nonprofit Organizations (the "GMO Pool") as the
     Fund.
  *  Annualized.
 **  Not annualized.

[FOREIGN FUND (CONT'D)]



                               CLASS IV SHARES
        --------------------------------------------------------------
                          YEAR ENDED FEBRUARY 28/29,
        --------------------------------------------------------------
          2006          2005          2004         2003         2002
        --------     ----------     --------     --------     --------
                     $    13.34     $   8.90     $   9.96     $  11.22
        --------     ----------     --------     --------     --------
                           0.28         0.19         0.18         0.20
                           2.28         4.48        (1.05)       (1.22)
        --------     ----------     --------     --------     --------
                           2.56         4.67        (0.87)       (1.02)
        --------     ----------     --------     --------     --------
                          (0.36)       (0.23)       (0.19)       (0.12)
                          (0.36)          --           --        (0.12)
        --------     ----------     --------     --------     --------
                          (0.72)       (0.23)       (0.19)       (0.24)
        --------     ----------     --------     --------     --------
                     $    15.18     $  13.34     $   8.90     $   9.96
        ========     ==========     ========     ========     ========
                          19.47%       52.84%       (8.92)%      (9.19)%
                     $1,169,805     $923,221     $207,858     $134,357
                           0.69%        0.70%        0.69%        0.69%
                           2.00%        1.65%        1.79%        1.97%
                             23%          25%          22%          22%
                                            %
                           0.06%        0.09         0.09%        0.09%



INTERNATIONAL SMALL COMPANIES FUND



                                                                                     CLASS III SHARES
                                                              --------------------------------------------------------------
                                                                                YEAR ENDED FEBRUARY 28/29,
                                                              --------------------------------------------------------------
                                                                 2006          2005          2004         2003        2002
                                                              ----------    ----------    ----------    --------    --------
Net asset value, beginning of period........................                $    17.09    $     9.50    $  10.44    $  11.68
                                                              ----------    ----------    ----------    --------    --------
Income from investment operations:
  Net investment income.....................................                      0.30+         0.20        0.15        0.22
  Net realized and unrealized gain (loss)...................                      3.56          7.94       (0.80)      (1.11)
                                                              ----------    ----------    ----------    --------    --------
    Total from investment operations........................                      3.86          8.14       (0.65)      (0.89)
                                                              ----------    ----------    ----------    --------    --------
Less distributions to shareholders:
  From net investment income................................                     (0.54)        (0.20)      (0.29)      (0.35)
  From net realized gains...................................                     (2.57)        (0.35)         --       (0.00)(a)
                                                              ----------    ----------    ----------    --------    --------
    Total distributions.....................................                     (3.11)        (0.55)      (0.29)      (0.35)
                                                              ----------    ----------    ----------    --------    --------
Net asset value, end of period..............................                $    17.84    $    17.09    $   9.50    $  10.44
                                                              ==========    ==========    ==========    ========    ========
Total Return(b)(c)..........................................                     24.45%        86.62%      (6.30)%     (7.57)%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................                $1,517,223    $1,592,464    $536,648    $253,612
  Net expenses to average daily net assets..................                      0.75%         0.75%       0.75%       0.75%
  Net investment income to average daily net assets.........                      1.75%         1.60%       1.65%       2.02%
  Portfolio turnover rate...................................                        53%           46%         44%         34%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................                      0.11%         0.13%       0.17%       0.22%
  Purchase and redemption fees consisted of the following
    per share amounts:+.....................................                $     0.08    $     0.04    $   0.06    $   0.05



(a)  The distribution from net realized gains was less than $.01 per share.
(b)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(c)  Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.
+    Computed using average shares outstanding throughout the period.

EMERGING MARKETS FUND


                                                             CLASS III SHARES
                                 ------------------------------------------------------------------------
                                                        YEAR ENDED FEBRUARY 28/29,
                                 ------------------------------------------------------------------------
                                    2006            2005            2004            2003           2002
                                 ----------      ----------      ----------      ----------      --------
Net asset value, beginning of
  period.......................                  $    15.78      $     8.82      $     9.84      $   9.04
                                 ----------      ----------      ----------      ----------      --------
Income (loss) from investment
  operations:
  Net investment income+.......                        0.34            0.23            0.11          0.18
  Net realized and unrealized
    gain (loss)................                        4.40            6.97           (1.00)         0.80
                                 ----------      ----------      ----------      ----------      --------
    Total from investment
      operations...............                        4.74            7.20           (0.89)         0.98
                                 ----------      ----------      ----------      ----------      --------
Less distributions to
  shareholders:
  From net investment
    income.....................                       (0.32)          (0.24)          (0.13)        (0.18)
  From net realized
    gains......................                       (1.15)             --              --            --
                                 ----------      ----------      ----------      ----------      --------
    Total distributions........                       (1.47)          (0.24)          (0.13)        (0.18)
                                 ----------      ----------      ----------      ----------      --------
Net asset value, end of
  period.......................                  $    19.05      $    15.78      $     8.82      $   9.84
                                 ==========      ==========      ==========      ==========      ========
Total Return(c)................                       31.45%          82.10%          (9.14)%       11.15%
Ratios/Supplemental Data:
  Net assets, end of period
    (000's)....................                  $4,433,098      $4,079,172      $1,215,653      $826,960
  Net expenses to average daily
    net assets.................                        1.11%           1.12%           1.16%         1.19%(d)
  Net investment income to
    average daily net assets...                        2.17%           1.85%           1.12%         2.32%
  Portfolio turnover rate......                          57%             46%             59%           74%
  Fees and expenses reimbursed
    by the Manager to average
    daily net assets...........                        0.01%           0.02%           0.02%         0.02%
  Purchase and redemption fees
    consisted of the following
    per share amounts:.........                  $     0.01      $     0.06      $     0.05      $   0.05


                                                            CLASS IV SHARES
                                 ----------------------------------------------------------------------
                                                       YEAR ENDED FEBRUARY 28/29,
                                 ----------------------------------------------------------------------
                                   2006           2005            2004            2003           2002
                                 --------      ----------      ----------      ----------      --------
Net asset value, beginning of
  period.......................                $    15.75      $     8.81      $     9.83      $   9.03
                                 --------      ----------      ----------      ----------      --------
Income (loss) from investment
  operations:
  Net investment income+.......                      0.34            0.24            0.11          0.17
  Net realized and unrealized
    gain (loss)................                      4.41            6.94           (0.99)         0.82
                                 --------      ----------      ----------      ----------      --------
    Total from investment
      operations...............                      4.75            7.18           (0.88)         0.99
                                 --------      ----------      ----------      ----------      --------
Less distributions to
  shareholders:
  From net investment
    income.....................                     (0.33)          (0.24)          (0.14)        (0.19)
  From net realized
    gains......................                     (1.15)             --              --            --
                                 --------      ----------      ----------      ----------      --------
    Total distributions........                     (1.48)          (0.24)          (0.14)        (0.19)
                                 --------      ----------      ----------      ----------      --------
Net asset value, end of
  period.......................                $    19.02      $    15.75      $     8.81      $   9.83
                                 ========      ==========      ==========      ==========      ========
Total Return(c)................                     31.59%          81.97%          (9.09)%       11.22%
Ratios/Supplemental Data:
  Net assets, end of period
    (000's)....................                $3,255,865      $1,799,736      $1,003,594      $735,455
  Net expenses to average daily
    net assets.................                      1.06%           1.08%           1.12%         1.14%(d)
  Net investment income to
    average daily net assets...                      2.13%           2.05%           1.16%         2.27%
  Portfolio turnover rate......                        57%             46%             59%           74%
  Fees and expenses reimbursed
    by the Manager to average
    daily net assets...........                      0.01%           0.02%           0.02%         0.02%
  Purchase and redemption fees
    consisted of the following
    per share amounts:.........                $     0.00(g)   $     0.05      $     0.02      $   0.03



(a)   The class was inactive from October 27, 2004 to February 11, 2005.

(b)   Distributions from net realized gains were less than $0.01 per share.
(c) The total returns would have been lower had certain expenses not been reimbursed during the periods shown. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.
(d) Includes stamp duties and transfer taxes not reimbursed by the Manager, which approximate .035% of average daily net assets.
(e) The ratio for the period has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.
(g)   Purchase premiums and redemption fees were less than $0.01 per share.
+     Computed using average shares outstanding throughout the period.
*     Annualized.
**    Not annualized.
*** Calculation represents portfolio turnover for Fund for the year ending February 28, 2005.
**** Calculation represents portfolio turnover for Fund for the year ending February 29, 2004.

                                    CLASS V SHARES                                                   CLASS VI SHARES
      --------------------------------------------------------------------------         ----------------------------------------
                           PERIOD FROM                             PERIOD FROM                                      PERIOD FROM
                        FEBRUARY 11, 2005                         AUGUST 4, 2003                                   JUNE 30, 2003
                          (COMMENCEMENT         PERIOD FROM       (COMMENCEMENT                                    (COMMENCEMENT
        YEAR ENDED       OF OPERATIONS)        MARCH 1, 2004      OF OPERATIONS)               YEAR ENDED          OF OPERATIONS)
      FEBRUARY 28/29,        THROUGH              THROUGH            THROUGH                 FEBRUARY 28/29,          THROUGH
      ---------------     FEBRUARY 28,          OCTOBER 26         FEBRUARY 29,          -----------------------    FEBRUARY 29,
           2006              2005(A)              2004(A)              2004                 2006         2005           2004
      ---------------   -----------------      -------------      --------------         ----------   ----------   --------------
                             $ 17.88             $  15.77            $  10.81                         $    15.76      $  10.45
        -------------        -------             --------            --------            ----------   ----------      --------
                               (0.01)                0.25                0.13                               0.34          0.14
                                1.15                (0.09)               5.02                               4.41          5.42
        -------------        -------             --------            --------            ----------   ----------      --------
                                1.14                 0.16                5.15                               4.75          5.56
        -------------        -------             --------            --------            ----------   ----------      --------
                                  --                (0.07)              (0.19)                             (0.33)        (0.25)
                                  --                (0.00)(b)              --                              (1.15)           --
        -------------        -------             --------            --------            ----------   ----------      --------
                                  --                (0.07)              (0.19)                             (1.48)        (0.25)
        -------------        -------             --------            --------            ----------   ----------      --------
                             $ 19.02             $  15.86            $  15.77                         $    19.03      $  15.76
        =============        =======             ========            ========            ==========   ==========      ========
                                6.38%**              1.10%**            47.82%**                           31.63%        53.62%**
                             $38,564             $116,417            $382,193                         $2,083,376      $879,837
                                1.03%*               1.05%*              1.07%*                             1.01%         1.04%*
                               (0.05)%(e)**          1.70%(e)**          1.69%*                             2.15%         1.54%*
                                  57%***               57%***              46%****                            57%           46%
                                0.02%*               0.01%*              0.02%*                             0.01%         0.02%*
                             $    --             $     --            $   0.03                         $     0.03      $   0.04

EMERGING COUNTRIES FUND*


                                                                                    CLASS III SHARES
                                                              ------------------------------------------------------------
                                                                               YEAR ENDED FEBRUARY 28/29,
                                                              ------------------------------------------------------------
                                                                2006         2005         2004         2003         2002
                                                              --------     --------     --------      -------      -------
Net asset value, beginning of period........................               $  14.99     $   8.54      $  9.65      $  8.81
                                                              --------     --------     --------      -------      -------
Income from investment operations:
  Net investment income.....................................                   0.30+        0.18         0.08         0.14
  Net realized and unrealized gain (loss)...................                   3.43         6.71        (1.04)        0.77
                                                              --------     --------     --------      -------      -------
    Total from investment operations........................                   3.73         6.89        (0.96)        0.91
                                                              --------     --------     --------      -------      -------
Less distributions to shareholders:
  From net investment income................................                  (0.31)       (0.22)       (0.15)       (0.07)
  From net realized gains...................................                  (2.42)       (0.22)          --           --
                                                              --------     --------     --------      -------      -------
    Total distributions.....................................                  (2.73)       (0.44)       (0.15)       (0.07)
                                                              --------     --------     --------      -------      -------
Net asset value, end of period..............................               $  15.99     $  14.99      $  8.54      $  9.65
                                                              ========     ========     ========      =======      =======
Total Return(a).............................................                  28.76%       81.45%      (10.15)%(b)   10.49%(b)
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................               $249,005     $249,844      $89,042      $72,405
  Net expenses to average daily net assets..................                   1.10%        1.16%        1.27%        1.40%
  Net investment income to average daily net assets.........                   2.12%        1.82%        0.78%        2.12%
  Portfolio turnover rate...................................                     53%          57%         108%         109%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................                   0.05%        0.06%        0.31%        0.17%
  Purchase and redemption fees consisted of the following
    per share amounts:(b)...................................                     --           --      $  0.00(c)   $  0.04



(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.

(b) Calculations exclude purchase premiums and redemption fees which are borne by the shareholder.
(c) Purchase premiums and redemption fees were less than $0.01 per share. The redemption fee was rescinded effective April 1, 2002.
+   Computed using average shares outstanding throughout the period.
* Effective April 1, 2002, the "GMO Evolving Countries Fund" was re-named the "GMO Emerging Countries Fund."

TAX-MANAGED INTERNATIONAL EQUITIES FUND


                                                                                    CLASS III SHARES
                                                              ------------------------------------------------------------
                                                                               YEAR ENDED FEBRUARY 28/29,
                                                              ------------------------------------------------------------
                                                                2006         2005         2004         2003         2002
                                                              --------     --------     --------      -------      -------
Net asset value, beginning of period........................               $  13.19     $   8.73      $  9.70      $ 10.79
                                                              --------     --------     --------      -------      -------
Income from investment operations:
  Net investment income+....................................                   0.26         0.21         0.19         0.25
  Net realized and unrealized gain (loss)...................                   2.61         4.55        (0.90)       (1.03)
                                                              --------     --------     --------      -------      -------
    Total from investment operations........................                   2.87         4.76        (0.71)       (0.78)
                                                              --------     --------     --------      -------      -------
Less distributions to shareholders:
  From net investment income................................                  (0.28)       (0.30)       (0.26)       (0.31)
                                                              --------     --------     --------      -------      -------
    Total distributions.....................................                  (0.28)       (0.30)       (0.26)       (0.31)
                                                              --------     --------     --------      -------      -------
Net asset value, end of period..............................               $  15.78     $  13.19      $  8.73      $  9.70
                                                              ========     ========     ========      =======      =======
Total Return(a).............................................                  21.94%       54.99%       (7.47)%      (7.16)%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................               $559,912     $291,360      $94,709      $75,287
  Net expenses to average daily net assets..................                   0.69%        0.69%        0.70%        0.69%
  Net investment income to average daily net assets.........                   1.91%        1.87%        1.98%        2.49%
  Portfolio turnover rate...................................                     44%          36%          48%          50%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................                   0.16%        0.26%        0.45%        0.41%



(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.

+   Computed using average shares outstanding throughout the period.

FIXED INCOME FUNDS
-----------------------------

DOMESTIC BOND FUND


                                                               CLASS III SHARES                                     CLASS VI
                                   -------------------------------------------------------------------------    -----------------
                                                                                                                   PERIOD FROM
                                                                                                                  JUNE 30, 2005
                                                          YEAR ENDED FEBRUARY 28/29,                              (COMMENCEMENT
                                   -------------------------------------------------------------------------    OF OPERATIONS) TO
                                     2006        2005           2004(A)          2003(A)         2002(A)        FEBRUARY 28, 2006
                                   --------    --------         --------         --------    ---------------    -----------------
Net asset value, beginning of
  period.........................              $  10.07         $  10.08         $   9.68       $   9.98
                                   --------    --------         --------         --------       --------             --------
Income from investment
  operations:
  Net investment income(b)+......                  0.16             0.23             0.22           0.41
  Net realized and unrealized
    gain (loss)..................                  0.04             0.24             0.86           0.22
                                   --------    --------         --------         --------       --------             --------
    Total from investment
      operations.................                  0.20             0.47             1.08           0.63
                                   --------    --------         --------         --------       --------             --------
Less distributions to
  shareholders:
  From net investment income.....                 (0.16)           (0.20)           (0.27)         (0.50)
  From net realized gains........                 (0.27)           (0.28)           (0.41)         (0.43)
  From return of capital.........                 (0.00)(c)           --               --             --
                                   --------    --------         --------         --------       --------             --------
    Total distributions..........                 (0.43)           (0.48)           (0.68)         (0.93)
                                   --------    --------         --------         --------       --------             --------
Net asset value, end of period...              $   9.84         $  10.07         $  10.08       $   9.68
                                   ========    ========         ========         ========       ========             ========
Total Return(d)..................                  2.02%            4.79%           11.43%          6.62%
Ratios/Supplemental Data:
  Net assets, end of period
    (000's)......................              $736,300         $373,277         $113,223       $155,000
  Net operating expenses to
    average daily net assets.....                  0.25%            0.25%            0.25%          0.25%
  Total net expenses to average
    daily net assets(e)..........                  0.25%            0.25%            0.25%          0.25%
  Net investment income to
    average daily net
    assets(b)....................                  1.57%            2.30%            2.23%          4.16%
  Portfolio turnover rate........                    11%              15%              71%            19%
  Fees and expenses reimbursed by
    the Manager to average daily
    net assets...................                  0.03%            0.06%            0.05%          0.05%



(a) As a result of recent changes in generally accepted accounting principles, the Fund has reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the Statement of Operations. The effect of this reclassification was to increase the net investment income ratio for the year ending February 29, 2004 by 0.12% and net investment income per share by $0.01. For consistency, similar reclassifications have been made to prior year amounts, resulting in reductions to the net investment income ratio of 0.34%, 0.19% and 0.04% and to net investment income per share of $0.03, $0.02, and $0.01 in the fiscal years ending February 28/29, 2003, 2002, and 2001, respectively.


(b) Net investment income is affected by timing of the declaration of dividends by other GMO Funds in which the Fund invests.


(c) Return of capital is less than $0.01.


(d) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.


(e) Net expenses exclude expenses incurred indirectly through investment in other GMO Funds in which the Fund invests.

+   Computed using average shares outstanding throughout the period.

CORE PLUS BOND FUND*


                                                                   CLASS III SHARES                                 CLASS IV
                                          ------------------------------------------------------------------    -----------------
                                                                                                                   PERIOD FROM
                                                                                                                  JUNE 30, 2005
                                                              YEAR ENDED FEBRUARY 28/29,                          (COMMENCEMENT
                                          ------------------------------------------------------------------    OF OPERATIONS) TO
                                            2006           2005         2004(A)       2003(A)       2002(A)     FEBRUARY 28, 2006
                                          --------      ----------      --------      --------      --------    -----------------
Net asset value, beginning of period....                $    10.40      $   9.95      $  10.39      $  10.17
                                          --------      ----------      --------      --------      --------         --------
Income from investment operations:
  Net investment income(b)+.............                      0.18          0.25          0.20          0.77
  Net realized and unrealized gain
    (loss)..............................                      0.24          0.91          0.44          0.07
                                          --------      ----------      --------      --------      --------         --------
    Total from investment operations....                      0.42          1.16          0.64          0.84
                                          --------      ----------      --------      --------      --------         --------
Less distributions to shareholders:
  From net investment income............                     (0.25)        (0.28)        (0.47)        (0.62)
  From net realized gains...............                     (0.22)        (0.43)        (0.61)           --(c)
                                          --------      ----------      --------      --------      --------         --------
    Total distributions.................                     (0.47)        (0.71)        (1.08)        (0.62)
                                          --------      ----------      --------      --------      --------         --------
Net asset value, end of period..........                $    10.35      $  10.40      $   9.95      $  10.39
                                          ========      ==========      ========      ========      ========         ========
Total Return(d).........................                      4.01%        11.99%         6.45%         8.53%
Ratios/Supplemental Data:
  Net assets, end of period (000's).....                $1,216,251      $602,824      $286,030      $340,039
  Net expenses to average daily net
    assets(e)...........................                      0.39%         0.39%         0.38%         0.38%
  Net investment income to average daily
    net assets(b).......................                      1.77%         2.43%         1.91%         7.38%
  Portfolio turnover rate...............                       108%          114%          108%          113%
  Fees and expenses reimbursed by the
    Manager to average daily net
    assets..............................                      0.07%         0.09%         0.09%         0.09%



(a) As a result of recent changes in generally accepted accounting principles, the Fund has reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the Statement of Operations. The effect of this reclassification was to increase the net investment income ratio for the year ending February 29, 2004 by 0.51% and net investment income per share by $0.05. For consistency, similar reclassifications have been made to prior year amounts, resulting in increases (reductions) to the net investment income ratio of 0.06%, (0.01%) and (0.05%) and to net investment income per share of $0.01, less than $(0.01)and less than $(0.01) in the fiscal years ending February 28/29, 2003, 2002 and 2001, respectively.


(b) Net investment income is affected by the timing of the declaration of dividends by other Funds of the Trust in which the Fund invests.


(c) The distribution from net realized gains was less than $0.01 per share.


(d) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.


(e) Net expenses exclude expenses incurred indirectly through investment in underlying Funds.

 +  Calculated using average shares outstanding throughout the period.
 * Effective June 30, 2001, the "GMO U.S. Bond/Global Alpha A Fund" was renamed the "GMO Core Plus Bond Fund."

INTERNATIONAL BOND FUND


                                                                                      CLASS III SHARES
                                                              ----------------------------------------------------------------
                                                                                 YEAR ENDED FEBRUARY 28/29,
                                                              ----------------------------------------------------------------
                                                                2006          2005        2004(A)       2003(A)       2002(A)
                                                              --------      --------      --------      --------      --------
Net asset value, beginning of period........................                $  10.38      $   9.94      $   9.05      $   9.44
                                                              --------      --------      --------      --------      --------
Income from investment operations:
  Net investment income(b)+.................................                    0.17          0.20          0.20          0.44
  Net realized and unrealized gain (loss)...................                    1.02          1.94          2.00         (0.80)
                                                              --------      --------      --------      --------      --------
    Total from investment operations........................                    1.19          2.14          2.20         (0.36)
                                                              --------      --------      --------      --------      --------
Less distributions to shareholders:
  From net investment income................................                   (0.91)        (0.71)        (1.31)        (0.03)
  From net realized gains...................................                   (0.05)        (0.99)           --            --
                                                              --------      --------      --------      --------      --------
    Total distributions.....................................                   (0.96)        (1.70)        (1.31)        (0.03)
                                                              --------      --------      --------      --------      --------
Net asset value, end of period..............................                $  10.61      $  10.38      $   9.94      $   9.05
                                                              ========      ========      ========      ========      ========
Total Return(c).............................................                   11.81%        23.17%        25.17%        (3.80)%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................                $438,365      $271,015      $122,521      $135,048
  Net expenses to average daily net assets(d)...............                    0.39%         0.39%         0.38%         0.38%
  Net investment income to average daily net assets(b)......                    1.65%         1.98%         1.96%         4.73%
  Portfolio turnover rate...................................                      51%           26%           40%           36%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................                    0.09%         0.12%         0.11%         0.11%



(a) As a result of recent changes in generally accepted accounting principles, the Fund has reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the Statement of Operations. The effect of this reclassification was to decrease the net investment income ratio for the year ending February 29, 2004 by 0.16% and net investment income per share by $0.02. For consistency, similar reclassifications have been made to prior year amounts, resulting in increases (reductions) to the net investment income ratio of (0.46%), (0.12%) and 0.19% and 0.21% and to net investment income per share of $(0.04), $(0.01) and $(0.02) in the fiscal years ending February 28/29, 2003, 2002 and 2001, respectively.


(b) Net investment income is affected by the timing of the declaration of dividends by other Funds of the Trust in which the Fund invests.


(c) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.


(d) Net expenses exclude expenses incurred indirectly through investment in underlying Funds.

+   Computed using average shares outstanding throughout the period.

CURRENCY HEDGED INTERNATIONAL BOND FUND


                                                                                      CLASS III SHARES
                                                              ----------------------------------------------------------------
                                                                                 YEAR ENDED FEBRUARY 28/29,
                                                              ----------------------------------------------------------------
                                                                2006           2005         2004(A)       2003(A)      2002(A)
                                                              --------      ----------      --------      -------      -------
Net asset value, beginning of period........................                $     9.16      $   8.85      $ 9.04       $  9.72
                                                              --------      ----------      --------      -------      -------
Income from investment operations:
  Net investment income(b)+.................................                      0.14          0.06        0.09          0.50
  Net realized and unrealized gain (loss)...................                      0.44          0.76        0.32         (0.13)
                                                              --------      ----------      --------      -------      -------
    Total from investment operations........................                      0.58          0.82        0.41          0.37
                                                              --------      ----------      --------      -------      -------
Less distributions to shareholders:
  From net investment income................................                     (0.15)        (0.51)      (0.60)        (1.05)
  From net realized gains...................................                        --            --          --            --
                                                              --------      ----------      --------      -------      -------
    Total distributions.....................................                     (0.15)        (0.51)      (0.60)        (1.05)
                                                              --------      ----------      --------      -------      -------
Net asset value, end of period..............................                $     9.59      $   9.16      $ 8.85       $  9.04
                                                              ========      ==========      ========      =======      =======
Total Return(c).............................................                      6.35%         9.53%       4.81%         4.21%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................                $1,015,009      $222,872      $20,219      $17,932
  Net expenses to average daily net assets(d)...............                      0.39%         0.38%       0.40%         0.38%
  Net investment income to average daily net assets(b)......                      1.51%         0.68%       0.97%         5.45%
  Portfolio turnover rate...................................                        44%           36%         66%           44%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................                      0.09%         0.24%       0.51%         0.54%



(a) As a result of recent changes in generally accepted accounting principles, the Fund has reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the Statement of Operations. The effect of this reclassification was to increase the net investment income ratio for the year ending February 29, 2004 by 0.25% and net investment income per share by $0.02. For consistency, similar reclassifications have been made to prior year amounts, resulting in increases (reductions) to the net investment income ratio of (0.05%), less than 0.00%, (0.17%), and (0.17%) for the fiscal years ending February 28/29, 2003, 2002, 2001, respectively and to net investment income per share of less than $(0.00), less than $0.00, $(0.02), for the fiscal years ending February 28/29, 2003, 2002, and 2001, respectively.


(b) Net investment income is affected by the timing of the declaration of dividends by other Funds of the Trust in which the Fund invests.


(c) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.


(d) Net expenses exclude expenses incurred indirectly through investment in underlying Funds.

  + Computed using average shares outstanding throughout the period.

GLOBAL BOND FUND


                                                                                      CLASS III SHARES
                                                              ----------------------------------------------------------------
                                                                                 YEAR ENDED FEBRUARY 28/29,
                                                              ----------------------------------------------------------------
                                                                2006          2005        2004(A)       2003(A)       2002(A)
                                                              --------      --------      --------      --------      --------
Net asset value, beginning of period........................                $   8.73      $   9.20      $   9.33      $  10.04
                                                              --------      --------      --------      --------      --------
Income from investment operations:
  Net investment income(b)+.................................                    0.21          0.12          0.09          0.52
  Net realized and unrealized gain (loss)...................                    0.63          1.42          1.49         (0.65)
                                                              --------      --------      --------      --------      --------
    Total from investment operations........................                    0.84          1.54          1.58         (0.13)
                                                              --------      --------      --------      --------      --------
Less distributions to shareholders:
  From net investment income................................                   (0.46)           --         (1.51)        (0.39)
  From net realized gains...................................                      --         (1.90)        (0.20)        (0.19)
  Return of capital.........................................                      --         (0.11)           --            --
                                                              --------      --------      --------      --------      --------
    Total distributions.....................................                   (0.46)        (2.01)        (1.71)        (0.58)
                                                              --------      --------      --------      --------      --------
Net asset value, end of period..............................                $   9.11      $   8.73      $   9.20      $   9.33
                                                              ========      ========      ========      ========      ========
Total Return(c).............................................                    9.52%        20.21%        17.76%        (1.34)%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................                $170,750      $138,684      $235,842      $273,074
  Net expenses to average daily net assets(d)...............                    0.33%         0.32%         0.33%         0.32%
  Net investment income to average daily net assets(b)......                    2.40%         1.44%         1.10%         5.36%
  Portfolio turnover rate...................................                      38%           45%           50%           28%
  Fees and expenses reimbursed and/or waived by the Manager
    to average daily net assets.............................                    0.12%         0.12%         0.08%         0.08%



(a) As a result of recent changes in generally accepted accounting principles, the Fund has reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the Statement of Operations. The effect of this reclassification was to decrease the net investment income ratio for the year ending February 29, 2004 by 0.17% and net investment income per share by $0.02. For consistency, similar reclassifications have been made to prior year amounts, resulting in increases (reductions) to the net investment income ratio of (0.16%), (0.05%), and (0.11%) and to net investment income per share of $(0.02), $(0.01), and $(0.01) in the fiscal years ending February 28/29, 2003, 2002, and 2001, respectively.


(b) Net investment income is affected by the timing of the declaration of dividends by other Funds of the Trust in which the Fund invests.


(c) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.


(d) Net expenses exclude expenses incurred indirectly through investment in underlying Funds.

+   Computed using average shares outstanding throughout the period.

EMERGING COUNTRY DEBT FUND

                                                   CLASS III SHARES
                            --------------------------------------------------------------
                                              YEAR ENDED FEBRUARY 28/29,
                            --------------------------------------------------------------
                              2006          2005        2004(*)      2003(*)      2002(*)
                            --------     ----------     --------     --------     --------
Net asset value,
  beginning of
  period...............                  $    10.51     $   9.51     $   9.30     $   8.96
                            --------     ----------     --------     --------     --------
Income from investment
  operations:
    Net investment
      income+..........                        0.89         1.01         0.90         0.97
    Net realized and
      unrealized
      gain.............                        1.16         1.81         0.49         0.56
                            --------     ----------     --------     --------     --------
        Total from
          investment
          operations...                        2.05         2.82         1.39         1.53
                            --------     ----------     --------     --------     --------
Less distributions to
  shareholders:
    From net investment
      income...........                       (1.18)       (1.06)       (0.99)       (1.19)
    From net realized
      gains............                       (0.29)       (0.76)       (0.19)          --
                            --------     ----------     --------     --------     --------
        Total
       distributions...                       (1.47)       (1.82)       (1.18)       (1.19)
                            --------     ----------     --------     --------     --------
Net asset value, end of
  period...............                  $    11.09     $  10.51     $   9.51     $   9.30
                            ========     ==========     ========     ========     ========
Total Return(a)........                       20.58%       30.46%       15.94%(b)    18.53%(b)
Ratios/Supplemental
  Data:
    Net assets, end of
      period (000's)...                  $1,088,609     $925,517     $822,080     $570,459
    Net operating
      expenses to
      average daily net
      assets(c)........                        0.57%        0.57%        0.57%        0.57%
    Interest expense to
      average daily net
      assets(d)........                        0.08%        0.08%        0.08%        0.14%
    Total net expenses
      to average daily
      net assets.......                        0.65%        0.65%        0.65%        0.71%
    Net investment
      income to average
      daily net
      assets...........                        8.22%        9.44%        9.78%       10.78%
    Portfolio turnover
      rate.............                         121%         119%         121%         130%
    Fees and expenses
      reimbursed by the
      Manager to
      average daily net
      assets...........                          --(e)        --(e)      0.01%(e)     0.02%
    Purchase premiums
      and redemption
      fees consisted of
      the following per
      share
      amounts:+........                  $     0.01     $   0.03     $   0.01           --(f)

                                                  CLASS IV SHARES
                         ------------------------------------------------------------------
                                             YEAR ENDED FEBRUARY 28/29,
                         ------------------------------------------------------------------
                            2006           2005         2004(**)      2003(**)     2002(**)
                         ----------     ----------     ----------     --------     --------
Net asset value,
  beginning of
  period...............                 $    10.51     $     9.52     $   9.29     $   8.95
                         ----------     ----------     ----------     --------     --------
Income from investment
  operations:
    Net investment
      income+..........                       0.90           1.06         0.91         0.98
    Net realized and
      unrealized
      gain.............                       1.16           1.75         0.50         0.55
                         ----------     ----------     ----------     --------     --------
        Total from
          investment
          operations...                       2.06           2.81         1.41         1.53
                         ----------     ----------     ----------     --------     --------
Less distributions to
  shareholders:
    From net investment
      income...........                      (1.19)         (1.06)       (0.99)       (1.19)
    From net realized
      gains............                      (0.29)         (0.76)       (0.19)          --
                         ----------     ----------     ----------     --------     --------
        Total
       distributions...                      (1.48)         (1.82)       (1.18)       (1.19)
                         ----------     ----------     ----------     --------     --------
Net asset value, end of
  period...............                 $    11.09     $    10.51     $   9.52     $   9.29
                         ==========     ==========     ==========     ========     ========
Total Return(a)........                      20.64%         30.38%      16.25%(b)     18.60%(b)
Ratios/Supplemental
  Data:
    Net assets, end of
      period (000's)...                 $1,550,402     $1,238,411     $616,174     $489,615
    Net operating
      expenses to
      average daily net
      assets(c)........                       0.52%          0.52%        0.52%        0.52%
    Interest expense to
      average daily net
      assets(d)........                       0.08%          0.08%        0.08%        0.14%
    Total net expenses
      to average daily
      net assets.......                       0.60%          0.60%(f)     0.60%        0.66%
    Net investment
      income to average
      daily net
      assets...........                       8.29%          9.95%        9.89%       10.83%
    Portfolio turnover
      rate.............                        121%           119%         121%         130%
    Fees and expenses
      reimbursed by the
      Manager to
      average daily net
      assets...........                         --(e)          --(e)      0.01%(e)     0.02%
    Purchase premiums
      and redemption
      fees consisted of
      the following per
      share
      amounts:+........                 $     0.01     $     0.04     $   0.01           --(f)



(a) Calculation excludes purchase premiums and redemption fees which are borne by shareholders.


(b) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.


(c) Net expenses exclude expenses incurred indirectly through investment in underlying Funds.


(d) Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund's net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.


(e) Effective June 30, 2002, the Fund ceased reimbursing any Fund fees or expenses.


(f)  Purchase and redemption fees were less than $0.01 per share.

+    Computed using average shares outstanding throughout the period.
(*) As a result of recent changes in generally accepted accounting principles, the Fund has reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the Statement of Operations. The effect of this reclassification was to decrease the net investment income ratio for the year ending February 29, 2004 by 0.46% and net investment income per share by $0.05. For consistency, similar reclassifications have been made to prior year amounts, resulting in increases (reductions) to the net investment income ratio of (0.43%), (0.39%), 0.07% and 0.03% and to net investment income per share of $(0.04), $(0.04), $0.01 and less than $0.01 in the fiscal years ending February 28/29, 2004, 2003, 2002 and 2001, respectively. This reclassification had no effect on total return.
(**) As a result of recent changes in generally accepted accounting principles, the Fund has reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the Statement of Operations. The effect of this reclassification was to decrease the net investment income ratio for the year ending February 29, 2004 by 0.47% and net investment income per share by $0.05. For consistency, similar reclassifications have been made to prior year amounts, resulting in increases (reductions) to the net investment income ratio of (0.43%), (0.39%), 0.07% and 0.03% and to net investment income per share of $(0.04), $(0.03), $0.01 and $0.01 in the fiscal years ending February 28/29, 2004, 2003, 2002, 2001, respectively. This reclassification had no effect on total return.

EMERGING COUNTRY DEBT SHARE FUND


                                                                                       CLASS III SHARES
                                                              ------------------------------------------------------------------
                                                                                  YEAR ENDED FEBRUARY 28/29,
                                                              ------------------------------------------------------------------
                                                                2006        2005            2004           2003           2002
                                                              --------    --------        --------        -------        -------
Net asset value, beginning of period........................              $  10.05        $   9.56        $  9.25        $  8.90
                                                              --------    --------        --------        -------        -------
Income from investment operations:
  Net investment income(a)+.................................                  1.13            1.10           0.83           1.03
  Net realized and unrealized gain (loss)...................                  0.86            1.73           0.57           0.51
                                                              --------    --------        --------        -------        -------
        Total from investment operations....................                  1.99            2.83           1.40           1.54
                                                              --------    --------        --------        -------        -------
Less distributions to shareholders:
  From net investment income................................                 (1.12)          (1.85)         (1.09)         (1.19)
  From net realized gains...................................                 (0.38)          (0.49)            --             --
                                                              --------    --------        --------        -------        -------
        Total distributions.................................                 (1.50)          (2.34)         (1.09)         (1.19)
                                                              --------    --------        --------        -------        -------
Net asset value, end of period..............................              $  10.54        $  10.05        $  9.56        $  9.25
                                                              ========    ========        ========        =======        =======
Total Return(b).............................................                 20.27%          29.91%         15.81%         18.47%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................              $131,850        $100,943        $66,140        $89,952
  Net expenses to average daily net assets(c)...............                  0.00%(d)        0.00%(d)       0.00%(d)       0.00%(d)
  Net investment income to average daily net assets(a)......                 10.81%          10.06%          8.88%         11.43%
  Portfolio turnover rate...................................                    14%             20%            30%            14%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................                  0.06%           0.08%          0.08%          0.06%



(a)Recognition of net investment income is affected by the timing of the declaration of dividends by GMO Emerging Country Debt Fund ("ECDF").

(b)The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(c)Net expenses exclude expenses incurred indirectly through investment in ECDF.
(d)The ratio of net expenses to average daily net assets was less than 0.01%.
+  Computed using average shares outstanding throughout the period.

SHORT-DURATION INVESTMENT FUND*


                                                                                   CLASS III SHARES
                                                              -----------------------------------------------------------
                                                                              YEAR ENDED FEBRUARY 28/29,
                                                              -----------------------------------------------------------
                                                               2006         2005         2004         2003         2002
                                                              -------      -------      -------      -------      -------
Net asset value, beginning of period........................               $  8.75      $  8.68      $  9.62      $  9.92
                                                              -------      -------      -------      -------      -------
Income from investment operations:
    Net investment income(a)+...............................                  0.23         0.12         0.08         0.30
    Net realized and unrealized gain (loss).................                 (0.01)        0.07        (0.54)        0.07
                                                              -------      -------      -------      -------      -------
        Total from investment operations....................                  0.22         0.19        (0.46)        0.37
                                                              -------      -------      -------      -------      -------
Less distributions to shareholders:
    From net investment income..............................                 (0.20)       (0.12)       (0.33)       (0.39)
    From net realized gains.................................                    --           --        (0.15)       (0.28)
    Return of capital.......................................                    --        (0.00)(b)       --           --
                                                              -------      -------      -------      -------      -------
        Total distributions.................................                 (0.20)       (0.12)       (0.48)       (0.67)
                                                              -------      -------      -------      -------      -------
Net asset value, end of period..............................               $  8.77      $  8.75      $  8.68      $  9.62
                                                              =======      =======      =======      =======      =======
Total Return(c).............................................                  2.49%        2.24%       (4.91)%       3.73%
Ratios/Supplemental Data:
    Net assets, end of period (000's).......................               $29,607      $44,156      $55,316      $48,347
    Net expenses to average daily net assets(d).............                  0.20%        0.21%        0.21%        0.20%
    Net investment income to average daily net assets(a)....                  2.57%        1.36%        0.88%        3.04%
    Portfolio turnover rate.................................                   101%           4%          43%          91%
    Fees and expenses reimbursed by the Manager to average
      daily assets..........................................                  0.10%        0.10%        0.08%        0.12%



(a)Net investment income for the years is affected by the timing of the declaration of dividends by other GMO Funds in which the Fund invests.

(b)Return of capital was less than $0.01.
(c)The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(d)Net expenses exclude expenses incurred indirectly through investment in underlying Funds.
+  Computed using average shares outstanding throughout the period.

* Effective June 30, 2003, the "GMO Short-Term Income Fund" was renamed the "GMO Short-Duration Investment Fund."

INFLATION INDEXED BOND FUND


                                                                                      CLASS III SHARES
                                                              ----------------------------------------------------------------
                                                                                 YEAR ENDED FEBRUARY 28/29,
                                                              ----------------------------------------------------------------
                                                                2006          2005          2004          2003          2002
                                                              --------      --------      --------      --------      --------
Net asset value, beginning of period........................                $  12.02      $  11.72      $  10.81      $  10.64
                                                              --------      --------      --------      --------      --------
Income from investment operations:
  Net investment income.....................................                    0.50+         0.30          0.51          0.30
  Net realized and unrealized gain (loss)...................                   (0.05)         0.56          1.25          0.29
                                                              --------      --------      --------      --------      --------
        Total from investment operations....................                    0.45          0.86          1.76          0.59
                                                              --------      --------      --------      --------      --------
Less distributions to shareholders:
  From net investment income................................                   (0.45)        (0.33)        (0.56)        (0.37)
  From net realized gains...................................                   (0.49)        (0.23)        (0.29)        (0.05)
                                                              --------      --------      --------      --------      --------
        Total distributions.................................                   (0.94)        (0.56)        (0.85)        (0.42)
                                                              --------      --------      --------      --------      --------
Net asset value, end of period..............................                $  11.53      $  12.02      $  11.72      $  10.81
                                                              ========      ========      ========      ========      ========
Total Return(a).............................................                    3.83%         7.54%        16.67%         5.66%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................                $708,225      $415,614      $278,088      $149,274
  Net operating expenses to average daily net assets........                    0.25%         0.25%         0.25%         0.25%
  Interest expense to average daily net assets(b)...........                    0.26%         0.13%         0.15%         0.17%
  Total net expenses to average daily net assets(c).........                    0.51%         0.38%         0.40%         0.42%
  Net investment income to average daily net assets.........                    4.17%         3.49%         4.55%         4.15%
  Portfolio turnover rate...................................                     161%           57%           75%           40%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................                    0.05%         0.06%         0.06%         0.09%



(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.


(b) Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund's net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.


(c) Net expenses exclude expenses incurred indirectly through investment in GMO Special Purpose Holding Fund (effective as of April 1, 2004, GMO Alpha LIBOR Fund was renamed GMO Special Purpose Holding Fund) and GMO Short-Duration Collateral Fund.

+   Computed using average shares outstanding throughout the period.

ASSET ALLOCATION FUNDS


BENCHMARK-FREE ALLOCATION FUND


                                                                            CLASS III SHARES
                                                              ---------------------------------------------
                                                                                            PERIOD FROM
                                                                    YEAR ENDED             JULY 23, 2003
                                                                  FEBRUARY 28/29,        (COMMENCEMENT OF
                                                              -----------------------   OPERATIONS) THROUGH
                                                                 2006         2005       FEBRUARY 29, 2004
                                                              ----------   ----------   -------------------
Net asset value, beginning of period........................               $    24.28        $  20.00
                                                              ----------   ----------        --------
Income from investment operations:
  Net investment income(a)..................................                     0.98+           0.61
  Net realized and unrealized gain..........................                     3.00            4.53
                                                              ----------   ----------        --------
    Total from investment operations........................                     3.98            5.14
                                                              ----------   ----------        --------
Less distributions to shareholders:
  From net investment income................................                    (0.99)          (0.75)
  From net realized gains...................................                    (0.77)          (0.11)
                                                              ----------   ----------        --------
    Total distributions.....................................                    (1.76)          (0.86)
                                                              ----------   ----------        --------
Net asset value, end of period..............................               $    26.50        $  24.28
                                                              ==========   ==========        ========
Total Return(b).............................................                    16.74%          25.92%**
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................               $1,068,099        $287,490
  Net expenses to average daily net assets(c)(d)............                     0.00%           0.00%*
  Net investment income to average daily net assets(a)......                     3.92%           5.05%*
  Portfolio turnover rate...................................                       50%             24%**
  Fees and expenses reimbursed by the Manager to average
    daily net assets:.......................................                     0.02%           0.07%*
  Purchase and redemption fees consisted of the following
    per share amounts:+.....................................               $     0.07        $   0.13


(a) Recognition of net investment income is affected by the timing of the declaration of dividends by the underlying Funds in which the Fund invests.
(b) The total returns would have been lower had certain expenses not been reimbursed during the periods shown. Calculation excludes purchase premiums and redemption fees which are borne by the shareholders.
(c) Net expenses exclude expenses incurred indirectly through investment in underlying Funds.
(d) Net expenses to average daily net assets was less than 0.01%.
+   Computed using average shares outstanding throughout the period.
*   Annualized.
**  Not Annualized.

INTERNATIONAL EQUITY ALLOCATION FUND


                                                                      CLASS III SHARES
                                               ---------------------------------------------------------------
                                                                 YEAR ENDED FEBRUARY 28/29,
                                               ---------------------------------------------------------------
                                                 2006          2005          2004          2003         2002
                                               --------      --------      --------      --------      -------
Net asset value, beginning of period.........                $  12.83      $   8.23      $   9.02      $  9.67
                                               --------      --------      --------      --------      -------
Income from investment operations:
  Net investment income(a)+..................                    0.29          0.25          0.36         0.25
  Net realized and unrealized gain (loss)....                    2.65          4.60         (0.83)       (0.66)
                                               --------      --------      --------      --------      -------
    Total from investment operations.........                    2.94          4.85         (0.47)       (0.41)
                                               --------      --------      --------      --------      -------
Less distributions to shareholders:
  From net investment income.................                   (0.42)        (0.25)        (0.32)       (0.24)
  From net realized gains....................                   (0.16)           --            --           --
                                               --------      --------      --------      --------      -------
    Total distributions......................                   (0.58)        (0.25)        (0.32)       (0.24)
                                               --------      --------      --------      --------      -------
Net asset value, end of period...............                $  15.19      $  12.83      $   8.23      $  9.02
                                               ========      ========      ========      ========      =======
Total Return(b)..............................                   23.25%(c)     60.41%(c)     (5.58)%      (4.26)%
Ratios/Supplemental Data:
  Net assets, end of period (000's)..........                $489,026      $256,277      $103,768      $65,712
  Net expenses to average daily net
    assets(d)................................                    0.00%(e)      0.00%(e)      0.00%(e)     0.00%(e)
  Net investment income to average daily net
    assets(a)................................                    2.18%         2.35%         4.11%        2.83%
  Portfolio turnover rate....................                      15%           43%           19%          50%
  Fees and expenses reimbursed by the Manager
    to average daily assets:.................                    0.03%         0.05%         0.05%        0.05%
  Purchase and redemption fees consisted of
    the following per share amounts:.........                $   0.01+     $   0.02+           --           --



(a) Recognition of net investment income is affected by the timing of the declaration of dividends by the underlying Funds in which the Fund invests.

(b) The total returns would have been lower had certain expenses not been reimbursed during the period shown.
(c) Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.
(d) Net expenses exclude expenses incurred indirectly through investment in underlying Funds.
(e) Net expenses to average daily net assets was less than 0.01%.
+   Computed using average shares outstanding throughout the period.

GLOBAL BALANCED ASSET ALLOCATION FUND*


                                                                        CLASS III SHARES
                                               ------------------------------------------------------------------
                                                                   YEAR ENDED FEBRUARY 28/29,
                                               ------------------------------------------------------------------
                                                  2006            2005           2004          2003         2002
                                               ----------      ----------      --------      --------      ------
Net asset value, beginning of period.........                  $    10.74      $   8.13      $   8.64      $ 8.99
                                               ----------      ----------      --------      --------      ------
Income from investment operations:
  Net investment income(a)...................                        0.27+         0.18          0.20        0.23
  Net realized and unrealized gain (loss)....                        0.90          2.68         (0.28)      (0.20)
                                               ----------      ----------      --------      --------      ------
    Total from investment operations.........                        1.17          2.86         (0.08)       0.03
                                               ----------      ----------      --------      --------      ------
Less distributions to shareholders:
  From net investment income.................                       (0.32)        (0.23)        (0.43)      (0.38)
  From net realized gains....................                       (0.26)        (0.02)           --          --
                                               ----------      ----------      --------      --------      ------
    Total distributions......................                       (0.58)        (0.25)        (0.43)      (0.38)
                                               ----------      ----------      --------      --------      ------
Net asset value, end of period...............                  $    11.33      $  10.74      $   8.13      $ 8.64
                                               ==========      ==========      ========      ========      ======
Total Return(b)..............................                       11.07%(c)     35.53%(c)     (1.06)%      0.49%
Ratios/Supplemental Data:
  Net assets, end of period (000's)..........                  $1,030,238      $453,807      $304,145      $7,318
  Net expenses to average daily net
    assets(d)................................                        0.00%(e)      0.00%(e)      0.00%(e)    0.00%(e)
  Net investment income to average daily net
    assets(a)................................                        2.53%         2.19%         4.01%       2.66%
  Portfolio turnover rate....................                          10%           59%           61%         25%
  Fees and expenses reimbursed by the Manager
    to average daily net assets..............                        0.02%         0.03%         0.05%       0.31%
  Purchase and redemption fees consisted of
    the following per share amounts:+........                  $     0.01      $   0.01            --          --



(a) Recognition of net investment income is affected by the timing of the declaration of dividends by the underlying Funds in which the Fund invests.

(b) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(c) Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.
(d) Net expenses exclude expenses incurred indirectly through investment in underlying Funds.
(e) Net expenses to average daily net assets was less than 0.01%.
 +  Computed using average shares outstanding throughout the period.
 * Effective June 30, 2002, the "GMO World Equity Allocation Fund" was renamed the "GMO World Balanced Allocation Fund." Effective June 30, 2003, the "GMO World Balanced Allocation Fund" was renamed the "GMO Global Balanced Asset Allocation Fund."

GLOBAL (U.S.+) EQUITY ALLOCATION FUND


                                                                                      CLASS III SHARES
                                                              -----------------------------------------------------------------
                                                                                 YEAR ENDED FEBRUARY 28/29,
                                                              -----------------------------------------------------------------
                                                                2006           2005           2004          2003         2002
                                                              --------       --------       --------       -------      -------
Net asset value, beginning of period........................                 $  10.86       $   7.51       $  8.66      $  8.92
                                                              --------       --------       --------       -------      -------
Income from investment operations:
  Net investment income(a)..................................                     0.23+          0.14          0.15         0.23
  Net realized and unrealized gain (loss)...................                     1.23           3.55         (1.07)       (0.14)
                                                              --------       --------       --------       -------      -------
    Total from investment operations........................                     1.46           3.69         (0.92)        0.09
                                                              --------       --------       --------       -------      -------
Less distributions to shareholders:
  From net investment income................................                    (0.27)         (0.21)        (0.23)       (0.13)
  From net realized gains...................................                    (0.42)         (0.13)           --        (0.22)
                                                              --------       --------       --------       -------      -------
    Total distributions.....................................                    (0.69)         (0.34)        (0.23)       (0.35)
                                                              --------       --------       --------       -------      -------
Net asset value, end of period..............................                 $  11.63       $  10.86       $  7.51      $  8.66
                                                              ========       ========       ========       =======      =======
Total Return(b).............................................                    13.70%(c)      49.63%(c)    (10.84)%       1.12%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................                 $335,819       $222,856       $79,736      $40,124
  Net expenses to average daily net assets(d)...............                     0.00%(e)       0.00%(e)      0.00%(e)     0.00%(e)
  Net investment income to average daily net assets(a)......                     2.11%          1.99%         3.06%        2.73%
  Portfolio turnover rate...................................                       17%            73%           30%          13%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................                     0.04%          0.05%         0.07%        0.07%
  Purchase and redemption fees consisted of the following
    per share amounts:+.....................................                 $   0.00(f)    $   0.01            --           --



(a) Recognition of net investment income is affected by the timing of the declaration of dividends by the underlying Funds in which the Fund invests.

(b) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(c) Calculations exclude purchase premiums and redemption fees which are borne by the shareholders.
(d) Net expenses exclude expenses incurred indirectly through investment in underlying Funds.
(e) Net expenses to average daily net assets was less than 0.01%.
(f) Purchase premiums and redemption fees were less than $0.01 per share.
 +  Computed using average shares outstanding throughout the period.

STRATEGIC OPPORTUNITIES ALLOCATION FUND*



                                                                   CLASS III
                                                               -----------------
                                                                  PERIOD FROM
                                                                 MAY 31, 2005
                                                                 (COMMENCEMENT
                                                               OF OPERATIONS) TO
                                                               FEBRUARY 28, 2006
                                                               -----------------
Net asset value, beginning of period
Income from investment operations:
  Net investment income.....................................
  Net realized and unrealized gain..........................
                                                                   --------
    Total from investment operations........................
                                                                   --------
Less distributions to shareholders:
  From net investment income................................
                                                                   --------
    Total distributions.....................................
Net asset value, end of period..............................
                                                                   ========
Total Return................................................
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................
  Net expenses to average daily net assets..................
  Net investment income to average daily net assets.........
  Portfolio turnover rate...................................
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................
  Purchase premiums and redemption fees consisted of the
    following per share amounts:............................



(*)Effective April 1, 2006, the "GMO Strategic Balanced Allocation Fund" was renamed the "GMO Strategic Opportunities Allocation Fund."



WORLD OPPORTUNITIES EQUITY ALLOCATION FUND



                                                                   CLASS III
                                                               -----------------
                                                                  PERIOD FROM
                                                                 JUNE 16, 2005
                                                                 (COMMENCEMENT
                                                               OF OPERATIONS) TO
                                                               FEBRUARY 28, 2006
                                                               -----------------
Net asset value, beginning of period
Income from investment operations:
  Net investment income.....................................
  Net realized and unrealized gain..........................
                                                                   --------
    Total from investment operations........................
                                                                   --------
Less distributions to shareholders:
  From net investment income................................
                                                                   --------
    Total distributions.....................................
                                                                   --------
Net asset value, end of period..............................
                                                                   ========
Total Return................................................
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................
  Net expenses to average daily net assets..................
  Net investment income to average daily net assets.........
  Portfolio turnover rate...................................
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................
  Purchase premiums and redemption fees consisted of the
    following per share amounts:............................

U.S. EQUITY ALLOCATION FUND*



                                                                                  CLASS III SHARES
                                                              --------------------------------------------------------
                                                                             YEAR ENDED FEBRUARY 28/29,
                                                              --------------------------------------------------------
                                                                2006         2005        2004        2003        2002
                                                              --------     --------     -------     -------     ------
Net asset value, beginning of period........................               $   6.40     $  4.53     $  5.45     $ 5.11
                                                              --------     --------     -------     -------     ------
Income from investment operations:
  Net investment income(a)+.................................                   0.11        0.08        0.09       0.11
  Net realized and unrealized gain (loss)...................                   0.34        1.89       (1.00)      0.39
                                                              --------     --------     -------     -------     ------
    Total from investment operations........................                   0.45        1.97       (0.91)      0.50
                                                              --------     --------     -------     -------     ------
Less distributions to shareholders:
  From net investment income................................                  (0.14)      (0.02)      (0.01)     (0.16)
  From net realized gains...................................                  (0.30)      (0.08)         --         --
                                                              --------     --------     -------     -------     ------
    Total distributions.....................................                  (0.44)      (0.10)      (0.01)     (0.16)
                                                              --------     --------     -------     -------     ------
Net asset value, end of period..............................               $   6.41     $  6.40     $  4.53     $ 5.45
                                                              ========     ========     =======     =======     ======
Total Return(b).............................................                   7.18%(c)   43.72%(c)  (16.78)%     9.80%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................               $151,378     $73,342     $13,144     $  270
  Net expenses to average daily net assets(d)...............                   0.00%(e)    0.00%(e)    0.02%      0.00%(e)
  Net investment income to average daily net assets(a)......                   1.75%       1.43%       1.93%      1.99%
  Portfolio turnover rate...................................                     16%         17%         24%         2%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................                   0.54%       0.58%       0.88%      8.97%
  Purchase and redemption fees consisted of the following
    per share amounts:......................................               $   0.00(f)  $  0.00(f)       --         --



(a) Recognition of net investment income is affected by the timing of the declaration of dividends by the underlying Funds in which the Fund invests.

(b) The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown.
(c) Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.
(d) Net expenses exclude expenses incurred indirectly through investments in underlying Funds.
(e) Net expenses were less than 0.01%.
(f) Purchase premiums and redemption fees were less than $0.01.
+   Computed using average shares outstanding throughout the period.

* Effective June 30, 2006, the "GMO U.S. Sector Fund" was renamed the "GMO U.S. Equity Allocation Fund."



ALPHA ONLY FUND*



                                                                                    CLASS III SHARES
                                                              -------------------------------------------------------------
                                                                               YEAR ENDED FEBRUARY 28/29,
                                                              -------------------------------------------------------------
                                                                2006          2005         2004         2003         2002
                                                              --------      --------      -------      -------      -------
Net asset value, beginning of period........................                $   9.99      $  9.63      $  9.23      $  8.73
                                                              --------      --------      -------      -------      -------
Income (loss) from investment operations:
  Net investment income(a)..................................                    0.19+        0.17+        0.20+        0.17+
  Net realized and unrealized gain (loss)...................                    0.08         0.19         0.49         0.96
                                                              --------      --------      -------      -------      -------
    Total from investment operations........................                    0.27         0.36         0.69         1.13
                                                              --------      --------      -------      -------      -------
Less distributions to shareholders:
  From net investment income................................                      --           --        (0.29)       (0.63)
                                                              --------      --------      -------      -------      -------
    Total distributions.....................................                      --           --        (0.29)       (0.63)
                                                              --------      --------      -------      -------      -------
Net asset value, end of period..............................                $  10.26      $  9.99      $  9.63      $  9.23
                                                              ========      ========      =======      =======      =======
Total Return(b).............................................                    2.70%        3.74%        7.61%       13.32%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................                $179.488      $74,841      $26,329      $16,628
  Net expenses to average daily net assets(c)...............                    0.18%        0.26%        0.64%        0.37%
  Net investment income to average daily net assets(a)......                    1.94%        1.72%        2.06%        1.88%
  Portfolio turnover rate...................................                      19%          11%         111%          22%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................                    0.62%        0.72%        0.94%        0.78%
  Purchase and redemption fees consisted of the following
    per share amounts:+.....................................                $   0.01      $  0.01           --           --



(a)Recognition of net investment income is affected by the timing of the declaration of dividends by the underlying Funds in which the Fund invests.


(b)The total returns would have been lower had certain expenses not been reimbursed during the periods shown. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.


(c)Net expenses exclude expenses incurred indirectly through investment in underlying Funds.


+  Computed using average shares outstanding throughout the period.


* Effective as of August 30, 2004, the "GMO Global Hedged Equity Fund" was renamed the "GMO Alpha Only Fund."

       INVESTMENT IN GMO FUNDS OFFERED THROUGH SEPARATE PROSPECTUSES AND
                          PRIVATE PLACEMENT MEMORANDA

     GMO ALTERNATIVE ASSET OPPORTUNITY FUND. GMO Alternative Asset Opportunity Fund ("AAOF"), a portfolio of the Trust, is offered through a separate private placement memorandum. Shares of AAOF are not publicly offered and are principally available only to other GMO Funds and certain accredited investors. AAOF is managed by GMO.


     AAOF pays an investment management fee to GMO at the annual rate of 0.45% of AAOF's average daily net assets. AAOF offers Class III shares. Class III shares pay shareholder service fees to GMO at the annual rate of 0.15% of AAOF's average daily net assets. In addition, the Manager has agreed to reimburse a portion of AAOF's operating expenses through at least June 30, 2007 to the extent the Fund's total annual operating expenses (excluding shareholder service fees, expenses indirectly incurred by investment in other Funds of the Trust, fees and expenses of the independent trustees of the Trust, fees and expenses for legal services not procured or provided by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer (excluding any employee benefits), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes) exceed 0.45% of the Fund's average daily net assets.



     AAOF's investment objective is high total return. AAOF is a non-diversified investment company within the meaning of the 1940 Act.



     AAOF seeks indirect exposure to investment returns of commodities and, from time to time, other alternative asset classes (e.g., currencies). In pursuing its objective, AAOF typically has exposure to both long and short positions in commodities. "Commodities" include a range of assets with tangible properties, including oil, natural gas, agricultural products (e.g., wheat, corn, and livestock), precious metals (e.g., gold and silver), industrial metals (e.g., copper), and softs (e.g., cocoa, coffee, and sugar).



     AAOF's investment program has two primary components. One component is intended to gain indirect exposure to the commodity markets through AAOF's investments in a wholly-owned subsidiary organized as a Bermuda limited liability company, which, in turn, invests in various commodity-related derivatives. This first component normally has two subcomponents. One subcomponent typically consists of investments in swap contracts on broad-based commodities indices. The purpose of these investments is to gain and manage exposure to AAOF's benchmark. This second subcomponent primarily consists of taking active long or short positions in commodity futures contracts, but may also include taking active positions in other exchange-traded and over-the-counter ("OTC") commodity-related derivatives, including commodity index options and options on futures. In taking these active positions, the Manager applies two basic principles: (i) commodity prices exhibit trends and
(ii) commodity prices exhibit mean reversion. AAOF also may invest directly or indirectly through its wholly-owned subsidiary in a wide variety of other exchange-traded and OTC derivative instruments that are not linked to the value of a commodity or other commodity-related instrument (including financial futures, options, and swap contracts).



     The Manager uses proprietary research and models to identify trends in commodity prices. The factors considered and models used by the Manager may change over time.



     The second component of AAOF's investment program consists of direct and indirect investments in high quality U.S. and foreign fixed income securities. The primary purpose of these investments is to provide a cash-like return, and to serve as collateral with respect to AAOF's derivative positions. Normally, AAOF makes these investments by investing in Short-Duration Collateral Fund ("SDCF"), another series of GMO Trust offered through a separate private placement memorandum. SDCF primarily invests in high quality U.S. and foreign floating rate fixed income securities, in particular asset-backed securities,
issued by a wide range of private and government issuers. See page   of this
Prospectus for more information on SDCF.



     AAOF's benchmark is a composite of the Dow Jones-AIG Commodity Index and the JPMorgan 3-Month Cash Index. The Dow Jones-AIG Commodity Index and JPMorgan 3-Month Cash Index each represent 50% of the composite benchmark. In constructing AAOF's portfolio, the Manager does not seek to match AAOF's portfolio composition to that of its benchmark, and AAOF's portfolio composition may differ significantly from that of its benchmark.



     GMO Funds investing in AAOF are subject to the risks associated with investments in commodities and related investments and the risks associated with investments in derivatives. The principal risks of an investment in AAOF include Management Risk, Commodities Risk, Derivatives Risk, Credit and Counterparty Risk, Market Risk - Fixed Income Securities, Leveraging Risk, Liquidity Risk, Non-Diversification Risk, Focused Investment Risk, Currency Risk, Market Disruption and Geopolitical Risk, and Large Shareholder Risk. In addition, AAOF's performance may be extremely volatile and investors in AAOF run the risk of potentially significant short-term fluctuations in the value of AAOF's shares. Shareholders of each GMO Fund investing in AAOF are indirectly exposed to these risks, in addition to all the risks associated with their investment in the GMO Fund.


     GMO EMERGING MARKETS QUALITY FUND. GMO Emerging Markets Quality Fund ("EMQ"), a portfolio of the Trust, is offered through a separate prospectus. EMQ is managed by GMO.

     EMQ pays an investment management fee to GMO at the annual rate of 0.40% of EMQ's average daily net assets. EMQ offers Class III and Class VI shares. These classes pay shareholder service fees to GMO at the annual rate of 0.15% and 0.055%, respectively, of EMQ's average daily net assets. In addition, the Manager has contractually agreed to reimburse EMQ for a portion of its expenses through at least June 30, 2007 to the extent the Fund's total annual operating expenses (excluding shareholder service fees, expenses indirectly incurred by investment in other GMO Funds, fees and expenses of the independent trustees of the Trust, fees and expenses for legal services not procured or provided by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer (excluding any employee benefits), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense, transfer taxes, and custodial fees)) exceed 0.40% of the Fund's average daily net assets.



     EMQ's investment objective is broad exposure to the higher quality companies in its benchmark, the S&P/IFCI (Investable) Composite Index. EMQ is a non-diversified investment company within the meaning of the 1940 Act.



     EMQ typically makes equity investments in companies whose stocks are traded in the securities markets of the world's non-developed markets, which excludes any countries that are included in the MSCI EAFE Index, a developed markets index ("emerging markets").



     The Manager uses proprietary quality models to evaluate an issuer's quality score based on several factors, which may include, but are not limited to, expected earnings volatility (as measured by the volatility of profitability), profits (return on equity), and operational and financial leverage (amount of fixed operating costs together with total outstanding debt in relation to equity).



     The factors considered and models used by the Manager may change over time. EMQ's portfolio typically is more liquid than the portfolio of Emerging Markets Fund, and EMQ typically is less "actively" managed than Emerging Markets Fund. In addition, EMQ invests in stocks that the Manager believes to be of higher quality than the average stock in its benchmark, and its allocation to emerging market countries and sectors may be overweighted or underweighted with respect to its benchmark. The Manager seeks to manage EMQ with low portfolio turnover.



     EMQ's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments. EMQ also may take active overweighted and underweighted positions in particular currencies relative to its benchmark.



     The other GMO Funds investing in EMQ are subject to the risks associated with investments in equity securities. The principal risks of an investment in EMQ include Market Risk -- Equity Securities, Foreign Investment Risk, Currency Risk, Liquidity Risk, Smaller Company Risk, Focused Investment Risk, Market Risk -- Value Securities, Derivatives Risk, Credit and Counterparty Risk, Non-Diversification Risk, Market Disruption and Geopolitical Risk, Large Shareholder Risk, and Management Risk. Shareholders of each GMO Fund investing in EMQ are indirectly exposed to these risks, in addition to all the risks associated with their investment in the GMO Fund.



     GMO SHORT-DURATION COLLATERAL FUND. GMO Short-Duration Collateral Fund ("SDCF"), a portfolio of the Trust, is offered through a separate private placement memorandum. Shares of SDCF are not publicly offered and are principally available only to other GMO Funds and certain accredited investors. SDCF is managed by GMO, and is intended to provide an efficient means for other GMO Funds (i) to achieve exposure to assets they might otherwise acquire directly and/or (ii) to invest cash held by those Funds.



     SDCF does not pay any investment management or shareholder service fees to GMO. In addition, the Manager has agreed to reimburse SDCF for a portion of its expenses through at least June 30, 2007 (excluding fees and expenses of the independent trustees of the Trust, fees and expenses for legal services not procured or provided by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer (excluding any employee benefits) brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense, and transfer taxes).



     SDCF's investment objective is total return in excess of its benchmark, the JPMorgan U.S. 3-Month Cash Index, which is independently maintained and published by JPMorgan. The Index measures the total return performance of three-month euro-currency deposits in the United States. SDCF is a non-diversified investment company within the meaning of the 1940 Act.



     SDCF seeks to achieve its investment objective by investing primarily in high quality U.S. and foreign floating rate fixed income securities. Fixed income securities in which SDCF invests include securities issued by a wide range of private issuers and, to a lesser extent, securities issued by federal, state, local, and foreign governments (including securities neither guaranteed nor insured by the U.S. government). SDCF may invest a substantial portion of its assets in asset-backed securities, including securities backed by pools of residential and commercial mortgages, credit card receivables, home equity loans, automobile loans, educational loans, corporate and sovereign bonds, and bank loans made to corporations. In addition, SDCF may invest in or use government securities, corporate debt securities, money market instruments, commercial paper, reverse repurchase agreements, and repurchase agreements. SDCF's fixed income securities primarily have floating interest rates (or may be hedged using derivatives to convert the fixed rate interest payments into floating rate interest payments), but may also include all types of interest rate, payment, and reset terms, including fixed rate, zero coupon, contingent, deferred, and payment-in-kind features. SDCF may acquire or hold fixed income securities that are rated below investment grade. SDCF also may use exchange-traded and over-the-counter ("OTC") derivative instruments, including swap contracts, futures, options on futures, options on swaps (or "swaptions"), and other types of options, and forward currency contracts.

     In selecting fixed income securities for SDCF's portfolio, the Manager employs fundamental investment techniques and quantitative models to seek to identify securities with total return opportunities that are high relative to other fixed income securities with similar credit qualities and average lives.



     The Manager employs a variety of techniques to adjust the sensitivity of SDCF's value to changes in interest rates. This sensitivity is often measured by, and correlates to, the portfolio's duration. Under normal circumstances, the Manager expects that SDCF's dollar-weighted average portfolio duration will be 365 days or less. The Manager determines SDCF's dollar-weighted average portfolio duration by aggregating the durations of SDCF's individual holdings and weighting each holding based on its outstanding principal amount. Duration may be determined by traditional means or through empirical analysis, which may produce results that differ from those produced by traditional methods of calculating duration. Efforts are made to manage SDCF's exposure to interest rate volatility, for example, by investing in bonds with longer maturities while shortening their effective duration by hedging the interest rate exposure through the use of derivatives. As a result, SDCF's dollar-weighted average portfolio maturity may be substantially longer than SDCF's dollar-weighted average portfolio duration. In addition, the effect of changes in interest rates on SDCF from an investment in a longer-term bond that has been hedged to have a shorter effective duration may differ from the effect of such changes on SDCF if, instead, SDCF had made a direct investment in a shorter-term bond. In addition, SDCF's investments in derivatives may increase SDCF's counterparty, risk, and its investments in longer-term bonds may increase its exposure to credit risk.



     The other GMO Funds investing in SDCF are subject to the risks associated with an investment in fixed income securities and related derivative instruments. The principal risks of an investment in SDCF include Liquidity Risk, Credit and Counterparty Risk, Focused Investment Risk, Market
Risk -- Fixed Income Securities, Derivatives Risk, Foreign Investment Risk, Non-Diversification Risk, Market Disruption and Geopolitical Risk, Large Shareholder Risk, and Management Risk. Shareholders of each GMO Fund investing in SDCF are indirectly exposed to these risks, in addition to all risks associated with their investment in the GMO Fund.


     GMO WORLD OPPORTUNITY OVERLAY FUND. GMO World Opportunity Overlay Fund ("Overlay Fund"), a portfolio of the Trust, is offered through a separate private placement memorandum. Shares of Overlay Fund are not publicly offered and are principally available only to other GMO Funds and certain accredited investors. Overlay Fund is managed by GMO.


     Overlay Fund does not pay an investment management or shareholder service fee to GMO. In addition, the Manager has agreed to reimburse Overlay Fund for a portion of its expenses through at least June 30, 2007 (excluding fees and expenses of the independent trustees of the Trust, fees and expenses for legal services not procured or provided by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer (excluding any employee benefits), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense, and transfer taxes).


     Overlay Fund's investment objective is high total return relative to its benchmark, the JPMorgan U.S. 3-Month Cash Index, which is independently maintained and published by JPMorgan. The Index measures the total return performance of three-month euro-currency deposits in the United States. Overlay Fund is not a "diversified" investment company within the meaning of the 1940 Act.


     Overlay Fund's investment program has two principal components. One component consists mainly of investments in derivatives -- primarily, interest rate swap contracts -- through which the Manager seeks to exploit misvaluations in world interest rates. The other component consists mainly of investments in high quality U.S. and foreign fixed income securities, in particular asset-backed securities. The Manager seeks to achieve Overlay Fund's objective of outperforming Overlay Fund's benchmark primarily through returns on Overlay Fund's derivatives positions. The primary purpose of Overlay Fund's direct investments in fixed income securities is to provide a cash-like return, and to serve as collateral with respect to Overlay Fund's derivative positions.



     The Manager employs proprietary quantitative models to seek to identify and estimate the relative misvaluation of interest rates within and across world interest rate markets. In selecting fixed income securities for Overlay Fund's portfolio, the Manager employs fundamental investment techniques and quantitative models to seek to identify fixed income securities with total return opportunities that are high relative to other fixed income securities with similar credit qualities and average lives.



     The other GMO Funds investing in Overlay Fund are subject to the risks associated with investments in derivatives. The principal risks of an investment in Overlay Fund include Management Risk, Derivatives Risk, Leveraging Risk, Market Risk -- Fixed Income Securities, Credit and Counterparty Risk, Liquidity Risk, Focused Investment Risk, Non-Diversification Risk, Foreign Investment Risk, Market Disruption and Geopolitical Risk, and Large Shareholder Risk. Shareholders of each GMO Fund investing in Overlay Fund are indirectly exposed to these risks, in addition to all risks associated with their investment in the GMO Fund.


     Additional information on AAOF, SDCF, and Overlay Fund is set forth in separate private placement memoranda. Additional information on EMQ is set forth in a separate prospectus.

                      [This page intentionally left blank]

                                   FUND CODES


     The following chart identifies the ticker symbol, trading symbol, and CUSIP number for each share class of each Fund currently being offered (if any).



                         FUND NAME                              SHARE
                 (AND PAGE # IN PROSPECTUS)                     CLASS      TICKER      SYMBOL         CUSIP
                 --------------------------                   ---------    ------   ------------   -----------
U.S. EQUITY FUNDS
U.S. Core Equity Fund (p. 2)................................  Class III    GMUEX    USCoreEq       362013 65 8
                                                              Class IV     GMRTX    USCoreEq       362013 64 1
                                                              Class V      --       --             362013 63 3
                                                              Class VI     GMCQX    USCoreEq       362013 62 5
Tobacco-Free Core Fund (p. 4)...............................  Class III    GMTCX    TobaccoFr      362007 85 8
                                                              Class IV     GMTFX    TobaccoFr      362008 59 1
U.S. Quality Equity Fund (p. 6).............................  Class III    GQETX    USQualityEq    362008 26 0
                                                              Class IV     GQEFX    USQualityEq    362008 24 5
U.S. Value Fund (p. 8)......................................  Class III    GMLUX    N/A            362013 59 1
U.S. Intrinsic Value Fund (p. 10)...........................  Class III    GMVUX    USIntrVal      362013 74 0
U.S. Growth Fund (p. 12)....................................  Class III    GMGWX    USGrowth       362013 87 2
U.S. Small/Mid Cap Value Fund (p. 14).......................  Class III    GMSUX    USSMidVal      362013 83 1
U.S. Small/Mid Cap Growth Fund (p. 16)......................  Class III    GMSPX    USSMidGr       362013 78 1
Real Estate Fund (p. 18)....................................  Class III    GMORX    RealEstate     362007 62 7
Tax-Managed U.S. Equities Fund (p. 20)......................  Class III    GTMUX    N/A            362008 71 6
Tax-Managed Small/Mid Cap Fund (p. 22)......................  Class III    GTMSX    TxMngSmMdCap   362008 62 5
INTERNATIONAL EQUITY FUNDS
International Core Equity Fund (p. 24)......................  Class III    GMIEX    IntlCoreEq     362013 69 0
                                                              Class IV     GMIRX    IntlCoreEq     362013 68 2
                                                              Class VI     GCEFX    IntlCoreEq     362013 66 6
International Intrinsic Value Fund (p. 26)..................  Class II     GMICX    IntlIntrVal    362007 20 5
                                                              Class III    GMOIX    IntlIntrVal    362007 30 4
                                                              Class IV     GMCFX    IntlIntrVal    362008 83 1
International Growth Equity Fund (p. 28)....................  Class III    GMIGX    IntlGroEq      362013 60 9
                                                              Class IV     --       --             362013 70 8
Global Growth Fund (p. 30)..................................  Class III    GMGTX    GlobGr         362008 18 7
Developed World Stock Fund (p. 32)..........................  Class III    GDWTX    DevWldStk      362013 20 3
                                                              Class IV     GDWFX    DevWldStk      362013 30 2
Currency Hedged International Equity Fund (p. 34)...........  Class III    GMOCX    CurHgIntEq     362007 58 5
Foreign Fund (p. 36)........................................  Class II     GMFRX    Foreign        362007 56 9
                                                              Class III    GMOFX    Foreign        362007 55 1
                                                              Class IV     GMFFX    Foreign        362008 82 3
Foreign Small Companies Fund (p. 38)........................  Class III    GMFSX    ForSmCos       362008 61 7
                                                              Class IV     GFSFX    ForSmCos       362008 34 4
International Small Companies Fund (p. 40)..................  Class III    GMISX    IntSmCos       362007 52 8
Emerging Markets Fund (p. 42)...............................  Class III    GMOEX    EmergMkt       362007 60 1
                                                              Class IV     GMEFX    EmergMkt       362008 79 9
                                                              Class V      GEMVX    GMOEmgMktsV    362008 28 6
                                                              Class VI     GEMMX    EmergMkt       362008 27 8
Emerging Countries Fund (p. 44).............................  Class III    GMCEX    EmergCntr      362008 85 6
Tax-Managed International Equities Fund (p. 46).............  Class III    GTMIX    TxMngIntEq     362008 66 6
FIXED INCOME FUNDS
Domestic Bond Fund (p. 50)..................................  Class III    GMDBX    DomestBd       362007 41 1
                                                              Class VI     GDBSX    DomestBd       362008 13 8
Core Plus Bond Fund (p. 52).................................  Class III    GUGAX    CorePlusBd     362008 60 9
                                                              Class IV     GPBFX    CorePlusBd     362008 12 0
International Bond Fund (p. 54).............................  Class III    GMIBX    IntlBond       362007 37 9
Currency Hedged International Bond Fund (p. 56).............  Class III    GMHBX    CurHgIntBd     362007 34 6
Global Bond Fund (p. 58)....................................  Class III    GMGBX    GlobalBd       362007 31 2
Emerging Country Debt Fund (p. 60)..........................  Class III    GMCDX    EmgCntrDt      362007 27 0
                                                              Class IV     GMDFX    EmgCntrDt      362008 78 1
Emerging Country Debt Share Fund (p. 62)....................  Class III    GECDX    EmgCntrDbSh    362008 64 1
Short-Duration Investment Fund (p. 64)......................  Class III    GMSIX    ShortDurInv    362007 47 8
Short-Duration Collateral Share Fund (p. 66)................  Class III    --       --             362013 53 4
                                                              Class VI     GSDFX    ShtDurCollShar 362013 49 2
Inflation Indexed Bond Fund (p. 68).........................  Class III    GMIIX    InfltInBd      362007 24 7
ASSET ALLOCATION FUNDS
Benchmark-Free Allocation Fund (p. 72)......................  Class III    GBMFX    N/A            362008 31 0
International Equity Allocation Fund (p. 74)................  Class III    GIEAX    N/A            362007 21 3
Global Balanced Asset Allocation Fund (p. 76)...............  Class III    GMWAX    N/A            362007 17 1
Global (U.S.+) Equity Allocation Fund (p. 78)...............  Class III    GMGEX    N/A            362007 14 8
Strategic Opportunities Allocation Fund (p. 80).............  Class III    GBATX    N/A            362008 16 1
World Opportunities Equity Allocation Fund (p. 82)..........  Class III    GWOAX    N/A            362008 15 3
U.S. Equity Allocation Fund (p. 84).........................  Class III    N/A      N/A            362007 75 9
Alpha Only Fund (p. 86).....................................  Class III    GGHEX    N/A            362007 44 5
                                                              Class IV     GAPOX    N/A            362013 48 4

                                   GMO TRUST

                             ADDITIONAL INFORMATION


     Each Fund's annual and semi-annual reports to shareholders contain additional information about the Fund's investments. Each Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Funds' annual and semi-annual reports, and the Funds' SAI are available free of charge at http://www.gmo.com or by writing to Shareholder Services at GMO, 40 Rowes Wharf, Boston, Massachusetts 02110 or by calling collect (617) 346-7646. The SAI contains more detailed information about each Fund and is incorporated by reference into this Prospectus, which means that it is legally considered to be part of this Prospectus.



     You can review and copy the Prospectus, SAI, and reports at the SEC's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.


     Shareholders who wish to communicate with the Trustees must do so by mailing a written communication, addressed as follows: To the Attention of the Board of Trustees, c/o GMO Trust Chief Compliance Officer, 40 Rowes Wharf, Boston, MA 02110.

                             SHAREHOLDER INQUIRIES

                      Shareholders may request additional
                   information from and direct inquiries to:
                            Shareholder Services at
                    Grantham, Mayo, Van Otterloo & Co. LLC,
                        40 Rowes Wharf, Boston, MA 02110
                         1-617-346-7646 (call collect)
                              1-617-439-4192 (fax)
                                  SHS@GMO.com
                          website: http://www.gmo.com

                                  DISTRIBUTOR

                            Funds Distributor, Inc.
                         100 Summer Street, 15th Floor
                          Boston, Massachusetts 02110


                    INVESTMENT COMPANY ACT FILE NO. 811-04347

                                    GMO TRUST

                       STATEMENT OF ADDITIONAL INFORMATION


                                  June 30, 2006



U.S. EQUITY FUNDS



-    U.S. Core Equity Fund



-    Tobacco-Free Core Fund



-    U.S. Quality Equity Fund



-    U.S. Value Fund



-    U.S. Intrinsic Value Fund



-    U.S. Growth Fund



-    U.S. Small/Mid Cap Value Fund



-    U.S. Small/Mid Cap Growth Fund



-    Real Estate Fund



-    Tax-Managed U.S. Equities Fund



-    Tax-Managed Small/Mid Cap Fund



INTERNATIONAL EQUITY FUNDS



-    International Core Equity Fund



-    International Intrinsic Value Fund



-    International Growth Equity Fund



-    Global Growth Fund



-    Developed World Stock Fund



-    Currency Hedged International Equity Fund



-    Foreign Fund



-    Foreign Small Companies Fund



-    International Small Companies Fund



-    Emerging Markets Fund



-    Emerging Countries Fund



-    Tax-Managed International Equities Fund



FIXED INCOME FUNDS



-    Domestic Bond Fund



-    Core Plus Bond Fund



-    International Bond Fund



-    Currency Hedged International Bond Fund



-    Global Bond Fund



-    Emerging Country Debt Fund



-    Emerging Country Debt Share Fund



-    Short-Duration Investment Fund



-    Short-Duration Collateral Share Fund



-    Inflation Indexed Bond Fund



ASSET ALLOCATION FUNDS



-    Benchmark-Free Allocation Fund



-    International Equity Allocation Fund



-    Global Balanced Asset Allocation Fund



-    Global (U.S.+) Equity Allocation Fund



-    Strategic Opportunities Allocation Fund



-    World Opportunities Equity Allocation Fund



-    U.S. Equity Allocation Fund



-    Alpha Only Fund



This Statement of Additional Information is not a prospectus. It relates to the GMO Trust Prospectus dated June 30, 2006, as amended from time to time thereafter (the "Prospectus"), and should be read in conjunction therewith. Information from the Prospectus and the annual report to shareholders of each Fund offered through the Prospectus is incorporated by reference into this Statement of Additional Information. The Prospectus may be obtained free of charge from GMO Trust, 40 Rowes Wharf, Boston, Massachusetts 02110, or by calling GMO Trust (the "Trust") collect at (617) 346-7646.

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----
INVESTMENT OBJECTIVES AND POLICIES.......................................     1
FUND INVESTMENTS.........................................................     1
DESCRIPTIONS AND RISKS OF FUND INVESTMENTS...............................     4
USES OF DERIVATIVES......................................................    37
TRACKING ERROR...........................................................    47
INVESTMENT RESTRICTIONS..................................................    47
DETERMINATION OF NET ASSET VALUE.........................................    52
DISTRIBUTIONS............................................................    52
TAXES....................................................................    53
MANAGEMENT OF THE TRUST..................................................    62
INVESTMENT ADVISORY AND OTHER SERVICES...................................    71
PORTFOLIO TRANSACTIONS...................................................    84
PROXY VOTING POLICIES AND PROCEDURES.....................................    87
DISCLOSURE OF PORTFOLIO HOLDINGS.........................................    88
DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES.........................    91
MULTIPLE CLASSES.........................................................    92
VOTING RIGHTS............................................................    93
SHAREHOLDER AND TRUSTEE LIABILITY........................................    93
BENEFICIAL OWNERS OF 5% OR MORE OF THE FUNDS' SHARES.....................    94
OTHER MATTERS............................................................    94
FINANCIAL STATEMENTS.....................................................    94
APPENDIX A -- SPECIMEN PRICE-MAKE-UP SHEETS
APPENDIX B -- COMMERCIAL PAPER AND CORPORATE DEBT RATINGS
APPENDIX C -- PROXY VOTING POLICIES AND PROCEDURES

                       INVESTMENT OBJECTIVES AND POLICIES

The principal strategies and risks of investing in each Fund are described in the Prospectus. Unless otherwise indicated in the Prospectus or this Statement of Additional Information, the investment objective and policies of the Funds may be changed without shareholder approval.

                                FUND INVESTMENTS


The charts on the following pages indicate the types of investments that each Fund is generally permitted (but not required) to make. A Fund may, however, make other types of investments provided the investments are consistent with the Fund's investment objective and policies and the Fund's investment restrictions do not expressly prohibit it from so doing.



Investors should note that, when used in this Statement of Additional Information, the term "invest" includes both direct investing and indirect investing and the term "investments" includes both direct investments and indirect investments. For instance, a Fund may invest indirectly or make an indirect investment by investing in another Fund or in derivatives and synthetic instruments with economic characteristics similar to the underlying asset. Accordingly, the following charts indicate the types of investments that a Fund is directly or indirectly permitted to make.



(Note: Some of the footnotes to the following charts refer investors to various risks described in the "Descriptions of Principal Risks" section of the Prospectus for more information relating to a particular type of investment listed in the charts. The presence of such a risk cross reference for a particular Fund investment is not intended to indicate that such risk is a principal risk of that Fund, and instead is intended to provide more information regarding the risks associated with the particular investment. Please refer to the "Fund Summaries" and "Description of Principal Risks" sections of the Prospectus for a list of each Fund's principal risks.)


                                                                     U.S.
                                          U.S. Core                Quality   U.S.      U.S.     U.S.
                                            Equity   Tobacco-Free   Equity  Value   Intrinsic  Growth
            U.S. EQUITY FUNDS                Fund      Core Fund     Fund    Fund  Value Fund   Fund
            -----------------             ---------  ------------  -------  -----  ----------  ------
Domestic Equity Securities(1)                 X            X          X       X         X         X
Foreign Investments--Foreign Issuers(2)
Foreign Investments--Foreign Issuers          X            X          X       X         X         X
   (Traded on U.S. Exchanges)(2)
Foreign Investments--Emerging Markets(2)
Securities Lending                            X            X          X       X         X         X
Depository Receipts                           X            X          X       X         X         X
Convertible Securities                        X            X          X       X         X         X
Preferred Stocks                              X            X          X       X         X         X
Warrants and Rights                           X            X          X       X         X         X
Options and Futures                           X            X          X       X         X         X
Swap Contracts and Other Two-Party            X            X          X       X         X         X
   Contracts
Foreign Currency Transactions
Repurchase Agreements                         X            X          X       X         X         X
Debt and Other Fixed Income Securities        X            X          X       X         X         X
Debt and Other Fixed Income                   X            X          X       X         X         X
   Securities--Long and Medium Term
   Corporate & Government Bonds(3)
Debt and Other Fixed Income                   X            X          X       X         X         X
   Securities--Short-term Corporate &
   Government Bonds(3)
Cash and Other High Quality Investments       X            X          X       X         X         X
U.S. Government Securities and Foreign        X            X          X       X         X         X
   Government Securities
Real Estate Investment Trusts ("REITs")       X            X          X       X         X         X
Asset-Backed and Related Securities
Adjustable Rate Securities
Below Investment Grade Securities
Brady Bonds
Euro Bonds
Zero Coupon Securities
Indexed Securities
Structured Notes
Firm Commitments and When-Issued
   Securities
Loans, Loan Participations, and
   Assignments
Reverse Repurchase Agreements and Dollar
   Roll Agreements
Commodities (through GMO Alternative
   Asset Opportunity Fund)
Illiquid Securities, Private Placements,      X            X          X       X         X         X
   and Restricted Securities
Investments in Other Investment               X            X          X       X         X         X
   Companies or Other Pooled Investments
Investments in Other Investment
   Companies--Shares of Other GMO Trust
   Funds

                                             U.S.
                                          Small/Mid   U.S.
                                             Cap     Small/Mid    Real    Tax-Managed    Tax-Managed
                                            Value    Cap Growth  Estate       U.S.      Small/Mid Cap
            U.S. EQUITY FUNDS                Fund       Fund      Fund   Equities Fund      Fund
            -----------------             ---------  ----------  ------  -------------  -------------
Domestic Equity Securities(1)                 X           X         X          X              X
Foreign Investments--Foreign Issuers(2)
Foreign Investments--Foreign Issuers          X           X         X          X              X
   (Traded on U.S. Exchanges)(2)
Foreign Investments--Emerging Markets(2)
Securities Lending                            X           X         X
Depository Receipts                           X           X         X          X              X
Convertible Securities                        X           X         X          X              X
Preferred Stocks                              X           X         X          X              X
Warrants and Rights                           X           X         X          X              X
Options and Futures                           X           X         X          X              X
Swap Contracts and Other Two-Party            X           X         X          X              X
   Contracts
Foreign Currency Transactions
Repurchase Agreements                         X           X         X          X              X
Debt and Other Fixed Income Securities        X           X         X          X              X
Debt and Other Fixed Income                   X           X         X
   Securities--Long and Medium Term
   Corporate & Government Bonds(3)
Debt and Other Fixed Income                   X           X         X
   Securities--Short-term Corporate &
   Government Bonds(3)
Cash and Other High Quality Investments       X           X         X          X              X
U.S. Government Securities and Foreign        X           X         X          X              X
   Government Securities
Real Estate Investment Trusts ("REITs")       X           X         X          X              X
Asset-Backed and Related Securities
Adjustable Rate Securities
Below Investment Grade Securities
Brady Bonds
Euro Bonds
Zero Coupon Securities
Indexed Securities
Structured Notes
Firm Commitments and When-Issued
   Securities
Loans, Loan Participations, and
   Assignments
Reverse Repurchase Agreements and Dollar
   Roll Agreements
Commodities (through GMO Alternative
   Asset Opportunity Fund)
Illiquid Securities, Private Placements,      X           X         X          X              X
   and Restricted Securities
Investments in Other Investment               X           X         X          X              X
   Companies or Other Pooled Investments
Investments in Other Investment
   Companies--Shares of Other GMO Trust
   Funds


----------
(1) For more information, see, among other sections, "Descriptions of Principal Risks--Market Risk--Equity Securities" in the Prospectus.


(2) For more information, see, among other sections, "Descriptions of Principal Risks--Foreign Investment Risk" in the Prospectus and "Descriptions and Risks of Fund Investments--Risks of Foreign Investments" herein.



(3) For more information, see, among other sections, "Descriptions and Risks of Fund Investments--U.S. Government Securities and Foreign Government Securities" herein.

                                                                                                               Currency
                                          International  International  International  Global   Developed       Hedged
                                           Core Equity     Intrinsic    Growth Equity  Growth  World Stock  International
      INTERNATIONAL EQUITY FUNDS               Fund        Value Fund        Fund       Fund       Fund      Equity Fund
      --------------------------          -------------  -------------  -------------  ------  -----------  -------------
Domestic Equity Securities(1)                   X              X              X           X         X             X
Foreign Investments--Foreign Issuers(2)         X              X              X           X         X             X
Foreign Investments--Foreign Issuers            X              X              X           X         X             X
   (Traded on U.S. Exchanges)(2)
Foreign Investments--Emerging Markets(2)        X              X              X           X         X             X
Securities Lending                              X              X              X           X         X             X
Depository Receipts                             X              X              X           X         X             X
Convertible Securities                          X              X              X           X         X             X
Preferred Stocks                                X              X              X           X         X             X
Warrants and Rights                             X              X              X           X         X             X
Options and Futures                             X              X              X           X         X             X
Swap Contracts and Other Two-Party              X              X              X           X         X             X
   Contracts
Foreign Currency Transactions                   X              X              X           X         X             X
Repurchase Agreements                           X              X              X           X         X             X
Debt and Other Fixed Income                     X              X              X           X         X             X
   Securities
Debt and Other Fixed Income                     X              X              X           X         X             X
   Securities--Long and Medium Term
   Corporate & Government Bonds(3)
Debt and Other Fixed Income                     X              X              X           X         X             X
   Securities--Short-term Corporate &
   Government Bonds(3)
Cash and Other High Quality                     X              X              X           X         X             X
   Investments
U.S. Government Securities and                  X              X              X           X         X             X
   Foreign Government Securities
Real Estate Investment Trusts                   X              X              X           X         X             X
   ("REITs")
Asset-Backed and Related Securities
Adjustable Rate Securities
Below Investment Grade Securities
Brady Bonds
Euro Bonds
Zero Coupon Securities
Indexed Securities
Structured Notes
Firm Commitments and When-Issued
   Securities
Loans, Loan Participations, and
   Assignments
Reverse Repurchase Agreements and
   Dollar Roll Agreements
Commodities (through GMO Alternative
   Asset Opportunity Fund)
Illiquid Securities, Private                    X              X              X           X         X             X
   Placements, and Restricted Securities
Investments in Other Investment                 X              X              X           X         X             X
   Companies or Other Pooled Investments
Investments in Other Investment                                                                                   X
   Companies--Shares of Other GMO Trust
   Funds

                                                    Foreign
                                                     Small     International  Emerging   Emerging   Tax-Managed
                                          Foreign  Companies       Small       Markets  Countries  International
      INTERNATIONAL EQUITY FUNDS            Fund      Fund    Companies Fund    Fund       Fund    Equities Fund
      --------------------------          -------  ---------  --------------  --------  ---------  -------------
Domestic Equity Securities(1)                X         X             X            X         X            X
Foreign Investments--Foreign Issuers(2)      X         X             X            X         X            X
Foreign Investments--Foreign Issuers         X         X             X            X         X            X
   (Traded on U.S. Exchanges)(2)
Foreign Investments--Emerging Markets(2)     X         X             X            X         X            X
Securities Lending                           X         X             X            X         X
Depository Receipts                          X         X             X            X         X            X
Convertible Securities                       X         X             X            X         X            X
Preferred Stocks                             X         X             X            X         X            X
Warrants and Rights                          X         X             X            X         X            X
Options and Futures                          X         X             X            X         X            X
Swap Contracts and Other Two-Party           X         X             X            X         X            X
   Contracts
Foreign Currency Transactions                X         X             X            X         X            X
Repurchase Agreements                        X         X             X            X         X            X
Debt and Other Fixed Income                  X         X             X            X         X            X
   Securities
Debt and Other Fixed Income                  X         X             X            X         X            X
   Securities--Long and Medium Term
   Corporate & Government Bonds(3)
Debt and Other Fixed Income                  X         X             X            X         X            X
   Securities--Short-term Corporate &
   Government Bonds(3)
Cash and Other High Quality                  X         X             X            X         X            X
   Investments
U.S. Government Securities and               X         X             X            X         X            X
   Foreign Government Securities
Real Estate Investment Trusts                                        X                                   X
   ("REITs")
Asset-Backed and Related Securities
Adjustable Rate Securities
Below Investment Grade Securities            X         X                          X         X
Brady Bonds
Euro Bonds
Zero Coupon Securities
Indexed Securities                                                                X         X
Structured Notes                                                                  X         X
Firm Commitments and When-Issued
   Securities
Loans, Loan Participations, and
   Assignments
Reverse Repurchase Agreements and
   Dollar Roll Agreements
Commodities (through GMO Alternative
   Asset Opportunity Fund)
Illiquid Securities, Private                 X         X             X            X         X            X
   Placements, and Restricted Securities
Investments in Other Investment              X         X             X            X         X            X
   Companies or Other Pooled Investments
Investments in Other Investment                                                   X         X
   Companies--Shares of Other GMO Trust
   Funds


----------
(1) For more information, see, among other sections, "Descriptions of Principal Risks--Market Risk--Equity Securities" in the Prospectus.

(2) For more information, see, among other sections, "Descriptions of Principal Risks--Foreign Investment Risk" in the Prospectus and "Descriptions and Risks of Fund Investments--Risks of Foreign Investments" herein.

(3) For more information, see, among other sections, "Descriptions and Risks of Fund Investments--U.S. Government Securities and Foreign Government Securities" herein.


                                                                                      Core                    Currency
                                                                            Domestic  Plus                     Hedged     Global
                                                                              Bond    Bond  International  International   Bond
FIXED INCOME FUNDS                                                            Fund    Fund    Bond Fund      Bond Fund     Fund
------------------                                                          --------  ----  -------------  -------------  ------
Domestic Equity Securities(1)                                                   X       X         X              X           X
Foreign Investments--Foreign Issuers(2)                                         X       X         X              X           X
Foreign Investments--Foreign Issuers (Traded on U.S. Exchanges)(2)              X       X         X              X           X
Foreign Investments--Emerging Markets(2)                                                X         X              X           X
Securities Lending                                                              X       X         X              X           X
Depository Receipts                                                             X       X         X              X           X
Convertible Securities                                                          X       X         X              X           X
Preferred Stocks                                                                X       X         X              X           X
Warrants and Rights                                                             X       X         X              X           X
Options and Futures                                                             X       X         X              X           X
Swap Contracts and Other Two-Party Contracts                                    X       X         X              X           X
Foreign Currency Transactions                                                   X       X         X              X           X
Repurchase Agreements                                                           X       X         X              X           X
Debt and Other Fixed Income Securities                                          X       X         X              X           X
Debt and Other Fixed Income Securities--Long and Medium Term Corporate &        X       X         X              X           X
Government Bonds(3)
Debt and Other Fixed Income Securities--Short-term Corporate & Government       X       X         X              X           X
Bonds(3)
Cash and Other High Quality Investments                                         X       X         X              X           X
U.S. Government Securities and Foreign Government Securities                    X       X         X              X           X
Real Estate Investment Trusts ("REITs")
Asset-Backed and Related Securities                                             X       X         X              X           X
Adjustable Rate Securities                                                      X       X         X              X           X
Below Investment Grade Securities                                               X       X         X              X           X
Brady Bonds                                                                             X         X              X           X
Euro Bonds                                                                              X         X              X           X
Zero Coupon Securities                                                          X       X         X              X           X
Indexed Securities                                                              X       X         X              X           X
Structured Notes                                                                X       X         X              X           X
Firm Commitments and When-Issued Securities                                     X       X         X              X           X
Loans, Loan Participations, and Assignments                                     X       X         X              X           X
Reverse Repurchase Agreements and Dollar Roll Agreements                        X       X         X              X           X
Commodities (through GMO Alternative Asset Opportunity Fund)
Illiquid Securities, Private Placements, and Restricted Securities              X       X         X              X           X
Investments in Other Investment Companies or Other Pooled Investments           X       X         X              X           X
Investments in Other Investment Companies--Shares of Other GMO Trust Funds      X       X         X              X           X

                                                                                       Emerging
                                                                                        Country    Short-      Short-    Inflation
                                                                             Emerging    Debt     Duration    Duration    Indexed
                                                                             Country     Share   Investment  Collateral     Bond
FIXED INCOME FUNDS                                                          Debt Fund    Fund       Fund     Share Fund     Fund
------------------                                                          ---------  --------  ----------  ----------  ---------
Domestic Equity Securities(1)                                                   X          X          X           X          X
Foreign Investments--Foreign Issuers(2)                                         X          X          X           X          X
Foreign Investments--Foreign Issuers (Traded on U.S. Exchanges)(2)              X          X          X           X          X
Foreign Investments--Emerging Markets(2)                                        X          X          X           X          X
Securities Lending                                                              X          X          X           X          X
Depository Receipts                                                             X          X                                 X
Convertible Securities                                                          X          X          X           X          X
Preferred Stocks                                                                X          X                                 X
Warrants and Rights                                                             X          X          X           X          X
Options and Futures                                                             X          X          X           X          X
Swap Contracts and Other Two-Party Contracts                                    X          X          X           X          X
Foreign Currency Transactions                                                   X          X          X           X          X
Repurchase Agreements                                                           X          X          X           X          X
Debt and Other Fixed Income Securities                                          X          X          X           X          X
Debt and Other Fixed Income Securities--Long and Medium Term Corporate &        X          X          X           X          X
Government Bonds(3)
Debt and Other Fixed Income Securities--Short-term Corporate & Government       X          X          X           X          X
Bonds(3)
Cash and Other High Quality Investments                                         X          X          X           X          X
U.S. Government Securities and Foreign Government Securities                    X          X          X           X          X
Real Estate Investment Trusts ("REITs")
Asset-Backed and Related Securities                                             X          X          X           X          X
Adjustable Rate Securities                                                      X          X          X           X          X
Below Investment Grade Securities                                               X          X          X           X          X
Brady Bonds                                                                     X          X
Euro Bonds                                                                      X          X
Zero Coupon Securities                                                          X          X          X           X          X
Indexed Securities                                                              X          X          X           X          X
Structured Notes                                                                X          X          X           X          X
Firm Commitments and When-Issued Securities                                     X          X          X           X          X
Loans, Loan Participations, and Assignments                                     X          X                                 X
Reverse Repurchase Agreements and Dollar Roll Agreements                        X          X          X           X          X
Commodities (through GMO Alternative Asset Opportunity Fund)
Illiquid Securities, Private Placements, and Restricted Securities              X          X          X           X          X
Investments in Other Investment Companies or Other Pooled Investments           X          X          X           X          X
Investments in Other Investment Companies--Shares of Other GMO Trust Funds      X          X          X           X          X


----------
(1) For more information, see, among other sections, "Descriptions of Principal Risks--Market Risk--Equity Securities" in the Prospectus.

(2) For more information, see, among other sections, "Descriptions of Principal Risks--Foreign Investment Risk" in the Prospectus and "Descriptions and Risks of Fund Investments-- Risks of Foreign Investments" herein.

(3) For more information, see, among other sections, "Descriptions and Risks of Fund Investments--U.S. Government Securities and Foreign Government Securities" herein.

                                                                                                            Global       Global
                                                                              Benchmark   International    Balanced      (U.S.+)
                                                                                -Free        Equity          Asset       Equity
                                                                             Allocation     Allocation    Allocation   Allocation
ASSET ALLOCATION FUNDS                                                          Fund           Fund          Fund         Fund
----------------------                                                       ----------   -------------   ----------   ----------
Domestic Equity Securities(1)                                                     X             X              X            X
Foreign Investments--Foreign Issuers(2)                                           X             X              X            X
Foreign Investments--Foreign Issuers (Traded on U.S. Exchanges)(2)                X             X              X            X
Foreign Investments--Emerging Markets (2)                                         X             X              X            X
Securities Lending                                                                X             X              X            X
Depository Receipts                                                               X             X              X            X
Convertible Securities                                                            X             X              X            X
Preferred Stocks                                                                  X             X              X            X
Warrants and Rights                                                               X             X              X            X
Options and Futures                                                               X             X              X            X
Swap Contracts and Other Two-Party Contracts                                      X             X              X            X
Foreign Currency Transactions                                                     X             X              X            X
Repurchase Agreements                                                             X             X              X            X
Debt and Other Fixed Income Securities                                            X             X              X            X
Debt and Other Fixed Income Securities--Long and Medium Term
Corporate & Government Bonds(3)                                                   X             X              X            X
Debt and Other Fixed Income Securities--Short-term Corporate
& Government Bonds(3)                                                             X             X              X            X
Cash and Other High Quality Investments                                           X             X              X            X
U.S. Government Securities and Foreign Government Securities                      X             X              X            X
Real Estate Investment Trusts ("REITs")                                           X             X              X            X
Asset-Backed and Related Securities                                               X             X              X            X
Adjustable Rate Securities                                                        X             X              X            X
Below Investment Grade Securities                                                 X             X              X            X
Brady Bonds                                                                       X             X              X            X
Euro Bonds                                                                        X             X              X            X
Zero Coupon Securities                                                            X             X              X            X
Indexed Securities                                                                X             X              X            X
Structured Notes                                                                  X             X              X            X
Firm Commitments and When-Issued Securities                                       X             X              X            X
Loans, Loan Participations, and Assignments                                       X             X              X            X
Reverse Repurchase Agreements and Dollar Roll Agreements                          X             X              X            X
Commodities (through GMO Alternative Asset Opportunity Fund)                      X             X              X            X
Illiquid Securities, Private Placements, and Restricted Securities                X             X              X            X
Investments in Other Investment Companies or Other Pooled Investments             X             X              X            X
Investments in Other Investment Companies--Shares of Other GMO Trust Funds        X             X              X            X


                                                                               Strategic         World            U.S.
                                                                             Opportunities   Opportunities       Equity     Alpha
                                                                               Allocation        Equity        Allocation    Only
ASSET ALLOCATION FUNDS                                                            Fund       Allocation Fund      Fund       Fund
----------------------                                                       -------------   ---------------   ----------   -----
Domestic Equity Securities(1)                                                      X                X               X         X
Foreign Investments--Foreign Issuers(2)                                            X                X               X         X
Foreign Investments--Foreign Issuers (Traded on U.S. Exchanges)(2)                 X                X               X         X
Foreign Investments--Emerging Markets (2)                                          X                X                         X
Securities Lending                                                                 X                X               X         X
Depository Receipts                                                                X                X               X         X
Convertible Securities                                                             X                X               X         X
Preferred Stocks                                                                   X                X               X         X
Warrants and Rights                                                                X                X               X         X
Options and Futures                                                                X                X               X         X
Swap Contracts and Other Two-Party Contracts                                       X                X               X         X
Foreign Currency Transactions                                                      X                X                         X
Repurchase Agreements                                                              X                X               X         X
Debt and Other Fixed Income Securities                                             X                X               X         X
Debt and Other Fixed Income Securities--Long and Medium Term
Corporate & Government Bonds(3)                                                    X                X               X         X
Debt and Other Fixed Income Securities--Short-term Corporate
& Government Bonds(3)                                                              X                X               X         X
Cash and Other High Quality Investments                                            X                X               X         X
U.S. Government Securities and Foreign Government Securities                       X                X               X         X
Real Estate Investment Trusts ("REITs")                                            X                X               X         X
Asset-Backed and Related Securities                                                X                X               X         X
Adjustable Rate Securities                                                         X                X               X         X
Below Investment Grade Securities                                                  X                X               X         X
Brady Bonds                                                                        X                X                         X
Euro Bonds                                                                         X                X                         X
Zero Coupon Securities                                                             X                X               X         X
Indexed Securities                                                                 X                X               X         X
Structured Notes                                                                   X                X                         X
Firm Commitments and When-Issued Securities                                        X                X               X         X
Loans, Loan Participations, and Assignments                                        X                X               X         X
Reverse Repurchase Agreements and Dollar Roll Agreements                           X                X               X         X
Commodities (through GMO Alternative Asset Opportunity Fund)                       X                X
Illiquid Securities, Private Placements, and Restricted Securities                 X                X               X         X
Investments in Other Investment Companies or Other Pooled Investments              X                X               X         X
Investments in Other Investment Companies--Shares of Other GMO Trust Funds         X                X               X         X


----------
(1) For more information, see, among other sections, "Descriptions of Principal Risks--Market Risk--Equity Securities" in the Prospectus.

(2) For more information, see, among other sections, "Descriptions of Principal Risks--Foreign Investment Risk" in the Prospectus and "Descriptions and Risks of Fund Investments--Risks of Foreign Investments" herein.

(3) For more information, see, among other sections, "Descriptions and Risks of Fund Investments--U.S. Government Securities and Foreign Government Securities" herein.

                   DESCRIPTIONS AND RISKS OF FUND INVESTMENTS


The following is a description of investment practices in which the Funds may engage and the risks associated with their use. The Asset Allocation Funds (as well as other Funds that invest in other Funds of the Trust, as disclosed in the Prospectus) are indirectly exposed to the investment practices of the Funds in which they invest (the "underlying Funds"), and are therefore subject to all risks associated with the practices of the underlying Funds. UNLESS OTHERWISE NOTED HEREIN, THE INVESTMENT PRACTICES AND ASSOCIATED RISKS DETAILED BELOW ALSO INCLUDE THOSE TO WHICH A FUND INDIRECTLY MAY BE EXPOSED THROUGH ITS INVESTMENT IN THE UNDERLYING FUNDS. ANY REFERENCES TO INVESTMENTS MADE BY A FUND INCLUDE THOSE THAT MAY BE MADE BOTH DIRECTLY BY THE FUND AND INDIRECTLY BY THE FUND (E.G., THROUGH ITS INVESTMENTS IN THE UNDERLYING FUNDS OR THROUGH ITS INVESTMENTS IN DERIVATIVES OR SYNTHETIC INSTRUMENTS).



Not all Funds may engage in all practices described below. Please refer to "Fund Summaries" in the Prospectus and "Fund Investments" in this Statement of Additional Information for additional information regarding the practices in which a particular Fund may engage.


PORTFOLIO TURNOVER


Based on Grantham, Mayo, Van Otterloo & Co. LLC's ("GMO" or the "Manager") assessment of market conditions, the Manager may trade each Fund's investments more frequently at some times than at others, resulting in a higher portfolio turnover rate. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Fund, and may involve realization of capital gains that are taxable when distributed to shareholders of the Fund. If portfolio turnover results in the recognition of short-term capital gains, those gains are typically taxed to shareholders at ordinary income tax rates. The after-tax impact of portfolio turnover is not considered when making investment decisions for a Fund, except for Tax-Managed U.S. Equities Fund, Tax-Managed Small/Mid Cap Fund and Tax-Managed International Equities Fund (collectively, the "Tax-Managed Funds"). See "Distributions and Taxes" in the Prospectus and "Distributions" and "Taxes" in this Statement of Additional Information.


The historical portfolio turnover rate for each Fund is shown under the heading "Financial Highlights" in the Prospectus.

DIVERSIFIED AND NON-DIVERSIFIED PORTFOLIOS

As set forth in "Investment Restrictions" below, Funds that are "diversified" funds are required to satisfy the diversified fund requirements under the Investment Company Act of 1940, as amended (the "1940 Act"). At least 75% of the value of a diversified Fund's total assets must be represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities that for the purposes of this calculation are limited in respect of any one issuer to not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of any single issuer.

As stated in the Prospectus, Funds that are "non-diversified" funds under the 1940 Act are not required to satisfy the requirements for diversified funds. A non-diversified Fund is permitted

(but is not required) to invest a higher percentage of its assets in the securities of fewer issuers. That concentration could increase the risk of loss to a Fund resulting from a decline in the market value of particular portfolio securities. Investment in a non-diversified fund may entail greater risks than investment in a diversified fund.

All Funds, whether diversified or non-diversified, must meet diversification standards to qualify as a "regulated investment company" under the Internal Revenue Code of 1986.

RISKS OF FOREIGN INVESTMENTS

GENERAL. Investment in foreign issuers or securities principally traded outside the United States may involve special risks due to foreign economic, political and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation or nationalization of assets, imposition of withholding taxes on dividend or interest payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Issuers of foreign securities are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than U.S. issuers. The securities of some foreign governments, companies and securities markets are less liquid, and at times more volatile, than comparable U.S. securities and securities markets. Foreign brokerage commissions and other related fees also are generally higher than in the United States. The laws of some foreign countries may limit a Fund's ability to invest in securities of certain issuers located in those countries. Special tax considerations also apply to investments in securities of foreign issuers and securities principally traded outside the United States.


Foreign countries may have reporting requirements with respect to the ownership of securities, and those reporting requirements may be subject to interpretation or change without prior notice to investors. While the Funds make reasonable efforts to stay informed of foreign reporting requirements relating to the Funds' foreign portfolio securities (e.g., through the Funds' brokerage contacts, publications of the Investment Company Institute, which is the national association of U.S. investment companies, the Funds' custodial network, and, to the extent deemed appropriate by the Funds under the circumstances, local counsel in the relevant foreign country), no assurance can be given that the Funds will satisfy applicable foreign reporting requirements at all times.



EMERGING MARKETS. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the United States and developed foreign countries, and disclosure and regulatory standards in many respects are less stringent. In addition, the securities markets of emerging countries are typically subject to a lower level of monitoring and regulation. Government enforcement of existing securities regulations is limited, and any such enforcement may be arbitrary and the results may be difficult to predict. In addition, reporting requirements of emerging countries with respect to the ownership of securities are more likely to be subject to interpretation or changes without prior notice to investors than more developed countries.

Many emerging countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on their economies and securities markets.

Economies of emerging countries generally are heavily dependent on international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. Economies of emerging countries also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. The economies of emerging countries also may be predominantly based on only a few industries or dependent on revenues from particular commodities. In many cases, governments of emerging countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the capacity of creditors in those countries to make payments on their debt obligations, regardless of their financial condition.

Custodial services are often more expensive and other investment-related costs higher in emerging countries than in developed countries, which could reduce a Fund's income from investments in securities or debt instruments of emerging markets issuers.

Emerging countries are more likely than developed countries to experience political uncertainty and instability, including the risk of war, terrorism, nationalization, limitations on the removal of funds or other assets, or diplomatic developments that affect U.S. investments in these countries. No assurance can be given that adverse political changes will not cause a Fund to suffer a loss of any or all of its investments (or, in the case of fixed-income securities, interest) in emerging countries.














SPECIAL RISKS OF INVESTING IN RUSSIAN SECURITIES. The following GMO Funds may invest directly in the securities of Russian issuers: Emerging Countries Fund, Emerging Country Debt Fund, Emerging Markets Fund, Foreign Fund, Foreign Small Companies Fund, International Small Companies Fund, and Tax-Managed International Equities Fund. Certain other Funds may have indirect exposure to Russian securities through their investment in one or more of the Funds with direct investments in Russia, including Emerging Country Debt Share Fund, Core Plus Bond Fund, International Bond Fund, Global Bond Fund, Currency Hedged International Bond Fund, Currency Hedged International Equity Fund, and the Asset Allocation Funds (except U.S. Equity Allocation Fund). Investment in those securities presents many of the same risks as investing in the securities of emerging markets issuers, as described in the preceding sections. The social, political, legal, and operational risks of investing in Russian issuers, and of having assets held in custody within Russia, however, may be particularly pronounced relative to investments in more developed countries. Russia's system of share registration and custody creates certain risks of loss (including the risk of total loss) that are not normally associated with investments in other securities markets.



A risk of particular note with respect to direct investment in Russian securities is the way in which ownership of shares of companies is normally recorded. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by "share extracts" from the register or, in certain circumstances, by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. The share registrars are controlled by the issuer of the security, and investors are provided with few legal rights against such registrars. These registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. It is possible for a Fund to lose its registration through fraud, negligence or even mere oversight. While a Fund will endeavor to ensure that its interest continues to be appropriately recorded, which may involve a custodian or other agent inspecting the share register and obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that a subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of a loss of share registration.



Also, although a Russian public enterprise having a certain minimum number of shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, this regulation has not always been strictly enforced in practice. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. In addition, so-called "financial-industrial groups" have emerged in recent years that seek to deter outside investors from interfering in the management of the companies they control. These practices may prevent a Fund from investing in the securities of certain Russian companies deemed suitable by the Manager. Further, this also could cause a delay in the sale of Russian securities held by a Fund if a particular purchaser is deemed unsuitable, which may expose the Fund to potential loss on the investment.


SECURITIES LENDING


A Fund may make secured loans of its portfolio securities amounting to not more than one-third of its total assets (one-quarter in the case of International Intrinsic Value Fund and Currency Hedged International Equity Fund). For these purposes, total assets include the proceeds of such loans. Securities loans are made to broker-dealers that the Manager believes to be of relatively high credit standing pursuant to agreements requiring that the loans be continuously collateralized by cash, liquid securities, or shares of other investment companies with a value at least equal to the market value of the loaned securities. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that normally represents a portion of the Fund's earnings on the collateral. As with other extensions of credit, the Fund bears the risk of delay in the recovery of the securities and of loss of rights in the collateral should the borrower fail financially. The Fund also bears the risk that the value of investments made with collateral may decline.

Voting rights or rights to consent with respect to the loaned securities pass to the borrower. The Fund has the right to call loans at any time on reasonable notice and will do so if holders of a loaned security are asked to take action on a material matter. However, the Fund bears the risk of delay in the return of the security, impairing the Fund's ability to vote on such matters. The Manager has retained lending agents on behalf of several of the Funds that are compensated based on a percentage of the Fund's return on its securities lending. The Fund also pays various fees in connection with securities loans, including shipping fees and custodian fees.

A Fund's securities loans may or may not be structured to preserve qualified dividend income treatment on dividends paid on the loaned securities. A Fund may receive substitute payments under its loans (instead of dividends on the loaned securities) that are not eligible for treatment as qualified dividend income or the long-term capital gain tax rates applicable to qualified dividend income. See "Taxes" below for further discussion of qualified dividend income.

DEPOSITORY RECEIPTS

Many of the Funds invest in American Depositary Receipts (ADRs), Global Depository Receipts (GDRs), and European Depository Receipts (EDRs) (collectively, "Depository Receipts"). Depository Receipts generally evidence an ownership interest in a foreign security on deposit with a financial institution. Transactions in Depository Receipts usually do not settle in the same currency in which the underlying foreign securities are denominated or traded. Generally, ADRs are designed for use in the U.S. securities markets and EDRs are designed for use in European securities markets. GDRs may be traded in any public or private securities markets and may represent securities held by institutions located anywhere in the world.

CONVERTIBLE SECURITIES

A convertible security is a security (a bond or preferred stock) that may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but are usually subordinated to senior debt obligations of the issuer. Convertible securities provide holders, through their conversion feature, an opportunity to participate in increases in the market price of their underlying securities. The price of a convertible security is influenced by the market price of the underlying securities, and tends to increase as the market price rises and decrease as the market price declines. The Manager regards convertible securities as a form of equity security.

PREFERRED STOCKS


Preferred stocks include convertible and non-convertible preferred and preference stocks that are senior to common stock. Preferred stocks are equity securities that are senior to common stock with respect to the right to receive dividends and a fixed share of the proceeds resulting from the issuer's liquidation. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of the issuer's common stock, and thus represent an ownership interest in the issuer. Depending on the features of the particular security, holders of preferred stock may bear the risks disclosed in the Prospectus or this Statement of Additional Information regarding equity or fixed income securities.


WARRANTS AND RIGHTS


A Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price. Funds typically use warrants and rights in a manner similar to their use of options on securities as described in "Options and Futures" below. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of options. Unlike most options, however, warrants and rights are issued in specific amounts, and warrants generally have longer terms than options. Warrants and rights are not likely to be as liquid as exchange-traded options backed by a recognized clearing agency. In addition, the terms of warrants or rights may limit a Fund's ability to exercise the warrants or rights at such time, or in such quantities, as the Fund would otherwise wish.



NON-STANDARD WARRANTS. From time to time, Emerging Markets Fund and Emerging Countries Fund may use non-standard warrants, often referred to as low exercise price warrants or low exercise price options ("LEPOs"), to gain indirect exposure to issuers in certain countries, such as India. LEPOs are different from standard warrants in that they do not give their holders the right to receive a security of the issuer upon exercise. Rather, LEPOs pay the holder the difference in price of the underlying security between the date the LEPO was purchased and the date it is sold. LEPOs entail the same risks as other over-the-counter derivative instruments. These include the risk that the counterparty or issuer of the LEPO may not be able to fulfill its obligations, that the holder and counterparty or issuer may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. See "Description of Principal Risks--Derivatives Risk" and "--Credit and Counterparty Risk" in the Prospectus and "Uses of Derivatives" below. Additionally, while LEPOs may be listed on an exchange, there is no guaranty that a liquid market will exist or that the counterparty or issuer of a LEPO will be willing to repurchase the LEPO when the Fund wishes to sell it.


OPTIONS AND FUTURES

Many of the Funds use options and futures for various purposes. See "Uses of Derivatives" below. The use of options contracts, futures contracts, and options on futures contracts involves risk. Thus, while a Fund may benefit from the use of options, futures and options on futures, unanticipated changes in interest rates, securities prices, or currency exchange rates may adversely affect a Fund's performance.


OPTIONS. Funds that use options (1) may enter into contracts giving third parties the right to buy portfolio securities from the Fund for a fixed price at a future date ("writing call options"); (2) may enter into contracts giving third parties the right (but not the obligation) to sell securities to the Fund for a fixed price at a future date ("writing put options"); and (3) may buy the right (but not the obligation) to purchase securities from third parties ("call options") or the right (but not the obligation) to sell securities to third parties ("put options") for a fixed price at a future date.


A Fund's ability to write and purchase call and put options is limited by the requirements for qualifying as a regulated investment company under the Internal Revenue Code.


WRITING OPTIONS. A Fund may seek to increase its return by writing call or put options on securities or indexes. A call option written by a Fund gives the holder the right (but not the obligation) to buy the underlying security from the Fund at a stated exercise price; a put option written by a Fund gives the holder the right (but not the obligation) to sell the underlying security to the Fund at a stated exercise price. In the case of options on indexes, the options are typically cash settled for the difference between the exercise price and the market value of the index on the date of exercise.



A Fund receives a premium for writing a put or call option. The premium increases the Fund's return in the event the option expires unexercised or is closed out at a profit. The size of the premium reflects, among other things, the relationship of the market price and volatility of the underlying security or securities index to the exercise price of the option, the remaining term of the option, supply and demand, and interest rates. By writing a call option on a security held by the Fund, the Fund limits its opportunity to profit from an increase in the market price of the underlying security above the exercise price of the option. If the Fund does not hold the security underlying a call written by the Fund and the market price exceeds the exercise price, the Fund will suffer a loss equal to the amount by which the market price exceeds the exercise price at the time the call option is exercised minus the premium received. By writing a put option on a security, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market price, resulting in a loss on exercise equal to the amount by which the market price of the security is below the exercise price minus the premium received.



PURCHASING OPTIONS. For a call option purchased by a Fund to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium paid by the Fund to the writer and transaction costs. Likewise, in order for a put option purchased by a Fund to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium paid by the Fund and transaction costs.



CLOSING TRANSACTIONS. A holder of an option may terminate its position in a put or call option it has purchased by allowing it to expire or by exercising the option. If an option is American style, it may be exercised on any day up to its expiration date. In contrast, a European style option may be exercised only on its expiration date.

In addition, a holder of an option may terminate its obligation prior to the option's expiration by effecting an offsetting closing transaction. In the case of exchange-traded options, a Fund, as a holder of an option, may effect an offsetting closing sale transaction by selling an option of the same series as the option previously purchased. A Fund realizes a loss from a closing sale transaction if the premium received from the sale of the option is less than the premium paid to purchase the option (plus transaction costs). Similarly, a Fund that has written an option may effect an offsetting closing purchase transaction by buying an option of the same series as the option previously written. A Fund realizes a loss from a closing purchase transaction if the cost of the closing purchase transaction (option premium plus transaction costs) is greater than the premium received from writing the option. If a Fund closes a call option that it has written at a loss, the Fund's loss is likely to be offset in whole or in part by the appreciation in value of the underlying securities. No guarantee exists that a Fund will be able to effect a closing purchase or a closing sale at any particular time.


An over-the-counter option may be closed out only with the counterparty, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the option with the counterparty. If a Fund desires to sell a security on which it has written a call option, it will effect a closing purchase prior to or concurrently with the sale of the security.








RISK FACTORS IN OPTIONS TRANSACTIONS. Since an American style option allows the holder to exercise its rights any time prior to expiration of the option, the writer of an American style option has no control over when the underlying securities or index must be sold, in the case of a call option, or purchased, in the case of a put option. This risk is not present when writing a European style option since the holder may only exercise the option on its expiration date.



Regardless of its style (American or European), if a call option is never exercised, the writer's gain (the amount of the premium) may be offset by a decline in the market value of the underlying security or index during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security or index. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security or index at the exercise price, which will typically exceed the then current market value of the underlying security or index. The purchaser of an option risks losing the premium paid for the option plus related transaction costs if the option expires worthless.



An exchange-traded option may be closed out by means of an offsetting transaction only on a national securities exchange ("Exchange"), which generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, a Fund might not be able to effect an offsetting closing transaction for a particular option as described above. As a result, the Fund, if it is the holder of an option, would be able to realize profits or limit losses only by exercising the option or, if it is the writer of an option, would remain obligated under the option and (in the case of a written call option) would not be able to sell the underlying security until the option expires unexercised or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market on an Exchange include the following: (i) insufficient trading interest in some options; (ii) restrictions by an Exchange on opening or closing transactions, or both; (iii) trading halts, suspensions, or other restrictions on particular classes or series of options or underlying securities; (iv) unusual or unforeseen interruptions in normal operations on an Exchange; (v) inability to handle current trading volume; or
(vi) discontinuance of options trading (or trading in a particular class or series of options) (although outstanding options on an Exchange that were issued by the Options Clearing Corporation should continue to be exercisable in accordance with their terms).


The Exchanges have established limits on the maximum number of options an investor or group of investors acting in concert may write. The Funds, the Manager, and other clients of the Manager constitute such a group. These limits restrict a Fund's ability to purchase or sell options on a particular security.

An over-the-counter option may be closed out only with the counterparty, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the option with the counterparty. See "Swap Contracts and Other Two-Party Contracts -- Risk Factors in Swap Contracts, OTC Options, and Other Two-Party Contracts" below.


FUTURES. To the extent consistent with applicable law, a Fund permitted to invest in futures contracts may invest in futures contracts on, among other things, financial instruments (such as a U.S. government security or other fixed income instrument), individual equity securities ("single stock futures") or securities indices, interest rates, inflation indices, and (to the extent a Fund is permitted to invest in commodities and commodity-related derivative instruments) commodities or commodities indices.


Sale of a financial futures contract creates an obligation by the seller to deliver a specified quantity of a financial instrument in a specified delivery month for a stated price. A purchase of a financial futures contract creates an obligation by the purchaser to pay for and take delivery of the type of financial instrument called for in the contract in a specified delivery month for a stated price. In some cases, the specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. That determination is made in accordance with the rules of the exchange on which the sale or purchase was made. Some futures contracts are "cash settled" (rather than "physically settled," as described above), which means that the purchase price is subtracted from the current market value of the instrument and the net amount, if positive, is paid to the purchaser by the seller of the futures contract and, if negative, is paid by the purchaser to the seller of the futures contract. Futures contracts are traded in the United States only on commodity exchanges or boards of trade - known as "contract markets" - approved by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant or brokerage firm that is a member of the relevant market.


The purchase or sale of a futures contract differs from the purchase or sale of a security or option in that no price or premium is paid or received. Instead, an amount of cash, U.S. government securities, or other liquid assets equal in value to a percentage of the face amount of the futures contract must be deposited with the broker. This amount is known as initial margin. The amount of the initial margin is generally set by the market on which the contract is traded.

Subsequent payments to and from the broker, known as variation margin, are made on a daily basis as the price of the underlying futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." Prior to the settlement date of the futures contract, the position may be closed by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a commission is paid to the broker on each completed purchase and sale.


In most cases, futures contracts are closed before the settlement date without the making or taking of delivery. A sale of a futures contract is closed by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and the same delivery date. If the price of the initial sale exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, a purchase of a futures contract is closed out by selling a corresponding futures contract. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and, if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

INDEX FUTURES. Some Funds may purchase futures contracts on securities indexes ("Index Futures"). A Fund's purchase and sale of Index Futures is limited to contracts and exchanges approved by the CFTC.

A Fund may close open positions on an exchange on which Index Futures are traded at any time through the expiration day. In general, all positions that remain open at the close of business on that day must be settled on the next business day (based on the value of the relevant index on the expiration day). Additional or different margin requirements as well as settlement procedures may apply to foreign stock Index Futures.

Changes in the price of Index Futures may not correlate perfectly with price movements in the relevant index due to market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting margin calls, investors may close futures contracts through offsetting transactions which could distort normal correlations. Second, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, resulting in more speculators who may cause temporary price distortions. Third, trading hours for foreign stock Index Futures may not correspond perfectly to the trading hours of the foreign exchange to which a particular foreign stock Index Future relates. As a result, the lack of continuous arbitrage may cause a disparity between the price of foreign stock Index Futures and the value of the relevant index.

INTEREST RATE FUTURES. Some Funds may engage in transactions involving the use of futures on interest rates. These transactions may be in connection with investments in U.S. government securities and other fixed income securities.


CONSUMER PRICE INDEX FUTURES. Inflation Indexed Bond Fund may engage in transactions involving CPI (Consumer Price Index) futures, which are exchange-traded futures contracts that represent the inflation on a notional value of $1,000,000 for a period of three months, as implied by the CPI. CPI futures may be used by the Fund to hedge the inflation risk in nominal bonds (i.e., non-inflation indexed bonds) thereby creating "synthetic" inflation indexed bonds. The Fund also may combine CPI futures with U.S. Treasury futures contracts to create "synthetic" inflation indexed bonds issued by the U.S. Treasury. See "Indexed Securities--Inflation-Indexed Bonds" below for a discussion of inflation-indexed bonds.



COMMODITIES FUTURES. The Asset Allocation Funds (except U.S. Equity Allocation Fund and Alpha Only Fund), through their investments in GMO Alternative Asset Opportunity Fund, which is offered through a separate private placement memorandum, may have exposure to futures contracts on various commodities or commodities indices. See "Commodities (through GMO Alternative Asset Opportunity
Fund) - Commodities Futures" and "Commodities (through GMO Alternative Asset Opportunity Fund) - Special Risk Factors in Commodity Futures Transactions" below.



OPTIONS ON FUTURES CONTRACTS. Options on futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the option exercise price at any time during the period of the option. Funds may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, a Fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, a Fund may hedge against a possible increase in the price of securities the Fund expects to purchase by purchasing call options or writing put options on futures contracts rather than purchasing futures contracts. Options on futures contracts generally operate in the same manner as options purchased or written directly on the underlying investments. See "Foreign Currency Transactions" below for a description of some Funds' use of options on currency futures.


A Fund's ability to establish and close options on futures contracts will depend on the development and maintenance of a liquid secondary market. The development and maintenance of a liquid secondary market is not certain.

RISK FACTORS IN FUTURES TRANSACTIONS. Investment in futures contracts involves risk. If the futures are used for hedging, an imperfect correlation between movements in the price of the futures contract and the price of the security or currency being hedged creates risk. Correlation is higher when the investment being hedged underlies the futures contract. Correlation is lower when the investment being hedged is different than the instrument underlying the futures contract, such as when a futures contract on an index of securities or commodities is used to hedge a single security or commodity, a futures contract on one security (e.g., U.S. Treasury bonds) or commodity (e.g., gold) is used to hedge a different security (e.g., a mortgage-backed security) or commodity (e.g., copper), or when a futures contract in one currency is used to hedge a security denominated in another currency. In the event of an imperfect correlation between a futures position and the portfolio position (or anticipated position) intended to be protected, the Fund may realize a loss on the futures contract or the portfolio position intended to be protected. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches.

To compensate for imperfect correlations, a Fund may purchase or sell futures contracts in a greater amount than the hedged securities if the volatility of the price of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, a Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged securities is historically less than that of the futures contract.

A Fund also may purchase futures contracts (or options on them) as an anticipatory hedge against a possible increase in the price of a currency in which securities the Fund anticipates purchasing is denominated. In such instances, the currency may instead decline. If the Fund does not then invest in those securities, the Fund may realize a loss on the futures contract that is not offset by a reduction in the price of the securities purchased.

The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges to limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached, no trades of the contract may be entered at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past exceeded the daily limit on several consecutive trading days. Short positions in Index Futures may be closed out only by purchasing a futures contract on the exchange on which the Index Futures are traded.

The successful use of futures contracts and related options for hedging and risk management also depends on the ability of the Manager to forecast correctly the direction and extent of movements within a given time frame in exchange rate, interest rate, and stock and commodity prices. For example, to the extent a Fund invests in fixed income securities and interest rates remain stable (or move in a direction opposite to that anticipated) during the period a futures contract or related option on those securities is held by a Fund, the Fund would realize a loss on the futures that is not offset by an increase in the value of its portfolio securities. As a result, the Fund's total return would be less than if it had not used the futures.

As discussed above, a Fund that purchases or sells a futures contract is only required to deposit initial and variation margin as required by relevant CFTC regulations and the rules of the contract market. Because the purchase of a futures contract obligates the Fund to purchase the underlying security at a set price on a future date, the Fund's net asset value will fluctuate with the value of the security as if it were already in the Fund's portfolio. Futures transactions have the effect of investment leverage to the extent the Fund does not maintain liquid assets equal to the face amount of the contract.

Trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The lack of a common clearing facility creates counterparty risk. If a counterparty defaults, a Fund normally will have contractual remedies against that counterparty, but may be unsuccessful in enforcing those remedies. When seeking to enforce a contractual remedy, a Fund also is subject to the risk that the parties may interpret contractual terms (e.g., the definition of default) differently. If a dispute occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead the Fund to decide not to pursue its claims against the counterparty. A Fund thus assumes the risk that it may be unable to obtain payments owed to it under foreign futures contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that a Fund might realize in trading could be offset (or worse) by adverse changes in the exchange rate.

If a Fund combines short and long positions, in addition to possible declines in the values of its investment securities, the Fund will incur losses if the securities or commodities index underlying the long futures position underperforms the securities or commodities index underlying the short futures position.

The Funds' ability to engage in the options and futures strategies described above depends on the liquidity of the markets in those instruments. Trading interest in various types of options or futures cannot be predicted. Therefore, no assurance can be given that a Fund will be able to utilize these instruments effectively. Furthermore, each Fund's ability to engage in options and futures transactions may be limited by tax considerations.

SWAP CONTRACTS AND OTHER TWO-PARTY CONTRACTS


Many of the Funds use swap contracts and other two-party contracts for the same or similar purposes as options, futures, and related options. (See "Uses of Derivatives" below for more information regarding the various derivatives strategies those Funds may employ using swap contracts and other two-party contracts.) In the case of commodity swap contracts discussed below in this section, the Funds do not directly use such contracts. The Asset Allocation Funds (except U.S. Equity Allocation Fund and Alpha Only Fund), however, may have indirect exposure to such contracts through their investments in GMO Alternative Asset Opportunity Fund (another series of the Trust offered through a separate private placement memorandum), which may use swap contracts on one or more broad-based commodity indices as part of its investment strategies. (See "Commodities (through GMO Alternative Asset Opportunity Fund)" below for more discussion of that Fund's use of commodity swap contracts and other commodity-related derivatives.)


SWAP CONTRACTS. Swap contracts are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap", two parties agree to exchange returns (or differentials in rates of return) calculated on a "notional amount," e.g., the return on or increase in value of a particular dollar amount invested at a particular interest rate in a particular foreign currency or in a "basket" of securities representing a particular index.





EQUITY SWAP CONTRACTS, COMMODITY SWAP CONTRACTS, AND CONTRACTS FOR DIFFERENCES. The parties to equity swap contracts agree to exchange returns calculated on a notional amount of an equity index (e.g., the S&P 500 Index), basket of equity securities, or individual equity security. The parties to commodity swap contracts agree to exchange returns calculated on the notional amount of a commodity index (e.g., the Goldman Sachs Commodity Index), basket of commodities, or individual commodity.


If a Fund enters into an equity or commodity swap contract (long or short), the Fund's net asset value will fluctuate with changes in the value of the equity or commodity index, basket of equity securities or commodities, or individual equity security or commodity on which the swap is based. The fluctuation will be the same as if the Fund had purchased or sold the notional amount of securities or commodities comprising the index, securities or commodities comprising the basket, or individual security or commodity, as the case may be.

Contracts for differences are swap arrangements in which the parties agree that their return (or loss) will be based on the relative performance of two different groups or "baskets" of securities. Often, one or both "baskets" will be an established securities index. The Fund's return is based on changes in value of theoretical, long futures positions in the securities comprising one basket (with an aggregate face value equal to the notional amount of the contract for differences) and theoretical short futures positions in the securities comprising the other basket. The Fund also may use actual long and short futures positions and achieve similar market exposure by netting the payment obligations of the two contracts. The Funds will only enter into contracts for differences (and analogous futures positions) when the Manager believes that the basket of securities constituting the long position will outperform the basket constituting the short position. If the short basket outperforms the long basket, however, the Fund will realize a loss -- even in circumstances when the securities in both the long and short baskets appreciate in value.


INTEREST RATE AND CURRENCY SWAP CONTRACTS. The parties to interest rate swaps agree to pay or receive interest on a notional principal amount (e.g., an exchange of payments based on a floating interest rate for payments based on a fixed interest rate). The parties to currency swaps agree to pay or receive fluctuations in the notional amount of two different currencies (e.g., an exchange of payments on fluctuations in the value of the U.S. dollar relative to the Japanese yen).


INTEREST RATE CAPS, FLOORS, AND COLLARS. The Funds may use interest rate caps, floors, and collars for the same or similar purposes as they use interest rate futures contracts and related options and, as a result, will be subject to similar risks. See "Options and Futures - Risk Factors in Options Transactions" and "Options and Futures - Risk Factors in Futures Transactions" above. Like interest rate swap contracts, interest rate caps, floors, and collars are two-party agreements in which the parties agree to pay or receive interest on a notional principal amount. The purchaser of an interest rate cap receives interest payments from the seller to the extent that the return on a specified index exceeds a specified interest rate. The purchaser of an interest rate floor receives interest payments from the seller to the extent that the return on a specified index falls below a specified interest rate. The purchaser of an interest rate collar receives interest payments from the seller to the extent that the return on a specified index falls outside the range of two specified interest rates.


SWAPTIONS. An option on a swap agreement, also called a "swaption," is an OTC option that gives the buyer the right, but not the obligation, to enter into a swap on a specified future date in exchange for paying a market-based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index (such as a call option on a bond). A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index (such as a put option on a bond). Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.



TOTAL RETURN SWAPS. A Fixed Income Fund generally uses total return swaps to gain investment exposure to fixed income securities where direct ownership is either not legally possible or is economically unattractive. Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the fixed income security, basket of securities, or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty, respectively.



CREDIT DEFAULT SWAPS. A Fund may use credit default swaps to take an active long or short position with respect to the likelihood of default by corporate or sovereign issuers. Core Plus Bond Fund, Emerging Country Debt Fund, and Emerging Country Debt Share Fund (through its investment in Emerging Country Debt Fund) may use credit default swaps for these and other purposes to a significant extent. Other Fixed Income Funds also may use credit default swaps.



In a credit default swap, one party pays, in effect, an insurance premium through a stream of payments to another party in exchange for the right to receive a specified return in the event of default (or similar events) by one or more third parties, such as a U.S. or foreign issuer or basket of such issuers, on their obligations. For example, in purchasing a credit default swap, a Fund may pay a premium in return for the right to put specified bonds or loans to the counterparty upon issuer default (or similar events) at their par (or other agreed-upon) value. As a purchaser in a credit default swap, a Fund would have the risk that the investment might expire worthless. It also would involve counterparty risk - the risk that the counterparty may fail to satisfy its payment obligations to the Fund in the event of a default (or similar event) (see "Risk Factors in Swap Contracts, OTC Options, and Other Two-Party Contracts" below). In addition, as a purchaser in a credit default swap, the Fund's investment would only generate income in the event of an actual default (or similar event) by the issuer of the underlying obligation.



A Fund also may use credit default swaps for investment purposes by selling a credit default swap, in which case the Fund will receive the premium from its counterparty in return for the Fund's taking on the obligation to pay the par (or other agreed-upon) value to the counterparty upon issuer default (or similar events). As the seller in a credit default swap, a Fund effectively would add economic leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. If no event of default (or similar event) occurs, the Fund would keep the premium received from the counterparty and would have no payment obligations.



INFLATION SWAPS. Inflation Indexed Bond Fund may use inflation swaps. Inflation swap agreements involve commitments to pay a regular stream of inflation-indexed cash payments in exchange for receiving a stream of nominal interest payments (or vice versa), where both payment streams are based on notional amounts. The nominal interest payments may be based on either a fixed interest rate or variable interest rate such as LIBOR. Inflation swaps may be used to hedge the inflation risk in nominal bonds (i.e., non-inflation-indexed bonds) thereby creating synthetic inflation-indexed bonds, or combined with U.S. Treasury futures contracts to create synthetic inflation-indexed bonds issued by the U.S. Treasury. See "Indexed Securities -- Inflation-Indexed Bonds" below for a discussion of inflation-indexed bonds.



RISK FACTORS IN SWAP CONTRACTS, OTC OPTIONS, AND OTHER TWO-PARTY CONTRACTS. A Fund may only close out a swap, contract for differences, cap, floor, collar, or OTC option (including a swaption) with the particular counterparty, and may only transfer a position with the consent of the particular counterparty. If the counterparty defaults, a Fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, a Fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund when the Fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.



The Manager monitors the creditworthiness of OTC derivatives counterparties. Typically, a Fund will enter into these transactions only with counterparties who, at the time it enters into a transaction, have long-term debt ratings of A or higher by Standard & Poor's or Moody's Investors Service, Inc. ("Moody's") (or, if unrated, have comparable credit ratings as determined by the Manager). Short-term derivatives may be entered into with counterparties that do not have long-term debt ratings if they have short-term debt ratings of A-1 by Standard & Poor's and/or a comparable rating by Moody's. The credit rating of a counterparty may be adversely affected by larger-than-average volatility in the markets, even if the counterparty's net market exposure is small relative to its capital.



ADDITIONAL REGULATORY LIMITATIONS ON THE USE OF FUTURES AND RELATED OPTIONS, INTEREST RATE FLOORS, CAPS AND COLLARS, AND INTEREST RATE AND CURRENCY SWAP CONTRACTS AND RELATED INSTRUMENTS. Each Fund has claimed an exclusion from the definition of "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under that Act.


FOREIGN CURRENCY TRANSACTIONS

Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably as a result of intervention (or the failure to intervene) by the U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. Foreign currencies in which the Funds' assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

Funds that are permitted to invest in securities denominated in foreign currencies may buy or sell foreign currencies or deal in forward foreign currency contracts, currency futures contracts and related options, and options on currencies. Those Funds may use such currency instruments for hedging, investment, or currency risk management. Currency risk management may include taking active currency positions relative to both the securities portfolio of the Fund and the Fund's performance benchmark. Those Funds also may purchase forward foreign exchange contracts in conjunction with U.S. dollar-denominated securities in order to create a synthetic foreign currency denominated security that approximates desired risk and return characteristics when the non-synthetic securities either are not available in foreign markets or possess undesirable characteristics.



Forward foreign currency contracts are contracts between two parties to purchase and sell a specific quantity of a particular currency at a specified price, with delivery and settlement to take place on a specified future date. Currency futures contracts are contracts to buy or sell a standard quantity of a particular currency at a specified future date and price. However, currency futures can be and often are closed out prior to delivery and settlement (see "Futures" above for additional information). Options on currency futures contracts give their holder the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified currency futures contract at a fixed price during a specified period. Options on currencies give their holder the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified quantity of a particular currency at a fixed price during a specified period.


REPURCHASE AGREEMENTS

A Fund may enter into repurchase agreements with banks and broker-dealers. A repurchase agreement is a contract under which the Fund acquires a security (usually an obligation of the government where the transaction is initiated or in whose currency the agreement is denominated) for a relatively short period (usually not more than a week) for cash and subject to the commitment of the seller to repurchase the security for an agreed-upon price on a specified date. The repurchase price is in excess of the acquisition price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Repurchase agreements afford a Fund the opportunity to earn a return on temporarily available cash at no market risk, although the Fund does run the risk of a seller's defaulting in its obligation to pay the repurchase price when it is required to do so. Such a default may subject the Fund to expenses, delays, and risks of loss including: (i) possible declines in the value of the underlying security while the Fund is seeking to enforce its rights, (ii) possible reduced levels of income and lack of access to income during this period, and (iii) inability to enforce its rights and the expenses involved in attempted enforcement.


DEBT AND OTHER FIXED INCOME SECURITIES GENERALLY


Debt and other fixed income securities include fixed income and floating rate securities of any maturity. Fixed income securities pay a specified rate of interest or dividends. Floating rate securities pay a rate that is adjusted periodically by reference to a specified index or market rate. Fixed income and floating rate securities include securities issued by federal, state, local, and foreign governments and related agencies, and by a wide range of private issuers, and generally are referred to in this Statement of Additional Information as "fixed income securities." Indexed bonds are a type of fixed income security whose principal value and/or interest rate is periodically adjusted according to a specified instrument, index, or other statistic (e.g., other securities, inflation indices, currencies, or commodities). See "Adjustable Rate Securities" and "Indexed Securities" below.



Holders of fixed income securities are exposed to both market and credit risk. Market risk (or "interest rate risk") relates to changes in a security's value as a result of changes in interest rates generally. In general, the values of fixed income securities increase when interest rates fall and decrease when interest rates rise. Credit risk relates to the ability of the issuer to make payments of principal and interest. Obligations of issuers are subject to bankruptcy, insolvency and other laws that affect the rights and remedies of creditors. Fixed income securities denominated in foreign currencies also are subject to the risk of a decline in the value of the denominating currency.



Because interest rates vary, the future income of a Fund that invests in fixed income securities cannot be predicted with certainty. The future income of a Fund that invests in indexed securities also will be affected by changes in those securities' indices over time (e.g., changes in inflation rates, currency rates, or commodity prices).


CASH AND OTHER HIGH QUALITY INVESTMENTS


Many of the Funds may temporarily invest a portion of their assets in cash or cash items pending other investments or in connection with the maintenance of liquid assets required in connection with some of the Funds' investments. These cash items and other high quality corporate debt securities may include money market instruments such as securities issued by the United States Government and its agencies, bankers' acceptances, commercial paper, and bank certificates of deposit.


U.S. GOVERNMENT SECURITIES AND FOREIGN GOVERNMENT SECURITIES

U.S. government securities include securities issued or guaranteed by the U.S. government or its authorities, agencies, or instrumentalities. Foreign government securities include securities issued or guaranteed by foreign governments (including political subdivisions) or their authorities, agencies, or instrumentalities or by supra-national agencies. Different kinds of U.S. government securities and foreign government securities have different kinds of government support. For example, some U.S. government securities (e.g., U.S. Treasury bonds) are supported by the full faith and credit of the United States. Other U.S. government securities are issued or guaranteed by federal agencies or government-chartered or -sponsored enterprises but are neither guaranteed nor insured by the U.S. government (e.g., debt securities issued by the Federal Home Loan Mortgage Corporation ("Freddie Mac"), Federal National Mortgage Association ("Fannie Mae"), and Federal Home Loan Banks ("FHLBs")). Similarly, some foreign government securities are supported by the full faith and credit of a foreign national government or political subdivision and some are not. Foreign government securities of some countries may involve varying degrees of credit risk as a result of financial or political instability in those countries and the possible inability of a Fund to enforce its rights against the foreign government. As with issuers of other fixed income securities, sovereign issuers may be unable or unwilling to make timely principal or interest payments.

Supra-national agencies are agencies whose member nations make capital contributions to support the agencies' activities, and include the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Coal and Steel Community, and the Inter-American Development Bank.

As with other fixed income securities, U.S. government securities and foreign government securities expose their holders to market risk because their values typically change as interest rates fluctuate. For example, the value of U.S. government securities or foreign government securities may fall during times of rising interest rates. Yields on U.S. government securities and foreign government securities tend to be lower than those of corporate securities of comparable maturities.

In addition to investing directly in U.S. government securities and foreign government securities, a Fund may purchase certificates of accrual or similar instruments evidencing undivided ownership interests in interest payments and/or principal payments of U.S. government securities and foreign government securities. Certificates of accrual and similar instruments may be more volatile than other government securities.

REAL ESTATE INVESTMENT TRUSTS ("REITS")

REITs are pooled investment vehicles that invest in real estate or real estate-related companies. The Funds may invest in different types of REITs, including equity REITs, which own real estate directly; mortgage REITs, which make construction, development, or long-term mortgage loans; and hybrid REITs, which share characteristics of equity REITs and mortgage REITs.

In general, the value of a REIT's shares changes in light of factors affecting the real estate industry. Factors affecting the performance of real estate may include the supply of real property in some markets, changes in zoning laws, completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, adequacy of rent to cover operating expenses, and local and regional markets for competing asset classes. The performance of real estate also may be affected by changes in interest rates, management of insurance risks, and social and economic trends. REITs are also subject to poor performance by the REIT's manager, defaults by borrowers, adverse changes in the tax laws, and the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986 and/or to maintain exempt status under the 1940 Act. See "Taxes" below for a discussion of special tax considerations relating to a Fund's investment in REITs.


ASSET-BACKED AND RELATED SECURITIES



Asset-backed securities are "pass-through" securities, meaning that principal and interest payments - net of expenses - made by the underlying borrowers on the underlying assets (such as mortgages and credit card receivables) are passed through to the asset-backed security holders.

There are a number of different types of asset-backed and related securities, including mortgage-backed securities, securities backed by other pools of collateral (such as automobile loans, credit card receivables, and home equity loans), collateralized mortgage obligations, and collateralized debt obligations, each of which is described in more detail below.



MORTGAGE-BACKED SECURITIES. Mortgage-backed securities are asset-backed securities backed by pools of residential and commercial mortgages. Mortgage-backed securities may be issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor insured by the U.S. government, such as Freddie Mac, Fannie Mae, and FHLBs), foreign governments (or their agencies or instrumentalities), or non-governmental issuers. Interest and principal payments (including prepayments) on the mortgage loans underlying mortgage-backed securities are passed through to the holders of the mortgage-backed securities. Prepayments occur when the mortgagor on an individual mortgage loan prepays the remaining principal before the loan's scheduled maturity date. Unscheduled prepayments of the underlying mortgage loans will result in early payment of the applicable mortgage-backed securities held by a Fund. The Fund may be unable to invest the proceeds from the early payment of the mortgage-backed securities in an investment that provides as high a yield as the mortgage-backed securities. Consequently, early payment associated with mortgage-backed securities may cause these securities to experience significantly greater price and yield volatility than traditional fixed income securities. Many factors affect the rate of mortgage loan prepayments, including changes in interest rates, general economic conditions, the location of the property underlying the mortgage, the age of the mortgage loan, and social and demographic conditions. During periods of falling interest rates, the rate of mortgage loan prepayments usually increases, which tends to decrease the life of mortgage-backed securities. During periods of rising interest rates, the rate of mortgage loan prepayments usually decreases, which tends to increase the life of mortgage-backed securities. If the life of a mortgage-backed security is inaccurately predicted, the Fund may not be able to realize the rate of return it expected.



Mortgage-backed securities are subject to varying degrees of credit risk, depending on whether they are issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor insured by the U.S. government) or by non-governmental issuers. Mortgage-backed securities are subject to the risk of loss of principal if the obligors of the underlying obligations default in their payment obligations, and to certain other risks described in "Other Asset-Backed Securities" below.


Mortgage-backed securities may include Adjustable Rate Securities as such term is defined in "Adjustable Rate Securities" below.


OTHER ASSET-BACKED SECURITIES. Similar to mortgage-backed securities, other types of asset-backed securities may be issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor insured by the U.S. government), foreign governments (or their agencies or instrumentalities), or non-governmental issuers. These securities include securities backed by pools of automobile loans, educational loans, home equity loans, and credit card receivables. The underlying pools of assets are securitized through the use of trusts and special purpose entities. These securities are subject to risks associated with changes in interest rates and prepayment of underlying obligations similar to the risks of investment in mortgage-backed securities described immediately above.


Payment of interest and repayment of principal on asset-backed securities largely depends on the cash flows generated by the underlying assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements. The amount of market risk associated with investments in asset-backed securities depends on many factors, including the deal structure (i.e., determinations as to the required amount of underlying assets or other support needed to produce the cash flows necessary to service interest and principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the amounts defaulted exceed the securities' credit support.


The value of asset-backed securities may be affected by the factors described above and other factors, such as the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing the credit enhancement. The value of asset-backed securities also can depend on the ability of their servicers to service the underlying collateral and is, therefore, subject to risks associated with servicers' performance. In some circumstances, the mishandling of documentation related to the underlying collateral by a servicer or originator of the underlying collateral may affect the rights of the security holders in and to the underlying collateral (e.g., failure to properly document a security interest in the underlying collateral). In addition, the insolvency of entities that generate receivables or that utilize the underlying assets may result in costs and delays that are in addition to losses associated with a decline in the value of the underlying assets.



Certain types of asset-backed securities present additional risks that are not presented by mortgage-backed securities. In particular, certain types of asset-backed securities may not have the benefit of a security interest in the related assets. These may include securities backed by credit card receivables, many of which are unsecured. In addition, as noted above, a Fund may invest in securities backed by unsecured commercial or industrial loans or unsecured corporate or sovereign debt. Even when security interests are present, the ability of an issuer of certain types of asset-backed securities to enforce those interests may be more limited than that of an issuer of mortgage-backed securities. For instance, automobile receivables generally are secured, but by automobiles rather than by real property. Most issuers of automobile receivables permit loan servicers to retain possession of the underlying assets. In addition, because of the large number of underlying vehicles involved in a typical issue of asset-backed securities and technical requirements under state law, the trustee for the holders of the automobile receivables may not have a proper security interest in all the automobiles. Therefore, recoveries on repossessed automobiles may not be available to support payments on these securities.



In addition, certain types of asset-backed securities may experience losses on the underlying assets as a result of certain rights provided to consumer debtors under federal and state law. In the case of certain consumer debt, such as credit card debt, debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on their credit cards (or other debt), thereby reducing their balances due. For instance, a debtor may be able to offset certain damages for which a court has determined that the creditor is liable to the debtor against amounts owed to the creditor by the debtor on his or her credit card.


COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"); STRIPS AND RESIDUALS. A CMO is a debt obligation backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. The issuer of a CMO generally pays interest and prepaid principal on a monthly basis. These payments are secured by the underlying portfolio, which typically includes mortgage pass-through securities guaranteed by Freddie Mac, Fannie Mae, or the Government National Mortgage Association ("Ginnie Mae") and their income streams, and which also may include whole mortgage loans and private mortgage bonds.

CMOs are issued in multiple classes, often referred to as "tranches." Each class has a different maturity and is entitled to a different schedule for payments of principal and interest, including pre-payments.

In a typical CMO transaction, the issuer of the CMO bonds uses proceeds from the CMO offering to buy mortgages or mortgage pass-through certificates (the "Collateral"). The issuer then pledges the Collateral to a third party trustee as security for the CMOs. The issuer uses principal and interest payments from the Collateral to pay principal on the CMOs, paying the tranche with the earliest maturity first. Thus, the issuer pays no principal on a tranche until all other tranches with earlier maturities are paid in full. The early retirement of a particular class or series has the same effect as the prepayment of mortgage loans underlying a mortgage-backed pass-through security.


CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or other asset-backed securities.


The Funds also may invest in CMO residuals, which are issued by agencies or instrumentalities of the U.S. government or by private lenders of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, and investment banks. A CMO residual represents excess cash flow generated by the Collateral after the issuer of the CMO makes all required principal and interest payments and after the issuer's management fees and administrative expenses have been paid. Thus, CMO residuals have value only to the extent income from the Collateral exceeds the amount necessary to satisfy the issuer's debt obligations on all other outstanding CMOs. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characterization of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses, and the pre-payment experience on the mortgage assets.

CMOs also include certificates representing undivided interests in payments of interest-only or principal-only ("IO/PO Strips") on the underlying mortgages.


IO/PO Strips and CMO residuals tend to be more volatile than other types of securities. If the underlying securities are prepaid, holders of IO/PO Strips and CMO residuals may lose a substantial portion or the entire value of their investment. In addition, if a CMO pays interest at an adjustable rate, the cash flows on the related CMO residual will be extremely sensitive to rate adjustments.

COLLATERALIZED DEBT OBLIGATIONS ("CDOS"). A Fund may invest in CDOs, which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), and other similarly structured securities. CBOs and CLOs are asset-backed securities. A CBO is a trust backed by a pool of high risk, below investment-grade fixed income securities. A CLO is an obligation of a trust typically collateralized by a pool of loans, which may include domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment-grade or equivalent unrated loans.


For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, which vary in risk and yield. The riskier portion is the residual or "equity" tranche, which bears some or all of the risk of default by the bonds or loans in the trust, and therefore protects the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche of a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection provided by the equity tranche, senior CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default, the total loss of the equity tranche due to losses in the collateral, market anticipation of defaults, fraud by the trust, and the illiquidity of CBO or CLO securities.


The risks of an investment in a CDO depend largely on the type of underlying collateral securities and the tranche in which a Fund invests. Typically, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid, unless an active dealer market for a particular CDO allows it to be purchased and sold in Rule 144A transactions. CDOs are subject to the typical risks associated with debt instruments discussed elsewhere in this Statement of Additional Information and the Prospectuses (e.g., interest rate risk and default risk). Additional risks of CDOs include: (i) the possibility that distributions from collateral securities will be insufficient to make interest or other payments, (ii) a decline in the quality of the collateral, and (iii) the possibility that a Fund may invest in a subordinate tranche of a CDO. In addition, due to the complex nature of a CDO, an investment in a CDO may not perform as expected. An investment in a CDO also is subject to the risk that the issuer and the investors may interpret the terms of the instrument differently, giving rise to disputes.

ADJUSTABLE RATE SECURITIES

Adjustable rate securities are securities with interest rates that reset at periodic intervals, usually by reference to an interest rate index or market interest rate. Adjustable rate securities include U.S. government securities and securities of other issuers. Some adjustable rate securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, changes in market interest rates or changes in the issuer's creditworthiness may still affect their value. Because the interest rate is reset only periodically, changes in the interest rates on adjustable rate securities may lag changes in prevailing market interest rates. Also, some adjustable rate securities (or, in the case of securities backed by mortgage loans, the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. Because of the rate adjustments, adjustable rate securities are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall.

BELOW INVESTMENT GRADE SECURITIES


Some Funds may invest some or all of their assets in securities rated below investment grade (that is, rated below BBB- by Standard & Poor's or below Baa3 by Moody's or determined by the Manager to be of comparable quality to securities so rated) at the time of purchase, including securities in the lowest rating categories and comparable unrated securities ("Below Investment Grade Securities") (commonly referred to as "junk bonds"). In addition, some Funds may hold securities that are downgraded to below-investment-grade status after the time of purchase by the Funds. Compared to higher quality fixed income securities, Below Investment Grade Securities offer the potential for higher investment returns but subject holders to greater credit and market risk. The ability of an issuer of Below Investment Grade Securities to meet principal and interest payments is considered speculative. A Fund's investments in Below Investment Grade Securities are more dependent on the Manager's own credit analysis than its investments in higher quality bonds. The market for Below Investment Grade Securities may be more severely affected than other financial markets by economic recession or substantial interest rate increases, changing public perceptions, or legislation that limits the ability of certain categories of financial institutions to invest in Below Investment Grade Securities. In addition, the market may be less liquid for Below Investment Grade Securities. Reduced liquidity can affect the values of Below Investment Grade Securities, make their valuation and sale more difficult, and result in greater volatility. Because Below Investment Grade Securities are difficult to value, particularly during erratic markets, the values realized on their sale may differ from the values at which they are carried by a Fund. Some Below Investment Grade Securities in which a Fund invests may be in poor standing or in default.


Securities in the lowest investment-grade category (BBB or Baa) also have some speculative characteristics. See Appendix B--"Commercial Paper and Corporate Debt Ratings" below for more information concerning commercial paper and corporate debt ratings.

BRADY BONDS

Brady Bonds are securities created through the restructuring of commercial bank loans to public and private entities under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in Mexico, Uruguay, Venezuela, Costa Rica, Argentina, Nigeria, the Philippines, and other emerging countries.


Brady Bonds may be collateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds.

The valuation of a Brady Bond typically depends on an evaluation of: any collateralized repayments of principal at final maturity; any collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayments of principal at maturity (the uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and the history of prior defaults by the issuers of Brady Bonds, investments in Brady Bonds may be viewed as speculative.

EURO BONDS


Euro bonds are securities denominated in U.S. dollars or another currency and sold to investors outside of the country whose currency is used. Euro bonds may be issued by government or corporate issuers, and are typically underwritten by banks and brokerage firms in numerous countries. While Euro bonds often pay principal and interest in Eurodollars (i.e. U.S. dollars held in banks outside of the United States), some Euro bonds may pay principal and interest in other currencies. Euro bonds are subject to the same risks as other fixed income securities. See "Debt and Other Fixed Income Securities Generally" above.


ZERO COUPON SECURITIES

A Fund investing in "zero coupon" fixed income securities accrues interest income at a fixed rate based on the initial purchase price and the length to maturity, but the securities do not pay interest in cash on a current basis. The Fund is required to distribute the accrued income to its shareholders, even though the Fund is not receiving the income in cash on a current basis. Thus, a Fund may have to sell other investments to obtain cash to make income distributions. The market value of zero coupon securities is often more volatile than that of non-zero coupon fixed income securities of comparable quality and maturity. Zero coupon securities include IO/PO Strips.

INDEXED SECURITIES


Indexed securities are securities the redemption values and/or the coupons of which are indexed to a specific instrument, index, or other statistic. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to other securities, securities indices, inflation indices, currencies, precious metals or other commodities, or other financial indicators. For example, the maturity value of gold-indexed securities depends on the price of gold and, therefore, their price tends to rise and fall with gold prices.



The performance of indexed securities depends on the performance of the security, security index, inflation index, currency, or other instrument to which they are indexed. Performance also may be influenced by interest rate changes in the U.S. and abroad. Indexed securities also are subject to the credit risks of the issuer, and their values are adversely affected by declines in the issuer's creditworthiness.

CURRENCY-INDEXED SECURITIES. Currency-indexed securities have maturity values or interest rates determined by reference to the values of one or more foreign currencies. Currency-indexed securities also may have maturity values or interest rates that depend on the values of a number of different foreign currencies relative to each other.






INVERSE FLOATING OBLIGATIONS. Indexed securities in which a Fund may invest include so-called "inverse floating obligations" or "residual interest bonds" on which the interest rates typically decline as short-term interest rates increase and increase as short-term interest rates decline. Inverse floating obligations have the effect of investment leverage, since they will generally increase or decrease in value in response to changes in interest rates at a rate that is a multiple of the rate at which fixed-rate long-term securities increase or decrease in value in response to such changes. As a result, the market values of inverse floating obligations generally will be more volatile than the market values of fixed-rate securities.



INFLATION-INDEXED BONDS. Some Funds invest in inflation indexed bonds. In particular, Inflation Indexed Bond Fund invests primarily in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index ("CPI") accruals as part of a semiannual coupon.



Inflation-indexed securities issued by the U.S. Treasury (or "TIPS") have maturities of approximately five, ten or twenty years (thirty year TIPS are no longer offered), although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year's inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).



If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of a U.S. Treasury inflation-indexed bond, even during a period of deflation, although the inflation-adjusted principal received could be less than the inflation-adjusted principal that had accrued to the bond at the time of purchase. However, the current market value of the bonds is not guaranteed and will fluctuate. A Fund also may invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.



The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. There can be no assurance, however, that the value of inflation-indexed bonds will be directly correlated to changes in interest rates.



Although inflation-indexed bonds protect holders from long-term inflationary trends, short-term increases in inflation may result in a decline in value. In addition, inflation indexed bonds do not protect holders from increases in interest rates due to reasons other than inflation (such as changes in currency exchange rates).


The periodic adjustment of U.S. inflation indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation, and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect changes in a comparable inflation index calculated by the foreign government. No assurance can be given that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. In addition, no assurance can be given that the rate of inflation in a foreign country will correlate to the rate of inflation in the United States.

Coupon payments received by a Fund from inflation indexed bonds are included in the Fund's gross income in the period in which they accrue. In addition, any increase in the principal amount of an inflation indexed bond constitutes taxable ordinary income to investors in the Fund, even though principal is not paid until maturity.


TAX CONSEQUENCES OF INVESTING IN INDEXED SECURITIES. A Fund's investments in indexed securities, including inflation-indexed bonds, may generate taxable income in excess of the interest they pay to the Fund. As a result, a Fund may be required to sell assets to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level. See "Distributions and Taxes" in the Prospectus and "Distributions" and "Taxes" in this Statement of Additional Information.


STRUCTURED NOTES

Similar to indexed securities described above, structured notes are derivative debt securities, the interest rate or principal of which is determined by reference to changes in the value of a specific asset, reference rate, or index (the "reference") or the relative change in two or more references. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased, depending upon changes in the reference. The terms of a structured note may provide that in certain circumstances no principal is due at maturity and, therefore, may result in a loss of invested capital. Structured notes may be positively or negatively indexed, so that appreciation of the reference may produce an increase or decrease in the interest rate or value of the principal at maturity. In addition, changes in the interest rate or the value of the principal at maturity may be fixed at a specified multiple of the change in the value of the reference, making the value of the note very volatile.

Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured notes also may be more volatile, less liquid, and more difficult to price accurately than less complex securities or more traditional debt securities.

FIRM COMMITMENTS AND WHEN-ISSUED SECURITIES


Some Funds may enter into firm commitments and other similar agreements with banks or broker-dealers for the purchase or sale of securities at an agreed-upon price on a specified future date. For example, a Fund that invests in fixed-income securities may enter into a firm commitment agreement if the Manager anticipates a decline in interest rates and believes it is able to obtain a more advantageous future yield by committing currently to purchase securities to be issued later. When a Fund purchases securities this way (on a when-issued or delayed-delivery basis), it is required to maintain on its custodian's books and records cash, U.S. government securities, or other liquid securities in an amount equal to or greater than, on a daily basis, the amount of the Fund's when-issued or delayed-delivery commitments. A Fund generally does not earn income on the securities it has committed to purchase until after delivery. A Fund may take delivery of the securities or, if deemed advisable as a matter of investment strategy, may sell the securities before the settlement date. When payment is due on when-issued or delayed-delivery securities, the Fund makes payment from then available cash flow or the sale of securities, or from the sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than what the Fund paid for them).


LOANS, LOAN PARTICIPATIONS, AND ASSIGNMENTS

Some Funds may invest in direct debt instruments, which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans, promissory notes, and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Investments in direct debt instruments are subject to a Fund's policies regarding the quality of debt investments generally.

Purchasers of loans and other forms of direct indebtedness, including promissory notes, depend primarily on the borrower for payment of principal and interest, and adverse changes in the creditworthiness of the borrower may affect its ability to pay principal and interest. Direct debt instruments may not be rated by a nationally recognized rating agency. Loans that are secured offer a Fund more protection than comparable unsecured loans in the event of non-payment of interest or principal. However, no assurance can be given that the collateral for a secured loan can be liquidated or that the proceeds will satisfy the borrower's obligation. Investment in the indebtedness of borrowers with low creditworthiness involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Investments in sovereign debt also involve the risk that the governmental entities responsible for repayment of the debt may be unable or unwilling to pay interest and repay principal when due.

When investing in a loan participation, a Fund typically purchases a portion of a lender's or participant's interest in a loan but has no direct contractual relationship with the borrower. The Fund must rely on the seller of the participation interest not only for the enforcement of the Fund's rights against the borrower but also for the receipt and processing of principal, interest, or other payments due under the loan. The Fund may be subject to delays, expenses, and risks that are greater than those that would be involved if the Fund could enforce its rights directly against the borrower. In addition, under the terms of a participation agreement, the Fund may be treated as a creditor of the seller of the participation interest (rather than of the borrower), thus exposing the Fund to the credit risk of the seller in addition to the credit risk of the borrower. A participation agreement also may limit the rights of the Fund to vote on changes that may be made to the underlying loan agreement, such as waiving a breach of a covenant.

Investments in loans through direct assignment of a lender's interests may involve additional risks to a Fund. For example, if a secured loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, under legal theories of lender liability, the Fund potentially might be held liable as a co-lender.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness a Fund has direct recourse against the borrower, it may have to rely on the agent to enforce its rights against the borrower.


Direct indebtedness purchased by a Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so. A Fund is required to maintain liquid assets to cover the Fund's potential obligations under standby financing commitments.


REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL AGREEMENTS


Some Funds may enter into reverse repurchase agreements and dollar roll agreements with banks and brokers to enhance return. Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the securities.


Dollar rolls are transactions in which a Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

A Fund that enters into reverse repurchase agreements and dollar roll agreements maintains cash, U.S. government securities, or other liquid assets equal in value to its obligations under those agreements. If the buyer in a reverse repurchase agreement or dollar roll agreement files for bankruptcy or becomes insolvent, a Fund's use of proceeds from the sale of its securities may be restricted pending a determination by the other party or its trustee or receiver whether to enforce the Fund's obligation to repurchase the securities. Reverse repurchase agreements and dollar rolls are not considered borrowings by a Fund for purposes of a Fund's fundamental investment restriction on borrowings.


COMMODITIES (THROUGH GMO ALTERNATIVE ASSET OPPORTUNITY FUND)



The Asset Allocation Funds (except for U.S. Equity Allocation Fund and Alpha Only Fund) may gain exposure to commodity markets by investing in GMO Alternative Asset Opportunity Fund, which is offered through a separate private placement memorandum. GMO Alternative Asset Opportunity Fund seeks indirect exposure to investment returns of commodities, including a range of assets with tangible properties, such as oil, natural gas, agricultural products (e.g., wheat, corn, and livestock), precious metals (e.g., gold and silver), industrial metals (e.g., copper), and softs (e.g., cocoa, coffee, and sugar). This Fund obtains such exposure by investing in shares of a Bermuda limited liability company, which, in turn, primarily invests in commodity-related derivatives. This Bermuda limited liability company is a wholly-owned subsidiary of the Fund, and GMO serves as the investment manager to the subsidiary but does not receive any additional management or other fees for such services.


Commodity prices can be extremely volatile and may be directly or indirectly affected by many factors, including changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, and factors affecting a particular industry or commodity, such as drought, floods, or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, tariffs, and international economic, political, and regulatory developments. In addition, some commodities are subject to limited pricing flexibility because of supply and demand factors, and others are subject to broad price fluctuations as a result of the volatility of prices for certain raw materials and the instability of supplies of other materials.

The production and marketing of commodities may be affected by actions of and changes in governments and political and economic instability in commodity-producing and -exporting countries. In addition, commodity-related industries throughout the world are subject to greater political, environmental, and other governmental regulation than many other industries. Changes in government policies and the need for regulatory approvals can have an adverse effect on the products and services of companies in the commodities industries. For example, the exploration, development, and distribution of coal, oil, and gas in the United States are subject to significant federal and state regulation, which may affect rates of return on coal, oil, and gas and the kinds of services that the federal and state governments may offer to companies in those industries. In addition, compliance with environmental and other safety regulations has caused many companies in commodity-related industries to incur production delays and significant costs.

Government regulation may also impede the development of new technologies. The effect of future regulations affecting commodity-related industries cannot be predicted.


GMO Alternative Asset Opportunity Fund achieves exposure to commodities through its wholly-owned subsidiary, which invests in derivative instruments whose values are based on the value of a commodity, commodity index, currency, or other readily measurable economic variables dependent upon changes in the value of commodities or the commodities markets ("commodity-related derivative instruments"). The value of commodity-related derivative instruments fluctuates based on changes in the values of the underlying commodity, commodity index, futures contract, or other economic variable to which they are related. Additionally, economic leverage will increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying commodity or other relevant economic variable.



COMMODITY FUTURES. GMO Alternative Asset Opportunity Fund's wholly-owned subsidiary may invest in commodity futures contracts. A commodity futures contract is an agreement between two parties in which one party agrees to purchase a commodity, such as an energy, agricultural, or metal commodity, from the other party at a later date at a price and quantity agreed upon when the contract is made. The Fund's wholly-owned subsidiary intends to close out its commodity futures contracts before the settlement date without the making or taking of delivery. See "Options and Futures - Futures" and "Options and Futures
- Risk Factors in Futures Transactions" above.


SPECIAL RISK FACTORS IN COMMODITY FUTURES TRANSACTIONS. Several additional risks are associated with transactions in commodity futures contracts.

Storage Costs. The price of a commodity futures contract reflects the storage costs of purchasing the underlying commodity, including the time value of money invested in the commodity. To the extent that the storage costs change, the value of the futures contracts may change proportionately.


Reinvestment Risk. In the commodity futures markets, producers of an underlying commodity may sell futures contracts to lock in the price of the commodity at delivery. To induce speculators to purchase the other side (the long side) of the contract, the commodity producer generally must sell the contract at a lower price than the expected futures spot price. Conversely, if most purchasers of the underlying commodity purchase futures contracts to hedge against a rise in commodity prices, then speculators will only sell the contract at a higher price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected futures spot price. As a result, when the Manager reinvests the proceeds from a maturing contract, it may purchase a new futures contract at a higher or lower price than the expected futures spot prices of the maturing contract or choose to pursue other investments.



ILLIQUID SECURITIES, PRIVATE PLACEMENTS, AND RESTRICTED SECURITIES


Each Fund may invest up to 15% of its net assets in illiquid securities. For this purpose, "illiquid securities" are securities that the Fund may not sell or dispose of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities.

A repurchase agreement maturing in more than seven days is considered illiquid, unless it can be terminated after a notice period of seven days or less.

As long as the SEC maintains the position that most swap contracts, caps, floors, and collars are illiquid, the Funds will continue to designate these instruments as illiquid unless the instrument includes a termination clause or has been determined to be liquid based on a case-by-case analysis pursuant to procedures approved by the Trustees.


PRIVATE PLACEMENTS AND RESTRICTED INVESTMENTS. Illiquid securities include securities of private issuers, securities traded in unregulated or shallow markets, and securities that are purchased in private placements and are subject to legal or contractual restrictions on resale. Because relatively few purchasers of these securities may exist, especially in the event of adverse market or economic conditions or adverse changes in the issuer's financial condition, a Fund could have difficulty selling them when the Manager believes it advisable to do so or may be able to sell them only at prices that are lower than if they were more widely held. Disposing of illiquid securities may involve time-consuming negotiation and legal expenses, and selling them promptly at an acceptable price may be difficult or impossible.



While private placements may offer attractive opportunities not otherwise available in the open market, the securities purchased are usually "restricted securities" or are "not readily marketable." Restricted securities cannot be sold without being registered under the Securities Act of 1933 or pursuant to an exemption from registration (such as Rules 144 or 144A). Securities that are not readily marketable are subject to other legal or contractual restrictions on resale. A Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delay in effecting registration. A Fund selling its securities in a registered offering may be deemed to be an "underwriter" for purposes of Section 11 of the Securities Act of 1933. In such event, the Fund may be liable to purchasers of the securities under Section 11 if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading, although the Fund may have a due diligence defense.



At times, the inability to sell illiquid securities can make it more difficult to determine their fair value for purposes of computing a Fund's net asset value. The judgment of the Manager normally plays a greater role in valuing these securities than in valuing publicly traded securities.



INVESTMENTS IN OTHER INVESTMENT COMPANIES OR OTHER POOLED INVESTMENTS



Subject to applicable regulatory requirements, a Fund may invest in shares of both open- and closed-end investment companies (including single country funds and exchange-traded funds ("ETFs")). Investing in another investment company exposes a Fund to all the risks of that investment company and, in general, subjects it to a pro rata portion of the other investment company's fees and expenses. Many of the Funds also may invest in private investment funds, vehicles, or structures.

ETFs are hybrid investment companies that are registered as open-end investment companies or unit investment trusts ("UITs") but possess some of the characteristics of closed-end funds. ETFs typically hold a portfolio of common stocks that is intended to track the price and dividend performance of a particular index. Common examples of ETFs include S&P Depositary Receipts ("SPDRs") and iShares, which may be purchased from the UIT or investment company issuing the securities or in the secondary market (SPDRs are listed on the American Stock Exchange and iShares are listed on the New York Stock Exchange). The market price for ETF shares may be higher or lower than the ETF's net asset value. The sale and redemption prices of ETF shares purchased from the issuer are based on the issuer's net asset value.


U.S. Equity Allocation Fund, Alpha Only Fund, and some non-asset allocation Funds may invest without limitation in other Funds of the Trust (the "underlying Funds"). These investments are not made in reliance on the fund of funds exemption provided in Section 12(d)(1)(G) of the 1940 Act, but instead are made in reliance on an SEC exemptive order obtained by the Manager and the Trust permitting Funds of the Trust to operate as funds of funds. As described in the Prospectus, shareholders of the investing Funds do not bear directly any of the operating fees and expenses of the underlying Funds, but bear indirectly a proportionate share of their operating fees and expenses.



SHORT SALES



A Fund may seek to hedge investments or realize additional gains through short sales. A Fund may make short sales "against the box," meaning the Fund may make short sales where the Fund owns or has the right to acquire at no added cost securities identical to those sold short. A Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.



In addition, certain Funds[, in particular Alpha Only Fund,] may make short sales that are not against the box (i.e., "naked" short sales), which are transactions in which a Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A Fund also will incur transaction costs in effecting short sales that are not against the box. A Fund will incur a loss as a result of the short sale if the price of the security or index increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the price of the security declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest a Fund may be required to pay in connection with a short sale. Whenever a Fund engages in short sales, it identifies liquid and unencumbered assets in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short. Short sales that are not against the box involve a form of investment leverage, and the amount of a Fund's loss on such a short sale is potentially unlimited.


TAX-SENSITIVE STRATEGIES


When making investment decisions for the Tax-Managed Funds, the Manager considers the after-tax impact of portfolio transactions. As described in the Prospectus for the Tax-Managed Funds, in doing so, the Manager may employ a variety of tax management techniques, such as seeking to minimize sales of securities that result in capital gains, preferring the sale of securities producing long-term capital gains to those producing short-term capital gains, and selling securities to realize capital losses that can be offset against realized capital gains. The tax management techniques employed by the Manager may change over time depending upon a variety of factors, including current market conditions and the amount of embedded gains and losses in a Fund's portfolio. No assurance can be given that the Manager will be successful in employing any or all of these strategies.



In addition, in lieu of redeeming its shares in cash, a Fund may pay the redemption price in whole or in part with appreciated securities, so as to avoid having to distribute the capital appreciation in those securities to its remaining shareholders. The effect on the redeeming shareholder is the same for federal income tax purposes as a redemption in cash. Redeeming shareholders receiving securities will pay tax on any capital gains realized on the Fund shares redeemed and may incur additional gains or losses during the period between the date of redemption and the date they sell the securities. They also may incur brokerage charges on the sale of those securities.



TOBACCO-FREE STRATEGIES



As described in the Prospectus, the Tobacco-Free Core Fund must invest at least 80% of its assets, and expects to invest substantially all of its assets, in investments in tobacco-free companies. Due to this investment policy, the Fund is subject to the additional investment risk that tobacco-producing issuers will outperform non-tobacco-producing issuers and, consequently, that the Fund will underperform relative to the U.S. Core Equity Fund.


                               USES OF DERIVATIVES

                            INTRODUCTION AND OVERVIEW


This overview outlines various ways in which the U.S Equity, International Equity, and Fixed Income Funds, and Alpha Only Fund may use different types of exchange-traded and OTC derivatives in implementing their investment programs. It is intended to supplement the information included in the GMO Trust Prospectus and the information provided in the "Fund Investments" and "Descriptions and Risks of Fund Investments" sections of this Statement of Additional Information. This overview, however, is not intended to be exhaustive and a Fund may use types of derivatives and/or employ derivatives strategies not otherwise described in this Statement of Additional Information or the Prospectus.

In addition, a Fund may not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. Also, suitable derivatives transactions may not be available in all circumstances and there can be no assurance that a Fund will be able to identify or employ a desirable derivatives transaction at any time or from time to time, or that any such transactions will be successful.



Note: Unless otherwise noted below in this section, the uses of derivatives discussed herein with respect to a particular Fund only refer to the Fund's direct use of such derivatives. As indicated in the Prospectus and in the "Fund Investments" section of this Statement of Additional Information, certain Funds may invest in other Funds of the Trust, which, in turn, may use types of derivatives and/or employ derivatives strategies that differ from those described in this Statement of Additional Information or the Prospectus.



FUNCTION OF DERIVATIVES IN FUNDS. The types of derivatives used and derivatives strategies employed by a Fund and the extent of a Fund's use of derivatives varies from Fund to Fund depending on the Fund's specific investment objective and strategies. In addition, specific market conditions may influence the Manager's choice of derivatives and derivatives strategies for a particular Fund.






COUNTERPARTY CREDITWORTHINESS. As discussed earlier, the Manager monitors the creditworthiness of OTC derivatives counterparties. Typically, a Fund will enter into these transactions only with counterparties who, at the time it enters into a transaction, have long-term debt ratings of A or higher by Standard & Poor's or Moody's (or, if unrated, have comparable credit ratings as determined by the Manager). Short-term derivatives may be entered into with counterparties that do not have long-term debt ratings if they have short-term debt ratings of A-1 by Standard & Poor's and/or a comparable rating by Moody's. See Appendix B--"Commercial Paper and Corporate Debt Ratings" for an explanation of short-term debt ratings.





                       USE OF DERIVATIVES BY EQUITY FUNDS


U.S. EQUITY FUNDS.



Types of Derivatives That May be Used by the U.S. Equity Funds


Options, futures contracts, and related options on securities indices

Long equity swap contracts in which a Fund pays a fixed rate plus the negative performance, if any, and receives the positive performance, if any, of an index or basket of securities

Short equity swap contracts in which a Fund receives a fixed rate plus the negative performance, if any, and pays the positive performance of an index or basket of securities

Contracts for differences, i.e., equity swaps that contain both long and short equity components

Uses of Derivatives by the U.S. Equity Funds

Hedging

Traditional Hedging: A Fund may use short equity futures, related options, and short equity swap contracts to hedge against an equity risk already generally present in the Fund.

Anticipatory Hedging: In anticipation of significant purchases of a security or securities, the Fund may hedge market risk (the risk of not being invested in the securities) by purchasing long futures contracts or entering into long equity swap contracts to obtain market exposure until the purchase is completed. Conversely, in anticipation of significant cash redemptions, a Fund may sell futures contracts or enter into short equity swap contracts to allow it to dispose of securities in a more orderly fashion.

The Funds are not subject to any limits on the absolute face value of derivatives used for hedging purposes.

Investment

A Fund may use derivatives (particularly long futures contracts, related options and long equity swap contracts) instead of investing directly in securities, including using equity derivatives to "equitize" cash balances held by a Fund (e.g., creating equity exposure through the use of futures contracts or other derivative instruments). A Fund also may use long derivatives in conjunction with short hedging transactions to adjust the weights of the Fund's underlying equity portfolio to a level the Manager believes is the optimal exposure to individual markets, sectors, and equities.

Risk Management - Synthetic Sales and Purchases


A Fund may use equity futures, related options, and equity swap contracts to achieve what the Manager believes to be optimal exposure to individual sectors, indices, and/or stocks. From time to time, derivatives may be used prior to actual sales and purchases. For example, if a Fund holds a large proportion of stocks of companies in a particular industry and the Manager believes that stocks of companies in another industry will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically "sell" a portion of the Fund's portfolio) in combination with a long futures contract on another index (to synthetically "buy" exposure to that index). Long and short equity swap contracts and contracts for differences also may be used for these purposes. Equity derivatives used to effect synthetic sales and purchases generally will be unwound as actual portfolio securities are sold and purchased.



Other Uses



The U.S. Equity Funds may employ additional derivatives strategies to help implement their investment strategies.



INTERNATIONAL EQUITY FUNDS.



Note: Currency Hedged International Equity Fund may use the derivatives and engage in the derivatives strategies described below directly and/or indirectly through its investment in other International Equity Funds.

Types of Derivatives That May be Used by the International Equity Funds (other than foreign currency derivative transactions)


Options, futures contracts, and related options on securities indices

Long equity swap contracts in which a Fund pays a fixed rate plus the negative performance, if any, and receives the positive performance, if any, of an index, a single equity security, or a basket of securities (excluding Foreign Fund and Foreign Small Companies Fund)

Short equity swap contracts in which a Fund receives a fixed rate plus the negative performance, if any, and pays the positive performance of an index, a single equity security, or a basket of securities (excluding Foreign Fund and Foreign Small Companies Fund)

Contracts for differences, i.e., equity swaps that contain both long and short equity components (excluding Foreign Fund and Foreign Small Companies Fund)

Structured or indexed notes (only Emerging Markets Fund and Emerging Countries
Fund)

Warrants and rights (including LEPOs, for Emerging Markets Fund and Emerging Countries Fund)

Uses of Derivatives by the International Equity Funds (other than foreign currency derivative transactions)

Hedging

Traditional Hedging: A Fund may use short equity futures, related options, and short equity swap contracts to hedge against an equity risk already generally present in the Fund.

Anticipatory Hedging: In anticipation of significant purchases of a security or securities, the Fund may hedge market risk (the risk of not being invested in the securities) by purchasing long futures contracts or entering into long equity swap contracts to obtain market exposure until the purchase is completed. Conversely, in anticipation of a significant cash redemptions, a Fund may sell futures contracts or enter into short equity swap contracts to allow it to dispose of securities in a more orderly fashion.

The Funds are not subject to any limit on the absolute face value of derivatives used for hedging purposes.

Investment


A Fund may use derivatives (particularly long futures contracts, related options and long equity swap contracts) instead of investing directly in securities, including using equity derivatives to "equitize" cash balances held by the Fund (e.g., creating equity exposure through the use of futures contracts or other derivative instruments). If a foreign equity derivative provides a return in a local currency, a Fund may purchase a foreign currency forward in conjunction with foreign equity derivatives to achieve the effect of investing directly. A Fund may also use long derivatives in conjunction with short hedging transactions to adjust the weights of the Fund's underlying equity portfolio to a level the Manager believes is the optimal exposure to individual countries and equities.

Risk Management - Synthetic Sales and Purchases


A Fund may use equity futures, related options, and equity swap contracts to achieve what the Manager believes to be optimal exposure to indices, individual countries, and/or stocks. From time to time, derivatives may be used prior to actual sales and purchases.



For example, if a Fund holds a large proportion of stocks in a particular market and the Manager believes that stocks of another market will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically "sell" a portion of the Fund's portfolio) in combination with a long futures contract on another index (to synthetically "buy" exposure to that index). Long and short equity swap contracts and contracts for differences also may be used for these purposes. If a derivative position is non-U.S. dollar denominated, a foreign currency forward may be used in conjunction with a long derivative position to achieve the effect of investing directly. Equity derivatives (and corresponding currency forwards) used to effect synthetic sales and purchases generally will be unwound as actual portfolio securities are sold and purchased.



Other Uses



The International Equity Funds may employ additional derivatives strategies to help implement their investment strategies.



Foreign Currency Derivative Transactions That May be Employed by the International Equity Funds


Buying and selling spot currencies

Forward foreign currency contracts

Currency futures contracts and related options

Options on currencies

Currency swap contracts (excluding Foreign Fund and Foreign Small Companies
Fund)

Uses of Foreign Currency Derivative Transactions by the International Equity
Funds

Hedging


Traditional Hedging: A Fund may use derivatives - generally short forward or futures contracts - to hedge back into the U.S. dollar the foreign currency risk inherent in its portfolio. A Fund is not required to hedge its currency risk.


Anticipatory Hedging: When a Fund enters into a contract for the purchase of, or anticipates the need to purchase, a security denominated in a foreign currency, it may "lock in" the U.S. dollar price of the security by buying the foreign currency on the spot market or using currency forwards or futures.


Cross Hedging: A Fund may hedge exposure to a foreign currency by using derivatives that hedge that risk to a third currency, not necessarily the U.S. dollar. For example, if a Fund holds Japanese stocks, but the Manager believes the Yen is likely to decline against the Euro (but not necessarily the U.S. dollar), the Manager may implement a cross hedge to take a short position in the Yen and take a long position in the Euro. This may be implemented with a traditional hedge of the Yen to U.S. dollars in addition to a purchase of Euros using those U.S. dollars.


Proxy Hedging: A Fund may hedge the exposure of a given foreign currency by using an instrument denominated in a different currency that the Manager believes is highly correlated to the currency being hedged.


The Currency Hedged International Equity Fund hedges back into the U.S. dollar at least 70% of its foreign currency exposure. It, however, typically will not hedge more than 100% of its total underlying foreign currency exposure, but may have a net short position in individual foreign currencies.


Investment

A Fund may enter into currency forwards or futures contracts in conjunction with entering into a futures contract on a foreign index to create synthetic foreign currency denominated securities.

Risk Management

Subject to the limitations described below, a Fund may use foreign currency derivatives for risk management. Thus, a Fund may have foreign currency exposure that is significantly different than the currency exposure represented by its portfolio investments. That exposure may include long and short exposure to particular currencies beyond the exposure represented by a Fund's investment in securities denominated in that currency.


The net long exposure of a Fund to equity securities or markets (including direct investment in securities and long derivative positions in securities and/or indexes of securities) typically will not exceed 100% of its net assets. However, occasionally a large redemption may result in a temporary net long exposure of over 100% of a Fund's net assets. A Fund's net aggregate foreign currency exposure typically will not exceed 100% of its net assets. However, a Fund's foreign currency exposure may differ (in some cases significantly) from the currency exposure represented by its equity investments.



ALPHA ONLY FUND



Types of Derivatives That May be Used by Alpha Only Fund (other than foreign currency derivative transactions)



Options, futures contracts, and related options on bonds or other securities or baskets or indices of securities



Swap contracts, including equity swaps, interest rate swaps, and total return swaps



Contracts for differences, i.e., equity swaps that contain both long and short equity components



Structured or indexed notes



Warrants and rights

Non-Foreign Currency Hedging Strategies



The Fund's assets consist of a combination of U.S, foreign, and emerging market equity securities and emerging market debt securities, which are owned either directly or indirectly through investment in the U.S. and International Equity Funds and Emerging Country Debt Fund.



The Manager seeks to hedge out some or all of the expected return of a broad range of global asset classes to which the Fund may be exposed (e.g., foreign equity, U.S. equity, emerging market equity, and emerging market debt) through the use of futures and swaps. For instance, the U.S. equity portion of the Fund's portfolio may be hedged by taking a short position on S&P 500 index futures.



Foreign Currency Derivative Transactions That May be Used by the Alpha Only Fund



Buying and selling spot currencies
Forward foreign currency contracts
Currency futures contracts and related options
Options on currencies
Currency swap contracts



Uses of Foreign Currency Derivative Transactions by the Alpha Only Fund



Hedging



Traditional Hedging: The Fund may purchase derivatives, generally short forward or futures contracts, to hedge its foreign currency risk back into the U.S. dollar. The Fund is not required to hedge any of its currency risk.



Cross Hedging: The Fund may hedge exposure to a foreign currency by using derivatives that hedge that risk to a third currency, not necessarily the U.S. dollar. For example, if the Fund holds Japanese stocks, but the Manager believes the Yen is likely to decline against the Euro (but not necessarily the U.S. dollar), the Manager may implement a cross hedge to take a short position in the Yen and take a long position in the Euro. This may be implemented with a traditional hedge of the Yen to U.S. dollars in addition to a purchase of Euros using those U.S. dollars.



Proxy Hedging: The Fund may hedge the exposure of a given foreign currency by using an instrument denominated in a different currency that the Manager believes is highly correlated to the currency being hedged.



Investment



The Fund may enter into currency forwards or futures contracts in conjunction with entering into a futures contract on a foreign index to create synthetic foreign currency denominated securities.

Risk Management



Subject to the limitations described below, the Fund may use foreign currency derivatives for risk management. Thus, a Fund may have foreign currency exposure that is significantly different than the currency exposure represented by its portfolio investments. That exposure may include long and short exposure to particular currencies beyond the exposure represented by a Fund's investment in securities denominated in that currency.



The net long exposure of the Fund to equity securities or markets (including direct investment in securities and long derivative positions in securities and/or indexes of securities) typically will not exceed 100% of its net assets. However, occasionally a large redemption may result in a temporary net long exposure of over 100% of the Fund's net assets. The Fund's net aggregate foreign currency exposure typically will not exceed 100% of its net assets. However, the Fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments.


                    USE OF DERIVATIVES BY FIXED INCOME FUNDS





Note: The Fixed Income Funds may use the derivatives and engage in the derivatives strategies described below directly and/or indirectly through their investment in other Funds of the Trust (some of which are not offered through the Prospectus). In particular, note that Short-Duration Collateral Share Fund and Emerging Country Debt Share Fund may use derivatives only indirectly through their investments in GMO Short-Duration Collateral Fund ("SDCF") and Emerging Country Debt Fund, respectively. SDCF, which is offered through a separate private placement memorandum, may use the derivatives and employ the derivatives strategies described below with respect to the Fixed Income Funds.



Types of Derivatives That May be Used by the Fixed Income Funds (other than foreign currency derivative transactions)



Futures contracts and related options on bonds as well as baskets or indices of securities



Options on bonds and other securities



Swap contracts, including interest rate swaps, total return swaps, credit default swaps, inflation swaps (Inflation Indexed Bond Fund only), and contracts for differences



Swaptions



Structured notes


Uses of Derivatives by the Fixed Income Funds (other than foreign currency derivative transactions)

Hedging


Traditional Hedging: A Fund may use bond futures, related options, bond options, swap contracts, and swaptions to hedge against a market or credit risk already generally present in the Fund. For instance, a Fund (in particular Core Plus Bond Fund, Emerging Country Debt Fund, and Emerging Country Debt Share Fund) may use credit default swaps to take an active long or short position with respect to the likelihood of default by corporate or sovereign issuers.


Anticipatory Hedging: In anticipation of significant purchases of a security or securities, the Fund may hedge market risk (the risk of not being invested in the securities) by purchasing long futures contracts or entering into long swap contracts to obtain market exposure until the purchase is completed. Conversely, in anticipation of significant cash redemptions, a Fund may sell futures contracts or enter into short swap contracts while the Fund disposes of securities in an orderly fashion.

Investment


A Fund is not limited in the extent to which it uses derivatives or in the absolute face value of its derivative positions. As a result, a Fund may be leveraged in terms of aggregate exposure of its assets. The Manager seeks to manage the exposure of each Fund relative to the Fund's benchmark.



A Fund may use derivative instruments (including long futures contracts, related options, long swap contracts, and long and short swaptions) instead of investing directly in securities. If a foreign derivative position is non-U.S. dollar denominated, a foreign currency forward may be used in conjunction with a long derivative position to achieve the effect of investing directly.



In addition, a Fund may use total return swaps to gain investment exposure to fixed income securities in situations where direct ownership is not permitted or is economically unattractive.



A Fund also may use credit default swaps for investment purposes (i.e., sell credit default swaps), in which case the Fund will receive the premium from its counterparty but would be obligated to pay the par (or other agreed-upon) value of the defaulted bonds or loans upon issuer default to the counterparty.



International Bond Fund, Currency Hedged International Bond Fund, Global Bond Fund, and Core Plus Bond Fund each may take active overweighted and underweighted positions in particular interest rate markets and currencies relative to its benchmark. They may achieve these positions using long and short derivative positions and combinations of those positions to create synthetic instruments.


Risk Management


A Fund may use options, futures, and related options as well as swap contracts to achieve what the Manager believes to be the optimal exposure to individual countries and issuers. From time to time, derivatives may be used prior to actual sales and purchases.


Other Uses








The Fixed Income Funds may employ additional derivatives strategies to help implement their investment strategies.

For instance, often the debt instruments in which the Funds invest are not available with precisely the duration or other interest rate terms that the Manager would prefer. In those cases, the Manager may decide to alter the interest rate exposure of those debt instruments by employing interest rate swaps. This strategy enables a Fund to maintain its investment in the credit of an issuer through the debt instrument but adjust its interest rate exposure through the swap. With these swaps, the Funds and the counterparties exchange interest rate exposure, such as fixed vs. variable and shorter duration vs. longer duration.



Foreign Currency Derivative Transactions That May be Used by the Fixed Income Funds


Buying and selling spot currencies
Forward foreign currency contracts
Currency futures contracts and related options
Options on currencies
Currency swap contracts

Uses of Foreign Currency Derivative Transactions by the Fixed Income Funds

Hedging


Traditional Hedging: A Fund may use derivatives - generally short forward or futures contracts - to hedge back into U.S. dollars the foreign currency risk inherent in its portfolio. A Fund is not required to hedge any of its currency risk.


Anticipatory Hedging: When a Fund enters into a contract for the purchase of, or anticipates the need to purchase, a security denominated in a foreign currency, it may "lock in" the U.S. dollar price of the security by buying the foreign currency or using currency forwards or futures.


Cross Hedging: A Fund may hedge exposure to a foreign currency by using derivatives that hedge that risk to a third currency, not necessarily the U.S. dollar. For example, if a Fund holds Japanese stocks, but the Manager believes the Yen is likely to decline against the Euro (but not necessarily the U.S. dollar), the Manager may implement a cross hedge to take a short position in the Yen and take a long position in the Euro. This may be implemented with a traditional hedge of the Yen to U.S. dollars in addition to a purchase of Euros using those U.S. dollars.


Proxy Hedging: A Fund may hedge the exposure of a given foreign currency by using an instrument denominated in a different currency that the Manager believes is highly correlated to the currency being hedged.


Currency Hedged International Bond Fund generally attempts to hedge at least 75% of its net foreign currency exposure back to the U.S. dollar. In addition, at least 75% of the assets of Emerging Country Debt Fund generally are denominated in, or hedged into, U.S. dollars.

Investment

A Fund may enter into currency forwards or futures contracts in conjunction with entering into a futures contract on a foreign index to create synthetic foreign currency denominated securities.

Risk Management

Subject to certain limitations, a Fund may use foreign currency derivatives for risk management. Thus, a Fund may have foreign currency exposure that is significantly different than the currency exposure represented by its portfolio investments. That exposure may include long and short exposure to particular currencies beyond the exposure represented by a Fund's investment in securities denominated in that currency.
































































                                 TRACKING ERROR


The Manager may consider a Fund's "tracking error" in constructing its portfolio. Tracking error is a measure of the risk of a portfolio return relative to a benchmark. It is a calculation of the standard deviation of the return of a portfolio less the return of the portfolio's benchmark. For example, if an equity fund had a tracking error of 4% versus the S&P 500, the annualized volatility of its return less the S&P 500's return would be 4%.


                             INVESTMENT RESTRICTIONS

Fundamental Restrictions:





The following are Fundamental Restrictions of the Funds, which may not be changed without shareholder approval:



(1) Each Fund may not borrow money except under the following circumstances: (i) Each Fund may borrow money from banks so long as after such a transaction, the total assets (including the amount borrowed) less liabilities other than debt obligations, represent at least 300% of outstanding debt obligations; (ii) Each Fund may also borrow amounts equal to an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes, such as for the clearance and settlement of portfolio transactions and to meet shareholder redemption requests; (iii) Each Fund may enter into transactions that are technically borrowings under the 1940 Act because they involve the sale of a security coupled with an agreement to repurchase that security (e.g., reverse repurchase agreements, dollar rolls, and other similar investment techniques) without regard to the asset coverage restriction described in (i) above, so long as and to the extent that a Fund's custodian earmarks and maintains cash and/or high grade debt securities equal in value to its obligations in respect of these transactions.


Under current pronouncements of the SEC staff, the above types of transactions are not treated as involving senior securities so long as and to the extent that the Fund's custodian earmarks and maintains liquid assets, such as cash, U.S. government securities or other appropriate assets equal in value to its obligations in respect of these transactions.

(2) With respect to each Fund (except for the U.S. Quality Equity Fund, Developed World Stock Fund, Benchmark-Free Allocation Fund, Strategic Opportunities Allocation Fund, World Opportunities Equity Allocation Fund, and Short-Duration Collateral Share Fund), the Fund may not purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities. (For this purpose, the deposit or payment of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.)



(3) With respect to each Fund (except for the U.S. Quality Equity Fund, International Core Equity Fund, International Growth Equity Fund, Developed World Stock Fund, Benchmark-Free Allocation Fund, Strategic Opportunities Allocation Fund, World Opportunities Equity Allocation Fund, Short-Duration Collateral Share Fund [, and Alpha Only Fund]), the Fund may not make short sales of securities or maintain a short position for the Fund's account unless at all times when a short position is open the Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.



(4) Each Fund may not underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.



(5) Each Fund may not purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate.



(6) Each Fund may not make loans, except by purchase of debt obligations or by entering into repurchase agreements or through the lending of the Fund's portfolio securities. Loans of portfolio securities may be made with respect to up to 33 1/3% of a Fund's total assets in the case of each Fund (except the International Intrinsic Value and Currency Hedged International Equity Funds), and with respect to not more than 25% of total assets in the case of each of the International Intrinsic Value and Currency Hedged International Equity Funds.



(7) Each Fund may not concentrate more than 25% of the value of its total assets in any one industry, except that the Real Estate Fund will invest more than 25% of its assets in real estate-related securities.



(8)(a) With respect to each Fund (except Developed World Stock Fund, Benchmark-Free Allocation Fund, Global Balanced Asset Allocation Fund, Global (U.S.+) Equity Allocation Fund, International Equity Allocation Fund, Strategic Opportunities Allocation Fund, World Opportunities Equity Allocation Fund, U.S. Equity Allocation Fund, and Short-Duration Collateral Share Fund), the Fund may not purchase or sell commodities or commodity contracts, except that the Funds (other than the Short-Duration Investment Fund) may purchase and sell financial futures contracts and options thereon.



(b) With respect to each of the Developed World Stock Fund and Short-Duration Collateral Share Fund, the Fund may not purchase commodities, except that the Fund may purchase and sell commodity contracts or any type of commodity-related derivative instrument (including, without limitation, all types of commodity-related swaps, futures contracts, forward contracts, and options contracts).


(c) With respect to each of the Benchmark-Free Allocation Fund, Global Balanced Asset Allocation Fund, Global (U.S.+) Equity Allocation Fund, International Equity Allocation Fund, Strategic Opportunities Allocation Fund, World Opportunities Equity Allocation Fund, and U.S. Equity Allocation Fund, the Fund may not purchase commodities or commodities contracts, except that the Fund may purchase and sell financial futures contracts and options thereon and may invest in other registered open-end investment companies that purchase or sell commodities, commodity contracts or any type of commodity-related derivative instrument (including without limitation all types of commodity-related swaps, futures contracts, forward contracts and option contracts).



(9) Each Fund may not issue senior securities, as defined in the 1940 Act and as amplified by rules, regulations and pronouncements of the SEC. The SEC has concluded that even though reverse repurchase agreements, firm commitment agreements, and standby commitment agreements fall within the functional meaning of the term "evidence of indebtedness," the issue of compliance with Section 18 of the 1940 Act will not be raised with the SEC by the Division of Investment Management if a Fund covers such securities by earmarking and maintaining certain assets on the books and records of the Fund's custodian. Similarly, so long as such earmarked assets are maintained, the issue of compliance with
Section 18 will not be raised with respect to any of the following: any swap contract or contract for differences; any pledge or encumbrance of assets permitted by Non-Fundamental Restriction (4) below; any borrowing permitted by Fundamental Restriction (1) above; any collateral arrangements with respect to initial and variation margin permitted by Non-Fundamental Restriction (4) below; and the purchase or sale of options, forward contracts, futures contracts or options on futures contracts.



(10) With respect to the Tobacco-Free Core Fund only, the Fund may not invest in
(i) securities which at the time of such investment are not readily marketable,
(ii) securities the disposition of which is restricted under federal securities laws, and (iii) repurchase agreements maturing in more than seven days if, as a result, more than 10% of the Fund's total assets (taken at current value) would then be invested in securities described in (i), (ii) and (iii) above.



(11) With respect to each of the U.S. Core Equity Fund, Tobacco-Free Core Fund, U.S. Small/Mid Cap Value Fund, International Core Equity Fund, International Intrinsic Value Fund, International Growth Equity Fund, Foreign Small Companies Fund, International Small Companies Fund, International Equity Allocation Fund, Global Balanced Asset Allocation Fund, Global (U.S. +) Equity Allocation Fund, Benchmark-Free Allocation Fund, Strategic Opportunities Equity Allocation Fund, and World Opportunities Equity Allocation Fund, the Fund may not cause less than 75% of the value of the Fund's total assets to be represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of any single issuer.

As described in the Prospectus, Short-Duration Collateral Share Fund ("SDCSF") invests substantially all of its assets in GMO Short-Duration Collateral Fund ("SDCF"), a separate series of the Trust offered through a separate private placement memorandum, in a "master-feeder" arrangement. SDCF maintains the same Fundamental Investment Restrictions as those set forth above with respect to SDCSF (except for Fundamental Investment Restriction (8)(b) above). In addition, SDCF maintains Fundamental Investment Restrictions (2), (3), and (8)(a) set forth above with respect to certain other Funds, which may not be changed without the approval of shareholders of SDCF.


Non-Fundamental Restrictions:


The following are Non-Fundamental Investment Restrictions of the Funds, which may be changed by the Trustees without shareholder approval:



(1) Each Fund may not buy or sell oil, gas, or other mineral leases, rights or royalty contracts.



(2) Each Fund may not make investments for the purpose of gaining control of a company's management.



(3) Each Fund may not invest more than 15% of its net assets in illiquid securities. For this purpose, "illiquid securities" may include certain restricted securities under the Federal securities laws (including illiquid securities eligible for resale under Rules 144 or 144A), repurchase agreements, and securities that are not readily marketable. To the extent the Trustees determine that restricted securities eligible for resale under Rules 144 or 144A (safe harbor rules for resales of securities acquired under Section 4(2) private placements) under the Securities Act of 1933, repurchase agreements and securities that are not readily marketable, are in fact liquid, they will not be included in the 15% limit on investment in illiquid securities.


Repurchase agreements maturing in more than seven days are considered illiquid, unless an agreement can be terminated after a notice period of seven days or less.

For so long as the SEC maintains the position that most swap contracts, caps, floors, and collars are illiquid, each Fund will continue to designate these instruments as illiquid for purposes of its 15% illiquid limitation unless the instrument includes a termination clause or has been determined to be liquid based on a case-by-case analysis pursuant to procedures approved by the Trustees.


(4) With respect to each Fund (except for the U.S. Quality Equity Fund, Developed World Stock Fund, Benchmark-Free Allocation Fund, Strategic Opportunities Allocation Fund, World Opportunities Equity Allocation Fund, and Short-Duration Collateral Share Fund), the Fund may not pledge, hypothecate, mortgage, or otherwise encumber its assets in excess of 33 1/3% of the Fund's total assets (taken at cost). (For the purposes of this restriction, collateral arrangements with respect to swap agreements, the writing of options, stock index, interest rate, currency or other futures, options on futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets. The deposit of securities or cash or cash equivalents in escrow in connection with the writing of covered call or put options, respectively, is not deemed to be a pledge or encumbrance.)

(5) With respect to each Fund which has adopted a non-fundamental investment policy pursuant to Rule 35d-1 under the 1940 Act (each, a "Name Policy"), the Fund may not change its Name Policy as set forth under the Fund's "Principal investment strategies" in the Prospectus without providing the Fund's shareholders with a notice meeting the requirement of Rule 35d-1(c) at least 60 days prior to such change.



For purposes of each Name Policy, each Fund considers the term "invest" to include both direct investing and indirect investing and the term "investments" to include both direct investments and indirect investments (for instance, a Fund may invest indirectly or make an indirect investment by investing in another Fund or in derivatives and synthetic instruments with economic characteristics similar to the underlying asset), and a Fund may achieve exposure to a particular investment, industry, country, or geographic region through direct investing or indirect investing and/or direct investments or indirect investments.



(6) With respect to the Short-Duration Investment Fund only, the Fund may not invest more than 25% of the value of its total assets in obligations issued by banks.



(7) With respect to the Emerging Markets Fund only, for so long as any investor in the Fund is an Undertaking for Collective Investment in Transferable Securities subject to the European Communities (Undertaking for Collective Investment in Transferable Securities) Regulations 2003, as amended (the "UCITS Regulations"), the Fund may not hold investments in collective investment undertakings (as such term is used in the UCITS Regulations) in excess of 10% of the Fund's net assets.



SDCF maintains the same Non-Fundamental Investment Restrictions as those set forth above with respect to SDCSF. In addition, SDCF maintains Non-Fundamental Investment Restriction (4) set forth above with respect to certain other Funds, which may be changed by the Trustees without the approval of shareholders of SDCF.


Except as indicated above in Fundamental Restriction (1) and Non-Fundamental Restriction (7), all percentage limitations on investments set forth herein and in the Prospectus will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.


The phrase "shareholder approval," as used in the Prospectus and in this Statement of Additional Information, and the phrases "vote of a majority of the outstanding voting securities" and "the approval of shareholders," as used herein with respect to a Fund (including SDCF), means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of that Fund, or (2) 67% or more of the shares of that Fund present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Except for policies and restrictions that are explicitly described as fundamental in the Prospectus or this Statement of Additional Information, the investment policies and restrictions of each Fund (including SDCF) may be changed by the Trust's Trustees without the approval of shareholders of that Fund. Policies and restrictions of a Fund that are explicitly described as fundamental in the Prospectus or this

Statement of Additional Information cannot be changed without the approval of shareholders of that Fund.


In addition to the Name Policies referenced in Non-Fundamental Restriction (5) above, each of the following Funds has also agreed as follows:

     1) Tax-Managed U.S. Equities Fund: Under normal circumstances, the Fund will invest at least 80% of its assets in each of (1) investments tied economically to the U.S. and (2) equity investments.

     2) Foreign Small Companies Fund: Under normal circumstances, the Fund will invest at least 80% of its assets in each of (i) investments tied economically to countries outside the United States and (ii) investments in "small companies."

     3) Domestic Bond Fund: Under normal circumstances, the Fund will invest at least 80% of its assets in each of (i) bond investments and (ii) investments tied economically to the United States.

     4) Emerging Country Debt Fund: Under normal circumstances, the Fund will invest at least 80% of its assets in each of (i) investments tied economically to emerging countries and (ii) debt investments.

     5) Emerging Country Debt Share Fund: Under normal circumstances, the Fund will invest at least 80% of its assets in each of (i) investments tied economically to emerging country issuers and (ii) debt investments.

     6) Inflation Indexed Bond Fund: Under normal circumstances, the Fund will invest at least 80% of its assets in each of (i) bond investments and
          (ii) inflation indexed investments.


When used in connection with a Fund's Name Policy, the Manager uses the terms "invest," "investments," "assets," and "tied economically" as defined in the Prospectus.


                        DETERMINATION OF NET ASSET VALUE

The net asset value per share of each Fund of the Trust will be determined as of the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern time. Please refer to "Determination of Net Asset Value" in the Prospectus for additional information.

                                  DISTRIBUTIONS

The Prospectus describes the distribution policies of each Fund under the heading "Distributions and Taxes." Each Fund maintains a policy in all cases to pay its shareholders, as dividends, substantially all net investment income and to distribute annually all net realized capital gains, if any, after offsetting any available capital loss carryovers. Each Fund generally maintains a policy to make distributions at least annually, sufficient to avoid the imposition of a nondeductible 4% excise tax on certain undistributed amounts of investment company taxable income and capital gain net income. The Fund also may make unscheduled distributions of net income, short-term capital gains, and/or long-term capital gains prior to large shareholder redemptions from the Fund.

                                      TAXES

TAX STATUS AND TAXATION OF EACH FUND

Each Fund is treated as a separate taxable entity for federal income tax purposes. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things:

(a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities, and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

(b) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid--generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year; and

(c) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies ("underlying funds"), and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships (as defined below). In the case of a Fund's investments in loan participations, the Fund shall treat a financial intermediary as an issuer for the purposes of meeting this diversification requirement.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership
(i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (c) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.


If a Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, defined below).


If a Fund were to fail to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if a Fund is permitted so to elect and so elects), plus any retained amount from the prior year, such Fund will be subject to a 4% excise tax on the undistributed amounts. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (e.g., the payment of excise tax amount deemed by the Fund to be de minimis).


Capital losses in excess of capital gains ("Net Capital Losses") are not permitted to be deducted against other income. A Fund may carry Net Capital Losses forward for eight years. However, a Fund will not be able to utilize any Net Capital Losses remaining at the conclusion of the eighth taxable year succeeding the taxable year in which such Net Capital Loss arose. All Net Capital Losses carried forward are treated as short term and will offset short-term capital gain before offsetting long-term capital gain in the year in which they are utilized. While the issuance or redemption of shares in a Fund will generally not affect the Fund's ability to use Net Capital Losses in succeeding taxable years, the Fund's ability to utilize Net Capital Losses may be limited as a result of certain (i) acquisitive reorganizations and (ii) shifts in the ownership of the Fund by a shareholder owning or treated as owning 5 percent of the stock of the Fund.


TAXATION OF FUND DISTRIBUTIONS AND SALES OF FUND SHARES

The sale, exchange, or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gains if the shares have been held for more than one year and as short-term capital gains if the shares have been held for not more than one year. However, depending on a shareholder's percentage ownership in a Fund, a partial redemption of Fund shares could cause the shareholder to be treated as receiving a dividend, taxable as ordinary income in an amount equal to the full amount of the distribution, rather than capital gain income.

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder may have owned shares in the Fund. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by a Fund as capital gain dividends ("Capital Gain Dividends") will be taxable to shareholders as long-term capital gains.

Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable to shareholders as ordinary income. For taxable years beginning before January 1, 2009, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, a Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (i) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (ii) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property,
(iii) if the recipient elects to have the dividend income treated as investment interest, or (iv) if the dividend is received from a foreign corporation that is
(a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.



In general, distributions of investment income designated by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares. In any event, if the qualified dividend income received by a Fund during any taxable year is 95% or more of its gross income, then 100% of the Fund's dividends (other than Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.


If a Fund receives dividends from an underlying fund, and the underlying fund designates such dividends as "qualified dividend income," then the Fund may, in turn, designate a portion of its distributions as "qualified dividend income" as well, provided the Fund meets the holding period and other requirements with respect to shares of the underlying fund.


Long-term capital gain rates applicable to most individuals have been temporarily reduced to 15% (with lower rates applying to taxpayers in the 10% and 15% rate brackets) for taxable years beginning before January 1, 2009.


Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term capital loss to the extent of any Capital Gain Dividends received by a shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other shares of the same Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

A distribution paid to shareholders by a Fund in January of a year generally is deemed to have been received by shareholders on December 31 of the preceding year, if the distribution was declared and payable to shareholders of record on a date in October, November, or December of that preceding year. The Trust will provide federal tax information annually, including information about dividends and distributions paid during the preceding year to taxable investors and others requesting such information.

If a Fund makes a distribution to its shareholders in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of each shareholder's tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces the shareholder's tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by such shareholder of the shares.

Dividends and distributions on each Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such dividends and distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed.

For corporate shareholders (other than S corporations), the dividends-received deduction will generally apply (subject to a holding period requirement imposed by the Code) to a Fund's dividends paid from investment income to the extent derived from dividends received from U.S. corporations. However, any distributions received by a Fund from REITs will not qualify for the corporate dividends-received deduction.

Under current law, the Funds serve to block unrelated business taxable income ("UBTI") from being realized by their tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if either: (i) the Fund invests in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"); or (ii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). If a charitable remainder trust (as defined in Code Section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year. Certain Funds may invest in REITs that hold residual interests in REMICs.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisor to determine the suitability of shares of a Fund as an investment through such plans.

BACKUP WITHHOLDING

Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges, or redemptions made by any individual shareholder (including any foreign individual) who fails to furnish the Fund with a correct taxpayer identification number, who has under-reported dividends or interest income, or who fails to certify to the Fund that he or she is a United States person and is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010. Distributions will not be subject to backup withholding to the extent they are subject to the withholding tax on foreign persons described in the next paragraph. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.

WITHHOLDING ON DISTRIBUTIONS TO FOREIGN INVESTORS

Dividend distributions (including distributions derived from short-term capital gains) are in general subject to a U.S. withholding tax of 30% when paid to a nonresident alien individual, foreign estate or trust, a foreign corporation, or a foreign partnership ("foreign shareholder"). Persons who are resident in a country, such as the U.K., that has an income tax treaty with the U.S. may be eligible for a reduced withholding rate (upon filing of appropriate forms), and are urged to consult their tax advisors regarding the applicability and effect of such a treaty. Distributions of Capital Gain Dividends paid by a Fund to a foreign shareholder, and any gain realized upon the sale of Fund shares by such a shareholder, will ordinarily not be subject to U.S. taxation, unless the recipient or seller is a nonresident alien individual who is present in the United States for more than 182 days during the taxable year. However, such distributions and sale proceeds may be subject to backup withholding, unless the foreign investor certifies his non-U.S. residency status. Also, foreign shareholders with respect to whom income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares, and, in the case of a foreign corporation, may also be subject to a branch profits tax. Again, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results, and are urged to consult their tax advisors.


Under the American Jobs Creation Act of 2004 (the "2004 Act"), effective for taxable years of a Fund beginning after December 31, 2004 and before January 1, 2008, a Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign shareholder that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, that is within certain foreign countries that have inadequate information exchange with the United States, or to the extent the dividend is attributable to interest paid by a person that is a related person of an individual foreign shareholder and the foreign shareholder is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign shareholder, to the extent such distributions are properly designated by the Fund (the "interest-related dividends"), and (ii) with respect to distributions (other than distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund (the "short-term capital gain dividends"). Each Fund may opt not to designate dividends as interest-related dividends or short-term capital gain dividends to the full extent permitted by the Code.

The fact that a Fund may achieve its investment objective by investing in underlying funds will generally not adversely affect the Fund's ability to pass on to foreign shareholders the full benefit of the interest-related dividends and short-term capital gain dividends that it receives from its underlying investments in the funds, except possibly to the extent that (i) interest-related dividends received by the Fund are offset by deductions allocable to the Fund's qualified interest income or (ii) short-term capital gain dividends received by the Fund are offset by the Fund's net short- or long-term capital losses, in which case the amount of a distribution from the Fund to a foreign shareholder that is properly designated as either an interest-related dividend or a short-term capital gain dividend, respectively, may be less than the amount that such shareholder would have received had they invested directly in the underlying funds.

If a beneficial holder who is a foreign shareholder has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at ordinary income tax rates.

The 2004 Act modifies the tax treatment of distributions from a Fund that are paid to a foreign shareholder and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" such as REITs. The Code deems any corporation that holds (or held during the previous five-year period) USRPIs with a fair market value equal to 50% or more of the fair market value of the corporation's U.S. and foreign real property assets and other assets used or held for use in a trade or business to be a U.S. real property holding corporation; however, if any class of stock of a corporation is traded on an established securities market, stock of such class shall be treated as a USRPI only in the case of a person who holds more than 5% of such class of stock at any time during the previous five-year period. Under the 2004 Act, which is generally effective for taxable years of regulated investment companies beginning after December 31, 2004 and which applies to dividends paid or deemed paid on or before December 31, 2007, distributions to foreign shareholders attributable to gains from the sale or exchange of USRPIs will give rise to an obligation for those foreign shareholders to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations.

Under U.S. federal tax law, a beneficial holder of shares who is a foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute USRPIs or (effective for taxable years of the Fund beginning after December 31, 2004) the Capital Gain Dividends are paid or deemed paid on or before December 31, 2007 and are attributable to gains from the sale or exchange of USRPIs. Effective after December 31, 2004, and before January 1, 2008, if a Fund is a U.S. real property holding corporation (as described above) the Fund's shares will nevertheless not constitute USRPIs if the Fund is a "domestically controlled qualified investment entity," which is defined to include a RIC that, at all times during the shorter of the 5-year period ending on the date of the disposition or the period during which the RIC was in existence, had less than 50 percent in value of its stock held directly or indirectly by foreign shareholders. Foreign shareholders in a Fund should consult their tax advisors with respect to the potential application of the 2004 Act.

FOREIGN TAXES

A Fund's investments in foreign securities may be subject to foreign withholding taxes on dividends, interest, or capital gains which will decrease a Fund's yield. Foreign withholding taxes may be reduced under income tax treaties between the United States and certain foreign jurisdictions. Depending on the number of non-U.S. shareholders in a Fund, however, such reduced foreign withholding tax rates may not be available for investments in certain jurisdictions.


If, at the end of the fiscal year, more than 50% of the value of the total assets of any Fund is represented by direct investments in stock or securities of foreign corporations, the Fund may make an election with respect to the relevant Fund which allows shareholders whose income from the Fund is subject to U.S. taxation at the graduated rates applicable to U.S. citizens, residents or domestic corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return. In such a case, the amount of qualified foreign income taxes paid by the Fund would be treated as additional income to Fund shareholders from non-U.S. sources and as foreign taxes paid by Fund shareholders. Investors should consult their tax advisors for further information relating to the foreign tax credit and deduction, which are subject to certain restrictions and limitations (including a holding period requirement applied at both the Fund and shareholder level imposed by the Code). Shareholders of any of the applicable International Equity Funds whose income from the Fund is not subject to U.S. taxation at the graduated rates applicable to U.S. citizens, residents or domestic corporations may receive substantially different tax treatment of distributions by the relevant Fund, and may be disadvantaged as a result of the election described in this paragraph.



Under current law, the Funds cannot pass through to shareholders foreign tax credits borne in respect of foreign securities income earned by underlying funds. In general, a Fund may only elect to pass through to its shareholders foreign income taxes it pays provided that it directly holds more than 50% of its assets in foreign stock and securities at the close of its taxable year. Foreign securities held indirectly through an underlying fund do not contribute to this 50% threshold. Due to the complexity and uncertainty surrounding the appropriate U.S. treatment of some foreign country withholding taxes, a Fund may opt not to pass through to shareholders all or some of the foreign taxes paid by the Fund.


TAX IMPLICATIONS OF CERTAIN INVESTMENTS

Certain of the Funds' investments, including investments in mortgage-backed and other asset-backed securities, assets "marked to the market" for federal income tax purposes, debt obligations issued or purchased at a discount and potentially so-called "indexed securities" (including inflation-indexed bonds), may create taxable income in excess of the cash they generate. In such cases, a Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.


A Fund's transactions in options, futures contracts, hedging transactions, forward contracts, straddles, swaps, swaptions, and foreign currencies may accelerate income, defer losses, cause adjustments in the holding periods of the Fund's securities and convert long-term capital gains into short-term capital gains and short-term capital losses into long-term capital losses. These transactions may affect the amount, timing, and character of distributions to shareholders.



A Fund's participation in repurchase agreements and loans of securities may affect the amount, timing, and character of distributions to shareholders. With respect to any security subject to a repurchase agreement or a securities loan, any (i) amounts received by the Fund in place of dividends earned on the security during the period that such security was not directly held by the Fund will not give rise to qualified dividend income and (ii) withholding taxes accrued on dividends during the period that such security was not directly held by the Fund will not qualify as a foreign tax paid by the Fund and therefore cannot be passed through to shareholders even if the Fund meets the requirements described in "Foreign Taxes," above.


If a Fund invests in shares of underlying funds taxed as regulated investment companies, its distributable income and gains will normally consist, in part, of distributions from underlying funds and gains and losses on the disposition of shares of underlying funds. To the extent that an underlying fund realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its share of those losses (so as to offset distributions of net income or capital gains from other underlying funds) until it disposes of shares of the underlying fund. Moreover, even when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, the Fund will not be able to offset any capital losses from its dispositions of underlying fund shares against its ordinary income (including distributions of any net short-term capital gains realized by an underlying fund). As a result of the foregoing rules, and certain other special rules, the amounts of net investment income and net capital gains that the Fund will be required to distribute to shareholders may be greater than such amounts would have been had the Fund invested directly in the securities held by the underlying funds, rather than investing in shares of the underlying funds. For similar reasons, the character of distributions from the Fund (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the underlying funds.

Depending on a Fund's percentage ownership in an underlying fund both before and after a redemption of underlying fund shares, the Fund's redemption of shares of such underlying fund may cause the Fund to be treated as receiving a dividend taxable as ordinary income on the full amount of the distribution instead of receiving capital gain income on the shares of the underlying fund. This would be the case where the Fund holds a significant interest in an underlying fund and redeems only a small portion of such interest.


Special tax considerations apply if a Fund invests in investment companies taxed as partnerships. In general, a Fund will not recognize income earned by such an investment company until the close of the investment company's taxable year. However, a Fund will recognize such income as it is earned by the investment company for purposes of determining whether it is subject to the 4 percent excise tax. Therefore, if a Fund and such an investment company have different taxable years, the Fund may be compelled to make distributions in excess of the income recognized from such an investment company in order to avoid the imposition of the 4 percent excise tax.


A Fund's investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). A Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends paid by REITs generally will not be eligible to be treated as "qualified dividend income."

A Fund's investments in certain passive foreign investment companies ("PFICs") could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, if a Fund is in a position to treat such a passive foreign investment company as a "qualified electing fund" ("QEF"), the Fund will be required to include its share of the company's income and net capital gain annually, regardless of whether it receives any distribution from the company. Alternately, a Fund may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return. A fund that indirectly invests in PFICs by virtue of the fund's investment in other investment companies may not make such elections; rather, the underlying investment companies directly investing in PFICs would decide whether to make such elections. Dividends paid by PFICs will not be eligible to be treated as "qualified dividend income."

A PFIC is any foreign corporation in which (i) 75% or more of the gross income for the taxable year is passive income, or (ii) the average percentage of the assets (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

LOSS OF REGULATED INVESTMENT COMPANY STATUS

If a Fund were to not qualify for taxation as a regulated investment company for any taxable year, the Fund's income would be taxed at the Fund level at regular corporate rates, and all distributions from earnings and profits, including distributions of net long-term capital gains and net tax-exempt income, generally would be taxable to shareholders as ordinary income. Such distributions generally would be eligible (i) to be treated as "qualified dividend income" in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate shareholders. In addition, in order to requalify for taxation as a regulated investment company that is accorded special tax treatment, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest on such gains, and make certain substantial distributions.


TAX SHELTER REPORTING REGULATIONS

If a shareholder realizes a loss on disposition of a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.


This section relates only to U.S. federal income tax consequences of investing in the Funds for shareholders who are U.S. citizens, residents or domestic corporations. The consequences under other tax laws may differ. Shareholders should consult their tax advisors about the precise tax consequences of an investment in a Fund in light of their particular tax situation, including possible foreign, state, local or other applicable tax laws.











                             MANAGEMENT OF THE TRUST

The following tables present information regarding each Trustee and officer of the Trust as of the date of this Statement of Additional Information. Each Trustee's and officer's date of birth ("DOB") is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust's governing documents. Each of the Trustees of the Trust is not an "interested person" of the Trust, as such term is used in the 1940 Act. Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

                                                                                              NUMBER OF
NAME, DATE OF BIRTH, AND                                                                   PORTFOLIOS IN
    POSITION(S) HELD                 LENGTH OF                 PRINCIPAL OCCUPATION(S)      FUND COMPLEX            OTHER
     WITH THE TRUST                 TIME SERVED                  DURING PAST 5 YEARS          OVERSEEN        DIRECTORSHIPS HELD
------------------------  -------------------------------  ------------------------------  -------------  --------------------------
Donald W. Glazer, Esq.    Chairman of the Board of         Consultant--Business and             [58]      None
Chairman of the Board of  Trustees since March 2005; Lead  Law(1); Vice Chair (since
Trustees                  Independent Trustee (September   2002) and Secretary, Provant,
DOB: 07/26/1944           2004-March 2005); Trustee since  Inc.; Author of Legal
                          December 2000                    Treatises.

Jay O. Light Trustee      Since May 1996                   Dean (since April 2006),             [58]      Director of Harvard
DOB: 10/03/1941                                            Acting Dean (August 2005-April                 Management Company,
                                                           2006), Senior Associate Dean                   Inc.(2) and Verde, Inc.;
                                                           (1998-2005), and Professor of                  Director of Partners
                                                           Business Administration,                       HealthCare System, Inc.
                                                           Harvard Business School.                       and Chair of its
                                                                                                          Investment Committee.(3)

W. Nicholas Thorndike     Since March 2005                 Director or trustee of various       [58]      Director of Courier
Trustee                                                    corporations and charitable                    Corporation (a book
DOB: 03/28/1933                                            organizations, including                       publisher and
                                                           Courier Corporation (a book                    manufacturer); Member of
                                                           publisher and manufacturer)                    the Investment Committee
                                                           (July 1989-present); Putnam                    of Partners HealthCare
                                                           Funds (December 1992-June                      System, Inc. (3)
                                                           2004); and Providence Journal
                                                           (a newspaper publisher)
                                                           (December 1986-December 2003).


OFFICERS


                                POSITION(S)
                               HELD WITH THE                   LENGTH                      PRINCIPAL OCCUPATION(S)
NAME AND DATE OF BIRTH             TRUST                   OF TIME SERVED                    DURING PAST 5 YEARS
----------------------   ------------------------   ---------------------------   ----------------------------------------
Scott Eston              President and Chief        President and Chief           Chief Financial Officer, Chief Operating
DOB: 01/20/1956          Executive Officer          Executive Officer since       Officer and Member, Grantham, Mayo, Van
                                                    October 2002; Vice            Otterloo & Co. LLC.



----------
(1) As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2004 and December 31, 2005, these entities paid $373,499 and $489,128, respectively, in legal fees and disbursements to Goodwin.



(2)  Harvard Management Company, Inc. is a client of the Manager.



(3)  Partners HealthCare System, Inc. is a client of the Manager.

                                                    President, August
                                                    1998-October 2002.

Susan Randall Harbert    Treasurer                  Treasurer since February      Member, Grantham, Mayo, Van Otterloo &
DOB: 04/25/1957                                     1998; Chief Financial         Co. LLC.
                                                    Officer, February
                                                    2000-March 2006.

Brent C. Arvidson        Assistant Treasurer        Since August 1998.            Senior Fund Administrator, Grantham, Mayo,
DOB: 06/26/1969                                                                   Van Otterloo & Co. LLC.

Sheppard N. Burnett      Assistant Treasurer        Since September 2004.         Fund Administration Staff, Grantham,
DOB: 10/24/1968                                                                   Mayo, Van Otterloo & Co. LLC (June
                                                                                  2004-present); Vice President, Director
                                                                                  of Tax, Columbia Management Group
                                                                                  (2002-2004) and Senior Tax Manager
                                                                                  (2000-2002), PricewaterhouseCoopers LLP.

Michael E. Gillespie     Chief Compliance Officer   Since March 2005.             Vice President of Compliance (June
DOB: 02/18/1958                                                                   2004-February 2005) and Director of
                                                                                  Domestic Compliance (March 2002-June
                                                                                  2004), Fidelity Investments; Vice
                                                                                  President and Senior Counsel, State
                                                                                  Street Bank and Trust Company (May
                                                                                  1998-March 2002).

Jason B. Harrison        Clerk                      Since March 2006.             Legal Counsel, Grantham, Mayo, Van
DOB: 01/29/1977                                                                   Otterloo & Co. LLC (since February 2006)
                                                                                  and Attorney, Ropes & Gray LLP
                                                                                  (September 2002-February 2006).

David L. Bohan           Vice President and         Vice President since March    Legal Counsel, Grantham, Mayo, Van
DOB: 06/21/1964          Assistant Clerk            2005; Assistant Clerk since   Otterloo & Co. LLC (September
                                                    March 2006; Clerk, March      2003-present); Attorney, Goodwin Procter
                                                    2005-March 2006.              LLP (September 1996-September 2003).

Scott D. Hogan           Vice President and         Vice President since June     Legal Counsel, Grantham, Mayo, Van
DOB: 01/06/1970          Assistant Clerk            2005; Assistant Clerk since   Otterloo & Co. LLC.
                                                    March 2006; Secretary, June
                                                    2005-March 2006; Chief
                                                    Compliance Officer, October

                                                    2004 - February 2005.

Julie L. Perniola        Vice President             Vice President, February,     Chief Compliance Officer, Grantham,
DOB: 10/07/1970                                     2003-present; Anti-Money      Mayo, Van Otterloo & Co. LLC.
                                                    Laundering Compliance
                                                    Officer, February 2003 -
                                                    December 2004.

Cheryl Wakeham           Anti-Money Laundering      Anti-Money Laundering         Manager, Client Service Administration,
DOB: 10/29/1958          Officer                    Officer since December        Grantham, Mayo, Van Otterloo & Co. LLC.
                                                    2004; Vice President,
                                                    December 2004-March 2006..



TRUSTEES' RESPONSIBILITIES. Under the provisions of the GMO Declaration of Trust, the Trustees manage the business of the Trust, an open-end management investment company. The Trustees have all powers necessary or convenient to carry out that responsibility, including the power to engage in securities transactions on behalf of the Trust. Without limiting the foregoing, the Trustees may: adopt By-Laws not inconsistent with the Declaration of Trust providing for the regulation and management of the affairs of the Trust; amend and repeal By-Laws to the extent that such By-Laws do not reserve that right to the shareholders; fill vacancies in or remove members of the Board of Trustees (including any vacancies created by an increase in the number of Trustees); remove members of the Board of Trustees with or without cause; elect and remove such officers and appoint and terminate agents as they consider appropriate; appoint members of the Board of Trustees to one or more committees consisting of two or more Trustees, which may exercise the powers and authority of the Trustees, and terminate any such appointments; employ one or more custodians of the assets of the Trust and authorize such custodians to employ subcustodians and to deposit all or any part of such assets in a system or systems for the central handling of securities or with a Federal Reserve Bank; retain a transfer agent or a shareholder servicing agent, or both; provide for the distribution of Shares by the Trust, through one or more principal underwriters or otherwise; set record dates for the determination of Shareholders with respect to various matters; and in general delegate such authority as they consider desirable to any officer of the Trust, to any committee of the Trustees, and to any agent or employee of the Trust or to any such custodian or underwriter.



The Board of Trustees has three standing committees: the Audit Committee, the Pricing Committee and the Governance Committee. During the fiscal year ended February 28, 2006, the Audit Committee held five meetings; the Pricing Committee held nine meetings; and the Governance Committee held four meetings.



The Committees assist the Board of Trustees in performing its functions under the 1940 Act and Massachusetts law. The Audit Committee provides oversight with respect to the Trust's accounting, its financial reporting policies and practices, the quality and objectivity of the Trust's financial statements and the independent audit of those statements. In addition, the Audit Committee appoints, determines the independence and compensation of, and oversees the work of the Funds' independent auditors and acts as a liaison between the Trust's independent auditors and the Board of Trustees. Mr. Thorndike and Mr. Glazer are members of the Audit Committee, and Mr. Light is an alternate member of the Audit Committee. Mr. Thorndike is the Chairman of the Audit Committee. The Pricing Committee oversees the valuation of the Funds' securities and other assets. The Pricing Committee also reviews and makes recommendations regarding the Trust's Pricing Policies and, to the extent required by the Pricing Policies, determines the fair value of the Funds' securities or other assets, as well as performs such other duties as may be delegated to it by the Board. Mr. Light and Mr. Thorndike are members of the Pricing Committee, and Mr. Glazer is an alternate member of the Pricing Committee. Mr. Light is the Chairman of the Pricing Committee. The Governance Committee oversees general Fund governance-related matters, including making recommendations to the Board of Trustees relating to Trust governance, performing functions mandated by the Investment Company Act, as delegated to it by the Board of Trustees, considering the skills, qualifications, and independence of the Trustees, proposing candidates to serve as Trustees, and overseeing the determination that any person serving as legal counsel for the Independent Trustees meets the Investment Company Act requirements for being "independent legal counsel." Mr. Glazer and Mr. Light are members of the Governance Committee, and Mr. Thorndike is an alternate member of the Governance Committee. Mr. Glazer is the Chairman of the Governance Committee.


Shareholders may recommend nominees to the Board of Trustees by writing the Board of Trustees, c/o GMO Trust Chief Compliance Officer, GMO Trust, 40 Rowes Wharf, Boston, Massachusetts 02110. A recommendation must (i) be in writing and signed by the shareholder, (ii) identify the Fund to which it relates, and (iii) identify the class and number of shares held by the shareholder.

















































Trustee Fund Ownership


The following table sets forth ranges of the current Trustees' direct beneficial share ownership in the Funds offered in the Prospectus and the aggregate dollar ranges of their direct beneficial share ownership in all Funds of the Trust (including Funds not offered in the Prospectus) as of December 31, 2005.



                                                                   AGGREGATE DOLLAR RANGE OF SHARES
                                            DOLLAR RANGE OF         DIRECTLY OWNED IN ALL FUNDS OF
                                       SHARES DIRECTLY OWNED IN   THE TRUST (WHETHER OR NOT OFFERED
                                         FUNDS OFFERED IN THE       IN THE PROSPECTUS) OVERSEEN BY
NAME/FUNDS OFFERED IN THE PROSPECTUS          PROSPECTUS                       TRUSTEE
------------------------------------   ------------------------   ---------------------------------
DONALD W. GLAZER
Benchmark-Free Allocation Fund               Over $100,000
Emerging Country Debt Fund                   Over $100,000                  Over $100,000
Emerging Markets Fund                        Over $100,000
Inflation Indexed Bond Fund                  Over $100,000

JAY O. LIGHT                                     None                            None

                                                                   AGGREGATE DOLLAR RANGE OF SHARES
                                            DOLLAR RANGE OF         DIRECTLY OWNED IN ALL FUNDS OF
                                       SHARES DIRECTLY OWNED IN   THE TRUST (WHETHER OR NOT OFFERED
                                         FUNDS OFFERED IN THE       IN THE PROSPECTUS) OVERSEEN BY
NAME/FUNDS OFFERED IN THE PROSPECTUS          PROSPECTUS                       TRUSTEE
------------------------------------   ------------------------   ---------------------------------
W. NICHOLAS THORNDIKE                            None                            None






The following table sets forth ranges of Mr. Glazer's indirect beneficial share ownership in the Funds offered in the Prospectus and the aggregate dollar range of his indirect beneficial share ownership in all Funds of the Trust (including Funds not offered in the Prospectus), as of December 31, 2005, by virtue of his direct ownership of shares of certain Funds (as disclosed in the table immediately above) that invest in other Funds of the Trust and of other private investment companies managed by the Manager that invest in Funds of the Trust.



                                                                       AGGREGATE DOLLAR RANGE OF SHARES
                                                DOLLAR RANGE OF       INDIRECTLY OWNED IN ALL FUNDS OF
                                            SHARES INDIRECTLY OWNED   THE TRUST (WHETHER OR NOT OFFERED
                                            IN FUNDS OFFERED IN THE     IN THE PROSPECTUS) OVERSEEN BY
NAME/FUNDS OFFERED IN THE PROSPECTUS               PROSPECTUS                       TRUSTEE
------------------------------------        -----------------------   ----------------------------------
DONALD W. GLAZER
Alpha Only Fund                                 $50,001-$100,000
Core Plus Bond Fund                             $10,001-$50,000
Currency Hedged International Bond Fund         $50,001-$100,000                 Over $100,000
Currency Hedged International Equity Fund       $10,001-$50,000
Emerging Country Debt Fund                         $1-$10,000
Emerging Markets Fund                            Over $100,000
Inflation Indexed Bond Fund                      $10,001-$50,000
International Growth Equity Fund                 $10,001-$50,000
International Intrinsic Value Fund               $10,001-$50,000
International Small Companies Fund               $10,001-$50,000
Real Estate Fund                                   $1-$10,000
U.S. Core Equity Fund                            $10,001-$50,000
U.S. Quality Equity Fund                         $10,001-$50,000


Trustee Ownership of Securities Issued by the Manager or Principal Underwriter

None.

Trustee Ownership of Related Companies


The following table sets forth information about securities owned by the Trustees and their family members as of December 31, 2005 in entities directly or indirectly controlling, controlled by, or under common control with the Manager or Funds Distributor, Inc., the Funds' principal underwriter.

  NAME OF NON-     NAME OF OWNER(S)
   INTERESTED      AND RELATIONSHIP                                                      VALUE OF
     TRUSTEE          TO TRUSTEE                  COMPANY              TITLE OF CLASS   SECURITIES   % OF CLASS
  ------------     ----------------   ------------------------------   --------------   ----------   ----------
Donald W. Glazer         Self            GMO Tax-Managed Absolute          Limited      $443,040(2)   4.13%(3)
                                          Return Fund, a private         partnership
                                       investment company managed by      interest-
                                              the Manager.(1)              Class C

                                          GMO Multi-Strategy Fund          Limited      $976,300(2)   0.14%(3)
                                           (Offshore), a private         partnership
                                       investment company managed by      interest-
                                              the Manager.(1)              Class A

                                       GMO Brazil Sustainable Forest       Limited      $      0(2)   1.95%
                                      Fund, LP, a private investment     partnership
                                       company managed by Renewable       interest
                                      Resources LLC, an affiliate of
                                              the Manager.(4)

                                       GMO Brazil Sustainable Forest       Limited      $      0(2)   1.94%
                                           Fund 2, LP, a private         partnership
                                       investment company managed by      interest
                                        Renewable Resources LLC, an
                                       affiliate of the Manager.(4)

Jay O. Light              N/A                         None                   N/A            N/A          N/A

W. Nicholas               N/A                         None                   N/A            N/A          N/A
Thorndike


(1) The Manager may be deemed to "control" this fund by virtue of its serving as investment manager of the fund.


(2)  Securities valued as of December 31, 2005.



(3) Mr. Glazer owns less than 1% of the outstanding voting securities of the fund.



(4) The Manager may be deemed to "control" this fund by virtue of its affiliation with and role as managing member of Renewable Resources LLC.






REMUNERATION. The Trust has adopted a compensation policy for its Trustees. Each Trustee receives an annual retainer from the Trust for his services. In addition, each Chairman of the Trust's standing committees and the Chairman of the Board of Trustees receive an annual fee. Each Trustee is also paid a fee for participating in in-person and telephone meetings of the Board of Trustees and committees and a fee for consideration of actions proposed to be taken by written consent. The Trust pays no additional compensation for travel time to meetings, attendance at director's educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences, or service on special director task forces or subcommittees, although the Trust does reimburse Trustees for seminar or conference fees and for travel expenses incurred in connection with attendance at seminars or conferences. Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance. All current Trustees of the Trust are non-interested Trustees.



Other than as set forth in the table below, no Trustee or officer of the Trust received any direct compensation from the Trust or any Fund offered in the Prospectus during the fiscal year ended February 28, 2006:



                                                          NAME OF PERSON, POSITION
                                             -------------------------------------------------
                                                                                  W. Nicholas
                                             Donald W. Glazer,   Jay O. Light,   Thorndike(1),
                                               Esq., Trustee        Trustee         Trustee
                                             -----------------   -------------   -------------
COMPENSATION FROM EACH FUND
   OFFERED IN THE PROSPECTUS:

U.S. Core Equity Fund                           $    [ ](2)       $    [ ](2)     $    [ ](2)
Tobacco-Free Core Fund                          $  1,553          $  1,224        $    841
U.S. Quality Equity Fund                        $  7,964          $  6,238        $  4,650
U.S. Value Fund                                 $    [ ](2)       $    [ ](2)     $    [ ](2)
U.S. Intrinsic Value Fund                       $    [ ](2)       $    [ ](2)     $    [ ](2)
U.S. Growth Fund                                $    [ ](2)       $    [ ](2)     $    [ ](2)
U.S. Small/Mid Cap Value Fund                   $    [ ](2)       $    [ ](2)     $    [ ](2)
U.S. Small/Mid Cap Growth Fund                  $    [ ](2)       $    [ ](2)     $    [ ](2)
Real Estate Fund                                $  1,032          $    814        $    551
Tax-Managed U.S. Equities Fund                  $    372          $    293        $    207
Tax-Managed Small/Mid Cap Fund                  $    104          $     82        $     56
International Core Equity Fund                  $    [ ](2)       $    [ ](2)     $    [ ](2)
International Intrinsic Value Fund              $ 20,775          $ 16,351        $ 11,776
International Growth Equity Fund                $    [ ](2)       $    [ ](2)     $    [ ](2)
Global Growth Fund                              $    421          $    361        $    292
Developed World Stock Fund                      $    322(3)       $    245(3)     $    245(3)
Currency Hedged International Equity Fund       $  2,805          $  2,209        $  1,569
Foreign Fund                                    $ 25,301          $ 19,938        $ 14,046
Foreign Small Companies Fund                    $  4,284          $  3,378        $  2,343
International Small Companies Fund              $  5,158          $  4,079        $  2,649
Emerging Markets Fund                           $ 42,634          $ 34,331        $ 24,617
Emerging Countries Fund                         $  1,385          $  1,090        $    779
Tax-Managed International Equities Fund         $  2,626          $  2,068        $  1,481
Domestic Bond Fund                              $  2,361          $  1,872        $  1,080
Core Plus Bond Fund                             $  7,535          $  5,898        $  4,536
International Bond Fund                         $  1,965          $  1,548        $  1,084

                                                          NAME OF PERSON, POSITION
                                             -------------------------------------------------
                                                                                  W. Nicholas
                                             Donald W. Glazer,   Jay O. Light,   Thorndike(1),
                                               Esq., Trustee        Trustee         Trustee
                                             -----------------   -------------   -------------
Currency Hedged International Bond Fund         $  4,754          $  3,745        $  2,619
Global Bond Fund                                $    722          $    569        $    389
Emerging Country Debt Fund                      $ 18,940          $ 16,508        $ 15,267
Emerging Country Debt Share Fund                $    630          $    495        $    356
Short-Duration Investment Fund                  $    126          $     99        $     68
Short-Duration Collateral Share Fund(4)              N/A               N/A             N/A
Inflation Indexed Bond Fund                     $  2,211          $  1,753        $    995
Benchmark-Free Allocation Fund                  $  4,950          $  3,952        $  2,576
International Equity Allocation Fund            $  2,459          $  1,958        $  1,334
Global Balanced Allocation Fund                 $  5,532          $  4,394        $  3,024
Global (U.S.+) Equity Allocation Fund           $  1,421          $  1,138        $    703
Strategic Opportunities Allocation Fund         $    346(5)       $    264(5)     $    264(5)
World Opportunities Equity Allocation Fund      $    280(6)       $    215(6)     $    215(6)
U.S. Equity Allocation Fund                     $    682          $    545        $    349
Alpha Only Fund                                 $  2,581          $  2,005        $  1,795
PENSION OR RETIREMENT BENEFITS ACCRUED AS
   PART OF FUND EXPENSES:                            N/A               N/A             N/A

ESTIMATED ANNUAL BENEFITS UPON RETIREMENT:           N/A               N/A             N/A
TOTAL COMPENSATION FROM THE TRUST(7):           $283,250          $233,490        $179,484



(1)  Mr. Thorndike was elected as a Trustee in March 2005.



(2) [Reflects direct compensation received from the Fund's Predecessor Fund (as defined below in "Other Matters") for the period from March 1, 2005 to September 15, 2005, and from the Fund for the period from September 16, 2005 to February 28, 2006.]



(3) Reflects the period from the Fund's commencement of operations on August 1, 2005 through February 28, 2006.



(4) The Fund commenced operations after the Trust's most recent fiscal year ended February 28, 2006, and, therefore, did not pay any Trustee or officer compensation during that fiscal year.



(5) Reflects the period from the Fund's commencement of operations on May 31, 2005 through February 28, 2006.



(6) Reflects the period from the Fund's commencement of operations on June 16, 2005 through February 28, 2006.



(7) Includes direct compensation received from Funds of the Trust not offered in the Prospectus.



Mr. Eston and Ms. Harbert do not receive any compensation from the Trust, but as members of the Manager benefit from the management fees paid by each Fund of the Trust.



As of [__], 2006, the Trustees and officers of the Trust as a group owned [less than 1%] of the outstanding shares of each class of shares of each Fund.

CODE OF ETHICS. The Trust and the Manager have each adopted a Code of Ethics pursuant to the requirements of the 1940 Act. Under the Code of Ethics, personnel are permitted to engage in personal securities transactions only in accordance with specified conditions relating to their position, the identity of the security, the timing of the transaction, and similar factors. Transactions in securities that may be held by the Funds are permitted, subject to compliance with the Code. Personal securities transactions must be reported quarterly and broker confirmations must be provided for review.

                     INVESTMENT ADVISORY AND OTHER SERVICES

MANAGEMENT CONTRACTS

As disclosed in the Prospectus under the heading "Management of the Trust," under separate Management Contracts (each a "Management Contract") between the Trust and the Manager, subject to such policies as the Trustees of the Trust may determine, the Manager furnishes continuously an investment or asset allocation program, as applicable, for each Fund and makes investment decisions on behalf of the Fund and places all orders for the purchase and sale of portfolio securities. Subject to the control of the Trustees, the Manager also manages, supervises, and conducts the other affairs and business of the Trust, furnishes office space and equipment, provides bookkeeping and certain clerical services, and pays all salaries, fees, and expenses of officers and Trustees of the Trust who are affiliated with the Manager. As indicated under "Portfolio Transactions--Brokerage and Research Services," the Trust's portfolio transactions may be placed with broker-dealers who furnish the Manager, at no cost, research, statistical and quotation services of value to the Manager in advising the Trust or its other clients.


As disclosed in the Prospectus, the Manager has contractually agreed to reimburse each Fund (with the exception of the Emerging Country Debt Fund and Emerging Country Debt Share Fund) for specified Fund expenses through at least June 30, 2007.


Each Management Contract provides that the Manager shall not be subject to any liability in connection with the performance of its services in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.

Each Management Contract was approved by the Trustees of the Trust (including a majority of the Trustees who were not "interested persons" of the Manager) and by the relevant Fund's sole initial shareholder in connection with the organization of the Trust and the establishment of the Funds. Each Management Contract continues in effect for a period of two years from the date of its execution and continuously thereafter so long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not "interested persons" of the Manager or the Trust, and by (ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of the relevant Fund. Each Management Contract automatically terminates on assignment, and is terminable on not more than 60 days' notice by the Trust to the Manager. In addition, each Management Contract may be terminated on not more than 60 days' written notice by the Manager to the Trust.

For each Fund, the Management Fee is calculated based on a fixed percentage of the Fund's average daily net assets. Pursuant to their Management Contracts, the Funds have paid the following amounts as Management Fees to the Manager during the last three fiscal years:


[To be updated by amendment.]



                                Gross         Reduction        Net
                             -----------     -----------   -----------
U.S. CORE EQUITY FUND
Year ended 2/28/06           $          (a)  $       (a)   $          (a)
Year ended 2/28/05            14,083,698(a)   963,106(a)    13,120,592(a)
Year ended 2/29/04            10,372,640(a)   871,163(a)     9,501,477(a)

TOBACCO-FREE CORE FUND
Year ended 2/28/06           $               $             $
Year ended 2/28/05             1,348,555      151,877        1,196,678
Year ended 2/29/04             1,879,903      214,709        1,665,194

U.S. QUALITY EQUITY FUND
Year ended 2/28/06           $               $             $
Year ended 2/28/05             2,506,523      334,533        2,171,990
Commencement of Operations        11,330       11,330                0
(2/6/04) through 2/29/04

U.S. VALUE FUND
Year ended 2/28/06           $          (a)  $       (a)   $          (a)
Year ended 2/28/05               263,392(a)   105,393(a)       157,999(a)
Year ended 2/29/04               285,934(a)   122,794(a)       163,140(a)

U.S. INTRINSIC VALUE FUND
Year ended 2/28/06           $          (a)  $       (a)   $          (a)
Year ended 2/28/05               299,068(a)    94,253(a)       204,815(a)
Year ended 2/29/04               219,631(a)    91,347(a)       128,284(a)

U.S. GROWTH FUND
Year ended 2/28/06           $          (a)  $       (a)   $          (a)
Year ended 2/28/05             2,176,170(a)   241,306(a)     1,934,864(a)
Year ended 2/29/04             1,423,641(a)   233,487(a)     1,190,154(a)

                                        Gross         Reduction         Net
                                     -----------     ----------     ----------
U.S. SMALL/MID CAP VALUE FUND
Year ended 2/28/06                   $          (a)  $         (a)  $         (a)
Year ended 2/28/05                       308,461(a)     107,882(a)     200,579(a)
Year ended 2/29/04                       642,404(a)     154,482(a)     487,922(a)

U.S. SMALL/MID CAP GROWTH FUND
Year ended 2/28/06                   $          (a)  $         (a)  $         (a)
Year ended 2/28/05                       134,908(a)     107,923(a)      26,985(a)
Year ended 2/29/04                        109,67(a)      81,387(a)      28,285(a)

REAL ESTATE FUND
Year ended 2/28/06                   $               $         (b)  $
Year ended 2/28/05                     1,466,272        683,491(b)     782,781
Year ended 2/29/04                       970,641        433,696(b)     536,945

TAX-MANAGED U.S. EQUITIES FUND
Year ended 2/28/06                   $               $              $
Year ended 2/28/05                       310,303         74,243        236,060
Year ended 2/29/04                       168,016         67,384        100,632

TAX-MANAGED SMALL/MID CAP FUND
Year ended 2/28/06                   $               $              $
Year ended 2/28/05                       137,095         63,414         73,681
Year ended 2/29/04                       123,371         70,311         53,060

INTERNATIONAL CORE EQUITY FUND
Year ended 2/28/06                   $          (a)  $         (a)  $         (a)
Year ended 2/28/05                     1,619,740(a)     562,671(a)   1,057,069(a)
Year ended 2/29/04                       448,927(a)     305,257(a)     143,670(a)

INTERNATIONAL INTRINSIC VALUE FUND
Year ended 2/28/06                   $               $              $
Year ended 2/28/05                    15,941,035      2,069,365      13,871,670
Year ended 2/29/04                     9,308,755      1,530,203       7,778,552

                                                Gross        Reduction         Net
                                             ----------     ----------     ----------
INTERNATIONAL GROWTH EQUITY FUND
Year ended 2/28/06                          $          (a)  $         (a)  $          (a)
Year ended 2/28/05                            5,363,582(a)     892,436(a)    4,471,146(a)
Year ended 2/29/04                            1,582,249(a)     476,897(a)    1,105,352(a)

GLOBAL GROWTH FUND
Year ended 2/28/06                          $               $              $
Commencement of Operations                      152,967        152,967               0
   (7/20/04) Through 2/28/05

DEVELOPED WORLD STOCK FUND
Commencement of Operations                  $               $              $
   (8/1/05) Through 2/28/06

CURRENCY HEDGED INTERNATIONAL EQUITY FUND
Year ended 2/28/06                          $               $              $
Year ended 2/28/05                            1,711,458      1,711,458               0
Year ended 2/29/04                              418,011        418,011               0

FOREIGN FUND
Year ended 2/28/06                          $               $              $
Year ended 2/28/05                           28,553,500      2,791,282      25,762,218
Year ended 2/29/04                           17,489,452      2,412,606      15,076,846

FOREIGN SMALL COMPANIES FUND
Year ended 2/28/06                          $               $              $
Year ended 2/28/05                            6,049,673        817,732       5,231,941
Year ended 2/29/04                            4,518,896        740,342       3,778,554

INTERNATIONAL SMALL COMPANIES FUND
Year ended 2/28/06                          $               $              $
Year ended 2/28/05                            9,898,451      1,783,305       8,115,146
Year ended 2/29/04                            6,248,793      1,385,606       4,863,187

                                                Gross       Reduction        Net
                                             -----------   -----------   -----------
EMERGING MARKETS FUND
Year ended 2/28/06                           $             $             $
Year ended 2/28/05                            61,232,718       687,131    60,545,587
Year ended 2/29/04                            35,124,975       709,377    34,415,598

EMERGING COUNTRIES FUND
Year ended 2/28/06                           $             $             $
Year ended 2/28/05                             1,777,073       124,551     1,652,522
Year ended 2/29/04                             1,338,503       119,080     1,219,423

TAX-MANAGED INTERNATIONAL EQUITIES FUND
Year ended 2/28/06                           $             $             $
Year ended 2/28/05                             2,133,820       651,786     1,482,034
Year ended 2/29/04                               780,818       372,823       407,995

DOMESTIC BOND FUND
Year ended 2/28/06                           $             $             $
Year ended 2/28/05                               576,762       199,097       377,665
Year ended 2/29/04                               205,124       121,170        83,954

CORE PLUS BOND FUND
Year ended 2/28/06                           $             $             $
Year ended 2/28/05                             2,206,378       617,229     1,589,049
Year ended 2/29/04                               946,606       323,377       623,229

INTERNATIONAL BOND FUND
Year ended 2/28/06                           $             $             $
Year ended 2/28/05                           $   836,692       290,892       545,800
Year ended 2/29/04                               424,261       323,377       229,079

CURRENCY HEDGED INTERNATIONAL BOND FUND
Year ended 2/28/06                           $             $             $
Year ended 2/28/05                             1,626,228       543,326     1,082,902
Year ended 2/29/04                               113,941       109,496         4,445

                                                Gross       Reduction        Net
                                             -----------   -----------   -----------
GLOBAL BOND FUND
Year ended 2/28/06                           $             $             $
Year ended 2/28/05                               279,766       172,027       107,739
Year ended 2/29/04                               282,993       177,003       105,990

EMERGING COUNTRY DEBT FUND
Year ended 2/28/06                           $             $             $
Year ended 2/28/05                             8,446,623             0     8,446,623
Year ended 2/29/04                             5,675,334             0     5,675,334

EMERGING COUNTRY DEBT SHARE FUND
Year ended 2/28/06                           $             $             $
Year ended 2/28/05                                     0             0             0
Year ended 2/29/04                                     0             0             0

SHORT-DURATION INVESTMENT FUND
Year ended 2/28/06                           $             $             $
Year ended 2/28/05                                19,058        19,058             0
Year ended 2/29/04                                23,424        23,424             0

INFLATION INDEXED BOND FUND
Year ended 2/28/06                           $             $             $
Year ended 2/28/05                               619,418       300,886       318,532
Year ended 2/29/04                               354,147       225,747       128,400

BENCHMARK-FREE ALLOCATION FUND
Year ended 2/28/06                           $             $             $
Year ended 2/28/05                                     0             0             0
Commencement of Operations                             0             0             0
   (7/23/03) through 2/29/04

INTERNATIONAL EQUITY ALLOCATION FUND
Year ended 2/28/06                           $             $             $
Year ended 2/28/05                                     0             0             0
Year ended 2/29/04                                     0             0             0

                                                Gross       Reduction        Net
                                             -----------   -----------   -----------
GLOBAL BALANCED ASSET ALLOCATION FUND
Year ended 2/28/06                           $             $             $
Year ended 2/28/05                                     0             0             0
Year ended 2/29/04                                     0             0             0

GLOBAL (U.S.+) EQUITY ALLOCATION FUND
Year ended 2/28/06                           $             $             $
Year ended 2/28/05                                     0             0             0
Year ended 2/29/04                                     0             0             0

STRATEGIC OPPORTUNITIES ALLOCATION FUND
Commencement of Operations                   $             $             $
   (5/31/05) Through 2/28/06

WORLD OPPORTUNITIES EQUITY ALLOCATION FUND
Commencement of Operations                   $             $             $
   (6/16/05) Through 2/28/06

U.S. EQUITY ALLOCATION FUND
Year ended 2/28/06                           $             $             $
Year ended 2/28/05                               326,254       326,254             0
Year ended 2/29/04                               147,018       147,018             0

ALPHA ONLY FUND
Year ended 2/28/06                           $             $             $
Year ended 2/28/05                               555,090       543,919        11,171
Year ended 2/29/04                               235,403       235,403             0



(a) [The amounts set forth in the table above for all periods prior to September 16, 2005 reflect the fees paid to the Manager by the Fund's Predecessor Fund (as defined below in "Other Matters") pursuant to the Predecessor Fund's Management Fee rate, and for the period from September 16, 2005 to February 28, 2006, reflect the fees paid to the Manager by the Fund pursuant to its Management Fee rate (0.02% lower than that of its Predecessor Fund).]



(b) The Manager has temporarily agreed to waive 0.21% of the Fund's management fee. As a result, the Fund will incur management fees at the annual rate of 0.33% of the Fund's average daily net assets. The Manager may terminate this waiver at any time upon notice to shareholders.

Short-Duration Collateral Share Fund commenced operations after the Trust's most recent fiscal year ended February 28, 2006 and, therefore, did not pay any Management Fees to the Manager during the last three fiscal years.


In the event that the Manager ceases to be the manager of the Fund, the right of the Trust to use the identifying name "GMO" may be withdrawn.

PORTFOLIO MANAGEMENT

Day-to-day management of each Fund is the responsibility of one of several divisions comprised of investment professionals associated with the Manager. Each division's members work collaboratively to manage a Fund's portfolio, and no one person is primarily responsible for day-to-day management of any Fund.


The following table sets forth information about accounts overseen or managed by the senior members of the divisions as of February 28, 2006.

[To be updated by amendment.]



                   REGISTERED INVESTMENT COMPANIES MANAGED
                        (INCLUDING NON-GMO MUTUAL FUND       OTHER POOLED INVESTMENT VEHICLES      SEPARATE ACCOUNTS MANAGED
                          SUBADVISORY RELATIONSHIPS)               MANAGED (WORLD-WIDE)                  (WORLD-WIDE)
                   ----------------------------------------  --------------------------------  --------------------------------
  SENIOR MEMBER    Number of accounts(1)  Total assets(1,2)  Number of accounts  Total assets  Number of accounts  Total assets
  -------------    ---------------------  -----------------  ------------------  ------------  ------------------  ------------
Edmond Choi
Thomas Cooper
Arjun Divecha
Thomas Hancock
Ben Inker
William Nemerever
Ann Spruill
Sam Wilderman



                    REGISTERED INVESTMENT COMPANIES
                   MANAGED FOR WHICH GMO RECEIVES A  OTHER POOLED INVESTMENT VEHICLES
                   PERFORMANCE-BASED FEE (INCLUDING   MANAGED (WORLD-WIDE) FOR WHICH       SEPARATE ACCOUNTS MANAGED
                    NON-GMO MUTUAL FUND SUBADVISORY  GMO RECEIVES A PERFORMANCE-BASED     (WORLD-WIDE) FOR WHICH GMO
                            RELATIONSHIPS)                          FEE                RECEIVES A PERFORMANCE-BASED FEE
                   --------------------------------  --------------------------------  --------------------------------
                   Number of accounts  Total assets  Number of accounts  Total assets  Number of accounts  Total assets
                   ------------------  ------------  ------------------  ------------  ------------------  ------------
Edmond Choi
Thomas Cooper
Arjun Divecha
Thomas Hancock
Ben Inker
William Nemerever
Ann Spruill
Sam Wilderman






(1) Includes Funds of the Trust offered in the Prospectus that had commenced operations on or before February 28, 2006.



(2) For some senior members, "Total assets" includes assets invested by other GMO Funds.

Because each senior member manages other accounts, including accounts that pay higher fees or accounts that pay performance-based fees, potential conflicts of interest exist, including potential conflicts between the investment strategy of a Fund and the investment strategy of the other accounts managed by the senior member and potential conflicts in the allocation of investment opportunities between a Fund and the other accounts. GMO believes several factors limit those conflicts. First, the Manager maintains trade allocation policies which seek to ensure such conflicts are managed appropriately. Second, where similar accounts are traded in a common trading environment, performance attribution with full transparency of holdings and identification of contributors to gains and losses act as important controls on conflicts. Third, GMO's investment divisions and GMO's Investment Analysis team periodically examine performance dispersion among accounts employing the same investment strategy but with different fee structures to ensure that any divergence in expected performance is adequately explained by differences in the client's investment guidelines and timing of cash flows. Fourth, the fact that the investment programs of most of the Funds and other similar accounts are determined based on quantitative models imposes discipline and constraint on the GMO investment divisions.



Senior members of each division are members (partners) of GMO. As of February 28, 2006, the compensation of each senior member consists of a fixed annual base salary, a partnership interest in the firm's profits and possibly an additional, discretionary, bonus related to the senior member's contribution to GMO's success. The compensation program does not disproportionately reward outperformance by higher fee/performance fee products. GMO's Compensation Committee determines base salary, taking into account current industry norms and market data to ensure that GMO pays a competitive base salary. GMO's Compensation Committee also determines the level of partnership interest, taking into account the individual's contribution to GMO and its mission statement. The Committee may decide to pay a discretionary bonus to recognize specific business contributions and to ensure that the total level of compensation is competitive with the market. Because each person's compensation is based on his or her individual performance, GMO does not have a typical percentage split among base, bonus and other compensation. A GMO membership interest is the primary incentive for persons to maintain employment with GMO. GMO believes this is the best incentive to maintain stability of portfolio management personnel.



SENIOR MEMBER FUND OWNERSHIP. The following table sets forth the dollar range of equity securities beneficially owned by each senior member as of February 28, 2006 of Funds offered in the Prospectus that were overseen or managed by the senior member as of February 28, 2006:



NAME OF SENIOR MEMBER             DOLLAR RANGE OF EQUITY SECURITIES IN FUND
---------------------   -------------------------------------------------------------
Edmond Choi             U.S. Value Fund                             [To be updated by
                        Real Estate Fund                            amendment.]

Thomas Cooper           Domestic Bond Fund
                        Core Plus Bond Fund
                        International Bond Fund
                        Currency Hedged International Bond Fund
                        Global Bond Fund
                        Emerging Country Debt Fund
                        Emerging Country Debt Share Fund

NAME OF SENIOR MEMBER             DOLLAR RANGE OF EQUITY SECURITIES IN FUND
---------------------   -------------------------------------------------------------
                        Short-Duration Investment Fund
                        Inflation-Indexed Bond Fund

Arjun Divecha           Emerging Markets Fund
                        Emerging Countries Fund

Thomas Hancock          International Core Equity Fund
                        International Intrinsic Value Fund
                        International Growth Equity Fund
                        Global Growth Fund
                        Developed World Stock Fund
                        Currency Hedged International Equity Fund
                        International Small Companies Fund
                        Tax-Managed International Equities Fund

Ben Inker               Benchmark-Free Allocation Fund
                        International Equity Allocation Fund
                        Global Balanced Asset Allocation Fund
                        Global (U.S.+) Equity Allocation Fund
                        Strategic Opportunities Allocation Fund
                        World Opportunities Equity Allocation Fund
                        U.S. Equity Allocation Fund
                        Alpha Only Fund

William Nemerever       Domestic Bond Fund
                        Core Plus Bond Fund
                        International Bond Fund
                        Currency Hedged International Bond Fund
                        Global Bond Fund
                        Emerging Country Debt Fund
                        Emerging Country Debt Share Fund
                        Short-Duration Investment Fund
                        Inflation-Indexed Bond Fund

Ann Spruill             Foreign Fund
                        Foreign Small Companies Fund

Sam Wilderman           U.S. Core Equity Fund
                        Tobacco-Free Core Fund
                        U.S. Quality Equity Fund
                        U.S. Intrinsic Value Fund
                        U.S. Growth Fund
                        U.S. Small/Mid Cap Value Fund
                        U.S. Small/Mid Cap Growth Fund
                        Tax-Managed U.S. Equities Fund
                        Tax-Managed Small/Mid Cap Fund

CUSTODIAL ARRANGEMENTS AND ACCOUNTING AGENT. Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, Massachusetts 02116, serves as the Trust's custodian on behalf of certain of the Funds, and Brown Brothers Harriman & Co. ("BBH"), 40 Water Street, Boston, Massachusetts 02109, serves as the Trust's custodian and accounting agent on behalf of the other Funds. As such, IBT or BBH holds in safekeeping certificated securities and cash belonging to a Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to a Fund. Upon instruction, IBT or BBH receives and delivers cash and securities of a Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. Each of IBT and BBH also maintains certain accounts and records of the Trust and calculates the total net asset value, total net income and net asset value per share of each Fund on a daily basis.


SHAREHOLDER SERVICE ARRANGEMENTS. As disclosed in the Prospectus, pursuant to the terms of a single Servicing Agreement with the Funds of the Trust, GMO provides direct client service, maintenance, and reporting to shareholders of the Funds. The Servicing Agreement was approved by the Trustees of the Trust (including a majority of the Trustees who are not "interested persons" of the Manager or the Trust). The Servicing Agreement will continue in effect for a period of more than one year from the date of its execution only so long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" of the Manager or the Trust, and (ii) the majority vote of the full Board of Trustees. The Servicing Agreement automatically terminates on assignment (except as specifically provided in the Servicing Agreement) and is terminable by either party upon not more than 60 days' written notice to the other party.

The Trust entered into the Servicing Agreement with GMO on May 30, 1996. Pursuant to the terms of the Servicing Agreement, each Fund paid GMO the following amounts (after reimbursement by GMO) during the last three fiscal years:


                                               March 1, 2003       March 1, 2004       March 1, 2005
                                                  Through             Through             Through
                                             February 29, 2004   February 28, 2005   February 28, 2006
                                             -----------------   -----------------   -----------------
                                                                                     [To be updated by
U.S. Core Equity Fund                          $4,207,253(a)       $5,100,467(a)      amendment.]$(a)
Tobacco-Free Core Fund                            687,409             520,448
U.S. Quality Equity Fund                            3,816(b)          898,422
U.S. Value Fund                                    80,328(a)           65,149(a)               (a)
U.S. Intrinsic Value Fund                          99,832(a)          135,940(a)               (a)
U.S. Growth Fund                                  523,131(a)          549,119(a)               (a)
U.S. Small/Mid Cap Value Fund                     292,002(a)          140,210(a)               (a)
U.S. Small/Mid Cap Growth Fund                     49,851(a)           61,323(a)               (a)
Real Estate Fund                                  269,622             407,298
Tax-Managed U.S. Equities Fund                     76,371             141,047
Tax-Managed Small/Mid Cap Fund                     33,647              37,390
International Core Equity Fund                    163,567(a)          507,094(a)               (a)

                                               March 1, 2003       March 1, 2004       March 1, 2005
                                                  Through             Through             Through
                                             February 29, 2004   February 28, 2005   February 28, 2006
                                             -----------------   -----------------   -----------------
International Intrinsic Value Fund              2,346,398           3,671,353
International Growth Equity Fund                  439,514(a)        1,489,884(a)               (a)
Global Growth Fund                                    N/A              48,819(c)
Developed World Stock Fund                            N/A                 N/A                  (d)
Currency Hedged International                      26,183             475,405
  Equity Fund
Foreign Fund                                    4,565,674           7,093,312
Foreign Small Companies Fund                      835,644           1,115,020
International Small Companies Fund              1,562,198           2,474,613
Emerging Markets Fund                           5,538,853           8,923,520
Emerging Countries Fund                           264,027             324,707
Tax-Managed International Equities                216,894             592,728
  Fund
Domestic Bond Fund                                307,686             865,142
Core Plus Bond Fund                               550,998           1,285,716
International Bond Fund                           246,904             487,237
Currency Hedged International Bond                 66,275             947,827
  Fund
Global Bond Fund                                  216,131             214,221
Emerging Country Debt Fund                      2,072,604           2,904,589
Emerging Country Debt Share Fund                        0                   0
Short-Duration Investment Fund                     70,271              57,173
Short-Duration Collateral Share Fund(e)               N/A                 N/A               N/A
Inflation Indexed Bond Fund                       531,220             929,126
Benchmark-Free Allocation Fund                          0(f)                0
International Equity Allocation Fund                    0                   0
Global Balanced Asset Allocation                        0                   0
  Fund
Global (U.S.+) Equity Allocation                        0                   0
  Fund
Strategic Opportunities Allocation Fund               N/A                 N/A                  (g)
World Opportunities Equity Allocation Fund            N/A                 N/A                  (h)
U.S. Equity Allocation Fund                             0                 121
Alpha Only Fund                                     7,361              18,181



(a) [The amounts set forth in the table above for all periods prior to September 16, 2005 reflect fees paid to GMO by the Fund's Predecessor Fund (as defined below in "Other Matters"), and for the period from September 16, 2005 to February 28, 2006, reflect fees paid to GMO by the Fund.]



(b) Reflects fees paid from the Fund's commencement of operations on February 6, 2004 through February 29, 2004.



(c) Reflects fees paid from the Fund's commencement of operations on July 20, 2004 through February 28, 2005.



(d) Reflects fees paid from the Fund's commencement of operations on August 1, 2005 through February 28, 2006.

(e) The Fund commenced operations after the Trust's most recent fiscal year ended February 28, 2006 and, therefore, did not pay shareholder service fees to the Manager during the last three fiscal years.



(f) Reflects fees paid from the Fund's commencement of operations on July 23, 2003 through February 29, 2004.



(g) Reflects fees paid from the Fund's commencement of operations on May 31, 2005 through February 28, 2006.



(h) Reflects fees paid from the Fund's commencement of operations on June 16, 2005 through February 28, 2006.



INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. The Trust's independent
registered public accounting firm is [                                       ].
[                      ] conducts annual audits of the Trust's financial
statements, assists in the preparation of each Fund's federal and state income tax returns, consults with the Trust as to matters of accounting and federal and state income taxation, and provides assistance in connection with the preparation of various Securities and Exchange Commission filings.


DISTRIBUTOR. Funds Distributor, Inc. ("FDI"), 100 Summer Street, 15th Floor, Boston, Massachusetts 02110, serves as the Trust's distributor on behalf of the Funds. GMO pays all distribution-related expenses of the Funds (other than distribution fees paid pursuant to the Distribution and Service (12b-1) Plan for Class M Shares or administrative fees related thereto).

COUNSEL. Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110, serves as counsel to the Trust. Bingham McCutchen LLP, 150 Federal Street, Boston, Massachusetts 02110, serves as independent counsel to the non-interested Trustees of the Trust.

                             PORTFOLIO TRANSACTIONS

The Manager effects purchases and sales of portfolio securities for each Fund and for its other investment advisory clients with a view to achieving their respective investment objectives. Thus, some clients may purchase or sell a particular security while others do not. Likewise, some clients may purchase a particular security that other clients are selling. In some instances, therefore, one client may indirectly sell a particular security to another client. In addition, two or more clients may simultaneously buy or sell the same security, in which event purchases or sales are effected on a pro rata, rotating or other equitable basis so as to avoid any one account being preferred over any other account.

Transactions involving the issuance of Fund shares for securities or assets other than cash will be limited to a bona fide reorganization or statutory merger and to other acquisitions of portfolio securities that meet all of the following conditions: (i) such securities meet the investment objectives and policies of the Fund; (ii) such securities are acquired for investment and not for resale; and (iii) such securities can be valued pursuant to the Trust's pricing policies.

BROKERAGE AND RESEARCH SERVICES. In placing orders for the portfolio transactions of each Fund, the Manager seeks the best price and execution available, except to the extent it is permitted to pay higher brokerage commissions for brokerage and research services as described below. The determination of what may constitute best price and execution by a broker-dealer in effecting a securities transaction involves many considerations, including, without limitation, the overall net economic result to the Fund (involving price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. Because of such factors, a broker-dealer effecting a transaction may be paid a commission higher than that charged by another broker-dealer. Most of the foregoing are subjective considerations.

Over-the-counter transactions often involve dealers acting for their own account. The Manager's policy is to place over-the-counter market orders for the Funds with primary market makers unless better prices or executions are available elsewhere.


Although the Manager does not directly participate in any soft dollar arrangements, the Manager may receive research services incidental to its use of certain brokers, in all cases limited to the types of research contemplated by
Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"). As permitted by Section 28(e) of the 1934 Act, the Manager may pay an unaffiliated broker or dealer that provides "brokerage and research services" (as defined in the 1934 Act) to the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. Research services provided by brokers or dealers take various forms, including personal interviews with analysts, written reports, pricing services, and meetings arranged with various sources of information regarding particular issuers, industries, governmental policies, economic trends, and other matters. To the extent that services of value are received by the Manager, the Manager may avoid expenses that might otherwise be incurred. These services may be used in furnishing investment advice to all of the Manager's clients, including the Funds. Services received from a broker or dealer that executed transactions for the Funds will not necessarily be used by the Manager specifically to service the Funds.


The Trust paid, on behalf of the Funds, the following amounts in brokerage commissions during the three most recent fiscal years:


                                               March 1, 2003       March 1, 2004       March 1, 2005
                                                  Through             Through             Through
                                             February 29, 2004   February 28, 2005   February 28, 2006
                                             -----------------   -----------------   -----------------
                                                                                     [To be updated by
                                                                                      amendment.]$(a)
U.S. Core Equity Fund                          $ 3,493,333(a)      $ 4,175,810(a)
Tobacco-Free Core Fund                             610,719             472,449
U.S. Quality Equity Fund                           175,613(b)        1,711,580
U.S. Value Fund                                    339,776(a)          180,873(a)           (a)
U.S. Intrinsic Value Fund                           94,018(a)          100,969(a)           (a)
U.S. Growth Fund                                   869,998(a)        1,113,835(a)           (a)
U.S. Small/Mid Cap Value Fund                      468,744(a)          249,148(a)           (a)
U.S. Small/Mid Cap Growth Fund                      91,407(a)          103,758(a)           (a)
Real Estate Fund                                   277,988             841,205
Tax-Managed U.S. Equities Fund                      69,020              99,290
Tax-Managed Small/Mid Cap
   Fund                                             52,953              51,197

                                               March 1, 2003       March 1, 2004       March 1, 2005
                                                  Through             Through             Through
                                             February 29, 2004   February 28, 2005   February 28, 2006
                                             -----------------   -----------------   -----------------
International Core Equity
   Fund                                            138,515(a)          389,439(a)           (a)
International Intrinsic Value Fund               1,856,801           2,837,054
International Growth Equity Fund                 1,038,640(a)        1,510,101(a)           (a)
Global Growth Fund                                     N/A             172,527(c)
Developed World Stock Fund                             N/A                 N/A              (d)
Currency Hedged International
   Equity Fund                                          --                  --
Foreign Fund                                     4,436,841           4,769,350
Foreign Small Companies Fund                     1,031,004             943,376
International Small Companies
   Fund                                          2,327,095           2,074,248
Emerging Markets Fund                           15,351,581          14,600,686
Emerging Countries Fund                            660,734             578,466
Tax-Managed International
   Equities Fund                                   425,333             365,462
Domestic Bond Fund                                  51,997              84,388
Core Plus Bond Fund                                156,016             160,358
International Bond Fund                             50,019             106,788
Currency Hedged International
   Bond Fund                                        14,628             231,773
Global Bond Fund                                    59,094              75,261
Emerging Country Debt Fund                          23,641                  --
Emerging Country Debt Share
   Fund                                                 --                  --
Short-Duration Investment Fund                          --                  --
Short-Duration Collateral Share
   Fund(e)                                             N/A                 N/A              N/A
Inflation Indexed Bond Fund                          6,923                 991
Benchmark-Free Allocation
   Fund                                                 --(f)               --
International Equity Allocation
   Fund                                                 --                  --
Global Balanced Asset Allocation
   Fund                                                 --               1,650
Global (U.S.+) Equity Allocation
   Fund                                                 --                  --
Strategic Opportunities Allocation Fund                N/A                 N/A              (g)
World Opportunities Equity Allocation Fund             N/A                 N/A              (h)
U.S. Equity Allocation Fund                             --                  --

                                               March 1, 2003       March 1, 2004       March 1, 2005
                                                  Through             Through             Through
                                             February 29, 2004   February 28, 2005   February 28, 2006
                                             -----------------   -----------------   -----------------
Alpha Only Fund                                     44,324              69,351



(a) [The amounts set forth in the table above for all periods prior to September 16, 2005 reflect commissions paid by the Fund's Predecessor Fund (as defined below in "Other Matters"), and for the period from September 16, 2006 to February 28, 2006, reflect commissions paid by the Fund.]



(b) Reflects commissions generated from the Fund's commencement of operations on February 6, 2004 through February 29, 2004.



(c) Reflects commissions generated from the Fund's commencement of operations on July 20, 2004 through February 28, 2005.



(d) Reflects commissions generated from the Fund's commencement of operations on August 1, 2005 through February 28, 2006.



(e) The Fund commenced operations after the Trust's most recent fiscal year ended February 28, 2006 and, therefore, did not pay any brokerage commissions during the past three fiscal years.



(f) Reflects commissions generated from the Fund's commencement of operations on July 23, 2003 through February 29, 2004.



(g) Reflects commissions generated from the Fund's commencement of operations on May 31, 2005 through February 28, 2006.



(h) Reflects commissions generated from the Fund's commencement of operations on June 16, 2005 through February 28, 2006.



[Differences in the amount of brokerage commissions paid by the Trust, on behalf of a Fund, during a Fund's three most recent fiscal years (as disclosed in the table above) are generally the result of (i) active trading strategies employed by the Manager when responding to changes in market conditions, (ii) management of cash flows into and out of a Fund as a result of shareholder purchases and redemptions, or (iii) rebalancing portfolios to reflect the results of the Manager's portfolio management models.] [Changes in the amount of brokerage commissions paid by the Trust, on behalf of a Fund, do not reflect material changes in the Fund's investment objective or strategies.]



The following table lists each Fund that acquired securities of its regular brokers or dealers (as defined in the 1940 Act) or of their parents during the fiscal year ended February 28, 2006, the name of each such broker or dealer, and the value of each Fund's aggregate holdings of the securities of each issuer as of February 28, 2006:



                                                           Aggregate Value of Holdings
Name of Fund                    Name of Broker or Dealer     as of February 28, 2006
------------                    ------------------------   ---------------------------
[To be updated by amendment.]



                      PROXY VOTING POLICIES AND PROCEDURES

The Trust has adopted a proxy voting policy under which responsibility to vote proxies related to its portfolio securities has been delegated to the Manager. The Board of Trustees of the Trust has reviewed and approved the proxy voting policies and procedures the Manager follows when voting proxies on behalf of the Funds. The Trust's proxy voting policy and the Manager's proxy voting policies and procedures are attached to this Statement of Additional Information as Appendix C.

The Manager's proxy voting policies on a particular issue may or may not reflect the views of individual members of the Board of Trustees of the Trust, or a majority of the Board of Trustees.


Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available on the Trust's website at www.gmo.com and on the Securities and Exchange Commission's website at www.sec.gov no later than August 31 of each year.


                        DISCLOSURE OF PORTFOLIO HOLDINGS

The policy of the Trust is to protect the confidentiality of each Fund's portfolio holdings and to prevent inappropriate selective disclosure of those holdings. The Board of Trustees has approved this policy and material amendments require its approval.

Registered investment companies that are sub-advised by GMO may be subject to different portfolio holdings disclosure policies, and neither GMO nor the Board of Trustees exercises control over those policies. In addition, separate account clients of GMO have access to their portfolio holdings and are not subject to the Funds' portfolio holdings disclosure policies. Some of the funds that are sub-advised by GMO and some of the separate accounts managed by GMO have substantially similar investment objectives and strategies, and therefore potentially similar portfolio holdings.

Neither GMO nor any Fund will receive any compensation or other consideration in connection with its disclosure of a Fund's portfolio holdings.

GMO may disclose a Fund's portfolio holdings (together with any other information from which the Fund's portfolio holdings could reasonably be derived, as reasonably determined by GMO) (the "Portfolio Holdings Information") to shareholders, qualified potential shareholders as determined by GMO, and their consultants and agents ("Permitted Recipients") by means of the GMO website. The Funds' prospectus describes the type of information disclosed on GMO's website, as well as the frequency with which it is disclosed and the lag between the date of the information and the date of its disclosure. GMO also may make Portfolio Holdings Information available to Permitted Recipients by email or by any other means in such scope and form and with such frequency as GMO may reasonably determine no earlier than the day next following the day on which the Portfolio Holdings Information is posted on the GMO website (provided that the Fund's prospectus describes the nature and scope of the Portfolio Holdings Information that will be available on the GMO website, when the information will be available and the period for which the information will remain available, and the location on the Fund's website where the information will be made available) or on the same day as a publicly available, routine filing with the Securities and Exchange Commission ("SEC") that includes the Portfolio Holdings Information.

To receive Portfolio Holdings Information, Permitted Recipients must enter into a confidentiality agreement with GMO and the Trust that requires that the Portfolio Holdings Information be used solely for purposes determined by senior management of GMO to be in the best interest of the shareholders of the Fund to which the information relates.

In some cases, GMO may disclose to a third party Portfolio Holdings Information that has not been made available to Permitted Recipients on the GMO website or in a publicly available, routine filing with the SEC. That disclosure may only be made if senior management of GMO determines that it is in the best interests of the shareholders of the Fund to which the information relates. In addition, the third party receiving the Portfolio Holdings Information must enter into a confidentiality agreement with GMO and the Trust that requires that the Portfolio Holdings Information be used solely for purposes determined by GMO senior management to be in the best interest of the Fund's shareholders. GMO will seek to monitor a recipient's use of the Portfolio Holdings Information provided under these agreements and, if the terms of the agreements are violated, terminate disclosure and take appropriate action.


The procedures pursuant to which GMO may disclose to a third party Portfolio Holdings Information that has not been made available to Permitted Recipients do not apply to Portfolio Holdings Information provided to entities who provide on-going services to the Funds in connection with their day-to-day operations and management, including GMO, GMO's affiliates, the Funds' custodians and auditors, the Funds' pricing service vendors, broker-dealers when requesting bids for or price quotations on securities, brokers in the normal course of trading on a Fund's behalf, and persons assisting the Funds in the voting of proxies. In addition, when an investor indicates that it wants to purchase shares of a Fund in exchange for securities acceptable to GMO, GMO may make available a list of securities that it would be willing to accept for the Fund, and, from time to time, the securities on the list may overlap with securities currently held by the Fund.



No provision of this policy is intended to restrict or prevent the disclosure of Portfolio Holdings Information as may be required by applicable law, rules or regulations.


Senior management of GMO may authorize any exceptions to these procedures. Exceptions must be disclosed to the Chief Compliance Officer of the Trust.

If senior management of GMO identifies a potential conflict with respect to the disclosure of Portfolio Holdings Information between the interests of a Fund's shareholders, on the one hand, and GMO or an affiliated person of GMO or the Fund, on the other, GMO is required to inform the Trust's Chief Compliance Officer of the potential conflict, and the Trust's Chief Compliance Officer has the power to decide whether, in light of the potential conflict, disclosure should be permitted under the circumstances. He also is required to report his decision to the Board of Trustees.


GMO periodically reports the following information to the Board of Trustees:


     - Determinations made by senior management of GMO relating to the use of Portfolio Holdings Information by Permitted Recipients and third parties;

     - The nature and scope of disclosure of Portfolio Holdings Information to third parties;

     - Exceptions to the disclosure policy authorized by senior management of GMO; and

     - Any other information the Trustees may request relating to the disclosure of Portfolio Holdings Information.


ONGOING ARRANGEMENTS TO MAKE PORTFOLIO HOLDINGS AVAILABLE. Portfolio Holdings Information is disclosed on an on-going basis (generally, daily, except with
respect to [                      ], which receives holdings quarterly and as
necessary in connection with the services it provides to the Funds) to the following entities that provide on-going services to the Funds in connection with their day-to-day operations and management, provided that they agree or have a duty to maintain this information in confidence:



         NAME OF RECIPIENT                            FUNDS                      PURPOSE OF DISCLOSURE
----------------------------------   --------------------------------------   ---------------------------
Investors Bank & Trust Company       U.S. Equity Funds, Fixed Income Funds,   Custodial and securities
                                     and Asset Allocation Funds               lending services

                                     All Funds                                Compliance testing

Brown Brothers Harriman & Co.        International Equity Funds               Custodial services and
                                                                              compliance testing

Boston Global Advisors               International Equity Funds               Securities lending services

[                        ]           All Funds                                Independent registered
                                                                              public accounting firm

Institutional Shareholder Services   All Funds                                Corporate actions services

Interactive Data                     International Equity Funds               Fair value pricing

FactSet                              All Funds                                Data service provider


Senior management of GMO has authorized disclosure of Portfolio Holdings Information on an on-going basis (daily) to the following recipients, provided that they agree or have a duty to maintain this information in confidence and are limited to using the information for the specific purpose for which it was provided:

      NAME OF RECIPIENT           FUNDS     PURPOSE OF DISCLOSURE
-----------------------------   ---------   ---------------------
Epstein & Associates, Inc.      All Funds   Software provider for
                                            Code of Ethics
                                            monitoring system

Financial Models Company Inc.   All Funds   Recordkeeping system

                DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES


The Trust, an open-end management investment company, is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust ("Declaration of Trust") dated June 24, 1985, as amended and restated June 23, 2000, and as such Declaration of Trust may be amended from time to time. A copy of the Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts. The Trust operates as a "series investment company" that consists of separate series of investment portfolios, each of which is represented by a separate series of shares of beneficial interest. Each Fund is a series of the Trust. The fiscal year for each Fund ends on the last day of February.



Pursuant to the Declaration of Trust, the Trustees have currently authorized the issuance of an unlimited number of full and fractional shares of [fifty-eight] series: U.S. Core Fund; Tobacco-Free Core Fund; U.S. Quality Equity Fund; Value Fund; Intrinsic Value Fund; Growth Fund; Small/Mid Cap Value Fund; Small/Mid Cap Growth Fund; Real Estate Fund; Tax-Managed U.S. Equities Fund; Tax-Managed Small/Mid Cap Fund; International Disciplined Equity Fund; International Intrinsic Value Fund; International Growth Fund; Currency Hedged International Equity Fund; Foreign Fund; Foreign Small Companies Fund; International Small Companies Fund; Emerging Markets Fund; Emerging Countries Fund; Emerging Markets Quality Fund; Tax-Managed International Equities Fund; Domestic Bond Fund; Core Plus Bond Fund; International Bond Fund; Currency Hedged International Bond Fund; Global Bond Fund; Emerging Country Debt Fund; Short-Duration Investment Fund; Alpha Only Fund; Inflation Indexed Bond Fund; Emerging Country Debt Share Fund; Benchmark-Free Allocation Fund; International Equity Allocation Fund; Global Balanced Asset Allocation Fund; Global (U.S.+) Equity Allocation Fund; U.S. Equity Allocation Fund; Special Purpose Holding Fund; Short-Duration Collateral Fund; Taiwan Fund; Global Growth Fund; World Opportunity Overlay Fund; Alternative Asset Opportunity Fund; Strategic Opportunities Allocation Fund; World Opportunities Equity Allocation Fund; Developed World Stock Fund; U.S. Growth Fund; International Core Equity Fund; International Growth Equity Fund; U.S. Intrinsic Value Fund; U.S. Small/Mid Cap Growth Fund; U.S. Small/Mid Cap Value Fund; U.S. Core Equity Fund; U.S. Value Fund; Short-Duration Collateral Share Fund; [Inflation Indexed Plus Bond Fund; Strategic Fixed Income Fund; and International Opportunities Equity Allocation Fund.] Interests in each portfolio (Fund) are represented by shares of the corresponding series. Each share of each series represents an equal proportionate interest, together with each other share, in the corresponding Fund. The shares of such series do not have any preemptive rights. Upon liquidation of a Fund, shareholders of the corresponding series are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders. The Declaration of Trust also permits the Trustees to charge shareholders directly for custodial, transfer agency, and servicing expenses but the Trustees have no present intention to make such charges.


The Declaration of Trust also permits the Trustees, without shareholder approval, to subdivide any series of shares into various sub-series or classes of shares with such dividend preferences and other rights as the Trustees may designate. This power is intended to allow the Trustees to provide for an equitable allocation of the effect of any future regulatory requirements that might affect various classes of shareholders differently. The Trustees have currently authorized the establishment and designation of up to nine classes of shares for each series of the Trust: Class I Shares, Class II Shares, Class III Shares, Class IV Shares, Class V Shares, Class VI Shares, Class VII Shares, Class VIII Shares, and Class M Shares.

The Trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust or merge two or more existing portfolios (i.e., a new fund). Shareholders' investments in such a portfolio would be evidenced by a separate series of shares.

The Declaration of Trust provides for the perpetual existence of the Trust. The Trust, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of the Trust. While the Declaration of Trust further provides that the Trustees may also terminate the Trust upon written notice to the shareholders, the 1940 Act requires that the Trust receive the authorization of a majority of its outstanding shares in order to change the nature of its business so as to cease to be an investment company.


On [June __, 2006], the following shareholders held greater than 25% of the outstanding shares of a Fund of the Trust offered in the Prospectus:



FUND                            SHAREHOLDERS
----                            ------------
[To be updated by amendment.]


As a result, such shareholders may be deemed to "control" their respective series as such term is defined in the 1940 Act.


[As of __________, 2006, greater than 10% of the following Funds' shares were held by accounts for which the Manager has investment discretion: [______]. As of ___________, 2006, a significant portion of the following Funds' shares were held by accounts for which the Manager has investment discretion: [ ]. As of _________, 2006, substantially all of the following Funds' shares were held by accounts for which the Manager has investment discretion: [______].]


                                MULTIPLE CLASSES

The Manager makes all decisions relating to aggregation of accounts for purposes of determining eligibility for the various classes of shares offered by a Fund. When making decisions regarding whether accounts should be aggregated because they are part of a larger client relationship, the Manager considers several factors including, but not limited to, whether: the multiple accounts are for one or more subsidiaries of the same parent company; the multiple accounts are for the same institution regardless of legal entity; the investment mandate is the same or substantially similar across the relationship; the asset allocation strategies are substantially similar across the relationship; GMO reports to the same investment board; the consultant is the same for the entire relationship; GMO services the relationship through a single GMO relationship manager; the relationships have substantially similar reporting requirements; and the relationship can be serviced from a single geographic location.

                                  VOTING RIGHTS

Shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and to vote by individual Fund (to the extent described below) in the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders. Shareholders vote by individual Fund on all matters except (i) when required by the 1940 Act, shares are voted in the aggregate and not by individual Fund, and (ii) when the Trustees have determined that the matter affects the interests of more than one Fund, then shareholders of the affected Funds are entitled to vote. Shareholders of one Fund are not entitled to vote on matters exclusively affecting another Fund including, without limitation, such matters as the adoption of or change in the investment objectives, policies, or restrictions of the other Fund and the approval of the investment advisory contract of the other Fund. Shareholders of a particular class of shares do not have separate class voting rights except for matters that affect only that class of shares and as otherwise required by law.

Normally the Trust does not hold meetings of shareholders to elect Trustees except in accordance with the 1940 Act (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by the holders of at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees will continue to hold office and may appoint successor Trustees. Voting rights are not cumulative.

No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the Trust's name or to cure technical problems in the Declaration of Trust and
(ii) to establish, designate, or modify new and existing series or sub-series of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations.

                        SHAREHOLDER AND TRUSTEE LIABILITY

Under Massachusetts law, shareholders could, under some circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of that disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of all the property of a Fund for all loss and expense of any shareholder of that Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the disclaimer is inoperative and the Fund in which the shareholder holds shares is unable to meet its obligations.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The By-Laws of the Trust provide for indemnification by the Trust of the Trustees and the officers of the Trust except for any matter as to which any such person did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Trust. Trustees and officers may not be indemnified against any liability to the Trust or the Trust shareholders to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

              BENEFICIAL OWNERS OF 5% OR MORE OF THE FUNDS' SHARES




















































































































































































































































































































                          [To be updated by amendment.]


                                  OTHER MATTERS


                          [To be updated by amendment.]






[The U.S. Core Equity Fund, U.S. Value Fund, U.S. Intrinsic Value Fund, U.S. Growth Fund, U.S. Small/Mid Cap Value Fund, U.S. Small/Mid Cap Growth Fund, International Core Equity Fund, and International Growth Equity Fund are successors to GMO Core Fund, GMO Value Fund, GMO Intrinsic Value Fund, GMO Growth Fund, GMO Small/Mid Cap Value Fund, GMO Small/Mid Cap Growth Fund, GMO International Disciplined Equity Fund, and GMO International Growth Fund, respectively, which are other series of the Trust (each, a "Predecessor Fund"). All numerical information presented in this Statement of Additional Information with respect to each such Fund for time periods prior to September 16, 2005 relates to its Predecessor Fund.]





                              FINANCIAL STATEMENTS

The Trust's audited financial statements for the fiscal year ended February 28, 2006 included in the Trust's Annual Reports and filed with the SEC pursuant to
Section 30(d) of the 1940 Act and
the rules promulgated thereunder, are (with the exception of the financial statements relating to funds of the Trust that are not offered in the Prospectus) hereby incorporated in this Statement of Additional Information by reference. The Trust's Annual Reports for the fiscal year ended February 28, 2006 were filed electronically with the SEC on Form N-CSR on [______], 2006 (Accession No. [______]).

Appendix A

                                    GMO TRUST
                          SPECIMEN PRICE MAKE-UP SHEETS


Following are computations of the total offering price per share for each class of shares of each Fund offered in the Prospectus and offering shares of beneficial interest as of February 28, 2006, in each case based upon their respective net asset values and shares of beneficial interest outstanding at the close of business on February 28, 2006.



U.S. Core Equity Fund-Class III
Net Assets at Value (Equivalent to $_____ per share based on   $
[_____] shares of beneficial interest outstanding)
Offering Price                                                 $

U.S. Core Equity Fund-Class IV
Net Assets at Value (Equivalent to $_____ per share based on   $
[_____] shares of beneficial interest outstanding)
Offering Price                                                 $

U.S. Core Equity Fund-Class V
Net Assets at Value (Equivalent to $_____ per share based on   $
[_____] shares of beneficial interest outstanding)
Offering Price                                                 $

U.S. Core Equity Fund-Class VI
Net Assets at Value (Equivalent to $_____ per share based on   $
[_____] shares of beneficial interest outstanding)
Offering Price                                                 $

Tobacco-Free Core Fund-Class III
Net Assets at Value (Equivalent to $_____ per share based on   $
[_____] shares of beneficial interest outstanding)
Offering Price                                                 $

Tobacco-Free Core Fund-Class IV
Net Assets at Value (Equivalent to $_____ per share based on   $
[_____] shares of beneficial interest outstanding)
Offering Price                                                 $

U.S. Quality Equity Fund-Class III
Net Assets at Value (Equivalent to $_____ per share based on   $
[_____] shares of beneficial interest outstanding)
Offering Price                                                 $

U.S. Quality Equity Fund-Class IV
Net Assets at Value (Equivalent to $_____ per share based on   $
[_____] shares of beneficial interest outstanding)
Offering Price                                                 $

U.S. Value Fund-Class III
Net Assets at Value (Equivalent to $_____ per share based on   $
[_____] shares of beneficial interest outstanding)
Offering Price                                                 $

U.S. Intrinsic Value Fund-Class III
Net Assets at Value (Equivalent to $_____ per share based on   $
[_____] shares of beneficial interest outstanding)
Offering Price                                                 $

U.S. Growth Fund-Class III
Net Assets at Value (Equivalent to $_____ per share based on   $
[_____] shares of beneficial interest outstanding)
Offering Price                                                 $

U.S. Small/Mid Cap Value Fund-Class III
Net Assets at Value (Equivalent to $_____ per share based on   $
[_____] shares of beneficial interest outstanding)
Offering Price ($____ x 100/____)*                             $

U.S. Small/Mid Cap Growth Fund-Class III
Net Assets at Value (Equivalent to $_____ per share based on   $
[_____] shares of beneficial interest outstanding)
Offering Price ($____ x 100/____) *                            $

Real Estate Fund-Class III
Net Assets at Value (Equivalent to $_____ per share based on   $
[_____] shares of beneficial interest outstanding)
Offering Price                                                 $

Tax-Managed U.S. Equities Fund-Class III
Net Assets at Value (Equivalent to $_____ per share based on   $
[_____] shares of beneficial interest outstanding)
Offering Price                                                 $

Tax-Managed Small/Mid Cap Fund-Class III
Net Assets at Value (Equivalent to $_____ per share based on   $
[_____] shares of beneficial interest outstanding)
Offering Price ($____ x 100/____)*                             $

International Core Equity Fund-Class III
Net Assets at Value (Equivalent to $_____ per share based on   $
[_____] shares of beneficial interest outstanding)
Offering Price                                                 $

International Core Equity Fund-Class IV
Net Assets at Value (Equivalent to $_____ per share based on   $
[_____] shares of beneficial interest outstanding)
Offering Price                                                 $

International Intrinsic Value Fund-Class II
Net Assets at Value (Equivalent to $_____ per share based on   $
[_____] shares of beneficial interest outstanding)
Offering Price                                                 $


----------

* Represents maximum offering price charged on certain cash purchases. See "How to Purchase Shares" and "Purchase Premiums and Redemption Fees" in the Prospectus.

International Intrinsic Value Fund-Class III
Net Assets at Value (Equivalent to $_____ per share based on   $
[_____] shares of beneficial interest outstanding)
Offering Price                                                 $

International Intrinsic Value Fund-Class IV
Net Assets at Value (Equivalent to $_____ per share based on   $
[_____] shares of beneficial interest outstanding)
Offering Price                                                 $

International Growth Equity Fund-Class III
Net Assets at Value (Equivalent to $_____ per share based on   $
[_____] shares of beneficial interest outstanding)
Offering Price                                                 $

International Growth Equity Fund-Class IV
Net Assets at Value (Equivalent to $_____ per share based on   $
[_____] shares of beneficial interest outstanding)
Offering Price                                                 $

Global Growth Fund-Class III
Net Assets at Value (Equivalent to $_____ per share based on   $
[_____] shares of beneficial interest outstanding)
Offering Price ($_____ x 100/____)*                            $

Developed World Stock Fund-Class III
Net Assets at Value (Equivalent to $_____ per share based on   $
[_____] shares of beneficial interest outstanding)
Offering Price ($____ x 100/____) *                            $

Developed World Stock Fund-Class IV
Net Assets at Value (Equivalent to $_____ per share based on   $
[_____] shares of beneficial interest outstanding)
Offering Price ($____ x 100/____) *                            $

Currency Hedged International Equity Fund-Class III
Net Assets at Value (Equivalent to $_____ per share based on   $
[_____] shares of beneficial interest outstanding)
Offering Price                                                 $

Foreign Fund-Class II
Net Assets at Value (Equivalent to $_____ per share based on   $
[_____] shares of beneficial interest outstanding)
Offering Price                                                 $

Foreign Fund-Class III
Net Assets at Value (Equivalent to $_____ per share based on   $
[_____] shares of beneficial interest outstanding)
Offering Price                                                 $


----------

* Represents maximum offering price charged on certain cash purchases. See "How to Purchase Shares" and "Purchase Premiums and Redemption Fees" in the Prospectus.

Foreign Fund-Class IV
Net Assets at Value (Equivalent to $_____ per share based on   $
[_____] shares of beneficial interest outstanding)
Offering Price                                                 $

Foreign Small Companies Fund-Class III
 Net Assets at Value (Equivalent to $_____ per share based on  $
[_____] shares of beneficial interest outstanding)
Offering Price                                                 $

Foreign Small Companies Fund-Class IV
Net Assets at Value (Equivalent to $_____ per share based on   $
[_____] shares of beneficial interest outstanding)
Offering Price                                                 $

International Small Companies Fund-Class III
Net Assets at Value (Equivalent to $_____ per share based on   $
[_____] shares of beneficial interest outstanding)
Offering Price ($_____ x 100/____)*                            $

Emerging Markets Fund-Class III
Net Assets at Value (Equivalent to $_____ per share based on   $
[_____] shares of beneficial interest outstanding)
Offering Price ($_____ x 100/____)*                            $

Emerging Markets Fund-Class IV
Net Assets at Value (Equivalent to $_____ per share based on   $
[_____] shares of beneficial interest outstanding)
Offering Price ($_____ x 100/____)*                            $

Emerging Markets Fund-Class V
Net Assets at Value (Equivalent to $_____ per share based on   $
[_____] shares of beneficial interest outstanding)
Offering Price ($_____ x 100/_____)*                           $

Emerging Markets Fund-Class VI
Net Assets at Value (Equivalent to $_____ per share based on   $
[_____] shares of beneficial interest outstanding)
Offering Price ($_____ x 100/_____)*                           $

Emerging Countries Fund-Class III
Net Assets at Value (Equivalent to $_____ per share based on   $
[_____] shares of beneficial interest outstanding)
Offering Price                                                 $

Tax-Managed International Equities Fund-Class III
Net Assets at Value (Equivalent to $_____ per share based on   $
[_____] shares of beneficial interest outstanding)
Offering Price                                                 $



----------
* Represents maximum offering price charged on certain cash purchases. See "How to Purchase Shares" and "Purchase Premiums and Redemption Fees" in the Prospectus.

Domestic Bond Fund-Class III
Net Assets at Value (Equivalent to $_____ per share based on   $
[_____] shares of beneficial interest outstanding)
Offering Price                                                 $

Domestic Bond Fund-Class VI
Net Assets at Value (Equivalent to $_____ per share based on   $
[_____] shares of beneficial interest outstanding)
Offering Price                                                 $

Core Plus Bond Fund-Class III
Net Assets at Value (Equivalent to $_____ per share based on   $
[_____] shares of beneficial interest outstanding)
Offering Price                                                 $

Core Plus Bond Fund-Class IV
Net Assets at Value (Equivalent to $_____ per share based on   $
[_____] shares of beneficial interest outstanding)
Offering Price                                                 $

International Bond Fund-Class III
Net Assets at Value (Equivalent to $_____ per share based on   $
[_____] shares of beneficial interest outstanding)
Offering Price                                                 $

Currency Hedged International Bond Fund-Class III
Net Assets at Value (Equivalent to $_____ per share based on   $
[_____] shares of beneficial interest outstanding)
Offering Price                                                 $

Global Bond Fund-Class III
Net Assets at Value (Equivalent to $_____ per share based on   $
[_____] shares of beneficial interest outstanding)
Offering Price                                                 $

Emerging Country Debt Fund-Class III
Net Assets at Value (Equivalent to $_____ per share based on   $
[_____] shares of beneficial interest outstanding)
Offering Price ($_____ x 100/_____)*                           $

Emerging Country Debt Fund-Class IV
Net Assets at Value (Equivalent to $_____ per share based on   $
[_____] shares of beneficial interest outstanding)
Offering Price ($_____ x 100/_____)*                           $

Emerging Country Debt Share Fund-Class III
Net Assets at Value (Equivalent to $_____ per share based on   $
[_____] shares of beneficial interest outstanding)
Offering Price                                                 $

Short-Duration Investment Fund-Class III



----------
* Represents maximum offering price charged on certain cash purchases. See "How to Purchase Shares" and "Purchase Premiums and Redemption Fees" in the Prospectus.

Net Assets at Value (Equivalent to $_____ per share based on   $
[_____] shares of beneficial interest outstanding)
Offering Price                                                 $

Inflation Indexed Bond Fund-Class III
Net Assets at Value (Equivalent to $_____ per share based on   $
[_____] shares of beneficial interest outstanding)
Offering Price                                                 $

Benchmark-Free Allocation Fund-Class III
Net Assets at Value (Equivalent to $_____ per share based on   $
[_____] shares of beneficial interest outstanding)
Offering Price ($_____ x 100/____)*                            $

International Equity Allocation Fund-Class III
Net Assets at Value (Equivalent to $_____ per share based on   $
[_____] shares of beneficial interest outstanding)
Offering Price ($_____ x 100/_____)*                           $

Global Balanced Asset Allocation Fund-Class III
Net Assets at Value (Equivalent to $_____ per share based on   $
[_____] shares of beneficial interest outstanding)
Offering Price ($_____ x 100/____)*                            $

Global (U.S.+) Equity Allocation Fund-Class III
Net Assets at Value (Equivalent to $_____ per share based on   $
[_____] shares of beneficial interest outstanding)
Offering Price ($_____ x 100/_____)*                           $

Strategic Opportunities Allocation Fund-Class III
Net Assets at Value (Equivalent to $_____ per share based on   $
[_____] shares of beneficial interest outstanding)
Offering Price ($_____ x 100/_____)*                           $

World Opportunities Equity Allocation Fund-Class III
Net Assets at Value (Equivalent to $_____ per share based on   $
[_____] shares of beneficial interest outstanding)
Offering Price ($_____ x 100/_____)*                           $

U.S. Equity Allocation Fund-Class III



----------
* Represents maximum offering price charged on certain cash purchases. See "How to Purchase Shares" and "Purchase Premiums and Redemption Fees" in the Prospectus.

Net Assets at Value (Equivalent to $_____ per share based on   $
[_____] shares of beneficial interest outstanding)
Offering Price ($____ x 100/____)*                             $

Alpha Only Fund-Class III
Net Assets at Value (Equivalent to $_____ per share based on   $
[_____] shares of beneficial interest outstanding)
Offering Price ($_____ x 100/_____)*                           $



----------
* Represents maximum offering price charged on certain cash purchases. See "How to Purchase Shares" and "Purchase Premiums and Redemption Fees" in the Prospectus.

Appendix B

                   COMMERCIAL PAPER AND CORPORATE DEBT RATINGS

COMMERCIAL PAPER RATINGS

Commercial paper ratings of Standard & Poor's are current assessments of the likelihood of timely payment of debts having original maturities of no more than 365 days. Commercial paper rated A-1 by Standard & Poor's indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+. Commercial paper rated A-2 by Standard & Poor's indicates that capacity for timely payment on issues is strong. However, the relative degree of safety is not as high as for issues designated A-1. Commercial paper rated A-3 indicates capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of Prime-1 rated issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variations. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained. Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement of relatively high financial leverage. Adequate alternative liquidity is maintained.

CORPORATE DEBT RATINGS

Standard & Poor's. A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. The following is a summary of the ratings used by Standard & Poor's for corporate debt:

AAA -- This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA -- Bonds rated AA also qualify as high quality debt obligations. Capacity to pay interest and repay principal is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A -- Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC -- Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C -- The rating C is reserved for income bonds on which no interest is being paid.

D -- Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's. The following is a summary of the ratings used by Moody's for corporate debt:

Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable, margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds that are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds that are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Should no rating be assigned by Moody's, the reason may be one of the following:

     1.   An application for rating was not received or accepted.

     2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

     3.   There is lack of essential data pertaining to the issue or issuer.

     4. The issue was privately placed in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1 and B1.

Appendix C

                                    GMO TRUST
                               PROXY VOTING POLICY

I.   STATEMENT OF POLICY

GMO Trust (the "Fund") delegates the authority and responsibility to vote proxies related to portfolio securities to Grantham, Mayo, Van Otterloo & Co. LLC, its investment adviser (the "Adviser").

Therefore, the Board of Trustees (the "Board") of the Fund has reviewed and approved the use of the proxy voting policies and procedures of the Adviser ("Proxy Voting Procedures") on behalf of the Fund when exercising voting authority on behalf of the Fund.

II.  STANDARD

The Adviser shall vote proxies related to portfolio securities in the best interests of the Fund and their shareholders.

III. REVIEW OF PROXY VOTING PROCEDURES

The Board shall periodically review the Proxy Voting Procedures presented by the Adviser.

The Adviser shall provide periodic reports to the Board regarding any proxy votes where a material conflict of interest was identified EXCEPT in circumstances where the Adviser caused the proxy to be voted consistent with the recommendation of the independent third party.

The Adviser shall notify the Board promptly of any material change to its Proxy Voting Procedures.

IV.  DISCLOSURE

The following disclosure shall be provided:

     A. The Adviser shall make available its proxy voting records, for inclusion in the Fund's Form N-PX.

     B. The Adviser shall cause the Fund to include the proxy voting policies and procedures required in the Fund's annual filing on Form N-CSR or the statement of additional information.

     C. The Adviser shall cause the Fund's shareholder reports to include a statement that (i) a copy of these policies and procedures is available on the Fund's web site (if the Fund so chooses) and (ii) information is available regarding how the Funds voted proxies during the most recent twelve-month period without charge, on or through the Fund's web site.

                     GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
                               GMO AUSTRALASIA LLC
                                (TOGETHER "GMO")

                      PROXY VOTING POLICIES AND PROCEDURES

I.   INTRODUCTION AND GENERAL PRINCIPLES

GMO provides investment advisory services primarily to institutional, including both ERISA and non-ERISA clients, and commercial clients. GMO understands that proxy voting is an integral aspect of security ownership. Accordingly, in cases where GMO has been delegated authority to vote proxies, that function must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.

This policy permits clients of GMO to: (1) delegate to GMO the responsibility and authority to vote proxies on their behalf according to GMO's proxy voting polices and guidelines; (2) delegate to GMO the responsibility and authority to vote proxies on their behalf according to the particular client's own proxy voting policies and guidelines; or (3) elect to vote proxies themselves. In instances where clients elect to vote their own proxies, GMO shall not be responsible for voting proxies on behalf of such clients.

GMO believes that the following policies and procedures are reasonably designed to ensure that proxy matters are conducted in the best interest of its clients, in accordance with GMO's fiduciary duties, applicable rules under the Investment Advisers Act of 1940 and fiduciary standards and responsibilities for ERISA clients set out in the Department of Labor interpretations.

II.  PROXY VOTING GUIDELINES

GMO has engaged Institutional Shareholder Services, Inc. ("ISS") as its proxy voting agent to:

     (1) research and make voting recommendations or, for matters for which GMO has so delegated, to make the voting determinations;

     (2)  ensure that proxies are voted and submitted in a timely manner;

     (3)  handle other administrative functions of proxy voting;

     (4) maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;

     (5)  maintain records of votes cast; and

     (6) provide recommendations with respect to proxy voting matters in general.

Proxies will be voted in accordance with the voting recommendations contained in the applicable domestic or global ISS Proxy Voting Manual, as in effect from time to time.

Copies of the current domestic and global ISS proxy voting guidelines are attached to these Voting Policies and Procedures as Exhibit A. GMO reserves the right to amend any of ISS's guidelines in the future. If any such changes are made an amended Proxy Voting Policies and Procedures will be made available for clients.

Except in instances where a GMO client retains voting authority, GMO will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to ISS.

III. PROXY VOTING PROCEDURES

GMO has a Corporate Actions Group with responsibility for administering the proxy voting process, including:

     1. Implementing and updating the applicable domestic and global ISS proxy voting guidelines;

     2.   Overseeing the proxy voting process; and

     3. Providing periodic reports to GMO's Compliance Department and clients as requested.

There may be circumstances under which a portfolio manager or other GMO investment professional ("GMO Investment Professional") believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the recommendation of ISS. In such an event, the GMO Investment Professional will inform GMO's Corporate Actions Group of its decision to vote such proxy in a manner inconsistent with the recommendation of ISS. GMO's Corporate Actions Group will report to GMO's Compliance Department no less than quarterly any instance where a GMO Investment Professional has decided to vote a proxy on behalf of a client in that manner.

IV.  CONFLICTS OF INTEREST

As ISS will vote proxies in accordance with the proxy voting guidelines described in Section II, GMO believes that this process is reasonably designed to address conflicts of interest that may arise between GMO and a client as to how proxies are voted.

In instances where GMO has the responsibility and authority to vote proxies on behalf of its clients for shares of GMO Trust, a registered mutual fund for which GMO serves as the investment adviser, there may be instances where a conflict of interest exists. Accordingly, GMO will (i) vote such proxies in the best interests of its clients with respect to routine matters, including proxies relating to the election of Trustees; and (ii) with respect to matters where a conflict of interest exists between GMO and GMO Trust, such as proxies relating to a new or amended investment management contract between GMO Trust and GMO, or a re-organization of a series of GMO Trust, GMO will either (a) vote such proxies in the same proportion as the votes cast with respect to that proxy, or (b) seek instructions from its clients.

In addition, if GMO is aware that one of the following conditions exists with respect to a proxy, GMO shall consider such event a potential material conflict of interest:

     1. GMO has a business relationship or potential relationship with the issuer;

     2. GMO has a business relationship with the proponent of the proxy proposal; or

     3. GMO members, employees or consultants have a personal or other business relationship with the participants in the proxy contest, such as corporate directors or director candidates.

In the event of a potential material conflict of interest, GMO will (i) vote such proxy according to the specific recommendation of ISS; (ii) abstain; or
(iii) request that the client votes such proxy. All such instances shall be reported to GMO's Compliance Department at least quarterly.

V.   RECORDKEEPING

GMO will maintain records relating to the implementation of these proxy voting policies and procedures, including:

     (1) a copy of these policies and procedures which shall be made available to clients, upon request;

     (2)  a record of each vote cast (which ISS maintains on GMO's behalf); and

     (3) each written client request for proxy records and GMO's written response to any client request for such records.

Such proxy voting records shall be maintained for a period of five years.

VI.  REPORTING

GMO's Compliance Department will provide GMO's Conflict of Interest Committee with periodic reports that include a summary of instances where GMO has (i) voted proxies in a manner inconsistent with the recommendation of ISS, (ii) voted proxies in circumstances in which a material conflict of interest may exist as set forth in Section IV, and (iii) voted proxies of shares of GMO Trust on behalf of its clients.

VII. DISCLOSURE

Except as otherwise required by law, GMO has a general policy of not disclosing to any issuer or third party how GMO or its voting delegate voted a client's proxy.

Effective: August 6, 2003

                       ISS PROXY VOTING GUIDELINES SUMMARY

The following is a concise summary of ISS's proxy voting policy guidelines.

1.   AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

     - An auditor has a financial interest in or association with the company, and is therefore not independent

     -    Fees for non-audit services are excessive, or

     - There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

2.   BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees attendance at board meetings corporate governance provisions and takeover activity, long-term company performance responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3.   SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4.   PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5.   POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6.   MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.   REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.   CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

     - It is intended for financing purposes with minimal or no dilution to current shareholders

     - It is not designed to preserve the voting power of an insider or significant shareholder

9.   EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

     -    Historic trading patterns

     -    Rationale for the repricing

     -    Value-for-value exchange

     -    Option vesting

     -    Term of the option

     -    Exercise price

     -    Participation

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

     -    Purchase price is at least 85 percent of fair market value

     -    Offering period is 27 months or less, and

     -    Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

SHAREHOLDER PROPOSALS ON COMPENSATION

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10.  SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

              CONCISE SUMMARY OF ISS GLOBAL PROXY VOTING GUIDELINES

     Following is a concise summary of general policies for voting global proxies. In addition, ISS has country- and market-specific policies, which are not captured below.

FINANCIAL RESULTS/DIRECTOR AND AUDITOR REPORTS

Vote FOR approval of financial statements and director and auditor reports, unless:

     - there are concerns about the accounts presented or audit procedures used; or

     - the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

APPOINTMENT OF AUDITORS AND AUDITOR COMPENSATION

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

     - there are serious concerns about the accounts presented or the audit procedures used;

     -    the auditors are being changed without explanation; or

     - nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

APPOINTMENT OF INTERNAL STATUTORY AUDITORS

Vote FOR the appointment or reelection of statutory auditors, unless:

     - there are serious concerns about the statutory reports presented or the audit procedures used;

     - questions exist concerning any of the statutory auditors being appointed; or

     - the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ALLOCATION OF INCOME

Vote FOR approval of the allocation of income, unless:

     - the dividend payout ratio has been consistently below 30 percent without adequate explanation; or

     -    the payout is excessive given the company's financial position.

STOCK (SCRIP) DIVIDEND ALTERNATIVE

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

AMENDMENTS TO ARTICLES OF ASSOCIATION

Vote amendments to the articles of association on a CASE-BY-CASE basis.

CHANGE IN COMPANY FISCAL TERM

Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

LOWER DISCLOSURE THRESHOLD FOR STOCK OWNERSHIP

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

AMEND QUORUM REQUIREMENTS

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

TRANSACT OTHER BUSINESS

Vote AGAINST other business when it appears as a voting item.

DIRECTOR ELECTIONS

Vote FOR management nominees in the election of directors, unless:

     - there are clear concerns about the past performance of the company or the board; or

     -    the board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed).

DIRECTOR COMPENSATION

Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

DISCHARGE OF BOARD AND MANAGEMENT

Vote FOR discharge of the board and management, unless:

     - there are serious questions about actions of the board or management for the year in question; or

     -    legal action is being taken against the board by other shareholders.

DIRECTOR, OFFICER, AND AUDITOR INDEMNIFICATION AND LIABILITY PROVISIONS

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

BOARD STRUCTURE

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

SHARE ISSUANCE REQUESTS

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

INCREASES IN AUTHORIZED CAPITAL

Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

     - the specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

     - the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).

Vote AGAINST proposals to adopt unlimited capital authorizations.

REDUCTION OF CAPITAL

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

CAPITAL STRUCTURES

Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

PREFERRED STOCK

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

DEBT ISSUANCE REQUESTS

Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

PLEDGING OF ASSETS FOR DEBT

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

INCREASE IN BORROWING POWERS

Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

SHARE REPURCHASE PLANS:

Vote FOR share repurchase plans, unless:

     -    clear evidence of past abuse of the authority is available; or

     -    the plan contains no safeguards against selective buybacks.

REISSUANCE OF SHARES REPURCHASED:

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

CAPITALIZATION OF RESERVES FOR BONUS ISSUES/INCREASE IN PAR VALUE:

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

REORGANIZATIONS/RESTRUCTURINGS:

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

MERGERS AND ACQUISITIONS:

Vote FOR mergers and acquisitions, unless:

     - the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or

     - the company's structure following the acquisition or merger does not reflect good corporate governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

ABSTAIN if there is insufficient information available to make an informed voting decision.

MANDATORY TAKEOVER BID WAIVERS:

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

REINCORPORATION PROPOSALS:

Vote reincorporation proposals on a CASE-BY-CASE basis.

EXPANSION OF BUSINESS ACTIVITIES:

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

RELATED-PARTY TRANSACTIONS:

Vote related-party transactions on a CASE-BY-CASE basis.

COMPENSATION PLANS:

Vote compensation plans on a CASE-BY-CASE basis.

ANTITAKEOVER MECHANISMS:

Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

SHAREHOLDER PROPOSALS:

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

GMO TRUST                                                             Prospectus

                                                                   June 30, 2006


CLASS M SHARES

GMO TRUST OFFERS A BROAD SELECTION
OF INVESTMENT ALTERNATIVES TO INVESTORS.

U.S. EQUITY FUNDS


- U.S. Core Equity Fund


- U.S. Value Fund


- U.S. Growth Fund


INTERNATIONAL EQUITY FUNDS

- International Intrinsic Value Fund


- Foreign Fund

- Emerging Countries Fund

This prospectus offers only Class M shares. Information about other funds and classes offered by GMO Trust is contained in separate prospectuses.

GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
40 ROWES WHARF - BOSTON, MASSACHUSETTS 02110

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS


                                                                 PAGE
                                                              -----------
FUND SUMMARIES..............................................            1
  U.S. Equity Funds.........................................            2
     U.S. Core Equity Fund..................................            2
     U.S. Value Fund........................................            4
     U.S. Growth Fund.......................................            6
  International Equity Funds................................            8
     International Intrinsic Value Fund.....................            8
     Foreign Fund...........................................           10
     Emerging Countries Fund................................           12
DESCRIPTION OF PRINCIPAL RISKS..............................           14
MANAGEMENT OF THE TRUST.....................................           18
DETERMINATION OF NET ASSET VALUE............................           20
NAME POLICIES...............................................           21
DISCLOSURE OF PORTFOLIO HOLDINGS............................           22
HOW TO PURCHASE SHARES......................................           22
HOW TO REDEEM SHARES........................................           23
DISTRIBUTION AND SERVICE (12b-1) PLAN.......................           24
DISTRIBUTIONS AND TAXES.....................................           24
FINANCIAL HIGHLIGHTS........................................           26
FUND CODES...........................................   inside back cover
ADDITIONAL INFORMATION......................................   back cover
SHAREHOLDER INQUIRIES.......................................   back cover
DISTRIBUTOR.................................................   back cover

                                 FUND SUMMARIES

     This section contains summary descriptions of each Fund's investment objective, principal investment strategies, principal risks, performance, and fees and expenses. The summaries are not all-inclusive, and a Fund may make investments, employ strategies, and be exposed to risks that are not described in its summary. More information about a Fund's investments and strategies is contained in the Statement of Additional Information ("SAI"). See the back cover of this Prospectus for information about how to receive the SAI.


     FUNDAMENTAL INVESTMENT OBJECTIVES/POLICIES. The Funds' Board of Trustees ("Trustees") may change a Fund's investment objective or policies without shareholder approval unless an objective or policy is identified in this Prospectus or in the SAI as "fundamental." Only the U.S. Core Equity Fund, U.S. Value Fund, U.S. Growth Fund, and International Intrinsic Value Fund have investment objectives that are fundamental.



     TAX CONSEQUENCES AND PORTFOLIO TURNOVER. Unless otherwise specified in this Prospectus or in the SAI, Grantham, Mayo, Van Otterloo & Co. LLC, the Funds' investment manager (the "Manager" or "GMO"), is not obligated to and generally will not consider tax consequences when seeking to achieve a Fund's investment objective (e.g., a Fund may engage in transactions that are not tax efficient for shareholders subject to U.S. federal income tax). Portfolio turnover is not a principal consideration when GMO makes investment decisions for the Funds. Based on its assessment of market conditions, GMO may trade a Fund's investments more frequently at some times than at others. High turnover rates may adversely affect a Fund's performance by generating additional expenses and may result in additional taxable income for its shareholders.



     CERTAIN DEFINITIONS. MANY OF THE FUND SUMMARIES STATE THAT A FUND WILL "INVEST" OR "MAKE INVESTMENTS" IN A PARTICULAR TYPE OF SECURITY OR OTHER ASSET. WHEN USED IN THIS PROSPECTUS, THE TERM "INVEST" INCLUDES BOTH DIRECT INVESTING AND INDIRECT INVESTING AND THE TERM "INVESTMENTS" INCLUDES BOTH DIRECT INVESTMENTS AND INDIRECT INVESTMENTS. FOR INSTANCE, A FUND MAY INVEST INDIRECTLY OR MAKE AN INDIRECT INVESTMENT BY INVESTING IN ANOTHER FUND OR IN DERIVATIVES AND SYNTHETIC INSTRUMENTS WITH ECONOMIC CHARACTERISTICS SIMILAR TO THE UNDERLYING ASSET. THE MANAGER DEFINES "EQUITY INVESTMENTS" AS INVESTMENTS IN COMMON STOCKS AND OTHER STOCK-RELATED SECURITIES, SUCH AS PREFERRED STOCKS, CONVERTIBLE SECURITIES, AND DEPOSITARY RECEIPTS.



     FUND NAME POLICIES. To comply with Securities and Exchange Commission ("SEC") rules regarding the use of descriptive words in a fund's name, some Funds have adopted policies of investing at least 80% of their net assets plus any borrowings made for investment purposes in specific types of investments, industries, countries, or geographic regions (each policy, a "Name Policy"). Each such Fund's Name Policy is described in the "Principal investment strategies" section of its summary description. See also "Name Policies" for more information regarding each such Fund's Name Policy.



     PRINCIPAL RISKS. Investing in mutual funds involves risk, including the risk that the strategies and techniques of the Manager will fail to produce the desired results (see "Management of the Trust" for a description of the Manager and "Description of Principal Risks -- Management Risk" for a more detailed discussion of this risk). Each Fund is subject to risks based on the types of investments in its portfolio and on the investment strategies it employs. You should refer to "Description of Principal Risks" in this Prospectus for a more detailed discussion of the principal risks of investing in the Funds. A Fund may be exposed to risks in addition to the principal risks described in this Prospectus.



     All of the Funds are subject to the risk that war, terrorism, and related geopolitical events may lead to increased short-term market volatility and have adverse long-term effects on U.S. and world economies and markets generally, as well as adverse effects on issuers of securities and the value of the Funds' investments.



     In addition, to the extent that a Fund's shares are held by large shareholders, such as institutional investors or asset allocation funds, it will be subject to the risk that these shareholders will reallocate or rebalance their investments, which may cause the Fund to have to sell portfolio securities in order to satisfy redemption requests or purchase portfolio securities in order to invest cash as a result of such transactions and, in turn, could have adverse effects on the Fund's performance, accelerate the realization of taxable income to shareholders, and increase transaction costs. See "Description of Principal Risks - Market Disruption and Geopolitical Risk" and "- Large Shareholder Risk" for a more detailed discussion of these risks.



     Many of the Funds, by themselves, do not constitute complete investment programs and an investment in any such Fund should only be considered as part of a diversified portfolio that includes other investments. You should also keep in mind that an investment in a Fund is not a bank deposit and therefore is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



     OUTPERFORMANCE OF BENCHMARK STATEMENTS.  In many cases, a "Benchmark"
section in the following summaries provides a margin by which a Fund seeks to outperform its benchmark over a market cycle. There can be no assurance that these goals will be achieved. The stated goals are, however, intended to give some comparative information about the amount of risk taken by a Fund in relation to its benchmark (also called "tracking error"). Thus, for example, a Fund that seeks to outperform its index by 3% over a market cycle is expected to involve higher risk relative to its benchmark (tracking error) than a Fund seeking to outperform its index by 2%, which, in turn, will have higher tracking error than a Fund seeking to replicate the performance of an index. Each Fund's "outperformance goals" speak only as of the date of this Prospectus; these goals may change from time to time without notice to shareholders.



     FUND CODES. See "Fund Codes" on the inside back cover of this Prospectus for information regarding the ticker, symbol, and CUSIP number for the Class M shares of each Fund. This Prospectus does not offer shares in any state where they may not lawfully be offered.

                               U.S. EQUITY FUNDS

 GMO U.S. CORE EQUITY FUND


                                                    Fund Inception Date: 9/16/05



INVESTMENT OBJECTIVE


     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.


PRINCIPAL INVESTMENT STRATEGIES

     The Fund typically makes equity investments in companies that issue stocks included in the S&P 500 Index, a U.S. stock index, and in companies with similar size characteristics. Under normal circumstances, the Fund invests at least 80% of its assets in equity investments tied economically to the U.S.



     The Manager uses proprietary research and quantitative models to seek out stocks it believes are undervalued (generally, stocks trading at prices below what the Manager believes to be their fundamental value) or stocks it believes have improving fundamentals and positive sentiment. The Manager also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks), position size, industry and sector weights, and market capitalization. The factors considered and models used by the Manager may change over time.



     The Fund generally seeks to be fully invested and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); and/or (iii) manage risk by implementing shifts in investment exposure.


BENCHMARK

     The Fund's benchmark is the S&P 500 Index, an index of large capitalization U.S. stocks, independently maintained and published by Standard & Poor's. As of May 31, 2006, the market capitalization of companies that issue stocks included in the S&P 500 Index ranged from $ million to $ billion. The Fund seeks to outperform its benchmark by % per year, net of fees, over a complete market cycle.


PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see "Description of Principal Risks."



- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund's investments and periods of poor performance.



     Other principal risks of an investment in the Fund include Market
Risk - Value Securities (risk that the market may not recognize the value of securities purchased by the Fund, causing their prices to decline or fail to approach the value that the Manager anticipates), Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), and Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty).

                                                       GMO U.S. CORE EQUITY FUND



PERFORMANCE
    The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.



    The Fund is the successor to GMO U.S. Core Fund, another series of GMO Trust with an investment objective and policies and restrictions that are substantially identical to those of the Fund. Performance of the Fund prior to September 16, 2005 is that of GMO U.S. Core Fund and reflects GMO U.S. Core Fund's annual operating expenses (0.02% higher than that of the Fund).



                      ANNUAL TOTAL RETURN/Class M Shares*


                            Years Ending December 31


[Graph]


                                                                       U.S. CORE EQUITY FUND (%)
                                                                       -------------------------
2003                                                                             26.34
2004                                                                              9.51
2005


                         Highest Quarter:     % (    )


                          Lowest Quarter:     % (    )



             Year-to-Date (as of 3/31/06):     %

                          AVERAGE ANNUAL TOTAL RETURNS

                        Periods Ending December 31, 2005



----------------------------------------------------------------------------
                                  1 YEAR   5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS M                                                        4/15/02*
----------------------------------------------------------------------------
 RETURN BEFORE TAXES                   %      N/A        N/A           %
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                        %      N/A        N/A           %
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND
  SHARES                               %      N/A        N/A           %
----------------------------------------------------------------------------
 S&P 500 INDEX                         %      N/A        N/A           %
----------------------------------------------------------------------------



* Performance information presented for Class M shares of the Fund is that of Class M shares of GMO U.S. Core Fund for all periods prior to September 16, 2005.


FEES AND EXPENSES

    The table below shows the expected cost of investing in the Fund.



  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of average daily net assets)
  --------------------------------------------------------------------------------------------------
  Management fee                                                                              0.31%(1)
  Distribution (12b-1) fee                                                                    0.25%(1)
  Other expenses                                                                                  %(1)
  Administration fee                                                                          0.20%(2)
  Total annual operating expenses                                                                 %(1)
    Expense reimbursement                                                                         %(3)
  Net annual expenses                                                                             %(1)



[(1) The Fund is the successor to GMO U.S. Core Fund. The Fund's operating expenses set forth in the table above are based on amounts incurred by GMO U.S. Core Fund (for periods prior to September 16, 2005) and the Fund (for periods on and after September 16, 2005) for the complete fiscal year ended February 28, 2006, except that the Fund's annual total operating expenses have been restated to reflect the Fund's lower management fee rate of 0.31% (GMO U.S. Core Fund's management fee rate was 0.33%).]



(2) The administration fee is payable to the Manager. The Manager uses the administration fee to defray its expenses (or the expenses of a third party) in providing administration and record keeping services to marketplaces where Fund shares may be purchased. The Manager does not reimburse the administration fee (see note 3).


(3) The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2007 to the extent the Fund's total annual operating expenses (excluding the administration fee, distribution (12b-1) fee, and other expenses described on page [ ] of this Prospectus) exceed 0.31% of the Fund's average daily net assets.


EXAMPLE

    This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.



                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class M                                                         $        $         $          $


             * After reimbursement

                                                    Fund Inception Date: 9/16/05


 GMO U.S. VALUE FUND


INVESTMENT OBJECTIVE

     Long-term capital growth. The Fund seeks to achieve its objective by outperforming its benchmark.


PRINCIPAL INVESTMENT STRATEGIES

     The Fund typically makes equity investments in companies that issue stocks included in the Russell 1000 Index, a U.S. stock index, and in companies with similar size characteristics. As of May 31, 2006, the market capitalization of companies that issue stocks included in the Russell 1000 Index ranged from $ million to $ billion. Under normal circumstances, the Fund invests at least 80% of its assets in investments tied economically to the U.S. The Fund typically holds fewer than 100 stocks.



     The Manager uses proprietary quantitative models to identify an initial group of stocks trading at prices below what the Manager believes to be their fundamental value. The Manager then applies traditional fundamental analysis to evaluate the financial, operational, and management strength of the issuers of those stocks. The Manager also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks), position size, industry and sector weights, and market capitalization. The factors considered and models used by the Manager may change over time.



     The Fund generally seeks to be fully invested and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); and/or (iii) manage risk by implementing shifts in investment exposure.


BENCHMARK

     The Fund's benchmark is the Russell 1000 Value Index, which measures the performance of those stocks included in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Value Index is independently maintained and published by the Frank Russell Company.
The Fund seeks to outperform its benchmark by   -  % per year, net of fees, over
a complete market cycle.


PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see "Description of Principal Risks."



- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund's investments and periods of poor performance.



- Market Risk - Value Securities - The Fund purchases some equity securities ("value securities") primarily because they are selling at prices lower than what the Manager believes to be their fundamental value. The Fund bears the risk that the companies that issued those securities may not overcome the adverse business developments or other factors causing their securities to be underpriced, or that the market may never come to recognize their fundamental value.



- Non-Diversification Risk - The Fund is a non-diversified investment company, which means it is allowed to invest in securities of a relatively small number of companies. Because the Fund may invest a greater percentage of its assets in the securities of a single issuer than if it were diversified, a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified.



     Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), and Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty).

                                                             GMO U.S. VALUE FUND


PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by showing the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.



     The Fund is the successor to GMO Value Fund, another series of GMO Trust with an investment objective and policies and restrictions that are substantially identical to those of the Fund. Performance of the Fund prior to September 16, 2005 is that of GMO Value Fund and reflects GMO Value Fund's annual operating expenses (0.02% higher than that of the Fund).



                      ANNUAL TOTAL RETURN/Class M Shares*


                            Years Ending December 31





                                                                          U.S. VALUE FUND (%)
                                                                          -------------------
2003                                                                             28.76
2004                                                                             12.33
2005



                         Highest Quarter:     % (    )


                          Lowest Quarter:     % (    )


                      Year to Date (as of 3/31/06):     %


                          AVERAGE ANNUAL TOTAL RETURNS

                        Periods Ending December 31, 2005



----------------------------------------------------------------------------
                                 1 YEAR   5 YEARS   10 YEARS    INCEPT.
----------------------------------------------------------------------------
 CLASS M                                                       1/10/02*
----------------------------------------------------------------------------
 RETURN BEFORE TAXES                  %      N/A        N/A            %
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                       %      N/A        N/A            %
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                         %      N/A        N/A            %
----------------------------------------------------------------------------
 RUSSELL 1000 VALUE INDEX             %      N/A        N/A            %
----------------------------------------------------------------------------



* Performance information presented for Class M shares of the Fund is that of Class M shares of GMO Value Fund for all periods prior to September 16, 2005.


FEES AND EXPENSES

     The table below shows the expected cost of investing in the Fund.



  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of average daily net assets)
  -------------------------------------------------------------------------------------------------
  Management fee                                                                              0.44%(1)
  Distribution (12b-1) fee                                                                    0.25%(1)
  Other expenses                                                                                  %(1)
  Administration fee                                                                          0.20%(2)
  Total annual operating expenses                                                                 %(1)
    Expense reimbursement                                                                         %(3)
  Net annual expenses                                                                             %(1)



[(1) The Fund is the successor to GMO Value Fund. The Fund's operating expenses set forth in the table above are based on amounts incurred by GMO Value Fund (for periods prior to September 16, 2005) and the Fund (for periods on and after September 16, 2005) for the complete fiscal year ended February 28, 2006, except that the Fund's annual total operating expenses have been restated to reflect the Fund's lower management fee rate of 0.44% (GMO Value Fund's management fee rate was 0.46%).]



(2) The administration fee is payable to the Manager. The Manager uses the administration fee to defray its expenses (or the expenses of a third party) in providing administration and record keeping services to marketplaces where Fund shares may be purchased. The Manager does not reimburse the administration fee (see note 3).



(3) The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2007 to the extent the Fund's total annual operating expenses (excluding the administration fee, distribution (12b-1) fee, and other expenses described on page [ ] of this Prospectus) exceed 0.44% of the Fund's average daily net assets.


EXAMPLE

     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.



                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class M                                                         $        $          $         $



             * After reimbursement

                                                    Fund Inception Date: 9/16/05


 GMO U.S. GROWTH FUND


INVESTMENT OBJECTIVE

     Long-term capital growth. The Fund seeks to achieve its objective by outperforming its benchmark.


PRINCIPAL INVESTMENT STRATEGIES

     The Fund typically makes equity investments in U.S. companies that issue stocks included in the Russell 1000 Index, a U.S. stock index, and in companies with similar size characteristics. As of May 31, 2006, the market capitalization of companies that issue stocks included in the Russell 1000 Index ranged from $ million to $ billion. Under normal circumstances, the Fund invests at least 80% of its assets in investments tied economically to the U.S.



     The Manager uses proprietary research and quantitative models to seek out stocks it believes have improving fundamentals and positive sentiment or stocks it believes are undervalued (generally, stocks the Manager believes are undervalued trade at prices below what the Manager believes to be their fundamental value). The Manager also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks), position size, industry and sector weights, and market capitalization. The factors considered and models used by the Manager may change over time.



     The Fund generally seeks to be fully invested and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); and/or (iii) manage risk by implementing shifts in investment exposure.


BENCHMARK

     The Fund's benchmark is the Russell 1000 Growth Index, which measures the performance of those stocks included in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is independently maintained and published by the Frank Russell
Company. The Fund seeks to outperform its benchmark by      % per year, net of
fees, over a complete market cycle.


PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see "Description of Principal Risks."



- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund's investments and periods of poor performance.



- Market Risk - Growth Securities - The Fund purchases some equity securities ("growth securities") primarily because the Manager believes that they will experience relatively rapid earnings growth. These securities typically trade at higher multiples of current earnings than other securities. Growth securities are often more sensitive to market fluctuations, since their market prices are highly sensitive to future earnings expectations.



     Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty), and Non-Diversification Risk (the Fund is a non-diversified investment company and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified).

                                                            GMO U.S. GROWTH FUND



PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.



     The Fund is the successor to GMO Growth Fund, another series of GMO Trust with an investment objective and policies and restrictions that are substantially identical to those of the Fund. Performance of the Fund prior to September 16, 2005 is that of GMO Growth Fund and reflects GMO Growth Fund's annual operating expenses (0.02% higher than that of the Fund).



                      ANNUAL TOTAL RETURN/Class M Shares*


                            Years Ending December 31

[GRAPH]

                                                                         U.S. GROWTH FUND (%)
                                                                         --------------------
2003                                                                             28.21
2004                                                                              4.80
2005


                        Highest Quarter:     % (      )


                         Lowest Quarter:     % (      )


                       Year-to-Date (as of 3/31/06):    %


                          AVERAGE ANNUAL TOTAL RETURNS

                        Periods Ending December 31, 2005



-----------------------------------------------------------------------------
                                   1 YEAR   5 YEARS   10 YEARS   INCEPT.
-----------------------------------------------------------------------------
 CLASS M                                                          9/11/02*
-----------------------------------------------------------------------------
 RETURN BEFORE TAXES                    %      N/A        N/A           %
-----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                         %      N/A        N/A           %
-----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND
  SHARES                                %      N/A        N/A           %
-----------------------------------------------------------------------------
 RUSSELL 1000 GROWTH INDEX              %      N/A        N/A           %
-----------------------------------------------------------------------------





* Performance information presented for Class M shares of the Fund is that of Class M shares of GMO Growth Fund for all periods prior to September 16, 2005.


FEES AND EXPENSES

     The table below shows the expected cost of investing in the Fund.



  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of average daily net assets)
  -------------------------------------------------------------------------------------------------
  Management fee                                                                             0.31%(1)
  Distribution (12b-1) fee                                                                   0.25%(1)
  Other expenses                                                                                 %(1)
  Administration fee                                                                         0.20%(2)
  Total annual operating expenses                                                                %(1)
    Expense reimbursement                                                                        %(3)
  Net annual expenses                                                                            %(1)



[(1) The Fund is the successor to GMO Growth Fund. The Fund's operating expenses set forth in the table above are based on amounts incurred by GMO Growth Fund (for periods prior to September 16, 2005) and the Fund (for periods on and after September 16, 2005) for the complete fiscal year ended February 28, 2006, except that the Fund's annual total operating expenses have been restated to reflect the Fund's lower management fee rate of 0.31% (GMO Growth Fund's management fee rate was 0.33%).]


(2) The administration fee is payable to the Manager. The Manager uses the administration fee to defray its expenses (or the expenses of a third party) in providing administration and record keeping services to marketplaces where Fund shares may be purchased. The Manager does not reimburse the administration fee (see note 3).

(3) The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2007 to the extent the Fund's total annual operating expenses (excluding the administration fee, distribution (12b-1) fee, and other expenses described on page [ ] of this Prospectus) exceed 0.31% of the Fund's average daily net assets.


EXAMPLE

     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.



                                                              1 YEAR*    3 YEARS   5 YEARS   10 YEARS
                                                              -------    -------   -------   --------
Class M                                                         $         $         $         $



             * After reimbursement

                           INTERNATIONAL EQUITY FUNDS

 GMO INTERNATIONAL INTRINSIC VALUE FUND             Fund Inception Date: 3/31/87

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund typically invests in equity investments from developed markets other than the U.S.


     The Manager uses proprietary research and quantitative models to evaluate and select individual stocks, countries, and currencies based on several factors, including:


- Stocks - valuation (including quality factors) and momentum;



- Countries - aggregate stock market valuations, GDP and stock market trends, and positive market sentiment; and


- Currencies - export and producer price parity, balance of payments, and interest rate differentials.


     When evaluating stocks, the Manager ranks stocks based on valuation measures, giving increased weight to stocks it believes are of higher quality, as measured by sustained high levels of profitability and lower levels of debt. The Manager's valuation analysis also may utilize quantitative models to predict a company's future free cash flow. The Manager uses momentum measures to further rank stocks that have been pre-screened for value characteristics. The Manager seeks to select stocks that score highly on valuation and momentum measures. The factors considered and models used by the Manager may change over time. In using these models to construct the Fund's portfolio, the Manager expects that stock selection will reflect a significant bias for value stocks over growth stocks.



     The Fund generally seeks to be fully invested and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments);
(iii) manage risk by implementing shifts in investment exposure; and/or (iv) adjust its foreign currency exposure. The Fund's foreign currency exposure may differ from the currency exposure represented by its equity investments. In addition, the Fund may take active overweighted and underweighted positions in particular currencies relative to its benchmark.


BENCHMARK

     The Fund's benchmark is the S&P/Citigroup Primary Market Index ("PMI") Europe, Pacific, Asia Composite ("EPAC") Value Style Index, an independently maintained and published index composed of those stocks in the EPAC regions of the PMI that have a value style. The PMI is the large-capitalization stock component of the S&P/Citigroup Broad Market Index ("BMI") (which includes listed shares of companies from developed and emerging market countries with a total available (float) market capitalization of at least the local equivalent of $100 million), representing the top 80% of available (float) capital of the BMI in
each country. The Fund seeks to outperform its benchmark by   % per year, net of
fees, over a complete market cycle.


PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see "Description of Principal Risks."


- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund's investments and periods of poor performance.



- Foreign Investment Risk - The value of foreign securities may change more rapidly and to a greater extent than U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment, capital, or exchange control regulations may adversely affect the Fund's foreign investments.


- Currency Risk - Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's foreign currency holdings and investments denominated in foreign currencies. To the extent the Fund hedges its foreign currency exposure, it is exposed to the risk that the U.S. dollar will decline relative to the hedged currency.


- Market Risk - Value Securities - The Fund purchases some equity securities ("value securities") primarily because they are selling at prices lower than what the Manager believes to be their fundamental value. The Fund bears the risk that the companies that issued those securities may not overcome the adverse business developments or other factors causing their securities to be underpriced, or that the market may never come to recognize their fundamental value.



     Other principal risks of an investment in the Fund include Liquidity Risk (difficulty in selling Fund investments), Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the
Fund), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty), and Smaller Company Risk (greater market risk and liquidity risk resulting from investments in companies with smaller capitalizations).

                                          GMO INTERNATIONAL INTRINSIC VALUE FUND

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for the calendar period and since inception with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative indices do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.



                      ANNUAL TOTAL RETURN/Class M Shares*

                            Years Ending December 31
[GRAPH]

                                                                 INTERNATIONAL INTRINSIC VALUE FUND(%)
                                                                 -------------------------------------
2004                                                                             24.91
2005                                                                             13.92


                        Highest Quarter: 14.38% (4Q2004)
                        Lowest Quarter: -0.14% (2Q2005)
                      Year-to-Date (as of 3/31/06):     %



* Since inception of Class M shares.


                          AVERAGE ANNUAL TOTAL RETURNS

                        Periods Ending December 31, 2005



-----------------------------------------------------------------------------
                                    1 YEAR   5 YEARS   10 YEARS   INCEPT.
-----------------------------------------------------------------------------
 CLASS M                                                          10/2/03*
-----------------------------------------------------------------------------
 RETURN BEFORE TAXES                13.92%     N/A       N/A       23.62%
-----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                     13.05%     N/A       N/A       22.92%
-----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND
  SHARES                            10.34%     N/A       N/A       20.48%
-----------------------------------------------------------------------------
 S&P/CITIGROUP PMI EPAC VALUE
  STYLE INDEX(a)                    15.65%     N/A       N/A       24.29%
-----------------------------------------------------------------------------
 MSCI EAFE INDEX(b)                 13.54%     N/A       N/A       21.63%
-----------------------------------------------------------------------------


(a) Fund's benchmark.

(b) The MSCI EAFE Index (Europe, Australasia, and Far East) is a large capitalization international stock index, which is independently maintained and published by Morgan Stanley Capital International.


FEES AND EXPENSES
     The table below shows the expected cost of investing in the Fund.


  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of average daily net assets)
  --------------------------------------------------------------------------------------------
  Management fee                                                                          0.54%
  Distribution (12b-1) fee                                                                0.25%
  Other expenses                                                                              %
  Administration fee                                                                      0.20%(1)
  Total annual operating expenses                                                             %
    Expense reimbursement                                                                     %(2)
  Net annual expenses                                                                         %



(1) The administration fee is payable to the Manager. The Manager uses the administration fee to defray its expenses (or the expenses of a third party) in providing administration and record keeping services to marketplaces where Fund shares may be purchased. The Manager does not reimburse the administration fee (see note 2).


(2) The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2007 to the extent the Fund's total annual operating expenses (excluding the administration fee, distribution (12b-1) fee, and other expenses described on page [ ] of this Prospectus) exceed 0.54% of the Fund's average daily net assets.


EXAMPLE

     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.



                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class M                                                        $         $         $         $
* After reimbursement

 GMO FOREIGN FUND
                                                    Fund Inception Date: 6/28/96

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically makes equity investments in non-U.S. companies, including the companies that issue stocks included in the MSCI international developed markets and emerging markets universes (the universes of securities from which the MSCI EAFE Index is constructed). Under normal circumstances, the Fund invests at least 80% of its assets in investments tied economically to countries outside the U.S.


- Stock selection - The Manager selects stocks using fundamental analysis that is informed by a disciplined quantitative screening process. The Manager separates companies with valuations it believes are deservedly low from those it believes represent investment opportunities. The Manager analyzes companies for financial, operational, and managerial strength and compares them to their global, regional, and local industry peers. Company visits by the Manager to evaluate management and production facilities and other meetings with management are an integral part of the investment process.



- Country selection - The Fund's country selections relative to its benchmark are determined by a cumulative quantitative value score for each country together with the Manager's evaluation of the country's fundamentals. The Fund may take significant overweighted or underweighted positions in particular countries relative to the Fund's benchmark.



     The Fund generally seeks to be fully invested and generally will not take temporary defensive positions, but may hold up to 10% of its total assets in cash and high quality money market instruments in order to manage cash inflows and outflows as a result of Shareholder purchases and redemptions. The Fund may make investments in emerging markets, but these investments generally will represent 10% or less of the Fund's total assets. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts, to adjust its foreign currency exposure.


BENCHMARK

     The Fund's benchmark is the MSCI EAFE Index (Europe, Australasia, and Far
East), a large capitalization international stock index that is independently maintained and published by Morgan Stanley Capital International. The Fund seeks
to outperform its benchmark by   % per year, net of fees, over a complete market
cycle.


PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund's investments and periods of poor performance.


- Foreign Investment Risk - The value of foreign securities may change more rapidly and to a greater extent than U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment, capital, or exchange control regulations may adversely affect the Fund's foreign investments. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for the Fund's investments in emerging markets, the economies of which tend to be more volatile than the economies of developed countries.



- Currency Risk - Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's foreign currency holdings and investments denominated in foreign currencies. To the extent the Fund hedges its foreign currency exposure, it is exposed to the risk that the U.S. dollar will decline relative to the hedged currency.



- Market Risk - Value Securities - The Fund purchases some equity securities ("value securities") primarily because they are selling at prices lower than what the Manager believes to be their fundamental value. The Fund bears the risk that the companies that issued those securities may not overcome the adverse business developments or other factors causing their securities to be underpriced, or that the market may never come to recognize their fundamental value.



     Other principal risks of an investment in the Fund include Liquidity Risk (difficulty in selling Fund investments), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty), Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Smaller Company Risk (greater market risk and liquidity risk resulting from investments in companies with smaller capitalizations), and Non-Diversification Risk (the Fund is a non-diversified investment company and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified).

                                                                GMO FOREIGN FUND

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.



                      ANNUAL TOTAL RETURN/Class M Shares*


                            Years Ending December 31

(BAR GRAPH)

                                                                           FOREIGN FUND (%)
                                                                           ----------------
2003                                                                             40.33
2004                                                                             21.68
2005                                                                             13.29


                        Highest Quarter: 18.58% (2Q2003)
                        Lowest Quarter: -5.93% (1Q2003)
                      Year-to-Date (as of 3/31/06):     %




* Since inception of Class M shares.

                          AVERAGE ANNUAL TOTAL RETURNS

                        Periods Ending December 31, 2005



-----------------------------------------------------------------------------
                                    1 YEAR   5 YEARS   10 YEARS   INCEPT.
-----------------------------------------------------------------------------
 CLASS M                                                          1/25/02*
-----------------------------------------------------------------------------
 RETURN BEFORE TAXES                13.29%      N/A        N/A     17.01%
-----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                     12.09%      N/A        N/A     16.29%
-----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND
  SHARES                            10.16%      N/A        N/A     14.72%
-----------------------------------------------------------------------------
 MSCI EAFE INDEX                    13.54%      N/A        N/A     13.81%
-----------------------------------------------------------------------------




FEES AND EXPENSES
     The table below shows the expected cost of investing in the Fund.


                             ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of average daily net assets)
  --------------------------------------------------------------------------------------------
  Management fee                                                                          0.60%
  Distribution (12b-1) fee                                                                0.25%
  Other expenses                                                                              %
  Administration fee                                                                      0.20%(1)
  Total annual operating expenses                                                             %
    Expense reimbursement                                                                     %(2)
  Net annual expenses                                                                         %


(1) The administration fee is payable to the Manager. The Manager uses the administration fee to defray its expenses (or the expenses of a third party) in providing administration and record keeping services to marketplaces where Fund shares may be purchased. The Manager does not reimburse the administration fee (see note 2).

(2) The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2007 to the extent the Fund's total annual operating expenses (excluding the administration fee, distribution (12b-1) fee, and other
expenses described on page   of this Prospectus) exceed 0.60% of the Fund's
average daily net assets.


EXAMPLE

     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                                              1 YEAR**   3 YEARS   5 YEARS   10 YEARS
                                                              --------   -------   -------   --------
Class M                                                         $         $         $         $


       ** After reimbursement

                                                    Fund Inception Date: 8/29/97
 GMO EMERGING COUNTRIES FUND

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund typically makes equity investments in companies whose stocks are traded in the securities markets of the world's non-developed markets, which excludes any countries that are included in the MSCI EAFE Index, a developed markets index ("emerging countries"). Under normal circumstances, the Fund invests at least 80% of its assets in investments tied economically to emerging countries.



     The Manager uses proprietary research, quantitative models, and fundamental analysis to evaluate and select individual countries and stocks. Country selection generally is the most significant factor affecting the Fund's performance relative to its benchmark. The Manager's evaluation and selection decisions for countries and stocks are based on several factors and models, including:



- Countries - value, momentum, and macroeconomic models; and



- Stocks - earnings and price momentum, price to earnings ratios, price to book ratios, and quality.



The factors considered and models used by the Manager may change over time. The Fund has a value bias relative to many other traditional emerging markets funds.



     The Fund generally seeks to be fully invested and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, warrants, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); (iii) manage risk by implementing shifts in investment exposure; and/or (iv) adjust its foreign currency exposure. The Fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments. In addition, the Fund may take active overweighted and underweighted positions in particular currencies relative to its benchmark.


BENCHMARK

     The Fund's benchmark is the S&P/IFCI (Investable) Composite Index, which is independently maintained and published by Standard & Poor's and is a market capitalization-weighted index of the performance of securities traded on stock exchanges of 22 different emerging countries, calculated on a total return
basis. The Fund seeks to outperform its benchmark by   % per year, net of fees,
over a complete market cycle.


PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see "Description of Principal Risks."


- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund's investments and periods of poor performance.



- Foreign Investment Risk - The value of foreign securities may change more rapidly and to a greater extent than U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment, capital, or exchange control regulations may adversely affect the Fund's foreign investments. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for the Fund's investments in emerging countries, whose economies tend to be more volatile than the economies of developed countries.


- Currency Risk - Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's foreign currency holdings and investments denominated in foreign currencies. To the extent the Fund hedges its foreign currency exposure, it is exposed to the risk that the U.S. dollar will decline relative to the hedged currency.


- Liquidity Risk - The Fund's ability to sell securities or close out derivatives positions at desirable prices may be adversely affected by limited trading volume, lack of a market maker, or legal restrictions. Such risks are particularly pronounced for the Fund because it makes emerging countries investments, which are not widely traded and which may be subject to purchase and sale restrictions, and may make investments in companies with smaller market capitalizations (see "Smaller Companies Risk" below). In addition, the Fund may buy securities that are less liquid than those in its benchmark.



- Smaller Company Risk - The securities of companies with smaller market capitalizations may trade less frequently and in lesser quantities than more widely held securities, and their value may fluctuate more sharply than those securities. The Fund may buy securities that have smaller market capitalizations than those in its benchmark.



     Other principal risks of an investment in the Fund include Focused Investment Risk (increased risk from focusing investments in a limited number of countries or geographic regions), Market Risk - Value Securities (risk that the market may not recognize the value of securities purchased by the Fund, causing their prices to decline or fail to approach the value that the Manager anticipates), Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty), and Non-Diversification Risk (the Fund is a non-diversified investment company and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified).

                                                     GMO EMERGING COUNTRIES FUND

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.



                      ANNUAL TOTAL RETURN/Class M Shares*


                            Years Ending December 31





                                                                      EMERGING COUNTRIES FUND (%)
                                                                      ---------------------------
2003                                                                             68.79
2004                                                                             26.55
2005                                                                             35.97



                        Highest Quarter: 24.42% (2Q2003)
                        Lowest Quarter: -10.61% (2Q2004)
                      Year-to-Date (as of 3/31/06):     %




* Since inception of Class M shares.


                          AVERAGE ANNUAL TOTAL RETURNS

                        Periods Ending December 31, 2005



----------------------------------------------------------------------------
                                  1 YEAR   5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS M                                                        7/9/02*
----------------------------------------------------------------------------
 RETURN BEFORE TAXES              35.97%      N/A        N/A      30.06%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                   33.48%      N/A        N/A      27.92%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND
  SHARES                          26.14%      N/A        N/A      25.81%
----------------------------------------------------------------------------
 S&P/IFCI (INVESTABLE) COMPOSITE
  INDEX                           35.19%      N/A        N/A      28.93%
----------------------------------------------------------------------------


FEES AND EXPENSES
     The table below shows the expected cost of investing in the Fund.


  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of average daily net assets)
  --------------------------------------------------------------------------------------------
  Management fee                                                                          0.65%
  Distribution (12b-1) fee                                                                0.25%
  Other expenses                                                                              %
  Administration fee                                                                      0.20%(1)
  Total annual operating expenses                                                             %
    Expense reimbursement                                                                     %(2)
  Net annual expenses                                                                         %


(1) The administration fee is payable to the Manager. The Manager uses the administration fee to defray its expenses (or the expenses of a third party) in providing administration and record keeping services to marketplaces where Fund shares may be purchased. The Manager does not reimburse the administration fee (see note 2).

(2) The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2007 to the extent the Fund's total annual operating expenses (excluding the administration fee, distribution (12b-1) fee, expenses incurred indirectly by investment in underlying Funds, and other expenses
described on page    of this Prospectus) exceed 1.00% of the Fund's average
daily net assets.


EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                                              1 YEAR**   3 YEARS   5 YEARS   10 YEARS
                                                              --------   -------   -------   --------
Class M                                                         $         $         $         $


       ** After reimbursement

                         DESCRIPTION OF PRINCIPAL RISKS

     The following chart identifies the Principal Risks associated with each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

------------------------------------------------------------------------------------------------------------------

                                         MARKET RISK--               SMALLER                  FOREIGN
                                            EQUITY       LIQUIDITY   COMPANY   DERIVATIVES   INVESTMENT   CURRENCY
                                          SECURITIES       RISK       RISK        RISK          RISK        RISK
------------------------------------------------------------------------------------------------------------------
 U.S. EQUITY FUNDS
------------------------------------------------------------------------------------------------------------------
 U.S. Core Equity Fund                        --                                   --
------------------------------------------------------------------------------------------------------------------
 U.S. Value Fund                              --                                   --
------------------------------------------------------------------------------------------------------------------
 U.S. Growth Fund                             --                                   --
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL EQUITY FUNDS
------------------------------------------------------------------------------------------------------------------
 International Intrinsic Value Fund           --            --         --          --           --          --
------------------------------------------------------------------------------------------------------------------
 Foreign Fund                                 --            --         --          --           --          --
------------------------------------------------------------------------------------------------------------------
 Emerging Countries Fund                      --            --         --          --           --          --
------------------------------------------------------------------------------------------------------------------

---------------------------------------  -------------------------------------------------------------------------------------
                                                                                          MARKET
                                                                                        DISRUPTION
                                              NON-          FOCUSED      CREDIT AND        AND           LARGE
                                         DIVERSIFICATION   INVESTMENT   COUNTERPARTY   GEOPOLITICAL   SHAREHOLDER   MANAGEMENT
                                              RISK            RISK          RISK           RISK          RISK          RISK
---------------------------------------  -------------------------------------------------------------------------------------
 U.S. EQUITY FUNDS
------------------------------------------------------------------------------------------------------------------
 U.S. Core Equity Fund                                                      --             --             --           --
------------------------------------------------------------------------------------------------------------------
 U.S. Value Fund                               --                           --             --             --           --
------------------------------------------------------------------------------------------------------------------
 U.S. Growth Fund                              --                           --             --             --           --
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL EQUITY FUNDS
------------------------------------------------------------------------------------------------------------------
 International Intrinsic Value Fund                                         --             --             --           --
------------------------------------------------------------------------------------------------------------------
 Foreign Fund                                  --                           --             --             --           --
------------------------------------------------------------------------------------------------------------------
 Emerging Countries Fund                       --             --            --             --             --           --
------------------------------------------------------------------------------------------------------------------

     Factors that may affect a particular Fund's portfolio as a whole are called "principal risks" and are summarized in this section. This summary describes the nature of these principal risks and certain related risks, but is not intended to include every potential risk. All Funds could be subject to additional risks because the types of investments made by each Fund may change over time. The SAI includes more information about the Funds and their investments.


      -- MARKET RISK - EQUITY SECURITIES. All of the Funds are subject to market risk, which is the risk of unfavorable changes in the value of the securities owned by a Fund. General market risks associated with investments in equity securities include the following:


     A principal risk of each Fund that has a significant investment in equity securities is that those securities will decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Equity securities may decline in value for a number of reasons that directly relate to the issuing company, such as management performance, financial leverage, and reduced demand for the issuer's goods or services. They may also decline in value due to factors that affect a particular industry or industries, such as labor shortages, increased production costs, or competitive conditions within an industry. In addition, they may decline in value due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally.

     All of the Funds invest a substantial portion of their assets in equities and generally do not attempt to time the market. Thus, declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of their investments and periods of poor performance.


     Value Securities Risk. Some Funds purchase equity securities (generally referred to as "value securities") primarily because they are selling at prices below what the Manager believes to be their fundamental value and not necessarily because the issuing companies are expected to experience significant earnings growth. The Funds bear the risk that the companies that issued these securities may not overcome the adverse business developments or other factors causing their securities to be underpriced or that the market may never come to recognize their fundamental value. Since the Manager uses value criteria across the Funds, these risks apply to all of the Funds. The risks are particularly pronounced for the U.S. Value Fund, International Intrinsic Value Fund, and Foreign Fund, which invest primarily in value securities.



     Growth Securities Risk. Some Funds purchase equity securities (generally referred to as "growth securities") primarily because the Manager believes that they will experience relatively rapid earnings growth. Growth securities typically trade at higher multiples of current earnings than other securities. Growth securities are often more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. At times when the market is concerned that these expectations may not be met, the prices of growth securities typically fall. All of the Funds are subject to these risks, but these risks are particularly pronounced for the U.S. Growth Fund, which invests primarily in growth securities.



     - LIQUIDITY RISK. A Fund is exposed to liquidity risk when limited trading volume, lack of a market maker, or legal restrictions impair the Fund's ability to sell particular securities or close derivative positions at an advantageous price. All of the Funds are subject to liquidity risk. Funds with principal investment strategies that involve the use of derivatives (in particular over-the-counter ("OTC") derivatives) and/or investment in securities of companies with smaller market capitalizations, foreign securities (in particular emerging market securities), or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. These types of investments, including derivatives, are more likely to be fair valued (see "Determination of Net Asset Value"). Liquidity risk also may exist when a Fund has an obligation to purchase particular securities (e.g., as a result of closing a short position).



     This risk is particularly pronounced for the Emerging Countries Fund, which makes investments in emerging market securities that are not widely traded and that may be subject to purchase and sale restrictions and may make investments in securities of companies with smaller market capitalizations that may trade less frequently and in lesser quantities than more widely held securities. See "Smaller Company Risk" and "Foreign Investment Risk" below for more information on risks associated with securities of companies with smaller market capitalizations and emerging market securities.



     - SMALLER COMPANY RISK. Market risk and liquidity risk are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets, or financial resources or they may depend on a few key employees. In addition, the securities of companies with smaller market capitalizations are less widely held than the securities of companies with larger market capitalizations. The securities of companies with smaller market capitalizations may trade less frequently and in lesser quantities than more widely held securities and their value may fluctuate more sharply than those securities. They may also trade in the OTC market or on a regional exchange, or may otherwise have limited liquidity. Investments in less seasoned companies with smaller market capitalizations may present greater opportunities for growth and capital appreciation, but also involve greater risks than customarily are associated with more established companies with larger market capitalizations. These risks apply to all Funds that invest in the securities of companies with smaller market capitalizations, but are particularly pronounced for Emerging Countries Fund, which may buy securities that have smaller market capitalizations than those in its benchmark.

     - DERIVATIVES RISK. All of the Funds may invest in derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices. Derivatives may relate to securities, interest rates, currencies or currency exchange rates, inflation rates, and related indices. The Funds may use derivatives for many purposes, including hedging and as a substitute for direct investment in securities or other assets. The Funds also may use derivatives as a way to adjust efficiently the exposure of the Funds to various securities, markets, and currencies without the Funds' actually having to sell existing investments and make new investments. This generally is done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of Fund assets and making new investments over time. For a description of the various derivative instruments a Fund may utilize, refer to the SAI.



     The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of derivative instruments exposes a Fund to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty or may obtain the other party's consent to assign the transaction to a third party. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the Fund will succeed in enforcing its contractual right. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund when the Fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation. Although the Manager intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. To the extent a Fund contracts with a limited number of counterparties, the Fund's risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.



     Derivatives also are subject to a number of risks described elsewhere in this section, including market risk, liquidity risk, and credit and counterparty risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to hedge or closely track. The use of derivatives also may increase the taxes payable by shareholders.



     Suitable derivative transactions may not be available in all circumstances. In addition, the Manager may determine not to use derivatives to hedge or otherwise reduce risk exposure. There can be no assurances that a Fund's use of derivatives will be effective or will have the desired results.



     - FOREIGN INVESTMENT RISK. Funds that invest in foreign (non-U.S.) securities are subject to additional and more varied risks because the value of those securities may change more rapidly and to a greater degree than U.S. securities. The securities markets of many foreign countries are relatively small, involving securities of a limited number of companies in a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Foreign portfolio transactions generally involve higher commission rates, transfer taxes, and custodial costs, and holders of foreign securities may be subject to foreign taxes on dividends and interest payable on those securities. Also, for investments in lesser developed countries, nationalization, expropriation or confiscatory taxation, adverse changes in investment, capital, or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political changes, or diplomatic developments could adversely affect the Fund. In the event of a nationalization, expropriation, or other confiscation, a Fund could lose its entire investment in a foreign security.



     Foreign investment risk is a principal risk of each Fund that invests to a material extent in foreign securities. This risk is particularly pronounced for the International Equity Funds, which normally invest a significant portion of their assets in foreign securities. Some of these risks are also applicable to the U.S. Equity Funds because they may invest a portion of their assets in securities of foreign issuers traded in the U.S.



     In addition, Funds that invest a significant portion of their assets in the securities of issuers based in countries with "emerging market" economies are subject to more foreign investment risk than Funds investing primarily in more developed foreign markets. These risks include: high currency exchange rate fluctuations; increased risk of default (including both governmental and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a Fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques; the fact that companies in emerging market countries may be newly organized and may be smaller; the difference in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; difficulties in obtaining and/or enforcing legal judgments; and significantly smaller market capitalizations of issuers. These risks are particularly pronounced for Emerging Countries Fund, which typically invests most of its assets in equity securities of emerging market issuers. Foreign Fund, which may invest to a material extent in securities of emerging market issuers, is also subject to increased foreign investment risk.



     - CURRENCY RISK. Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of a Fund's investments. Currency risk includes both the risk that currencies in which a Fund's investments are traded and/or in which a Fund receives income, or currencies in which a Fund has taken an active investment position will decline in value relative to the U.S. dollar. In the case of hedging positions, currency risk includes the risk that the U.S. dollar will decline in value relative to the foreign currency being hedged. Foreign currency exchange rates may fluctuate significantly for many reasons, including changes in supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks, or supranational agencies such as the International Monetary Fund, and currency controls or other political developments in the U.S. or abroad.



     The International Equity Funds may hedge currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the Fund owns, wants to own, or is exposed to through its investments. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the Fund could lose money on its investment and also lose money on the hedge. The International Equity Funds also may take active currency positions and hedge the currency exposure of the securities in which they have invested. As a result, their currency exposure may differ (in some cases significantly) from the currency exposure of those securities.



     All Funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Currency risk is particularly pronounced for the International Equity Funds, which regularly enter into derivative foreign currency transactions and take active long and short currency positions through exchange-traded and OTC foreign currency instruments for investment purposes. Derivative transactions in foreign currencies (such as futures, forwards, options, and swaps) may involve leveraging risk in addition to currency risk, as described below under "Leveraging Risk."



     - NON-DIVERSIFICATION RISK. Investing in securities of many different issuers can reduce overall risk while investing in securities of a small number of issuers can increase it. The U.S. Value Fund, U.S. Growth Fund, Foreign Fund, and Emerging Countries Fund are not "diversified" investment companies within the meaning of the Investment Company Act of 1940 (the "1940 Act"). This means they are allowed to invest in the securities of a relatively small number of issuers and/or foreign currencies. As a result, credit, market, and other risks associated with their investment strategies or techniques may be more pronounced than if they were "diversified."



     - FOCUSED INVESTMENT RISK. Geographic, industry, or company diversification can reduce overall risk, and concentration of investments in a limited number of countries, geographic regions, or companies or in industries with high positive correlations to one another can increase overall risk. Therefore, Funds whose investments are focused in particular countries, regions, or companies or in industries with high positive correlations to one another (e.g., different industries within broad sectors, such as technology or financial services) should only be considered as part of a diversified portfolio that includes other investments.



     A fund that invests a significant portion of its assets in investments tied economically to a particular geographic region or foreign country has more exposure to regional and country economic risks than a fund making foreign investments throughout the world's economies. The political and economic prospects of one country or group of countries within the same geographic region may impact other countries in that region. In addition, a recession, debt crisis, or decline in currency valuation in one country within the same region can spread to other countries in that region. Furthermore, to the extent a fund invests in the equity securities of companies located in a particular geographic region or foreign country, it may be particularly vulnerable to events affecting companies located in that region or country because those companies may share common characteristics, are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political, or other developments. This risk is present for Emerging Countries Fund.



     - LEVERAGING RISK. A Fund's use of derivatives and the lending of its portfolio securities may cause its portfolio to be leveraged. Leverage increases a Fund's portfolio losses when the value of its investments declines. A Fund's portfolio may be leveraged temporarily if it borrows money to meet redemption requests and/or to settle investment transactions.



     The net long exposure of each Fund (including direct investment in securities and long derivative positions in securities and/or "baskets" or indexes of equity securities (such as swap contracts and futures contracts)) typically will not exceed 100% of the Fund's net assets. However, occasionally a large redemption may result in a temporary net long exposure of over 100% of a Fund's net assets. Funds may manage some of their derivatives positions by maintaining cash or liquid securities with a value equal to the face value of those positions. The Funds also may manage market exposure by offsetting derivatives positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, any such Fund may perform as if it were leveraged.



     - CREDIT AND COUNTERPARTY RISK. This is the risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contract, or a borrower of the Fund's securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.

     A Fund is exposed to counterparty risk to the extent it uses OTC derivatives (such as forward foreign currency contracts and/or swap contracts, as described in "Derivatives Risk" above) or lends its portfolio securities. A Fund is also exposed to counterparty risk to the extent it uses repurchase agreements. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the Fund will succeed in enforcing its contractual rights. Although the Manager intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions.



     - MARKET DISRUPTION AND GEOPOLITICAL RISK. All Funds are subject to the risk that geopolitical events may disrupt securities markets and adversely affect global economies and markets generally. The war with Iraq and its aftermath have had a substantial effect on economies and securities markets in the U.S. and worldwide, and the nature, scope, and duration of the war and the continuing occupation of Iraq cannot be predicted with any certainty. Terrorism in the U.S. and around the world has had a similar global impact and has increased geopolitical risk. The terrorist attacks of September 11, 2001 closed some U.S. securities markets for a four-day period, and similar future events cannot be ruled out. War, terrorism, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Those events as well as other changes in foreign and domestic economic and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Funds' investments. At such times, the Funds' exposure to a number of other risks described elsewhere in this section, including market risk, liquidity risk, and credit and counterparty risk, can increase.



     The value of the Funds' investments may be adversely affected as a result of acts of terrorism and other changes in foreign and domestic economic and political conditions. In addition, market disruptions might make it difficult for the Funds to achieve their goal of generally staying fully invested in the relevant asset class, such as domestic equities or foreign equities, for a period of time. For example, a disruption may cause the Funds' derivative counterparties to discontinue offering derivatives on certain underlying securities, reference rates, or indices or to offer such products on a more limited basis.



     - LARGE SHAREHOLDER RISK. To the extent that the shares of a Fund are held by large shareholders (e.g., institutional investors or asset allocation funds), the Fund will be subject to the risk that these shareholders will reallocate or rebalance their investments. These transactions will affect the Fund, since it may have to sell portfolio securities in order to satisfy redemption requests or purchase portfolio securities in order to invest cash as a result of such transactions. This risk will be particularly pronounced if one shareholder owns a substantial portion of the Fund. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the Fund's performance to the extent that the Fund may be required to sell investments or invest cash at times when it would not otherwise do so. These transactions could also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and could also increase transaction costs.



     - MANAGEMENT RISK. Each Fund is subject to management risk because it relies on the Manager's ability to pursue its investment objective. The Manager applies investment techniques and risk analyses in making investment decisions for the Funds, but there can be no assurance that the Manager will achieve the desired results. The Manager, for example, may fail to use derivatives effectively, choosing to hedge or not to hedge positions when it is least advantageous to do so. The Funds generally do not attempt to time the market and instead generally stay fully invested in the relevant asset class, such as domestic equities or foreign equities. A Fund may buy securities not included in its benchmark, hold securities in very different proportions than its benchmark, and/or engage in other strategies that cause a Fund's experience to differ from that of its benchmark. In those cases, a Fund's performance will depend on the ability of the Manager to choose securities that perform better than securities that are included in the benchmark and/or to utilize those other strategies in a way that adds value relative to the benchmark.


                            MANAGEMENT OF THE TRUST


     GMO, 40 Rowes Wharf, Boston, Massachusetts 02110 provides investment advisory services to the funds of GMO Trust (the "Trust"). GMO is a private company, founded in 1977. As of May 31, 2006, GMO managed on a worldwide basis
more than $[     ] billion for the GMO Funds and institutional investors, such as pension plans, endowments, and foundations.


     Subject to the approval of the Trust's Board of Trustees, the Manager establishes and modifies when necessary the investment strategies of the Funds. In addition to its management services to the Funds, the Manager administers the Funds' business affairs.


     Class M shares of a Fund offered through this Prospectus pay the Manager an administration fee, which is used by the Manager to defray its expenses (or the expenses of a third party) in providing administration and record keeping services to certain marketplaces where Class M shares of each Fund may be purchased.

     For the fiscal year ended February 28, 2006, the Manager received as compensation for management services rendered in such year (after any applicable waivers or reimbursements) the percentages of each Fund's average daily net assets set forth in the table below.



                                         % OF AVERAGE
FUND                                      NET ASSETS
----                                     ------------
U.S. Core Equity Fund                           %(1)
U.S. Value Fund                                 %(1)
U.S. Growth Fund                                %(1)



                                         % OF AVERAGE
FUND                                      NET ASSETS
----                                     ------------
International Intrinsic Value Fund              %
Foreign Fund                                    %
Emerging Countries Fund                         %



(1) Each of these Funds is the successor to another GMO Trust Fund (identified in the Fund's "Fees and expenses" table). The percentage reported in the table above for each Fund is based on the amounts received by the Manager during the fiscal year ended February 28, 2006 from the Fund's predecessor fund based on the predecessor fund's management fee rate (for periods prior to September 16, 2005) and from the Fund based on the Fund's management fee rate reported in its "Fees and expenses" table (for periods on and after September 16, 2005). Each Fund's management fee rate is 0.02% lower than that of its predecessor fund.



     A discussion of the basis for the Trustees' approval of each Fund's investment advisory contract is included in the Fund's shareholder report for the period during which the Trustees approved such contract, except that, in the case of a new Fund, a discussion of the basis for the Trustees' approval of the Fund's initial investment advisory contract will be included in the Fund's initial Shareholder report.


     Different Investment Divisions of GMO are responsible for day-to-day management of different Funds. Each Division's investment professionals work collaboratively to manage the GMO Funds' portfolio, and no one person is primarily responsible for day-to-day management of any specific Fund. The table below identifies the GMO Investment Divisions and the Funds for which they are responsible.


  ---------------------------------------------------------------------------------------------------
          INVESTMENT DIVISION                              PRIMARY RESPONSIBILITIES
  ---------------------------------------------------------------------------------------------------
   U.S. Quantitative                     U.S. Equity Funds
  ---------------------------------------------------------------------------------------------------
   International Quantitative            International Intrinsic Value Fund
  ---------------------------------------------------------------------------------------------------
   International Active                  Foreign Fund
  ---------------------------------------------------------------------------------------------------
   Emerging Markets                      Emerging Countries Fund
  ---------------------------------------------------------------------------------------------------



     The following table identifies the senior member(s) of GMO's Investment Divisions who are responsible for the Funds and each senior member's length of service as a senior member, title, and business experience during the past five years. With respect to the Funds for which they have responsibility, the senior members manage or allocate responsibility for portions of the portfolios to members of the division, oversee the implementation of trades, review the overall composition of the portfolios, including compliance with stated investment objectives and strategies, and monitor cash.



------------------------------------------------------------------------------------------------------------------
                                                 SENIOR MEMBER
FUNDS                                         (LENGTH OF SERVICE)   TITLE; BUSINESS EXPERIENCE DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------
 U.S. Core Equity Fund                        Sam Wilderman         Director, U.S. Quantitative Division, GMO. Mr.
 U.S. Growth Fund                             (since 2005)          Wilderman has been responsible for overseeing
                                                                    the portfolio management of GMO's U.S.
                                                                    quantitative equity portfolios since 2005.
                                                                    Prior to this position, Mr. Wilderman was
                                                                    responsible for portfolio management of and
                                                                    research for GMO's emerging equity portfolios.
------------------------------------------------------------------------------------------------------------------
 U.S. Value Fund                              Edmond Choi           Member, U.S. Quantitative Division, GMO. Mr.
                                              (since 2001)          Choi is currently responsible for managing or
                                                                    overseeing the portfolio management of certain
                                                                    GMO U.S. equity portfolios. From 1994 to 2005,
                                                                    Mr. Choi was a member of the division
                                                                    responsible for managing GMO's U.S. active
                                                                    equity portfolios, and, beginning in 2001, was
                                                                    responsible for overseeing the management of
                                                                    GMO's U.S. active equity portfolios.
------------------------------------------------------------------------------------------------------------------
 International Intrinsic Value Fund           Thomas Hancock        Director, International Quantitative Division,
                                              (since 1995)          GMO. Dr. Hancock has been responsible for
                                                                    overseeing the portfolio management of GMO's
                                                                    international developed market and global
                                                                    quantitative equity portfolios since 1995.
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                 SENIOR MEMBER
FUNDS                                         (LENGTH OF SERVICE)   TITLE; BUSINESS EXPERIENCE DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------
 Foreign Fund                                 Ann Spruill           Director, International Active Division, GMO.
                                              (since 1993)          Ms. Spruill has been responsible for
                                                                    overseeing the portfolio management of GMO's
                                                                    international active equity portfolios since
                                                                    1993.
------------------------------------------------------------------------------------------------------------------
 Emerging Countries Fund                      Arjun Divecha         Director, Emerging Markets Division, GMO. Mr.
                                              (since 1993)          Divecha has been responsible for overseeing
                                                                    the portfolio management of GMO's emerging
                                                                    markets equity portfolios since 1993. Prior to
                                                                    2001, Mr. Divecha provided these services
                                                                    through Dancing Elephant, Ltd., which had been
                                                                    engaged by GMO to provide consulting services
                                                                    to GMO with respect to those portfolios.
------------------------------------------------------------------------------------------------------------------



     The SAI contains other information about how GMO determines the compensation of the senior members, other accounts they manage, and their ownership of Funds for which they have responsibility.


OTHER CLASSES OF GMO TRUST SHARES

     This Prospectus offers only Class M shares of certain Funds of the Trust. Information about other classes of shares (and other Funds offered by the Trust) is contained in separate prospectuses and private placement memoranda. Principal features of these other classes include substantial minimum investment requirements (typically $5,000,000 or higher) and lower fee and expense levels. Class M shareholders do not have the right to convert Class M shares into, or exchange Class M shares for, other classes of shares.


CUSTODIANS AND ACCOUNTING AGENT



     Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, Massachusetts 02116, serves as the Trust's custodian on behalf of certain of the Funds offered through this Prospectus, and Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, serves as the Trust's custodian and accounting agent on behalf of the other Funds offered through this Prospectus.


TRANSFER AGENT

     IBT serves as the Trust's transfer agent on behalf of the Funds.

EXPENSE REIMBURSEMENT


     As more fully described in the Funds' "Fees and expenses" tables, the Manager has contractually agreed to reimburse some Funds of the Trust for a portion of their expenses through at least the dates shown in the tables. The following expenses are specifically excluded from the Manager's reimbursement obligation: the administration fee, distribution (12b-1) fee, expenses indirectly incurred by investment in other Funds of the Trust, fees and expenses of the independent trustees of the Trust, fees and expenses for legal services not procured or provided by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer (excluding any employee benefits), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense (except for Emerging Countries Fund), and transfer taxes.


                        DETERMINATION OF NET ASSET VALUE


     The net asset value or "NAV" of the Class M shares of a Fund is determined as of the close of regular trading on the New York Stock Exchange ("NYSE"), generally 4:00 p.m. Eastern time. A Fund's NAV per share for its Class M shares is determined by dividing the total value of the Fund's portfolio investments and other assets, less any liabilities, allocated to Class M by the total number of Fund shares outstanding for Class M. A Fund will not determine its NAV on any day when the NYSE is closed for business. A Fund also may not determine its NAV on days during which no share is tendered for redemption and no order to purchase or sell a share is received by that Fund.



     The value of the Funds' investments is generally determined as follows:



Exchange-listed securities


     - Last sale price or

     - Official closing price or

     - Most recent bid price (if no reported sale or official closing price) or

     - Broker bid (if the private market is more relevant in determining market value than the exchange), based on where the securities are principally traded and their intended disposition


     (Also, see discussion in "Fair Value Pricing" below regarding foreign equity securities.)

Unlisted securities (if market quotations are readily available)

     - Most recent quoted bid price

Options written by a Fund

     - Most recent ask price

"Fair Value" Pricing

     For all other assets and securities, including derivatives, and in cases where market prices are not readily available or circumstances render an existing methodology or procedure unreliable, the Funds' investments will be valued at "fair value," as determined in good faith by the Trustees or pursuant to procedures approved by the Trustees.

     With respect to the Funds' use of "fair value" pricing, you should note the following:

        -- In certain cases, a significant percentage of a Fund's assets may be "fair valued." The value of assets that are "fair valued" is determined by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Some of the factors that may be considered in determining "fair value" are the value of other financial instruments traded on other markets, trading volumes, changes in interest rates, observations from financial institutions, significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time that a Fund's net asset value is calculated, and other news events. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the subjective and variable nature of fair value pricing, the value determined for a particular security may be materially different than the value realized upon its sale.


        -- Many foreign equity securities markets and exchanges close prior to the close of the NYSE, and, therefore, the closing prices for foreign securities in those markets or on those exchanges do not reflect events that occur after they close but before the close of the NYSE. As a result, the Trust has adopted fair value pricing procedures that, among other things, generally require that the Funds' foreign equity securities be valued using fair value prices based on modeling tools by third-party vendors to the extent that those fair value prices are available.



     The value of foreign securities quoted in foreign currencies are translated into U.S. dollars at current exchange rates or at such other rates as the Trustees or persons acting at their direction may determine in computing net asset value.


     The Manager evaluates primary pricing sources on an ongoing basis, and may change any pricing source at any time. However, the Manager does not normally evaluate the prices supplied by the pricing sources on a day-to-day basis. The Manager is kept informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and may in its discretion override a price supplied by a source (by taking a price supplied from another) when the Manager believes that the price supplied is not reliable. Some securities may be valued on the basis of a price provided by a principal market maker. Prices provided by principal market makers may vary from the value that would be realized if the securities were sold. In addition, because some Funds hold portfolio securities listed on foreign exchanges that trade on days on which the NYSE is closed, the net asset value of those Funds' shares may change significantly on days when you cannot redeem your shares.

                                 NAME POLICIES

     A Fund will not change its Name Policy without providing its shareholders at least 60 days' prior written notice. When used in connection with a Fund's Name Policy, the Manager defines "assets" to include the Fund's net assets plus any borrowings made for investment purposes. In addition, a Name Policy calling for a Fund to invest in a particular country or geographic region requires that the Fund's investments be "tied economically" to that country or region. For purposes of this Prospectus, an investment is "tied economically" to a particular country or region if: (i) it is an investment in an issuer that is organized under the laws of that country or of a country within that region or in an issuer that maintains its principal place of business in that country or region; (ii) it is traded principally in that country or region; or (iii) it is an investment in an issuer that derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in that country or region, or has at least 50% of its assets in that country or region. A Fund may invest directly in securities of companies in a particular industry, country, or geographic region or indirectly, for example, through investments in another Fund, derivatives, and synthetic instruments with economic characteristics similar to the underlying asset.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

     The Funds have established a policy with respect to disclosure of their portfolio holdings. A description is provided in the Statement of Additional Information. Information regarding the Funds' portfolio holdings as of each month's end is made available to shareholders of the Trust, qualified potential shareholders as determined by GMO ("potential shareholders"), and their consultants or agents through a secured link on GMO's website approximately 5 days after month end.


     To access this information on GMO's website
(http://www.gmo.com/america/strategies), shareholders, potential shareholders, and their consultants and agents must contact GMO to obtain a password and user name (to the extent they do not already have them) and enter into a confidentiality agreement with GMO and the Trust that permits the information to be used only for purposes determined by senior management of GMO to be in the best interest of the shareholders of the Fund to which the information relates. Beneficial owners of shares of a Fund who have invested in the Fund through a broker or agent should contact that broker or agent for information on how to obtain access to information on the website regarding the Fund's portfolio holdings.



     The Funds or GMO may suspend the posting of portfolio holdings, or the Funds may modify the disclosure policy without notice to shareholders. Once posted, a Fund's portfolio holdings will remain available on the website at least until the Fund files a Form N-CSR (annual/semi-annual report) or Form N-Q (quarterly schedule of portfolio holdings) for the period that includes the date of those holdings.


                             HOW TO PURCHASE SHARES

     You may purchase a Fund's Class M shares on any day when the NYSE is open for business through certain brokers and agents who are authorized to accept purchase and redemption orders on the Funds' behalf. Brokers and agents accepting purchases on a Fund's behalf may impose transaction fees and/or other restrictions (in addition to those described in this Prospectus) for purchasing Fund shares through them. For instructions on purchasing shares, please contact your broker or agent. The Trust will not accept a purchase request unless a completed GMO Trust Application is on file with GMO.

     PURCHASE POLICIES. You must submit a purchase request in good order to avoid having it rejected by the Trust or its agent. A purchase request is in good order if it includes:

     - The name of the Fund being purchased;

     - The dollar amount of the shares to be purchased;

     - The date on which the purchase is to be made (subject to receipt prior to the close of regular trading on that date);

     - Your name and/or the account number (if any) set forth with sufficient clarity to avoid ambiguity;

     - The signature of an authorized signatory as identified in the GMO Trust Application; and

     - Payment in full (by check, wire, or securities).

       - If payment is not received prior to the close of regular trading on the intended purchase date, the request may be rejected unless prior arrangements have been approved for later payment.

     If a purchase request is received by the Trust or its agent prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time), the purchase price is the net asset value per share determined on that day for the Fund shares to be purchased. If the purchase request is received after the close of regular trading on the NYSE, the purchase price is the net asset value per share determined on the next business day for the Fund shares to be purchased.


     To help the government fight the funding of terrorism and money laundering activities, federal law requires the Trust to verify identifying information provided by you in your GMO Trust Application. Additional identifying documentation also may be required. If the Trust is unable to verify the information shortly after your account is opened, the account may be closed and your shares redeemed at their net asset values at the time of redemption.


     The Trust and its agent reserve the right to reject any order. In addition, without notice a Fund may temporarily or permanently suspend sales of its shares to new investors and in some circumstances, existing shareholders.

     Funds advised or sub-advised by GMO ("Top Funds") may purchase shares of other GMO Funds after the close of regular trading on the NYSE (the "Cut-off Time") and receive the current day's price if the following conditions are met:
(i) the Top Fund received a purchase request prior to the Cut-off Time on that day; and (ii) the purchases by the Top Funds of shares of the other GMO Funds are executed pursuant to an allocation predetermined by GMO prior to that day's Cut-off Time.


     FREQUENT TRADING ACTIVITY. A Fund will not honor requests for purchases or exchanges by shareholders who it identifies as engaging in frequent trading strategies, including market timing. Frequent trading strategies are generally strategies that involve repeated exchanges and/or purchases and redemptions (or redemptions and purchases) within a short period of time. Frequent trading strategies may be disruptive to the efficient management of a Fund, materially increase portfolio transaction costs and taxes, dilute the value of shares held by long-term investors, or otherwise be harmful to a Fund and its shareholders.

     The Trustees have approved policies and procedures designed to detect and prevent frequent trading activity that is harmful to a Fund and its shareholders. There is no assurance that these policies and procedures will be effective in all instances. The Fund does not automatically redeem shares that are the subject of a rejected exchange request.


     In addition to policies and procedures with respect to frequent trading, the Trustees have adopted pricing policies that generally provide for the fair valuation of foreign equity securities on a daily basis, as described in "Determination of Net Asset Value". The fair value pricing of foreign equity securities reduces the profit potential of frequent trading strategies.



     Shares of some Funds are distributed through financial intermediaries that submit net purchase and redemption orders through omnibus accounts. These omnibus accounts engage in frequent transactions due to the daily trading activity of underlying shareholders. Because transactions by omnibus accounts represent net transactions, the Funds' ability to detect prevent frequent trading strategies is limited and dependent upon the cooperation of the intermediary in enforcing the Funds' policies. The Funds reserve the right to reject any order or terminate the sale of Fund shares through a particular intermediary at any time.


                              HOW TO REDEEM SHARES

     You may redeem a Fund's Class M shares on any day when the NYSE is open for business. Redemption requests should be processed through the broker or agent through which the Fund shares to be redeemed were purchased. The broker or agent may impose transaction fees and/or other restrictions (in addition to those described in this Prospectus) for redeeming Fund shares through it. For instructions on redeeming shares, please contact your broker or agent.

     REDEMPTION POLICIES. You must submit a redemption request in good order to avoid having it rejected by the Trust or its agent. A redemption request is in good order if it includes:

     - The name of the Fund being redeemed;

     - The number of shares or the dollar amount of the shares to be redeemed;


     - The date on which the redemption is to be made (subject to receipt prior to the close of regular trading on that date);


     - Your name and/or the account number set forth with sufficient clarity to avoid ambiguity; and

     - The signature of an authorized signatory as identified in the GMO Trust Application.

     If the redemption request is received by the Trust or its agent prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time), the redemption price for the Fund shares to be redeemed is the net asset value per share determined on that day. If the redemption request is received after the close of regular trading on the NYSE, the redemption price for the Fund shares to be redeemed is the net asset value per share determined on the next business day.

     The Trust may take up to seven days to remit proceeds. Failure to provide the Trust with a properly authorized redemption request will result in a delay in processing a redemption request or a rejection of the redemption request.

     If the Manager determines, in its sole discretion, that a redemption payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders, a Fund may pay the redemption price in whole or in part with securities held by that Fund instead of cash.

     If a redemption is paid with securities, it is important for you to note:

     - securities used to redeem Fund shares will be valued as set forth under "Determination of Net Asset Value"

     - securities distributed by a Fund will be selected by the Manager in light of the Fund's objective and may not represent a pro rata distribution of each security held in the Fund's portfolio

     - you may incur brokerage charges on the sale of any securities received as a result of an in-kind redemption.

     Each Fund may suspend the right of redemption and may postpone payment for more than seven days:

     - if the NYSE is closed on days other than weekends or holidays

     - during periods when trading on the NYSE is restricted

     - during an emergency which makes it impracticable for a Fund to dispose of its securities or to fairly determine the net asset value of the Fund


     - during any other period permitted by the SEC for your protection.


     Pursuant to the Trust's Amended and Restated Agreement and Declaration of Trust, the Trust has the right to redeem Fund shares held by a shareholder unilaterally at any time if at that time: (i) the shares of the Fund or a class held by the shareholder

(including Class M shares) have an aggregate net asset value of less than an amount determined from time to time by the Trustees; or (ii) the shares of the Fund or a class held by the shareholder exceed a percentage of the outstanding shares of the Fund or a class determined from time to time by the Trustees. The Trustees currently have not determined a minimum amount or a maximum percentage for any of the Funds or classes.

     Top Funds may redeem shares of other GMO Funds after the Cut-off Time and receive the current day's price if the following conditions are met: (i) the Top Fund received a redemption request prior to the Cut-off Time on that day; and
(ii) the redemption of the shares of the other GMO Funds is executed pursuant to an allocation predetermined by GMO prior to that day's Cut-off Time.

                     DISTRIBUTION AND SERVICE (12b-1) PLAN

     Each Fund has adopted a distribution plan to pay for the sale and distribution of Class M shares and for services provided to Class M shareholders. The plan provides for payments at annual rates not to exceed 1.00% of each Fund's average daily net assets attributable to its Class M shares. The Trustees currently limit payments on Class M shares under the Plan to 0.25% of each Fund's average daily net assets attributable to its Class M shares. Because these fees are paid out of Fund assets on an ongoing basis, these fees will increase the cost of your investment and may cost you more over time than paying other types of sales charges.

                            DISTRIBUTIONS AND TAXES


     The policy of each U.S. Equity Fund is to declare and pay distributions of its net income, if any, quarterly. The policy of each International Equity Fund is to declare and pay distributions of its net income, if any, semi-annually. Each Fund also intends to distribute net gains, whether from the sale of securities held by the Fund for not more than one year (i.e., net short-term capital gains) or from the sale of securities held by the Fund for more than one year (i.e., net long-term capital gains), if any, at least annually. Each Fund is treated as a separate taxable entity for federal income tax purposes and intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. Distributions of net income may include (without limitation) income from securities, certain derivatives and other investments, regular dividends from other regulated investment companies and income allocations from partnerships, and net gains from foreign currency transactions. Short-term capital gain and long-term capital gain distributions may include (without limitation) amounts from the sale of securities and other investments, closing or offsetting of certain derivatives, and capital gain dividends from investment companies and partnerships. Notwithstanding the foregoing, shareholders should see the description below for information regarding the tax character of distributions from the Fund to shareholders.



     All dividends and/or distributions are reinvested in additional shares of the relevant Fund, at net asset value, unless a shareholder elects to receive cash. Shareholders may elect to receive cash by marking the appropriate boxes on the GMO Trust Application, or by notifying their broker or agent.


It is important for you to note:

     - For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than by how long a shareholder has owned shares in the Fund. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by a Fund as capital gain dividends are taxable to shareholders as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less are taxable to shareholders as ordinary income.

     - If a Fund has capital losses in excess of capital gains for any taxable year, these excess losses will carry over and offset capital gains in succeeding taxable years until either (a) the end of the eighth succeeding taxable year or (b) until such losses have been fully utilized to offset Fund capital gains, whichever comes first. A Fund's ability to utilize these losses in succeeding taxable years may be limited by reason of direct or indirect changes in the actual or constructive ownership of the Fund.


     - For taxable years beginning before January 1, 2009, distributions of investment income properly designated by a Fund as derived from "qualified dividend income" will be taxable to shareholders taxed as individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. Long-term capital gain rates applicable to most individuals have been temporarily reduced to 15% (with lower rates applying to taxpayers in the 10% and 15% rate brackets) for taxable years beginning on or before January 1, 2009.


     - Distributions by a Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax adviser to determine the suitability of a Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the Fund) from such a plan.

     - Distributions by a Fund are taxable to a shareholder even if they are paid from income or gains earned by the Fund before that shareholder invested in the Fund (and accordingly the income or gains were included in the price the shareholder paid for the Fund's shares). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares. Any gain resulting from a shareholder's sale, exchange, or redemption of Fund shares generally will be taxable to the shareholder as capital gain.

     - A Fund's investment in foreign securities may be subject to foreign withholding taxes on dividends, interest or capital gains. Those taxes will reduce the Fund's yield. The foreign withholding tax rates applicable to a Fund's investments in certain foreign jurisdictions may be higher if the Fund has a significant number of non-U.S. shareholders than if it has fewer non-U.S. shareholders. In certain instances, shareholders may be entitled to claim a credit or deduction for foreign taxes. See the SAI for more information regarding foreign withholding taxes.


     - A Fund's investment in foreign securities, foreign currencies, debt obligations issued or purchased at a discount, and assets "marked to the market" for federal income tax purposes may increase or accelerate a Fund's recognition of income, including the recognition of taxable income in excess of the cash generated by those investments. These investments, therefore, may affect the timing or amount of a Fund's distributions and may cause a Fund to liquidate other investments at a time when it is not advantageous to do so to satisfy the distribution requirements that apply to entities taxed as regulated investment companies.


     - A Fund's use of derivatives and securities lending may increase the amount of taxes payable by its shareholders.


     - A Fund's investment in other series of the Trust or other investment companies taxed as partnerships or regulated investment companies could affect the amount, timing, and character of distributions. See "Taxes" in the SAI for more information.


     The above is a general summary of the principal federal income tax consequences of investing in a Fund for shareholders who are U.S. citizens, residents, or domestic corporations. You should consult your own tax advisers about the precise tax consequences of an investment in a Fund in light of your particular tax situation, including possible foreign, state, local, or other applicable taxes (including the federal alternative minimum tax).

     For information on how you may be affected by the American Jobs Creation Act of 2004, including new rules for Fund distributions of gain attributable to "U.S. real property interests," see the SAI.

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)


The financial highlight tables are intended to help you understand each Fund's financial performance for the past five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Except as otherwise noted, this information has
been audited by [               ], independent registered public accounting
firm, whose report, along with the Fund's financial statements, is included in the Trust's Annual Reports, which are incorporated by reference in the SAI and available upon request. Information is presented for each Fund that had investment operations during the reporting periods and is currently being offered through this Prospectus.


U.S. EQUITY FUNDS
-------------------------


U.S. CORE EQUITY FUND+



                                                                                     CLASS M SHARES
                                                       --------------------------------------------------------------------------
                                                                                                                PERIOD FROM
                                                                                                               APRIL 15, 2002
                                                                YEAR ENDED FEBRUARY 28/29,                     (COMMENCEMENT
                                                       --------------------------------------------        OF OPERATIONS) THROUGH
                                                        2006+           2005+             2004+              FEBRUARY 28, 2003+
                                                       --------        --------        ------------        ----------------------
Net asset value, beginning of period..............                     $  13.52          $   9.96                 $ 12.89
                                                       --------        --------          --------                 -------
Income from investment operations:
  Net investment income(a)........................                         0.16              0.12                    0.11
  Net realized and unrealized gain................                         0.72              3.57                   (2.94)
                                                       --------        --------          --------                 -------
    Total from investment operations..............                         0.88              3.69                   (2.83)
                                                       --------        --------          --------                 -------
Less distributions to shareholders:
  From net investment income......................                        (0.14)            (0.13)                  (0.10)
                                                       --------        --------          --------                 -------
    Total distributions...........................                        (0.14)            (0.13)                  (0.10)
                                                       --------        --------          --------                 -------
Net asset value, end of period....................                     $  14.26          $  13.52                 $  9.96
                                                       ========        ========          ========                 =======
Total Return(b)...................................                         6.61%            37.23%                 (22.03)%**
Ratios/Supplemental Data:
  Net assets, end of period (000's)...............                     $171,316          $141,188                 $60,242
  Net expenses to average daily net assets........                         0.78%             0.78%                   0.78%*
  Net investment income to average daily net
    assets........................................                         1.17%             0.98%                   1.18%*
  Portfolio turnover rate.........................                           65%               57%                     74%
  Fees and expenses reimbursed by the Manager to
    average daily net assets......................                         0.02%             0.03%                   0.03%*



(a)Computed using average shares outstanding throughout the period.


(b)The total returns would have been lower had certain expenses not been reimbursed during the periods shown.


*  Annualized.


** Not Annualized.


[+ The Fund is the successor to GMO U.S. Core Fund, another series of GMO Trust.
   All information set forth in the table above for the time periods prior to September 16, 2005 relates to GMO U.S. Core Fund.]

U.S. VALUE FUND+



                                                                                       CLASS M SHARES
                                                            ---------------------------------------------------------------------
                                                                                                                PERIOD FROM
                                                                                                              JANUARY 10, 2002
                                                                     YEAR ENDED FEBRUARY 28/29,                (COMMENCEMENT
                                                            --------------------------------------------   OF OPERATIONS) THROUGH
                                                             2006+        2005+       2004+       2003+      FEBRUARY 28, 2002+
                                                            --------     -------     -------     -------   ----------------------
Net asset value, beginning of period...................                  $  9.26     $  6.72     $  8.82           $ 9.06
                                                            --------     -------     -------     -------           ------
Income from investment operations:
  Net investment income................................                     0.13(a)     0.11        0.12             0.01
  Net realized and unrealized gain.....................                     0.62        2.57       (2.10)           (0.25)
                                                            --------     -------     -------     -------           ------
    Total from investment operations...................                     0.75        2.68       (1.98)           (0.24)
                                                            --------     -------     -------     -------           ------
Less distributions to shareholders:
  From net investment income...........................                    (0.14)      (0.14)      (0.12)              --
                                                            --------     -------     -------     -------           ------
    Total distributions................................                    (0.14)      (0.14)      (0.12)              --
                                                            --------     -------     -------     -------           ------
Net asset value, end of period.........................                  $  9.87     $  9.26     $  6.72           $ 8.82
                                                            ========     =======     =======     =======           ======
Total Return(b)........................................                     8.21%      40.23%     (22.56)%          (2.65)%**
Ratios/Supplemental Data:
  Net assets, end of period (000's)....................                  $16,779     $10,916     $ 6,444           $  486
  Net expenses to average daily net assets.............                     0.91%       0.91%       0.92%            0.91%*
  Net investment income to average daily net assets....                     1.42%       1.42%       1.46%            1.52%*
  Portfolio turnover rate..............................                      110%        127%        100%              95%
  Fees and expenses reimbursed by the Manager to
    average daily net assets...........................                     0.18%       0.20%       0.07%            0.06%*



(a) Computed using average shares outstanding throughout the period.


(b) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.


*  Annualized.


** Not annualized.


[+ The Fund is the successor to GMO Value Fund, another series of GMO Trust. All information set forth in the table above for the time periods prior to September 16, 2005 relates to GMO Value Fund.]



U.S. GROWTH FUND+



                                                                                        CLASS M SHARES
                                                             --------------------------------------------------------------------
                                                                                                                PERIOD FROM
                                                                                                             SEPTEMBER 11, 2002
                                                                    YEAR ENDED FEBRUARY 28/29,                 (COMMENCEMENT
                                                             ----------------------------------------      OF OPERATIONS) THROUGH
                                                              2006+           2005+           2004+          FEBRUARY 28, 2003+
                                                             --------        --------        --------      ----------------------
Net asset value, beginning of period....................                     $  18.97        $  14.25             $ 15.27
                                                             --------        --------        --------             -------
Income from investment operations:
  Net investment income.................................                         0.11(a)         0.09                0.04
  Net realized and unrealized gain......................                        (0.02)(b)        5.09               (1.01)
                                                             --------        --------        --------             -------
    Total from investment operations....................                         0.09            5.18               (0.97)
                                                             --------        --------        --------             -------
Less distributions to shareholders:
  From net investment income............................                        (0.10)          (0.10)              (0.05)
                                                             --------        --------        --------             -------
  From net realized gains...............................                        (0.77)          (0.36)                 --
                                                             --------        --------        --------             -------
    Total distributions.................................                        (0.87)          (0.46)              (0.05)
                                                             --------        --------        --------             -------
Net asset value, end of period..........................                     $  18.19        $  18.97             $ 14.25
                                                             ========        ========        ========             =======
Total Return(c).........................................                         0.65%          36.58%              (6.31)%**
Ratios/Supplemental Data:
  Net assets, end of period (000's).....................                     $269,227        $199,865             $20,306
  Net expenses to average daily net assets..............                         0.78%           0.78%               0.78%*
  Net investment income to average daily net assets.....                         0.61%           0.29%               0.51%*
  Portfolio turnover rate...............................                          136%             97%                 72%
  Fees and expenses reimbursed by the Manager to average
    daily net assets....................................                         0.04%           0.05%               0.09%*



(a) Computed using average shares outstanding throughout the period.


(b) The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.


(c) The total returns would have been lower had certain expenses not been reimbursed during the period shown.


*   Annualized.


**  Not annualized.


[+ The Fund is the successor to GMO Growth Fund, another series of GMO Trust. All information set forth in the table above for the time periods prior to September 16, 2005 relates to GMO Growth Fund.]

INTERNATIONAL EQUITY FUNDS
------------------------------------------


INTERNATIONAL INTRINSIC VALUE FUND #



                                                                                CLASS M SHARES
                                                                 --------------------------------------------
                                                                                            PERIOD FROM
                                                                    YEAR ENDED            OCTOBER 2, 2003
                                                                  FEBRUARY 28/29,          (COMMENCEMENT
                                                                 -----------------     OF OPERATIONS) THROUGH
                                                                 2006       2005         FEBRUARY 29, 2004
                                                                 -----     -------     ----------------------
Net asset value, beginning of period........................               $ 24.15             $20.92
                                                                 -----     -------             ------
Income from investment operations:
  Net investment income+....................................                  0.44               0.01
  Net realized and unrealized gain..........................                  5.04               3.73
                                                                 -----     -------             ------
    Total from investment operations........................                  5.48               3.74
                                                                 -----     -------             ------
Less distributions to shareholders:
  From net investment income................................                 (0.61)             (0.51)
  From net realized gains...................................                 (0.04)                --
                                                                 -----     -------             ------
    Total distributions.....................................                 (0.65)             (0.51)
                                                                 -----     -------             ------
Net asset value, end of period..............................               $ 28.98             $24.15
                                                                 =====     =======             ======
Total Return(a).............................................                 22.88%             18.06%**
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................               $18,347             $7,408
  Net expenses to average daily net assets..................                  0.99%              0.99%*
  Net investment income to average daily net assets.........                  1.72%              0.12%*
  Portfolio turnover rate...................................                    46%                44%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................                  0.07%              0.09%*


(a) The total return would have been lower had certain expenses not been reimbursed during the period shown.
+  Computed using average shares outstanding throughout the period.

*  Annualized.
** Not Annualized.

# Effective February 1, 2001, the "GMO International Core Fund" was renamed the "GMO International Intrinsic Value Fund."


FOREIGN FUND


                                                                                      CLASS M SHARES
                                                                ----------------------------------------------------------
                                                                                                            PERIOD FROM
                                                                                                         JANUARY 25, 2002
                                                                     YEAR ENDED FEBRUARY 28/29,            (COMMENCEMENT
                                                                -------------------------------------    OF OPERATIONS) TO
                                                                 2006      2005      2004       2003     FEBRUARY 28, 2002
                                                                ------    ------    -------    ------    -----------------
Net asset value, beginning of period........................              $13.25    $  8.86    $ 9.93          $9.85
                                                                ------    ------    -------    ------          -----
Income from investment operations:
  Net investment income(a)..................................                0.30       0.14      0.05           0.00(b)
  Net realized and unrealized gain (loss)...................                2.21       4.45     (0.93)          0.08
                                                                ------    ------    -------    ------          -----
    Total from investment operations........................                2.51       4.59     (0.88)          0.08
                                                                ------    ------    -------    ------          -----
Less distributions to shareholders:
  From net investment income................................               (0.21)     (0.20)    (0.19)            --
  From net realized gains...................................               (0.36)        --      --               --
                                                                ------    ------    -------    ------          -----
    Total distributions.....................................               (0.57)     (0.20)    (0.19)            --
                                                                ------    ------    -------    ------          -----
Net asset value, end of period..............................              $15.19    $ 13.25    $ 8.86          $9.93
                                                                ======    ======    =======    ======          =====
Total Return(c).............................................               19.18%     52.10%    (9.09)%         0.81%**
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................              $3,508    $12,878    $4,449          $   1
  Net expenses to average daily net assets..................                1.05%      1.05%     1.06%          1.05%*
  Net investment income to average daily net assets.........                2.24%      1.23%     0.55%          0.35%*
  Portfolio turnover rate...................................                  23%        25%       22%            22%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................                0.06%      0.08%     0.10%          0.09%*


(a)Computed using average shares outstanding throughout the period.
(b)Net investment income earned was less than $.01 per share.
(c)The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
*  Annualized.
** Not annualized.

EMERGING COUNTRIES FUND #



                                                                                    CLASS M SHARES
                                                                -------------------------------------------------------
                                                                                                      PERIOD FROM
                                                                                                      JULY 9, 2002
                                                                                                     (COMMENCEMENT
                                                                 YEAR ENDED FEBRUARY 28/29,          OF OPERATIONS)
                                                                -----------------------------           THROUGH
                                                                 2006       2005       2004        FEBRUARY 28, 2003
                                                                -------    -------    -------    ----------------------
Net asset value, beginning of period........................               $ 14.91    $  8.51           $  9.85
                                                                -------    -------    -------           -------
Income from investment operations:
  Net investment income.....................................                  0.26+      0.11              0.01
  Net realized and unrealized loss..........................                  3.39       6.71             (1.35)
                                                                -------    -------    -------           -------
    Total from investment operations........................                  3.65       6.82             (1.34)
                                                                -------    -------    -------           -------
Less distributions to shareholders:
  From net investment income................................                 (0.27)     (0.20)               --
  From net realized gains...................................                 (2.42)     (0.22)               --
                                                                -------    -------    -------           -------
    Total distributions.....................................                 (2.69)     (0.42)               --
                                                                -------    -------    -------           -------
Net asset value, end of period..............................               $ 15.87    $ 14.91           $  8.51
                                                                =======    =======    =======           =======
Total Return(a).............................................                 28.30%     80.98%           (13.60)%**
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................               $69,109    $58,346           $   579
  Net expenses to average daily net assets..................                  1.40%      1.45%             1.57%*
  Net investment income to average daily net assets.........                  1.82%      1.27%             0.20%*
  Portfolio turnover rate...................................                    53%        57%              108%***
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................                  0.05%      0.06%             0.41%*


(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
+   Computed using average shares outstanding throughout the period.

*   Annualized.
**  Not annualized.
*** Calculation represents portfolio turnover of the Fund for the year ended
    February 28, 2003.

# Effective April 1, 2002, the "GMO Evolving Countries Fund" was renamed the "GMO Emerging Countries Fund."

                      [This page intentionally left blank]

                      [This page intentionally left blank]

                      [This page intentionally left blank]

                                   FUND CODES


     The following chart identifies the ticker symbol, trading symbol, and CUSIP number for the Class M shares of each Fund.



                            FUND NAME                            SHARE
                   (AND PAGE # IN PROSPECTUS)                    CLASS     TICKER    SYMBOL         CUSIP
                   --------------------------                   -------    ------   ---------    -----------
   U.S. EQUITY FUNDS
   U.S. Core Equity Fund (p. 2)                                 Class M    GMTMX    USCoreEq     362013 61 7
   U.S. Value Fund (p. 4)                                       Class M    GMAMX    N/A          362013 55 9
   U.S. Growth Fund (p. 6)                                      Class M    GMWMX    USGrowth     362013 54 2

   INTERNATIONAL EQUITY FUNDS
   International Intrinsic Value Fund (p. 8)                    Class M    N/A      N/A          362008 47 6
   Foreign Fund (p. 10)                                         Class M    GMFMX    N/A          362008 46 8
   Emerging Countries Fund (p. 12)                              Class M    GECMX    EmgCntrsM    362008 43 5

                                   GMO TRUST

                             ADDITIONAL INFORMATION


     Each Fund's annual and semi-annual reports to shareholders contain additional information about the Fund's investments. Each Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Funds' annual and semi-annual reports, and the Funds' SAI are available free of charge at http://www.gmo.com or by writing to Shareholder Services at GMO, 40 Rowes Wharf, Boston, Massachusetts 02110 or by calling collect (617) 346-7646. The SAI contains more detailed information about each Fund and is incorporated by reference into this Prospectus, which means that it is legally considered to be part of this Prospectus.



     You can review and copy the Prospectus, SAI, and reports at the SEC's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.


     Shareholders who wish to communicate with the Trustees must do so by mailing a written communication, addressed as follows: To the Attention of the Board of Trustees, c/o GMO Trust Chief Compliance Officer, 40 Rowes Wharf, Boston, MA 02110.

                             SHAREHOLDER INQUIRIES

                      Shareholders may request additional
                    information from and direct inquiries to
                          the broker or agent through
                          whom shares were purchased.
                    Shareholders may also request additional
                   information from and direct inquiries to:
                            Shareholder Services at
                    Grantham, Mayo, Van Otterloo & Co. LLC,
                        40 Rowes Wharf, Boston, MA 02110
                         1-617-346-7646 (call collect)
                              1-617-439-4192 (fax)
                                  SHS@GMO.com
                          website: http://www.gmo.com

                                  DISTRIBUTOR

                            Funds Distributor, Inc.
                        100 Summer Street, 15(th) Floor
                          Boston, Massachusetts 02110


                                      INVESTMENT COMPANY ACT FILE NO. 811-04347

                                    GMO TRUST

                                 CLASS M SHARES

                       STATEMENT OF ADDITIONAL INFORMATION


                                  June 30, 2006



U.S. EQUITY FUNDS
-    U.S. Core Equity Fund
-    U.S. Value Fund
-    U.S. Growth Fund

INTERNATIONAL EQUITY FUNDS
-    International Intrinsic Value Fund
-    Foreign Fund
-    Emerging Countries Fund



This Statement of Additional Information is not a prospectus. It relates to the GMO Trust Prospectus for Class M Shares dated June 30, 2006, as amended from time to time thereafter (the "Prospectus"), and should be read in conjunction therewith. Information from the Prospectus and the annual report to shareholders of each Fund offered through the Prospectus is incorporated by reference into this Statement of Additional Information. The Prospectus may be obtained free of charge from GMO Trust, 40 Rowes Wharf, Boston, Massachusetts 02110, or by calling GMO Trust (the "Trust") collect at (617) 346-7646.

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----
INVESTMENT OBJECTIVES AND POLICIES.......................................     2
FUND INVESTMENTS.........................................................     2
DESCRIPTIONS AND RISKS OF FUND INVESTMENTS...............................     3
USES OF DERIVATIVES......................................................    25
TRACKING ERROR...........................................................    30
INVESTMENT RESTRICTIONS..................................................    30
DETERMINATION OF NET ASSET VALUE.........................................    33
DISTRIBUTIONS............................................................    33
TAXES....................................................................    34
MANAGEMENT OF THE TRUST..................................................    44
INVESTMENT ADVISORY AND OTHER SERVICES...................................    51
DISTRIBUTION (12B-1) PLAN................................................    57
PORTFOLIO TRANSACTIONS...................................................    58
PROXY VOTING POLICIES AND PROCEDURES.....................................    60
DISCLOSURE OF PORTFOLIO HOLDINGS.........................................    61
DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES.........................    63
VOTING RIGHTS............................................................    65
SHAREHOLDER AND TRUSTEE LIABILITY........................................    66
BENEFICIAL OWNERS OF 5% OR MORE OF THE FUNDS' SHARES.....................    66
OTHER MATTERS............................................................    67
FINANCIAL STATEMENTS.....................................................    67
APPENDIX A -- SPECIMEN PRICE-MAKE-UP SHEETS
APPENDIX B -- COMMERCIAL PAPER AND CORPORATE DEBT RATINGS
APPENDIX C -- PROXY VOTING POLICIES AND PROCEDURES

                       INVESTMENT OBJECTIVES AND POLICIES

The principal strategies and risks of investing in each Fund are described in the Prospectus. Unless otherwise indicated in the Prospectus or this Statement of Additional Information, the investment objective and policies of the Funds may be changed without shareholder approval.

                                FUND INVESTMENTS


     The charts on the following pages indicate the types of investments that each Fund is generally permitted (but not required) to make. A Fund may, however, make other types of investments provided the investments are consistent with the Fund's investment objective and policies and the Fund's investment restrictions do not expressly prohibit it from so doing.



     Investors should note that, when used in this Statement of Additional Information, the term "invest" includes both direct investing and indirect investing and the term "investments" includes both direct investments and indirect investments. For instance, a Fund may invest indirectly or make an indirect investment by investing in another Fund or in derivatives and synthetic instruments with economic characteristics similar to the underlying asset. Accordingly, the following charts indicate the types of investments that a Fund is directly or indirectly permitted to make.



(Note: Some of the footnotes to the following charts refer investors to various risks described in the "Descriptions of Principal Risks" section of the Prospectus for more information relating to a particular type of investment listed in the charts. The presence of such a risk cross reference for a particular Fund investment is not intended to indicate that such risk is a principal risk of that Fund, and instead is intended to provide more information regarding the risks associated with the particular investment. Please refer to the "Fund Summaries" and "Description of Principal Risks" sections of the Prospectus for a list of each Fund's principal risks.)

                                                                      U.S.
                                                                      Core     U.S.    U.S.
                                                                     Equity   Value   Growth
                         U.S. EQUITY FUNDS                            Fund     Fund    Fund
                         -----------------                           ------   -----   ------
Domestic Equity Securities(1)                                           X       X        X
Foreign Investments--Foreign Issuers(2)
Foreign Investments--Foreign Issuers (Traded on U.S. Exchanges)(2)      X       X        X
Foreign Investments--Emerging Markets(2)
Securities Lending                                                      X       X        X
Depository Receipts                                                     X       X        X
Convertible Securities                                                  X       X        X
Preferred Stocks                                                        X       X        X
Warrants and Rights                                                     X       X        X
Options and Futures                                                     X       X        X
Swap Contracts and Other Two-Party Contracts                            X       X        X
Foreign Currency Transactions
Repurchase Agreements                                                   X       X        X
Debt and Other Fixed Income Securities                                  X       X        X
Debt and Other Fixed Income Securities--Long and Medium Term            X       X        X
   Corporate & Government Bonds(3)
Debt and Other Fixed Income Securities--Short-term Corporate &          X       X        X
   Government Bonds(3)
Cash and Other High Quality Investments                                 X       X        X
U.S. Government Securities and Foreign Government Securities            X       X        X
Real Estate Investment Trusts ("REITs")                                 X       X        X
Below Investment Grade Securities
Indexed Securities
Structured Notes
Illiquid Securities, Private Placements, and Restricted Securities      X       X        X
Investments in Other Investment Companies or Other Pooled               X       X        X
   Investments
Investments in Other Investment Companies--Shares of Other GMO
   Trust Funds


----------

(1) For more information, see, among other sections, "Descriptions of Principal Risks--Market Risk--Equity Securities" in the Prospectus.



(2) For more information, see, among other sections, "Descriptions of Principal Risks--Foreign Investment Risk" in the Prospectus and "Descriptions and Risks of Fund Investments--Risks of Foreign Investments" herein.



(3) For more information, see, among other sections, "Descriptions and Risks of Fund Investments--U.S. Government Securities and Foreign Government Securities" herein.

                                                                     International              Emerging
                                                                       Intrinsic     Foreign   Countries
                    INTERNATIONAL EQUITY FUNDS                         Value Fund      Fund       Fund
                    --------------------------                       -------------   -------   ---------
Domestic Equity Securities(1)                                              X            X          X
Foreign Investments--Foreign Issuers(2)                                    X            X          X
Foreign Investments--Foreign Issuers (Traded on U.S. Exchanges)(2)         X            X          X
Foreign Investments--Emerging Markets(2)                                   X            X          X
Securities Lending                                                         X            X          X
Depository Receipts                                                        X            X          X
Convertible Securities                                                     X            X          X
Preferred Stocks                                                           X            X          X
Warrants and Rights                                                        X            X          X
Options and Futures                                                        X            X          X
Swap Contracts and Other Two-Party Contracts                               X            X          X
Foreign Currency Transactions                                              X            X          X
Repurchase Agreements                                                      X            X          X
Debt and Other Fixed Income Securities                                     X            X          X
Debt and Other Fixed Income Securities--Long and Medium Term               X            X          X
   Corporate & Government Bonds(3)
Debt and Other Fixed Income Securities--Short-term Corporate &             X            X          X
   Government Bonds(3)
Cash and Other High Quality Investments                                    X            X          X
U.S. Government Securities and Foreign Government Securities               X            X          X
Real Estate Investment Trusts ("REITs")                                    X
Below Investment Grade Securities                                                       X          X
Indexed Securities                                                                                 X
Structured Notes                                                                                   X
Illiquid Securities, Private Placements, and Restricted Securities         X            X          X
Investments in Other Investment Companies or Other Pooled                  X            X          X
   Investments
Investments in Other Investment Companies--Shares of Other GMO                                     X
   Trust Funds


                   DESCRIPTIONS AND RISKS OF FUND INVESTMENTS


The following is a description of investment practices in which the Funds may engage and the risks associated with their use. Funds that invest in other Funds of the Trust, as disclosed in the Prospectus, are indirectly exposed to the investment practices of the Funds in which they invest (the "underlying Funds"), and are therefore subject to all risks associated with the practices of the underlying Funds. UNLESS OTHERWISE NOTED HEREIN, THE INVESTMENT PRACTICES AND ASSOCIATED RISKS DETAILED BELOW ALSO INCLUDE THOSE TO WHICH A FUND INDIRECTLY MAY BE EXPOSED THROUGH ITS INVESTMENT IN THE UNDERLYING FUNDS. ANY REFERENCES TO INVESTMENTS MADE BY A FUND INCLUDE THOSE THAT MAY BE MADE BOTH DIRECTLY BY THE FUND AND INDIRECTLY BY THE FUND (E.G., THROUGH ITS INVESTMENTS IN THE


----------

(1) For more information, see, among other sections, "Descriptions of Principal Risks--Market Risk--Equity Securities" in the Prospectus.



(2) For more information, see, among other sections, "Descriptions of Principal Risks--Foreign Investment Risk" in the Prospectus and "Descriptions and Risks of Fund Investments--Risks of Foreign Investments" herein.



(3) For more information, see, among other sections, "Descriptions and Risks of Fund Investments--U.S. Government Securities and Foreign Government Securities" herein.

UNDERLYING FUNDS OR THROUGH ITS INVESTMENTS IN DERIVATIVES OR SYNTHETIC INSTRUMENTS).



Not all Funds may engage in all practices described below. Please refer to "Fund Summaries" in the Prospectus and "Fund Investments" in this Statement of Additional Information for additional information regarding the practices in which a particular Fund may engage.


PORTFOLIO TURNOVER


Based on Grantham, Mayo, Van Otterloo & Co. LLC's ("GMO" or the "Manager") assessment of market conditions, the Manager may trade each Fund's investments more frequently at some times than at others, resulting in a higher portfolio turnover rate. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Fund, and may involve realization of capital gains that are taxable when distributed to shareholders of the Fund unless those shareholders are themselves exempt. If portfolio turnover results in the recognition of short-term capital gains, those gains are typically taxed to shareholders at ordinary income tax rates. The after-tax impact of portfolio turnover is not considered when making investment decisions for a Fund. See "Distributions and Taxes" in the Prospectus and "Distributions" and "Taxes" in this Statement of Additional Information.


The historical portfolio turnover rate for each Fund is shown under the heading "Financial Highlights" in the Prospectus.

DIVERSIFIED AND NON-DIVERSIFIED PORTFOLIOS


As set forth in "Investment Restrictions" below, Funds that are "diversified" funds are required to satisfy the diversified fund requirements under the Investment Company Act of 1940, as amended (the "1940 Act"). At least 75% of the value of a diversified Fund's total assets must be represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities that for the purposes of this calculation are limited in respect of any one issuer to not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of any single issuer.



As stated in the Prospectus, Funds that are "non-diversified" funds under the 1940 Act are not required to satisfy the requirements for diversified funds. A non-diversified Fund is permitted (but is not required) to invest a higher percentage of its assets in the securities of fewer issuers. That concentration could increase the risk of loss to a Fund resulting from a decline in the market value of particular portfolio securities. Investment in a non-diversified fund may entail greater risks than investment in a diversified fund.


All Funds, whether diversified or non-diversified, must meet diversification standards to qualify as a "regulated investment company" under the Internal Revenue Code of 1986.

RISKS OF FOREIGN INVESTMENTS

GENERAL. Investment in foreign issuers or securities principally traded outside the United States may involve special risks due to foreign economic, political and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation or nationalization of assets, imposition of withholding taxes on dividend or interest payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Issuers of foreign securities are subject to different, often less comprehensive, accounting, reporting, and disclosure requirements than U.S. issuers. The securities of some foreign governments, companies, and securities markets are less liquid, and at times more volatile, than comparable U.S. securities and securities markets. Foreign brokerage commissions and other related fees also are generally higher than in the United States. The laws of some foreign countries may limit a Fund's ability to invest in securities of certain issuers located in those countries. Special tax considerations also apply to investments in securities of foreign issuers and securities principally traded outside the United States.



Foreign countries may have reporting requirements with respect to the ownership of securities, and those reporting requirements may be subject to interpretation or change without prior notice to investors. While the Funds make reasonable efforts to stay informed of foreign reporting requirements relating to the Funds' foreign portfolio securities (e.g., through the Funds' brokerage contacts, publications of the Investment Company Institute, which is the national association of U.S. investment companies, the Funds' custodial network, and, to the extent deemed appropriate by the Funds under the circumstances, local counsel in the relevant foreign country), no assurance can be given that the Funds will satisfy applicable foreign reporting requirements at all times.



EMERGING MARKETS. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the United States and developed foreign countries, and disclosure and regulatory standards in many respects are less stringent. In addition, the securities markets of emerging countries are typically subject to a lower level of monitoring and regulation. Government enforcement of existing securities regulations is limited, and any such enforcement may be arbitrary and the results may be difficult to predict. In addition, reporting requirements of emerging countries with respect to the ownership of securities are more likely to be subject to interpretation or changes without prior notice to investors than more developed countries.


Many emerging countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on their economies and securities markets.


Economies of emerging countries generally are heavily dependent on international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. Economies of emerging countries also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. The economies of emerging countries also may be predominantly based on only a few industries or dependent on revenues from particular commodities. In many cases, governments of emerging countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the capacity of creditors in those countries to make payments on their debt obligations, regardless of their financial condition.

Custodial services are often more expensive and other investment-related costs higher in emerging countries than in developed countries, which could reduce a Fund's income from investments in securities or debt instruments of emerging markets issuers.


Emerging countries are more likely than developed countries to experience political uncertainty and instability, including the risk of war, terrorism, nationalization, limitations on the removal of funds or other assets, or diplomatic developments that affect U.S. investments in these countries. No assurance can be given that adverse political changes will not cause a Fund to suffer a loss of any or all of its investments (or, in the case of fixed-income securities, interest) in emerging countries.















SPECIAL RISKS OF INVESTING IN RUSSIAN SECURITIES. Emerging Countries Fund and Foreign Fund may invest directly in the securities of Russian issuers. Investment in those securities presents many of the same risks as investing in the securities of emerging markets issuers, as described in the preceding sections. The social, political, legal, and operational risks of investing in Russian issuers, and of having assets held in custody within Russia, however, may be particularly pronounced relative to investments in more developed countries. Russia's system of share registration and custody creates certain risks of loss (including the risk of total loss) that are not normally associated with investments in other securities markets.



A risk of particular note with respect to direct investment in Russian securities is the way in which ownership of shares of companies is normally recorded. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by "share extracts" from the register or, in certain circumstances, by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. The share registrars are controlled by the issuer of the security, and investors are provided with few legal rights against such registrars. These registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. It is possible for a Fund to lose its registration through fraud, negligence or even mere oversight. While a Fund will endeavor to ensure that its interest continues to be appropriately recorded, which may involve a custodian or other agent inspecting the share register and obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that a subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of a loss of share registration.



Also, although a Russian public enterprise having a certain minimum number of shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, this regulation has not always been strictly enforced in practice. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. In addition, so-called "financial-industrial groups" have emerged in recent years that seek to deter outside investors from interfering in the management of the companies they control. These practices may prevent a Fund from investing in the securities of certain Russian companies deemed suitable by the Manager. Further, this also could cause a delay in the sale of Russian securities held by a Fund if a particular purchaser is deemed unsuitable, which may expose the Fund to potential loss on the investment.


SECURITIES LENDING


A Fund may make secured loans of its portfolio securities amounting to not more than one-third of its total assets (one-quarter in the case of International Intrinsic Value Fund). For these purposes, total assets include the proceeds of such loans. Securities loans are made to broker-dealers that the Manager believes to be of relatively high credit standing pursuant to agreements requiring that the loans be continuously collateralized by cash, liquid securities, or shares of other investment companies with a value at least equal to the market value of the loaned securities. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that normally represents a portion of the Fund's earnings on the collateral. As with other extensions of credit, the Fund bears the risk of delay in the recovery of the securities and of loss of rights in the collateral should the borrower fail financially. The Fund also bears the risk that the value of investments made with collateral may decline.


Voting rights or rights to consent with respect to the loaned securities pass to the borrower. The Fund has the right to call loans at any time on reasonable notice and will do so if holders of a loaned security are asked to take action on a material matter. However, the Fund bears the risk of delay in the return of the security, impairing the Fund's ability to vote on such matters. The Manager has retained lending agents on behalf of several of the Funds that are compensated based on a percentage of the Fund's return on its securities lending. The Fund also pays various fees in connection with securities loans, including shipping fees and custodian fees.

A Fund's securities loans may or may not be structured to preserve qualified dividend income treatment on dividends paid on the loaned securities. A Fund may receive substitute payments under its loans (instead of dividends on the loaned securities) that are not eligible for treatment as qualified dividend income or the long-term capital gain tax rates applicable to qualified dividend income. See "Taxes" below for further discussion of qualified dividend income.

DEPOSITORY RECEIPTS

Many of the Funds invest in American Depositary Receipts (ADRs), Global Depository Receipts (GDRs), and European Depository Receipts (EDRs) (collectively, "Depository Receipts"). Depository Receipts generally evidence an ownership interest in a foreign security on deposit with a financial institution. Transactions in Depository Receipts usually do not settle in the same currency in which the underlying foreign securities are denominated or traded. Generally, ADRs are designed for use in the U.S. securities markets and EDRs are designed for use in European securities markets. GDRs may be traded in any public or private securities markets and may represent securities held by institutions located anywhere in the world.

CONVERTIBLE SECURITIES


A convertible security is a security (a bond or preferred stock) that may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but are usually subordinated to senior debt obligations of the issuer. Convertible securities provide holders, through their conversion feature, an opportunity to participate in increases in the market price of their underlying securities. The price of a convertible security is influenced by the market price of the underlying securities, and tends to increase as the market price rises and decrease as the market price declines. The Manager regards convertible securities as a form of equity security.


PREFERRED STOCKS


Preferred stocks include convertible and non-convertible preferred and preference stocks that are senior to common stock. Preferred stocks are equity securities that are senior to common stock with respect to the right to receive dividends and a fixed share of the proceeds resulting from the issuer's liquidation. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of the issuer's common stock, and thus represent an ownership interest in the issuer. Depending on the features of the particular security, holders of preferred stock may bear the risks disclosed in the Prospectus or this Statement of Additional Information regarding equity or fixed income securities.


WARRANTS AND RIGHTS


A Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price. Funds typically use warrants and rights in a manner similar to their use of options on securities as described in "Options and Futures" below. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of options. Unlike most options, however, warrants and rights are issued in specific amounts, and warrants generally have longer terms than options. Warrants and rights are not likely to be as liquid as exchange-traded options backed by a recognized clearing agency. In addition, the terms of warrants or rights may limit a Fund's ability to exercise the warrants or rights at such time, or in such quantities, as the Fund would otherwise wish.



NON-STANDARD WARRANTS. From time to time, Emerging Countries Fund may use non-standard warrants, often referred to as low exercise price warrants or low exercise price options ("LEPOs"), to gain indirect exposure to issuers in certain countries, such as India. LEPOs are different from standard warrants in that they do not give their holders the right to receive a security of the issuer upon exercise. Rather, LEPOs pay the holder the difference in price of the underlying security between the date the LEPO was purchased and the date it is sold. LEPOs entail the same risks as other over-the-counter derivative instruments. These include the risk that the counterparty or issuer of the LEPO may not be able to fulfill its obligations, that the holder and counterparty or issuer may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. See "Description of Principal Risks--Derivatives Risk" and "--Credit and Counterparty Risk" in the Prospectus and "Uses of Derivatives" below. Additionally, while LEPOs may be listed on an exchange, there is no guaranty that a liquid market will exist or that the counterparty or issuer of a LEPO will be willing to repurchase the LEPO when the Fund wishes to sell it.


OPTIONS AND FUTURES

Many of the Funds use options and futures for various purposes. See "Uses of Derivatives" below. The use of options contracts, futures contracts, and options on futures contracts involves risk. Thus, while a Fund may benefit from the use of options, futures and options on futures, unanticipated changes in interest rates, securities prices, or currency exchange rates may adversely affect a Fund's performance.


OPTIONS. Funds that use options (1) may enter into contracts giving third parties the right to buy portfolio securities from the Fund for a fixed price at a future date ("writing call options"); (2) may enter into contracts giving third parties the right (but not the obligation) to sell securities to the Fund for a fixed price at a future date ("writing put options"); and (3) may buy the right (but not the obligation) to purchase securities from third parties ("call options") or the right (but not the obligation) to sell securities to third parties ("put options") for a fixed price at a future date.


A Fund's ability to write and purchase call and put options is limited by the requirements for qualifying as a regulated investment company under the Internal Revenue Code.


WRITING OPTIONS. A Fund may seek to increase its return by writing call or put options on securities or indexes. A call option written by a Fund gives the holder the right (but not the obligation) to buy the underlying security from the Fund at a stated exercise price; a put option written by a Fund gives the holder the right (but not the obligation) to sell the underlying security to the Fund at a stated exercise price. In the case of options on indexes, the options are typically cash settled for the difference between the exercise price and the market value of the index on the date of exercise.



A Fund receives a premium for writing a put or call option. The premium increases the Fund's return in the event the option expires unexercised or is closed out at a profit. The size of the premium reflects, among other things, the relationship of the market price and volatility of the underlying security or securities index to the exercise price of the option, the remaining term of the option, supply and demand, and interest rates. By writing a call option on a security held by the Fund, the Fund limits its opportunity to profit from an increase in the market price of the underlying security above the exercise price of the option. If the Fund does not hold the security underlying a call written by the Fund and the market price exceeds the exercise price, the Fund will suffer a loss equal to the amount by which the market price exceeds the exercise price at the time the call option is exercised minus the premium received. By writing a put option on a security, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market price, resulting in a loss on exercise equal to the amount by which the market price of the security is below the exercise price minus the premium received.



PURCHASING OPTIONS. For a call option purchased by a Fund to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium paid by the Fund to the writer and transaction costs. Likewise, in order for a put option purchased by a Fund to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium paid by the Fund and transaction costs.



CLOSING TRANSACTIONS. A holder of an option may terminate its position in a put or call option it has purchased by allowing it to expire or by exercising the option. If an option is American style, it may be exercised on any day up to its expiration date. In contrast, a European style option may be exercised only on its expiration date.



In addition, a holder of an option may terminate its obligation prior to the option's expiration by effecting an offsetting closing transaction. In the case of exchange-traded options, a Fund, as a holder of an option, may effect an offsetting closing sale transaction by selling an option of the same series as the option previously purchased. A Fund realizes a loss from a closing sale transaction if the premium received from the sale of the option is less than the premium paid to purchase the option (plus transaction costs). Similarly, a Fund that has written an option may effect an offsetting closing purchase transaction by buying an option of the same series as the option previously written. A Fund realizes a loss from a closing purchase transaction if the cost of the closing purchase transaction (option premium plus transaction costs) is greater than the premium received from writing the option. If a Fund closes a call option that it has written at a loss, the Fund's loss is likely to be offset in whole or in part by the appreciation in value of the underlying securities. No guarantee exists that a Fund will be able to effect a closing purchase or a closing sale at any particular time.


An over-the-counter option may be closed out only with the counterparty, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the option with the counterparty. If a Fund desires to sell a security on which it has written a call option, it will effect a closing purchase prior to or concurrently with the sale of the security.








RISK FACTORS IN OPTIONS TRANSACTIONS. Since an American style option allows the holder to exercise its rights any time prior to expiration of the option, the writer of an American style option has no control over when the underlying securities or index must be sold, in the case of a call option, or purchased, in the case of a put option. This risk is not present when writing a European style option since the holder may only exercise the option on its expiration date.



Regardless of its style (American or European), if a call option is never exercised, the writer's gain (the amount of the premium) may be offset by a decline in the market value of the underlying security or index during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security or index. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security or index at the exercise price, which will typically exceed the then current market value of the underlying security or index. The purchaser of an option risks losing the premium paid for the option plus related transaction costs if the option expires worthless.



An exchange-traded option may be closed out by means of an offsetting transaction only on a national securities exchange ("Exchange"), which generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, a Fund might not be able to effect an offsetting closing transaction for a particular option as described above. As a result, the Fund, if it is the holder of an option, would be able to realize profits or limit losses only by exercising the option or, if it is the writer of an option, would remain obligated under the option and (in the case of a written call option) would not be able to sell the underlying security until the option expires unexercised or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market on an Exchange include the following: (i) insufficient trading interest in some options; (ii) restrictions by an Exchange on opening or closing transactions, or both; (iii) trading halts, suspensions, or other restrictions on particular classes or series of options or underlying securities; (iv) unusual or unforeseen interruptions in normal operations on an Exchange; (v) inability to handle current trading volume; or (vi) discontinuance of options trading (or trading in a particular class or series of options) (although outstanding options on an Exchange that were issued by the Options Clearing Corporation should continue to be exercisable in accordance with their terms).


The Exchanges have established limits on the maximum number of options an investor or group of investors acting in concert may write. The Funds, the Manager, and other clients of the Manager constitute such a group. These limits restrict a Fund's ability to purchase or sell options on a particular security.


An over-the-counter option may be closed out only with the counterparty, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the option with the counterparty. See "Swap Contracts and Other Two-Party Contracts--Risk Factors in Swap Contracts, OTC Options, and Other Two-Party Contracts" below.



FUTURES. To the extent consistent with applicable law, a Fund permitted to invest in futures contracts may invest in futures contracts on, among other things, financial instruments (such as a U.S. government security or other fixed income instrument), individual equity securities ("single stock futures") or securities indices and interest rates.


Sale of a financial futures contract creates an obligation by the seller to deliver a specified quantity of a financial instrument in a specified delivery month for a stated price. A purchase of a financial futures contract creates an obligation by the purchaser to pay for and take delivery of the type of financial instrument called for in the contract in a specified delivery month for a stated price. In some cases, the specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. That determination is made in accordance with the rules of the exchange on which the sale or purchase was made. Some futures contracts are "cash settled" (rather than "physically settled," as described above), which means that the purchase price is subtracted from the current market value of the instrument and the net amount, if positive, is paid to the purchaser by the seller of the futures contract and, if negative, is paid by the purchaser to the seller of the futures contract. Futures contracts are traded in the United States only on commodity exchanges or boards of trade - known as "contract markets" - approved by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant or brokerage firm that is a member of the relevant market.


The purchase or sale of a futures contract differs from the purchase or sale of a security or option in that no price or premium is paid or received. Instead, an amount of cash, U.S. government securities, or other liquid assets equal in value to a percentage of the face amount of the futures contract must be deposited with the broker. This amount is known as initial margin. The amount of the initial margin is generally set by the market on which the contract is traded. Subsequent payments to and from the broker, known as variation margin, are made on a daily basis as the price of the underlying futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." Prior to the settlement date of the futures contract, the position may be closed by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a commission is paid to the broker on each completed purchase and sale.


In most cases, futures contracts are closed before the settlement date without the making or taking of delivery. A sale of a futures contract is closed by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and the same delivery date. If the price of the initial sale exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, a purchase of a futures contract is closed out by selling a corresponding futures contract. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and, if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

INDEX FUTURES. Some Funds may purchase futures contracts on securities indexes ("Index Futures"). A Fund's purchase and sale of Index Futures is limited to contracts and exchanges approved by the CFTC.

A Fund may close open positions on an exchange on which Index Futures are traded at any time through the expiration day. In general, all positions that remain open at the close of business on that day must be settled on the next business day (based on the value of the relevant index on the expiration day). Additional or different margin requirements as well as settlement procedures may apply to foreign stock Index Futures.

Changes in the price of Index Futures may not correlate perfectly with price movements in the relevant index due to market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting margin calls, investors may close futures contracts through offsetting transactions which could distort normal correlations. Second, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, resulting in more speculators who may cause temporary price distortions. Third, trading hours for foreign stock Index Futures may not correspond perfectly to the trading hours of the foreign exchange to which a particular foreign stock Index Future relates. As a result, the lack of continuous arbitrage may cause a disparity between the price of foreign stock Index Futures and the value of the relevant index.

INTEREST RATE FUTURES. Some Funds may engage in transactions involving the use of futures on interest rates. These transactions may be in connection with investments in U.S. government securities and other fixed income securities.


OPTIONS ON FUTURES CONTRACTS. Options on futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the option exercise price at any time during the period of the option. Funds may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, a Fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, a Fund may hedge against a possible increase in the price of securities the Fund expects to purchase by purchasing call options or writing put options on futures contracts rather than purchasing futures contracts. Options on futures contracts generally operate in the same manner as options purchased or written directly on the underlying investments. See "Foreign Currency Transactions" below for a description of some Funds' use of options on currency futures.


A Fund's ability to establish and close options on futures contracts will depend on the development and maintenance of a liquid secondary market. The development and maintenance of a liquid secondary market is not certain.

RISK FACTORS IN FUTURES TRANSACTIONS. Investment in futures contracts involves risk. If the futures are used for hedging, an imperfect correlation between movements in the price of the futures contract and the price of the security or currency being hedged creates risk. Correlation is higher when the investment being hedged underlies the futures contract. Correlation is lower when the investment being hedged is different than the instrument underlying the futures contract, such as when a futures contract on an index of securities is used to hedge a single security, a futures contract on one security (e.g., U.S. Treasury bonds) is used to hedge a different security (e.g., a mortgage-backed security), or when a futures contract in one currency is used to hedge a security denominated in another currency. In the event of an imperfect correlation between a futures position and the portfolio position (or anticipated position) intended to be protected, the Fund may realize a loss on the futures contract or the portfolio position intended to be protected. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches.

To compensate for imperfect correlations, a Fund may purchase or sell futures contracts in a greater amount than the hedged securities if the volatility of the price of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, a Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged securities is historically less than that of the futures contract.


A Fund also may purchase futures contracts (or options on them) as an anticipatory hedge against a possible increase in the price of a currency in which securities the Fund anticipates purchasing is denominated. In such instances, the currency may instead decline. If the Fund does not then invest in those securities, the Fund may realize a loss on the futures contract that is not offset by a reduction in the price of the securities purchased.



The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges to limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached, no trades of the contract may be entered at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past exceeded the daily limit on several consecutive trading days. Short positions in Index Futures may be closed out only by purchasing a futures contract on the exchange on which the Index Futures are traded.



The successful use of futures contracts and related options for hedging and risk management also depends on the ability of the Manager to forecast correctly the direction and extent of movements within a given time frame in exchange rate, interest rate, and stock prices. For example, to the extent a Fund invests in fixed income securities and interest rates remain stable (or move in a direction opposite to that anticipated) during the period a futures contract or related option on those securities is held by a Fund, the Fund would realize a loss on the futures that is not offset by an increase in the value of its portfolio securities. As a result, the Fund's total return would be less than if it had not used the futures.


As discussed above, a Fund that purchases or sells a futures contract is only required to deposit initial and variation margin as required by relevant CFTC regulations and the rules of the contract market. Because the purchase of a futures contract obligates the Fund to purchase the underlying security at a set price on a future date, the Fund's net asset value will fluctuate with the value of the security as if it were already in the Fund's portfolio. Futures transactions have the effect of investment leverage to the extent the Fund does not maintain liquid assets equal to the face amount of the contract.


Trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The lack of a common clearing facility creates counterparty risk. If a counterparty defaults, a Fund normally will have contractual remedies against that counterparty, but may be unsuccessful in enforcing those remedies. When seeking to enforce a contractual remedy, a Fund also is subject to the risk that the parties may interpret contractual terms (e.g., the definition of default) differently. If a dispute occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead the Fund to decide not to pursue its claims against the counterparty. A Fund thus assumes the risk that it may be unable to obtain payments owed to it under foreign futures contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that a Fund might realize in trading could be offset (or worse) by adverse changes in the exchange rate.

If a Fund combines short and long positions, in addition to possible declines in the values of its investment securities, the Fund will incur losses if the securities index underlying the long futures position underperforms the securities index underlying the short futures position.

The Funds' ability to engage in the options and futures strategies described above depends on the liquidity of the markets in those instruments. Trading interest in various types of options or futures cannot be predicted. Therefore, no assurance can be given that a Fund will be able to utilize these instruments effectively. Furthermore, each Fund's ability to engage in options and futures transactions may be limited by tax considerations.

SWAP CONTRACTS AND OTHER TWO-PARTY CONTRACTS


Some of the Funds may use swap contracts and other two-party contracts for the same or similar purposes as options, futures, and related options. (See "Uses of Derivatives" below for more information regarding the various derivatives strategies those Funds may employ using swap contracts and other two-party contracts.)



SWAP CONTRACTS. Swap contracts are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap," two parties agree to exchange returns (or differentials in rates of return) calculated on a "notional amount," e.g., the return on or increase in value of a particular dollar amount invested at a particular interest rate in a particular foreign currency or in a "basket" of securities representing a particular index.






EQUITY SWAP CONTRACTS AND CONTRACTS FOR DIFFERENCES. The parties to equity swap contracts agree to exchange returns calculated on a notional amount of an equity index (e.g., the S&P 500 Index), basket of equity securities, or individual equity security.


If a Fund enters into an equity swap contract (long or short), the Fund's net asset value will fluctuate with changes in the value of the equity index, basket of equity securities, or individual equity security on which the swap is based. The fluctuation will be the same as if the Fund had purchased or sold the notional amount of securities comprising the index, securities comprising the basket, or individual security, as the case may be.


Contracts for differences are swap arrangements in which the parties agree that their return (or loss) will be based on the relative performance of two different groups or "baskets" of securities. Often, one or both "baskets" will be an established securities index. The Fund's return is based on changes in value of theoretical, long futures positions in the securities comprising one basket (with an aggregate face value equal to the notional amount of the contract for differences) and theoretical short futures positions in the securities comprising the other basket. The Fund also may use actual long and short futures positions and achieve similar market exposure by netting the payment obligations of the two contracts. The Funds will only enter into contracts for differences (and analogous futures positions) when the Manager believes that the basket of securities constituting the long position will outperform the basket constituting the short position. If the short basket outperforms the long basket, however, the Fund will realize a loss -- even in circumstances when the securities in both the long and short baskets appreciate in value.



INTEREST RATE AND CURRENCY SWAP CONTRACTS. The parties to interest rate swaps agree to pay or receive interest on a notional principal amount (e.g., an exchange of payments based on a floating interest rate for payments based on a fixed interest rate). The parties to currency swaps agree to pay or receive fluctuations in the notional amount of two different currencies (e.g., an exchange of payments on fluctuations in the value of the U.S. dollar relative to the Japanese yen).



INTEREST RATE CAPS, FLOORS, AND COLLARS. The Funds may use interest rate caps, floors, and collars for the same or similar purposes as they use interest rate futures contracts and related options and, as a result, will be subject to similar risks. See "Options and Futures - Risk Factors in Options Transactions" and "Options and Futures - Risk Factors in Futures Transactions" above. Like interest rate swap contracts, interest rate caps, floors, and collars are two-party agreements in which the parties agree to pay or receive interest on a notional principal amount. The purchaser of an interest rate cap receives interest payments from the seller to the extent that the return on a specified index exceeds a specified interest rate. The purchaser of an interest rate floor receives interest payments from the seller to the extent that the return on a specified index falls below a specified interest rate. The purchaser of an interest rate collar receives interest payments from the seller to the extent that the return on a specified index falls outside the range of two specified interest rates.



RISK FACTORS IN SWAP CONTRACTS, OTC OPTIONS, AND OTHER TWO-PARTY CONTRACTS. A Fund may only close out a swap, contract for differences, cap, floor, collar, or OTC option with the particular counterparty, and may only transfer a position with the consent of the particular counterparty. If the counterparty defaults, a Fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, a Fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund when the Fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.



The Manager monitors the creditworthiness of OTC derivatives counterparties. Typically, a Fund will enter into these transactions only with counterparties who, at the time it enters into a transaction, have long-term debt ratings of A or higher by Standard & Poor's or Moody's Investors Service, Inc. ("Moody's") (or, if unrated, have comparable credit ratings as determined by the Manager). Short-term derivatives may be entered into with counterparties that do not have long-term debt ratings if they have short-term debt ratings of A-1 by Standard & Poor's and/or a comparable rating by Moody's. The credit rating of a counterparty may be adversely affected by larger-than-average volatility in the markets, even if the counterparty's net market exposure is small relative to its capital.



ADDITIONAL REGULATORY LIMITATIONS ON THE USE OF FUTURES AND RELATED OPTIONS, INTEREST RATE FLOORS, CAPS AND COLLARS, AND INTEREST RATE AND CURRENCY SWAP CONTRACTS AND RELATED INSTRUMENTS. Each Fund has claimed an exclusion from the definition of "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under that Act.


FOREIGN CURRENCY TRANSACTIONS

Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably as a result of intervention (or the failure to intervene) by the U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. Foreign currencies in which the Funds' assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.


Funds that are permitted to invest in securities denominated in foreign currencies may buy or sell foreign currencies or deal in forward foreign currency contracts, currency futures contracts and related options, and options on currencies. Those Funds may use such currency instruments for hedging, investment, or currency risk management. Currency risk management may include taking active currency positions relative to both the securities portfolio of the Fund and the Fund's performance benchmark. Those Funds also may purchase forward foreign exchange contracts in conjunction with U.S. dollar-denominated securities in order to create a synthetic foreign currency denominated security that approximates desired risk and return characteristics when the non-synthetic securities either are not available in foreign markets or possess undesirable characteristics.



Forward foreign currency contracts are contracts between two parties to purchase and sell a specific quantity of a particular currency at a specified price, with delivery and settlement to take place on a specified future date. Currency futures contracts are contracts to buy or sell a standard quantity of a particular currency at a specified future date and price. However, currency futures can be and often are closed out prior to delivery and settlement (see "Futures" above for additional information). Options on currency futures contracts give their holder the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified currency futures contract at a fixed price during a specified period. Options on currencies give their holder the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified quantity of a particular currency at a fixed price during a specified period.


REPURCHASE AGREEMENTS

A Fund may enter into repurchase agreements with banks and broker-dealers. A repurchase agreement is a contract under which the Fund acquires a security (usually an obligation of the government where the transaction is initiated or in whose currency the agreement is denominated) for a relatively short period (usually not more than a week) for cash and subject to the commitment of the seller to repurchase the security for an agreed-upon price on a specified date. The repurchase price is in excess of the acquisition price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Repurchase agreements afford a Fund the opportunity to earn a return on temporarily available cash at no market risk, although the Fund does run the risk of a seller's defaulting in its obligation to pay the repurchase price when it is required to do so. Such a default may subject the Fund to expenses, delays, and risks of loss including: (i) possible declines in the value of the underlying security while the Fund is seeking to enforce its rights, (ii) possible reduced levels of income and lack of access to income during this period, and (iii) inability to enforce its rights and the expenses involved in attempted enforcement.



DEBT AND OTHER FIXED INCOME SECURITIES GENERALLY



Debt and other fixed income securities include fixed income and floating rate securities of any maturity. Fixed income securities pay a specified rate of interest or dividends. Floating rate securities pay a rate that is adjusted periodically by reference to a specified index or market rate. Fixed income and floating rate securities include securities issued by federal, state, local, and foreign governments and related agencies, and by a wide range of private issuers, and generally are referred to in this Statement of Additional Information as "fixed income securities." Indexed bonds are a type of fixed income security whose principal value and/or interest rate is periodically adjusted according to a specified instrument, index, or other statistic (e.g., other securities, inflation indices, currencies, or commodities). See "Indexed Securities" below.



Holders of fixed income securities are exposed to both market and credit risk. Market risk (or "interest rate risk") relates to changes in a security's value as a result of changes in interest rates generally. In general, the values of fixed income securities increase when interest rates fall and decrease when interest rates rise. Credit risk relates to the ability of the issuer to make payments of principal and interest. Obligations of issuers are subject to bankruptcy, insolvency and other laws that affect the rights and remedies of creditors. Fixed income securities denominated in foreign currencies also are subject to the risk of a decline in the value of the denominating currency.



Because interest rates vary, the future income of a Fund that invests in fixed income securities cannot be predicted with certainty. The future income of a Fund that invests in indexed securities also will be affected by changes in those securities' indices over time (e.g., changes in inflation rates, currency rates, or commodity prices).


CASH AND OTHER HIGH QUALITY INVESTMENTS

Many of the Funds may temporarily invest a portion of their assets in cash or cash items pending other investments or in connection with the maintenance of liquid assets required in connection with some of the Funds' investments. These cash items and other high quality corporate debt securities may include money market instruments such as securities issued by the United States Government and its agencies, bankers' acceptances, commercial paper, and bank certificates of deposit.


U.S. GOVERNMENT SECURITIES AND FOREIGN GOVERNMENT SECURITIES


U.S. government securities include securities issued or guaranteed by the U.S. government or its authorities, agencies, or instrumentalities. Foreign government securities include securities issued or guaranteed by foreign governments (including political subdivisions) or their authorities, agencies, or instrumentalities or by supra-national agencies. Different kinds of U.S. government securities and foreign government securities have different kinds of government support. For example, some U.S. government securities (e.g., U.S. Treasury bonds) are supported by the full faith and credit of the United States. Other U.S. government securities are issued or guaranteed by federal agencies or government-chartered or -sponsored enterprises but are neither guaranteed nor insured by the U.S. government (e.g., debt securities issued by the Federal Home Loan Mortgage Corporation ("Freddie Mac"), Federal National Mortgage Association ("Fannie Mae"), and Federal Home Loan Banks ("FHLBs")). Similarly, some foreign government securities are supported by the full faith and credit of a foreign national government or political subdivision and some are not. Foreign government securities of some countries may involve varying degrees of credit risk as a result of financial or political instability in those countries and the possible inability of a Fund to enforce its rights against the foreign government. As with issuers of other fixed income securities, sovereign issuers may be unable or unwilling to make timely principal or interest payments.


Supra-national agencies are agencies whose member nations make capital contributions to support the agencies' activities, and include the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Coal and Steel Community, and the Inter-American Development Bank.

As with other fixed income securities, U.S. government securities and foreign government securities expose their holders to market risk because their values typically change as interest rates fluctuate. For example, the value of U.S. government securities or foreign government securities may fall during times of rising interest rates. Yields on U.S. government securities and foreign government securities tend to be lower than those of corporate securities of comparable maturities.

In addition to investing directly in U.S. government securities and foreign government securities, a Fund may purchase certificates of accrual or similar instruments evidencing undivided ownership interests in interest payments and/or principal payments of U.S. government securities and foreign government securities. Certificates of accrual and similar instruments may be more volatile than other government securities.

REAL ESTATE INVESTMENT TRUSTS ("REITS")

REITs are pooled investment vehicles that invest in real estate or real estate-related companies. The Funds may invest in different types of REITs, including equity REITs, which own real estate directly; mortgage REITs, which make construction, development, or long-term mortgage loans; and hybrid REITs, which share characteristics of equity REITs and mortgage REITs.

In general, the value of a REIT's shares changes in light of factors affecting the real estate industry. Factors affecting the performance of real estate may include the supply of real property in some markets, changes in zoning laws, completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, adequacy of rent to cover operating expenses, and local and regional markets for competing asset classes. The performance of real estate also may be affected by changes in interest rates, management of insurance risks, and social and economic trends. REITs are also subject to poor performance by the REIT's manager, defaults by borrowers, adverse changes in the tax laws, and the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986 and/or to maintain exempt status under the 1940 Act. See "Taxes" below for a discussion of special tax considerations relating to a Fund's investment in REITs.





























































BELOW INVESTMENT GRADE SECURITIES


Some Funds may invest a portion of their assets in securities rated below investment grade (that is, rated below BBB- by Standard & Poor's or below Baa3 by Moody's or determined by the Manager to be of comparable quality to securities so rated) at the time of purchase, including securities in the lowest rating categories and comparable unrated securities ("Below Investment Grade Securities") (commonly referred to as "junk bonds"). In addition, some Funds may hold securities that are downgraded to below-investment-grade status after the time of purchase by the Funds. Compared to higher quality fixed income securities, Below Investment Grade Securities offer the potential for higher investment returns but subject holders to greater credit and market risk. The ability of an issuer of Below Investment Grade Securities to meet principal and interest payments is considered speculative. A Fund's investments in Below Investment Grade Securities are more dependent on the Manager's own credit analysis than its investments in higher quality bonds. The market for Below Investment Grade Securities may be more severely affected than other financial markets by economic recession or substantial interest rate increases, changing public perceptions, or legislation that limits the ability of certain categories of financial institutions to invest in Below Investment Grade Securities. In addition, the market may be less liquid for Below Investment Grade Securities. Reduced liquidity can affect the values of Below Investment Grade Securities, make their valuation and sale more difficult, and result in greater volatility. Because Below Investment Grade Securities are difficult to value, particularly during erratic markets, the values realized on their sale may differ from the values at which they are carried by a Fund. Some Below Investment Grade Securities in which a Fund invests may be in poor standing or in default.



Securities in the lowest investment-grade category (BBB or Baa) also have some speculative characteristics. See Appendix B - "Commercial Paper and Corporate Debt Ratings" below for more information concerning commercial paper and corporate debt ratings.

INDEXED SECURITIES


Indexed securities are securities the redemption values and/or the coupons of which are indexed to a specific instrument, index, or other statistic. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to other securities, securities indices, inflation indices, currencies, precious metals or other commodities, or other financial indicators. For example, the maturity value of gold-indexed securities depends on the price of gold and, therefore, their price tends to rise and fall with gold prices.



The performance of indexed securities depends on the performance of the security, security index, inflation index, currency, or other instrument to which they are indexed. Performance also may be influenced by interest rate changes in the U.S. and abroad. Indexed securities also are subject to the credit risks of the issuer, and their values are adversely affected by declines in the issuer's creditworthiness.



CURRENCY-INDEXED SECURITIES. Currency-indexed securities have maturity values or interest rates determined by reference to the values of one or more foreign currencies. Currency-indexed securities also may have maturity values or interest rates that depend on the values of a number of different foreign currencies relative to each other.






INVERSE FLOATING OBLIGATIONS. Indexed securities in which a Fund may invest include so-called "inverse floating obligations" or "residual interest bonds" on which the interest rates typically decline as short-term interest rates increase and increase as short-term interest rates decline. Inverse floating obligations have the effect of investment leverage, since they will generally increase or decrease in value in response to changes in interest rates at a rate that is a multiple of the rate at which fixed-rate long-term securities increase or decrease in value in response to such changes. As a result, the market values of inverse floating obligations generally will be more volatile than the market values of fixed-rate securities.



INFLATION-INDEXED BONDS. Some Funds invest in inflation indexed bonds. In particular, Inflation Indexed Bond Fund invests primarily in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index ("CPI") accruals as part of a semiannual coupon.



Inflation-indexed securities issued by the U.S. Treasury (or "TIPS") have maturities of approximately five, ten or twenty years (thirty year TIPS are no longer offered), although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year's inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).



If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of a U.S. Treasury inflation-indexed bond, even during a period of deflation, although the inflation-adjusted principal received could be less than the inflation-adjusted principal that had accrued to the bond at the time of purchase. However, the current market value of the bonds is not guaranteed and will fluctuate. A Fund also may invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.



The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. There can be no assurance, however, that the value of inflation-indexed bonds will be directly correlated to changes in interest rates.



Although inflation-indexed bonds protect holders from long-term inflationary trends, short-term increases in inflation may result in a decline in value. In addition, inflation indexed bonds do not protect holders from increases in interest rates due to reasons other than inflation (such as changes in currency exchange rates).


The periodic adjustment of U.S. inflation indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation, and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect changes in a comparable inflation index calculated by the foreign government. No assurance can be given that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. In addition, no assurance can be given that the rate of inflation in a foreign country will correlate to the rate of inflation in the United States.

Coupon payments received by a Fund from inflation indexed bonds are included in the Fund's gross income in the period in which they accrue. In addition, any increase in the principal amount of an inflation indexed bond constitutes taxable ordinary income to investors in the Fund, even though principal is not paid until maturity.


TAX CONSEQUENCES OF INVESTING IN INDEXED SECURITIES. A Fund's investments in indexed securities, including inflation-indexed bonds, may generate taxable income in excess of the interest they pay to the Fund. As a result, a Fund may be required to sell assets to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level. See "Distributions and Taxes" in the Prospectus and "Distributions" and "Taxes" in this Statement of Additional Information.

STRUCTURED NOTES


Similar to indexed securities described above, structured notes are derivative debt securities, the interest rate or principal of which is determined by reference to changes in the value of a specific asset, reference rate, or index (the "reference") or the relative change in two or more references. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased, depending upon changes in the reference. The terms of a structured note may provide that in certain circumstances no principal is due at maturity and, therefore, may result in a loss of invested capital. Structured notes may be positively or negatively indexed, so that appreciation of the reference may produce an increase or decrease in the interest rate or value of the principal at maturity. In addition, changes in the interest rate or the value of the principal at maturity may be fixed at a specified multiple of the change in the value of the reference, making the value of the note very volatile.


Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured notes also may be more volatile, less liquid, and more difficult to price accurately than less complex securities or more traditional debt securities.








ILLIQUID SECURITIES, PRIVATE PLACEMENTS, AND RESTRICTED SECURITIES


Each Fund may invest up to 15% of its net assets in illiquid securities. For this purpose, "illiquid securities" are securities that the Fund may not sell or dispose of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities.

A repurchase agreement maturing in more than seven days is considered illiquid, unless it can be terminated after a notice period of seven days or less.

As long as the SEC maintains the position that most swap contracts, caps, floors, and collars are illiquid, the Funds will continue to designate these instruments as illiquid unless the instrument includes a termination clause or has been determined to be liquid based on a case-by-case analysis pursuant to procedures approved by the Trustees.


PRIVATE PLACEMENTS AND RESTRICTED INVESTMENTS. Illiquid securities include securities of private issuers, securities traded in unregulated or shallow markets, and securities that are purchased in private placements and are subject to legal or contractual restrictions on resale. Because relatively few purchasers of these securities may exist, especially in the event of adverse market or economic conditions or adverse changes in the issuer's financial condition, a Fund could have difficulty selling them when the Manager believes it advisable to do so or may be able to sell them only at prices that are lower than if they were more widely held. Disposing of illiquid securities may involve time-consuming negotiation and legal expenses, and selling them promptly at an acceptable price may be difficult or impossible.


While private placements may offer attractive opportunities not otherwise available in the open market, the securities purchased are usually "restricted securities" or are "not readily marketable." Restricted securities cannot be sold without being registered under the Securities Act of 1933 or pursuant to an exemption from registration (such as Rules 144 or 144A). Securities that are not readily marketable are subject to other legal or contractual restrictions on resale. A Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delay in effecting registration. A Fund selling its securities in a registered offering may be deemed to be an "underwriter" for purposes of Section 11 of the Securities Act of 1933. In such event, the Fund may be liable to purchasers of the securities under Section 11 if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading, although the Fund may have a due diligence defense.



At times, the inability to sell illiquid securities can make it more difficult to determine their fair value for purposes of computing a Fund's net asset value. The judgment of the Manager normally plays a greater role in valuing these securities than in valuing publicly traded securities.



INVESTMENTS IN OTHER INVESTMENT COMPANIES OR OTHER POOLED INVESTMENTS



Subject to applicable regulatory requirements, a Fund may invest in shares of both open- and closed-end investment companies (including single country funds and exchange-traded funds ("ETFs")). Investing in another investment company exposes a Fund to all the risks of that investment company and, in general, subjects it to a pro rata portion of the other investment company's fees and expenses. Many of the Funds also may invest in private investment funds, vehicles, or structures.


ETFs are hybrid investment companies that are registered as open-end investment companies or unit investment trusts ("UITs") but possess some of the characteristics of closed-end funds. ETFs typically hold a portfolio of common stocks that is intended to track the price and dividend performance of a particular index. Common examples of ETFs include S&P Depositary Receipts ("SPDRs") and iShares, which may be purchased from the UIT or investment company issuing the securities or in the secondary market (SPDRs are listed on the American Stock Exchange and iShares are listed on the New York Stock Exchange). The market price for ETF shares may be higher or lower than the ETF's net asset value. The sale and redemption prices of ETF shares purchased from the issuer are based on the issuer's net asset value.


Certain non-asset allocation Funds may invest without limitation in other Funds of the Trust (the "underlying Funds"). These investments are not made in reliance on the fund of funds exemption provided in Section 12(d)(1)(G) of the 1940 Act, but instead are made in reliance on an SEC exemptive order obtained by the Manager and the Trust permitting Funds of the Trust to operate as funds of funds. As described in the Prospectus, shareholders of the investing Funds do not bear directly any of the operating fees and expenses of the underlying Funds, but bear indirectly a proportionate share of their operating fees and expenses.

SHORT SALES



A Fund may seek to hedge investments or realize additional gains through short sales. A Fund may make short sales "against the box," meaning the Fund may make short sales where the Fund owns or has the right to acquire at no added cost securities identical to those sold short. A Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.


                               USES OF DERIVATIVES

                            INTRODUCTION AND OVERVIEW


This overview outlines various ways in which the Funds may use different types of exchange-traded and OTC derivatives in implementing their investment programs. It is intended to supplement the information included in the GMO Trust Prospectus and the information provided in the "Fund Investments" and "Descriptions and Risks of Fund Investments" sections of this Statement of Additional Information. This overview, however, is not intended to be exhaustive and a Fund may use types of derivatives and/or employ derivatives strategies not otherwise described in this Statement of Additional Information or the Prospectus.



In addition, a Fund may not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. Also, suitable derivatives transactions may not be available in all circumstances and there can be no assurance that a Fund will be able to identify or employ a desirable derivatives transaction at any time or from time to time, or that any such transactions will be successful.



Note: Unless otherwise noted below in this section, the uses of derivatives discussed herein with respect to a particular Fund only refer to the Fund's direct use of such derivatives. As indicated in the Prospectus and in the "Fund Investments" section of this Statement of Additional Information, certain Funds may invest in other Funds of the Trust, which, in turn, may use types of derivatives and/or employ derivatives strategies that differ from those described in this Statement of Additional Information or the Prospectus.



FUNCTION OF DERIVATIVES IN FUNDS. The types of derivatives used and derivatives strategies employed by a Fund and the extent of a Fund's use of derivatives varies from Fund to Fund depending on the Fund's specific investment objective and strategies. In addition, specific market conditions may influence the Manager's choice of derivatives and derivatives strategies for a particular Fund.






COUNTERPARTY CREDITWORTHINESS. As discussed earlier, the Manager monitors the creditworthiness of OTC derivatives counterparties. Typically, a Fund will enter into these transactions only with counterparties who, at the time it enters into a transaction, have long-term debt ratings of A or higher by Standard & Poor's or Moody's (or, if unrated, have comparable credit ratings as determined by the Manager). Short-term derivatives may be entered into with counterparties that do not have long-term debt ratings if they have short-term debt ratings of A-1 by Standard & Poor's and/or a comparable rating by Moody's. See Appendix B - "Commercial Paper and Corporate Debt Ratings" for an explanation of short-term debt ratings.





                       USE OF DERIVATIVES BY EQUITY FUNDS


U.S. EQUITY FUNDS.



Types of Derivatives That May be Used by the U.S. Equity Funds


Options, futures contracts, and related options on securities indices

Long equity swap contracts in which a Fund pays a fixed rate plus the negative performance, if any, and receives the positive performance, if any, of an index or basket of securities

Short equity swap contracts in which a Fund receives a fixed rate plus the negative performance, if any, and pays the positive performance of an index or basket of securities

Contracts for differences, i.e., equity swaps that contain both long and short equity components

Uses of Derivatives by the U.S. Equity Funds

Hedging

Traditional Hedging: A Fund may use short equity futures, related options, and short equity swap contracts to hedge against an equity risk already generally present in the Fund.

Anticipatory Hedging: In anticipation of significant purchases of a security or securities, the Fund may hedge market risk (the risk of not being invested in the securities) by purchasing long futures contracts or entering into long equity swap contracts to obtain market exposure until the purchase is completed. Conversely, in anticipation of significant cash redemptions, a Fund may sell futures contracts or enter into short equity swap contracts to allow it to dispose of securities in a more orderly fashion.

The Funds are not subject to any limits on the absolute face value of derivatives used for hedging purposes.

Investment

A Fund may use derivatives (particularly long futures contracts, related options and long equity swap contracts) instead of investing directly in securities, including using equity derivatives to "equitize" cash balances held by a Fund (e.g., creating equity exposure through the use of futures contracts or other derivative instruments). A Fund also may use long derivatives in conjunction with short hedging transactions to adjust the weights of the Fund's underlying equity portfolio to a level the Manager believes is the optimal exposure to individual markets, sectors, and equities.

Risk Management - Synthetic Sales and Purchases


A Fund may use equity futures, related options, and equity swap contracts to achieve what the Manager believes to be optimal exposure to individual sectors, indices, and/or stocks. From time to time, derivatives may be used prior to actual sales and purchases. For example, if a Fund holds a large proportion of stocks of companies in a particular industry and the Manager believes that stocks of companies in another industry will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically "sell" a portion of the Fund's portfolio) in combination with a long futures contract on another index (to synthetically "buy" exposure to that index). Long and short equity swap contracts and contracts for differences also may be used for these purposes. Equity derivatives used to effect synthetic sales and purchases generally will be unwound as actual portfolio securities are sold and purchased.



Other Uses



The U.S. Equity Funds may employ additional derivatives strategies to help implement their investment strategies.



INTERNATIONAL EQUITY FUNDS.



Types of Derivatives That May be Used by the International Equity Funds (other than foreign currency derivative transactions)


Options, futures contracts, and related options on securities indices

Long equity swap contracts in which a Fund pays a fixed rate plus the negative performance, if any, and receives the positive performance, if any, of an index, a single equity security, or a basket of securities (excluding Foreign Fund)

Short equity swap contracts in which a Fund receives a fixed rate plus the negative performance, if any, and pays the positive performance of an index, a single equity security, or a basket of securities (excluding Foreign Fund)

Contracts for differences, i.e., equity swaps that contain both long and short equity components (excluding Foreign Fund)

Structured or indexed notes (only Emerging Countries Fund)

Warrants and rights (including LEPOs, for Emerging Countries Fund)

Uses of Derivatives by the International Equity Funds (other than foreign currency derivative transactions)

Hedging

Traditional Hedging: A Fund may use short equity futures, related options, and short equity swap contracts to hedge against an equity risk already generally present in the Fund.

Anticipatory Hedging: In anticipation of significant purchases of a security or securities, the Fund may hedge market risk (the risk of not being invested in the securities) by purchasing long futures contracts or entering into long equity swap contracts to obtain market exposure until the purchase is completed. Conversely, in anticipation of a significant cash redemptions, a Fund may sell futures contracts or enter into short equity swap contracts to allow it to dispose of securities in a more orderly fashion.

The Funds are not subject to any limit on the absolute face value of derivatives used for hedging purposes.

Investment


A Fund may use derivatives (particularly long futures contracts, related options and long equity swap contracts) instead of investing directly in securities, including using equity derivatives to "equitize" cash balances held by the Fund (e.g., creating equity exposure through the use of futures contracts or other derivative instruments). If a foreign equity derivative provides a return in a local currency, a Fund may purchase a foreign currency forward in conjunction with foreign equity derivatives to achieve the effect of investing directly. A Fund may also use long derivatives in conjunction with short hedging transactions to adjust the weights of the Fund's underlying equity portfolio to a level the Manager believes is the optimal exposure to individual countries and equities.


Risk Management - Synthetic Sales and Purchases


A Fund may use equity futures, related options, and equity swap contracts to achieve what the Manager believes to be optimal exposure to indices, individual countries, and/or stocks. From time to time, derivatives may be used prior to actual sales and purchases.



For example, if a Fund holds a large proportion of stocks in a particular market and the Manager believes that stocks of another market will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically "sell" a portion of the Fund's portfolio) in combination with a long futures contract on another index (to synthetically "buy" exposure to that index). Long and short equity swap contracts and contracts for differences also may be used for these purposes. If a derivative position is non-U.S. dollar denominated, a foreign currency forward may be used in conjunction with a long derivative position to achieve the effect of investing directly. Equity derivatives (and corresponding currency forwards) used to effect synthetic sales and purchases generally will be unwound as actual portfolio securities are sold and purchased.



Other Uses



The International Equity Funds may employ additional derivatives strategies to help implement their investment strategies.



Foreign Currency Derivative Transactions That May be Employed by the International Equity Funds


Buying and selling spot currencies
Forward foreign currency contracts
Currency futures contracts and related options
Options on currencies
Currency swap contracts (excluding Foreign Fund)

Uses of Foreign Currency Derivative Transactions by the International Equity
Funds

Hedging


Traditional Hedging: A Fund may use derivatives - generally short forward or futures contracts - to hedge back into the U.S. dollar the foreign currency risk inherent in its portfolio. A Fund is not required to hedge its currency risk.


Anticipatory Hedging: When a Fund enters into a contract for the purchase of, or anticipates the need to purchase, a security denominated in a foreign currency, it may "lock in" the U.S. dollar price of the security by buying the foreign currency on the spot market or using currency forwards or futures.


Cross Hedging: A Fund may hedge exposure to a foreign currency by using derivatives that hedge that risk to a third currency, not necessarily the U.S. dollar. For example, if a Fund holds Japanese stocks, but the Manager believes the Yen is likely to decline against the Euro (but not necessarily the U.S. dollar), the Manager may implement a cross hedge to take a short position in the Yen and take a long position in the Euro. This may be implemented with a traditional hedge of the Yen to U.S. dollars in addition to a purchase of Euros using those U.S. dollars.


Proxy Hedging: A Fund may hedge the exposure of a given foreign currency by using an instrument denominated in a different currency that the Manager believes is highly correlated to the currency being hedged.




Investment

A Fund may enter into currency forwards or futures contracts in conjunction with entering into a futures contract on a foreign index to create synthetic foreign currency denominated securities.

Risk Management

Subject to the limitations described below, a Fund may use foreign currency derivatives for risk management. Thus, a Fund may have foreign currency exposure that is significantly different than the currency exposure represented by its portfolio investments. That exposure may include long and short exposure to particular currencies beyond the exposure represented by a Fund's investment in securities denominated in that currency.


The net long exposure of a Fund to equity securities or markets (including direct investment in securities and long derivative positions in securities and/or indexes of securities) typically will not exceed 100% of its net assets. However, occasionally a large redemption may result in a temporary net long exposure of over 100% of a Fund's net assets. A Fund's net aggregate foreign currency exposure typically will not exceed 100% of its net assets. However, a Fund's foreign currency exposure may differ (in some cases significantly) from the currency exposure represented by its equity investments.

                                 TRACKING ERROR


The Manager may consider a Fund's "tracking error" in constructing its portfolio. Tracking error is a measure of the risk of a portfolio return relative to a benchmark. It is a calculation of the standard deviation of the return of a portfolio less the return of the portfolio's benchmark. For example, if an equity fund had a tracking error of 4% versus the S&P 500, the annualized volatility of its return less the S&P 500's return would be 4%.


                             INVESTMENT RESTRICTIONS

Fundamental Restrictions:


The following are Fundamental Restrictions of the Funds, which may not be changed without shareholder approval:



(1) Each Fund may not borrow money except under the following circumstances: (i) Each Fund may borrow money from banks so long as after such a transaction, the total assets (including the amount borrowed) less liabilities other than debt obligations, represent at least 300% of outstanding debt obligations; (ii) Each Fund may also borrow amounts equal to an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes, such as for the clearance and settlement of portfolio transactions and to meet shareholder redemption requests; (iii) Each Fund may enter into transactions that are technically borrowings under the 1940 Act because they involve the sale of a security coupled with an agreement to repurchase that security (e.g., reverse repurchase agreements, dollar rolls, and other similar investment techniques) without regard to the asset coverage restriction described in (i) above, so long as and to the extent that a Fund's custodian earmarks and maintains cash and/or high grade debt securities equal in value to its obligations in respect of these transactions.



Under current pronouncements of the SEC staff, the above types of transactions are not treated as involving senior securities so long as and to the extent that the Fund's custodian earmarks and maintains liquid assets, such as cash, U.S. government securities or other appropriate assets equal in value to its obligations in respect of these transactions.



(2) Each Fund may not purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities. (For this purpose, the deposit or payment of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.)



(3) Each Fund may not make short sales of securities or maintain a short position for the Fund's account unless at all times when a short position is open the Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

(4) Each Fund may not underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.



(5) Each Fund may not purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate.



(6) Each Fund may not make loans, except by purchase of debt obligations or by entering into repurchase agreements or through the lending of the Fund's portfolio securities. Loans of portfolio securities may be made with respect to up to 33 1/3% of a Fund's total assets in the case of each Fund (except the International Intrinsic Value Fund), and with respect to not more than 25% of total assets in the case of the International Intrinsic Value Fund.



(7) Each Fund may not concentrate more than 25% of the value of its total assets in any one industry.



(8) Each Fund may not purchase or sell commodities or commodity contracts, except that the Funds may purchase and sell financial futures contracts and options thereon.



(9) Each Fund may not issue senior securities, as defined in the 1940 Act and as amplified by rules, regulations and pronouncements of the SEC. The SEC has concluded that even though reverse repurchase agreements, firm commitment agreements, and standby commitment agreements fall within the functional meaning of the term "evidence of indebtedness," the issue of compliance with Section 18 of the 1940 Act will not be raised with the SEC by the Division of Investment Management if a Fund covers such securities by earmarking and maintaining certain assets on the books and records of the Fund's custodian. Similarly, so long as such earmarked assets are maintained, the issue of compliance with
Section 18 will not be raised with respect to any of the following: any swap contract or contract for differences; any pledge or encumbrance of assets permitted by Non-Fundamental Restriction (4) below; any borrowing permitted by Fundamental Restriction (1) above; any collateral arrangements with respect to initial and variation margin permitted by Non-Fundamental Restriction (4) below; and the purchase or sale of options, forward contracts, futures contracts or options on futures contracts.






(10) With respect to each of U.S. Core Equity Fund and International Intrinsic Value Fund, the Fund may not cause less than 75% of the value of the Fund's total assets to be represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of any single issuer.


Non-Fundamental Restrictions:


The following are Non-Fundamental Investment Restrictions of the Funds, which may be changed by the Trustees without shareholder approval:

(1) Each Fund may not buy or sell oil, gas, or other mineral leases, rights or royalty contracts.



(2) Each Fund may not make investments for the purpose of gaining control of a company's management.



(3) Each Fund may not invest more than 15% of its net assets in illiquid securities. For this purpose, "illiquid securities" may include certain restricted securities under the Federal securities laws (including illiquid securities eligible for resale under Rules 144 or 144A), repurchase agreements, and securities that are not readily marketable. To the extent the Trustees determine that restricted securities eligible for resale under Rules 144 or 144A (safe harbor rules for resales of securities acquired under Section 4(2) private placements) under the Securities Act of 1933, repurchase agreements and securities that are not readily marketable, are in fact liquid, they will not be included in the 15% limit on investment in illiquid securities.


Repurchase agreements maturing in more than seven days are considered illiquid, unless an agreement can be terminated after a notice period of seven days or less.

For so long as the SEC maintains the position that most swap contracts, caps, floors, and collars are illiquid, each Fund will continue to designate these instruments as illiquid for purposes of its 15% illiquid limitation unless the instrument includes a termination clause or has been determined to be liquid based on a case-by-case analysis pursuant to procedures approved by the Trustees.


(4) Each Fund may not pledge, hypothecate, mortgage, or otherwise encumber its assets in excess of 33 1/3% of the Fund's total assets (taken at cost). (For the purposes of this restriction, collateral arrangements with respect to swap agreements, the writing of options, stock index, interest rate, currency or other futures, options on futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets. The deposit of securities or cash or cash equivalents in escrow in connection with the writing of covered call or put options, respectively, is not deemed to be a pledge or encumbrance.)



(5) With respect to each Fund which has adopted a non-fundamental investment policy pursuant to Rule 35d-1 under the 1940 Act (each, a "Name Policy"), the Fund may not change its Name Policy as set forth under the Fund's "Principal investment strategies" in the Prospectus without providing the Fund's shareholders with a notice meeting the requirement of Rule 35d-1(c) at least 60 days prior to such change.



For purposes of each Name Policy, each Fund considers the term "invest" to include both direct investing and indirect investing and the term "investments" to include both direct investments and indirect investments (for instance, a Fund may invest indirectly or make an indirect investment by investing in another Fund or in derivatives and synthetic instruments with economic characteristics similar to the underlying asset), and a Fund may achieve exposure to a particular investment, industry, country, or geographic region through direct investing or indirect investing and/or direct investments or indirect investments.

Except as indicated above in Fundamental Restriction (1), all percentage limitations on investments set forth herein and in the Prospectus will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.


The phrase "shareholder approval," as used in the Prospectus and in this Statement of Additional Information, and the phrases "vote of a majority of the outstanding voting securities" and "the approval of shareholders," as used herein with respect to a Fund, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of that Fund, or (2) 67% or more of the shares of that Fund present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Except for policies and restrictions that are explicitly described as fundamental in the Prospectus or this Statement of Additional Information, the investment policies and restrictions of each Fund may be changed by the Trust's Trustees without the approval of shareholders of that Fund. Policies and restrictions of a Fund that are explicitly described as fundamental in the Prospectus or this Statement of Additional Information cannot be changed without the approval of shareholders of that Fund.



When used in connection with a Fund's Name Policy, the Manager uses the terms "invest," "investments," "assets," and "tied economically" as defined in the Prospectus.


                        DETERMINATION OF NET ASSET VALUE

The net asset value per share of each Fund of the Trust will be determined as of the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern time. Please refer to "Determination of Net Asset Value" in the Prospectus for additional information.

                                  DISTRIBUTIONS

The Prospectus describes the distribution policies of each Fund under the heading "Distributions and Taxes." Each Fund maintains a policy in all cases to pay its shareholders, as dividends, substantially all net investment income and to distribute annually all net realized capital gains, if any, after offsetting any available capital loss carryovers. Each Fund generally maintains a policy to make distributions at least annually, sufficient to avoid the imposition of a nondeductible 4% excise tax on certain undistributed amounts of investment company taxable income and capital gain net income. The Fund also may make unscheduled distributions of net income, short-term capital gains, and/or long-term capital gains prior to large shareholder redemptions from the Fund.

                                      TAXES

TAX STATUS AND TAXATION OF EACH FUND

Each Fund is treated as a separate taxable entity for federal income tax purposes. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things:

(a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities, and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;


(b) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid - generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year; and


(c) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies ("underlying funds"), and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships (as defined below). In the case of a Fund's investments in loan participations, the Fund shall treat a financial intermediary as an issuer for the purposes of meeting this diversification requirement.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership
(i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (c) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

If a Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, defined below).


If a Fund were to fail to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if a Fund is permitted so to elect and so elects), plus any retained amount from the prior year, such Fund will be subject to a 4% excise tax on the undistributed amounts. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (e.g., the payment of excise tax amount deemed by the Fund to be de minimis).


Capital losses in excess of capital gains ("Net Capital Losses") are not permitted to be deducted against other income. A Fund may carry Net Capital Losses forward for eight years. However, a Fund will not be able to utilize any Net Capital Losses remaining at the conclusion of the eighth taxable year succeeding the taxable year in which such Net Capital Loss arose. All Net Capital Losses carried forward are treated as short term and will offset short-term capital gain before offsetting long-term capital gain in the year in which they are utilized. While the issuance or redemption of shares in a Fund will generally not affect the Fund's ability to use Net Capital Losses in succeeding taxable years, the Fund's ability to utilize Net Capital Losses may be limited as a result of certain (i) acquisitive reorganizations and (ii) shifts in the ownership of the Fund by a shareholder owning or treated as owning 5 percent of the stock of the Fund.


TAXATION OF FUND DISTRIBUTIONS AND SALES OF FUND SHARES

The sale, exchange, or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gains if the shares have been held for more than one year and as short-term capital gains if the shares have been held for not more than one year. However, depending on a shareholder's percentage ownership in a Fund, a partial redemption of Fund shares could cause the shareholder to be treated as receiving a dividend, taxable as ordinary income in an amount equal to the full amount of the distribution, rather than capital gain income.


For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder may have owned shares in the Fund. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by a Fund as capital gain dividends ("Capital Gain Dividends") will be taxable to shareholders as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable to shareholders as ordinary income. For taxable years beginning before January 1, 2009, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, a Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (i) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (ii) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property,
(iii) if the recipient elects to have the dividend income treated as investment interest, or (iv) if the dividend is received from a foreign corporation that is
(a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.


In general, distributions of investment income designated by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares. In any event, if the qualified dividend income received by a Fund during any taxable year is 95% or more of its gross income, then 100% of the Fund's dividends (other than Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.


If a Fund receives dividends from an underlying fund, and the underlying fund designates such dividends as "qualified dividend income," then the Fund may, in turn, designate a portion of its distributions as "qualified dividend income" as well, provided the Fund meets the holding period and other requirements with respect to shares of the underlying fund.


Long-term capital gain rates applicable to most individuals have been temporarily reduced to 15% (with lower rates applying to taxpayers in the 10% and 15% rate brackets) for taxable years beginning before January 1, 2009.


Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term capital loss to the extent of any Capital Gain Dividends received by a shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other shares of the same Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

A distribution paid to shareholders by a Fund in January of a year generally is deemed to have been received by shareholders on December 31 of the preceding year, if the distribution was declared and payable to shareholders of record on a date in October, November, or December of that preceding year. The Trust will provide federal tax information annually, including information about dividends and distributions paid during the preceding year to taxable investors and others requesting such information.

If a Fund makes a distribution to its shareholders in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of each shareholder's tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces the shareholder's tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by such shareholder of the shares.

Dividends and distributions on each Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such dividends and distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed.

For corporate shareholders (other than S corporations), the dividends-received deduction will generally apply (subject to a holding period requirement imposed by the Code) to a Fund's dividends paid from investment income to the extent derived from dividends received from U.S. corporations. However, any distributions received by a Fund from REITs will not qualify for the corporate dividends-received deduction.

Under current law, the Funds serve to block unrelated business taxable income ("UBTI") from being realized by their tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if either: (i) the Fund invests in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"); or (ii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). If a charitable remainder trust (as defined in Code Section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year. Certain Funds may invest in REITs that hold residual interests in REMICs.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisor to determine the suitability of shares of a Fund as an investment through such plans.

BACKUP WITHHOLDING

Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges, or redemptions made by any individual shareholder (including any foreign individual) who fails to furnish the Fund with a correct taxpayer identification number, who has under-reported dividends or interest income, or who fails to certify to the Fund that he or she is a United States person and is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010. Distributions will not be subject to backup withholding to the extent they are subject to the withholding tax on foreign persons described in the next paragraph. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.

WITHHOLDING ON DISTRIBUTIONS TO FOREIGN INVESTORS

Dividend distributions (including distributions derived from short-term capital gains) are in general subject to a U.S. withholding tax of 30% when paid to a nonresident alien individual, foreign estate or trust, a foreign corporation, or a foreign partnership ("foreign shareholder"). Persons who are resident in a country, such as the U.K., that has an income tax treaty with the U.S. may be eligible for a reduced withholding rate (upon filing of appropriate forms), and are urged to consult their tax advisors regarding the applicability and effect of such a treaty. Distributions of Capital Gain Dividends paid by a Fund to a foreign shareholder, and any gain realized upon the sale of Fund shares by such a shareholder, will ordinarily not be subject to U.S. taxation, unless the recipient or seller is a nonresident alien individual who is present in the United States for more than 182 days during the taxable year. However, such distributions and sale proceeds may be subject to backup withholding, unless the foreign investor certifies his non-U.S. residency status. Also, foreign shareholders with respect to whom income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares, and, in the case of a foreign corporation, may also be subject to a branch profits tax. Again, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results, and are urged to consult their tax advisors.


Under the American Jobs Creation Act of 2004 (the "2004 Act"), effective for taxable years of a Fund beginning after December 31, 2004 and before January 1, 2008, a Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign shareholder that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, that is within certain foreign countries that have inadequate information exchange with the United States, or to the extent the dividend is attributable to interest paid by a person that is a related person of an individual foreign shareholder and the foreign shareholder is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign shareholder, to the extent such distributions are properly designated by the Fund (the "interest-related dividends"), and (ii) with respect to distributions (other than distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund (the "short-term capital gain dividends"). Each Fund may opt not to designate dividends as interest-related dividends or short-term capital gain dividends to the full extent permitted by the Code.


The fact that a Fund may achieve its investment objective by investing in underlying funds will generally not adversely affect the Fund's ability to pass on to foreign shareholders the full benefit of the interest-related dividends and short-term capital gain dividends that it receives from its underlying investments in the funds, except possibly to the extent that (i) interest-related dividends received by the Fund are offset by deductions allocable to the Fund's qualified interest income or (ii) short-term capital gain dividends received by the Fund are offset by the Fund's net short- or long-term capital losses, in which case the amount of a distribution from the Fund to a foreign shareholder that is properly designated as either an interest-related dividend or a short-term capital gain dividend, respectively, may be less than the amount that such shareholder would have received had they invested directly in the underlying funds.

If a beneficial holder who is a foreign shareholder has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at ordinary income tax rates.


The 2004 Act modifies the tax treatment of distributions from a Fund that are paid to a foreign shareholder and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" such as REITs. The Code deems any corporation that holds (or held during the previous five-year period) USRPIs with a fair market value equal to 50% or more of the fair market value of the corporation's U.S. and foreign real property assets and other assets used or held for use in a trade or business to be a U.S. real property holding corporation; however, if any class of stock of a corporation is traded on an established securities market, stock of such class shall be treated as a USRPI only in the case of a person who holds more than 5% of such class of stock at any time during the previous five-year period. Under the 2004 Act, which is generally effective for taxable years of regulated investment companies beginning after December 31, 2004 and which applies to dividends paid or deemed paid on or before December 31, 2007, distributions to foreign shareholders attributable to gains from the sale or exchange of USRPIs will give rise to an obligation for those foreign shareholders to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations.



Under U.S. federal tax law, a beneficial holder of shares who is a foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute USRPIs or (effective for taxable years of the Fund beginning after December 31, 2004) the Capital Gain Dividends are paid or deemed paid on or before December 31, 2007 and are attributable to gains from the sale or exchange of USRPIs. Effective after December 31, 2004, and before January 1, 2008, if a Fund is a U.S. real property holding corporation (as described above) the Fund's shares will nevertheless not constitute USRPIs if the Fund is a "domestically controlled qualified investment entity," which is defined to include a RIC that, at all times during the shorter of the 5-year period ending on the date of the disposition or the period during which the RIC was in existence, had less than 50 percent in value of its stock held directly or indirectly by foreign shareholders. Foreign shareholders in a Fund should consult their tax advisors with respect to the potential application of the 2004 Act.

FOREIGN TAXES

A Fund's investments in foreign securities may be subject to foreign withholding taxes on dividends, interest, or capital gains which will decrease a Fund's yield. Foreign withholding taxes may be reduced under income tax treaties between the United States and certain foreign jurisdictions. Depending on the number of non-U.S. shareholders in a Fund, however, such reduced foreign withholding tax rates may not be available for investments in certain jurisdictions.


If, at the end of the fiscal year, more than 50% of the value of the total assets of any Fund is represented by direct investments in stock or securities of foreign corporations, the Fund may make an election with respect to the relevant Fund which allows shareholders whose income from the Fund is subject to U.S. taxation at the graduated rates applicable to U.S. citizens, residents or domestic corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return. In such a case, the amount of qualified foreign income taxes paid by the Fund would be treated as additional income to Fund shareholders from non-U.S. sources and as foreign taxes paid by Fund shareholders. Investors should consult their tax advisors for further information relating to the foreign tax credit and deduction, which are subject to certain restrictions and limitations (including a holding period requirement applied at both the Fund and shareholder level imposed by the Code). Shareholders of any of the applicable International Equity Funds whose income from the Fund is not subject to U.S. taxation at the graduated rates applicable to U.S. citizens, residents or domestic corporations may receive substantially different tax treatment of distributions by the relevant Fund, and may be disadvantaged as a result of the election described in this paragraph.



Under current law, the Funds cannot pass through to shareholders foreign tax credits borne in respect of foreign securities income earned by underlying funds. In general, a Fund may only elect to pass through to its shareholders foreign income taxes it pays provided that it directly holds more than 50% of its assets in foreign stock and securities at the close of its taxable year. Foreign securities held indirectly through an underlying fund do not contribute to this 50% threshold. Due to the complexity and uncertainty surrounding the appropriate U.S. treatment of some foreign country withholding taxes, a Fund may opt not to pass through to shareholders all or some of the foreign taxes paid by the Fund.


TAX IMPLICATIONS OF CERTAIN INVESTMENTS


Certain of the Funds' investments, assets "marked to the market" for federal income tax purposes, debt obligations issued or purchased at a discount, and potentially so-called "indexed securities" (including inflation-indexed bonds), may create taxable income in excess of the cash they generate. In such cases, a Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.



A Fund's transactions in options, futures contracts, hedging transactions, forward contracts, straddles, swaps, and foreign currencies may accelerate income, defer losses, cause adjustments in the holding periods of the Fund's securities and convert long-term capital gains into short-term capital gains and short-term capital losses into long-term capital losses. These transactions may affect the amount, timing, and character of distributions to shareholders.



A Fund's participation in repurchase agreements and loans of securities may affect the amount, timing, and character of distributions to shareholders. With respect to any security subject to a repurchase agreement or a securities loan, any (i) amounts received by the Fund in place of dividends earned on the security during the period that such security was not directly held by the Fund will not give rise to qualified dividend income and (ii) withholding taxes accrued on dividends during the period that such security was not directly held by the Fund will not qualify as a foreign tax paid by the Fund and therefore cannot be passed through to shareholders even if the Fund meets the requirements described in "Foreign Taxes," above.


If a Fund invests in shares of underlying funds taxed as regulated investment companies, its distributable income and gains will normally consist, in part, of distributions from underlying funds and gains and losses on the disposition of shares of underlying funds. To the extent that an underlying fund realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its share of those losses (so as to offset distributions of net income or capital gains from other underlying funds) until it disposes of shares of the underlying fund. Moreover, even when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, the Fund will not be able to offset any capital losses from its dispositions of underlying fund shares against its ordinary income (including distributions of any net short-term capital gains realized by an underlying fund). As a result of the foregoing rules, and certain other special rules, the amounts of net investment income and net capital gains that the Fund will be required to distribute to shareholders may be greater than such amounts would have been had the Fund invested directly in the securities held by the underlying funds, rather than investing in shares of the underlying funds. For similar reasons, the character of distributions from the Fund (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the underlying funds.

Depending on a Fund's percentage ownership in an underlying fund both before and after a redemption of underlying fund shares, the Fund's redemption of shares of such underlying fund may cause the Fund to be treated as receiving a dividend taxable as ordinary income on the full amount of the distribution instead of receiving capital gain income on the shares of the underlying fund. This would be the case where the Fund holds a significant interest in an underlying fund and redeems only a small portion of such interest.


Special tax considerations apply if a Fund invests in investment companies taxed as partnerships. In general, a Fund will not recognize income earned by such an investment company until the close of the investment company's taxable year. However, a Fund will recognize such income as it is earned by the investment company for purposes of determining whether it is subject to the 4 percent excise tax. Therefore, if a Fund and such an investment company have different taxable years, the Fund may be compelled to make distributions in excess of the income recognized from such an investment company in order to avoid the imposition of the 4 percent excise tax.

A Fund's investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). A Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends paid by REITs generally will not be eligible to be treated as "qualified dividend income."

A Fund's investments in certain passive foreign investment companies ("PFICs") could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, if a Fund is in a position to treat such a passive foreign investment company as a "qualified electing fund" ("QEF"), the Fund will be required to include its share of the company's income and net capital gain annually, regardless of whether it receives any distribution from the company. Alternately, a Fund may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return. A fund that indirectly invests in PFICs by virtue of the fund's investment in other investment companies may not make such elections; rather, the underlying investment companies directly investing in PFICs would decide whether to make such elections. Dividends paid by PFICs will not be eligible to be treated as "qualified dividend income."

A PFIC is any foreign corporation in which (i) 75% or more of the gross income for the taxable year is passive income, or (ii) the average percentage of the assets (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

LOSS OF REGULATED INVESTMENT COMPANY STATUS


If a Fund were to not qualify for taxation as a regulated investment company for any taxable year, the Fund's income would be taxed at the Fund level at regular corporate rates, and all distributions from earnings and profits, including distributions of net long-term capital gains and net tax-exempt income, generally would be taxable to shareholders as ordinary income. Such distributions generally would be eligible (i) to be treated as "qualified dividend income" in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate shareholders. In addition, in order to requalify for taxation as a regulated investment company that is accorded special tax treatment, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest on such gains, and make certain substantial distributions.

TAX SHELTER REPORTING REGULATIONS

If a shareholder realizes a loss on disposition of a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.


This section relates only to U.S. federal income tax consequences of investing in the Funds for shareholders who are U.S. citizens, residents or domestic corporations. The consequences under other tax laws may differ. Shareholders should consult their tax advisors about the precise tax consequences of an investment in a Fund in light of their particular tax situation, including possible foreign, state, local or other applicable tax laws.

                            MANAGEMENT OF THE TRUST


The following tables present information regarding each Trustee and officer of the Trust as of the date of this Statement of Additional Information. Each Trustee's and officer's date of birth ("DOB") is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust's governing documents. Each of the Trustees of the Trust is not an "interested person" of the Trust, as such term is used in the 1940 Act. Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.



                                                                                            NUMBER OF
                                                                                           PORTFOLIOS
                                                                                               IN
 NAME, DATE OF BIRTH,                                                                         FUND
 AND POSITION(S) HELD                                        PRINCIPAL OCCUPATION(S)         COMPLEX
    WITH THE TRUST           LENGTH OF TIME SERVED             DURING PAST 5 YEARS          OVERSEEN    OTHER DIRECTORSHIPS HELD
----------------------   ----------------------------   --------------------------------   ----------   ------------------------
Donald W. Glazer, Esq.   Chairman of the Board of       Consultant--Business and Law(1);      [58]      None
Chairman of the Board    Trustees since March 2005;     Vice Chair (since 2002) and
of Trustees              Lead Independent Trustee       Secretary, Provant, Inc.; Author
DOB: 07/26/1944          (September 2004-March 2005);   of Legal Treatises.
                         Trustee since December 2000

Jay O. Light             Since May 1996                 Dean (since April 2006), Acting       [58]      Director of Harvard
Trustee                                                 Dean (August 2005-April 2006),                  Management Company,
DOB: 10/03/1941                                         Senior Associate Dean                           Inc.(2) and Verde, Inc.;
                                                        (1998-2005), and Professor of                   Director of Partners
                                                        Business Administration, Harvard                HealthCare System, Inc.
                                                        Business School.                                and Chair of its
                                                                                                        Investment Committee.(3)

W. Nicholas Thorndike    Since March 2005               Director or trustee of various        [58]      Director of Courier
Trustee                                                 corporations and charitable                     Corporation (a book
DOB: 03/28/1933                                                                                         publisher and



(1) As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2004 and December 31, 2005, these entities paid $373,499 and $489,128, respectively, in legal fees and disbursements to Goodwin.



(2)  Harvard Management Company, Inc. is a client of the Manager.



(3)  Partners HealthCare System, Inc. is a client of the Manager.

                                                   organizations, including      manufacturer); Member of the Investment
                                                   Courier Corporation (a book   Committee of Partners HealthCare System, Inc.
                                                   publisher and manufacturer)   (3)
                                                   (July 1989-present); Putnam
                                                   Funds (December 1992-June
                                                   2004); and Providence
                                                   Journal (a newspaper
                                                   publisher) (December 1986-
                                                   December 2003).


OFFICERS


    NAME AND DATE           POSITION(S) HELD               LENGTH OF                       PRINCIPAL OCCUPATION(S)
       OF BIRTH              WITH THE TRUST               TIME SERVED                        DURING PAST 5 YEARS
---------------------   ------------------------   ---------------------------   --------------------------------------------
Scott Eston             President and Chief        President and Chief           Chief Financial Officer, Chief Operating
DOB: 01/20/1956         Executive Officer          Executive Officer since       Officer and Member, Grantham, Mayo, Van
                                                   October 2002; Vice            Otterloo & Co. LLC.
                                                   President, August
                                                   1998-October 2002.

Susan Randall Harbert   Treasurer                  Treasurer since February      Member, Grantham, Mayo, Van Otterloo & Co.
DOB: 04/25/1957                                    1998; Chief Financial         LLC.
                                                   Officer, February
                                                   2000-March 2006.

Brent C. Arvidson       Assistant Treasurer        Since August 1998.            Senior Fund Administrator, Grantham, Mayo,
DOB: 06/26/1969                                                                  Van Otterloo & Co. LLC.

Sheppard N. Burnett     Assistant Treasurer        Since September 2004.         Fund Administration Staff, Grantham, Mayo,
DOB: 10/24/1968                                                                  Van Otterloo & Co. LLC (June 2004-present);
                                                                                 Vice President, Director of Tax, Columbia
                                                                                 Management Group (2002-2004) and Senior Tax
                                                                                 Manager (2000-2002), PricewaterhouseCoopers
                                                                                 LLP.

Michael E. Gillespie    Chief Compliance Officer   Since March 2005.             Vice President of Compliance (June
DOB: 02/18/1958                                                                  2004-February 2005) and Director of Domestic
                                                                                 Compliance (March 2002-June 2004), Fidelity
                                                                                 Investments; Vice President and Senior
                                                                                 Counsel, State Street Bank and Trust Company
                                                                                 (May 1998-March 2002).

Jason B. Harrison       Clerk                      Since March 2006.             Legal Counsel, Grantham, Mayo, Van Otterloo &
DOB: 01/29/1977                                                                  Co. LLC (since February 2006) and Attorney,
                                                                                 Ropes & Gray LLP (September 2002-February
                                                                                 2006).

David L. Bohan          Vice President and         Vice President since March    Legal Counsel, Grantham, Mayo, Van Otterloo &
DOB: 06/21/1964         Assistant Clerk            2005; Assistant Clerk since   Co. LLC (September 2003-present); Attorney,
                                                   March 2006; Clerk, March      Goodwin Procter LLP (September 1996-September
                                                   2005-March 2006.              2003).

Scott D. Hogan          Vice President and         Vice President since June     Legal Counsel, Grantham, Mayo, Van Otterloo &
DOB: 01/06/1970         Assistant Clerk            2005; Assistant Clerk since   Co. LLC.
                                                   March 2006; Secretary, June
                                                   2005 - March 2006; Chief
                                                   Compliance Officer, October
                                                   2004 - February 2005.

Julie L. Perniola       Vice President             Vice President, February,     Chief Compliance Officer, Grantham, Mayo, Van
DOB: 10/07/1970                                    2003-present; Anti-Money      Otterloo & Co. LLC.
                                                   Laundering Compliance
                                                   Officer, February 2003 -
                                                   December 2004.

Cheryl Wakeham          Anti-Money Laundering      Anti-Money Laundering         Manager, Client Service Administration,
DOB: 10/29/1958         Officer                    Officer since December        Grantham, Mayo, Van Otterloo & Co. LLC.
                                                   2004; Vice President,
                                                   December 2004-March 2006.



TRUSTEES' RESPONSIBILITIES. Under the provisions of the GMO Declaration of Trust, the Trustees manage the business of the Trust, an open-end management investment company. The Trustees have all powers necessary or convenient to carry out that responsibility, including the power to engage in securities transactions on behalf of the Trust. Without limiting the foregoing, the Trustees may: adopt By-Laws not inconsistent with the Declaration of Trust providing for the regulation and management of the affairs of the Trust; amend and repeal By-Laws to the extent that such By-Laws do not reserve that right to the shareholders; fill vacancies in or remove members of the Board of Trustees (including any vacancies created by an increase in the number of Trustees); remove members of the Board of Trustees with or without cause; elect and remove such officers and appoint and terminate agents as they consider appropriate; appoint members of the Board of Trustees to one or more committees consisting of two or more Trustees, which may exercise the powers and authority of the Trustees, and terminate any such appointments; employ one or more custodians of the assets of the Trust and authorize such custodians to employ subcustodians and to deposit all or any part of such assets in a system or systems for the central handling of securities or with a Federal Reserve Bank; retain a transfer agent or a shareholder servicing agent, or both; provide for the distribution of Shares by the Trust, through one or more principal underwriters or otherwise; set record dates for the determination of Shareholders with respect to various matters; and in general delegate such authority as they consider desirable to any officer of the Trust, to any committee of the Trustees, and to any agent or employee of the Trust or to any such custodian or underwriter.


The Board of Trustees has three standing committees: the Audit Committee, the Pricing Committee and the Governance Committee. During the fiscal year ended February 28, 2006, the Audit Committee held five meetings; the Pricing Committee held nine meetings; and the Governance Committee held four meetings.



The Committees assist the Board of Trustees in performing its functions under the 1940 Act and Massachusetts law. The Audit Committee provides oversight with respect to the Trust's accounting, its financial reporting policies and practices, the quality and objectivity of the Trust's financial statements and the independent audit of those statements. In addition, the Audit Committee appoints, determines the independence and compensation of, and oversees the work of the Funds' independent auditors and acts as a liaison between the Trust's independent auditors and the Board of Trustees. Mr. Thorndike and Mr. Glazer are members of the Audit Committee, and Mr. Light is an alternate member of the Audit Committee. Mr. Thorndike is the Chairman of the Audit Committee. The Pricing Committee oversees the valuation of the Funds' securities and other assets. The Pricing Committee also reviews and makes recommendations regarding the Trust's Pricing Policies and, to the extent required by the Pricing Policies, determines the fair value of the Funds' securities or other assets, as well as performs such other duties as may be delegated to it by the Board. Mr. Light and Mr. Thorndike are members of the Pricing Committee, and Mr. Glazer is an alternate member of the Pricing Committee. Mr. Light is the Chairman of the Pricing Committee. The Governance Committee oversees general Fund governance-related matters, including making recommendations to the Board of Trustees relating to Trust governance, performing functions mandated by the Investment Company Act, as delegated to it by the Board of Trustees, considering the skills, qualifications, and independence of the Trustees, proposing candidates to serve as Trustees, and overseeing the determination that any person serving as legal counsel for the Independent Trustees meets the Investment Company Act requirements for being "independent legal counsel." Mr. Glazer and Mr. Light are members of the Governance Committee, and Mr. Thorndike is an alternate member of the Governance Committee. Mr. Glazer is the Chairman of the Governance Committee.


Shareholders may recommend nominees to the Board of Trustees by writing the Board of Trustees, c/o GMO Trust Chief Compliance Officer, GMO Trust, 40 Rowes Wharf, Boston, Massachusetts 02110. A recommendation must (i) be in writing and signed by the shareholder, (ii) identify the Fund to which it relates, and (iii) identify the class and number of shares held by the shareholder.

























Trustee Fund Ownership

The following table sets forth ranges of the current Trustees' direct beneficial share ownership in the Funds offered in the Prospectus and the aggregate dollar ranges of their direct beneficial share ownership in all Funds of the Trust (including Funds not offered in the Prospectus) as of December 31, 2005.









                                                                               AGGREGATE DOLLAR RANGE
                                                                          OF SHARES DIRECTLY OWNED IN ALL
                                               DOLLAR RANGE OF              FUNDS OF THE TRUST (WHETHER
                                           SHARES DIRECTLY OWNED IN      OR NOT OFFERED IN THE PROSPECTUS)
NAME/FUNDS OFFERED IN THE PROSPECTUS   FUNDS OFFERED IN THE PROSPECTUS          OVERSEEN BY TRUSTEE
------------------------------------   -------------------------------   ---------------------------------
DONALD W. GLAZER                                     None                          Over $100,000

JAY O. LIGHT                                         None                               None

W. NICHOLAS THORNDIKE                                None                               None



The following table sets forth ranges of Mr. Glazer's indirect beneficial share ownership in the Funds offered in the Prospectus and the aggregate dollar range of his indirect beneficial share ownership in all Funds of the Trust (including Funds not offered in the Prospectus), as of December 31, 2005, by virtue of his direct ownership of shares of certain Funds (as disclosed in the table immediately above) that invest in other Funds of the Trust and of other private investment companies managed by the Manager that invest in Funds of the Trust.



                                                                               AGGREGATE DOLLAR RANGE
                                                                         OF SHARES INDIRECTLY OWNED IN ALL
                                               DOLLAR RANGE OF              FUNDS OF THE TRUST (WHETHER
                                          SHARES INDIRECTLY OWNED IN     OR NOT OFFERED IN THE PROSPECTUS)
NAME/FUNDS OFFERED IN THE PROSPECTUS   FUNDS OFFERED IN THE PROSPECTUS          OVERSEEN BY TRUSTEE
------------------------------------   -------------------------------   ---------------------------------
DONALD W. GLAZER
International Intrinsic Value Fund             $10,001-$50,000                     Over $100,000
U.S. Core Equity Fund                          $10,001-$50,000


Trustee Ownership of Securities Issued by the Manager or Principal Underwriter

None.

Trustee Ownership of Related Companies


The following table sets forth information about securities owned by the Trustees and their family members as of December 31, 2005 in entities directly or indirectly controlling, controlled by, or under common control with the Manager or Funds Distributor, Inc., the Funds' principal underwriter.

                         NAME OF OWNER(S)
NAME OF NON-INTERESTED   AND RELATIONSHIP                                                                VALUE OF
        TRUSTEE             TO TRUSTEE                    COMPANY                    TITLE OF CLASS     SECURITIES   % OF CLASS
----------------------   ----------------                 -------                    --------------     ----------   ----------
Donald W. Glazer               Self           GMO Tax-Managed Absolute Return     Limited partnership   $443,040(2)   4.13%(3)
                                             Fund, a private investment company    interest- Class C
                                                 managed by the Manager.(1)

                                            GMO Multi-Strategy Fund (Offshore),   Limited partnership   $976,300(2)   0.14%(3)
                                                a private investment company       interest- Class A
                                                  managed by the Manager.(1)

                                            GMO Brazil Sustainable Forest Fund,   Limited partnership   $      0(2)   1.95%
                                              LP, a private investment company         interest
                                            managed by Renewable Resources LLC,
                                              an affiliate of the Manager.(4)

                                             GMO Brazil Sustainable Forest Fund   Limited partnership   $      0(2)   1.94%
                                            2, LP, a private investment company        interest
                                            managed by Renewable Resources LLC,
                                              an affiliate of the Manager.(4)

Jay O. Light                    N/A                         None                          N/A               N/A          N/A

W. Nicholas Thorndike           N/A                         None                          N/A               N/A          N/A


(1) The Manager may be deemed to "control" this fund by virtue of its serving as investment manager of the fund.


(2)  Securities valued as of December 31, 2005.



(3) Mr. Glazer owns less than 1% of the outstanding voting securities of the fund.



(4) The Manager may be deemed to "control" this fund by virtue of its affiliation with and role as managing member of Renewable Resources LLC.






REMUNERATION. The Trust has adopted a compensation policy for its Trustees. Each Trustee receives an annual retainer from the Trust for his services. In addition, each Chairman of the Trust's standing committees and the Chairman of the Board of Trustees receive an annual fee. Each Trustee is also paid a fee for participating in in-person and telephone meetings of the Board of Trustees and committees and a fee for consideration of actions proposed to be taken by written consent. The Trust pays no additional compensation for travel time to meetings, attendance at director's educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences, or service on special director task forces or subcommittees, although the Trust does reimburse Trustees for seminar or conference fees and for travel expenses incurred in connection with attendance at seminars or conferences. Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance. All current Trustees of the Trust are non-interested Trustees.



Other than as set forth in the table below, no Trustee or officer of the Trust received any direct compensation from the Trust or any Fund offered in the Prospectus during the fiscal year ended February 28, 2006:



                                                                                  NAME OF PERSON, POSITION
                                                         ---------------------------------------------------------------
                                                         Donald W. Glazer, Esq.,   Jay O. Light,        W. Nicholas
                                                                 Trustee              Trustee      Thorndike,(1) Trustee
                                                         -----------------------   -------------   ---------------------
COMPENSATION FROM EACH FUND OFFERED IN THE PROSPECTUS:

U.S. Core Equity Fund                                          $    [ ](2)          $    [ ](2)         $    [ ](2)
U.S. Value Fund                                                $    [ ](2)          $    [ ](2)         $    [ ](2)
U.S. Growth Fund                                               $    [ ](2)          $    [ ](2)         $    [ ](2)
International Intrinsic Value Fund                             $ 20,775             $ 16,351            $ 11,776
Foreign Fund                                                   $ 25,301             $ 19,938            $ 14,046
Emerging Countries Fund                                        $  1,385             $  1,090            $    779
PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND
   EXPENSES:                                                       N/A                  N/A                 N/A

ESTIMATED ANNUAL BENEFITS UPON RETIREMENT:                         N/A                  N/A                 N/A

TOTAL COMPENSATION FROM THE TRUST(3) :                         $283,250             $233,490            $179,484



(1)  Mr. Thorndike was elected as a Trustee in March 2005 .



(2) [Reflects direct compensation received from the Fund's Predecessor Fund (as defined below in "Other Matters") for the period from March 1, 2005 to September 15, 2005, and from the Fund for the period from September 16, 2005 to February 28, 2006.]



(3) Includes direct compensation received from Funds of the Trust not offered in the Prospectus.






Mr. Eston and Ms. Harbert do not receive any compensation from the Trust, but as members of the Manager benefit from the management fees paid by each Fund of the Trust.

As of [_____], 2006, the Trustees and officers of the Trust as a group owned [less than 1%] of the outstanding shares of each class of shares of each Fund.


CODE OF ETHICS. The Trust and the Manager have each adopted a Code of Ethics pursuant to the requirements of the 1940 Act. Under the Code of Ethics, personnel are permitted to engage in personal securities transactions only in accordance with specified conditions relating to their position, the identity of the security, the timing of the transaction, and similar factors. Transactions in securities that may be held by the Funds are permitted, subject to compliance with the Code. Personal securities transactions must be reported quarterly and broker confirmations must be provided for review.




                     INVESTMENT ADVISORY AND OTHER SERVICES


Management Contracts


As disclosed in the Prospectus under the heading "Management of the Trust," under separate Management Contracts (each a "Management Contract") between the Trust and the Manager, subject to such policies as the Trustees of the Trust may determine, the Manager furnishes continuously an investment or asset allocation program, as applicable, for each Fund and makes investment decisions on behalf of the Fund and places all orders for the purchase and sale of portfolio securities. Subject to the control of the Trustees, the Manager also manages, supervises, and conducts the other affairs and business of the Trust, furnishes office space and equipment, provides bookkeeping and certain clerical services, and pays all salaries, fees, and expenses of officers and Trustees of the Trust who are affiliated with the Manager. As indicated under "Portfolio Transactions
- Brokerage and Research Services," the Trust's portfolio transactions may be placed with broker-dealers who furnish the Manager, at no cost, research, statistical and quotation services of value to the Manager in advising the Trust or its other clients.


As disclosed in the Prospectus, the Manager has contractually agreed to reimburse each Fund for specified Fund expenses through at least June 30, 2007.


Each Management Contract provides that the Manager shall not be subject to any liability in connection with the performance of its services in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.

Each Management Contract was approved by the Trustees of the Trust (including a majority of the Trustees who were not "interested persons" of the Manager) and by the relevant Fund's sole initial shareholder in connection with the organization of the Trust and the establishment of the Funds. Each Management Contract continues in effect for a period of two years from the date of its execution and continuously thereafter so long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not "interested persons" of the Manager or the Trust, and by (ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of the relevant Fund. Each Management Contract automatically terminates on assignment, and is terminable on not more than 60 days' notice by the Trust to the Manager. In addition, each Management

Contract may be terminated on not more than 60 days' written notice by the Manager to the Trust.

For each Fund, the Management Fee is calculated based on a fixed percentage of the Fund's average daily net assets. Pursuant to their Management Contracts, the Funds have paid the following amounts as Management Fees to the Manager during the last three fiscal years:


[To be updated by amendment.]



                                        Gross         Reduction         Net
                                     -----------     ----------     -----------
U.S. CORE EQUITY FUND
Year ended 2/28/06                   $          (a)  $         (a)  $          (a)
Year ended 2/28/05                    14,083,698(a)     963,106(a)   13,120,592(a)
Year ended 2/29/04                    10,372,640(a)     871,163(a)    9,501,477(a)

U.S. VALUE FUND
Year ended 2/28/06                   $          (a)           $(a)  $          (a)
Year ended 2/28/05                       263,392(a)     105,393(a)      157,999(a)
Year ended 2/29/04                       285,934(a)     122,794(a)      163,140(a)

U.S. GROWTH FUND
Year ended 2/28/06                   $          (a)           $(a)  $          (a)
Year ended 2/28/05                     2,176,170(a)     241,306(a)    1,934,864(a)
Year ended 2/29/04                     1,423,641(a)     233,487(a)    1,190,154(a)

INTERNATIONAL INTRINSIC VALUE FUND
Year ended 2/28/06                   $               $              $
Year ended 2/28/05                    15,941,035      2,069,365      13,871,670
Year ended 2/29/04                     9,308,755      1,530,203       7,778,552

FOREIGN FUND
Year ended 2/28/06                   $               $              $
Year ended 2/28/05                    28,553,500      2,791,282      25,762,218
Year ended 2/29/04                    17,489,452      2,412,606      15,076,846

EMERGING COUNTRIES FUND
Year ended 2/28/06                   $               $              $
Year ended 2/28/05                     1,777,073        124,551       1,652,522

                                        Gross         Reduction         Net
                                     -----------     ----------     -----------
Year ended 2/29/04                     1,338,503        119,080       1,219,423



(a) [The amounts set forth in the table above for all periods prior to September 16, 2005 reflect the fees paid to the Manager by the Fund's Predecessor Fund (as defined below in "Other Matters") pursuant to the Predecessor Fund's Management Fee rate, and for the period from September 16, 2005 to February 28, 2006, reflect the fees paid to the Manager by the Fund pursuant to its Management Fee rate (0.02% lower than that of its Predecessor Fund).]





In the event that the Manager ceases to be the manager of the Fund, the right of the Trust to use the identifying name "GMO" may be withdrawn.

PORTFOLIO MANAGEMENT


Day-to-day management of each Fund is the responsibility of one of several divisions comprised of investment professionals associated with the Manager. Each division's members work collaboratively to manage a Fund's portfolio, and no one person is primarily responsible for day-to-day management of any Fund.



The following table sets forth information about accounts overseen or managed by the senior members of the divisions as of February 28, 2006.

[To be updated by amendment.]



                  REGISTERED INVESTMENT COMPANIES MANAGED
                       (INCLUDING NON-GMO MUTUAL FUND         OTHER POOLED INVESTMENT VEHICLES       SEPARATE ACCOUNTS MANAGED
                         SUBADVISORY RELATIONSHIPS)                 MANAGED (WORLD-WIDE)                    (WORLD-WIDE)
                 -----------------------------------------   ---------------------------------   ---------------------------------
 SENIOR MEMBER   Number of accounts(1)   Total assets(1,2)   Number of accounts   Total assets   Number of accounts   Total assets
 -------------   ---------------------   -----------------   ------------------   ------------   ------------------   ------------
Edmond Choi
Arjun Divecha
Thomas Hancock
Ann Spruill
Sam Wilderman



                  REGISTERED INVESTMENT COMPANIES
                  MANAGED FOR WHICH GMO RECEIVES A    OTHER POOLED INVESTMENT VEHICLES
                 PERFORMANCE-BASED FEE (INCLUDING     MANAGED (WORLD-WIDE) FOR WHICH         SEPARATE ACCOUNTS MANAGED
                  NON-GMO MUTUAL FUND SUBADVISORY     GMO RECEIVES A PERFORMANCE-BASED       (WORLD-WIDE) FOR WHICH GMO
                        RELATIONSHIPS)                              FEE                  RECEIVES A PERFORMANCE-BASED FEE
                 ---------------------------------   ---------------------------------   ---------------------------------
                 Number of accounts   Total assets   Number of accounts   Total assets   Number of accounts   Total assets
                 ------------------   ------------   ------------------   ------------   ------------------   ------------
Edmond Choi
Arjun Divecha
Thomas Hancock
Ann Spruill
Sam Wilderman



(1) Includes Funds of the Trust offered in the Prospectus that had commenced operations on or before February 28, 2006.



(2) For some senior members, "Total assets" includes assets invested by other GMO Funds.

Because each senior member manages other accounts, including accounts that pay higher fees or accounts that pay performance-based fees, potential conflicts of interest exist, including potential conflicts between the investment strategy of a Fund and the investment strategy of the other accounts managed by the senior member and potential conflicts in the allocation of investment opportunities between a Fund and the other accounts. GMO believes several factors limit those conflicts. First, the Manager maintains trade allocation policies which seek to ensure such conflicts are managed appropriately. Second, where similar accounts are traded in a common trading environment, performance attribution with full transparency of holdings and identification of contributors to gains and losses act as important controls on conflicts. Third, GMO's investment divisions and GMO's Investment Analysis team periodically examine performance dispersion among accounts employing the same investment strategy but with different fee structures to ensure that any divergence in expected performance is adequately explained by differences in the client's investment guidelines and timing of cash flows. Fourth, the fact that the investment programs of most of the Funds and other similar accounts are determined based on quantitative models imposes discipline and constraint on the GMO investment divisions.



Senior members of each division are members (partners) of GMO. As of February 28, 2006, the compensation of each senior member consists of a fixed annual base salary, a partnership interest in the firm's profits and possibly an additional, discretionary, bonus related to the senior member's contribution to GMO's success. The compensation program does not disproportionately reward outperformance by higher fee/performance fee products. GMO's Compensation Committee determines base salary, taking into account current industry norms and market data to ensure that GMO pays a competitive base salary. GMO's Compensation Committee also determines the level of partnership interest, taking into account the individual's contribution to GMO and its mission statement. The Committee may decide to pay a discretionary bonus to recognize specific business contributions and to ensure that the total level of compensation is competitive with the market. Because each person's compensation is based on his or her individual performance, GMO does not have a typical percentage split among base, bonus and other compensation. A GMO membership interest is the primary incentive for persons to maintain employment with GMO. GMO believes this is the best incentive to maintain stability of portfolio management personnel.



SENIOR MEMBER FUND OWNERSHIP. The following table sets forth the dollar range of equity securities beneficially owned by each senior member as of February 28, 2006 of Funds offered in the Prospectus that were overseen or managed by the senior member as of February 28, 2006:



NAME OF SENIOR MEMBER                DOLLAR RANGE OF EQUITY SECURITIES IN FUND
---------------------   ------------------------------------------------------------------
Edmond Choi             U.S. Value Fund                      [To be updated by amendment.]
Arjun Divecha           Emerging Countries Fund
Thomas Hancock          International Intrinsic Value Fund
Ann Spruill             Foreign Fund
Sam Wilderman           U.S. Core Equity Fund
                        U.S. Growth Fund

CUSTODIAL ARRANGEMENTS AND ACCOUNTING AGENT. Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, Massachusetts 02116, serves as the Trust's custodian on behalf of certain of the Funds, and Brown Brothers Harriman & Co. ("BBH"), 40 Water Street, Boston, Massachusetts 02109, serves as the Trust's custodian and accounting agent on behalf of the other Funds. As such, IBT or BBH holds in safekeeping certificated securities and cash belonging to a Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to a Fund. Upon instruction, IBT or BBH receives and delivers cash and securities of a Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. Each of IBT and BBH also maintains certain accounts and records of the Trust and calculates the total net asset value, total net income and net asset value per share of each Fund on a daily basis.


ADMINISTRATIVE ARRANGEMENTS. GMO serves as the Trust's administrator for Class M shareholders. In this capacity, GMO provides administrative support service to such shareholders including processing orders, processing dividend payments, assisting with shareholder communications, recordkeeping and reporting. GMO may provide these services directly, or may contract with third party service providers to provide any or all of these services.

The Trust, on behalf of the Class M Shares of certain Funds, entered into an Administration Agreement with GMO on August 17, 2000. Pursuant to the terms of this Administration Agreement, Class M Shares of the below Funds paid GMO the following amounts with respect to the last three fiscal years:


                                     March 1, 2003 Through   March 1, 2004 Through   March 1, 2005 Through
                                       February 29, 2004       February 28, 2005       February 28, 2006
                                     ---------------------   ---------------------   ---------------------
                                                                                       [To be updated by
                                                                                          amendment.]
U.S. Core Equity Fund                     $189,682(a)             $305,257(a)               $[ ](a)
U.S. Value Fund                           $ 17,215(a)             $ 27,653(a)               $[ ](a)
U.S. Growth Fund                          $165,305(a)             $586,732(a)               $[ ](a)
International Intrinsic Value Fund        $  5,133(b)             $ 22,576                  $[ ]
Foreign Fund                              $ 16,299                $ 15,051                  $[ ]
Emerging Countries Fund                   $ 59,812                $113,850                  $[ ]



(a) [The amounts set forth in the table above for all periods prior to September 16, 2005 reflect fees paid to GMO by the Fund's Predecessor Fund (as defined below in "Other Matters"), and for the period from September 16, 2005 to February 28, 2006, reflect fees paid to GMO by the Fund.]



(b) Reflects fees paid from October 2, 2003 (commencement of operations of Class M Shares) through February 29, 2004.






INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. The Trust's independent
registered public accounting firm is [                                     ].
[                          ] conducts annual audits of the Trust's financial
statements, assists in the preparation of each Fund's federal and state income tax returns, consults with the Trust as to matters of accounting and federal and state income taxation, and provides assistance in connection with the preparation of various Securities and Exchange Commission filings.


DISTRIBUTOR. Funds Distributor, Inc. ("FDI"), 100 Summer Street, 15th Floor, Boston, Massachusetts 02110, serves as the Trust's distributor on behalf of the Funds.

COUNSEL. Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110, serves as counsel to the Trust. Bingham McCutchen LLP, 150 Federal Street, Boston, Massachusetts 02110, serves as independent counsel to the non-interested Trustees of the Trust.

                            DISTRIBUTION (12B-1) PLAN

The Trust has adopted a Rule 12b-1 distribution and service plan (the "Plan"). The principal features of the Plan are described in the Prospectus. This SAI contains additional information that may be of interest to investors.

The Trust will pay to the principal distributor of the Trust's shares (the "Distributor") fees for services rendered and expenses borne by the Distributor that are primarily intended to result in the sale of Class M Shares of the Trust and/or the provision of certain other services incidental thereto to Class M shareholders, at an annual rate with respect to each Fund of the Trust not to exceed 1.00% of each Fund's average daily net assets attributable to its Class M Shares. The Trustees currently limit payments on Class M Shares to 0.25% of each Fund's average daily net assets attributable to its Class M Shares. Such fees shall be accrued daily and paid monthly or at such other intervals as the Trustees shall determine.

The Trust, on behalf of the below Funds, paid the Distributor the following amounts with respect to the last three fiscal years:


                                     March 1, 2003 Through   March 1, 2004 Through   March 1, 2005 Through
                                       February 29, 2004       February 28, 2005       February 28, 2006
                                     ---------------------   ---------------------   ---------------------
                                                                                       [To be updated by
                                                                                          amendment.]
U.S. Core Equity Fund                     $237,102(a)             $381,571(a)               $[ ] (a)
U.S. Value Fund                           $ 21,519(a)             $ 34,567(a)               $[ ] (a)
U.S. Growth Fund                          $206,631(a)             $733,415(a)               $[ ] (a)
International Intrinsic Value Fund        $  6,417(b)             $ 28,220                  $[ ]
Foreign Fund                              $ 20,373                $ 18,813                  $[ ]
Emerging Countries Fund                   $ 74,765                $142,312                  $[ ]



(a) [The amounts set forth in the table above for all periods prior to September 16, 2005 reflect fees paid to GMO by the Fund's Predecessor Fund (as defined below in "Other Matters"), and for the period from September 16, 2005 to February 28, 2006, reflect fees paid to GMO by the Fund.]



(b) Reflects fees paid from October 2, 2003 (commencement of operations of Class M Shares) through February 29, 2004.

The fees may be spent by the Distributor for services that are primarily intended to result in the sale of Class M Shares of the Trust and/or the provision of certain other services incidental thereto to Class M shareholders (but will generally not be spent on recordkeeping charges, accounting expenses, transfer costs, custodian fees or direct client service, maintenance, or reporting to recordholders of Class M Shares). The Distributor's expenditures may include, but shall not be limited to, compensation to, and expenses (including telephone and overhead expenses) of, financial consultants or other employees of the Distributor or of participating or introducing brokers, banks, and other financial intermediaries who render ongoing advice concerning the suitability of particular investment opportunities offered by the Trust in light of Class M shareholders' needs, who provide and maintain elective Class M shareholder services such as check writing and wire transfer services, who provide and maintain pre-authorized investment plans for Class M shareholders, who act as sole shareholder of record and nominee for Class M shareholders, who respond to inquiries from Class M shareholders relating to such services, who train personnel in the provision of such services, or who provide such similar services as permitted under applicable statutes, rules or regulations.


Continuance of the Plan is subject to annual approval by a vote of the Trustees, including a majority of the Trustees who are not interested persons of the Funds and who have no direct or indirect interest in the Plan or related arrangements (the "Independent Trustees"), cast in person at a meeting called for that purpose. All material amendments to the Plan also must be approved by the Trustees and the Independent Trustees, including any amendment to increase materially the costs that the fund may bear for distribution pursuant to the Plan.

The Plan may be terminated at any time with respect to the Class M Shares of any Fund by a vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding Class M voting securities of such Fund.


Any agreement relating to the implementation of the Plan with respect to any Fund shall be in writing, shall terminate automatically in the event of its assignment, and may be terminated without penalty, at any time, by a vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding Class M voting securities of such Fund, upon 60 days written notice.


                             PORTFOLIO TRANSACTIONS

The Manager effects purchases and sales of portfolio securities for each Fund and for its other investment advisory clients with a view to achieving their respective investment objectives. Thus, some clients may purchase or sell a particular security while others do not. Likewise, some clients may purchase a particular security that other clients are selling. In some instances, therefore, one client may indirectly sell a particular security to another client. In addition, two or more clients may simultaneously buy or sell the same security, in which event purchases or sales are effected on a pro rata, rotating or other equitable basis so as to avoid any one account being preferred over any other account.

Transactions involving the issuance of Fund shares for securities or assets other than cash will be limited to a bona fide reorganization or statutory merger and to other acquisitions of portfolio securities that meet all of the following conditions: (i) such securities meet the investment objectives and policies of the Fund; (ii) such securities are acquired for investment and not for resale; and (iii) such securities can be valued pursuant to the Trust's pricing policies.

Brokerage and Research Services. In placing orders for the portfolio transactions of each Fund, the Manager seeks the best price and execution available, except to the extent it is permitted to pay higher brokerage commissions for brokerage and research services as described below. The determination of what may constitute best price and execution by a broker-dealer in effecting a securities transaction involves many considerations, including, without limitation, the overall net economic result to the Fund (involving price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. Because of such factors, a broker-dealer effecting a transaction may be paid a commission higher than that charged by another broker-dealer. Most of the foregoing are subjective considerations.

Over-the-counter transactions often involve dealers acting for their own account. The Manager's policy is to place over-the-counter market orders for the Funds with primary market makers unless better prices or executions are available elsewhere.


Although the Manager does not directly participate in any soft dollar arrangements, the Manager may receive research services incidental to its use of certain brokers, in all cases limited to the types of research contemplated by
Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"). As permitted by Section 28(e) of the 1934 Act, the Manager may pay an unaffiliated broker or dealer that provides "brokerage and research services" (as defined in the 1934 Act) to the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. Research services provided by brokers or dealers take various forms, including personal interviews with analysts, written reports, pricing services, and meetings arranged with various sources of information regarding particular issuers, industries, governmental policies, economic trends, and other matters. To the extent that services of value are received by the Manager, the Manager may avoid expenses that might otherwise be incurred. These services may be used in furnishing investment advice to all of the Manager's clients, including the Funds. Services received from a broker or dealer that executed transactions for the Funds will not necessarily be used by the Manager specifically to service the Funds.


The Trust paid, on behalf of the Funds, the following amounts in brokerage commissions during the three most recent fiscal years:

                                       March 1, 2003       March 1, 2004       March 1, 2005
                                          Through             Through             Through
                                     February 29, 2004   February 28, 2005   February 28, 2006
                                     -----------------   -----------------   -----------------
                                                                             [To be updated by
                                                                                   amendment.]
U.S. Core Equity Fund                  $3,493,333(a)       $4,175,810(a)          $[  ](a)
U.S. Value Fund                           339,776(a)          180,873(a)           [  ](a)
U.S. Growth Fund                          869,998(a)        1,113,835(a)           [  ](a)
International Intrinsic Value Fund      1,856,801           2,837,054              [  ]
Foreign Fund                            4,436,841           4,769,350              [  ]
Emerging Countries Fund                   660,734             578,466              [  ]



(a) [The amounts set forth in the table above for all periods prior to September 16, 2005 reflect commissions paid by the Fund's Predecessor Fund (as defined below in "Other Matters"), and for the period from September 16, 2006 to February 28, 2006, reflect commissions paid by the Fund.]



[Differences in the amount of brokerage commissions paid by the Trust, on behalf of a Fund, during a Fund's three most recent fiscal years (as disclosed in the table above) are generally the result of (i) active trading strategies employed by the Manager when responding to changes in market conditions, (ii) management of cash flows into and out of a Fund as a result of shareholder purchases and redemptions, or (iii) rebalancing portfolios to reflect the results of the Manager's portfolio management models.] [Changes in the amount of brokerage commissions paid by the Trust, on behalf of a Fund, do not reflect material changes in the Fund's investment objective or strategies.]



The following table lists each Fund that acquired securities of its regular brokers or dealers (as defined in the 1940 Act) or of their parents during the fiscal year ended February 28, 2006, the name of each such broker or dealer, and the value of each Fund's aggregate holdings of the securities of each issuer as of February 28, 2006:



                                                           Aggregate Value of Holdings
Name of Fund                    Name of Broker or Dealer     as of February 28, 2006
-----------------------------   ------------------------   ---------------------------
[To be updated by amendment.]


                      PROXY VOTING POLICIES AND PROCEDURES

The Trust has adopted a proxy voting policy under which responsibility to vote proxies related to its portfolio securities has been delegated to the Manager. The Board of Trustees of the Trust has reviewed and approved the proxy voting policies and procedures the Manager follows when voting proxies on behalf of the Funds. The Trust's proxy voting policy and the Manager's proxy voting policies and procedures are attached to this Statement of Additional Information as Appendix C.

The Manager's proxy voting policies on a particular issue may or may not reflect the views of individual members of the Board of Trustees of the Trust, or a majority of the Board of Trustees.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available on the Trust's website at www.gmo.com and on the Securities and Exchange Commission's website at www.sec.gov no later than August 31 of each year.


                        DISCLOSURE OF PORTFOLIO HOLDINGS

The policy of the Trust is to protect the confidentiality of each Fund's portfolio holdings and to prevent inappropriate selective disclosure of those holdings. The Board of Trustees has approved this policy and material amendments require its approval.

Registered investment companies that are sub-advised by GMO may be subject to different portfolio holdings disclosure policies, and neither GMO nor the Board of Trustees exercises control over those policies. In addition, separate account clients of GMO have access to their portfolio holdings and are not subject to the Funds' portfolio holdings disclosure policies. Some of the funds that are sub-advised by GMO and some of the separate accounts managed by GMO have substantially similar investment objectives and strategies, and therefore potentially similar portfolio holdings.

Neither GMO nor any Fund will receive any compensation or other consideration in connection with its disclosure of a Fund's portfolio holdings.

GMO may disclose a Fund's portfolio holdings (together with any other information from which the Fund's portfolio holdings could reasonably be derived, as reasonably determined by GMO) (the "Portfolio Holdings Information") to shareholders, qualified potential shareholders as determined by GMO, and their consultants and agents ("Permitted Recipients") by means of the GMO website. The Funds' prospectus describes the type of information disclosed on GMO's website, as well as the frequency with which it is disclosed and the lag between the date of the information and the date of its disclosure. GMO also may make Portfolio Holdings Information available to Permitted Recipients by email or by any other means in such scope and form and with such frequency as GMO may reasonably determine no earlier than the day next following the day on which the Portfolio Holdings Information is posted on the GMO website (provided that the Fund's prospectus describes the nature and scope of the Portfolio Holdings Information that will be available on the GMO website, when the information will be available and the period for which the information will remain available, and the location on the Fund's website where the information will be made available) or on the same day as a publicly available, routine filing with the Securities and Exchange Commission ("SEC") that includes the Portfolio Holdings Information.

To receive Portfolio Holdings Information, Permitted Recipients must enter into a confidentiality agreement with GMO and the Trust that requires that the Portfolio Holdings Information be used solely for purposes determined by senior management of GMO to be in the best interest of the shareholders of the Fund to which the information relates.

In some cases, GMO may disclose to a third party Portfolio Holdings Information that has not been made available to Permitted Recipients on the GMO website or in a publicly available, routine filing with the SEC. That disclosure may only be made if senior management of GMO determines that it is in the best interests of the shareholders of the Fund to which the information relates. In addition, the third party receiving the Portfolio Holdings Information must enter into a confidentiality agreement with GMO and the Trust that requires that the Portfolio Holdings Information be used solely for purposes determined by GMO senior management to be in the best interest of the Fund's shareholders. GMO will seek to monitor a recipient's use of the Portfolio Holdings Information provided under these agreements and, if the terms of the agreements are violated, terminate disclosure and take appropriate action.


The procedures pursuant to which GMO may disclose to a third party Portfolio Holdings Information that has not been made available to Permitted Recipients do not apply to Portfolio Holdings Information provided to entities who provide on-going services to the Funds in connection with their day-to-day operations and management, including GMO, GMO's affiliates, the Funds' custodians and auditors, the Funds' pricing service vendors, broker-dealers when requesting bids for or price quotations on securities, brokers in the normal course of trading on a Fund's behalf, and persons assisting the Funds in the voting of proxies. In addition, when an investor indicates that it wants to purchase shares of a Fund in exchange for securities acceptable to GMO, GMO may make available a list of securities that it would be willing to accept for the Fund, and, from time to time, the securities on the list may overlap with securities currently held by the Fund.


No provision of this policy is intended to restrict or prevent the disclosure of Portfolio Holdings Information as may be required by applicable law, rules or regulations.

Senior management of GMO may authorize any exceptions to these procedures. Exceptions must be disclosed to the Chief Compliance Officer of the Trust.

If senior management of GMO identifies a potential conflict with respect to the disclosure of Portfolio Holdings Information between the interests of a Fund's shareholders, on the one hand, and GMO or an affiliated person of GMO or the Fund, on the other, GMO is required to inform the Trust's Chief Compliance Officer of the potential conflict, and the Trust's Chief Compliance Officer has the power to decide whether, in light of the potential conflict, disclosure should be permitted under the circumstances. He also is required to report his decision to the Board of Trustees.


GMO periodically reports the following information to the Board of Trustees:


- Determinations made by senior management of GMO relating to the use of Portfolio Holdings Information by Permitted Recipients and third parties;

- The nature and scope of disclosure of Portfolio Holdings Information to third parties;

-    Exceptions to the disclosure policy authorized by senior management of GMO;
     and

- Any other information the Trustees may request relating to the disclosure of Portfolio Holdings Information.


ONGOING ARRANGEMENTS TO MAKE PORTFOLIO HOLDINGS AVAILABLE. Portfolio Holdings Information is disclosed on an on-going basis (generally, daily, except with
respect to [                        ], which receives holdings quarterly and as
necessary in connection with the services it provides to the Funds) to the following entities that provide on-going services to the Funds in connection with their day-to-day operations and management, provided that they agree or have a duty to maintain this information in confidence:


         NAME OF RECIPIENT                      FUNDS                   PURPOSE OF DISCLOSURE
----------------------------------   --------------------------   ---------------------------------
Investors Bank & Trust Company       U.S. Equity Funds            Custodial and securities lending
                                                                  services

                                     All Funds                    Compliance testing

Brown Brothers Harriman & Co.        International Equity Funds   Custodial services and compliance
                                                                  testing

Boston Global Advisors               International Equity Funds   Securities lending services

[                          ]         All Funds                    Independent registered public
                                                                  accounting firm

Institutional Shareholder Services   All Funds                    Corporate actions services

Interactive Data                     International Equity Funds   Fair value pricing

FactSet                              All Funds                    Data service provider


Senior management of GMO has authorized disclosure of Portfolio Holdings Information on an on-going basis (daily) to the following recipients, provided that they agree or have a duty to maintain this information in confidence and are limited to using the information for the specific purpose for which it was provided:

         NAME OF RECIPIENT             FUNDS           PURPOSE OF DISCLOSURE
----------------------------------   ---------   ---------------------------------
Epstein & Associates, Inc.           All Funds   Software provider for  Code of
                                                 Ethics monitoring system

Financial Models Company Inc.        All Funds   Recordkeeping system

                DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES


The Trust, an open-end management investment company, is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust ("Declaration of Trust") dated June 24, 1985, as amended and restated June 23, 2000, and as such Declaration of Trust may be amended from time to time. A copy of the Declaration of

Trust is on file with the Secretary of The Commonwealth of Massachusetts. The Trust operates as a "series investment company" that consists of separate series of investment portfolios, each of which is represented by a separate series of shares of beneficial interest. Each Fund is a series of the Trust. The fiscal year for each Fund ends on the last day of February.



Pursuant to the Declaration of Trust, the Trustees have currently authorized the issuance of an unlimited number of full and fractional shares of [fifty-eight] series: U.S. Core Fund; Tobacco-Free Core Fund; U.S. Quality Equity Fund; Value Fund; Intrinsic Value Fund; Growth Fund; Small/Mid Cap Value Fund; Small/Mid Cap Growth Fund; Real Estate Fund; Tax-Managed U.S. Equities Fund; Tax-Managed Small/Mid Cap Fund; International Disciplined Equity Fund; International Intrinsic Value Fund; International Growth Fund; Currency Hedged International Equity Fund; Foreign Fund; Foreign Small Companies Fund; International Small Companies Fund; Emerging Markets Fund; Emerging Countries Fund; Emerging Markets Quality Fund; Tax-Managed International Equities Fund; Domestic Bond Fund; Core Plus Bond Fund; International Bond Fund; Currency Hedged International Bond Fund; Global Bond Fund; Emerging Country Debt Fund; Short-Duration Investment Fund; Alpha Only Fund; Inflation Indexed Bond Fund; Emerging Country Debt Share Fund; Benchmark-Free Allocation Fund; International Equity Allocation Fund; Global Balanced Asset Allocation Fund; Global (U.S.+) Equity Allocation Fund; U.S. Equity Allocation Fund; Special Purpose Holding Fund; Short-Duration Collateral Fund; Taiwan Fund; Global Growth Fund; World Opportunity Overlay Fund; Alternative Asset Opportunity Fund; Strategic Opportunities Allocation Fund; World Opportunities Equity Allocation Fund; Developed World Stock Fund; U.S. Growth Fund; International Core Equity Fund; International Growth Equity Fund; U.S. Intrinsic Value Fund; U.S. Small/Mid Cap Growth Fund; U.S. Small/Mid Cap Value Fund; U.S. Core Equity Fund; U.S. Value Fund; Short-Duration Collateral Share Fund; [Inflation Indexed Plus Bond Fund; Strategic Fixed Income Fund; and International Opportunities Equity Allocation Fund.] Interests in each portfolio (Fund) are represented by shares of the corresponding series. Each share of each series represents an equal proportionate interest, together with each other share, in the corresponding Fund. The shares of such series do not have any preemptive rights. Upon liquidation of a Fund, shareholders of the corresponding series are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders. The Declaration of Trust also permits the Trustees to charge shareholders directly for custodial, transfer agency, and servicing expenses but the Trustees have no present intention to make such charges.


The Declaration of Trust also permits the Trustees, without shareholder approval, to subdivide any series of shares into various sub-series or classes of shares with such dividend preferences and other rights as the Trustees may designate. This power is intended to allow the Trustees to provide for an equitable allocation of the effect of any future regulatory requirements that might affect various classes of shareholders differently. The Trustees have currently authorized the establishment and designation of up to nine classes of shares for each series of the Trust: Class I Shares, Class II Shares, Class III Shares, Class IV Shares, Class V Shares, Class VI Shares, Class VII Shares, Class VIII Shares, and Class M Shares.

The Trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust or merge two or more existing portfolios (i.e., a new fund). Shareholders' investments in such a portfolio would be evidenced by a separate series of shares.

The Declaration of Trust provides for the perpetual existence of the Trust. The Trust, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of the Trust. While the Declaration of Trust further provides that the Trustees may also terminate the Trust upon written notice to the shareholders, the 1940 Act requires that the Trust receive the authorization of a majority of its outstanding shares in order to change the nature of its business so as to cease to be an investment company.


On [June __, 2006], the following shareholders held greater than 25% of the outstanding shares of a Fund of the Trust offered in the Prospectus:






FUND                            SHAREHOLDERS
----                            ------------
[To be updated by amendment.]


As a result, such shareholders may be deemed to "control" their respective series as such term is defined in the 1940 Act.


[As of _______, 2006, greater than 10% of the following Funds' shares were held by accounts for which the Manager has investment discretion: [_____]. As of _______, 2006, a significant portion of the following Funds' shares were held by accounts for which the Manager has investment discretion: [_____]. As of _________, 2006, substantially all of the following Funds' shares were held by accounts for which the Manager has investment discretion: [_____].]


                                  VOTING RIGHTS

Shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and to vote by individual Fund (to the extent described below) in the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders. Shareholders vote by individual Fund on all matters except (i) when required by the 1940 Act, shares are voted in the aggregate and not by individual Fund, and (ii) when the Trustees have determined that the matter affects the interests of more than one Fund, then shareholders of the affected Funds are entitled to vote. Shareholders of one Fund are not entitled to vote on matters exclusively affecting another Fund including, without limitation, such matters as the adoption of or change in the investment objectives, policies, or restrictions of the other Fund and the approval of the investment advisory contract of the other Fund. Shareholders of a particular class of shares do not have separate class voting rights except for matters that affect only that class of shares and as otherwise required by law.

Normally the Trust does not hold meetings of shareholders to elect Trustees except in accordance with the 1940 Act (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by the holders of at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees will continue to hold office and may appoint successor Trustees. Voting rights are not cumulative.


No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the Trust's name or to cure technical problems in the Declaration of Trust and
(ii) to establish, designate, or modify new and existing series or sub-series of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations.


                        SHAREHOLDER AND TRUSTEE LIABILITY

Under Massachusetts law, shareholders could, under some circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of that disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of all the property of a Fund for all loss and expense of any shareholder of that Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the disclaimer is inoperative and the Fund in which the shareholder holds shares is unable to meet its obligations.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The By-Laws of the Trust provide for indemnification by the Trust of the Trustees and the officers of the Trust except for any matter as to which any such person did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Trust. Trustees and officers may not be indemnified against any liability to the Trust or the Trust shareholders to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

              BENEFICIAL OWNERS OF 5% OR MORE OF THE FUNDS' SHARES























                          [To be updated by amendment.]

                                  OTHER MATTERS









                          [To be updated by amendment.]






[The U.S. Core Equity Fund, U.S. Value Fund, and U.S. Growth Fund are successors to GMO Core Fund, GMO Value Fund, and GMO Growth Fund, respectively, which are other series of the Trust (each, a ''Predecessor Fund''). All numerical information presented in this Statement of Additional Information with respect to each such Fund for time periods prior to September 16, 2005 relates to its Predecessor Fund.]


                              FINANCIAL STATEMENTS


The Trust's audited financial statements for the fiscal year ended February 28, 2006 included in the Trust's Annual Reports and filed with the SEC pursuant to
Section 30(d) of the 1940 Act and the rules promulgated thereunder, are (with the exception of the financial statements relating to funds of the Trust that do not offer Class M Shares through the Prospectus) hereby incorporated in this Statement of Additional Information by reference. The Trust's Annual Reports for the fiscal year ended February 28, 2006 were filed electronically with the SEC on Form N-CSR on [_____], 2006 (Accession No. [_____]).

Appendix A

                                    GMO TRUST
                          SPECIMEN PRICE MAKE-UP SHEETS


Following are computations of the total offering price per share for Class M shares of each Fund offered through the Prospectus for which Class M shares of beneficial interest were outstanding as of February 28, 2006, in each case based upon their respective net asset values and shares of beneficial interest outstanding at the close of business on February 28, 2006.



U.S. Core Equity Fund

   Net Assets at Value (Equivalent to $_____ per share based on
[__________] shares of beneficial interest outstanding)             $___________

   Offering Price                                                   $___________

U.S. Value Fund

   Net Assets at Value (Equivalent to $_____ per share based on
      [__________] shares of beneficial interest outstanding)       $___________

   Offering Price                                                   $___________

U.S. Growth

   Net Assets at Value (Equivalent to $____ per share based on
      [__________] shares of beneficial interest outstanding)       $___________

   Offering Price                                                   $___________

International Intrinsic Value Fund

   Net Assets at Value (Equivalent to $____ per share based on
      [__________] shares of beneficial interest outstanding)       $___________

   Offering Price                                                   $___________

Foreign Fund

   Net Assets at Value (Equivalent to $____ per share based on
      [__________] shares of beneficial interest outstanding)       $___________

   Offering Price                                                   $___________

Emerging Countries Fund

   Net Assets at Value (Equivalent to $____ per share based on
      [__________] shares of beneficial interest outstanding)       $___________

   Offering Price                                                   $___________

Appendix B

                   COMMERCIAL PAPER AND CORPORATE DEBT RATINGS

COMMERCIAL PAPER RATINGS

Commercial paper ratings of Standard & Poor's are current assessments of the likelihood of timely payment of debts having original maturities of no more than 365 days. Commercial paper rated A-1 by Standard & Poor's indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+. Commercial paper rated A-2 by Standard & Poor's indicates that capacity for timely payment on issues is strong. However, the relative degree of safety is not as high as for issues designated A-1. Commercial paper rated A-3 indicates capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of Prime-1 rated issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variations. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained. Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement of relatively high financial leverage. Adequate alternative liquidity is maintained.

CORPORATE DEBT RATINGS

Standard & Poor's. A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. The following is a summary of the ratings used by Standard & Poor's for corporate debt:

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA - Bonds rated AA also qualify as high quality debt obligations. Capacity to pay interest and repay principal is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC - Bonds rated BB, B, CCC, and CC are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C - The rating C is reserved for income bonds on which no interest is being paid.

D - Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's. The following is a summary of the ratings used by Moody's for corporate debt:

Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable, margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds that are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa - Bonds that are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Should no rating be assigned by Moody's, the reason may be one of the following:

     1.   An application for rating was not received or accepted.

     2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

     3.   There is lack of essential data pertaining to the issue or issuer.

     4. The issue was privately placed in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Those bonds in the Aa, A, Baa, Ba, and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, and B1.

Appendix C

                                    GMO TRUST
                               PROXY VOTING POLICY

I.   STATEMENT OF POLICY

GMO Trust (the "Fund") delegates the authority and responsibility to vote proxies related to portfolio securities to Grantham, Mayo, Van Otterloo & Co. LLC, its investment adviser (the "Adviser").

Therefore, the Board of Trustees (the "Board") of the Fund has reviewed and approved the use of the proxy voting policies and procedures of the Adviser ("Proxy Voting Procedures") on behalf of the Fund when exercising voting authority on behalf of the Fund.

II.  STANDARD

The Adviser shall vote proxies related to portfolio securities in the best interests of the Fund and their shareholders.

III. REVIEW OF PROXY VOTING PROCEDURES

The Board shall periodically review the Proxy Voting Procedures presented by the Adviser.

The Adviser shall provide periodic reports to the Board regarding any proxy votes where a material conflict of interest was identified EXCEPT in circumstances where the Adviser caused the proxy to be voted consistent with the recommendation of the independent third party.

The Adviser shall notify the Board promptly of any material change to its Proxy Voting Procedures.

IV.  DISCLOSURE

The following disclosure shall be provided:

     A. The Adviser shall make available its proxy voting records, for inclusion in the Fund's Form N-PX.

     B. The Adviser shall cause the Fund to include the proxy voting policies and procedures required in the Fund's annual filing on Form N-CSR or the statement of additional information.

     C. The Adviser shall cause the Fund's shareholder reports to include a statement that (i) a copy of these policies and procedures is available on the Fund's web site (if the Fund so chooses) and (ii) information is available regarding how the Funds voted proxies during the most recent twelve-month period without charge, on or through the Fund's web site.

                     GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
                               GMO AUSTRALASIA LLC
                                (TOGETHER "GMO")

                      PROXY VOTING POLICIES AND PROCEDURES

I.   INTRODUCTION AND GENERAL PRINCIPLES

GMO provides investment advisory services primarily to institutional, including both ERISA and non-ERISA clients, and commercial clients. GMO understands that proxy voting is an integral aspect of security ownership. Accordingly, in cases where GMO has been delegated authority to vote proxies, that function must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.

This policy permits clients of GMO to: (1) delegate to GMO the responsibility and authority to vote proxies on their behalf according to GMO's proxy voting polices and guidelines; (2) delegate to GMO the responsibility and authority to vote proxies on their behalf according to the particular client's own proxy voting policies and guidelines; or (3) elect to vote proxies themselves. In instances where clients elect to vote their own proxies, GMO shall not be responsible for voting proxies on behalf of such clients.

GMO believes that the following policies and procedures are reasonably designed to ensure that proxy matters are conducted in the best interest of its clients, in accordance with GMO's fiduciary duties, applicable rules under the Investment Advisers Act of 1940 and fiduciary standards and responsibilities for ERISA clients set out in the Department of Labor interpretations.

II.  PROXY VOTING GUIDELINES

GMO has engaged Institutional Shareholder Services, Inc. ("ISS") as its proxy voting agent to:

     (1) research and make voting recommendations or, for matters for which GMO has so delegated, to make the voting determinations;

     (2)  ensure that proxies are voted and submitted in a timely manner;

     (3)  handle other administrative functions of proxy voting;

     (4) maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;

     (5)  maintain records of votes cast; and

     (6) provide recommendations with respect to proxy voting matters in general.

Proxies will be voted in accordance with the voting recommendations contained in the applicable domestic or global ISS Proxy Voting Manual, as in effect from time to time. Copies of the current domestic and global ISS proxy voting guidelines are attached to these Voting Policies and Procedures as Exhibit A. GMO reserves the right to amend any of ISS's guidelines in the future. If any such changes are made an amended Proxy Voting Policies and Procedures will be made available for clients.

Except in instances where a GMO client retains voting authority, GMO will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to ISS.

III. PROXY VOTING PROCEDURES

GMO has a Corporate Actions Group with responsibility for administering the proxy voting process, including:

     1. Implementing and updating the applicable domestic and global ISS proxy voting guidelines;

     2.   Overseeing the proxy voting process; and

     3. Providing periodic reports to GMO's Compliance Department and clients as requested.

There may be circumstances under which a portfolio manager or other GMO investment professional ("GMO Investment Professional") believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the recommendation of ISS. In such an event, the GMO Investment Professional will inform GMO's Corporate Actions Group of its decision to vote such proxy in a manner inconsistent with the recommendation of ISS. GMO's Corporate Actions Group will report to GMO's Compliance Department no less than quarterly any instance where a GMO Investment Professional has decided to vote a proxy on behalf of a client in that manner.

IV.  CONFLICTS OF INTEREST

As ISS will vote proxies in accordance with the proxy voting guidelines described in Section II, GMO believes that this process is reasonably designed to address conflicts of interest that may arise between GMO and a client as to how proxies are voted.

In instances where GMO has the responsibility and authority to vote proxies on behalf of its clients for shares of GMO Trust, a registered mutual fund for which GMO serves as the investment adviser, there may be instances where a conflict of interest exists. Accordingly, GMO will (i) vote such proxies in the best interests of its clients with respect to routine matters, including proxies relating to the election of Trustees; and (ii) with respect to matters where a conflict of interest exists between GMO and GMO Trust, such as proxies relating to a new or amended investment management contract between GMO Trust and GMO, or a re-organization of a series of GMO Trust, GMO will either (a) vote such proxies in the same proportion as the votes cast with respect to that proxy, or
(b) seek instructions from its clients.

In addition, if GMO is aware that one of the following conditions exists with respect to a proxy, GMO shall consider such event a potential material conflict of interest:

     1. GMO has a business relationship or potential relationship with the issuer;

     2. GMO has a business relationship with the proponent of the proxy proposal; or

     3. GMO members, employees or consultants have a personal or other business relationship with the participants in the proxy contest, such as corporate directors or director candidates.

In the event of a potential material conflict of interest, GMO will (i) vote such proxy according to the specific recommendation of ISS; (ii) abstain; or
(iii) request that the client votes such proxy. All such instances shall be reported to GMO's Compliance Department at least quarterly.

V.   RECORDKEEPING

GMO will maintain records relating to the implementation of these proxy voting policies and procedures, including:

     (1) a copy of these policies and procedures which shall be made available to clients, upon request;

     (2)  a record of each vote cast (which ISS maintains on GMO's behalf); and

     (3) each written client request for proxy records and GMO's written response to any client request for such records.

Such proxy voting records shall be maintained for a period of five years.

VI.  REPORTING

GMO's Compliance Department will provide GMO's Conflict of Interest Committee with periodic reports that include a summary of instances where GMO has (i) voted proxies in a manner inconsistent with the recommendation of ISS, (ii) voted proxies in circumstances in which a material conflict of interest may exist as set forth in Section IV, and (iii) voted proxies of shares of GMO Trust on behalf of its clients.

VII. DISCLOSURE

Except as otherwise required by law, GMO has a general policy of not disclosing to any issuer or third party how GMO or its voting delegate voted a client's proxy.

Effective: August 6, 2003

                       ISS PROXY VOTING GUIDELINES SUMMARY

The following is a concise summary of ISS's proxy voting policy guidelines.

1.   AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

     - An auditor has a financial interest in or association with the company, and is therefore not independent

     -    Fees for non-audit services are excessive, or

     - There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

2.   BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees attendance at board meetings corporate governance provisions and takeover activity, long-term company performance responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3.   SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4.   PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5.   POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6.   MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.   REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.   CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

     - It is intended for financing purposes with minimal or no dilution to current shareholders

     - It is not designed to preserve the voting power of an insider or significant shareholder

9.   EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

     -    Historic trading patterns

     -    Rationale for the repricing

     -    Value-for-value exchange

     -    Option vesting

     -    Term of the option

     -    Exercise price

     -    Participation

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

     -    Purchase price is at least 85 percent of fair market value

     -    Offering period is 27 months or less, and

     -    Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

SHAREHOLDER PROPOSALS ON COMPENSATION

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10.  SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

              CONCISE SUMMARY OF ISS GLOBAL PROXY VOTING GUIDELINES

Following is a concise summary of general policies for voting global proxies. In addition, ISS has country- and market-specific policies, which are not captured below.

FINANCIAL RESULTS/DIRECTOR AND AUDITOR REPORTS

Vote FOR approval of financial statements and director and auditor reports, unless:

     - there are concerns about the accounts presented or audit procedures used; or

     - the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

APPOINTMENT OF AUDITORS AND AUDITOR COMPENSATION

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

     - there are serious concerns about the accounts presented or the audit procedures used;

     -    the auditors are being changed without explanation; or

     - nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

APPOINTMENT OF INTERNAL STATUTORY AUDITORS

Vote FOR the appointment or reelection of statutory auditors, unless:

     - there are serious concerns about the statutory reports presented or the audit procedures used;

     - questions exist concerning any of the statutory auditors being appointed; or

     - the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ALLOCATION OF INCOME

Vote FOR approval of the allocation of income, unless:

     - the dividend payout ratio has been consistently below 30 percent without adequate explanation; or

     -    the payout is excessive given the company's financial position.

STOCK (SCRIP) DIVIDEND ALTERNATIVE

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

AMENDMENTS TO ARTICLES OF ASSOCIATION

Vote amendments to the articles of association on a CASE-BY-CASE basis.

CHANGE IN COMPANY FISCAL TERM

Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

LOWER DISCLOSURE THRESHOLD FOR STOCK OWNERSHIP

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

AMEND QUORUM REQUIREMENTS

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

TRANSACT OTHER BUSINESS

Vote AGAINST other business when it appears as a voting item.

DIRECTOR ELECTIONS

Vote FOR management nominees in the election of directors, unless:

     - there are clear concerns about the past performance of the company or the board; or

     -    the board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.


Vote AGAINST individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed).


DIRECTOR COMPENSATION

Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

DISCHARGE OF BOARD AND MANAGEMENT

Vote FOR discharge of the board and management, unless:

     - there are serious questions about actions of the board or management for the year in question; or

     -    legal action is being taken against the board by other shareholders.

DIRECTOR, OFFICER, AND AUDITOR INDEMNIFICATION AND LIABILITY PROVISIONS

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

BOARD STRUCTURE

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

SHARE ISSUANCE REQUESTS

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

INCREASES IN AUTHORIZED CAPITAL

Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

     - the specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

     - the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).

Vote AGAINST proposals to adopt unlimited capital authorizations.

REDUCTION OF CAPITAL

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

CAPITAL STRUCTURES

Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

PREFERRED STOCK

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

DEBT ISSUANCE REQUESTS

Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

PLEDGING OF ASSETS FOR DEBT

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

INCREASE IN BORROWING POWERS

Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

SHARE REPURCHASE PLANS:

Vote FOR share repurchase plans, unless:

     -    clear evidence of past abuse of the authority is available; or

     -    the plan contains no safeguards against selective buybacks.

REISSUANCE OF SHARES REPURCHASED:

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

CAPITALIZATION OF RESERVES FOR BONUS ISSUES/INCREASE IN PAR VALUE:

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

REORGANIZATIONS/RESTRUCTURINGS:

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

MERGERS AND ACQUISITIONS:

Vote FOR mergers and acquisitions, unless:

     - the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or

     - the company's structure following the acquisition or merger does not reflect good corporate governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

ABSTAIN if there is insufficient information available to make an informed voting decision.

MANDATORY TAKEOVER BID WAIVERS:

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

REINCORPORATION PROPOSALS:

Vote reincorporation proposals on a CASE-BY-CASE basis.

EXPANSION OF BUSINESS ACTIVITIES:

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

RELATED-PARTY TRANSACTIONS:

Vote related-party transactions on a CASE-BY-CASE basis.

COMPENSATION PLANS:

Vote compensation plans on a CASE-BY-CASE basis.

ANTITAKEOVER MECHANISMS:

Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

SHAREHOLDER PROPOSALS:

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

GMO TRUST                                                             Prospectus

                                                                   June 30, 2006


-  GMO EMERGING MARKETS QUALITY FUND

                                               ---------------------------------
                                               - INFORMATION ABOUT OTHER
                                                FUNDS OFFERED BY GMO TRUST
                                                IS CONTAINED IN SEPARATE
                                                PROSPECTUSES.

                                               - SHARES OF THE FUND DESCRIBED
                                                IN THIS PROSPECTUS MAY NOT BE
                                               AVAILABLE FOR PURCHASE IN ALL
                                               STATES. THIS PROSPECTUS DOES NOT
                                               OFFER SHARES IN ANY STATE WHERE
                                               THEY MAY NOT LAWFULLY BE OFFERED.

GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
40 ROWES WHARF - BOSTON, MASSACHUSETTS 02110

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
FUND SUMMARY................................................     1
DESCRIPTION OF PRINCIPAL RISKS..............................     5
MANAGEMENT OF THE FUND......................................     8
DETERMINATION OF NET ASSET VALUE............................     9
DISCLOSURE OF PORTFOLIO HOLDINGS............................    10
HOW TO PURCHASE SHARES......................................    10
HOW TO REDEEM SHARES........................................    12
PURCHASE PREMIUMS AND REDEMPTION FEES.......................    13
MULTIPLE CLASSES............................................    14
DISTRIBUTIONS AND TAXES.....................................    15
FINANCIAL HIGHLIGHTS........................................    17
ADDITIONAL INFORMATION..................................back cover
SHAREHOLDER INQUIRIES...................................back cover
DISTRIBUTOR.............................................back cover

 GMO EMERGING MARKETS QUALITY FUND


                                                                             FUND CODES
                                                              -----------------------------------------
                                                                         Ticker   Symbol       Cusip
                                                                         ------  ---------  -----------
                                                              Class
                                                              III......  GMASX   EmergQlty  362008 75 7
                                                              Class
                                                              VI.......  GMQSX   EmergQlty  362008 19 5
Fund Inception Date: 2/18/98



     This summary is not all-inclusive, and the GMO Emerging Markets Quality Fund (the "Fund") may make investments, employ strategies, and be exposed to risks that are not described in this summary. More information about the Fund's investments and strategies is contained in the Fund's Statement of Additional Information ("SAI"). See the back cover of this Prospectus for information about how to receive the SAI. Except for policies identified in the SAI as "fundamental", the Fund's Board of Trustees ("Trustees") may change the Fund's investment objective or policies without shareholder approval. The Fund's investment manager is Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO") (see "Management of the Fund" for a description of the Manager).


INVESTMENT OBJECTIVE

     Broad exposure to the higher quality companies in the benchmark.

PRINCIPAL INVESTMENT STRATEGIES


     The Fund typically makes equity investments in companies whose stocks are traded in the securities markets of the world's non-developed markets, which excludes any countries that are included in the MSCI EAFE Index, a developed markets index ("emerging markets"). The Manager defines "equity investments" as investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, and depository receipts.



     The Manager uses proprietary quality models to evaluate an issuer's quality score based on several factors, which may include, but are not limited to, expected earnings volatility (as measured by the volatility of profitability), profits (return on equity), and operational and financial leverage (amount of fixed operating costs together with total outstanding debt in relation to equity).



     The factors considered and models used by the Manager may change over time. The Fund's portfolio typically is more liquid than the portfolio of GMO Emerging Markets Fund (another series of GMO Trust, which is offered through a separate prospectus), and the Fund typically is less "actively" managed than GMO Emerging Markets Fund. In addition, the Fund invests in stocks that the Manager believes to be of higher quality than the average stock in its benchmark, and its allocation to emerging market countries and sectors may be overweighted or underweighted with respect to the benchmark. The Manager seeks to manage the Fund with low portfolio turnover.



     Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings made for investment purposes in investments tied economically to emerging markets. The Fund will not change this policy without providing its shareholders with at least 60 days' prior written notice. For purposes of this Prospectus, an investment is "tied economically" to emerging markets if: (i) it is an investment in an issuer that is organized under the laws of an emerging market country or in an issuer that maintains its principal place of business in an emerging market country; (ii) it is traded principally in an emerging market country; or (iii) it is an investment in an issuer that derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in emerging market countries, or has at least 50% of its assets in emerging market countries. WHEN USED IN THIS PROSPECTUS, THE TERM "INVEST" INCLUDES BOTH DIRECT INVESTING AND INDIRECT INVESTING AND THE TERM "INVESTMENTS" INCLUDES BOTH DIRECT INVESTMENTS AND INDIRECT INVESTMENTS. FOR INSTANCE, THE FUND MAY INVEST INDIRECTLY OR MAKE AN INDIRECT INVESTMENT BY INVESTING IN ANOTHER FUND OR IN DERIVATIVES AND SYNTHETIC INSTRUMENTS WITH ECONOMIC CHARACTERISTICS SIMILAR TO THE UNDERLYING ASSET. The Fund may achieve exposure to emerging markets through direct investments or indirect investments.



     The Fund generally seeks to be fully invested and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, warrants, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); (iii) manage risk by implementing shifts in investment exposure; and/or (iv) adjust its foreign currency exposure. The Fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments. In addition, the Fund may take active overweighted and underweighted positions in particular currencies relative to its benchmark.


     The Manager is not obligated to and generally will not consider tax consequences when seeking to achieve the Fund's investment objective (e.g., the Fund may engage in transactions that are not tax efficient for shareholders subject to U.S. federal income tax).

BENCHMARK


     The Fund's benchmark is the S&P/IFCI (Investable) Composite Index, which is independently maintained and published by Standard & Poor's and is a market capitalization-weighted index of the performance of securities traded on stock exchanges of 22 different emerging market countries, calculated on a total return basis.


PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see "Description of Principal Risks."


- Market Risk -- Equity Securities -- Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund's investments and periods of poor performance.



- Foreign Investment Risk -- The value of foreign securities may change more rapidly and to a greater extent than U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment, capital, or exchange control regulations may adversely affect the Fund's foreign investments. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for the Fund's investments in emerging markets, the economies of which tend to be more volatile than the economies of developed countries.



- Currency Risk -- Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's foreign currency holdings and investments denominated in foreign currencies. To the extent the Fund hedges its foreign currency exposure, it is exposed to the risk that the U.S. dollar will decline relative to the hedged currency.



- Liquidity Risk -- The Fund's ability to sell securities or close out derivatives positions at desirable prices may be adversely affected by limited trading volume, lack of a market maker, or legal restrictions. Such risks are particularly pronounced for the Fund because it makes emerging market investments, which are not widely traded and which may be subject to purchase and sale restrictions, and may make investments in companies with smaller market capitalizations (see "Smaller Company Risk" below).



- Smaller Company Risk -- The securities of companies with smaller market capitalizations may trade less frequently and in lesser quantities than more widely held securities, and their value may fluctuate more sharply than those securities.



     Other principal risks of an investment in the Fund include Focused Investment Risk (increased risk from focusing investments in a limited number of countries or geographic regions), Market Risk -- Value Securities (risk that the market may not recognize the value of securities purchased by the Fund, causing their prices to decline or fail to approach the value that the Manager anticipates), Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of derivatives counterparty or borrower of the Fund's securities), Non-Diversification Risk (the Fund is a non-diversified investment company and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified), Market Disruption and Geopolitical Risk (risk that war, terrorism, and related geopolitical events may lead to increased short-term market volatility and adversely affect the U.S. and world economies and markets generally, as well as adverse effects on issuers of securities and the value of the Fund's investments), Large Shareholder Risk (risk that portfolio transactions by the Fund caused by a large shareholder's reallocation or rebalancing of Fund shares will have an adverse effect on the Fund's performance, accelerate the realization of taxable income, and increase transaction costs), and Management Risk (risk that the strategies and techniques of the Manager will fail to produce the desired results).

PERFORMANCE


     Performance information for the Fund (before and after taxes), for periods prior to September 23, 2004, was achieved before material changes to the Fund's principal investment strategies, effective September 23, 2004.



     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. Purchase premiums and redemption fees are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). After tax returns are shown for Class III shares only; after-tax returns for other classes will vary. Performance results in the table reflect payment of Fund expenses. In connection with the change in the Fund's principal investment strategies, the Fund's management fee was reduced, effective September 23, 2004, and performance results in the table prior to September 23, 2004 reflect payment of Fund expenses in effect prior to the change in the management fee. Returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.


                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31




                                                                   EMERGING MARKETS QUALITY FUND (%)
                                                                   ---------------------------------
1999                                                                              67.5
2000                                                                            -40.86
2001                                                                              -3.3
2002                                                                              8.53
2003                                                                             82.52
2004                                                                             12.64
2005                                                                             35.55



                       Highest Quarter: 59.86% (2Q 1999)


                       Lowest Quarter: -19.86% (3Q 1999)



              Year-to-Date (as of 3/31/06):    %


                          AVERAGE ANNUAL TOTAL RETURNS

                        Periods Ending December 31, 2005



----------------------------------------------------------------------------
                                  1 YEAR   5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------

 CLASS III                                                      2/18/98

----------------------------------------------------------------------------
 RETURN BEFORE TAXES              34.19%   23.69%        N/A    12.06%

----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                   33.84%   21.38%        N/A    10.06%

----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND
  SHARES                          22.13%   20.30%        N/A     9.76%

----------------------------------------------------------------------------
 S&P/IFCI (INVESTABLE) COMPOSITE
  INDEX(a)                        35.19%   21.62%        N/A    11.81%

----------------------------------------------------------------------------
 S&P/IFCI (INVESTABLE) COMPOSITE
  INDEX(+b)                       35.19%   24.38%        N/A    14.13%

----------------------------------------------------------------------------

 CLASS VI                                                       9/23/04

----------------------------------------------------------------------------
 RETURN BEFORE TAXES              34.38%      N/A        N/A    40.30%

----------------------------------------------------------------------------
 S&P/IFCI (INVESTABLE) COMPOSITE
  INDEX(a)                        35.19%      N/A        N/A    44.30%

----------------------------------------------------------------------------
 S&P/IFCI (INVESTABLE) COMPOSITE
  INDEX(+b)                       35.19%      N/A        N/A    44.30%

----------------------------------------------------------------------------


(a) Fund's benchmark.


(b) The S&P/IFCI (Investable) Composite Index+ is a composite index computed by the Manager and represents (i) the GMO Asia 7 Index from 2/18/98 to 9/22/04 and
(ii) the S&P/IFCI (Investable) Composite Index from 9/23/04 to present, each of which was the Fund's benchmark during the periods indicated.

FEES AND EXPENSES

     The tables below show, for each class of shares, the expected cost of investing in the Fund.

  SHAREHOLDER FEES
  (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                                               CLASS III     CLASS VI
  --------------------------------------------------------------------------------------------------------------
  Purchase premium (as a percentage of amount invested)                                     0.50%(1)      0.50%(1)

  Redemption fee (as a percentage of amount redeemed)                                       0.50%(1,2)    0.50%(1,2)


  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE PAID FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)   CLASS III     CLASS VI
  --------------------------------------------------------------------------------------------------------------
  Management fee                                                                            0.40%         0.40%

  Shareholder service fee                                                                   0.15%        0.055%

  Other expenses                                                                                %             %

  Total annual operating expenses                                                               %             %

    Expense reimbursement                                                                       %(3)          %(3)

  Net annual expenses                                                                           %             %


(1) See "Purchase Premiums and Redemption Fees" for a more detailed discussion of the Fund's purchase premium and redemption fee, including the circumstances under which the Manager may waive the purchase premium or redemption fee.
(2) Shares acquired prior to March 27, 2002 will be subject to a redemption fee of 0.40%.

(3) The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2007 to the extent the Fund's total annual operating expenses (excluding shareholder service fees, custodial fees, and other expenses described on page 9 of this Prospectus) exceed 0.40% of the Fund's average daily net assets.


EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                              IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES
                                       --------------------------------------   --------------------------------------
                                       1 YEAR*   3 YEARS   5 YEARS   10 YEARS   1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                       -------   -------   -------   --------   -------   -------   -------   --------
Class III                               $         $         $         $          $         $         $         $
Class VI                                $         $         $         $          $         $         $         $


       * After reimbursement

                         DESCRIPTION OF PRINCIPAL RISKS


     Investing in mutual funds involves risk, including the risk that the strategies and techniques of the Manager will fail to produce the desired results (see "Management of the Fund" for a description of the Manager and "Management Risk" below for a more detailed discussion of this risk). The Fund is subject to risks based on the types of investments in the Fund's portfolio and on the investment strategies it employs. Factors that may affect the Fund's portfolio as a whole are called "principal risks" and are summarized in this section. This summary describes the nature of these principal risks and certain related risks, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments made by the Fund may change over time. The SAI includes more information about the Fund and its investments. You should keep in mind that an investment in the Fund is not a bank deposit and therefore is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. By itself, the Fund does not constitute a complete investment program and investment in the Fund should only be considered as part of a diversified portfolio that includes other investments.



     - MARKET RISK -- EQUITY SECURITIES. The Fund is subject to market risk, which is the risk of unfavorable changes in the value of the securities owned by the Fund. General market risks associated with investments in equity securities include the following:


     A principal risk of the Fund is that equity securities in which it invests will decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Equity securities may decline in value for a number of reasons that directly relate to the issuing company, such as management performance, financial leverage, and reduced demand for the issuer's goods or services. They also may decline in value due to factors that affect a particular industry or industries, such as labor shortages, increased production costs, or competitive conditions within an industry. In addition, they may decline in value due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally.


     The Fund invests a substantial portion of its assets in equities and generally does not attempt to time the market. Thus, declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund's investments and periods of poor performance.



     Value Securities Risk. The Fund may purchase equity securities (generally referred to as "value securities") primarily because they are selling at prices below what the Manager believes to be their fundamental value and not necessarily because the issuing companies are expected to experience significant earnings growth. The Fund bears the risk that the companies that issued these securities may not overcome the adverse business developments or other factors causing their securities to be underpriced or that the market may never come to recognize their fundamental value.



     - FOREIGN INVESTMENT RISK. The Fund invests in foreign (non-U.S.) securities and is subject to additional and more varied risks because the value of those securities may change more rapidly and to a greater degree than U.S. securities. The securities markets of many foreign countries are relatively small, involving securities of a limited number of companies in a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Foreign portfolio transactions generally involve higher commission rates, transfer taxes, and custodial costs, and holders of foreign securities may be subject to foreign taxes on dividends and interest payable on those securities. Also, for investments in lesser developed countries, nationalization, expropriation or confiscatory taxation, adverse changes in investment, capital, or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political changes, or diplomatic developments could adversely affect the Fund. In the event of a nationalization, expropriation, or other confiscation, the Fund could lose its entire investment in a foreign security. These risks are particularly pronounced for the Fund because it normally invests a significant portion of its assets in foreign securities.



     In addition, because the Fund typically invests most of its assets in the equity securities of issuers based in countries with "emerging market" economies, it is subject to more foreign investment risk than funds investing primarily in more developed foreign markets. These risks include: high currency exchange rate fluctuations; increased risk of default (including both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the Fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques; the fact that companies in emerging market countries may be newly organized and may be smaller; the difference in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; difficulties in obtaining and/or enforcing legal judgments; and significantly smaller market capitalizations of issuers. These risks are particularly pronounced for the Fund because it typically invests most of its assets in equity securities of emerging market issuers.

     - CURRENCY RISK. Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's investments. Currency risk includes both the risk that currencies in which the Fund's investments are traded and/or in which the Fund receives income or currencies in which the Fund has taken an active investment position will decline in value relative to the U.S. dollar. In the case of hedging positions, currency risk includes the risk that the U.S. dollar will decline in value relative to the foreign currency being hedged. Foreign currency exchange rates may fluctuate significantly for many reasons, including changes in supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks, or supranational agencies such as the International Monetary Fund, and currency controls or other political developments in the U.S. or abroad.



     The Fund may hedge currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the Fund owns, wants to own, or is exposed to through its investments. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the Fund could lose money on its investment and also lose money on the hedge. The Fund also may take active currency positions and hedge the currency exposure of the securities in which it has invested. As a result, its currency exposure may differ significantly from the currency exposure of those securities.



     Because the Fund invests or trades in securities denominated in foreign currencies or related derivative instruments and may have foreign currency holdings, it may be adversely affected by changes in foreign currency exchange rates. Currency risk may be particularly pronounced for the Fund because it may regularly enter into derivative foreign currency transactions and take active long and short currency positions through exchange-traded and OTC foreign currency instruments for investment purposes. Derivative transactions in foreign currencies (such as futures, forwards, options and swaps) may involve leveraging risk in addition to currency risk, as described below under "Leveraging Risk."



     - LIQUIDITY RISK. The Fund is exposed to liquidity risk when limited trading volume, lack of a market maker, or legal restrictions impair the Fund's ability to sell particular securities or close derivative positions at an advantageous price. Derivatives (in particular over-the-counter ("OTC") derivatives), securities of companies with smaller market capitalizations, foreign securities (in particular emerging market securities), and securities with substantial market and/or credit risk tend to have increased exposure to liquidity risk, and are more likely to be fair valued (see "Determination of Net Asset Value"). Liquidity risk also may exist when the Fund has an obligation to purchase particular securities (e.g., as a result of closing a short position). This risk is particularly pronounced for the Fund because it makes investments in emerging market securities that are not widely traded and that may be subject to purchase and sale restrictions and may make investments in securities of companies with smaller market capitalizations that may trade less frequently and in lesser quantities than more widely held securities. See "Smaller Company Risk" below and "Foreign Investment Risk" above for more information on risks associated with securities of companies with smaller market capitalizations and emerging market securities, respectively.



     - SMALLER COMPANY RISK. Market risk and liquidity risk are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets, or financial resources or they may depend on a few key employees. In addition, the securities of companies with smaller market capitalizations are less widely held than the securities of companies with larger market capitalizations. The securities of companies with smaller market capitalizations may trade less frequently and in lesser quantities than more widely held securities, and their value may fluctuate more sharply than those securities. They also may trade in the OTC market or on a regional exchange, or may otherwise have limited liquidity. Investments in less seasoned companies with smaller market capitalizations may present greater opportunities for growth and capital appreciation, but also involve greater risks than customarily are associated with more established companies with larger market capitalizations.



     - FOCUSED INVESTMENT RISK. Geographic diversification can reduce overall risk, and concentration of investments in a limited number of countries or geographic regions can increase overall risk. Therefore, funds whose investments are focused in particular countries or regions should only be considered as part of a diversified portfolio that includes other investments.



     A fund that invests a significant portion of its assets in investments tied economically to a particular geographic region or foreign country has more exposure to regional and country economic risks than a fund making foreign investments throughout the world's economies. The political and economic prospects of one country or group of countries within the same geographic region may impact other countries in that region. In addition, a recession, debt crisis, or decline in currency valuation in one country within the same region can spread to other countries in that region. Furthermore, to the extent a fund invests in the securities of companies located in a particular geographic region or foreign country, it may be particularly vulnerable to events affecting companies located in that region or country because those companies may share common characteristics, are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political, or other developments. This risk is present for the Fund. Accordingly, the Fund should only be considered as part of a diversified portfolio that includes other investments.



     - DERIVATIVES RISK. The Fund may invest in derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices. Derivatives may relate to securities, interest rates, currencies or currency exchange rates, and related indices. The Fund may use derivatives for many purposes, including hedging and as a substitute for direct investment in securities or other assets. The Fund also may use derivatives as a way to adjust efficiently the exposure of the Fund to various securities, markets, and currencies without the Fund's actually having to sell existing investments and make new investments. This may be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of Fund assets and making new investments over time. For a description of the various derivative instruments the Fund may utilize, refer to the SAI.



     The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of derivative instruments exposes the Fund to the risk that the counterparty to an OTC derivatives contact will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty or may obtain the other party's consent to assign the transaction to a third party. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the Fund will succeed in enforcing its contractual rights. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, the Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund when the Fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation. Although the Manager intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. To the extent the Fund contracts with a limited number of counterparties, the Fund's risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.



     Derivatives also are subject to a number of risks described elsewhere in this section, including market risk, liquidity risk, and credit and counterparty risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to hedge or closely track. The use of derivatives also may increase the taxes payable by shareholders.



     Suitable derivative transactions may not be available in all circumstances. In addition, the Manager may determine not to use derivatives to hedge or otherwise reduce risk exposure. There can be no assurance that the Fund's use of derivatives will be effective or will have the desired results.



     - LEVERAGING RISK. The Fund's use of derivatives and the lending of its portfolio securities may cause its portfolio to be leveraged. Leverage increases the Fund's portfolio losses when the value of its investments declines. The Fund's portfolio may be leveraged temporarily if it borrows money to meet redemption requests and/or to settle investment transactions.



     The net long exposure of the Fund (including direct investment in securities and long derivative positions in securities and/or "baskets" or indexes of equity securities (such as swap contracts and futures contracts)) typically will not exceed 100% of the Fund's net assets. However, occasionally a large redemption may result in a temporary net long exposure of over 100% of the Fund's net assets. The Fund may manage some of its derivatives positions by maintaining cash or liquid securities with a value equal to the face value of those positions. The Fund also may manage market exposure by offsetting derivatives positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it were leveraged.



     - CREDIT AND COUNTERPARTY RISK. This is the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund's securities will be unable or unwilling to make settlement payments or otherwise to honor its obligations. The Fund is exposed to this risk to the extent it uses OTC derivatives (such as forward foreign currency contracts and/or swap contracts, as described in "Derivatives Risk" above) or lends its portfolio securities. The Fund is also exposed to this risk to the extent it uses repurchase agreements. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the Fund will succeed in enforcing its contractual rights. Although the Manager intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions.



     - NON-DIVERSIFICATION RISK. Investing in securities of many different issuers can reduce overall risk while investing in securities of a small number of issuers can increase it. The Fund is not a "diversified" investment company within the meaning of the Investment Company Act of 1940 (the "1940 Act"). This means it is allowed to invest in the securities of a relatively small number of issuers and/or foreign currencies. As a result, credit, market, and other risks associated with the Fund's investment strategies or techniques may be more pronounced than if it were "diversified."



     - MARKET DISRUPTION AND GEOPOLITICAL RISK. The Fund is subject to the risk that geopolitical events may disrupt securities markets and adversely affect global economies and markets generally. The war with Iraq and its aftermath have had a substantial effect on economies and securities markets in the U.S. and worldwide, and the nature, scope, and duration of the war and the continuing occupation of Iraq cannot be predicted with any certainty. Terrorism in the U.S. and around the world has had a similar global impact and has increased geopolitical risk. The terrorist attacks of September 11, 2001 closed some U.S. securities markets for a four-day period, and similar future events cannot be ruled out. War, terrorism, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Those events as well as other changes in foreign and domestic economic and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Fund's investments. At such times, the Fund's exposure to a number of other risks described elsewhere in this section, including market risk, liquidity risk, and credit and counterparty risk, can increase.



     The value of the Fund's investments may be adversely affected as a result of acts of terrorism and other changes in foreign and domestic economic and political conditions. In addition, market disruptions might make it difficult for the Fund to achieve its goal of generally staying fully invested in emerging market equities for a period of time. For example, a disruption may cause the Fund's derivative counterparties to discontinue offering derivatives on certain underlying securities, reference rates or indices or to offer such products on a more limited basis.



     - LARGE SHAREHOLDER RISK. To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors or asset allocation funds), the Fund will be subject to the risk that these shareholders will reallocate or rebalance their investments. These transactions will affect the Fund, since it may have to sell portfolio securities in order to satisfy redemption requests or purchase portfolio securities in order to invest cash as a result of such transactions. This risk will be particularly pronounced if one shareholder owns a substantial portion of the Fund. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the Fund's performance to the extent that the Fund may be required to sell investments or invest cash at times when it would not otherwise do so. These transactions could also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and could also increase transaction costs.



     - MANAGEMENT RISK. The Fund is subject to management risk because it relies on the Manager's ability to pursue its investment objective. The Manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no assurance that the Manager will achieve the desired results. The Manager, for example, may fail to use derivatives effectively, choosing to hedge or not to hedge positions when it is least advantageous to do so. The Fund generally does not attempt to time the market and instead generally stays fully invested in emerging market equities. The Fund may buy securities not included in its benchmark, hold securities in very different proportions than its benchmark, and/or engage in other strategies that may cause the Fund's experience to differ from that of its benchmark. In those cases, the Fund's performance will depend on the ability of the Manager to choose securities that perform better than securities that are included in the benchmark and/or to utilize those other strategies in a way that adds value relative to the benchmark.


                             MANAGEMENT OF THE FUND


     GMO, 40 Rowes Wharf, Boston, Massachusetts 02110 provides investment advisory services to the funds of GMO Trust (the "Trust"). GMO is a private company, founded in 1977. As of May 31, 2006, GMO managed on a worldwide basis
more than $     billion for the GMO Funds and institutional investors such as pension plans, endowments, and foundations.


     Subject to the approval of the Trust's Board of Trustees, the Manager establishes and modifies when necessary the investment strategies of the Fund. In addition to its management services to the Fund, the Manager administers the Fund's business affairs.


     Each class of shares of the Fund offered through this Prospectus pays the Manager a shareholder service fee for providing direct client service and reporting, such as performance information reporting, client account information, personal and electronic access to Fund information, access to analysis and explanations of Fund reports, and assistance in maintaining and correcting client-related information.



     For the fiscal year ended February 28, 2006, the Manager received as
compensation for management services rendered in such year      % (after
applicable waivers or reimbursements) of the Fund's average daily net assets.



     A discussion of the basis for the Trustees' approval of the Fund's investment advisory contract is included in the Fund's shareholder report for the period during which the Trustees approved such contract.


     GMO's Emerging Markets Division is responsible for day-to-day management of the Fund. The Division's investment professionals work collaboratively to manage the Fund's portfolio, and no one person is primarily responsible for day-to-day management of the Fund.


     Arjun Divecha is the senior member and director of the Emerging Markets Division. He has been a senior member of the Division since 1993. As director and senior member of the Division, Mr. Divecha allocates responsibility for portions of the Fund's portfolio to members of the Division, oversees the implementation of trades, reviews the overall composition of the portfolio, including compliance with its stated investment objective and strategies, and monitors cash.

     Mr. Divecha has been responsible for overseeing the portfolio management of GMO's emerging markets equity portfolios since 1993. Prior to 2001, Mr. Divecha provided these services through Dancing Elephant, Ltd., which had been engaged by GMO to provide consulting services to GMO with respect to those portfolios.


     The SAI contains other information about how GMO determines the compensation of Mr. Divecha, other accounts he manages, and his ownership of the Fund.

CUSTODIAN AND FUND ACCOUNTING AGENT


     Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, serves as the Fund's custodian and accounting agent.


TRANSFER AGENT

     Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116, serves as the Fund's transfer agent.

EXPENSE REIMBURSEMENT


     As more fully described in the Fund's "Fees and expenses" table, the Manager has contractually agreed to reimburse the Fund for a portion of its expenses through at least June 30, 2007. The following expenses are specifically excluded from the Manager's reimbursement obligation: Shareholder Service Fees, expenses indirectly incurred by investment in other Funds of the Trust, fees and expenses of the independent trustees of the Trust, fees and expenses for legal services not procured or provided by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer (excluding any employee benefits), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and other unusual expenses (including taxes), securities lending fees and expenses, interest expense, transfer taxes, and custodial fees.


                        DETERMINATION OF NET ASSET VALUE


     The net asset value or "NAV" of each class of shares of the Fund is determined as of the close of regular trading on the New York Stock Exchange ("NYSE"), generally 4:00 p.m. Eastern time. The Fund's NAV per share for a class of shares is determined by dividing the total value of the Fund's portfolio investments and other assets, less any liabilities, allocated to that share class by the total number of Fund shares outstanding for that class. The Fund will not determine its NAV on any day when the NYSE is closed for business. The Fund also may not determine its NAV on days during which no share is tendered for redemption and no order to purchase or sell a share is received by the Fund.



     The value of the Fund's investments is generally determined as follows:



Exchange-listed securities


     - Last sale price or

     - Official closing price or

     - Most recent bid price (if no reported sale or official closing price) or

     - Broker bid (if the private market is more relevant in determining market value than the exchange), based on where the securities are principally traded and their intended disposition

     (Also, see discussion in "Fair Value Pricing" below regarding foreign equity securities.)

Unlisted securities (if market quotations are readily available)

     - Most recent quoted bid price

Certain debt obligations (if less than sixty days remain until maturity)

     - Amortized cost (unless circumstances dictate otherwise; for example, if the issuer's creditworthiness has become impaired)

All other fixed income securities and options on those securities (except for options written by the Fund) (includes bonds, loans, structured notes)

     - Closing bid supplied by a primary pricing source chosen by the Manager

Options written by the Fund

     - Most recent ask price

"Fair Value" Pricing

     For all other assets and securities, including derivatives, and in cases where market prices are not readily available or circumstances render an existing methodology or procedure unreliable, the Fund's investments will be valued at "fair value," as determined in good faith by the Trustees or pursuant to procedures approved by the Trustees.

     With respect to the Fund's use of "fair value" pricing, you should note the following:


        - In certain cases, a significant percentage of the Fund's assets may be "fair valued." The value of assets that are "fair valued" is determined by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Some of the factors that may be considered in determining "fair value" are the value of other financial instruments traded on other markets, trading volumes, changes in interest rates, observations from financial institutions, significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time that the Fund's net asset value is calculated, and other news events. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the subjective and variable nature of fair value pricing, the value determined for a particular security may be materially different than the value realized upon its sale.



        - Many foreign equity securities markets and exchanges close prior to the close of the NYSE, and, therefore, the closing prices for foreign securities in those markets or on those exchanges do not reflect events that occur after they close but before the close of the NYSE. As a result, the Trust has adopted fair value pricing procedures that, among other things, generally require that the Fund's foreign equity securities be valued using fair value prices based on modeling tools by third-party vendors to the extent that those fair value prices are available.



     The value of foreign securities quoted in foreign currencies are translated into U.S. dollars at current exchange rates or at such other rates as the Trustees or persons acting at their direction may determine in computing net asset value.


     The Manager evaluates primary pricing sources on an ongoing basis, and may change any pricing source at any time. However, the Manager does not normally evaluate the prices supplied by the pricing sources on a day-to-day basis. The Manager is kept informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and may in its discretion override a price supplied by a source (by taking a price supplied from another) when the Manager believes that the price supplied is not reliable. Some securities may be valued on the basis of a price provided by a principal market maker. Prices provided by principal market makers may vary from the value that would be realized if the securities were sold. In addition, because the Fund may hold portfolio securities listed on foreign exchanges that trade on days on which the NYSE is closed, the net asset value of the Fund's shares may change significantly on days when you cannot redeem your shares.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

     The Fund has established a policy with respect to disclosure of its portfolio holdings. A description is provided in the Statement of Additional Information. Information regarding the Fund's portfolio holdings as of each month's end is made available to shareholders of the Trust, qualified potential shareholders as determined by GMO ("potential shareholders"), and their consultants or agents through a secured link on GMO's website approximately five days after month end.


     To access this information on GMO's website
(http://www.gmo.com/america/strategies), shareholders, potential shareholders, and their consultants and agents must contact GMO to obtain a password and user name (to the extent they do not already have them) and enter into a confidentiality agreement with GMO and the Trust that permits the information to be used only for purposes determined by senior management of GMO to be in the best interest of Fund shareholders. Beneficial owners of shares of the Fund who have invested in the Fund through a broker or agent should contact that broker or agent for information on how to obtain access to information on the website regarding the Fund's portfolio holdings.



     The Fund or GMO may suspend the posting of portfolio holdings, or the Fund may modify the disclosure policy, without notice to shareholders. Once posted, the Fund's portfolio holdings will remain available on the website at least until the Fund files a Form N-CSR (annual/semi-annual report) or Form N-Q (quarterly schedule of portfolio holdings) for the period that includes the date of those holdings.


                             HOW TO PURCHASE SHARES


     You may purchase the Fund's shares directly from the Trust on any day when the NYSE is open for business. In addition, certain brokers and agents may be authorized to accept purchase and redemption orders on the Fund's behalf. These brokers and agents may impose transaction fees and/or other restrictions (in addition to those described in this Prospectus) for purchasing Fund shares through them. For instructions on purchasing shares, call the Trust at (617) 346-7646, send an e-mail to SHS@GMO.com, or contact your broker or agent. The Trust will not accept a purchase request unless a completed GMO Trust Application is on file with GMO.

     PURCHASE POLICIES. You must submit a purchase request in good order to avoid having it rejected by the Trust or its agent. A purchase request is in good order if it includes:

     - The name of the Fund being purchased;

     - The dollar amount of the shares to be purchased;

     - The date on which the purchase is to be made (subject to receipt prior to the close of regular trading on that date);

     - Your name and/or the account number (if any) set forth with sufficient clarity to avoid ambiguity;

     - The signature of an authorized signatory as identified in the GMO Trust Application; and

     - Payment in full (by check, wire, or securities).

        - If payment is not received prior to the close of regular trading on the intended purchase date, the request may be rejected unless prior arrangements have been approved for later payment.

     If the purchase request is received by the Trust or its agent prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time), the purchase price is the net asset value per share determined on that day (plus any applicable purchase premium) for the Fund shares to be purchased. If the purchase request is received after the close of regular trading on the NYSE, the purchase price is the net asset value per share determined on the next business day (plus any applicable purchase premium) for the Fund shares to be purchased. See "Purchase Premiums and Redemption Fees" for a discussion of the purchase premium charged by the Fund, including circumstances under which the purchase premium may be waived.


     To help the government fight the funding of terrorism and money laundering activities, federal law requires the Trust to verify identifying information provided by you in your GMO Trust Application. Additional identifying documentation also may be required. If the Trust is unable to verify the information shortly after your account is opened, the account may be closed and your shares redeemed at their net asset value at the time of the redemption.



     The Trust and its agent reserve the right to reject any order. In addition, without notice, the Fund may temporarily or permanently suspend sales of its shares to new investors and, in some circumstances, existing shareholders.



     Minimum investment amounts (by class) are set forth in the table on page 14 of this Prospectus. No minimum additional investment is required to purchase additional shares of a class of the Fund. The Trust may waive initial minimums for some investors.


     Funds advised or sub-advised by GMO ("Top Funds") may purchase shares of the Fund after the close of regular trading on the NYSE (the "Cut-off Time") and receive the current day's price if the following conditions are met: (i) the Top Fund received a purchase request prior to the Cut-off Time on that day; and (ii) the purchases by the Top Funds of shares of the Fund are executed pursuant to an allocation predetermined by GMO prior to that day's Cut-off Time.

     SUBMITTING YOUR PURCHASE ORDER FORM. Completed purchase order forms can be submitted by MAIL or by FACSIMILE to the Trust at:

                                   GMO Trust
                   c/o Grantham, Mayo, Van Otterloo & Co. LLC
                                 40 Rowes Wharf
                          Boston, Massachusetts 02110
                           Facsimile: (617) 439-4192
                        Attention: Shareholder Services

     Call the Trust at (617) 346-7646 or send an e-mail to SHS@GMO.com to CONFIRM RECEIPT of your purchase order form. Do not send cash, checks or securities directly to the Trust. Purchase requests submitted by mail are "received" by the Trust when actually delivered to the Trust or its agent.

     FUNDING YOUR INVESTMENT.  You may purchase shares:

     - with cash (via wire transfer or check)

        - BY WIRE.  Instruct your bank to wire the amount of your investment to:

             Investors Bank & Trust Company, Boston, Massachusetts
                               ABA#: 011-001-438
                              Attn: Transfer Agent
                     Credit: GMO Deposit Account 55555-4444
                Further credit: GMO Fund/Account name and number

        - BY CHECK. All checks must be made payable to the Fund or to GMO Trust. The Trust will not accept checks payable to a third party that have been endorsed by the payee to the Trust. Mail checks to:

                       By U.S. Postal Service:                                    By Overnight Courier:
                    Investors Bank & Trust Company                            Investors Bank & Trust Company
                      GMO Transfer Agent MFD 23                                 GMO Transfer Agent MFD 23
                             P.O. Box 642                                    200 Clarendon Street, 16th Floor
                        Boston, MA 02117-0642                                        Boston, MA 02116

     - by exchange (from another Fund)

        - written instruction should be sent to GMO Shareholder Services at
          (617) 439-4192 (facsimile)

     - in exchange for securities acceptable to the Manager

        - securities must be approved by the Manager prior to transfer to the Fund

        - securities will be valued as set forth under "Determination of Net Asset Value"

     - by a combination of cash and securities


     FREQUENT TRADING ACTIVITY. The Fund will not honor requests for purchases or exchanges by shareholders who it identifies as engaging in frequent trading strategies, including market timing. Frequent trading strategies are generally strategies that involve repeated exchanges and/or purchases and redemptions (or redemptions and purchases) within a short period of time. Frequent trading strategies may be disruptive to the efficient management of the Fund, materially increase portfolio transaction costs and taxes, dilute the value of shares held by long-term investors, or otherwise be harmful to the Fund and its shareholders.


     The Trustees have approved policies and procedures designed to detect and prevent frequent trading activity that is harmful to the Fund and its shareholders. There is no assurance that these policies and procedures will be effective in all instances. The Fund does not automatically redeem shares that are the subject of a rejected exchange request.


     In addition to policies and procedures with respect to frequent trading, the Trustees have adopted pricing policies that generally provide for the fair valuation of foreign equity securities on a daily basis, as described in "Determination of Net Asset Value" on page 9. The fair value pricing of foreign equity securities reduces the profit potential of frequent trading strategies.



     The Fund may be distributed through financial intermediaries that submit net purchase and redemption orders through omnibus accounts. These omnibus accounts engage in frequent transactions due to the daily trading activity of underlying shareholders. Because transactions by omnibus accounts represent net transactions, the Fund's ability to detect and prevent frequent trading strategies is limited and dependent upon the cooperation of the intermediary in enforcing the Fund's policies. The Fund reserves the right to reject any order or terminate the sale of Fund shares through a particular intermediary at any time.


                              HOW TO REDEEM SHARES


     You may redeem the Fund's shares on any day when the NYSE is open for business. Redemption requests should be submitted directly to the Trust unless the Fund shares to be redeemed were purchased through a broker or agent, in which case the redemption request should be processed through that broker or agent. The broker or agent may impose transaction fees and/or other restrictions (in addition to those described in this Prospectus) for redeeming Fund shares through it. For instructions on redeeming shares, call the Trust at (617) 346-7646, send an e-mail to SHS@GMO.com, or contact your broker or agent.


     REDEMPTION POLICIES. You must submit a redemption request in good order to avoid having it rejected by the Trust or its agent. A redemption request is in good order if it includes:

     - The name of the Fund being redeemed;

     - The number of shares or the dollar amount of the shares to be redeemed;

     - The date on which the redemption is to be made (subject to receipt prior to the close of regular trading on that date);

     - Your name and/or the account number set forth with sufficient clarity to avoid ambiguity;

     - The signature of an authorized signatory as identified in the GMO Trust Application; and

     - Wire instructions or registration address that match the wire instructions or registration address on file at GMO.

     If the redemption request is received by the Trust or its agent prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time), the redemption price for the Fund shares to be redeemed is the net asset value per share determined on that day (less any applicable redemption fee). If the redemption request is received after the close of regular trading on the NYSE, the redemption price for the Fund shares to be redeemed is the net asset value per share determined on the next business day (less any applicable redemption fee) unless you have instructed GMO Shareholder Services in writing to defer the redemption to another day. If you have instructed GMO Shareholder Services to defer the redemption to another day you may revoke your redemption request at any time prior to 4:00 p.m. Eastern time on the redemption date. The Fund's redemption fee applies to all shares of the Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions). See "Purchase Premiums and Redemption Fees" for a discussion of the redemption fee, including circumstances under which the fee may be waived.

     The Trust may take up to seven days to remit proceeds. Failure to provide the Trust with a properly authorized redemption request or otherwise satisfy the Trust as to the validity of any change to the wire instructions or registration address will result in a delay in processing a redemption request or a rejection of the redemption request.

     If the Manager determines, in its sole discretion, that a redemption payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders, the Fund may pay the redemption price in whole or in part with securities held by the Fund instead of cash.

     If a redemption is paid in cash:

     - payment will be made in federal funds transferred to the bank account designated in writing by an authorized signatory in the GMO Trust Application to purchase the Fund shares being redeemed

        - designation of one or more additional bank accounts or any change in the bank accounts originally designated in the GMO Trust Application must be made in writing by an authorized signatory according to the procedures in the GMO Trust Redemption Order Form

     - upon request, payment will be made by check mailed to the registration address (unless another address is specified according to the procedures in the GMO Trust Redemption Order Form).

     If a redemption is paid with securities, it is important for you to note:

     - securities used to redeem Fund shares will be valued as set forth under "Determination of Net Asset Value"

     - securities distributed by the Fund will be selected by the Manager in light of the Fund's objective and may not represent a pro rata distribution of each security held in the Fund's portfolio

     - you may incur brokerage charges on the sale of any securities received as a result of an in-kind redemption

     - in-kind redemptions will be transferred and delivered by the Trust as directed in writing by an authorized person.

     The Fund may suspend the right of redemption and may postpone payment for more than seven days:

     - if the NYSE is closed on days other than weekends or holidays

     - during periods when trading on the NYSE is restricted

     - during an emergency which makes it impracticable for the Fund to dispose of its securities or to fairly determine the net asset value of the Fund


     - during any other period permitted by the SEC for your protection.



     Pursuant to the Trust's Amended and Restated Agreement and Declaration of Trust, the Trust has the right to redeem Fund shares held by a shareholder unilaterally at any time if at that time: (i) the shares of the Fund or a class held by the shareholder have an aggregate net asset value of less than an amount determined from time to time by the Trustees; or (ii) the shares of the Fund or a class held by the shareholder exceed a percentage of the outstanding shares of the Fund or a class determined from time to time by the Trustees. The Trustees currently have not determined a minimum amount or a maximum percentage for the Fund or any of its classes.


     Top Funds may redeem shares of the Fund after the Cut-off Time and receive the current day's price if the following conditions are met: (i) the Top Fund received a redemption request prior to the Cut-off Time on that day; and (ii) the redemption of the shares of the Fund is executed pursuant to an allocation predetermined by GMO prior to that day's Cut-off Time.

     SUBMITTING YOUR REDEMPTION REQUEST. Redemption requests can be submitted by MAIL or by FACSIMILE to the Trust at the address/facsimile number set forth under "How to Purchase Shares -- Submitting Your Purchase Order Form." Redemption requests submitted by mail are "received" by the Trust when actually delivered to the Trust or its agent. Call the Trust at (617)346-7646 or send an e-mail to SHS@GMO.com to CONFIRM RECEIPT of redemption requests.

                     PURCHASE PREMIUMS AND REDEMPTION FEES

     The Fund charges a purchase premium and redemption fee to shareholders purchasing or redeeming shares. Please refer to the "Fees and expenses" table for details regarding the purchase premium and redemption fee charged by the Fund.


     Purchase premiums and redemption fees are paid to and retained by the Fund to help offset portfolio transaction costs and other related costs (e.g., stamp duties and transfer fees) caused by shareholder activity by allocating those costs (or, in the case of cash transactions, an estimate of those costs) to the shareholder generating the activity. In-kind redemption transactions are not subject to redemption fees except to the extent those transactions include a cash component. Redemption fees apply to all shares of the Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions).


WAIVER OF PURCHASE PREMIUMS/REDEMPTION FEES


     If the Manager determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, it will waive the purchase premium or redemption fee with respect to that portion. The Manager may consider known cash flows out of or into the Fund when placing orders for the cash purchase or redemption of Fund shares by asset allocation fund shareholders ("Asset Allocation Funds") or other prospective or existing shareholders in the Fund for whom GMO provides asset allocation advice. Consequently, the Asset Allocation Funds and these other shareholders for whom GMO provides asset allocation advice may benefit from waivers of the Fund's purchase premium and redemption fee to a greater extent than other prospective and existing shareholders of the Fund. The Manager also may waive the purchase premium or redemption fee relating to a cash purchase or redemption transaction, as applicable, in extraordinary circumstances if the Fund will not incur transaction costs. The Manager will waive the purchase premium relating to the in-kind portion of a purchase transaction except to the extent of any costs (e.g., stamp duties or transfer fees) incurred by the Fund in connection with the transfer of the purchasing shareholder's securities to the Fund. Waivers are not available for purchases and redemptions of Fund shares executed through brokers or agents, including, without limitation, intermediary platforms.


                                MULTIPLE CLASSES


     The Fund offers multiple classes of shares. The sole economic difference between the Class III and Class VI shares of the Fund is the level of shareholder service fee that these classes bear for client and shareholder service, reporting and other support, reflecting the fact that, as the size of a client relationship increases, the cost to service that client decreases as a percentage of the assets in that account. Thus, the shareholder service fee generally is lower for classes that require greater total assets under GMO's management.


MINIMUM INVESTMENT CRITERIA FOR CLASS III ELIGIBILITY

----------------------------------------------------------------------------------------------------

                                       MINIMUM TOTAL                       MINIMUM TOTAL
                                      FUND INVESTMENT                      INVESTMENT(1)
----------------------------------------------------------------------------------------------------
      CLASS III SHARES                      N/A                             $5 million
----------------------------------------------------------------------------------------------------

----------------------------  -------------------------------
                                        SHAREHOLDER
                                        SERVICE FEE
                                    (AS A % OF AVERAGE
                                     DAILY NET ASSETS)
----------------------------  -------------------------------
      CLASS III SHARES                     0.15%
---------------------------------------------------------------------------------------------


(1) The eligibility requirements in the table above are subject to certain exceptions and special rules for certain plan investors investing through financial intermediaries and for certain clients with continuous client relationships with GMO since May 31, 1996. See discussion immediately following these tables for more information about these exceptions and special rules.


MINIMUM INVESTMENT CRITERIA FOR CLASS VI ELIGIBILITY

----------------------------------------------------------------------------------------------------
                                                                           MINIMUM TOTAL
                                                                          INVESTMENT PLUS
                                       MINIMUM TOTAL                       MINIMUM FUND
                                      FUND INVESTMENT                       INVESTMENT
----------------------------------------------------------------------------------------------------
                                                                         $750 million plus
      CLASS VI SHARES                  $300 million                     $35 million in Fund
----------------------------------------------------------------------------------------------------

----------------------------  -------------------------------
                                        SHAREHOLDER
                                        SERVICE FEE
                                    (AS A % OF AVERAGE
                                     DAILY NET ASSETS)
----------------------------  -------------------------------
      CLASS VI SHARES                      0.055%
----------------------------------------------------------------------------------------------------


     Eligibility to purchase different classes of the Fund's shares depends on the client's meeting either (i) the minimum "Total Fund Investment" set forth in the above table, which includes only a client's total investment in the Fund, or
(ii) the minimum "Total Investment" set forth in the above table, calculated as described below; provided that clients who qualify for Class VI Shares of the Fund as a result of satisfying the minimum Total Investment requirements for the class must also make a minimum investment in the Fund, as set forth in the above table.



     A client's Total Investment equals the market value of all the client's assets managed by GMO and its affiliates (1) at the time of initial investment,
(2) at close of business on the last business day of each calendar quarter, or
(3) at other times as determined by the Manager (each, a "Determination Date").


     For clients with GMO accounts as of May 31, 1996: Any client whose Total Investment as of May 31, 1996 (prior to the issuance of multiple classes of shares) was equal to or greater than $7 million will remain eligible for Class III Shares indefinitely, provided that the client does not make a withdrawal or redemption that causes the client's Total Investment to fall below $7 million.


     GMO may permit a client to undertake in writing to meet the applicable Total Fund Investment or Total Investment over a specified period. If the client's goal is not met by the time specified in the letter (the "Commitment Date"), the client will be converted on the next Determination Date to the class of shares for which the client satisfied all minimum investment requirements as of the Commitment Date.

You should note:

     - No minimum additional investment is required to purchase additional shares of the Fund for any class of shares.

     - The Manager will make all determinations as to the aggregation of client accounts for purposes of determining eligibility. See the SAI for a discussion of factors the Manager considers relevant when making aggregation determinations.

     - Eligibility requirements for each class of shares are subject to change upon notice to shareholders.


     - The Trust may waive eligibility requirements for certain accounts or special situations (e.g., funds that invest in GMO funds may invest in the least expensive class of those GMO Funds in operation at the time of investment).


     - All investments by defined contribution plans through an intermediary are invested in Class III Shares.

CONVERSIONS BETWEEN CLASSES

     Each client's Total Fund Investment and Total Investment are determined by GMO on each Determination Date. Based on this determination, and subject to the following, each client's shares of the Fund identified for conversion will be converted to the class of shares of the Fund with the lowest Shareholder Service Fee for which the client satisfies all minimum investment requirements (or, to the extent the client already holds shares of that class, the client will remain in that class). With respect to the Fund:

     - To the extent a client satisfies all minimum investment requirements for a class of shares then being offered that bears a lower Shareholder Service Fee than the class held by the client on the Determination Date, the client's shares identified for conversion will be automatically converted to that class within 45 calendar days following the Determination Date on a date selected by the Manager.

     - To the extent a client no longer satisfies all minimum investment requirements for the class of shares held by the client on the last Determination Date of a calendar year, the Trust will convert the client's shares to the class that is then being offered bearing the lowest Shareholder Service Fee for which the client satisfies all minimum investment requirements (and which class will typically bear a higher Shareholder Service Fee than the class held by the client). To the extent the client no longer satisfies all minimum investment requirements for any class of the Fund as of the last Determination Date of a calendar year, the Trust will convert the client's shares to the class of the Fund then being offered bearing the highest Shareholder Service Fee. Notwithstanding the foregoing, a client's shares will not be converted to a class of shares bearing a higher Shareholder Service Fee without at least 15 calendar days' prior notice by the Trust so that the client has a reasonable opportunity, by making an additional investment, to remain eligible for the client's current class of shares. If the client is not able to make an additional investment in the Fund solely because the Fund is closed to new investments or is capacity constrained, the client will remain in the class of shares then held by the client. Any conversion of a client's shares to a class of shares bearing a higher Shareholder Service Fee will occur within 60 calendar days following the last Determination Date of a calendar year.

     The Trust has been advised by counsel that, for tax purposes, the conversion of a client's investment from one class of shares of the Fund to another class of shares of the Fund should not result in the recognition of gain or loss in the shares that are converted. The client's tax basis in the new class of shares immediately after the conversion should equal the client's basis in the converted shares immediately before conversion, and the holding period of the new class of shares should include the holding period of the converted shares.

                            DISTRIBUTIONS AND TAXES

     The policy of the Fund is to declare and pay distributions of its net income, if any, semi-annually. The Fund also intends to distribute net gains, whether from the sale of securities held by the Fund for not more than one year (i.e., net short-term capital gains) or from the sale of securities held by the Fund for more than one year (i.e., net long-term capital gains), if any, at least annually. The Fund is treated as a separate taxable entity for federal income tax purposes and intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. Distributions of net income may include (without limitation) income from securities, certain derivatives and other investments, regular dividends from other regulated investment companies and income allocations from partnerships, and net gains from foreign currency transactions. Short-term capital gain and long-term capital gain distributions may include (without limitation) amounts from the sale of securities and other investments, closing or offsetting of certain derivatives, and capital gains from investment companies and partnerships. Notwithstanding the foregoing, shareholders should see the description below for information regarding the tax character of distributions from the Fund to shareholders.


     All dividends and/or distributions are reinvested in additional shares of the Fund, at net asset value, unless a shareholder elects to receive cash. Shareholders may elect to receive cash by marking the appropriate boxes on the GMO Trust Application, by writing to the Trust, or by notifying their broker or agent. No purchase premium is charged on reinvested dividends or distributions.

It is important for you to note:

     - For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than by how long a shareholder has owned shares in the Fund. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends are taxable to shareholders as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less are taxable to shareholders as ordinary income.

     - If the Fund has capital losses in excess of capital gains for any taxable year, these excess losses will carry over and offset capital gains in succeeding taxable years until either (a) the end of the eighth succeeding taxable year or (b) until such losses have been fully utilized to offset Fund capital gains, whichever comes first. The Fund's ability to utilize these losses in succeeding taxable years may be limited by reason of direct or indirect changes in the actual or constructive ownership of the Fund.


     - For taxable years beginning before January 1, 2009, distributions of investment income properly designated by the Fund as derived from "qualified dividend income" will be taxable to shareholders taxed as individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. Long-term capital gain rates applicable to most individuals have been temporarily reduced to 15% (with lower rates applying to taxpayers in the 10% and 15% rate brackets) for taxable years beginning before January 1, 2009.


     - Distributions by the Fund to retirement plans that qualify for tax-exempt treatment under the federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax adviser to determine the suitability of the Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the Fund) from such a plan.

     - Distributions by the Fund are taxable to a shareholder even if they are paid from income or gains earned by the Fund before that shareholder invested in the Fund (and accordingly the income or gains were included in the price the shareholder paid for the Fund's shares). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares. Any gain resulting from a shareholder's sale, exchange, or redemption of Fund shares generally will be taxable to the shareholder as capital gain.

     - The Fund's investments in foreign securities may be subject to foreign withholding taxes on dividends, interest or capital gains. Those taxes will reduce the Fund's yield. The foreign withholding tax rates applicable to a Fund's investments in certain foreign jurisdictions may be higher if the Fund has a significant number of non-U.S. shareholders than if it has fewer non-U.S. shareholders. In certain instances, shareholders may be entitled to claim a credit or deduction for foreign taxes. See the SAI for more information regarding foreign withholding taxes.


     - The Fund's investments in foreign securities, foreign currencies, assets "marked to the market" for federal income tax purposes, and, potentially, so-called "indexed securities" may increase or accelerate the Fund's recognition of income, including the recognition of taxable income in excess of the cash generated by those investments. These investments, therefore, may affect the timing or amount of the Fund's distributions and may cause the Fund to liquidate other investments at a time when it is not advantageous to do so to satisfy the distribution requirements that apply to entities taxed as regulated investment companies.


     - The Fund's use of derivatives and securities lending may increase the amount of taxes payable by its shareholders.


     - Any investment by the Fund in other series of the Trust or other investment companies taxed as partnerships or regulated investment companies could affect the amount, timing and character of distributions. See "Taxes" in the SAI for more information.


     The above is a general summary of the principal federal income tax consequences of investing in the Fund for shareholders who are U.S. citizens, residents, or domestic corporations. You should consult your own tax advisers about the precise tax consequences of an investment in the Fund in light of your particular tax situation, including possible foreign, state, local, or other applicable taxes (including the federal alternative minimum tax).

     For information on how you may be affected by the American Jobs Creation Act of 2004, including new rules for Fund distributions of gain attributable to "U.S. real property interests," see the SAI.

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)


     The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The financial performance information in the table for periods prior to September 23, 2004 was achieved before material changes were made to the Fund's principal investment strategies on September 23, 2004. Except as otherwise noted, this information has been audited by
[                               ], an independent registered public accounting
firm, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is incorporated by reference in the SAI and available upon request. Information is presented for the Fund and each class of shares of the Fund that had investment operations during the reporting periods and is currently being offered through this Prospectus.


EMERGING MARKETS QUALITY FUND(*)

                                                                                                               CLASS VI SHARES
                                                                                                               ---------------

                                                                     CLASS III SHARES
                                                                YEAR ENDED FEBRUARY 28/29,                       YEAR ENDED
                                                ----------------------------------------------------------     FEBRUARY 28/29,
                                                 2006        2005         2004         2003         2002            2006
                                                -------     -------     --------     --------     --------     ---------------
Net asset value, beginning of period.......     $           $ 13.77     $   7.25     $   8.09     $   7.87        $
                                                -------     -------     --------     --------     --------        --------
Income (loss) from investment operations:
  Net investment income....................                    0.17(+)      0.23         0.06         0.07
                                                -------     -------     --------     --------     --------        --------
  Net realized and unrealized gain
    (loss).................................                    0.19         6.35        (0.85)        0.26
                                                -------     -------     --------     --------     --------        --------
    Total from investment operations.......                    0.36         6.58        (0.79)        0.33
                                                -------     -------     --------     --------     --------        --------
Less distributions to shareholders from:
  Net investment income....................                   (0.52)       (0.06)       (0.05)       (0.11)
                                                -------     -------     --------     --------     --------        --------
  Net realized gains.......................                      --           --           --           --
                                                -------     -------     --------     --------     --------        --------
    Total Distributions....................                   (6.42)       (0.06)       (0.05)       (0.11)
                                                -------     -------     --------     --------     --------        --------
Net asset value, end of period.............     $           $  7.71     $  13.77     $   7.25     $   8.09        $
                                                -------     -------     --------     --------     --------        --------
Total Return(a)............................            %      16.19%       91.04%(b)   (9.82)%(b)     4.41%(b)            %
                                                -------     -------     --------     --------     --------        --------
Ratios/Supplemental Data:
  Net assets, end of period (000's)........     $           $82,153     $141,614     $105,354     $117,878        $
                                                -------     -------     --------     --------     --------        --------
  Net expenses to average daily net
    assets.................................            %       1.22%        1.25%        1.35%        1.28%               %
                                                -------     -------     --------     --------     --------        --------
  Net investment income to average daily
    net assets.............................            %       1.84%        1.76%        0.80%        1.01%               %
                                                -------     -------     --------     --------     --------        --------
  Portfolio turnover rate..................            %        141%          39%          72%          68%               %
                                                -------     -------     --------     --------     --------        --------
  Fees and expenses reimbursed by the
    Manager to average daily net assets....            %       0.11%        0.07%        0.06%        0.09%               %
                                                -------     -------     --------     --------     --------        --------
  Purchase premiums and redemption fees
    consist of the following per share
    amounts(+).............................     $           $  0.06     $   0.02     $   0.00(b)  $   0.00(b)     $
                                                -------     -------     --------     --------     --------        --------

                                            CLASS VI SHARES
                                             ------------------
                                                PERIOD FROM
                                             SEPTEMBER 23, 2004
                                               (COMMENCEMENT
                                               OF OPERATIONS)
                                                  THROUGH
                                             FEBRUARY 28, 2005
                                             ------------------
Net asset value, beginning of period.......       $   6.52
                                                  --------
Income (loss) from investment operations:
  Net investment income....................           0.03
                                                  --------
  Net realized and unrealized gain
    (loss).................................           1.44
                                                  --------
    Total from investment operations.......           1.47
                                                  --------
Less distributions to shareholders from:
  Net investment income....................          (0.01)
                                                  --------
  Net realized gains.......................          (0.26)
                                                  --------
    Total Distributions....................          (0.27)
                                                  --------
Net asset value, end of period.............       $   7.72
                                                  --------
Total Return(a)............................          23.05%(***)
                                                  --------
Ratios/Supplemental Data:
  Net assets, end of period (000's)........       $103,152
                                                  --------
  Net expenses to average daily net
    assets.................................           0.71%(**)
                                                  --------
  Net investment income to average daily
    net assets.............................           0.99%(**)
                                                  --------
  Portfolio turnover rate..................            141%
                                                  --------
  Fees and expenses reimbursed by the
    Manager to average daily net assets....           0.16%(**)
                                                  --------
  Purchase premiums and redemption fees
    consist of the following per share
    amounts(+).............................       $   0.04
                                                  --------


(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown. Calculation excludes subscription and redemption fees.
(b)  Purchase premiums and redemption fees were less than $0.01 per share.
(+)  Computed using average shares outstanding throughout the period.
(*) Effective September 23, 2004 the "GMO Asia Fund" was renamed the "GMO Emerging Markets Quality Fund," and material changes were made to the Fund's principal investment strategies.
(**) Annualized.
(***)Not Annualized.

                                   GMO TRUST

                             ADDITIONAL INFORMATION


     The Fund's annual and semi-annual reports to shareholders contain additional information about the Fund's investments. The Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's annual and semi-annual reports and the Fund's SAI are available free of charge at http://www.gmo.com or by writing to Shareholder Services at GMO, 40 Rowes Wharf, Boston, Massachusetts 02110 or by calling collect (617) 346-7646. The SAI contains more detailed information about the Fund and is incorporated by reference into this Prospectus, which means that it is legally considered to be part of this Prospectus.



     You can review and copy the Prospectus, SAI, and reports at the SEC's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.


     Shareholders who wish to communicate with the Trustees must do so by mailing a written communication, addressed as follows: To the Attention of the Board of Trustees, c/o GMO Trust Chief Compliance Officer, 40 Rowes Wharf, Boston, MA 02110.

                             SHAREHOLDER INQUIRIES

                      Shareholders may request additional
                   information from and direct inquiries to:
                            Shareholder Services at
                     Grantham, Mayo, Van Otterloo & Co. LLC
                                 40 Rowes Wharf
                                Boston, MA 02110
                         1-617-346-7646 (call collect)
                              1-617-439-4192 (fax)
                                  SHS@GMO.com
                          website: http://www.gmo.com

                                  DISTRIBUTOR

                            Funds Distributor, Inc.
                         100 Summer Street, 15th Floor
                          Boston, Massachusetts 02110


                   INVESTMENT COMPANY ACT FILE NO. 811-04347

                                    GMO TRUST

                        GMO EMERGING MARKETS QUALITY FUND

                       STATEMENT OF ADDITIONAL INFORMATION


                                  June 30, 2006



This Statement of Additional Information is not a prospectus. It relates to the Prospectus of the GMO Emerging Markets Quality Fund (the "Fund") dated June 30, 2006, as amended from time to time thereafter (the "Prospectus"), and should be read in conjunction therewith. Information from the Prospectus and the annual report to shareholders of the Fund offered through the Prospectus is incorporated by reference into this Statement of Additional Information. The Prospectus may be obtained free of charge from GMO Trust, 40 Rowes Wharf, Boston, Massachusetts 02110, or by calling GMO Trust (the "Trust") collect at
(617) 346-7646.

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----
INVESTMENT OBJECTIVE AND POLICIES........................................     2
FUND INVESTMENTS.........................................................     2
DESCRIPTIONS AND RISKS OF FUND INVESTMENTS...............................     3
USES OF DERIVATIVES......................................................    23
TRACKING ERROR...........................................................    27
INVESTMENT RESTRICTIONS..................................................    27
DETERMINATION OF NET ASSET VALUE.........................................    30
DISTRIBUTIONS............................................................    30
TAXES....................................................................    30
MANAGEMENT OF THE TRUST..................................................    40
INVESTMENT ADVISORY AND OTHER SERVICES...................................    47
PORTFOLIO TRANSACTIONS...................................................    51
PROXY VOTING POLICIES AND PROCEDURES.....................................    53
DISCLOSURE OF PORTFOLIO HOLDINGS.........................................    54
DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES.........................    56
MULTIPLE CLASSES.........................................................    57
VOTING RIGHTS............................................................    58
SHAREHOLDER AND TRUSTEE LIABILITY........................................    59
BENEFICIAL OWNERS OF 5% OR MORE OF THE FUND'S SHARES.....................    59
FINANCIAL STATEMENTS.....................................................    59
APPENDIX A -- SPECIMEN PRICE-MAKE-UP SHEETS
APPENDIX B -- COMMERCIAL PAPER AND CORPORATE DEBT RATINGS
APPENDIX C -- PROXY VOTING POLICIES AND PROCEDURES

The GMO Emerging Markets Quality Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Trust is a "series investment company" that consists of separate series of investment portfolios (the "Series"), each of which is represented by a separate series of shares of beneficial interest. The manager of each Series is Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). Shares of the other Series of the Trust are offered pursuant to separate prospectuses and statements of additional information.





                        INVESTMENT OBJECTIVE AND POLICIES

The principal strategies and risks of investing in the Fund are described in the Prospectus. Unless otherwise indicated in the Prospectus or this Statement of Additional Information, the investment objective and policies of the Fund may be changed without shareholder approval.

                                FUND INVESTMENTS


The following list indicates the types of investments that the Fund is generally permitted (but not required) to make. The Fund may, however, make other types of investments provided the investments are consistent with the Fund's investment objective and policies and the Fund's investment restrictions do not expressly prohibit it from so doing.



Investors should note that, when used in this Statement of Additional Information, the term "invest" includes both direct investing and indirect investing and the term "investments" includes both direct investments and indirect investments. For instance, the Fund may invest indirectly or make an indirect investment by investing in another Fund or in derivatives and synthetic instruments with economic characteristics similar to the underlying asset. Accordingly, the following list indicates the types of investments that the Fund is directly or indirectly permitted to make.



-    Domestic Equity Securities(1)



-    Foreign Investments - Foreign Issuers(2)



-    Foreign Investments - Foreign Issuers (Traded on U.S. Exchanges)(2)



-    Foreign Investments - Emerging Markets(2)



-    Securities Lending


-    Depository Receipts


-    Convertible Securities



-    Preferred Stocks



-    Warrants and Rights


-    Options and Futures


-    Repurchase Agreements



-    Debt and Other Fixed Income Securities



- Debt and Other Fixed Income Securities - Long and Medium Term Corporate & Government Bonds(3)



- Debt and Other Fixed Income Securities - Short Term Corporate & Government Bonds(3)



-    Cash and Other High Quality Investments



-    U.S. Government Securities and Foreign Government Securities



-    Below Investment Grade Securities



-    Indexed Securities



-    Structured Notes



-    Illiquid Securities, Private Placements, and Restricted Securities

-    Swap Contracts and Other Two-Party Contracts








-    Foreign Currency Transactions


-    Investments in Other Investment Companies or Other Pooled Investments









-    Investments in Other Investment Companies - Shares of Other GMO Trust Funds




(1) For more information, see, among other sections, "Descriptions of Principal Risks - Market Risk - Equity Securities" in the Prospectus.



(2) For more information, see, among other sections, "Descriptions of Principal Risks - Foreign Investment Risk" in the Prospectus and "Descriptions and Risks of Fund Investments - Risks of Foreign Investments" herein.



(3) For more information, see, among other sections, "Descriptions and Risks of Fund Investments - U.S. Government Securities and Foreign Government Securities" herein.


                   DESCRIPTIONS AND RISKS OF FUND INVESTMENTS


The following is a description of investment practices in which the Fund may engage and the risks associated with their use. To the extent the Fund invests in other GMO Funds (the "underlying Funds"), the Fund will be indirectly exposed to the investment practices of the underlying Funds and will therefore be subject to all risks associated with the practices of the underlying Funds. UNLESS OTHERWISE NOTED HEREIN, THE INVESTMENT PRACTICES AND ASSOCIATED RISKS DETAILED BELOW MAY ALSO INCLUDE THOSE TO WHICH THE FUND INDIRECTLY MAY BE EXPOSED THROUGH AN INVESTMENT IN UNDERLYING FUNDS. ANY REFERENCES TO INVESTMENTS MADE BY THE FUND INCLUDE THOSE THAT MAY BE MADE BOTH DIRECTLY BY THE FUND AND INDIRECTLY BY THE FUND (E.G., THROUGH ITS INVESTMENTS IN UNDERLYING FUNDS OR THROUGH ITS INVESTMENTS IN DERIVATIVES OR SYNTHETIC INSTRUMENTS). Please refer to "Fund Summary" in the Prospectus and "Fund Investments" in this Statement of Additional Information for additional information regarding the practices in which the Fund may engage.


PORTFOLIO TURNOVER


Based on the Manager's assessment of market conditions, the Manager may trade the Fund's investments more frequently at some times than at others, resulting in a higher portfolio turnover rate. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund, and may involve realization of capital gains that are taxable when distributed to shareholders of the Fund. If portfolio turnover results in the recognition of short-term capital gains, those gains are typically taxed to shareholders at ordinary income tax rates (see "Distributions and Taxes" in the Prospectus and "Distributions" and "Taxes" in this Statement of Additional Information). The after-tax impact of portfolio turnover is not considered when making investment decisions for the Fund. However, as noted in the Prospectus, the Manager seeks to manage the Fund with low portfolio turnover.



The historical portfolio turnover rate of the Fund is shown under the heading "Financial Highlights" in the Prospectus.


NON-DIVERSIFIED PORTFOLIO

As stated in the Prospectus, the Fund is a "non-diversified" fund under the Investment Company Act of 1940, as amended (the "1940 Act") and is not required to satisfy the requirements for diversified funds. At least 75% of the value of a diversified fund's total assets must be represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities that for the purposes of this calculation are limited in respect of any one issuer to not greater than 5% of the value of the fund's total assets and not more than 10% of the outstanding voting securities of any single issuer. As a non-diversified fund, the Fund is permitted (but is not required) to invest a higher percentage of its assets in the securities of fewer issuers. That concentration could increase the risk of loss to the Fund resulting from a decline in the market value of particular portfolio securities. Investment in a non-diversified fund may entail greater risks than investment in a diversified fund. The Fund must, however, meet diversification standards to qualify as a "regulated investment company" under the Internal Revenue Code of 1986.


RISKS OF FOREIGN INVESTMENTS

GENERAL. Investment in foreign issuers or securities principally traded outside the United States may involve special risks due to foreign economic, political, and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation or nationalization of assets, imposition of withholding taxes on dividend or interest payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Issuers of foreign securities are subject to different, often less comprehensive, accounting, reporting, and disclosure requirements than U.S. issuers. The securities of some foreign governments, companies, and securities markets are less liquid, and at times more volatile, than comparable U.S. securities and securities markets. Foreign brokerage commissions and other related fees also are generally higher than in the United States. The laws of some foreign countries may limit the Fund's ability to invest in securities of certain issuers located in those countries. Special tax considerations also apply to investments in securities of foreign issuers and securities principally traded outside the United States.


Foreign countries may have reporting requirements with respect to the ownership of securities, and those reporting requirements may be subject to interpretation or change without prior notice to investors. While the Fund makes reasonable efforts to stay informed of foreign reporting requirements relating to the Fund's foreign portfolio securities (e.g., through the Fund's brokerage contacts, publications of the Investment Company Institute, which is the national association of U.S. investment companies, the Fund's custodial network, and, to the extent deemed appropriate by the Fund under the circumstances, local counsel in the relevant foreign country), no assurance can be given that the Fund will satisfy applicable foreign reporting requirements at all times.


EMERGING MARKETS. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the United States and developed foreign countries, and disclosure and regulatory standards in many respects are less stringent. In addition, the securities markets of emerging countries are typically subject to a lower level of monitoring and regulation. Government enforcement of existing securities regulations is limited, and any such enforcement may be arbitrary and the results may be difficult to predict. In addition, reporting requirements of emerging countries with respect to the ownership of securities are more likely to be subject to interpretation or changes without prior notice to investors than more developed countries.



Many emerging countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on their economies and securities markets. Economies of emerging countries generally are heavily dependent on international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade.


Economies of emerging countries also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. The economies of emerging countries also may be predominantly based on only a few industries or dependent on revenues from particular commodities. In many cases, governments of emerging countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the capacity of creditors in those countries to make payments on their debt obligations, regardless of their financial condition.


Custodial services are often more expensive and other investment-related costs higher in emerging countries than in developed countries, which could reduce the Fund's income from investments in securities or debt instruments of emerging markets issuers.


Emerging countries are more likely than developed countries to experience political uncertainty and instability, including the risk of war, terrorism, nationalization, limitations on the removal of funds or other assets, or diplomatic developments that affect U.S. investments in these countries. No assurance can be given that adverse political changes will not cause the Fund to suffer a loss of any or all of its investments (or, in the case of fixed-income securities, interest) in emerging countries.
































SPECIAL RISKS OF INVESTING IN RUSSIAN SECURITIES. The Fund may invest directly in the securities of Russian issuers. Investment in those securities presents many of the same risks as investing in the securities of emerging markets issuers, as described in the preceding sections. The social, political, legal, and operational risks of investing in Russian issuers, and of having assets held in custody within Russia, however, may be particularly pronounced relative to investments in more developed countries. Russia's system of share registration and custody creates certain risks of loss (including the risk of total loss) that are not normally associated with investments in other securities markets.



A risk of particular note with respect to direct investment in Russian securities is the way in which ownership of shares of companies is normally recorded. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by "share extracts" from the register or, in certain circumstances, by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. The share registrars are controlled by the issuer of the security, and investors are provided with few legal rights against such registrars. These registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. It is possible for the Fund to lose its registration through fraud, negligence or even mere oversight. While the Fund will endeavor to ensure that its interest continues to be appropriately recorded, which may involve a custodian or other agent inspecting the share register and obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that a subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of a loss of share registration.



Also, although a Russian public enterprise having a certain minimum number of shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, this regulation has not always been strictly enforced in practice. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. In addition, so-called "financial-industrial groups" have emerged in recent years that seek to deter outside investors from interfering in the management of the companies they control. These practices may prevent the Fund from investing in the securities of certain Russian companies deemed suitable by the Manager. Further, this also could cause a delay in the sale of Russian securities held by the Fund if a particular purchaser is deemed unsuitable, which may expose the Fund to potential loss on the investment.





SECURITIES LENDING


The Fund may make secured loans of its portfolio securities. The Manager intends to limit the portfolio securities on loan at a given time to not more than one-third of the Fund's total assets. For these purposes, total assets include the proceeds of such loans. Securities loans are made to broker-dealers that the Manager believes to be of relatively high credit standing pursuant to agreements requiring that the loans be continuously collateralized by cash, liquid securities, or shares of other investment companies with a value at least equal to the market value of the loaned securities. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that normally represents a portion of the Fund's earnings on the collateral. As with other extensions of credit, the Fund bears the risk of delay in the recovery of the securities and of loss of rights in the collateral should the borrower fail financially. The Fund also bears the risk that the value of investments made with collateral may decline.

Voting rights or rights to consent with respect to the loaned securities pass to the borrower. The Fund has the right to call loans at any time on reasonable notice and will do so if holders of a loaned security are asked to take action on a material matter. However, the Fund bears the risk of delay in the return of the security, impairing the Fund's ability to vote on such matters. The Manager has retained lending agents on behalf of the Fund that are compensated based on a percentage of the Fund's return on its securities lending. The Fund also pays various fees in connection with securities loans, including shipping fees and custodian fees.

The Fund's securities loans may or may not be structured to preserve qualified dividend income treatment on dividends paid on the loaned securities. The Fund may receive substitute payments under its loans (instead of dividends on the loaned securities) that are not eligible for treatment as qualified dividend income or the long-term capital gain tax rates applicable to qualified dividend income. See "Taxes" below for further discussion of qualified dividend income.

DEPOSITORY RECEIPTS

The Fund may invest in American Depositary Receipts (ADRs), Global Depository Receipts (GDRs), and European Depository Receipts (EDRs) (collectively, "Depository Receipts"). Depository Receipts generally evidence an ownership interest in a foreign security on deposit with a financial institution. Transactions in Depository Receipts usually do not settle in the same currency in which the underlying foreign securities are denominated or traded. Generally, ADRs are designed for use in the U.S. securities markets and EDRs are designed for use in European securities markets. GDRs may be traded in any public or private securities markets and may represent securities held by institutions located anywhere in the world.

CONVERTIBLE SECURITIES

A convertible security is a security (a bond or preferred stock) that may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but are usually subordinated to senior debt obligations of the issuer. Convertible securities provide holders, through their conversion feature, an opportunity to participate in increases in the market price of their underlying securities. The price of a convertible security is influenced by the market price of the underlying securities, and tends to increase as the market price rises and decrease as the market price declines. The Manager regards convertible securities as a form of equity security.

PREFERRED STOCKS

Preferred stocks include convertible and non-convertible preferred and preference stocks that are senior to common stock. Preferred stocks are equity securities that are senior to common stock with respect to the right to receive dividends and a fixed share of the proceeds resulting from the issuer's liquidation. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of the issuer's common stock, and thus represent an ownership interest in the issuer. Depending on the features of the particular security, holders of preferred stock may bear the risks disclosed in the Prospectus or this Statement of Additional Information regarding equity or fixed income securities.


WARRANTS AND RIGHTS


The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price. The Fund typically may use warrants and rights in a manner similar to its use of options on securities as described in "Options and Futures" below. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of options. Unlike most options, however, warrants and rights are issued in specific amounts, and warrants generally have longer terms than options. Warrants and rights are not likely to be as liquid as exchange-traded options backed by a recognized clearing agency. In addition, the terms of warrants or rights may limit the Fund's ability to exercise the warrants or rights at such time, or in such quantities, as the Fund would otherwise wish.



NON-STANDARD WARRANTS. From time to time, the Fund may use non-standard warrants, often referred to as low exercise price warrants or low exercise price options ("LEPOs"), to gain indirect exposure to issuers in certain countries, such as India. LEPOs are different from standard warrants in that they do not give their holders the right to receive a security of the issuer upon exercise. Rather, LEPOs pay the holder the difference in price of the underlying security between the date the LEPO was purchased and the date it is sold. LEPOs entail the same risks as other over-the-counter derivative instruments. These include the risk that the counterparty or issuer of the LEPO may not be able to fulfill its obligations, that the holder and counterparty or issuer may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. See "Description of Principal Risks - Derivatives Risk" and "- Credit and Counterparty Risk" in the Prospectus and "Uses of Derivatives" below. Additionally, while LEPOs may be listed on an exchange, there is no guaranty that a liquid market will exist or that the counterparty or issuer of a LEPO will be willing to repurchase the LEPO when the Fund wishes to sell it.


OPTIONS AND FUTURES


The Fund may use options and futures for various purposes. See "Uses of Derivatives" below. The use of options contracts, futures contracts, and options on futures contracts involves risk. Thus, while the Fund may benefit from the use of options, futures, and options on futures, unanticipated changes in interest rates, securities prices, or currency exchange rates may adversely affect the Fund's performance.



OPTIONS. The Fund (1) may enter into contracts giving third parties the right to buy portfolio securities from the Fund for a fixed price at a future date ("writing call options"); (2) may enter into contracts giving third parties the right (but not the obligation) to sell securities to the Fund for a fixed price at a future date ("writing put options"); and (3) may buy the right (but not the obligation)to purchase securities from third parties ("call options") or the right (but not the obligation) to sell securities to third parties ("put options") for a fixed price at a future date.

The Fund's ability to write and purchase call and put options is limited by the requirements for qualifying as a regulated investment company under the Internal Revenue Code.


WRITING OPTIONS. The Fund may seek to increase its return by writing call or put options on securities or indexes. A call option written by the Fund gives the holder the right (but not the obligation) to buy the underlying security from the Fund at a stated exercise price; a put option written by the Fund gives the holder the right (but not the obligation) to sell the underlying security to the Fund at a stated exercise price. In the case of options on indexes, the options are typically cash settled for the difference between the exercise price and the market value of the index on the date of exercise.



The Fund receives a premium for writing a put or call option. The premium increases the Fund's return in the event the option expires unexercised or is closed out at a profit. The size of the premium reflects, among other things, the relationship of the market price and volatility of the underlying security or securities index to the exercise price of the option, the remaining term of the option, supply and demand, and interest rates. By writing a call option on a security held by the Fund, the Fund limits its opportunity to profit from an increase in the market price of the underlying security above the exercise price of the option. If the Fund does not hold the security underlying a call written by the Fund and the market price exceeds the exercise price, the Fund will suffer a loss equal to the amount by which the market price exceeds the exercise price at the time the call option is exercised minus the premium received. By writing a put option on a security, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market price, resulting in a loss on exercise equal to the amount by which the market price of the security is below the exercise price minus the premium received.



PURCHASING OPTIONS. For a call option purchased by the Fund to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium paid by the Fund to the writer and transaction costs. Likewise, in order for a put option purchased by the Fund to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium paid by the Fund and transaction costs.



CLOSING TRANSACTIONS. A holder of an option may terminate its position in a put or call option it has purchased by allowing it to expire or by exercising the option. If an option is American style, it may be exercised on any day up to its expiration date. In contrast, a European style option may be exercised only on its expiration date.



In addition, a holder of an option may terminate its obligation prior to the option's expiration by effecting an offsetting closing transaction. In the case of exchange-traded options, if the Fund is a holder of an option, it may effect an offsetting closing sale transaction by selling an option of the same series as the option previously purchased. The Fund realizes a loss from a closing sale transaction if the premium received from the sale of the option is less than the premium paid to purchase the option (plus transaction costs). Similarly, if the Fund has written an option, it may effect an offsetting closing purchase transaction by buying an option of the same series as the option previously written. The Fund realizes a loss from a closing purchase transaction if the cost of the closing purchase transaction (option premium plus transaction costs) is greater than the premium received from writing the option. If the Fund closes a call option that it has written at a loss, the Fund's loss is likely to be offset in whole or in part by the appreciation in value of the underlying securities. No guarantee exists that the Fund will be able to effect a closing purchase or a closing sale at any particular time.


An over-the-counter option may be closed out only with the counterparty, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the option with the counterparty. If the Fund desires to sell a security on which it has written a call option, it will effect a closing purchase prior to or concurrently with the sale of the security.








RISK FACTORS IN OPTIONS TRANSACTIONS. Since an American style option allows the holder to exercise its rights any time prior to expiration of the option, the writer of an American style option has no control over when the underlying securities or index must be sold, in the case of a call option, or purchased, in the case of a put option. This risk is not present when writing a European style option since the holder may only exercise the option on its expiration date.



Regardless of its style (American or European), if a call option is never exercised, the writer's gain (the amount of the premium) may be offset by a decline in the market value of the underlying security or index during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security or index. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security or index at the exercise price, which will typically exceed the then current market value of the underlying security or index. The purchaser of an option risks losing the premium paid for the option plus related transaction costs if the option expires worthless.



An exchange-traded option may be closed out by means of an offsetting transaction only on a national securities exchange ("Exchange"), which generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, the Fund might not be able to effect an offsetting closing transaction for a particular option as described above. As a result, the Fund, if it is the holder of an option, would be able to realize profits or limit losses only by exercising the option or, if it is the writer of an option, would remain obligated under the option and (in the case of a written call option) would not be able to sell the underlying security until the option expires unexercised or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market on an Exchange include the following: (i) insufficient trading interest in some options; (ii) restrictions by an Exchange on opening or closing transactions, or both; (iii) trading halts, suspensions, or other restrictions on particular classes or series of options or underlying securities; (iv) unusual or unforeseen interruptions in normal operations on an Exchange; (v) inability to handle current trading volume; or (vi) discontinuance of options trading (or trading in a particular class or series of options) (although outstanding options on an Exchange that were issued by the Options Clearing Corporation should continue to be exercisable in accordance with their terms).


The Exchanges have established limits on the maximum number of options an investor or group of investors acting in concert may write. The Fund, the Manager, and other clients of the

Manager constitute such a group. These limits restrict the Fund's ability to purchase or sell options on a particular security.



An over-the-counter option may be closed out only with the counterparty, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the option with the counterparty. See "Swap Contracts and Other Two-Party Contracts -- Risk Factors in Swap Contracts, OTC Options, and Other Two-Party Contracts" below.


FUTURES. To the extent consistent with applicable law, the Fund may invest in futures contracts on, among other things, financial instruments (such as a U.S. government security or other fixed income instrument), individual equity securities ("single stock futures") or securities indices and interest rates.

Sale of a financial futures contract creates an obligation by the seller to deliver a specified quantity of a financial instrument in a specified delivery month for a stated price. A purchase of a financial futures contract creates an obligation by the purchaser to pay for and take delivery of the type of financial instrument called for in the contract in a specified delivery month for a stated price. In some cases, the specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. That determination is made in accordance with the rules of the exchange on which the sale or purchase was made. Some futures contracts are "cash settled" (rather than "physically settled," as described above), which means that the purchase price is subtracted from the current market value of the instrument and the net amount, if positive, is paid to the purchaser by the seller of the futures contract and, if negative, is paid by the purchaser to the seller of the futures contract. Futures contracts are traded in the United States only on commodity exchanges or boards of trade - known as "contract markets" - approved by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant or brokerage firm that is a member of the relevant market.


The purchase or sale of a futures contract differs from the purchase or sale of a security or option in that no price or premium is paid or received. Instead, an amount of cash, U.S. government securities, or other liquid assets equal in value to a percentage of the face amount of the futures contract must be deposited with the broker. This amount is known as initial margin. The amount of the initial margin is generally set by the market on which the contract is traded. Subsequent payments to and from the broker, known as variation margin, are made on a daily basis as the price of the underlying futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." Prior to the settlement date of the futures contract, the position may be closed by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a commission is paid to the broker on each completed purchase and sale.


In most cases, futures contracts are closed before the settlement date without the making or taking of delivery. A sale of a futures contract is closed by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and the same delivery date. If the price of the initial sale exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, a purchase of a futures contract is closed out by selling a corresponding futures contract. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and, if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

INDEX FUTURES. The Fund may purchase futures contracts on securities indexes ("Index Futures"). The Fund's purchase and sale of Index Futures is limited to contracts and exchanges approved by the CFTC.

The Fund may close open positions on an exchange on which Index Futures are traded at any time through the expiration day. In general, all positions that remain open at the close of business on that day must be settled on the next business day (based on the value of the relevant index on the expiration day). Additional or different margin requirements as well as settlement procedures may apply to foreign stock Index Futures.

Changes in the price of Index Futures may not correlate perfectly with price movements in the relevant index due to market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting margin calls, investors may close futures contracts through offsetting transactions which could distort normal correlations. Second, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, resulting in more speculators who may cause temporary price distortions. Third, trading hours for foreign stock Index Futures may not correspond perfectly to the trading hours of the foreign exchange to which a particular foreign stock Index Future relates. As a result, the lack of continuous arbitrage may cause a disparity between the price of foreign stock Index Futures and the value of the relevant index.


OPTIONS ON FUTURES CONTRACTS. Options on futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the option exercise price at any time during the period of the option. The Fund may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, the Fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, the Fund may hedge against a possible increase in the price of securities the Fund expects to purchase by purchasing call options or writing put options on futures contracts rather than purchasing futures contracts. Options on futures contracts generally operate in the same manner as options purchased or written directly on the underlying investments. See "Foreign Currency Transactions" below for a description of the Fund's use of options on currency futures.


The Fund's ability to establish and close options on futures contracts will depend on the development and maintenance of a liquid secondary market. The development and maintenance of a liquid secondary market is not certain.

RISK FACTORS IN FUTURES TRANSACTIONS. Investment in futures contracts involves risk. If the futures are used for hedging, an imperfect correlation between movements in the price of the futures contract and the price of the security or currency being hedged creates risk. Correlation is higher when the investment being hedged underlies the futures contract. Correlation is lower when the investment being hedged is different than the instrument underlying the futures contract, such as when a futures contract on an index of securities is used to hedge a single security, a futures contract on one security (e.g., U.S. Treasury bonds) is used to hedge a different security (e.g., a mortgage-backed security), or when a futures contract in one currency is used to hedge a security denominated in another currency. In the event of an imperfect correlation between a futures position and the portfolio position (or anticipated position) intended to be protected, the Fund may realize a loss on the futures contract or the portfolio position intended to be protected. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches.


To compensate for imperfect correlations, the Fund may purchase or sell futures contracts in a greater amount than the hedged securities if the volatility of the price of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, the Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged securities is historically less than that of the futures contract.


The Fund also may purchase futures contracts (or options on them) as an anticipatory hedge against a possible increase in the price of a currency in which securities the Fund anticipates purchasing is denominated. In such instances, the currency may instead decline. If the Fund does not then invest in those securities, the Fund may realize a loss on the futures contract that is not offset by a reduction in the price of the securities purchased.


The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges to limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached, no trades of the contract may be entered at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past exceeded the daily limit on several consecutive trading days. Short positions in Index Futures may be closed out only by purchasing a futures contract on the exchange on which the Index Futures are traded.


The successful use of futures contracts and related options for hedging and risk management also depends on the ability of the Manager to forecast correctly the direction and extent of movements within a given time frame in exchange rate, interest rate, and stock and commodity prices. For example, to the extent the Fund invests in fixed income securities and interest rates remain stable (or move in a direction opposite to that anticipated) during the period a futures contract or related option on those securities is held by the Fund, the Fund would realize a loss on the futures that is not offset by an increase in the value of its portfolio securities. As a result, the Fund's total return would be less than if it had not used the futures.


As discussed above, when purchasing or selling a futures contract, the Fund is only required to deposit initial and variation margin as required by relevant CFTC regulations and the rules of the contract market. Because the purchase of a futures contract obligates the Fund to purchase the underlying security at a set price on a future date, the Fund's net asset value will fluctuate with the value of the security as if it were already in the Fund's portfolio. Futures transactions have the effect of investment leverage to the extent the Fund does not maintain liquid assets equal to the face amount of the contract.


Trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The lack of a common clearing facility creates counterparty risk. If a counterparty defaults, the Fund normally will have contractual remedies against that counterparty, but may be unsuccessful in enforcing those remedies. When seeking to enforce a contractual remedy, the Fund also is subject to the risk that the parties may interpret contractual terms (e.g., the definition of default) differently. If a dispute occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead the Fund to decide not to pursue its claims against the counterparty. The Fund thus assumes the risk that it may be unable to obtain payments owed to it under foreign futures contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation. In addition, unless the Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the Fund might realize in trading could be offset (or worse) by adverse changes in the exchange rate.


If the Fund combines short and long positions, in addition to possible declines in the values of its investment securities, the Fund will incur losses if the securities index underlying the long futures position underperforms the securities index underlying the short futures position.

The Fund's ability to engage in the options and futures strategies described above depends on the liquidity of the markets in those instruments. Trading interest in various types of options or futures cannot be predicted. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively. Furthermore, the Fund's ability to engage in options and futures transactions may be limited by tax considerations.

SWAP CONTRACTS AND OTHER TWO-PARTY CONTRACTS


The Fund may use swap contracts and other two-party contracts for the same or similar purposes as options, futures, and related options. (See "Uses of Derivatives" below for more information regarding the various derivatives strategies the Fund may employ using swap contracts and other two-party contracts.)


SWAP CONTRACTS. Swap contracts are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap", two parties agree to exchange returns (or differentials in rates of return) calculated on a "notional amount," e.g., the return on or increase in value of a particular dollar amount invested at a particular interest rate in a particular foreign currency or in a "basket" of securities representing a particular index.

EQUITY SWAP CONTRACTS AND CONTRACTS FOR DIFFERENCES. The parties to equity swap contracts agree to exchange returns calculated on the notional amount of an equity index (e.g., the S&P 500 Index), basket of equity securities, or individual equity security.

If the Fund enters into an equity swap contract (long or short), the Fund's net asset value will fluctuate with changes in the value of the equity index, basket of equity securities, or individual equity security on which the swap is based. The fluctuation will be the same as if the Fund had purchased or sold the notional amount of securities comprising the index, securities comprising the basket, or individual security, as the case may be.

Contracts for differences are swap arrangements in which the parties agree that their return (or loss) will be based on the relative performance of two different groups or "baskets" of securities. Often, one or both "baskets" will be an established securities index. The Fund's return is based on changes in value of theoretical, long futures positions in the securities comprising one basket (with an aggregate face value equal to the notional amount of the contract for differences) and theoretical short futures positions in the securities comprising the other basket. The Fund also may use actual long and short futures positions and achieve similar market exposure by netting the payment obligations of the two contracts. The Fund will only enter into contracts for differences (and analogous futures positions) when the Manager believes that the basket of securities constituting the long position will outperform the basket constituting the short position. If the short basket outperforms the long basket, however, the Fund will realize a loss -- even in circumstances when the securities in both the long and short baskets appreciate in value.


INTEREST RATE AND CURRENCY SWAP CONTRACTS. The parties to interest rate swaps agree to pay or receive interest on a notional principal amount (e.g., an exchange of payments based on a floating interest rate for payments based on a fixed interest rate). The parties to currency swaps agree to pay or receive fluctuations in the notional amount of two different currencies (e.g., an exchange of payments on fluctuations in the value of the U.S. dollar relative to the Japanese yen).



INTEREST RATE CAPS, FLOORS, AND COLLARS. The Fund may use interest rate caps, floors, and collars for the same or similar purposes as it uses interest rate futures contracts and related options. In such cases, it will be subject to similar risks. See "Options and Futures - Risk Factors in Options Transactions" and "Options and Futures - Risk Factors in Futures Transactions" above. Like interest rate swap contracts, interest rate caps, floors, and collars are two-party agreements in which the parties agree to pay or receive interest on a notional principal amount. The purchaser of an interest rate cap receives interest payments from the seller to the extent that the return on a specified index exceeds a specified interest rate. The purchaser of an interest rate floor receives interest payments from the seller to the extent that the return on a specified index falls below a specified interest rate. The purchaser of an interest rate collar receives interest payments from the seller to the extent that the return on a specified index falls outside the range of two specified interest rates.






RISK FACTORS IN SWAP CONTRACTS, OTC OPTIONS, AND OTHER TWO-PARTY CONTRACTS. The Fund may only close out a swap, contract for differences, cap, floor, collar, or OTC option with the particular counterparty, and may only transfer a position with the consent of the particular counterparty. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, the Fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, the Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund when the Fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.


The Manager monitors the creditworthiness of OTC derivatives counterparties. Typically, the Fund will enter into these transactions only with counterparties who, at the time it enters into a transaction, have long-term debt ratings of A or higher by Standard & Poor's or Moody's Investors Service, Inc. ("Moody's") (or, if unrated, have comparable credit ratings as determined by the Manager). Short-term derivatives may be entered into with counterparties that do not have long-term debt ratings if they have short-term debt ratings of A-1 by Standard & Poor's and/or a comparable rating by Moody's. The credit rating of a counterparty may be adversely affected by larger-than-average volatility in the markets, even if the counterparty's net market exposure is small relative to its capital.



ADDITIONAL REGULATORY LIMITATIONS ON THE USE OF FUTURES AND RELATED OPTIONS, INTEREST RATE FLOORS, CAPS AND COLLARS, AND INTEREST RATE AND CURRENCY SWAP CONTRACTS AND RELATED INSTRUMENTS. The Fund has claimed an exclusion from the definition of "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under that Act.


FOREIGN CURRENCY TRANSACTIONS

Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably as a result of intervention (or the failure to intervene) by the U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. Foreign currencies in which the Fund's assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Fund.


The Fund may buy or sell foreign currencies or deal in forward foreign currency contracts, currency futures contracts and related options, and options on currencies. The Fund may use such currency instruments for hedging, investment, or currency risk management. Currency risk management may include taking active currency positions relative to both the securities portfolio of the Fund and the Fund's performance benchmark. The Fund also may purchase forward foreign exchange contracts in conjunction with U.S. dollar-denominated securities in order to create a synthetic foreign currency denominated security that approximates desired risk and return characteristics when the non-synthetic securities either are not available in foreign markets or possess undesirable characteristics.


Forward foreign currency contracts are contracts between two parties to purchase and sell a specific quantity of a particular currency at a specified price, with delivery and settlement to take place on a specified future date. Currency futures contracts are contracts to buy or sell a standard quantity of a particular currency at a specified future date and price. However, currency futures can be and often are closed out prior to delivery and settlement (see "Futures" above for additional information). Options on currency futures contracts give their holder the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified currency futures contract at a fixed price during a specified period. Options on currencies give their holder the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified quantity of a particular currency at a fixed price during a specified period.


REPURCHASE AGREEMENTS


The Fund may enter into repurchase agreements with banks and broker-dealers. A repurchase agreement is a contract under which the Fund acquires a security (usually an obligation of the government where the transaction is initiated or in whose currency the agreement is denominated) for a relatively short period (usually not more than a week) for cash and subject to the commitment of the seller to repurchase the security for an agreed-upon price on a specified date. The repurchase price is in excess of the acquisition price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Repurchase agreements afford the Fund the opportunity to earn a return on temporarily available cash at no market risk, although the Fund does run the risk of a seller's defaulting in its obligation to pay the repurchase price when it is required to do so. Such a default may subject the Fund to expenses, delays, and risks of loss including: (i) possible declines in the value of the underlying security while the Fund is seeking to enforce its rights, (ii) possible reduced levels of income and lack of access to income during this period, and (iii) inability to enforce its rights and the expenses involved in attempted enforcement.



DEBT AND OTHER FIXED INCOME SECURITIES GENERALLY



Debt and other fixed income securities include fixed income and floating rate securities of any maturity. Fixed income securities pay a specified rate of interest or dividends. Floating rate securities pay a rate that is adjusted periodically by reference to a specified index or market rate. Fixed income and floating rate securities include securities issued by federal, state, local, and foreign governments and related agencies, and by a wide range of private issuers, and generally are referred to in this Statement of Additional Information as "fixed income securities." Indexed bonds are a type of fixed income security whose principal value and/or interest rate is periodically adjusted according to a specified instrument, index, or other statistic (e.g., other securities, inflation indices, currencies, or commodities). See "Indexed Securities" below.



Holders of fixed income securities are exposed to both market and credit risk. Market risk (or "interest rate risk") relates to changes in a security's value as a result of changes in interest rates generally. In general, the values of fixed income securities increase when interest rates fall and decrease when interest rates rise. Credit risk relates to the ability of the issuer to make payments of principal and interest. Obligations of issuers are subject to bankruptcy, insolvency and other laws that affect the rights and remedies of creditors. Fixed income securities denominated in foreign currencies also are subject to the risk of a decline in the value of the denominating currency.



Because interest rates vary, the future income of the Fund's investments in fixed income securities cannot be predicted with certainty. The future income of the Fund's investments in indexed securities also will be affected by changes in those securities' indices over time (e.g., changes in inflation rates, currency rates, or commodity prices).


CASH AND OTHER HIGH QUALITY INVESTMENTS


The Fund may temporarily invest a portion of its assets in cash or cash items pending other investments or in connection with the maintenance of liquid assets required in connection with some of the Fund's investments. These cash items and other high quality corporate debt securities may include money market instruments such as securities issued by the United States Government and its agencies, bankers' acceptances, commercial paper, and bank certificates of deposit.


U.S. GOVERNMENT SECURITIES AND FOREIGN GOVERNMENT SECURITIES

U.S. government securities include securities issued or guaranteed by the U.S. government or its authorities, agencies, or instrumentalities. Foreign government securities include securities issued or guaranteed by foreign governments (including political subdivisions) or their authorities, agencies, or instrumentalities or by supra-national agencies. Different kinds of U.S. government securities and foreign government securities have different kinds of government support. For example, some U.S. government securities (e.g., U.S. Treasury bonds) are supported by the full faith and credit of the United States. Other U.S. government securities are issued or guaranteed by federal agencies or government-chartered or -sponsored enterprises but are neither guaranteed nor insured by the U.S. government (e.g., debt securities issued by the Federal Home Loan Mortgage Corporation ("Freddie Mac"), Federal National Mortgage Association ("Fannie Mae"), and Federal Home Loan Banks ("FHLBs")). Similarly, some foreign government securities are supported by the full faith and credit of a foreign national government or political subdivision and some are not. Foreign government securities of some countries may involve varying degrees of credit risk as a result of financial or political instability in those countries and the possible inability of the Fund to enforce its rights against the foreign government. As with issuers of other fixed income securities, sovereign issuers may be unable or unwilling to make timely principal or interest payments.

Supra-national agencies are agencies whose member nations make capital contributions to support the agencies' activities, and include the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Coal and Steel Community, and the Inter-American Development Bank.

As with other fixed income securities, U.S. government securities and foreign government securities expose their holders to market risk because their values typically change as interest rates fluctuate. For example, the value of U.S. government securities or foreign government securities may fall during times of rising interest rates. Yields on U.S. government securities and foreign government securities tend to be lower than those of corporate securities of comparable maturities.

In addition to investing directly in U.S. government securities and foreign government securities, the Fund may purchase certificates of accrual or similar instruments evidencing undivided ownership interests in interest payments and/or principal payments of U.S. government securities and foreign government securities. Certificates of accrual and similar instruments may be more volatile than other government securities.


BELOW INVESTMENT GRADE SECURITIES



The Fund may invest a portion of its assets in securities rated below investment grade (that is, rated below BBB- by Standard & Poor's or below Baa3 by Moody's or determined by the Manager to be of comparable quality to securities so rated) at the time of purchase, including securities in the lowest rating categories and comparable unrated securities ("Below Investment Grade Securities") (commonly referred to as "junk bonds"). In addition, the Fund may hold securities that are downgraded to below-investment-grade status after the time of purchase by the Fund. Compared to higher quality fixed income securities, Below Investment Grade Securities offer the potential for higher investment returns but subject holders to greater credit and market risk. The ability of an issuer of Below Investment Grade Securities to meet principal and interest payments is considered speculative. The Fund's investments in Below Investment Grade Securities are more dependent on the Manager's own credit analysis than its investments in higher quality bonds. The market for Below Investment Grade Securities may be more severely affected than other financial markets by economic recession or substantial interest rate increases, changing public perceptions, or legislation that limits the ability of certain categories of financial institutions to invest in Below Investment Grade Securities. In addition, the market may be less liquid for Below Investment Grade Securities. Reduced liquidity can affect the values of Below Investment Grade Securities, make their valuation and sale more difficult, and result in greater volatility. Because Below Investment Grade Securities are difficult to value, particularly during erratic markets, the values realized on their sale may differ from the values at which they are carried by the Fund. Some Below Investment Grade Securities in which the Fund invests may be in poor standing or in default.






Securities in the lowest investment-grade category (BBB or Baa) also have some speculative characteristics. See Appendix B --"Commercial Paper and Corporate Debt Ratings" below for more information concerning commercial paper and corporate debt ratings.


INDEXED SECURITIES


Indexed securities are securities the redemption values and/or the coupons of which are indexed to a specific instrument, index, or other statistic. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to other securities, securities indices, inflation indices, currencies, precious metals or other commodities, or other financial indicators. For example, the maturity value of gold-indexed securities depends on the price of gold and, therefore, their price tends to rise and fall with gold prices.



The performance of indexed securities depends on the performance of the security, security index, inflation index, currency, or other instrument to which they are indexed. Performance also may be influenced by interest rate changes in the U.S. and abroad. Indexed securities also are subject to the credit risks of the issuer, and their values are adversely affected by declines in the issuer's creditworthiness.



CURRENCY-INDEXED SECURITIES. Currency-indexed securities have maturity values or interest rates determined by reference to the values of one or more foreign currencies. Currency-indexed securities also may have maturity values or interest rates that depend on the values of a number of different foreign currencies relative to each other.



INVERSE FLOATING OBLIGATIONS. Indexed securities in which the Fund may invest include so-called "inverse floating obligations" or "residual interest bonds" on which the interest rates typically decline as short-term interest rates increase and increase as short-term interest rates decline. Inverse floating obligations have the effect of investment leverage, since they will generally increase or decrease in value in response to changes in interest rates at a rate that is a multiple of the rate at which fixed-rate long-term securities increase or decrease in value in response to such changes. As a result, the market values of inverse floating obligations generally will be more volatile than the market values of fixed-rate securities.



INFLATION-INDEXED BONDS. The Fund may invest in inflation indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index ("CPI") accruals as part of a semiannual coupon.



Inflation-indexed securities issued by the U.S. Treasury (or "TIPS") have maturities of approximately five, ten or twenty years (thirty year TIPS are no longer offered), although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year's inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).



If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of a U.S. Treasury inflation-indexed bond, even during a period of deflation, although the inflation-adjusted principal received could be less than the inflation-adjusted principal that had accrued to the bond at the time of purchase. However, the current market value of the bonds is not guaranteed and will fluctuate. The Fund also may invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.



The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. There can be no assurance, however, that the value of inflation-indexed bonds will be directly correlated to changes in interest rates.



Although inflation-indexed bonds protect holders from long-term inflationary trends, short-term increases in inflation may result in a decline in value. In addition, inflation indexed bonds do not protect holders from increases in interest rates due to reasons other than inflation (such as changes in currency exchange rates).



The periodic adjustment of U.S. inflation indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation, and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect changes in a comparable inflation index calculated by the foreign government. No assurance can be given that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. In addition, no assurance can be given that the rate of inflation in a foreign country will correlate to the rate of inflation in the United States.


Coupon payments received by the Fund from inflation indexed bonds are included in the Fund's gross income in the period in which they accrue. In addition, any increase in the principal amount of an inflation indexed bond constitutes taxable ordinary income to investors in the Fund, even though principal is not paid until maturity.


TAX CONSEQUENCES OF INVESTING IN INDEXED SECURITIES. The Fund's investments in indexed securities, including inflation-indexed bonds, may generate taxable income in excess of the interest they pay to the Fund. As a result, the Fund may be required to sell assets to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level. See "Distributions and Taxes" in the Prospectus and "Distributions" and "Taxes" in this Statement of Additional Information.


STRUCTURED NOTES

Similar to indexed securities described above, structured notes are derivative debt securities, the interest rate or principal of which is determined by reference to changes in the value of a specific asset, reference rate, or index (the "reference") or the relative change in two or more references. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased, depending upon changes in the reference. The terms of a structured note may provide that in certain circumstances no principal is due at maturity and, therefore, may result in a loss of invested capital. Structured notes may be positively or negatively indexed, so that appreciation of the reference may produce an increase or decrease in the interest rate or value of the principal at maturity. In addition, changes in the interest rate or the value of the principal at maturity may be fixed at a specified multiple of the change in the value of the reference, making the value of the note very volatile.


Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured notes also may be more volatile, less liquid, and more difficult to price accurately than less complex securities or more traditional debt securities.


ILLIQUID SECURITIES, PRIVATE PLACEMENTS, AND RESTRICTED SECURITIES


The Fund may invest up to 15% of its net assets in illiquid securities. For this purpose, "illiquid securities" are securities that the Fund may not sell or dispose of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities.

A repurchase agreement maturing in more than seven days is considered illiquid, unless it can be terminated after a notice period of seven days or less.

As long as the SEC maintains the position that most swap contracts, caps, floors, and collars are illiquid, the Fund will continue to designate these instruments as illiquid unless the instrument includes a termination clause or has been determined to be liquid based on a case-by-case analysis pursuant to procedures approved by the Trustees.


PRIVATE PLACEMENTS AND RESTRICTED INVESTMENTS. Illiquid securities include securities of private issuers, securities traded in unregulated or shallow markets, and securities that are purchased in private placements and are subject to legal or contractual restrictions on resale. Because relatively few purchasers of these securities may exist, especially in the event of adverse market or economic conditions or adverse changes in the issuer's financial condition, the Fund could have difficulty selling them when the Manager believes it advisable to do so or may be able to sell them only at prices that are lower than if they were more widely held. Disposing of illiquid securities may involve time-consuming negotiation and legal expenses, and selling them promptly at an acceptable price may be difficult or impossible.


While private placements may offer attractive opportunities not otherwise available in the open market, the securities purchased are usually "restricted securities" or are "not readily marketable." Restricted securities cannot be sold without being registered under the Securities Act of 1933 or pursuant to an exemption from registration (such as Rules 144 or 144A).

Securities that are not readily marketable are subject to other legal or contractual restrictions on resale. The Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delay in effecting registration. If the Fund sells its securities in a registered offering, it may be deemed to be an "underwriter" for purposes of Section 11 of the Securities Act of 1933. In such event, the Fund may be liable to purchasers of the securities under Section 11 if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading, although the Fund may have a due diligence defense.



At times, the inability to sell illiquid securities can make it more difficult to determine their fair value for purposes of computing the Fund's net asset value. The judgment of the Manager normally plays a greater role in valuing these securities than in valuing publicly traded securities.



INVESTMENTS IN OTHER INVESTMENT COMPANIES OR OTHER POOLED INVESTMENTS



Subject to applicable regulatory requirements, the Fund may invest in shares of both open- and closed-end investment companies (including single country funds and exchange-traded funds ("ETFs")). Investing in another investment company exposes the Fund to all the risks of that investment company and, in general, subjects it to a pro rata portion of the other investment company's fees and expenses. The Fund also may invest in private investment funds, vehicles, or structures.


ETFs are hybrid investment companies that are registered as open-end investment companies or unit investment trusts ("UITs") but possess some of the characteristics of closed-end funds. ETFs typically hold a portfolio of common stocks that is intended to track the price and dividend performance of a particular index. Common examples of ETFs include S&P Depositary Receipts ("SPDRs") and iShares, which may be purchased from the UIT or investment company issuing the securities or in the secondary market (SPDRs are listed on the American Stock Exchange and iShares are listed on the New York Stock Exchange). The market price for ETF shares may be higher or lower than the ETF's net asset value. The sale and redemption prices of ETF shares purchased from the issuer are based on the issuer's net asset value.


SHORT SALES



The Fund may seek to hedge investments or realize additional gains through short sales. The Fund may make short sales "against the box," meaning the Fund may make short sales where the Fund owns or has the right to acquire at no added cost securities identical to those sold short. The Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.


                               USES OF DERIVATIVES

                            INTRODUCTION AND OVERVIEW

This overview outlines various ways in which the Fund may use different types of exchange-traded and OTC derivatives in implementing its investment program. It is intended to supplement the information included in the Prospectus and the information provided in the "Fund Investments" and "Descriptions and Risks of Fund Investments" sections of this Statement of Additional Information. This overview, however, is not intended to be exhaustive and the Fund may use types of derivatives and/or employ derivatives strategies not otherwise described in this Statement of Additional Information or the Prospectus.



In addition, the Fund may not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. Also, suitable derivatives transactions may not be available in all circumstances and there can be no assurance that the Fund will be able to identify or employ a desirable derivatives transaction at any time or from time to time, or that any such transactions will be successful.



Note: The uses of derivatives discussed herein with respect to the Fund only refer to the Fund's direct use of such derivatives. As indicated in the Prospectus and/or in the "Fund Investments" section of this Statement of Additional Information, from time to time, the Fund may invest in other Funds of the GMO Trust, which, in turn, may use types of derivatives and/or employ derivatives strategies that differ from those described in this Statement of Additional Information or the Prospectus.



FUNCTION OF DERIVATIVES IN THE FUND. The Fund may use exchange-traded and OTC financial derivatives to implement investment decisions. The types of derivatives it may employ are outlined below. Specific market conditions may influence the Manager's choice of derivatives and derivatives strategies for the Fund.



COUNTERPARTY CREDITWORTHINESS. As discussed earlier, the Manager monitors the creditworthiness of the OTC derivatives counterparties. Typically, the Fund will enter into these transactions only with counterparties who, at the time it enters into a transaction, have long-term debt ratings of A or higher by Standard & Poor's or Moody's (or, if unrated, have comparable credit ratings as determined by the Manager). Short-term derivatives may be entered into with counterparties that do not have long-term debt ratings if they have short-term debt ratings of A-1 by Standard & Poor's and/or a comparable rating by Moody's. See Appendix B -- "Commercial Paper and Corporate Debt Ratings" for an explanation of short-term debt ratings.





                         USE OF DERIVATIVES BY THE FUND


Types of Derivatives That May be Used by the Fund (other than foreign currency derivative transactions)


Options, futures contracts, and related options on securities indices

Long equity swap contracts in which the Fund pays a fixed rate plus the negative performance, if any, and receives the positive performance, if any, of an index, a single equity security, or a basket of securities

Short equity swap contracts in which the Fund receives a fixed rate plus the negative performance, if any, and pays the positive performance of an index, a single equity security, or a basket of securities

Contracts for differences, i.e., equity swaps that contain both long and short equity components


Structured or indexed notes



Warrants and rights (including LEPOs)



Uses of Derivatives by the Fund (other than foreign currency derivative transactions)


Hedging

Traditional Hedging: The Fund may use short equity futures, related options and short equity swap contracts to hedge against an equity risk already generally present in the Fund.

Anticipatory Hedging: In anticipation of significant purchases of a security or securities, the Fund may hedge market risk (the risk of not being invested in the securities) by purchasing long futures contracts or entering into long equity swap contracts to obtain market exposure until the purchase is completed. Conversely, in anticipation of significant cash redemptions, the Fund may sell futures contracts or enter into short equity swap contracts to allow it to dispose of securities in a more orderly fashion.

The Fund is not subject to any limit on the absolute face value of derivatives used for hedging purposes.

Investment


The Fund may use derivatives (particularly long futures contracts, related options, and long equity swap contracts) instead of investing directly in securities, including using equity derivatives to "equitize" cash balances held by the Fund (e.g., creating equity exposure through the use of futures contracts or other derivative instruments). If a foreign equity derivative provides a return in a local currency, the Fund may purchase a foreign currency forward in conjunction with foreign equity derivatives to achieve the effect of investing directly. The Fund may also use long derivatives in conjunction with short hedging transactions to adjust the weights of the Fund's underlying equity portfolio to a level the Manager believes is the optimal exposure to individual countries and equities.


Risk Management - Synthetic Sales and Purchases


The Fund may use equity futures, related options, and equity swap contracts to achieve what the Manager believes to be optimal exposure to indices, individual countries, and/or stocks. From time to time, derivatives may be used prior to actual sales and purchases.


For example, if the Fund holds a large proportion of stocks of companies in a particular industry and the Manager believes that stocks of companies in another industry will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically "sell" a portion of the Fund's portfolio) in combination with a long futures contract on another index (to synthetically "buy" exposure to that index). Long and short equity swap contracts and contracts for differences also may be used for these purposes. If a derivative position is non-U.S. dollar denominated, a foreign currency forward may be used in conjunction with a long derivative position to achieve the effect of investing directly. Equity derivatives (and corresponding currency forwards) used to effect synthetic sales and purchases generally will be unwound as actual portfolio securities are sold and purchased.



Other Uses



The Fund may employ additional derivatives strategies to help implement its investment strategies.



Foreign Currency Derivative Transactions That May be Employed by the Fund


Buying and selling spot currencies

Forward foreign currency contracts

Currency futures contracts and related options

Options on currencies

Currency swap contracts

Uses of Foreign Currency Derivative Transactions by the Fund

Hedging

Traditional Hedging: The Fund may use derivatives - generally short forward or futures contracts - to hedge back into the U.S. dollar the foreign currency risk inherent in its portfolio. The Fund is not required to hedge its currency risk.

Anticipatory Hedging: When the Fund enters into a contract for the purchase of, or anticipates the need to purchase, a security denominated in a foreign currency, it may "lock in" the U.S. dollar price of the security by buying the foreign currency on the spot market or using currency forwards or futures.


Cross Hedging: The Fund may hedge exposure to a foreign currency by using derivatives that hedge that risk to a third currency, not necessarily the U.S. dollar. For example, if the Fund holds Japanese stocks, but the Manager believes the Yen is likely to decline against the Euro (but not necessarily the U.S. dollar), the Manager may implement a cross hedge to take a short position in the Yen and take a long position in the Euro. This may be implemented with a traditional hedge of the Yen to U.S. dollars in addition to a purchase of Euros using those U.S. dollars.


Proxy Hedging: The Fund may hedge the exposure of a given foreign currency by using an instrument denominated in a different currency that the Manager believes is highly correlated to the currency being hedged.

Investment

The Fund may enter into currency forwards or futures contracts in conjunction with entering into a futures contract on a foreign index to create synthetic foreign currency denominated securities.

Risk Management

Subject to the limitations described below, the Fund may use foreign currency derivatives for risk management. Thus, the Fund may have foreign currency exposure that is significantly different than the currency exposure represented by its portfolio investments. That exposure may include long and short exposure to particular currencies beyond the exposure represented by the Fund's investment in securities denominated in that currency.


The net long exposure of the Fund to equity securities or markets (including direct investment in securities and long derivative positions in securities and/or indexes of securities) typically will not exceed 100% of its net assets. However, occasionally a large redemption may result in a temporary net long exposure of over 100% of the Fund's net assets. The Fund's net aggregate foreign currency exposure typically will not exceed 100% of its net assets. However, the Fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments.


                                 TRACKING ERROR


The Manager may consider the Fund's "tracking error" in constructing its portfolio. Tracking error is a measure of the risk of a portfolio return relative to a benchmark. It is a calculation of the standard deviation of the return of a portfolio less the return of the portfolio's benchmark. For example, if an equity fund had a tracking error of 4% versus the S&P 500, the annualized volatility of its return less the S&P 500's return would be 4%.


                             INVESTMENT RESTRICTIONS

Fundamental Restrictions:





The following are Fundamental Restrictions of the Fund, which may not be changed without shareholder approval:



(1) The Fund may not borrow money except under the following circumstances: (i) the Fund may borrow money from banks so long as after such a transaction, the total assets (including the amount borrowed) less liabilities other than debt obligations, represent at least 300% of outstanding debt obligations; (ii) the Fund may also borrow amounts equal to an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes, such as for the clearance and settlement of portfolio transactions and to meet shareholder redemption requests; (iii) the Fund may enter into transactions that are technically borrowings under the 1940 Act because they involve the sale of a security coupled with an agreement to repurchase that security (e.g., reverse repurchase agreements, dollar rolls, and other similar investment techniques) without regard to the asset coverage restriction described in (i) above, so long as and to the extent that the Fund's custodian earmarks and maintains cash and/or high grade debt securities equal in value to its obligations in respect of these transactions.

Under current pronouncements of the SEC staff, the above types of transactions are not treated as involving senior securities so long as and to the extent that the Fund's custodian earmarks and maintains liquid assets, such as cash, U.S. government securities or other appropriate assets equal in value to its obligations in respect of these transactions.


(2) The Fund may not purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities. (For this purpose, the deposit or payment of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.)



(3) The Fund may not make short sales of securities or maintain a short position for the Fund's account unless at all times when a short position is open the Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.



(4) The Fund may not underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.



(5) The Fund may not purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate.



(6) The Fund may not make loans, except by purchase of debt obligations or by entering into repurchase agreements or through the lending of the Fund's portfolio securities. Loans of portfolio securities may be made with respect to up to 33 1/3% of the Fund's total assets.



(7) The Fund may not concentrate more than 25% of the value of its total assets in any one industry.



(8) The Fund may not purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options thereon.



(9) The Fund may not issue senior securities, as defined in the 1940 Act and as amplified by rules, regulations and pronouncements of the SEC. The SEC has concluded that even though reverse repurchase agreements, firm commitment agreements, and standby commitment agreements fall within the functional meaning of the term "evidence of indebtedness," the issue of compliance with Section 18 of the 1940 Act will not be raised with the SEC by the Division of Investment Management if the Fund covers such securities by earmarking and maintaining certain assets on the books and records of the Fund's custodian. Similarly, so long as such earmarked assets are maintained, the issue of compliance with
Section 18 will not be raised with respect to any of the following: any swap contract or contract for differences; any pledge or encumbrance of assets permitted by Non-Fundamental Restriction (4) below; any borrowing permitted by Fundamental Restriction (1) above; any collateral arrangements with respect to initial and variation margin permitted by Non-Fundamental Restriction (4) below; and the purchase or sale of options, forward contracts, futures contracts or options on futures contracts.

Non-Fundamental Restrictions:


The following are Non-Fundamental Investment Restrictions of the Fund, which may be changed by the Trustees without shareholder approval:



(1) The Fund may not buy or sell oil, gas, or other mineral leases, rights or royalty contracts.



(2) The Fund may not make investments for the purpose of gaining control of a company's management.



(3) The Fund may not invest more than 15% of its net assets in illiquid securities. For this purpose, "illiquid securities" may include certain restricted securities under the Federal securities laws (including illiquid securities eligible for resale under Rules 144 or 144A), repurchase agreements, and securities that are not readily marketable. To the extent the Trustees determine that restricted securities eligible for resale under Rules 144 or 144A (safe harbor rules for resales of securities acquired under Section 4(2) private placements) under the Securities Act of 1933, repurchase agreements and securities that are not readily marketable, are in fact liquid, they will not be included in the 15% limit on investment in illiquid securities.


Repurchase agreements maturing in more than seven days are considered illiquid, unless an agreement can be terminated after a notice period of seven days or less.

For so long as the SEC maintains the position that most swap contracts, caps, floors, and collars are illiquid, the Fund will continue to designate these instruments as illiquid for purposes of its 15% illiquid limitation unless the instrument includes a termination clause or has been determined to be liquid based on a case-by-case analysis pursuant to procedures approved by the Trustees.


(4) The Fund may not pledge, hypothecate, mortgage, or otherwise encumber its assets in excess of 33 1/3% of the Fund's total assets (taken at cost). (For the purposes of this restriction, collateral arrangements with respect to swap agreements, the writing of options, stock index, interest rate, currency or other futures, options on futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets. The deposit of securities or cash or cash equivalents in escrow in connection with the writing of covered call or put options, respectively, is not deemed to be a pledge or encumbrance.)



(5) The Fund may not change its policy adopted pursuant to Rule 35d-1 under the 1940 Act (the "Name Policy") as set forth under the Fund's "Principal investment strategies" in the Prospectus without providing the Fund's shareholders with a notice meeting the requirement of Rule 35d-1(c) at least 60 days prior to such change.



For purposes of the Name Policy, the Fund considers the term "invest" to include both direct investing and indirect investing and the term "investments" to include both direct investments and indirect investments (for instance, the Fund may invest indirectly or make an indirect investment by investing in another Fund or in derivatives and synthetic instruments with economic characteristics similar to the underlying asset), and the Fund may achieve exposure to a particular investment, industry, country, or geographic region through directing investing or indirect investing and/or direct investments or indirect investments.


Except as indicated above in Fundamental Restriction (1), all percentage limitations on investments set forth herein and in the Prospectus will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.


The phrase "shareholder approval," as used in the Prospectus and in this Statement of Additional Information, and the phrases "vote of a majority of the outstanding voting securities," and "the approval of shareholders," as used herein with respect to the Fund, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Except for policies and restrictions that are explicitly described as fundamental in the Prospectus or this Statement of Additional Information, the investment policies and restrictions of the Fund may be changed by the Trust's Trustees without the approval of shareholders of the Fund. Policies and restrictions of the Fund that are explicitly described as fundamental in the Prospectus or this Statement of Additional Information cannot be changed without the approval of shareholders of the Fund.



When used in connection with the Fund's Name Policy, the Manager uses the terms "invest," "investments," "assets," and "tied economically" as defined in the Prospectus.


                        DETERMINATION OF NET ASSET VALUE


The net asset value per share of the Fund will be determined as of the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern time. Please refer to "Determination of Net Asset Value" in the Prospectus for additional information.


                                  DISTRIBUTIONS

The Prospectus describes the distribution policies of the Fund under the heading "Distributions and Taxes." The Fund maintains a policy in all cases to pay its shareholders, as dividends, substantially all net investment income and to distribute annually all net realized capital gains, if any, after offsetting any available capital loss carryovers. The Fund generally maintains a policy to make distributions at least annually, sufficient to avoid the imposition of a nondeductible 4% excise tax on certain undistributed amounts of investment company taxable income and capital gain net income. The Fund also may make unscheduled distributions of net income, short-term capital gains, and/or long-term capital gains prior to large shareholder redemptions from the Fund.

                                      TAXES

TAX STATUS AND TAXATION OF THE FUND

The Fund is treated as a separate taxable entity for federal income tax purposes. The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things:

(a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities, and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

(b) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid--generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year; and


(c) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies ("underlying funds"), and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships (as defined below). In the case of the Fund's investments in loan participations, the Fund shall treat a financial intermediary as an issuer for the purposes of meeting this diversification requirement.


In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership
(i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (c) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

If the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, defined below).

If the Fund were to fail to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the undistributed amounts. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although the Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (e.g., the payment of excise tax amount deemed by the Fund to be de minimis).


Capital losses in excess of capital gains ("Net Capital Losses") are not permitted to be deducted against other income. The Fund may carry Net Capital Losses forward for eight years. However, the Fund will not be able to utilize any Net Capital Losses remaining at the conclusion of the eighth taxable year succeeding the taxable year in which such Net Capital Loss arose. All Net Capital Losses carried forward are treated as short term and will offset short-term capital gain before offsetting long-term capital gain in the year in which they are utilized. While the issuance or redemption of shares in the Fund will generally not affect the Fund's ability to use Net Capital Losses in succeeding taxable years, the Fund's ability to utilize Net Capital Losses may be limited as a result of certain (i) acquisitive reorganizations and (ii) shifts in the ownership of the Fund by a shareholder owning or treated as owning 5 percent of the stock of the Fund.


TAXATION OF FUND DISTRIBUTIONS AND SALES OF FUND SHARES

The Fund's shareholders may include other funds of the Trust. The following summary does not discuss the tax consequences to the shareholders of those other funds of distributions by those funds or of the sale of shares of those funds. Shareholders of the funds should consult the prospectuses and statements of additional information of those funds for a discussion of the tax consequences to them.

The sale, exchange, or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gains if the shares have been held for more than one year and as short-term capital gains if the shares have been held for not more than one year. However, depending on a shareholder's percentage ownership in the Fund, a partial redemption of Fund shares could cause the shareholder to be treated as receiving a dividend, taxable as ordinary income in an amount equal to the full amount of the distribution, rather than capital gain income.

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder may have owned shares in the Fund. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends ("Capital Gain Dividends") will be taxable to shareholders as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable to shareholders as ordinary income. For taxable years beginning before January 1, 2009, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (i) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (ii) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (iii) if the recipient elects to have the dividend income treated as investment interest, or
(iv) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.



In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares. In any event, if the qualified dividend income received by the Fund during any taxable year is 95% or more of its gross income, then 100% of the Fund's dividends (other than Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.


If the Fund receives dividends from an underlying fund, and the underlying fund designates such dividends as "qualified dividend income," then the Fund may, in turn, designate a portion of its distributions as "qualified dividend income" as well, provided the Fund meets the holding period and other requirements with respect to shares of the underlying fund.


Long-term capital gain rates applicable to most individuals have been temporarily reduced to 15% (with lower rates applying to taxpayers in the 10% and 15% rate brackets) for taxable years beginning before January 1, 2009.



Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term capital loss to the extent of any Capital Gain Dividends received by a shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.


A distribution paid to shareholders by the Fund in January of a year generally is deemed to have been received by shareholders on December 31 of the preceding year, if the distribution was declared and payable to shareholders of record on a date in October, November, or December of that preceding year. The Trust will provide federal tax information annually, including information about dividends and distributions paid during the preceding year to taxable investors and others requesting such information.

If the Fund makes a distribution to its shareholders in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of each shareholder's tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces the shareholder's tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by such shareholder of the shares.

Dividends and distributions on the Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such dividends and distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed.


For corporate shareholders (other than S corporations), the dividends-received deduction will generally apply (subject to a holding period requirement imposed by the Code) to the Fund's dividends paid from investment income to the extent derived from dividends received from U.S. corporations. However, any distributions received by the Fund from real estate investment trusts ("REITs") will not qualify for the corporate dividends-received deduction.


Under current law, the Fund serves to block unrelated business taxable income ("UBTI") from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if either: (i) the Fund invests in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"); or
(ii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). If a charitable remainder trust (as defined in Code Section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year. The Fund may invest in REITs that hold residual interests in REMICs.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisor to determine the suitability of shares of the Fund as an investment through such plans.

BACKUP WITHHOLDING

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges, or redemptions made by any individual shareholder (including any foreign individual) who fails to furnish the Fund with a correct taxpayer identification number, who has under-reported dividends or interest income, or who fails to certify to the Fund that he or she is a United States person and is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding tax rate will be 31% for amounts paid after

December 31, 2010. Distributions will not be subject to backup withholding to the extent they are subject to the withholding tax on foreign persons described in the next paragraph. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.

WITHHOLDING ON DISTRIBUTIONS TO FOREIGN INVESTORS

Dividend distributions (including distributions derived from short-term capital gains) are in general subject to a U.S. withholding tax of 30% when paid to a nonresident alien individual, foreign estate or trust, a foreign corporation, or a foreign partnership ("foreign shareholder"). Persons who are resident in a country, such as the U.K., that has an income tax treaty with the U.S. may be eligible for a reduced withholding rate (upon filing of appropriate forms), and are urged to consult their tax advisors regarding the applicability and effect of such a treaty. Distributions of Capital Gain Dividends paid by the Fund to a foreign shareholder, and any gain realized upon the sale of Fund shares by such a shareholder, will ordinarily not be subject to U.S. taxation, unless the recipient or seller is a nonresident alien individual who is present in the United States for more than 182 days during the taxable year. However, such distributions and sale proceeds may be subject to backup withholding, unless the foreign investor certifies his non-U.S. residency status. Also, foreign shareholders with respect to whom income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares, and, in the case of a foreign corporation, may also be subject to a branch profits tax. Again, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results, and are urged to consult their tax advisors.


Under the American Jobs Creation Act of 2004 (the "2004 Act"), effective for taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008, the Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign shareholder that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, that is within certain foreign countries that have inadequate information exchange with the United States, or to the extent the dividend is attributable to interest paid by a person that is a related person of an individual foreign shareholder and the foreign shareholder is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign shareholder, to the extent such distributions are properly designated by the Fund (the "interest-related dividends"), and (ii) with respect to distributions (other than distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund (the "short-term capital gain dividends"). The Fund may opt not to designate dividends as interest-related dividends or short-term capital gain dividends to the full extent permitted by the Code.

The fact that the Fund may achieve its investment objective by investing in underlying funds will generally not adversely affect the Fund's ability to pass on to foreign shareholders the full benefit of the interest-related dividends and short-term capital gain dividends that it receives from its underlying investments in the funds, except possibly to the extent that (i) interest-related dividends received by the Fund are offset by deductions allocable to the Fund's qualified interest income or (ii) short-term capital gain dividends received by the Fund are offset by the Fund's net short- or long-term capital losses, in which case the amount of a distribution from the Fund to a foreign shareholder that is properly designated as either an interest-related dividend or a short-term capital gain dividend, respectively, may be less than the amount that such shareholder would have received had they invested directly in the underlying funds.

If a beneficial holder who is a foreign shareholder has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at ordinary income tax rates.

The 2004 Act modifies the tax treatment of distributions from the Fund that are paid to a foreign shareholder and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" such as REITs. The Code deems any corporation that holds (or held during the previous five-year period) USRPIs with a fair market value equal to 50% or more of the fair market value of the corporation's U.S. and foreign real property assets and other assets used or held for use in a trade or business to be a U.S. real property holding corporation; however, if any class of stock of a corporation is traded on an established securities market, stock of such class shall be treated as a USRPI only in the case of a person who holds more than 5% of such class of stock at any time during the previous five-year period. Under the 2004 Act, which is generally effective for taxable years of regulated investment companies beginning after December 31, 2004 and which applies to dividends paid or deemed paid on or before December 31, 2007, distributions to foreign shareholders attributable to gains from the sale or exchange of USRPIs will give rise to an obligation for those foreign shareholders to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations.

Under U.S. federal tax law, a beneficial holder of shares who is a foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute USRPIs or (effective for taxable years of the Fund beginning after December 31, 2004) the Capital Gain Dividends are paid or deemed paid on or before December 31, 2007 and are attributable to gains from the sale or exchange of USRPIs. Effective after December 31, 2004, and before January 1, 2008, if the Fund is a U.S. real property holding corporation (as described above) the Fund's shares will nevertheless not constitute USRPIs if the Fund is a "domestically controlled qualified investment entity," which is defined to include a RIC that, at all times during the shorter of the 5-year period ending on the date of the disposition or the period during which the RIC was in existence, had less than 50 percent in value of its stock held directly or indirectly by foreign shareholders. Foreign shareholders in the Fund should consult their tax advisors with respect to the potential application of the 2004 Act.

FOREIGN TAXES

The Fund's investments in foreign securities may be subject to foreign withholding taxes on dividends, interest, or capital gains which will decrease the Fund's yield. Foreign withholding taxes may be reduced under income tax treaties between the United States and certain foreign jurisdictions. Depending on the number of non-U.S. shareholders in the Fund, however, such reduced foreign withholding tax rates may not be available for investments in certain jurisdictions.


If, at the end of the fiscal year, more than 50% of the value of the total assets of the Fund is represented by direct investments in stock or securities of foreign corporations, the Fund may make an election with respect to the relevant Fund which allows shareholders whose income from the Fund is subject to U.S. taxation at the graduated rates applicable to U.S. citizens, residents or domestic corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return. In such a case, the amount of qualified foreign income taxes paid by the Fund would be treated as additional income to Fund shareholders from non-U.S. sources and as foreign taxes paid by Fund shareholders. Investors should consult their tax advisors for further information relating to the foreign tax credit and deduction, which are subject to certain restrictions and limitations (including a holding period requirement applied at both the Fund and shareholder level imposed by the Code). Shareholders of the Fund whose income from the Fund is not subject to U.S. taxation at the graduated rates applicable to U.S. citizens, residents or domestic corporations may receive substantially different tax treatment of distributions by the Fund, and may be disadvantaged as a result of the election described in this paragraph.


Under current law, the Fund cannot pass through to shareholders foreign tax credits borne in respect of foreign securities income earned by underlying funds. In general, the Fund may only elect to pass through to its shareholders foreign income taxes it pays provided that it directly holds more than 50% of its assets in foreign stock and securities at the close of its taxable year. Foreign securities held indirectly through an underlying fund do not contribute to this 50% threshold. Due to the complexity and uncertainty surrounding the appropriate U.S. treatment of some foreign country withholding taxes, the Fund may opt not to pass through to shareholders all or some of the foreign taxes paid by the Fund.

TAX IMPLICATIONS OF CERTAIN INVESTMENTS


Certain of the Fund's investments, including investments in assets "marked to the market" for federal income tax purposes, debt obligations issued or purchased at a discount, and potentially so-called "indexed securities" (including inflation-indexed bonds), may create taxable income in excess of the cash they generate. In such cases, the Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.



The Fund's transactions in options, futures contracts, hedging transactions, forward contracts, straddles, swaps, and foreign currencies may accelerate income, defer losses, cause adjustments in the holding periods of the Fund's securities and convert long-term capital gains into short-term capital gains and short-term capital losses into long-term capital losses. These transactions may affect the amount, timing, and character of distributions to shareholders.


The Fund's participation in repurchase agreements and loans of securities may affect the amount, timing, and character of distributions to shareholders. With respect to any security subject to a repurchase agreement or a securities loan, any (i) amounts received by the Fund in place of dividends earned on the security during the period that such security was not directly held by the Fund will not give rise to qualified dividend income and (ii) withholding taxes accrued on dividends during the period that such security was not directly held by the Fund will not qualify as a foreign tax paid by the Fund and therefore cannot be passed through to shareholders even if the Fund meets the requirements described in "Foreign Taxes," above.

If the Fund invests in shares of underlying funds taxed as regulated investment companies, its distributable income and gains will normally consist, in part, of distributions from underlying funds and gains and losses on the disposition of shares of underlying funds. To the extent that an underlying fund realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its share of those losses (so as to offset distributions of net income or capital gains from other underlying funds) until it disposes of shares of the underlying fund. Moreover, even when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, the Fund will not be able to offset any capital losses from its dispositions of underlying fund shares against its ordinary income (including distributions of any net short-term capital gains realized by an underlying fund). As a result of the foregoing rules, and certain other special rules, the amounts of net investment income and net capital gains that the Fund will be required to distribute to shareholders may be greater than such amounts would have been had the Fund invested directly in the securities held by the underlying funds, rather than investing in shares of the underlying funds. For similar reasons, the character of distributions from the Fund (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the underlying funds.

Depending on the Fund's percentage ownership in an underlying fund both before and after a redemption of underlying fund shares, the Fund's redemption of shares of such underlying fund may cause the Fund to be treated as receiving a dividend taxable as ordinary income on the full amount of the distribution instead of receiving capital gain income on the shares of the underlying fund. This would be the case where the Fund holds a significant interest in an underlying fund and redeems only a small portion of such interest.


Special tax considerations apply if the Fund invests in investment companies taxed as partnerships. In general, the Fund will not recognize income earned by such an investment company until the close of the investment company's taxable year. However, the Fund will recognize such income as it is earned by the investment company for purposes of determining whether it is subject to the 4 percent excise tax. Therefore, if the Fund and such an investment company have different taxable years, the Fund may be compelled to make distributions in excess of the income recognized from such an investment company in order to avoid the imposition of the 4 percent excise tax.






The Fund's investments in certain passive foreign investment companies ("PFICs") could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, if the Fund is in a position to treat such a passive foreign investment company as a "qualified electing fund" ("QEF"), the Fund will be required to include its share of the company's income and net capital gain annually, regardless of whether it receives any distribution from the company. Alternately, the Fund may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return. A fund that indirectly invests in PFICs by virtue of the fund's investment in other investment companies may not make such elections; rather, the underlying investment companies directly investing in PFICs would decide whether to make such elections. Dividends paid by PFICs will not be eligible to be treated as "qualified dividend income."


A PFIC is any foreign corporation in which (i) 75% or more of the gross income for the taxable year is passive income, or (ii) the average percentage of the assets (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

LOSS OF REGULATED INVESTMENT COMPANY STATUS

If the Fund were to not qualify for taxation as a regulated investment company for any taxable year, the Fund's income would be taxed at the Fund level at regular corporate rates, and all distributions from earnings and profits, including distributions of net long-term capital gains and net tax-exempt income, generally would be taxable to shareholders as ordinary income. Such distributions generally would be eligible (i) to be treated as "qualified dividend income" in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate shareholders. In addition, in order to requalify for taxation as a regulated investment company that is accorded special tax treatment, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest on such gains, and make certain substantial distributions.


TAX SHELTER REPORTING REGULATIONS

If a shareholder realizes a loss on disposition of the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.

This section relates only to U.S. federal income tax consequences of investing in the Fund for shareholders who are U.S. citizens, residents or domestic corporations. The consequences under other tax laws may differ. Shareholders should consult their tax advisors about the precise tax consequences of an investment in the Fund in light of their particular tax situation, including possible foreign, state, local or other applicable tax laws.

                             MANAGEMENT OF THE TRUST

The following tables present information regarding each Trustee and officer of the Trust as of the date of this Statement of Additional Information. Each Trustee's and officer's date of birth ("DOB") is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust's governing documents. Each of the Trustees of the Trust is not an "interested person" of the Trust, as such term is used in the 1940 Act. Because the Fund does not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

                                                                                                  NUMBER OF
NAME, DATE OF BIRTH, AND                                                                        PORTFOLIOS IN
    POSITION(S) HELD                   LENGTH OF                   PRINCIPAL OCCUPATION(S)       FUND COMPLEX           OTHER
     WITH THE TRUST                   TIME SERVED                    DURING PAST 5 YEARS           OVERSEEN      DIRECTORSHIPS HELD
------------------------  ----------------------------------  --------------------------------  -------------  ---------------------
Donald W. Glazer, Esq.    Chairman of the Board of Trustees   Consultant--Business and Law(1);       [58]      None
Chairman of the Board of  since March 2005; Lead Independent  Vice Chair (since 2002) and
Trustees                  Trustee (September 2004-March       Secretary, Provant, Inc.; Author
DOB: 07/26/1944           2005); Trustee since December 2000  of Legal Treatises.

Jay O. Light Trustee      Since May 1996                      Dean (since April 2006), Acting        [58]      Director of Harvard
DOB: 10/03/1941                                               Dean (August 2005-April 2006),                   Management Company,
                                                              Senior Associate Dean                            Inc.(2) and Verde,
                                                              (1998-2005), and Professor of                    Inc.; Director of
                                                              Business Administration, Harvard                 Partners HealthCare
                                                              Business School.                                 System, Inc. and
                                                                                                               Chair of its
                                                                                                               Investment
                                                                                                               Committee.(3)

W. Nicholas Thorndike     Since March 2005                    Director or trustee of various          [58]     Director of Courier
Trustee                                                       corporations and charitable                      Corporation (a book
DOB: 03/28/1933                                               organizations, including Courier                 publisher and
                                                              Corporation (a book publisher                    manufacturer); Member
                                                              and manufacturer) (July                          of the Investment
                                                              1989-present); Putnam Funds                      Committee of Partners
                                                              (December 1992-June 2004); and                   HealthCare System,
                                                              Providence Journal (a newspaper                  Inc. (3)
                                                              publisher) (December
                                                              1986-December 2003).


OFFICERS


                        POSITION(S) HELD WITH THE                                        PRINCIPAL OCCUPATION(S)
NAME AND DATE OF BIRTH            TRUST               LENGTH OF TIME SERVED                DURING PAST 5 YEARS
----------------------  -------------------------  ---------------------------  ----------------------------------------
Scott Eston             President and Chief        President and Chief          Chief Financial Officer, Chief Operating
DOB: 01/20/1956         Executive Officer          Executive Officer since      Officer and Member, Grantham, Mayo, Van
                                                   October 2002; Vice           Otterloo & Co. LLC.
                                                   President,


----------

(1) As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2004 and December 31, 2005, these entities paid $373,499 and $489,128, respectively, in legal fees and disbursements to Goodwin.



(2)  Harvard Management Company, Inc. is a client of the Manager.



(3)  Partners HealthCare System, Inc. is a client of the Manager.

                                                   August 1998-October 2002.

Susan Randall Harbert   Treasurer                  Treasurer since February     Member, Grantham, Mayo, Van Otterloo &
DOB: 04/25/1957                                    1998; Chief Financial        Co. LLC.
                                                   Officer, February
                                                   2000-March 2006.

Brent C. Arvidson       Assistant Treasurer        Since August 1998.           Senior Fund Administrator, Grantham,
DOB: 06/26/1969                                                                 Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett     Assistant Treasurer        Since September 2004.        Fund Administration Staff, Grantham,
DOB: 10/24/1968                                                                 Mayo, Van Otterloo & Co. LLC (June
                                                                                2004-present); Vice President, Director
                                                                                of Tax, Columbia Management Group
                                                                                (2002-2004) and Senior Tax Manager
                                                                                (2000-2002), PricewaterhouseCoopers LLP.

Michael E. Gillespie    Chief Compliance Officer   Since March 2005.            Vice President of Compliance (June
DOB: 02/18/1958                                                                 2004-February 2005) and Director of
                                                                                Domestic Compliance (March 2002-June
                                                                                2004), Fidelity Investments; Vice
                                                                                President and Senior Counsel, State
                                                                                Street Bank and Trust Company (May
                                                                                1998-March 2002).

Jason B. Harrison       Clerk                      Since March 2006.            Legal Counsel, Grantham, Mayo, Van
DOB: 01/29/1977                                                                 Otterloo & Co. LLC (since February 2006)
                                                                                and Attorney, Ropes & Gray LLP
                                                                                (September 2002-February 2006).

David L. Bohan          Vice President and         Vice President since March   Legal Counsel, Grantham, Mayo, Van
DOB: 06/21/1964         Assistant Clerk            2005; Assistant Clerk        Otterloo & Co. LLC (September
                                                   since March 2006; Clerk,     2003-present); Attorney, Goodwin Procter
                                                   March 2005-March 2006.       LLP (September 1996-September 2003).

Scott D. Hogan          Vice President and         Vice President since June    Legal Counsel, Grantham, Mayo, Van
DOB: 01/06/1970         Assistant Clerk            2005; Assistant Clerk        Otterloo & Co. LLC.
                                                   since March 2006;
                                                   Secretary, June 2005-March
                                                   2006; Chief Compliance
                                                   Officer, October 2004 -
                                                   February

                                                   2005.

Julie L. Perniola       Vice President             Vice President, February,    Chief Compliance Officer, Grantham,
DOB: 10/07/1970                                    2003-present; Anti-Money     Mayo, Van Otterloo & Co. LLC.
                                                   Laundering Compliance
                                                   Officer, February 2003 -
                                                   December 2004.

Cheryl Wakeham          Anti-Money Laundering      Anti-Money Laundering        Manager, Client Service Administration,
DOB: 10/29/1958         Officer                    Officer since December       Grantham, Mayo, Van Otterloo & Co. LLC.
                                                   2004; Vice President,
                                                   December 2004-March 2006..



TRUSTEES' RESPONSIBILITIES. Under the provisions of the GMO Declaration of Trust, the Trustees manage the business of the Trust, an open-end management investment company. The Trustees have all powers necessary or convenient to carry out that responsibility, including the power to engage in securities transactions on behalf of the Trust. Without limiting the foregoing, the Trustees may: adopt By-Laws not inconsistent with the Declaration of Trust providing for the regulation and management of the affairs of the Trust; amend and repeal By-Laws to the extent that such By-Laws do not reserve that right to the shareholders; fill vacancies in or remove members of the Board of Trustees (including any vacancies created by an increase in the number of Trustees); remove members of the Board of Trustees with or without cause; elect and remove such officers and appoint and terminate agents as they consider appropriate; appoint members of the Board of Trustees to one or more committees consisting of two or more Trustees, which may exercise the powers and authority of the Trustees, and terminate any such appointments; employ one or more custodians of the assets of the Trust and authorize such custodians to employ subcustodians and to deposit all or any part of such assets in a system or systems for the central handling of securities or with a Federal Reserve Bank; retain a transfer agent or a shareholder servicing agent, or both; provide for the distribution of Shares by the Trust, through one or more principal underwriters or otherwise; set record dates for the determination of Shareholders with respect to various matters; and in general delegate such authority as they consider desirable to any officer of the Trust, to any committee of the Trustees, and to any agent or employee of the Trust or to any such custodian or underwriter.



The Board of Trustees has three standing committees: the Audit Committee, the Pricing Committee and the Governance Committee. During the fiscal year ended February 28, 2006, the Audit Committee held five meetings; the Pricing Committee held nine meetings; and the Governance Committee held four meetings.



The Committees assist the Board of Trustees in performing its functions under the 1940 Act and Massachusetts law. The Audit Committee provides oversight with respect to the Trust's accounting, its financial reporting policies and practices, the quality and objectivity of the Trust's financial statements and the independent audit of those statements. In addition, the Audit

Committee appoints, determines the independence and compensation of, and oversees the work of the Funds' independent auditors and acts as a liaison between the Trust's independent auditors and the Board of Trustees. Mr. Thorndike and Mr. Glazer are members of the Audit Committee, and Mr. Light is an alternate member of the Audit Committee. Mr. Thorndike is the Chairman of the Audit Committee. The Pricing Committee oversees the valuation of the Funds' securities and other assets. The Pricing Committee also reviews and makes recommendations regarding the Trust's Pricing Policies and, to the extent required by the Pricing Policies, determines the fair value of the Funds' securities or other assets, as well as performs such other duties as may be delegated to it by the Board. Mr. Light and Mr. Thorndike are members of the Pricing Committee, and Mr. Glazer is an alternate member of the Pricing Committee. Mr. Light is the Chairman of the Pricing Committee. The Governance Committee oversees general Fund governance-related matters, including making recommendations to the Board of Trustees relating to Trust governance, performing functions mandated by the Investment Company Act, as delegated to it by the Board of Trustees, considering the skills, qualifications, and independence of the Trustees, proposing candidates to serve as Trustees, and overseeing the determination that any person serving as legal counsel for the Independent Trustees meets the Investment Company Act requirements for being "independent legal counsel." Mr. Glazer and Mr. Light are members of the Governance Committee, and Mr. Thorndike is an alternate member of the Governance Committee. Mr. Glazer is the Chairman of the Governance Committee.



Shareholders may recommend nominees to the Board of Trustees by writing the Board of Trustees, c/o GMO Trust Chief Compliance Officer, GMO Trust, 40 Rowes Wharf, Boston, Massachusetts 02110. A recommendation must (i) be in writing and signed by the shareholder, (ii) identify the Fund to which it relates, and (iii) identify the class and number of shares held by the shareholder.


























Trustee Fund Ownership


The following table sets forth ranges of the current Trustees' direct beneficial share ownership in the Fund offered in the Prospectus and the aggregate dollar ranges of their direct beneficial share ownership in all Funds of the Trust (including Funds not offered in the Prospectus) as of December 31, 2005.









                                             AGGREGATE DOLLAR RANGE OF
                                              SHARES DIRECTLY OWNED IN
                                               ALL FUNDS OF THE TRUST
                         DOLLAR RANGE OF     (WHETHER OR NOT OFFERED IN
                         SHARES DIRECTLY    THE PROSPECTUS) OVERSEEN BY
         NAME           OWNED IN THE FUND             TRUSTEE
         ----           -----------------   ---------------------------
DONALD W. GLAZER          Over $100,000            Over $100,000
JAY O. LIGHT                   None                     None
W. NICHOLAS THORNDIKE          None                     None

The following table sets forth ranges of Mr. Glazer's indirect beneficial share ownership in the Fund offered in the Prospectus and the aggregate dollar range of his indirect beneficial share ownership in all Funds of the Trust (including Funds not offered in the Prospectus), as of December 31, 2005, by virtue of his direct ownership of shares of certain Funds (as disclosed in the table immediately above) that invest in other Funds of the Trust and of other private investment companies managed by the Manager that invest in Funds of the Trust.



                                         AGGREGATE DOLLAR RANGE OF
                                         SHARES INDIRECTLY OWNED IN
                                           ALL FUNDS OF THE TRUST
                     DOLLAR RANGE OF     (WHETHER OR NOT OFFERED IN
                    SHARES INDIRECTLY   THE PROSPECTUS) OVERSEEN BY
       NAME         OWNED IN THE FUND             TRUSTEE
       ----         -----------------   ---------------------------
DONALD W. GLAZER           None                Over $100,000



Trustee Ownership of Securities Issued by the Manager or Principal Underwriter


None.

Trustee Ownership of Related Companies


The following table sets forth information about securities owned by the Trustees and their family members as of December 31, 2005 in entities directly or indirectly controlling, controlled by, or under common control with the Manager or Funds Distributor, Inc., the Fund's principal underwriter.



                      NAME OF
     NAME OF       OWNER(S) AND
 NON-INTERESTED    RELATIONSHIP                           TITLE OF      VALUE OF
     TRUSTEE        TO TRUSTEE          COMPANY            CLASS       SECURITIES   % OF CLASS
 --------------    ------------   -------------------   -----------   -----------   ----------
Donald W. Glazer       Self       GMO Tax-Managed       Limited       $443,040(2)    4.13%(3)
                                  Absolute Return       partnership
                                  Fund, a private       interest-
                                  investment company    Class C
                                  managed by the
                                  Manager.(1)

                                  GMO Multi-Strategy    Limited       $976,300(2)    0.14%(3)
                                  Fund (Offshore), a    partnership
                                  private investment    interest-
                                  company managed by    Class A
                                  the Manager.(1)

                      NAME OF
     NAME OF       OWNER(S) AND
 NON-INTERESTED    RELATIONSHIP                           TITLE OF      VALUE OF
     TRUSTEE        TO TRUSTEE          COMPANY            CLASS       SECURITIES   % OF CLASS
 --------------    ------------   -------------------   -----------   -----------   ----------
                                  GMO Brazil            Limited             $0(2)    1.95%
                                  Sustainable Forest    partnership
                                  Fund, LP, a private   interest
                                  investment company
                                  managed by
                                  Renewable Resources
                                  LLC, an affiliate
                                  of the Manager.(4)

                                  GMO Brazil            Limited             $0(2)    1.94%
                                  Sustainable Forest    partnership
                                  Fund 2, LP, a         interest
                                  private investment
                                  company managed by
                                  Renewable Resources
                                  LLC, an affiliate
                                  of the Manager.(4)

Jay O. Light            N/A       None                  N/A                N/A        N/A

W. Nicholas             N/A       None                  N/A                N/A        N/A
Thorndike


(1) The Manager may be deemed to "control" this fund by virtue of its serving as investment manager of the fund.


(2)  Securities valued as of December 31, 2005.



(3) Mr. Glazer owns less than 1% of the outstanding voting securities of the fund.



(4) The Manager may be deemed to "control" this fund by virtue of its affiliation with and role as managing member of Renewable Resources LLC.



REMUNERATION. The Trust has adopted a compensation policy for its Trustees. Each Trustee receives an annual retainer from the Trust for his services. In addition, each Chairman of the Trust's standing committees and the Chairman of the Board of Trustees receive an annual fee. Each Trustee is also paid a fee for participating in in-person and telephone meetings of the Board of Trustees and committees and a fee for consideration of actions proposed to be taken by written consent. The Trust pays no additional compensation for travel time to meetings, attendance at director's educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences, or service on special director task forces or subcommittees, although the Trust does reimburse Trustees for seminar or conference fees and for travel expenses incurred in connection with attendance at seminars or conferences. Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance. All current Trustees of the Trust are non-interested Trustees.



Other than as set forth in the table below, no Trustee or officer of the Trust received any direct compensation from the Trust, the Fund, or any Funds of the Trust not offered through the Prospectus during the fiscal year ended February 28, 2006:

                                    AGGREGATE     PENSION OR RETIREMENT   ESTIMATED ANNUAL
                                   COMPENSATION    BENEFITS ACCRUED AS        BENEFITS       TOTAL COMPENSATION
    NAME OF PERSON, POSITION      FROM THE FUND   PART OF FUND EXPENSES    UPON RETIREMENT    FROM THE TRUST(2)
    ------------------------      -------------   ---------------------   ----------------   ------------------
Donald W. Glazer, Esq., Trustee       $1,389               N/A                   N/A              $283,250
Jay O. Light, Trustee                 $1,086               N/A                   N/A              $233,490
W. Nicholas Thorndike,(1)
   Trustee                            $  875               N/A                   N/A              $179,484



(1)  Mr. Thorndike was elected as a Trustee in March 2005.



(2) Includes direct compensation received from Funds of the Trust not offered in the Prospectus.



Mr. Eston and Ms. Harbert do not receive any compensation from the Trust, but as members of the Manager benefit from the management fees paid by each Fund of the Trust.



As of [__], 2006, the Trustees and officers of the Trust as a group owned [less than 1%] of the outstanding shares of each class of shares of the Fund.


CODE OF ETHICS. The Trust and the Manager have each adopted a Code of Ethics pursuant to the requirements of the 1940 Act. Under the Code of Ethics, personnel are permitted to engage in personal securities transactions only in accordance with specified conditions relating to their position, the identity of the security, the timing of the transaction, and similar factors. Transactions in securities that may be held by the Fund are permitted, subject to compliance with the Code. Personal securities transactions must be reported quarterly and broker confirmations must be provided for review.

                     INVESTMENT ADVISORY AND OTHER SERVICES

MANAGEMENT CONTRACTS

As disclosed in the Prospectus under the heading "Management of the Fund," under a separate Management Contract (the "Management Contract") between the Trust and the Manager, subject to such policies as the Trustees of the Trust may determine, the Manager furnishes continuously an investment program for the Fund and makes investment decisions on behalf of the Fund and places all orders for the purchase and sale of portfolio securities. Subject to the control of the Trustees, the Manager also manages, supervises, and conducts the other affairs and business of the Trust, furnishes office space and equipment, provides bookkeeping and certain clerical services, and pays all salaries, fees, and expenses of officers and Trustees of the Trust who are affiliated with the Manager. As indicated under "Portfolio Transactions -- Brokerage and Research Services," the Trust's portfolio transactions may be placed with broker-dealers who furnish the Manager, at no cost, research, statistical and quotation services of value to the Manager in advising the Trust or its other clients.


As disclosed in the Prospectus, the Manager has contractually agreed to reimburse the Fund for specified Fund expenses through at least June 30, 2007.

The Management Contract provides that the Manager shall not be subject to any liability in connection with the performance of its services in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.

The Management Contract was approved by the Trustees of the Trust (including a majority of the Trustees who were not "interested persons" of the Manager) and by the Fund's sole initial shareholder in connection with the organization of the Trust and the establishment of the Fund. The Management Contract continues in effect for a period of two years from the date of its execution and continuously thereafter so long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not "interested persons" of the Manager or the Trust, and by (ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of the Fund. The Management Contract automatically terminates on assignment, and is terminable on not more than 60 days' notice by the Trust to the Manager. In addition, the Management Contract may be terminated on not more than 60 days' written notice by the Manager to the Trust.

The Management Fee for the Fund is calculated based on a fixed percentage of the Fund's average daily net assets. Pursuant to the Management Contract, the Fund has paid the following amounts as Management Fees to the Manager during the last three fiscal years:


                           Gross         Reduction       Net
                     -----------------   ---------   ----------
                     [To be updated by
                        amendment.]
Year ended 2/28/06       $      [ ]       $    [ ]   $      [ ]
Year ended 2/29/05       $  617,776       $124,394   $  493,382
Year ended 2/28/04        1,107,505         90,320    1,017,185


In the event that the Manager ceases to be the manager of the Fund, the right of the Trust to use the identifying name "GMO" may be withdrawn.

PORTFOLIO MANAGEMENT

Day-to-day management of the Fund is the responsibility of GMO's Emerging Markets Division. The Division's members work collaboratively to manage the Fund's portfolio, and no one person is primarily responsible for day-to-day management of the Fund.


The following table sets forth information about accounts overseen or managed by Mr. Arjun Divecha, the senior member of the Emerging Markets Division as of February 28, 2006.

[To be updated by amendment.]



                 REGISTERED INVESTMENT COMPANIES
                    MANAGED (INCLUDING NON-GMO
                     MUTUAL FUND SUBADVISORY         OTHER POOLED INVESTMENT VEHICLES       SEPARATE ACCOUNTS MANAGED
                         RELATIONSHIPS)                    MANAGED (WORLD-WIDE)                   (WORLD-WIDE)
                ---------------------------------   ---------------------------------   ---------------------------------
SENIOR MEMBER   Number of accounts   Total assets   Number of accounts   Total assets   Number of accounts   Total assets
-------------   ------------------   ------------   ------------------   ------------   ------------------   ------------
Arjun Divecha         [ ](1)           [$ ](1,2)            [ ]              [$ ]               [ ]              [$ ]



                 REGISTERED INVESTMENT COMPANIES
                 MANAGED FOR WHICH GMO RECEIVES A    OTHER POOLED INVESTMENT VEHICLES
                 PERFORMANCE-BASED FEE (INCLUDING    MANAGED (WORLD-WIDE) FOR WHICH          SEPARATE ACCOUNTS MANAGED
                 NON-GMO MUTUAL FUND SUBADVISORY     GMO RECEIVES A PERFORMANCE-BASED       (WORLD-WIDE) FOR WHICH GMO
                          RELATIONSHIPS)                           FEE                   RECEIVES A PERFORMANCE-BASED FEE
                ---------------------------------   ---------------------------------   ----------------------------------
                Number of accounts   Total assets   Number of accounts   Total assets   Number of accounts    Total assets
                ------------------   ------------   ------------------   ------------   -------------------   ------------
Arjun Divecha           [ ]              [$ ]               [ ]              [$ ]               [ ]               [$ ]



(1) Includes the Fund and other Funds of the Trust not offered through this Prospectus.



(2)  "Total assets" includes assets invested by other GMO Funds.

Because the senior member manages other accounts, including accounts that pay higher fees or accounts that pay performance-based fees, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Fund and the investment strategy of the other accounts managed by the senior member and potential conflicts in the allocation of investment opportunities between the Fund and the other accounts. GMO believes several factors limit those conflicts. First, the Manager maintains trade allocation policies which seek to ensure such conflicts are managed appropriately. Second, where similar accounts are traded in a common trading environment, performance attribution with full transparency of holdings and identification of contributors to gains and losses act as important controls on conflicts. Third, GMO's investment divisions (including its Emerging Markets Division) and GMO's Investment Analysis team periodically examine performance dispersion among accounts employing the same investment strategy but with different fee structures to ensure that any divergence in expected performance is adequately explained by differences in the client's investment guidelines and timing of cash flows. Fourth, the fact that the investment programs of the Fund and other Funds of the Trust and other similar accounts are determined based on quantitative models imposes discipline and constraint on the GMO investment divisions.



The senior member of the Fund's division is a member (partner) of GMO. As of February 28, 2006, the compensation of the senior member consists of a fixed annual base salary, a partnership interest in the firm's profits and possibly an additional, discretionary, bonus related to the senior member's contribution to GMO's success. The compensation program does not disproportionately reward outperformance by higher fee/performance fee products. GMO's Compensation Committee determines base salary, taking into account current industry norms and market data to ensure that GMO pays a competitive base salary. GMO's Compensation Committee also determines the level of partnership interest, taking into account the individual's contribution to GMO and its mission statement. The Committee may decide to pay a discretionary bonus to recognize specific business contributions and to ensure that the total level of compensation is competitive with the market. Because each person's compensation is based on his or her individual performance, GMO does not have a typical percentage split among base, bonus and other compensation. A GMO membership interest is the primary incentive for persons to maintain employment with GMO. GMO believes this is the best incentive to maintain stability of portfolio management personnel.



SENIOR MEMBER FUND OWNERSHIP. [As of February 28, 2006, Mr. Divecha did not beneficially own any shares of the Fund.]



Custodial Arrangements and Accounting Agent. Brown Brothers Harriman & Co. ("BBH"), 40 Water Street, Boston, Massachusetts 02109, serves as the Trust's custodian and accounting agent on behalf of the Fund. As such, BBH holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to the Fund. Upon instruction, BBH receives and delivers the Fund's cash and securities in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. BBH also maintains certain accounts and records of the Trust and calculates the total net asset value, total net income and net asset value per share of the Fund on a daily basis.

Shareholder Service Arrangements. As disclosed in the Prospectus, pursuant to the terms of a single Servicing Agreement with the Funds of the Trust (including the Fund), GMO provides direct client service, maintenance, and reporting to shareholders of the Funds, including the Fund. The Servicing Agreement was approved by the Trustees of the Trust (including a majority of the Trustees who are not "interested persons" of the Manager or the Trust). The Servicing Agreement will continue in effect for a period of more than one year from the date of its execution only so long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" of the Manager or the Trust, and (ii) the majority vote of the full Board of Trustees. The Servicing Agreement automatically terminates on assignment (except as specifically provided in the Servicing Agreement) and is terminable by either party upon not more than 60 days' written notice to the other party.


The Trust entered into the Servicing Agreement with GMO on May 30, 1996. Pursuant to the terms of the Servicing Agreement, the Fund paid GMO the following amounts (after reimbursement by GMO) during the last three fiscal years:


  March 1, 2003       March 1, 2004             March 1, 2005
     Through             Through                   Through
February 29, 2004   February 28, 2005         February 28, 2006
-----------------   -----------------   -----------------------------
     $205,094           $128,565        [To be updated by amendment.]



Independent Registered Public Accounting Firm. The Trust's independent
registered public accounting firm is [                               ].
[                                                        ] conducts annual
audits of the Trust's financial statements, assists in the preparation of the Fund's federal and state income tax returns, consults with the Trust as to matters of accounting and federal and state income taxation, and provides assistance in connection with the preparation of various Securities and Exchange Commission filings.


Distributor. Funds Distributor, Inc. ("FDI"), 100 Summer Street, 15th Floor, Boston, Massachusetts 02110, serves as the Trust's distributor on behalf of the Fund. GMO pays all distribution-related expenses of the Fund (other than distribution fees paid pursuant to the Distribution and Service (12b-1) Plan for Class M Shares or administrative fees related thereto).

Counsel. Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110, serves as counsel to the Trust. Bingham McCutchen LLP, 150 Federal Street, Boston, Massachusetts 02110, serves as independent counsel to the non-interested Trustees of the Trust.

                             PORTFOLIO TRANSACTIONS

The Manager effects purchases and sales of portfolio securities for the Fund and for its other investment advisory clients with a view to achieving their respective investment objectives. Thus, some clients may purchase or sell a particular security while others do not. Likewise, some clients may purchase a particular security that other clients are selling. In some instances, therefore, one client may indirectly sell a particular security to another client. In addition, two or more clients may simultaneously buy or sell the same security, in which event purchases or sales are effected on a pro rata, rotating or other equitable basis so as to avoid any one account being preferred over any other account.

Transactions involving the issuance of Fund shares for securities or assets other than cash will be limited to a bona fide reorganization or statutory merger and to other acquisitions of portfolio securities that meet all of the following conditions: (i) such securities meet the investment objectives and policies of the Fund; (ii) such securities are acquired for investment and not for resale; and (iii) such securities can be valued pursuant to the Trust's pricing policies.

Brokerage and Research Services. In placing orders for the portfolio transactions of the Fund, the Manager seeks the best price and execution available, except to the extent it is permitted to pay higher brokerage commissions for brokerage and research services as described below. The determination of what may constitute best price and execution by a broker-dealer in effecting a securities transaction involves many considerations, including, without limitation, the overall net economic result to the Fund (involving price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Because of such factors, a broker-dealer effecting a transaction may be paid a commission higher than that charged by another broker-dealer. Most of the foregoing are subjective considerations.

Over-the-counter transactions often involve dealers acting for their own account. The Manager's policy is to place over-the-counter market orders for the Fund with primary market makers unless better prices or executions are available elsewhere.


Although the Manager does not directly participate in any soft dollar arrangements, the Manager may receive research services incidental to its use of certain brokers, in all cases limited to the types of research contemplated by
Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"). As permitted by Section 28(e) of the 1934 Act, the Manager may pay an unaffiliated broker or dealer that provides "brokerage and research services" (as defined in the 1934 Act) to the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. Research services provided by brokers or dealers take various forms, including personal interviews with analysts, written reports, pricing services, and meetings arranged with various sources of information regarding particular issuers, industries, governmental policies, economic trends, and other matters. To the extent that services of value are received by the Manager, the Manager may avoid expenses that might otherwise be incurred. These services may be used in furnishing investment advice to all of the Manager's clients, including the Fund. Services received from a broker or dealer that executed transactions for the Fund will not necessarily be used by the Manager specifically to service the Fund.

The Trust paid, on behalf of the Fund, the following amounts in brokerage commissions during the three most recent fiscal years:


  March 1, 2003       March 1, 2004             March 1, 2005
     Through             Through                   Through
February 29, 2004   February 28, 2005         February 28, 2006
-----------------   -----------------   -----------------------------
    $358,718            $704,766        [To be updated by amendment.]



[Differences in the amount of brokerage commissions paid by the Trust, on behalf of the Fund, during the Fund's three most recent fiscal years (as disclosed in the table above) are generally the result of (i) active trading strategies employed by the Manager when responding to changes in market conditions (ii) management of cash flows into and out of the Fund as a result of shareholder purchases and redemptions, or (iii) rebalancing portfolios to reflect the results of the Manager's portfolio management models. Due to material changes to the Fund's principal investment strategies, effective September 23, 2004, which resulted in a high portfolio turnover for the Fund, the Fund paid substantially higher brokerage commissions during its fiscal year ended February 28, 2005 than in the immediately preceding and following fiscal years.]



The following table lists securities of the Fund's regular brokers or dealers (as defined in the 1940 Act) or of their parents acquired during the fiscal year ended February 28, 2006, the name of each such broker or dealer, and the value of the Fund's aggregate holdings of the securities of each issuer as of February 28, 2006:



                                Aggregate Value of Holdings
Name of Broker or Dealer          as of February 28, 2006
------------------------        ---------------------------
[To be updated by amendment.]


                      PROXY VOTING POLICIES AND PROCEDURES

The Trust has adopted a proxy voting policy under which responsibility to vote proxies related to its portfolio securities has been delegated to the Manager. The Board of Trustees of the Trust has reviewed and approved the proxy voting policies and procedures the Manager follows when voting proxies on behalf of the Fund. The Trust's proxy voting policy and the Manager's proxy voting policies and procedures are attached to this Statement of Additional Information as Appendix C.

The Manager's proxy voting policies on a particular issue may or may not reflect the views of individual members of the Board of Trustees of the Trust, or a majority of the Board of Trustees.


Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available on the Trust's website at www.gmo.com and on the Securities and Exchange Commission's website at www.sec.gov no later than August 31 of each year.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

The policy of the Trust is to protect the confidentiality of the Fund's portfolio holdings and to prevent inappropriate selective disclosure of its holdings. The Board of Trustees has approved this policy and material amendments require its approval.

Registered investment companies that are sub-advised by GMO may be subject to different portfolio holdings disclosure policies, and neither GMO nor the Board of Trustees exercises control over those policies. In addition, separate account clients of GMO have access to their portfolio holdings and are not subject to the Fund's portfolio holdings disclosure policies. Some of the funds that are sub-advised by GMO and some of the separate accounts managed by GMO have substantially similar investment objectives and strategies, and therefore potentially similar portfolio holdings.

Neither GMO nor the Fund will receive any compensation or other consideration in connection with its disclosure of the Fund's portfolio holdings.

GMO may disclose the Fund's portfolio holdings (together with any other information from which the Fund's portfolio holdings could reasonably be derived, as reasonably determined by GMO) (the "Portfolio Holdings Information") to shareholders, qualified potential shareholders as determined by GMO, and their consultants and agents ("Permitted Recipients") by means of the GMO website. The Fund's prospectus describes the type of information disclosed on GMO's website, as well as the frequency with which it is disclosed and the lag between the date of the information and the date of its disclosure. GMO also may make Portfolio Holdings Information available to Permitted Recipients by email or by any other means in such scope and form and with such frequency as GMO may reasonably determine no earlier than the day next following the day on which the Portfolio Holdings Information is posted on the GMO website (provided that the Fund's prospectus describes the nature and scope of the Portfolio Holdings Information that will be available on the GMO website, when the information will be available and the period for which the information will remain available, and the location on the Fund's website where the information will be made available) or on the same day as a publicly available, routine filing with the Securities and Exchange Commission ("SEC") that includes the Portfolio Holdings Information.

To receive Portfolio Holdings Information, Permitted Recipients must enter into a confidentiality agreement with GMO and the Trust that requires that the Portfolio Holdings Information be used solely for purposes determined by senior management of GMO to be in the best interest of the shareholders of the Fund.

In some cases, GMO may disclose to a third party Portfolio Holdings Information that has not been made available to Permitted Recipients on the GMO website or in a publicly available, routine filing with the SEC. That disclosure may only be made if senior management of GMO determines that it is in the best interests of the shareholders of the Fund. In addition, the third party receiving the Portfolio Holdings Information must enter into a confidentiality agreement with GMO and the Trust that requires that the Portfolio Holdings Information be used solely for purposes determined by GMO senior management to be in the best interest of the Fund's shareholders. GMO will seek to monitor a recipient's use of the Portfolio Holdings Information provided under these agreements and, if the terms of the agreements are violated, terminate disclosure and take appropriate action.


The procedures pursuant to which GMO may disclose to a third party Portfolio Holdings Information that has not been made available to Permitted Recipients do not apply to Portfolio Holdings Information provided to entities who provide on-going services to the Fund in connection with its day-to-day operations and management, including GMO, GMO's affiliates, the Fund's custodian and auditor, the Fund's pricing service vendor, broker-dealers when requesting bids for or price quotations on securities, brokers in the normal course of trading on a Fund's behalf, and persons assisting the Fund in the voting of proxies. In addition, when an investor indicates that it wants to purchase shares of a Fund in exchange for securities acceptable to GMO, GMO may make available a list of securities that it would be willing to accept for the Fund, and, from time to time, the securities on the list may overlap with securities currently held by the Fund.



No provision of this policy is intended to restrict or prevent the disclosure of Portfolio Holdings Information as may be required by applicable law, rules or regulations.


Senior management of GMO may authorize any exceptions to these procedures. Exceptions must be disclosed to the Chief Compliance Officer of the Trust.

If senior management of GMO identifies a potential conflict with respect to the disclosure of Portfolio Holdings Information between the interests of the Fund's shareholders, on the one hand, and GMO or an affiliated person of GMO or the Fund, on the other, GMO is required to inform the Trust's Chief Compliance Officer of the potential conflict, and the Trust's Chief Compliance Officer has the power to decide whether, in light of the potential conflict, disclosure should be permitted under the circumstances. He also is required to report his decision to the Board of Trustees.


GMO periodically reports the following information to the Board of Trustees:


- Determinations made by senior management of GMO relating to the use of Portfolio Holdings Information by Permitted Recipients and third parties;

- The nature and scope of disclosure of Portfolio Holdings Information to third parties;

-    Exceptions to the disclosure policy authorized by senior management of GMO;
     and

- Any other information the Trustees may request relating to the disclosure of Portfolio Holdings Information.


ONGOING ARRANGEMENTS TO MAKE PORTFOLIO HOLDINGS AVAILABLE. Portfolio Holdings Information is disclosed on an on-going basis (generally, daily, except with
respect to [                         ], which receives holdings quarterly and as
necessary in connection with the services it provides to the Fund) to the following entities that provide on-going services to the Fund in connection with their day-to-day operations and management, provided that they agree or have a duty to maintain this information in confidence:

         NAME OF RECIPIENT                 PURPOSE OF DISCLOSURE
         -----------------                 ---------------------
Investors Bank & Trust Company       Compliance testing

Brown Brothers Harriman & Co.        Custodial services and compliance
                                     testing

Boston Global Advisors               Securities lending services

[                        ]           Independent registered public
                                     accounting firm

Institutional Shareholder Services   Corporate actions services

Interactive Data                     Fair value pricing

FactSet                              Data service provider


Senior management of GMO has authorized disclosure of Portfolio Holdings Information on an on-going basis (daily) to the following recipients, provided that they agree or have a duty to maintain this information in confidence and are limited to using the information for the specific purpose for which it was provided:

      NAME OF RECIPIENT                 PURPOSE OF DISCLOSURE
      -----------------                 ---------------------
Epstein & Associates, Inc.      Software provider for Code of Ethics
                                monitoring system

Financial Models Company Inc.   Recordkeeping system

                DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES


The Trust, an open-end management investment company, is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust ("Declaration of Trust") dated June 24, 1985, as amended and restated June 23, 2000, and as such Declaration of Trust may be amended from time to time. A copy of the Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts. The Trust operates as a "series investment company" that consists of separate series of investment portfolios, each of which is represented by a separate series of shares of beneficial interest. Each Fund is a series of the Trust. The fiscal year for the Fund ends on the last day of February.



Pursuant to the Declaration of Trust, the Trustees have currently authorized the issuance of an unlimited number of full and fractional shares of [fifty-eight] series: U.S. Core Fund; Tobacco-

Free Core Fund; U.S. Quality Equity Fund; Value Fund; Intrinsic Value Fund; Growth Fund; Small/Mid Cap Value Fund; Small/Mid Cap Growth Fund; Real Estate Fund; Tax-Managed U.S. Equities Fund; Tax-Managed Small/Mid Cap Fund; International Disciplined Equity Fund; International Intrinsic Value Fund; International Growth Fund; Currency Hedged International Equity Fund; Foreign Fund; Foreign Small Companies Fund; International Small Companies Fund; Emerging Markets Fund; Emerging Countries Fund; Emerging Markets Quality Fund; Tax-Managed International Equities Fund; Domestic Bond Fund; Core Plus Bond Fund; International Bond Fund; Currency Hedged International Bond Fund; Global Bond Fund; Emerging Country Debt Fund; Short-Duration Investment Fund; Alpha Only Fund; Inflation Indexed Bond Fund; Emerging Country Debt Share Fund; Benchmark-Free Allocation Fund; International Equity Allocation Fund; Global Balanced Asset Allocation Fund; Global (U.S.+) Equity Allocation Fund; U.S. Equity Allocation Fund; Special Purpose Holding Fund; Short-Duration Collateral Fund; Taiwan Fund; Global Growth Fund; World Opportunity Overlay Fund; Alternative Asset Opportunity Fund; Strategic Opportunities Allocation Fund; World Opportunities Equity Allocation Fund; Developed World Stock Fund; U.S. Growth Fund; International Core Equity Fund; International Growth Equity Fund; U.S. Intrinsic Value Fund; U.S. Small/Mid Cap Growth Fund; U.S. Small/Mid Cap Value Fund; U.S. Core Equity Fund; U.S. Value Fund; Short-Duration Collateral Share Fund; [Inflation Indexed Plus Bond Fund; Strategic Fixed Income Fund; and International Opportunities Equity Allocation Fund.] Interests in each portfolio
(Fund) are represented by shares of the corresponding series. Each share of each series represents an equal proportionate interest, together with each other share, in the corresponding Fund. The shares of such series do not have any preemptive rights. Upon liquidation of a Fund, shareholders of the corresponding series are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders. The Declaration of Trust also permits the Trustees to charge shareholders directly for custodial, transfer agency, and servicing expenses but the Trustees have no present intention to make such charges.


The Declaration of Trust also permits the Trustees, without shareholder approval, to subdivide any series of shares into various sub-series or classes of shares with such dividend preferences and other rights as the Trustees may designate. This power is intended to allow the Trustees to provide for an equitable allocation of the effect of any future regulatory requirements that might affect various classes of shareholders differently. The Trustees have currently authorized the establishment and designation of up to nine classes of shares for each series of the Trust: Class I Shares, Class II Shares, Class III Shares, Class IV Shares, Class V Shares, Class VI Shares, Class VII Shares, Class VIII Shares, and Class M Shares.

The Trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust or merge two or more existing portfolios (i.e., a new fund). Shareholders' investments in such a portfolio would be evidenced by a separate series of shares.

The Declaration of Trust provides for the perpetual existence of the Trust. The Trust, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of the Trust. While the Declaration of Trust further provides that the Trustees may also terminate the Trust upon written notice to the shareholders, the 1940 Act requires that the Trust receive the authorization of a majority of its outstanding shares in order to change the nature of its business so as to cease to be an investment company.

[On [June __, 2006], the following shareholders held greater than 25% of the outstanding shares of the Fund: [To be updated by amendment.]


As a result, such shareholders may be deemed to "control" the Fund as such term is defined in the 1940 Act.


[As of ___________, 2006, a [significant] portion of the Fund's shares were held by accounts for which the Manager has investment discretion.]


                                MULTIPLE CLASSES

The Manager makes all decisions relating to aggregation of accounts for purposes of determining eligibility for the various classes of shares offered by the Fund. When making decisions regarding whether accounts should be aggregated because they are part of a larger client relationship, the Manager considers several factors including, but not limited to, whether: the multiple accounts are for one or more subsidiaries of the same parent company; the multiple accounts are for the same institution regardless of legal entity; the investment mandate is the same or substantially similar across the relationship; the asset allocation strategies are substantially similar across the relationship; GMO reports to the same investment board; the consultant is the same for the entire relationship; GMO services the relationship through a single GMO relationship manager; the relationships have substantially similar reporting requirements; and the relationship can be serviced from a single geographic location.

                                  VOTING RIGHTS


Shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and to vote by individual Fund (to the extent described below) in the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders. Shareholders vote by individual Fund on all matters except (i) when required by the 1940 Act, shares are voted in the aggregate and not by individual Fund, and (ii) when the Trustees have determined that the matter affects the interests of more than one Fund, then shareholders of the affected Funds are entitled to vote. Shareholders of one Fund are not entitled to vote on matters exclusively affecting another Fund including, without limitation, such matters as the adoption of or change in the investment objectives, policies, or restrictions of the other Fund and the approval of the investment advisory contract of the other Fund. Shareholders of a particular class of shares do not have separate class voting rights except for matters that affect only that class of shares and as otherwise required by law.


Normally the Trust does not hold meetings of shareholders to elect Trustees except in accordance with the 1940 Act (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by the holders of at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees will continue to hold office and may appoint successor Trustees. Voting rights are not cumulative.

No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the Trust's name or to cure technical problems in the Declaration of Trust and
(ii) to establish, designate, or modify new and existing series or sub-series of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations.

                        SHAREHOLDER AND TRUSTEE LIABILITY

Under Massachusetts law, shareholders could, under some circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of that disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of all the property of a Fund for all loss and expense of any shareholder of that Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the disclaimer is inoperative and the Fund in which the shareholder holds shares is unable to meet its obligations.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The By-Laws of the Trust provide for indemnification by the Trust of the Trustees and the officers of the Trust except for any matter as to which any such person did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Trust. Trustees and officers may not be indemnified against any liability to the Trust or the Trust shareholders to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

              BENEFICIAL OWNERS OF 5% OR MORE OF THE FUND'S SHARES














                          [To be updated by amendment.]





                              FINANCIAL STATEMENTS


The Fund's audited financial statements for the fiscal year ended February 28, 2006 included in the Trust's Annual Reports and filed with the Securities and Exchange Commission pursuant to Section 30(d) of the 1940 Act and the rules promulgated thereunder, are hereby incorporated in this Statement of Additional Information by reference. The Trust's Annual Reports for the fiscal year ended February 28, 2006 were filed electronically with the SEC on Form N-CSR on [___________________], 2006 (Accession No. [______________]).

Appendix A

                                    GMO TRUST
                          SPECIMEN PRICE MAKE-UP SHEETS


Following is a computation of the total offering price per share for each class of shares of the Fund offered through the Prospectus based upon the net asset values and shares of beneficial interest outstanding at the close of business on February 28, 2006.



Emerging Markets Quality Fund-Class III

   Net Assets at Value (Equivalent to $[___] per share based on
      [___] shares of beneficial interest outstanding)            $[___]

   Offering Price ([___])*                                        $[___]

Emerging Markets Quality Fund-Class VI

   Net Assets at Value (Equivalent to $[___] per share based on
      [___] shares of beneficial interest outstanding)            $[___]

   Offering Price ([___])*                                        $[___]



* Represents maximum offering price charged on certain cash purchases. See "How to Purchase Shares" and "Purchase Premiums and Redemption Fees" in the Prospectus.

Appendix B

                   COMMERCIAL PAPER AND CORPORATE DEBT RATINGS

COMMERCIAL PAPER RATINGS

Commercial paper ratings of Standard & Poor's are current assessments of the likelihood of timely payment of debts having original maturities of no more than 365 days. Commercial paper rated A-1 by Standard & Poor's indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+. Commercial paper rated A-2 by Standard & Poor's indicates that capacity for timely payment on issues is strong. However, the relative degree of safety is not as high as for issues designated A-1. Commercial paper rated A-3 indicates capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of Prime-1 rated issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variations. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained. Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement of relatively high financial leverage. Adequate alternative liquidity is maintained.

CORPORATE DEBT RATINGS

Standard & Poor's. A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. The following is a summary of the ratings used by Standard & Poor's for corporate debt:

AAA -- This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA -- Bonds rated AA also qualify as high quality debt obligations. Capacity to pay interest and repay principal is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A -- Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC -- Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C -- The rating C is reserved for income bonds on which no interest is being paid.

D -- Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's. The following is a summary of the ratings used by Moody's for corporate debt:

Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable, margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds that are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds that are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Should no rating be assigned by Moody's, the reason may be one of the following:

     1.   An application for rating was not received or accepted.

     2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

     3.   There is lack of essential data pertaining to the issue or issuer.

     4. The issue was privately placed in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1 and B1.

Appendix C

                                    GMO TRUST
                               PROXY VOTING POLICY

I.   STATEMENT OF POLICY

GMO Trust (the "Fund") delegates the authority and responsibility to vote proxies related to portfolio securities to Grantham, Mayo, Van Otterloo & Co. LLC, its investment adviser (the "Adviser").

Therefore, the Board of Trustees (the "Board") of the Fund has reviewed and approved the use of the proxy voting policies and procedures of the Adviser ("Proxy Voting Procedures") on behalf of the Fund when exercising voting authority on behalf of the Fund.

II.  STANDARD

The Adviser shall vote proxies related to portfolio securities in the best interests of the Fund and their shareholders.

III. REVIEW OF PROXY VOTING PROCEDURES

The Board shall periodically review the Proxy Voting Procedures presented by the Adviser.

The Adviser shall provide periodic reports to the Board regarding any proxy votes where a material conflict of interest was identified EXCEPT in circumstances where the Adviser caused the proxy to be voted consistent with the recommendation of the independent third party.

The Adviser shall notify the Board promptly of any material change to its Proxy Voting Procedures.

IV.  DISCLOSURE

The following disclosure shall be provided:

     A. The Adviser shall make available its proxy voting records, for inclusion in the Fund's Form N-PX.

     B. The Adviser shall cause the Fund to include the proxy voting policies and procedures required in the Fund's annual filing on Form N-CSR or the statement of additional information.

     C. The Adviser shall cause the Fund's shareholder reports to include a statement that (i) a copy of these policies and procedures is available on the Fund's web site (if the Fund so chooses) and (ii) information is available regarding how the Funds voted proxies during the most recent twelve-month period without charge, on or through the Fund's web site.

                     GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
                               GMO AUSTRALASIA LLC
                                (TOGETHER "GMO")

                      PROXY VOTING POLICIES AND PROCEDURES

I.   INTRODUCTION AND GENERAL PRINCIPLES

GMO provides investment advisory services primarily to institutional, including both ERISA and non-ERISA clients, and commercial clients. GMO understands that proxy voting is an integral aspect of security ownership. Accordingly, in cases where GMO has been delegated authority to vote proxies, that function must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.

This policy permits clients of GMO to: (1) delegate to GMO the responsibility and authority to vote proxies on their behalf according to GMO's proxy voting polices and guidelines; (2) delegate to GMO the responsibility and authority to vote proxies on their behalf according to the particular client's own proxy voting policies and guidelines; or (3) elect to vote proxies themselves. In instances where clients elect to vote their own proxies, GMO shall not be responsible for voting proxies on behalf of such clients.

GMO believes that the following policies and procedures are reasonably designed to ensure that proxy matters are conducted in the best interest of its clients, in accordance with GMO's fiduciary duties, applicable rules under the Investment Advisers Act of 1940 and fiduciary standards and responsibilities for ERISA clients set out in the Department of Labor interpretations.

II.  PROXY VOTING GUIDELINES

GMO has engaged Institutional Shareholder Services, Inc. ("ISS") as its proxy voting agent to:

     (1) research and make voting recommendations or, for matters for which GMO has so delegated, to make the voting determinations;

     (2)  ensure that proxies are voted and submitted in a timely manner;

     (3)  handle other administrative functions of proxy voting;

     (4) maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;

     (5)  maintain records of votes cast; and

     (6) provide recommendations with respect to proxy voting matters in general.

Proxies will be voted in accordance with the voting recommendations contained in the applicable domestic or global ISS Proxy Voting Manual, as in effect from time to time. Copies of the current domestic and global ISS proxy voting guidelines are attached to these Voting Policies and Procedures as Exhibit A. GMO reserves the right to amend any of ISS's guidelines in the future. If any such changes are made an amended Proxy Voting Policies and Procedures will be made available for clients.

Except in instances where a GMO client retains voting authority, GMO will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to ISS.

III. PROXY VOTING PROCEDURES

GMO has a Corporate Actions Group with responsibility for administering the proxy voting process, including:

     1. Implementing and updating the applicable domestic and global ISS proxy voting guidelines;

     2.   Overseeing the proxy voting process; and

     3. Providing periodic reports to GMO's Compliance Department and clients as requested.

There may be circumstances under which a portfolio manager or other GMO investment professional ("GMO Investment Professional") believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the recommendation of ISS. In such an event, the GMO Investment Professional will inform GMO's Corporate Actions Group of its decision to vote such proxy in a manner inconsistent with the recommendation of ISS. GMO's Corporate Actions Group will report to GMO's Compliance Department no less than quarterly any instance where a GMO Investment Professional has decided to vote a proxy on behalf of a client in that manner.

IV.  CONFLICTS OF INTEREST

As ISS will vote proxies in accordance with the proxy voting guidelines described in Section II, GMO believes that this process is reasonably designed to address conflicts of interest that may arise between GMO and a client as to how proxies are voted.

In instances where GMO has the responsibility and authority to vote proxies on behalf of its clients for shares of GMO Trust, a registered mutual fund for which GMO serves as the investment adviser, there may be instances where a conflict of interest exists. Accordingly, GMO will (i) vote such proxies in the best interests of its clients with respect to routine matters, including proxies relating to the election of Trustees; and (ii) with respect to matters where a conflict of interest exists between GMO and GMO Trust, such as proxies relating to a new or amended investment management contract between GMO Trust and GMO, or a re-organization of a series of GMO Trust, GMO will either

(a) vote such proxies in the same proportion as the votes cast with respect to that proxy, or (b) seek instructions from its clients.

In addition, if GMO is aware that one of the following conditions exists with respect to a proxy, GMO shall consider such event a potential material conflict of interest:

     1. GMO has a business relationship or potential relationship with the issuer;

     2. GMO has a business relationship with the proponent of the proxy proposal; or

     3. GMO members, employees or consultants have a personal or other business relationship with the participants in the proxy contest, such as corporate directors or director candidates.

In the event of a potential material conflict of interest, GMO will (i) vote such proxy according to the specific recommendation of ISS; (ii) abstain; or
(iii) request that the client votes such proxy. All such instances shall be reported to GMO's Compliance Department at least quarterly.

V.   RECORDKEEPING

GMO will maintain records relating to the implementation of these proxy voting policies and procedures, including:

     (1) a copy of these policies and procedures which shall be made available to clients, upon request;

     (2)  a record of each vote cast (which ISS maintains on GMO's behalf); and

     (3) each written client request for proxy records and GMO's written response to any client request for such records.

Such proxy voting records shall be maintained for a period of five years.

VI.  REPORTING

GMO's Compliance Department will provide GMO's Conflict of Interest Committee with periodic reports that include a summary of instances where GMO has (i) voted proxies in a manner inconsistent with the recommendation of ISS, (ii) voted proxies in circumstances in which a material conflict of interest may exist as set forth in Section IV, and (iii) voted proxies of shares of GMO Trust on behalf of its clients.

VII. DISCLOSURE

Except as otherwise required by law, GMO has a general policy of not disclosing to any issuer or third party how GMO or its voting delegate voted a client's proxy.

Effective: August 6, 2003

                       ISS PROXY VOTING GUIDELINES SUMMARY

The following is a concise summary of ISS's proxy voting policy guidelines.

1.   AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

     - An auditor has a financial interest in or association with the company, and is therefore not independent

     -    Fees for non-audit services are excessive, or

     - There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

2.   BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees attendance at board meetings corporate governance provisions and takeover activity, long-term company performance responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3.   SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4.   PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5.   POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6.   MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.   REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.   CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

     - It is intended for financing purposes with minimal or no dilution to current shareholders

     - It is not designed to preserve the voting power of an insider or significant shareholder

9.   EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

     -    Historic trading patterns

     -    Rationale for the repricing

     -    Value-for-value exchange

     -    Option vesting

     -    Term of the option

     -    Exercise price

     -    Participation

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

     -    Purchase price is at least 85 percent of fair market value

     -    Offering period is 27 months or less, and

     -    Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

SHAREHOLDER PROPOSALS ON COMPENSATION

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10.  SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

                   CONCISE SUMMARY OF ISS GLOBAL PROXY VOTING
                                   GUIDELINES

Following is a concise summary of general policies for voting global proxies. In addition, ISS has country- and market-specific policies, which are not captured below.

FINANCIAL RESULTS/DIRECTOR AND AUDITOR REPORTS

Vote FOR approval of financial statements and director and auditor reports, unless:

     - there are concerns about the accounts presented or audit procedures used; or

     - the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

APPOINTMENT OF AUDITORS AND AUDITOR COMPENSATION

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

     - there are serious concerns about the accounts presented or the audit procedures used;

     -    the auditors are being changed without explanation; or

     - nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

APPOINTMENT OF INTERNAL STATUTORY AUDITORS

Vote FOR the appointment or reelection of statutory auditors, unless:

     - there are serious concerns about the statutory reports presented or the audit procedures used;

     - questions exist concerning any of the statutory auditors being appointed; or

     - the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ALLOCATION OF INCOME

Vote FOR approval of the allocation of income, unless:

     - the dividend payout ratio has been consistently below 30 percent without adequate explanation; or

     -    the payout is excessive given the company's financial position.

STOCK (SCRIP) DIVIDEND ALTERNATIVE

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

AMENDMENTS TO ARTICLES OF ASSOCIATION

Vote amendments to the articles of association on a CASE-BY-CASE basis.

CHANGE IN COMPANY FISCAL TERM

Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

LOWER DISCLOSURE THRESHOLD FOR STOCK OWNERSHIP

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

AMEND QUORUM REQUIREMENTS

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

TRANSACT OTHER BUSINESS

Vote AGAINST other business when it appears as a voting item.

DIRECTOR ELECTIONS

Vote FOR management nominees in the election of directors, unless:

     - there are clear concerns about the past performance of the company or the board; or

     -    the board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.


Vote AGAINST individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed).


DIRECTOR COMPENSATION

Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

DISCHARGE OF BOARD AND MANAGEMENT

Vote FOR discharge of the board and management, unless:

     - there are serious questions about actions of the board or management for the year in question; or

     -    legal action is being taken against the board by other shareholders.

DIRECTOR, OFFICER, AND AUDITOR INDEMNIFICATION AND LIABILITY PROVISIONS

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

BOARD STRUCTURE

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

SHARE ISSUANCE REQUESTS

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

INCREASES IN AUTHORIZED CAPITAL

Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

     - the specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

     - the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).

Vote AGAINST proposals to adopt unlimited capital authorizations.

REDUCTION OF CAPITAL

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

CAPITAL STRUCTURES

Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

PREFERRED STOCK

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

DEBT ISSUANCE REQUESTS

Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

PLEDGING OF ASSETS FOR DEBT

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

INCREASE IN BORROWING POWERS

Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

SHARE REPURCHASE PLANS:

Vote FOR share repurchase plans, unless:

     -    clear evidence of past abuse of the authority is available; or

     -    the plan contains no safeguards against selective buybacks.

REISSUANCE OF SHARES REPURCHASED:

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

CAPITALIZATION OF RESERVES FOR BONUS ISSUES/INCREASE IN PAR VALUE:

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

REORGANIZATIONS/RESTRUCTURINGS:

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

MERGERS AND ACQUISITIONS:

Vote FOR mergers and acquisitions, unless:

     - the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or

     - the company's structure following the acquisition or merger does not reflect good corporate governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

ABSTAIN if there is insufficient information available to make an informed voting decision.

MANDATORY TAKEOVER BID WAIVERS:

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

REINCORPORATION PROPOSALS:

Vote reincorporation proposals on a CASE-BY-CASE basis.

EXPANSION OF BUSINESS ACTIVITIES:

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

RELATED-PARTY TRANSACTIONS:

Vote related-party transactions on a CASE-BY-CASE basis.

COMPENSATION PLANS:

Vote compensation plans on a CASE-BY-CASE basis.

ANTITAKEOVER MECHANISMS:

Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

SHAREHOLDER PROPOSALS:

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

                                    GMO TRUST

                   MULTIPLE CLASSES - SUPPLEMENTAL INFORMATION

CLASS DESIGNATIONS

     In addition to the classes of shares identified in the GMO Trust Prospectus dated June 30, 2006 (the "Multi-Class Prospectus"), GMO Trust Class M Shares Prospectus dated June 30, 2006 (the "Class M Prospectus"), and GMO Emerging Markets Quality Fund Prospectus dated June 30, 2006 (the "EMQ Prospectus" and, together with the Multi-Class Prospectus and the Class M Prospectus, the "Prospectuses") as being currently offered by each Fund of GMO Trust (the "Trust"), each Fund of the Trust may also from time to time issue one or more of the following classes of shares: Class I Shares, Class II Shares, Class III Shares, Class IV Shares, Class V Shares, Class VI Shares, Class VII Shares, Class VIII Shares, and Class M Shares. Exhibit A to this Supplement identifies the classes (except Class M) each Fund may offer; Exhibit B to this Supplement identifies the Funds that may offer Class M Shares. Each class of shares of a Fund will represent interests in the same portfolio of investments and, except as described herein, shall have the same rights and obligations as each other class of shares of such Fund. The sole economic difference among Class I, Class II, Class III, Class IV, Class V, Class VI, Class VII, and Class VIII Shares is the level of shareholder service fee ("Shareholder Service Fee") that the classes bear for client and shareholder service, reporting and other support. The existence of multiple classes reflects the fact that, as the size of a client relationship increases, the cost to service that client decreases as a percentage of the assets in that account. Thus, the Shareholder Service Fee generally is lower for classes that require greater total assets under management of Grantham, Mayo, Van Otterloo & Co. LLC ("GMO"). Class M shares are subject to a Rule 12b-1 fee and an administration fee, but not a Shareholder Service Fee.

     Each class of shares that is not presently being offered shall be subject to such investment minimums and other eligibility requirements as shall be set forth in the Trust's prospectuses or statements of additional information prior to the commencement of sale of such shares (the "Registration Statement"). Each such class will bear the same purchase premium and redemption fees, if any, assessed by the class(es) of shares of the relevant Fund currently being offered.

CLASS ELIGIBILITY

     Class eligibility is generally dependent on the size of the client's total assets under the management of GMO, the Trust's investment adviser, and its affiliates, the size of the client's total investment in the particular Fund of the Trust, or a combination of both, as described from time to time in the Registration Statement. Investors purchasing through third-party intermediaries will be eligible to purchase Class M Shares (to the extent available).

     Eligibility requirements for classes of shares currently offered by the Trust are set forth in the Prospectuses. Eligibility requirements for classes of shares not currently being offered will be established and disclosed in the relevant Fund's prospectus prior to the offering of such shares. The Manager will make all determinations as to aggregation of client accounts for purposes of determining eligibility.

CLASS CHARACTERISTICS

     Class I, Class II, Class III, Class IV, Class V, Class VI, Class VII, and Class VIII Shares

     The sole difference among the various classes of shares is the level of Shareholder Service Fee borne by the class for client and shareholder service, reporting and other support provided to such class by GMO. The Shareholder Service Fee borne by each class of shares of each Fund is set forth in Exhibit A hereto. The expenses associated with an investment in any of the classes currently being offered by a Fund are described in detail under "Fees and Expenses" for that Fund in the Multi-Class Prospectus or the EMQ Prospectus, as applicable.

     Investors should be aware that, because of the different Shareholder Service Fee borne by each class of shares of a particular Fund, the net annual fund operating expenses associated with an investment in Class I Shares or Class II Shares of a Fund (other than an asset allocation fund) will typically be 0.13% higher and 0.07% higher, respectively, than an investment in Class III Shares of the same Fund. As a result, the total return earned by an investment in Class I or Class II Shares of a Fund will always be lower than the total return earned by Class III Shares of the same Fund. Similarly, an investor in Class IV, Class V, Class VI, Class VII and Class VIII Shares can expect to pay lower net annual fund operating expenses and earn correspondingly higher returns than an investor in Class III Shares of the same Fund over the same period.

     The multiple class structure reflects the fact that, as the size of the client relationship increases, the cost to service that client decreases as a percentage of the assets in that account. Thus, the Shareholder Service Fee is generally lower for classes that require greater total assets under GMO's management.

     All classes of shares of a Fund bear the same level of purchase premium and/or redemption fee, if any.

     Class M Shares

     Class M Shares are subject to a Rule 12b-1 fee pursuant to a distribution and service (12b-1) plan (the "Distribution (12b-1) Plan"), and an administration fee ("Administration Fee") pursuant to an administration agreement. The Distribution (12b-1) Plan provides for payments at annual rates not to exceed 1.00% of each Fund's average daily net assets attributable to its Class M Shares and is intended to pay for the sale and distribution of Class M Shares and for services provided to Class M shareholders. The Trustees currently limit payments on the Class M Shares under the Distribution (12b-1) Plan to 0.25% of each Fund's average daily net assets attributable to its Class M Shares. The Funds that have currently adopted the Distribution (12b-1) Plan with respect to their Class M Shares are set forth in Exhibit B hereto.

     In addition, Class M Shares of each Fund pay GMO the Administration Fee, which is used by GMO to defray its expenses (or the expenses of a third party) in providing administration and record keeping services to certain marketplaces where Fund shares may be purchased. The Administration Fee borne by the Class M Shares of each Fund is set forth in Exhibit B hereto. The expenses associated with an investment in Class M Shares currently being offered by a Fund are described in detail in the Class M Prospectus under "Fees and Expenses."

     The Class M Shares of a Fund bear the same level of purchase premium and/or redemption fee, if any, as all other classes of the same Fund.

CONVERSION AND EXCHANGE FEATURES

     Conversion and exchange features for classes of shares currently offered by the Trust are set forth in the Prospectuses. Conversion and exchange features for classes of shares not currently being offered will be established and disclosed in the relevant Fund's prospectus prior to the offering of such shares.

EXHIBIT A: SHAREHOLDER SERVICE FEE SCHEDULE

CLASS I SHARES

                     FUND                       SERVICE FEE
                     ----                       -----------
GMO Tobacco-Free Core Fund                         0.28%
GMO Real Estate Fund                               0.28%
GMO International Intrinsic Value Fund             0.28%
GMO Currency Hedged International Equity Fund      0.28%
GMO Foreign Fund                                   0.28%
GMO Core Plus Bond Fund                            0.28%
GMO International Small Companies Fund             0.28%
GMO Emerging Markets Fund                          0.28%
GMO Domestic Bond Fund                             0.28%
GMO Alpha Only Fund                                0.28%
GMO International Bond Fund                        0.28%
GMO Currency Hedged International Bond Fund        0.28%
GMO Global Bond Fund                               0.28%
GMO Emerging Country Debt Fund                     0.28%
GMO Inflation Indexed Bond Fund                    0.28%
GMO Emerging Countries Fund                        0.28%
GMO Emerging Markets Quality Fund                  0.28%
GMO Tax-Managed U.S. Equities Fund                 0.28%
GMO Tax-Managed International Equities Fund        0.28%
GMO International Equity Allocation Fund           0.13%
GMO Global (U.S.+) Equity Allocation Fund          0.13%
GMO Global Balanced Asset Allocation Fund          0.13%
GMO Benchmark-Free Allocation Fund                 0.13%
GMO U.S. Equity Allocation Fund                    0.13%

EXHIBIT A: SHAREHOLDER SERVICE FEE SCHEDULE

CLASS II SHARES

                     FUND                       SERVICE FEE
                     ----                       -----------
GMO Tobacco-Free Core Fund                         0.22%
GMO U.S. Quality Equity Fund                       0.22%
GMO Real Estate Fund                               0.22%
GMO International Intrinsic Value Fund             0.22%
GMO Currency Hedged International Equity Fund      0.22%
GMO Foreign Fund                                   0.22%
GMO Core Plus Bond Fund                            0.22%
GMO International Small Companies Fund             0.22%
GMO Emerging Markets Fund                          0.22%
GMO Domestic Bond Fund                             0.22%
GMO Alpha Only Fund                                0.22%
GMO International Bond Fund                        0.22%
GMO Currency Hedged International Bond Fund        0.22%
GMO Global Bond Fund                               0.22%
GMO Emerging Country Debt Fund                     0.22%
GMO Inflation Indexed Bond Fund                    0.22%
GMO Emerging Countries Fund                        0.22%
GMO Emerging Markets Quality Fund                  0.22%
GMO Tax-Managed U.S. Equities Fund                 0.22%
GMO Tax-Managed International Equities Fund        0.22%
GMO International Equity Allocation Fund           0.07%
GMO Global (U.S.+) Equity Allocation Fund          0.07%
GMO Global Balanced Asset Allocation Fund          0.07%
GMO Benchmark-Free Allocation Fund                 0.07%
GMO U.S. Equity Allocation Fund                    0.07%

CLASS III SHARES

                     FUND                       SERVICE FEE
                     ----                       -----------
GMO U.S. Core Equity Fund                          0.15%
GMO Tobacco-Free Core Fund                         0.15%
GMO U.S. Quality Equity Fund                       0.15%

EXHIBIT A: SHAREHOLDER SERVICE FEE SCHEDULE

GMO U.S. Value Fund                             0.15%
GMO U.S. Intrinsic Value Fund                   0.15%
GMO U.S. Growth Fund                            0.15%
GMO U.S. Small/Mid Cap Value Fund               0.15%
GMO U.S. Small/Mid Cap Growth Fund              0.15%
GMO Real Estate Fund                            0.15%
GMO International Core Equity Fund              0.15%
GMO International Intrinsic Value Fund          0.15%
GMO International Growth Equity Fund            0.15%
GMO Core Plus Bond Fund                         0.15%
GMO International Small Companies Fund          0.15%
GMO Emerging Markets Fund                       0.15%
GMO Domestic Bond Fund                          0.15%
GMO Short-Duration Investment Fund              0.15%
GMO Alpha Only Fund                             0.15%
GMO International Bond Fund                     0.15%
GMO Currency Hedged International Bond Fund     0.15%
GMO Global Bond Fund                            0.15%
GMO Emerging Country Debt Fund                  0.15%
GMO Emerging Countries Fund                     0.15%
GMO Short-Duration Collateral Share Fund        0.15%
GMO Inflation Indexed Bond Fund                 0.15%
GMO Emerging Markets Quality Fund               0.15%
GMO Tax-Managed U.S. Equities Fund              0.15%
GMO Tax-Managed International Equities Fund     0.15%
GMO Tax-Managed Small/Mid Cap Fund              0.15%
GMO Currency Hedged International Equity Fund   0.15%
GMO Foreign Fund                                0.15%
GMO Foreign Small Companies Fund                0.15%
GMO Global Growth Fund                          0.15%

EXHIBIT A: SHAREHOLDER SERVICE FEE SCHEDULE

GMO Developed World Stock Fund                   0.15%
GMO International Equity Allocation Fund         0.00%
GMO Global (U.S.+) Equity Allocation Fund        0.00%
GMO Global Balanced Asset Allocation Fund        0.00%
GMO Benchmark-Free Allocation Fund               0.00%
GMO Emerging Country Debt Share Fund             0.00%
GMO Strategic Opportunities Allocation Fund      0.00%
GMO U.S. Equity Allocation Fund                  0.00%
GMO World Opportunities Equity Allocation Fund   0.00%

CLASS IV SHARES

                     FUND                        SERVICE FEE
                     ----                        -----------
GMO U.S. Core Equity Fund                            0.10%
GMO Tax-Managed U.S. Equities Fund                  0.105%
GMO Tobacco-Free Core Fund                          0.105%
GMO U.S. Quality Equity Fund                        0.105%
GMO U.S. Value Fund                                  0.10%
GMO U.S. Intrinsic Value Fund                        0.10%
GMO U.S. Growth Fund                                 0.10%
GMO U.S. Small/Mid Cap Value Fund                    0.10%
GMO U.S. Small/Mid Cap Growth Fund                   0.10%
GMO Real Estate Fund                                 0.12%
GMO International Core Equity Fund                   0.09%
GMO International Intrinsic Value Fund               0.09%
GMO International Growth Equity Fund                 0.09%
GMO Tax-Managed International Equities Fund          0.09%
GMO Currency Hedged International Equity Fund        0.09%
GMO Foreign Fund                                     0.09%
GMO International Small Companies Fund               0.11%
GMO Foreign Small Companies Fund                     0.10%

EXHIBIT A: SHAREHOLDER SERVICE FEE SCHEDULE


GMO Emerging Markets Fund                        0.105%
GMO Domestic Bond Fund                            0.13%
GMO Core Plus Bond Fund                           0.10%
GMO International Bond Fund                       0.13%
GMO Global Bond Fund                              0.13%
GMO Currency Hedged International Bond Fund       0.13%
GMO Emerging Country Debt Fund                    0.10%
GMO Alpha Only Fund                               0.13%
GMO Short-Duration Collateral Share Fund          0.10%
GMO Inflation Indexed Bond Fund                   0.13%
GMO Emerging Countries Fund                       0.10%
GMO Emerging Markets Quality Fund                0.105%
GMO Global Growth Fund                           0.105%
GMO Developed World Stock Fund                    0.10%
GMO U.S. Equity Allocation Fund                  [0.12%]


CLASS V SHARES

                     FUND                        SERVICE FEE
                     ----                        -----------
GMO U.S. Core Equity Fund                           0.085%
GMO Tobacco-Free Core Fund                           0.09%
GMO U.S. Intrinsic Value Fund                       0.085%
GMO U.S. Quality Equity Fund                        0.085%
GMO U.S. Value Fund                                 0.085%
GMO U.S. Growth Fund                                0.085%
GMO U.S. Small/Mid Cap Value Fund                   0.085%
GMO U.S. Small/Mid Cap Growth Fund                  0.085%
GMO Real Estate Fund                                 0.09%
GMO International Intrinsic Value Fund              0.085%
GMO Currency Hedged International Equity Fund        0.07%
GMO Foreign Fund                                     0.10%

EXHIBIT A: SHAREHOLDER SERVICE FEE SCHEDULE


GMO International Small Companies Fund         0.07%
GMO Emerging Markets Fund                     0.085%
GMO International Core Equity Fund            0.085%
GMO International Growth Equity Fund          0.085%
GMO Emerging Markets Quality Fund              0.12%
GMO Domestic Bond Fund                         0.12%
GMO Core Plus Bond Fund                        0.12%
GMO Short-Duration Collateral Share Fund      0.085%
GMO International Bond Fund                    0.12%
GMO Currency Hedged International Bond Fund    0.12%
GMO Global Bond Fund                           0.12%
GMO Emerging Country Debt Fund                 0.12%
GMO Alpha Only Fund                            0.12%
GMO Inflation Indexed Bond Fund                0.12%
GMO Emerging Countries Fund                    0.05%
GMO Developed World Stock Fund                0.085%
GMO U.S. Equity Allocation Fund               [0.09%]


CLASS VI SHARES

                     FUND                       SERVICE FEE
                     ----                       -----------
GMO U.S. Core Equity Fund                          0.055%
GMO Tobacco-Free Core Fund                          0.07%
GMO U.S. Quality Equity Fund                       0.055%
GMO U.S. Value Fund                                0.055%
GMO U.S. Growth Fund                               0.055%
GMO U.S. Small/Mid Cap Value Fund                  0.055%
GMO U.S. Small/Mid Cap Growth Fund                 0.055%
GMO U.S. Intrinsic Value Fund                      0.055%
GMO International Core Equity Fund                 0.055%
GMO International Growth Equity Fund               0.055%

EXHIBIT A: SHAREHOLDER SERVICE FEE SCHEDULE


GMO Real Estate Fund                             0.07%
GMO International Intrinsic Value Fund          0.055%
GMO Currency Hedged International Equity Fund    0.04%
GMO Foreign Fund                                 0.08%
GMO International Small Companies Fund           0.04%
GMO Emerging Markets Fund                       0.055%
GMO Domestic Bond Fund                          0.055%
GMO Short-Duration Collateral Share Fund        0.055%
GMO Core Plus Bond Fund                          0.10%
GMO International Bond Fund                      0.10%
GMO Currency Hedged International Bond Fund      0.10%
GMO Global Bond Fund                             0.10%
GMO Emerging Country Debt Fund                   0.10%
GMO Alpha Only Fund                              0.10%
GMO Inflation Indexed Bond Fund                  0.10%
GMO Emerging Countries Fund                      0.02%
GMO U.S. Equity Allocation Fund                 [0.07%]
GMO Emerging Markets Quality Fund               0.055%
GMO Developed World Stock Fund                  0.055%


CLASS VII SHARES

                    FUND                      SERVICE FEE
                    ----                      -----------
GMO Core Plus Bond Fund                          0.06%
GMO International Bond Fund                      0.06%
GMO Currency Hedged International Bond Fund      0.06%
GMO Global Bond Fund                             0.06%

CLASS VIII SHARES

                    FUND                      SERVICE FEE
                    ----                      -----------
GMO Core Plus Bond Fund                          0.01%

EXHIBIT A: SHAREHOLDER SERVICE FEE SCHEDULE

GMO International Bond Fund                   0.01%
GMO Currency Hedged International Bond Fund   0.01%
GMO Global Bond Fund                          0.01%

EXHIBIT B: ADMINISTRATION FEE SCHEDULE


FUND                                            ADMINISTRATION FEE
----                                            ------------------
GMO U.S. Core Equity Fund                              0.20%
GMO Tobacco-Free Core Fund                             0.20%
GMO U.S. Value Fund                                    0.20%
GMO U.S. Growth Fund                                   0.20%
GMO Real Estate Fund                                   0.20%
GMO International Intrinsic Value Fund                 0.20%
GMO Currency Hedged International Equity Fund          0.20%
GMO Foreign Fund                                       0.20%
GMO Emerging Countries Fund                            0.20%
GMO U.S. Quality Equity Fund                           0.20%
GMO Domestic Bond Fund                                 0.20%
GMO Core Plus Bond Fund                                0.20%
GMO International Bond Fund                            0.20%
GMO Currency Hedged International Bond Fund            0.20%
GMO Global Bond Fund                                   0.20%
GMO Short-Duration Investment Fund                     0.20%
GMO Alpha Only Fund                                    0.20%
GMO Inflation Indexed Bond Fund                        0.20%
GMO Emerging Country Debt Share Fund                   0.20%
GMO U.S. Equity Allocation Fund                       [0.20%]
GMO International Equity Allocation Fund               0.05%
GMO Global Balanced Asset Allocation Fund              0.05%
GMO Global (U.S.+) Equity Allocation Fund              0.05%
GMO Benchmark-Free Allocation Fund                     0.05%

                                    GMO TRUST

                            PART C. OTHER INFORMATION

Item 23. Exhibits

     (a)  1.   GMO Trust's (the "Trust" or "Registrant") Amended and Restated
               Agreement and Declaration of Trust (the "Declaration of
               Trust");(1) and

          2.   Amendment No. 28 to the Declaration of Trust.--Exhibit 1

          3.   Amendment No. 29 to the Declaration of Trust.--Exhibit 2.

     (b)  Amended and Restated By-laws of the Trust (the "By-laws").(1)

     (c)  1.   Please refer to Article III (Shares) and Article V (Shareholders'
               Voting Powers and Meetings) of the Declaration of Trust, which is hereby incorporated by reference.

          2. Please refer to Article II (Meetings of Shareholders) of the By-laws, which is hereby incorporated by reference.

     (d) Forms of Management Contracts between the Trust, on behalf of each of its GMO U.S. Core Fund (formerly "GMO Core Fund"), GMO Tobacco-Free Core Fund, GMO U.S. Quality Equity Fund, GMO Value Fund (formerly "GMO Value Allocation Fund"), GMO Growth Fund (formerly "GMO Growth Allocation Fund"), GMO Small/Mid Cap Value Fund (formerly "GMO Small Cap Value Fund" and "GMO Core II Secondaries Fund"), GMO Small/Mid Cap Growth Fund (formerly "GMO Small Cap Growth Fund"), GMO Real Estate Fund (formerly "GMO REIT Fund"), GMO International Intrinsic Value Fund (formerly "GMO International Core Fund"), GMO Currency Hedged International Equity Fund (formerly "GMO Currency Hedged International Core Fund"), GMO International Disciplined Equity Fund, GMO International Growth Fund, GMO Foreign Fund, GMO Foreign Small Companies Fund, GMO International Small Companies Fund, GMO Emerging Markets Fund, GMO Emerging Countries Fund (formerly "GMO Evolving Countries Fund"), GMO Emerging Markets Quality Fund (formerly "GMO Asia Fund"), GMO Alpha Only Fund (formerly "GMO Global Hedged Equity Fund"), GMO Domestic Bond Fund, GMO Core Plus Bond Fund (formerly "GMO U.S. Bond/Global Alpha A Fund" and "GMO Global Fund"), GMO International Bond Fund, GMO Currency Hedged International Bond Fund (formerly "GMO SAF Core Fund"), GMO Global Bond Fund, GMO Emerging Country Debt Fund, GMO Short-Duration Investment Fund (formerly "GMO Short-Term Income Fund"), GMO Inflation Indexed Bond Fund, GMO Intrinsic Value Fund, GMO Tax-Managed Small/Mid Cap Fund (formerly "GMO Tax-Managed Small Cap Fund" and "GMO U.S. Small Cap Fund"), GMO

----------
(1) Previously filed with the Securities and Exchange Commission and incorporated herein by reference.

          International Equity Allocation Fund, GMO Global Balanced Asset Allocation Fund (formerly "GMO World Equity Allocation Fund" and "GMO World Balanced Allocation Fund"), GMO Global (U.S.+) Equity Allocation Fund, GMO U.S. Equity Allocation Fund (formerly "GMO U.S. Sector Fund" and "GMO U.S. Sector Allocation Fund"), GMO Tax-Managed U.S. Equities Fund, GMO Special Purpose Holding Fund (formerly "GMO Alpha LIBOR Fund"), GMO Tax-Managed International Equities Fund, GMO Emerging Country Debt Share Fund, GMO Taiwan Fund, GMO Short-Duration Collateral Fund, GMO Benchmark-Free Allocation Fund, GMO Global Growth Fund, GMO World Opportunity Overlay Fund, GMO Strategic Opportunities Allocation Fund (formerly "GMO Strategic Balanced Allocation Fund"), GMO World Opportunities Equity Allocation Fund, GMO Alternative Asset Opportunity Fund, GMO Developed World Stock Fund, GMO U.S. Core Equity Fund, GMO U.S. Value Fund, GMO U.S. Intrinsic Value Fund, GMO U.S. Growth Fund, GMO U.S. Small/Mid Cap Value Fund, GMO U.S. Small/Mid Cap Growth Fund, GMO International Core Equity Fund, GMO International Growth Equity Fund, and GMO Short-Duration Collateral Share Fund, and Grantham, Mayo, Van Otterloo & Co. LLC ("GMO").(1)

     (e) Distribution Agreement between the Trust on behalf of each of GMO U.S. Core Fund (formerly "GMO Core Fund"), GMO Tobacco-Free Core Fund, GMO U.S. Quality Equity Fund, GMO Value Fund (formerly "GMO Value Allocation Fund"), GMO Growth Fund (formerly "GMO Growth Allocation Fund"), GMO Small/Mid Cap Value Fund (formerly "GMO Small Cap Value Fund" and "GMO Core II Secondaries Fund"), GMO Small/Mid Cap Growth Fund (formerly "GMO Small Cap Growth Fund"), GMO Real Estate Fund (formerly "GMO REIT Fund"), GMO International Disciplined Equity Fund, GMO International Intrinsic Value Fund (formerly "GMO International Core Fund"), GMO International Growth Fund, GMO Currency Hedged International Equity Fund (formerly "GMO Currency Hedged International Core Fund"), GMO Foreign Fund, GMO Foreign Small Companies Fund, GMO International Small Companies Fund, GMO Emerging Markets Fund, GMO Emerging Countries Fund (formerly "GMO Evolving Countries Fund"), GMO Emerging Markets Quality Fund (formerly "GMO Asia Fund"), GMO Alpha Only Fund (formerly "GMO Global Hedged Equity Fund"), GMO Domestic Bond Fund, GMO Core Plus Bond Fund (formerly "GMO U.S. Bond/Global Alpha A Fund" and "GMO Global Fund"), GMO International Bond Fund, GMO Currency Hedged International Bond Fund (formerly "GMO SAF Core Fund"), GMO Global Bond Fund, GMO Emerging Country Debt Fund, GMO Short-Duration Investment Fund (formerly "GMO Short-Term Income Fund"), GMO Inflation Indexed Bond Fund, GMO Intrinsic Value Fund, GMO Tax-Managed Small/Mid Cap Fund (formerly "GMO Tax-Managed Small Cap Fund" and "GMO U.S. Small Cap Fund"), GMO International Equity Allocation Fund, GMO Global Balanced Asset Allocation Fund (formerly, "GMO World Equity Allocation Fund" and "GMO World Balanced Allocation Fund"), GMO Global (U.S.+) Equity Allocation Fund, GMO
----------
(1) Previously filed with the Securities and Exchange Commission and incorporated herein by reference.

          U.S. Equity Allocation Fund (formerly "GMO U.S. Sector Fund" and "GMO U.S. Sector Allocation Fund"), GMO Special Purpose Holding Fund (formerly "GMO Alpha LIBOR Fund"), GMO Tax-Managed U.S. Equities Fund, GMO Tax-Managed International Equities Fund, GMO Emerging Country Debt Share Fund, GMO Taiwan Fund, GMO Short Duration Collateral Fund, GMO Benchmark-Free Allocation Fund, GMO Global Growth Fund, GMO World Opportunity Overlay Fund, GMO Strategic Opportunities Allocation Fund (formerly "GMO Strategic Balanced Allocation Fund"), GMO World Opportunities Equity Allocation Fund, GMO Alternative Asset Opportunity Fund, GMO Developed World Stock Fund, GMO U.S. Core Equity Fund, GMO U.S. Value Fund, GMO U.S. Intrinsic Value Fund, GMO U.S. Growth Fund, GMO U.S. Small/Mid Cap Value Fund, GMO U.S. Small/Mid Cap Growth Fund, GMO International Core Equity Fund, GMO International Growth Equity Fund, and GMO Short-Duration Collateral Share Fund, and Funds Distributor, Inc.(1)

     (f)  None.

     (g) 1. Custodian Agreement (the "IBT Custodian Agreement") among the Trust, on behalf of certain Funds, GMO and Investors Bank & Trust Company ("IBT");(1)

          2. Form of Custodian Agreement (the "BBH Custodian Agreement") between the Trust, on behalf of certain Funds, and Brown Brothers Harriman & Co. ("BBH");(1)

          3. Forms of Letter Agreements with respect to the IBT Custodian Agreement among the Trust, on behalf of certain Funds, GMO and IBT;(1)

          4. Letter Agreement with respect to the IBT Custodian Agreement among the Trust, on behalf of certain Funds, GMO and IBT, dated May 30, 2003;(1)

          5. Forms of Letter Agreements with respect to the BBH Custodian Agreement between the Trust, on behalf of certain Funds, and BBH;(1)

          6. Letter Agreement with respect to the BBH Custodian Agreement between the Trust, on behalf of certain Funds, and BBH, dated June 4, 2003;(1)

          7. Form of Accounting Agency Agreement (the "Accounting Agency Agreement") between the Trust, on behalf of certain Funds, and BBH;(1)

          8. Form of Letter Agreement with respect to the Accounting Agency Agreement between the Trust, on behalf of certain Funds, and BBH;(1)

          9. Form of 17f-5 Delegation Schedule between the Trust, on behalf of certain Funds, and BBH; (1)

----------
(1) Previously filed with the Securities and Exchange Commission and incorporated herein by reference.

          10. Form of Letter Agreement with respect to the 17f-5 Delegation Schedule between the Trust, on behalf of certain Funds, and BBH;(1)

          11. Form of Amended and Restated Delegation Agreement between IBT and the Trust, on behalf of certain Funds of the Trust (the "IBT Delegation Agreement");(1) and

          12. Form of Letter Agreement with respect to the IBT Delegation Agreement between IBT and the Trust, on behalf of certain Funds.(1)

     (h) 1. Transfer Agency Agreement among the Trust, on behalf of certain Funds, GMO and IBT;(1)

          2. Forms of Letter Agreements to the Transfer Agency Agreement among the Trust, on behalf of certain Funds, GMO and IBT;(1)

          3. Notifications of Obligation to Reimburse Certain Fund Expenses by GMO to the Trust;(1) and

          4. Form of Amended and Restated Servicing Agreement between the Trust, on behalf of certain Funds, and GMO.(1)

     (i)  Opinion and Consent of Ropes & Gray LLP.(2)


     (j)  Consent of Independent Registered Public Accounting Firm.*


     (k)  Financial Statements - Not applicable.

     (l)  None.

     (m) 1. Form of GMO Trust Amended and Restated Distribution and Service Plan (Class M);(1)

          2. Form of Amended and Restated Administration Agreement;(1)

          3. Form of Service Agreement between American Express Financial Advisors Inc. and the Trust, on behalf of certain Funds;(1)

          4. Form of Services Agreement between the Fidelity Brokerage Services LLC and National Financial Services LLC (together "Fidelity"), and the Trust, on behalf of certain Funds;(1)

----------
(1) Previously filed with the Securities and Exchange Commission and incorporated herein by reference.

(2)  Previously filed with the Securities and Exchange Commission.

*    To be filed by amendment.

          5. Form of Shareholder Service Agreement between Deutsche Bank Trust Company Americas and the Trust, on behalf of certain Funds;(1)

          6. Form of Shareholder Service Agreement between GE Financial Trust Company and the Trust, on behalf of certain Funds;(1)

          7. Form of Funds Trading Agreement between Fidelity Investments Institutional Operations Company, Inc., IBT, BBH, GMO, and the Trust, on behalf of certain Funds;(1)

          8. Form of First Amendment to the Funds Trading Agreement between Fidelity Investments Institutional Operations Company, Inc., IBT, BBH, GMO, and the Trust, on behalf of certain Funds;(1)

          9. Form of Shareholder Services Agreement between Citistreet LLC and the Trust, on behalf of certain Funds, as amended;(1) and

          10. Form of Shareholder Service Agreement between NYLIM Service Company LLC, NYLIFE Distributors LLC, and the Trust, on behalf of certain Funds.(1)

     (n) Plan pursuant to Rule 18f-3 under the Investment Company Act of 1940, effective June 1, 1996 as amended and restated February 26, 2004.(1)

     (o)  Reserved.

     (p) Code of Ethics, dated October 26, 2005, adopted by the Trust, GMO, GMO Australasia LLC, GMO Australia Ltd., GMO Singapore PTE Ltd., GMO Switzerland GMBH, GMO U.K. Ltd, GMO Woolley Ltd., Renewable Resources LLC, and Renewable Resources Ltd.--Exhibit 3

Item 24. Persons Controlled by or Under Common Control with Registrant

     None.

Item 25. Indemnification

     See Item 27 of Pre-Effective Amendment No. 1 which is hereby incorporated by reference.

Item 26. Business and Other Connections of Investment Adviser

----------
(1) Previously filed with the Securities and Exchange Commission and incorporated herein by reference.

     A description of the business of Grantham, Mayo, Van Otterloo & Co. LLC, the investment adviser of the Funds of the Registrant (the "Investment Adviser"), is set forth under the captions "Management of the Trust" or "Management of the Fund", as applicable, in the prospectuses and "Investment Advisory and Other Services" in the statements of additional information, each forming part of this Registration Statement.

     Except as set forth below, the directors, officers, and members of the Investment Adviser, have been engaged during the past two fiscal years in no business, profession, vocation or employment of a substantial nature other than as directors, officers, or members of the Investment Adviser or certain of its affiliates. Certain directors, officers, and members of the Investment Adviser serve as officers or trustees of the Registrant as set forth under the caption "Management of the Trust" in the Registrant's statements of additional information, forming part of this Registration Statement, and/or as officers and/or directors of certain private investment companies managed by the Investment Adviser or certain of its affiliates. The address of the Investment Adviser and the Registrant is 40 Rowes Wharf, Boston, Massachusetts 02110.

                             POSITION
       NAME          WITH INVESTMENT ADVISER           OTHER CONNECTIONS
------------------   -----------------------   ---------------------------------
Paul J. Bostock      Member                    Director, Inquire UK, Baldocks
                                               Barn Chiddingstone Causway,
                                               Tonbridge, Kent TN11 8JX

Arjun Divecha        Member and Member of      Director, Frog Hollow Fresh LLC,
                     the Board of Directors    P.O. Box 872, Brentwood, CA 94513

Robert P. Goodrow    Member                    Trustee, The Batterymarch Trust,
                                               c/o GMO LLC, 40 Rowes Wharf,
                                               Boston, MA 02110

R. Jeremy Grantham   Founding Member and       MSPCC Investment Committee, 555
                     Chairman of the           Amory Street, Jamaica Plain, MA
                     Board of Directors        02130

Jon Hagler           Member of the Board of    Member, Overseer Advisory Board,
                     Directors                 WGBH Boston, 125 Western Ave.,
                                               Boston, MA 02134; Trustee
                                               Emeritus, Texas A&M Foundation,
                                               Texas A&M University, College
                                               Station, TX 77843; Chairman,
                                               Vision 2020 Advisory Council,
                                               Texas A&M University, College
                                               Station, TX 77843; Convening
                                               Chair, One Spirit-One Vision
                                               Capital Campaign,


                                               Texas A&M University, College
                                               Station, TX 77843

Bevis Longstreth     Director                  Trustee, College Retirement
                                               Equity Fund, 730 Third Ave., NY,
                                               NY 10017-3206; Director,
                                               AMVESCAP, 1315 Peachtree Street,
                                               NE, Atlanta, GA 30309; Expert
                                               witness in periodic securities
                                               litigation; Trustee and financial
                                               adviser to certain high net worth
                                               individuals/families; Historical
                                               novelist; Fiduciary for various
                                               not-for-profit institutions

John Rosenblum       Vice Chairman of the      Director, The Chesapeake
                     Board of Directors        Corporation, 1021 East Cary
                                               Street, Richmond, VA 23219;
                                               Thomas Rutherfoord, Inc., One
                                               South Jefferson Street, SW,
                                               Roanoke, VA 24011; The Providence
                                               Journal, a division of Belo
                                               Corporation, 75 Providence
                                               Street, Providence, RI 02902;
                                               Trustee, Landmark Volunteers,
                                               P.O. Box 455, Sheffield, MA
                                               01257; Jamestown-Yorktown
                                               Foundation, Inc., P.O. Box 1607,
                                               Williamsburg, VA 23187-1607;
                                               American Civil War Center
                                               Foundation, 200 S. Third St.,
                                               Richmond, VA 23219; Atlantic
                                               Challenge, 643 Main St.,
                                               Rockland, ME 04841; University
                                               Symphony Society, 112 Old Cabell
                                               Hall, Charlottesville, VA 22903;
                                               and Farnsworth Art Museum, 16
                                               Museum Street, Rockland, Maine
                                               04841

Anthony Ryan         Member                    Trustee of the Woods Hole
                                               Oceanographic Institution.
                                               Woods Hole, MA

Eyk Van Otterloo     Founding Member and       Board Member, Chemonics
                     Member of the Board of    International, 1133 20th

                     Directors                 Street, NW, Suite 600,
                                               Washington, D.C. 20036; Chairman
                                               of the Board, OneCoast Network
                                               LLC, 408 Jamesborough Drive,
                                               Pittsburgh, PA 15238; Board
                                               Member, Dimensional Photonics,
                                               220 Ballardvale Street, Unit D,
                                               Wilmington, MA 01887

Item 27. Principal Underwriters

Item 27(a). Funds Distributor, Inc. ("FDI" or the "Distributor") acts as principal underwriter for the following investment companies:

          GMO Trust
          Merrimac Series
          Munder Series Trust
          Munder Series Trust II
          TD Waterhouse Family of Funds, Inc.
          TD Waterhouse Plus Funds, Inc.

     FDI is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. FDI has its main address at 100 Summer Street, 15th Floor, Boston, Massachusetts 02110. FDI is an indirect wholly-owned subsidiary of The BISYS Group, Inc.

Item 27(b). Information about Directors and Officers of FDI is as follows:

Director or Officer   Positions and Offices with FDI
-------------------   ------------------------------
Richard F. Froio      President and Director
Elliott Dobin         Secretary
Edward Pike           Financial Operations Officer
Brian Bey             Vice President and  Asst. Compliance Officer
James L. Smith        Vice President, Director and Chief Compliance Officer

The above FDI directors and officers do not have positions or offices with the Trust.

Item 27(c). Other Compensation received by FDI from the certain Funds of the Trust with respect to the last fiscal year:

GMO Fund Name*   Class M Distribution (12b-1) Fees
--------------   ---------------------------------
                 [To be updated by Amendment]

* Other classes of the GMO Funds do not pay distribution (12b-1) fees or any other type of commission or compensation to FDI. The Class M Shares distribution (12b-1) fees constitute payments for services rendered and expenses borne by FDI, which are primarily intended to result in the sale of Class M shares and/or the provision of certain other services incidental thereto.

Item 28. Location of Accounts and Records

     The accounts, books, and other documents required to be maintained by
     Section 31(a) and the rules thereunder will be maintained at the offices of the Registrant, 40 Rowes Wharf, Boston, MA 02110; the Registrant's investment adviser, Grantham, Mayo, Van Otterloo & Co. LLC, 40 Rowes Wharf, Boston, MA 02110; the Registrant's distributor, Funds Distributor, Inc., 100 Summer Street, 15th Floor, Boston, MA 02110; the Registrant's custodian for certain of the Funds, Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109; and the Registrant's custodian and transfer agent for certain of the Funds, Investors Bank & Trust Company, 200 Clarendon Street, Boston, MA 02116.

Item 29. Management Services

     Not Applicable.

Item 30. Undertakings

     None.

                                     Notice

     A copy of the Declaration of Trust, together with all amendments thereto, is on file with the Secretary of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Trust by an officer of the Trust as an officer and not individually and that the obligations of this instrument are not binding upon any of the Trustees or officers of the Trust or shareholders of any series of the Trust individually but are binding only upon the assets and property of the Trust or the respective series.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 (the "Securities Act") and the Investment Company Act of 1940 (the "1940 Act"), the Registrant, GMO Trust, has duly caused this Post-Effective Amendment No. 122 under the Securities Act and Post-Effective Amendment No. 150 under the 1940 Act to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and The Commonwealth of Massachusetts, on the 1st day of May, 2006.

                                        GMO Trust


                                        By: SCOTT E. ESTON*
                                            ------------------------------------
                                            Scott E. Eston
                                     Title: President; Chief Executive
                                            Officer; Principal Executive
                                            Officer

     Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 122 to the GMO Trust's Registration Statement under the Securities Act has been signed below by the following persons in the capacities and on the date indicated.

Signatures                                 Title                         Date
----------                                 -----                         ----


SCOTT E. ESTON*          President; Chief Executive Officer;         May 1, 2006
----------------------   Principal Executive Officer
Scott E. Eston


SUSAN RANDALL HARBERT*   Treasurer; Principal Financial and          May 1, 2006
----------------------   Accounting Officer
Susan Randall Harbert


DONALD W. GLAZER*        Trustee                                     May 1, 2006
----------------------
Donald W. Glazer


JAY O. LIGHT*            Trustee                                     May 1, 2006
----------------------
Jay O. Light


W. NICHOLAS THORNDIKE*   Trustee                                     May 1, 2006
----------------------
W. Nicholas Thorndike


                                        * By: /S/ DAVID L. BOHAN
                                              ----------------------------------
                                              David L. Bohan
                                              Attorney-in-Fact

                                  EXHIBIT INDEX

                                    GMO TRUST

Exhibit No.   Title of Exhibit                                          Page No.
-----------   ----------------                                          --------

     1        Amendment No. 28 to the Declaration of Trust.                 1

     2        Amendment No. 29 to the Declaration of Trust.                 4

     3        Code of Ethics, dated October 26, 2005, adopted by the        7
              Trust, GMO, GMO Australasia LLC, GMO Australia Ltd.,
              GMO Singapore PTE Ltd., GMO Switzerland GMBH, GMO U.K.
              Ltd, GMO Woolley Ltd., Renewable Resources LLC, and
              Renewable Resources Ltd.

     4        Certificate of Clerk of the Trust certifying resolution      56
              by the Board of Trustees of the Trust required pursuant
              to Rule 483 under the Securities Act of 1933.

     5        Powers of Attorney for Jay O. Light, Donald W. Glazer,       58
              W. Nicholas Thorndike, Scott E. Eston, and Susan
              Randall Harbert.